As filed with the U.S. Securities and Exchange Commission on October 29, 2004
                    Registration Nos. 333-11125 and 811-07795

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /x/
                         PRE-EFFECTIVE AMENDMENT NO.        / /
                       POST-EFFECTIVE AMENDMENT NO. 60      /x/
                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /x/
                              AMENDMENT NO. 61     /x/

                            J.P. MORGAN SERIES TRUST
                           (formerly JPM Series Trust)
               (Exact Name of Registrant as Specified in Charter)
                   522 Fifth Avenue, New York, New York 10036
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: 1-800-521-5411
            Avery P. Maher, c/o J.P. Morgan Fund Distributors, Inc.
                      522 Fifth Avenue, New York, NY 10036
                     (Name and Address of Agent for Service)

Copy to: Nina O. Shenker, Esq.                 John E. Baumgardner, Jr., Esq.
J.P. Morgan Fund Distributors, Inc.            Sullivan & Cromwell
522 Fifth Avenue                               125 Broad Street
New York, NY 10036                             New York, New York 10004

It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[x] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)

JPMORGAN FUNDS



PROSPECTUS DECEMBER 27 2004


[GRAPHIC]

JPMORGAN INCOME FUNDS

INSTITUTIONAL CLASS SHARES

BOND FUND

ENHANCED INCOME FUND

GLOBAL STRATEGIC INCOME FUND

SHORT TERM BOND FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Bond Fund                                                                      1

Enhanced Income Fund                                                           7

Global Strategic Income Fund                                                  13

Short Term Bond Fund                                                          19

The Funds' Management and Administration                                      25

How to Do Business with the Funds                                             27

    Purchasing Fund Shares                                                    27

    Shareholder Servicing Fees                                                30

    Exchanging Fund Shares                                                    30

    Redeeming Fund Shares                                                     31

Shareholder Information                                                       33

    Distributions and Taxes                                                   33

    Availability of Proxy Voting Record                                       33

    Portfolio Holdings Disclosure                                             33

Future Changes to Certain Information Concerning the Funds                    35

Investments                                                                   48

Risk and Reward Elements                                                      50

Financial Highlights of the Funds                                             56

How To Reach Us                                                       BACK COVER

JPMORGAN BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages __-__.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. "Assets" means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Lehman Aggregate Bond Index (currently about four years).


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Up to 25% of Assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.


At least 75% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, including at least 65% of Assets rated A or better. No more than 25% of Assets may be invested in securities rated B or BB (junk bonds). It may also invest in securities that are unrated but are deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed-income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.


Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.


Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.


The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

- want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Intermediate Investment Grade Debt Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994              -2.68%
1995              18.42%
1996               3.30%
1997               9.29%
1998               7.54%
1999              -0.55%
2000              10.93%
2001               7.30%
2002               8.86%
2003               4.38%

BEST QUARTER 2nd quarter, 1995                 6.30%
WORST QUARTER 1st quarter, 1994               -2.38%


The Fund's year-to-date total return as of 9/30/04 was 3.65%.

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class was launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to and whose expenses were substantially similar to those of the Institutional Class Shares) from 1/1/94 to 9/10/01.


(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Return Before Taxes                                                     4.38            6.11             6.52
Return After Taxes on Distributions                                     2.07            3.76             3.95
Return After Taxes on Distributions and Sale of Fund Shares             3.09            3.78             3.96

LEHMAN AGGREGATE BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     4.11            6.62             6.95

LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                       5.38            6.23             6.41


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* See footnote on previous page.

^ Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                                         0.30
DISTRIBUTION (RULE 12b-1) FEES                                                                          NONE
SHAREHOLDER SERVICE FEES                                                                                0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                              (    )

NET EXPENSES(2)                                                                                         0.49


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.49% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.49% of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                          1 YEAR             3 YEARS        5 YEARS      10 YEARS
-------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  50

JPMORGAN ENHANCED INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as strategies, please see pages __-__.


THE FUND'S OBJECTIVE
The Fund seeks to provide high current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in taxable fixed-income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will be no longer than 1.5 years. Also, the Fund may use interest rate swaps, futures contracts and options to help manage duration, yield curve exposure and credit and spread volatility.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.


Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund, at the time of purchase, must be rated investment-grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or unrated but deemed by the adviser, JPMIM, to be of comparable quality, including at least 75% rated A or better.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The adviser seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

- want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the 3 Month LIBOR Index, a broad-based securities market index, and the Lipper Income Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURN(1)

2002       1.84%
2003       0.99%


BEST QUARTER 2nd quarter, 2002                 0.76%
WORST QUARTER 1st quarter, 2003               -0.01%



The Fund's year-to-date total return as of 9/30/04 was 1.14%.


(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                                 PAST 1 YEAR     LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Return Before Taxes                                                                     0.99             1.45
Return After Taxes on Distributions                                                     0.29             0.62
Return After Taxes on Distributions and Sale of Fund Shares                             0.64             0.74

3 MONTH LIBOR INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                     1.27             1.61

LIPPER INCOME FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                      15.94             5.52


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The Fund commenced operations on 11/30/01.

^ Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                                          0.25
DISTRIBUTION (RULE 12b-1) FEES                                                                           NONE
SHAREHOLDER SERVICE FEES                                                                                 0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                                (   )

NET EXPENSES(2)                                                                                          0.25


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.25% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.25% of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. For the period ended
    8/31/04, net expenses for the Institutional Class Shares were    %.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages __-__.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securites rated below investment grade are sometimes called junk bonds.

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

- 12% international non-dollar (range 0-25%)

- 35% public/private mortgages (range 20-45%)

- 23% public/private corporates (range 5-25%)

- 15% emerging markets (range 0-25%)

- 15% high yield corporates (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting the Fund's investments in different sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Since securities in which the Fund invests combine the risks of emerging markets and low credit quality, the Fund's performance is likely to be more volatile than that of most income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of a typical intermediate bond fund

- want an investment that pays monthly dividends

- want to add a non-U.S. investment to further diversify a portfolio.

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- have a short-term investment horizon

- are adverse to below investment grade securities

- require stability of principal

- are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Multi-Sector Income Funds Index, a broad based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998    2.59%
1999    2.51%
2000    7.98%
2001    4.00%
2002    4.85%
2003    9.06%

BEST QUARTER 4th quarter, 2002        3.91%
WORST QUARTER 3rd quarter, 1998      -1.45%


The Fund's year-to-date total return as of 9/30/04 was 4.40%.


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class was launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to and whose expenses were substantially similar to those of the Institutional Class Shares) from 3/17/97 to 9/10/01.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                                 PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Return Before Taxes                                                     9.06            5.64             5.78
Return After Taxes on Distributions                                     7.09            2.85             2.97
Return After Taxes on Distributions and Sale of Fund Shares             5.84            3.04             3.14

LEHMAN AGGREGATE BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     4.11            6.62             7.72

LIPPER MULTI-SECTOR INCOME FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      16.16            5.18             5.31


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) The Fund commenced operations on 3/17/97. Performance of the benchmarks from 3/31/97.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                             0.45
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                   (   )

NET EXPENSES(2)                                                             0.65


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.65% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.65% of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 66

JPMORGAN SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages __-__.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.


At least 90% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, including at least 75% A or better. No more than 10% of Assets may be invested in securities rated B or BB (junk bonds). It may also invest in unrated securities deemed by the adviser, JPMIM, to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

- want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994     0.36%
1995    10.80%
1996     5.10%
1997     6.40%
1998     7.04%
1999     3.21%
2000     7.23%
2001     7.60%
2002     5.58%
2003     1.90%

BEST QUARTER 3rd quarter, 2001        3.40%
WORST QUARTER 1st quarter, 1994      -0.47%


The Fund's year-to-date total return as of 9/30/04 was 1.41%.



* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class was launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to and whose expenses were substantially similar to those of the Institutional Class Shares) from 1/1/94 to 9/10/01.


(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Return Before Taxes                                                     1.90            5.08             5.48
Return After Taxes on Distributions                                     0.94            3.12             3.29
Return After Taxes on Distributions and Sale of Fund Shares             1.23            3.12             3.30

MERRILL LYNCH 1-3 YEAR TREASURY INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     1.90            5.37             5.68

LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                       2.64            4.95             5.19


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* See footnote on previous page.

^ Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                                          0.25
DISTRIBUTION (RULE 12b-1) FEES                                                                           NONE
SHAREHOLDER SERVICE FEES                                                                                 0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                                (   )

NET EXPENSES(2)                                                                                          0.30


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.30% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.30% of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.


                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 31

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Bond, Global Strategic Income and Short Term Bond Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Enhanced Income Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The Trusts are governed by trustees who are responsible for overseeing all business activities. Certain changes to the organization of these trusts are being proposed for shareholder approval. For information about these proposed changes, see "Future Changes to Certain Information Concerning the Funds" below.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-348-4782 to obtain more information concerning all of the Funds' share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                               %
----------------------------------------------------
BOND FUND                                       0.30

ENHANCED INCOME FUND                            0.14

GLOBAL STRATEGIC INCOME FUND                    0.16

SHORT TERM BOND FUND                            0.22


THE PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM.


FUND MANAGER COMPENSATION
All of the portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Funds they help manage.


THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

Through February 18, 2005, JPMorgan Chase Bank, NA (JPMorgan Chase Bank) will provide administrative services and oversee the Funds' other service providers. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' administrator and will provide administrative services and oversee each Fund's other service providers. The Funds' administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.10% annual fee to such entities for performing shareholder and administrative services.


Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' shareholder servicing agent. For more information regarding the transitions of the administrator and the shareholder servicing agent, read "Future Changes to Certain Information Concerning the Funds" below.


THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (Distributor) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the distributor for the Funds.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee, any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

HOW TO DO BUSINESS WITH THE FUNDS


PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your investment representative (Financial Intermediary). Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will typically be held for you by the Financial Intermediary; and

- Directly from the Funds through the JPMorgan Institutional Funds Service
  Center.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or an authorized agent of a Fund before 4:00 p.m. Eastern Time (ET) will be effective that day. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one an other and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund (Short-Term Bond Funds) and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in a Fund to open an account. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum.

You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b)
and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-348-4782.

If you are purchasing shares directly from the Funds, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed, less any redemption fee.

Send the completed Account Application and a check to:

JPMorgan Funds Service Center
PO Box 219392
Kansas City, MO 64121-9392

If you choose to pay by wire, please call 1-800-348-4782 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, NA
ATTN: _______________________
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Make your check out to JPMORGAN FUNDS in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party checks" and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- How do I redeem shares?"

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. ET on the settlement date.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

If you have any questions, contact your Financial Intermediary or call 1-800-348-4782.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, NA
ATTN: _______________________
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Service Center
PO Box 219392
Kansas City, MO 64121-9392

SHAREHOLDER SERVICING FEES
JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder servicing fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. Any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at its or their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Beginning 15 days after you buy your shares, you may exchange your shares for shares of the same class or Ultra shares of certain other JPMorgan Funds. You will need to meet any investment minimum requirements.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-348-4782.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

- The Fund receives the request by 4:00 p.m. ET.

- You have contacted your Financial Intermediary, if necessary.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business.

Redemption requests received by a Fund or an authorized agent of a Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day.

All required documentation in the proper form must accompany a redemption request. The Funds may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Service Center
PO Box 219392
Kansas City, MO 64121-9392

Unless you indicated otherwise on your Account Application, you may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address or payee of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH only to a bank account on record with the Funds.

You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described.

WHAT WILL MY SHARES BE WORTH?
If the Fund or an authorized agent of the Fund receives your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption request is received.

CAN I REDEEM BY TELEPHONE?
Yes, unless you indicated otherwise on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Fund.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

The Statement of Additional Information offers more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Funds declare ordinary income dividends daily and pay them monthly. Effective from and after January 1, 2005, each Fund will generally declare dividends on the last business day of each month and pay such dividends on the first business day of the following month. Each Fund makes net capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.


You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Income Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Funds' at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Funds' top ten holdings as of the last day of each month and each calendar quarter are posted on its website at www.jpmorganfunds.com, 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-348-4782.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS


On July 1, 2004, Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation (BOIA), One Group Dealer Services, Inc. (Distributor), and One Group Administrative Services, Inc. (OGA) merged into JPMorgan Chase & Co. BOIA, the Distributor and OGA are the investment adviser, the distributor and the administrator, respectively, to One Group Mutual Funds. As a consequence of the merger, on that date BOIA, OGA and the Distributor became affiliates of both J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Chase Bank. JPMIM is the investment adviser to the JPMorgan Funds, and JPMorgan Chase Bank is the administrator, shareholder servicing agent and custodian to the JPMorgan Funds.

As a result of these new affiliations, steps to integrate to the greatest extent possible the operations of One Group Mutual Funds and the JPMorgan Funds have been actively considered over the course of the past several months in order to take advantage of potential operational and administrative efficiencies and to eliminate overlapping or duplicative product offerings. At Board meetings held in June and July 2004, BOIA, OGA, JPMIM and JPMorgan Chase Bank discussed various aspects of the proposed integration plan with the Board of Trustees of One Group Mutual Funds and the Board of Directors and Boards of Trustees, as applicable (Boards), of the JPMorgan Funds, respectively. At meetings held in August 2004, BOIA and OGA made proposals to the Board of Trustees of One Group Mutual Funds and JPMIM and JPMorgan Chase Bank made proposals to the Boards of the JPMorgan Funds in order to seek to achieve those goals. BOIA and JPMIM, however, will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide investment advisory services to the One Group Funds and the JPMorgan Funds.

On August 12, 2004, the Board of Trustees of One Group Mutual Funds, and on August 19, 2004, the Boards of the JPMorgan Funds, approved a series of initiatives that are designed to: (i) integrate the operations of the two fund complexes; (ii) streamline the operations and product offerings of the two fund complexes; and (iii) take advantage of potential economies of scale. The integration of the two fund complexes will include, among other things, (i) adopting a common fee structure; (ii) eliminating overlapping or duplicative Funds; (iii) redomiciling each fund complex to a single jurisdiction and single form of declaration of trust; (iv) electing a single board of trustees and senior officers; (v) proposing certain changes to fundamental investment policies of some of the JPMorgan Funds and all of the One Group Funds; (vi) engaging a common set of service providers; and (vii) conforming redemption fee practices.

- COMMON FEE STRUCTURE: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved a series of proposals designed to facilitate the integration of One Group Mutual Funds with the JPMorgan Funds into an integrated fund complex in which all of the Funds have a common pricing structure. The pricing changes, which go into effect on February 19, 2005 unless specifically indicated otherwise below include the following:

   - Lowering the investment advisory fees applicable to many of the One Group Funds and all of the JPMorgan money market funds. Some of these lower advisory fees for certain of the One Group Funds, which will go into effect prior to February 19, 2005, are also the result of the commitments made by BOIA to reduce its management fees for certain One Group Funds in the settlement agreement with the New York Attorney General;

   - Lowering the fees payable to the Distributor under Distribution and Shareholder Services Plans with respect to the Class A, Class B and Class C shares of the One Group Funds such that the Rule 12b-1 fee applicable to Class A shares is lowered from 0.35% of average daily net assets of the Class A shares to 0.25% of average daily net assets of the Class A shares and the Rule 12b-1 fee applicable to Class B and C shares is lowered from 1.00% of the average daily net assets of the Class B and C shares to 0.75% of average daily net assets of the Class B and C shares. At the same time, shareholder servicing activities will be removed from each of those Distribution and Shareholder Services Plans;

   - Eliminating the current Shareholder Services Plan that applies with respect to the Administrative Class and Class S shares of the One Group Funds and replacing it with a non-Rule 12b-1 shareholder servicing fee paid pursuant to a Shareholder Services Agreement with One Group Dealer Services, Inc.;

   - With regard to One Group Mutual Funds, imposing a separate non-Rule 12b-1 shareholder servicing fee, paid pursuant to a Shareholder Servicing Agreement with One Group Dealer Services, Inc., at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares;

   - With regard to the JPMorgan Funds, increasing the existing shareholder services fees by 0.05% with respect to each of the following classes of shares of the JPMorgan money market funds: Agency, Cash Management, Premier and Reserve;

   - With regard to the Class A shares of the JPMorgan Funds, adopting the initial sales charge schedule currently in effect for the One Group Funds. This will generally mean that the initial sales charge on Class A shares of the JPMorgan Funds will be decreasing. For example, on JPMorgan equity funds, the initial sales charge will be decreasing from 5.75% of the offering price to 5.25% of the offering price;

   - Lowering the administration fee applicable to One Group Mutual Funds by adopting the complex-wide fee structures for administration services currently utilized by the JPMorgan Funds. Since both the One Group Funds and the JPMorgan Funds will be applying the complex-wide fee structures, the administration fees applicable to the JPMorgan Funds will be lower as well; and

   - Charging custody, fund accounting and transfer agency fees to both the One Group Mutual Funds and the JPMorgan Funds pursuant to a common fee schedule.

BOIA, JPMIM, OGA and the Distributor have contractually agreed to waive or reduce their fees or reimburse the expenses of each class of shares of One Group Mutual Funds and the JPMorgan Funds, as needed, in order to assure that, for the Acquired Funds listed in the table below, the Net Expense level for the Funds following the mergers is at least as low as the Net Expense level currently in effect, if not lower, with the few exceptions discussed here. The Net Expense level for shares of the JPMorgan Liquid Assets Money Market Fund will be equal to, or lower than in the case of the Institutional Class shares, the contractual expense limitation currently in effect, although it will be higher than the net expenses as a result of voluntary fee waivers and reimbursements currently being made by JPMIM. The Net Expense level for the Agency class shares of JPMorgan Treasury Plus Money Market Fund and the Select class shares of JPMorgan Prime Money Market Fund will be increasing by 0.01% and the Net Expense level for the Class S shares of One Group Institutional Prime Money Market Fund will be increasing by 0.04%. The Net Expense levels for all other Funds will be the same or lower than the contractual caps currently in effect. Although gross expense levels (i.e., expenses before waivers or reimbursements) for certain classes of certain Funds may increase as a result of these changes, the contractual fee waivers or reductions and expense reimbursements will continue in effect for at least one year from February 18, 2005.

- ELIMINATION OF OVERLAPPING OR DUPLICATIVE PRODUCT OFFERINGS: As part of the plan to integrate the two fund complexes, BOIA and JPMIM undertook a review of their various product offerings to determine whether there would be any overlapping or duplicative product offerings following the integration of the two fund complexes. At the Board meetings held August 12, 2004 and August 19, 2004, BOIA and JPMIM each recommended a series of individual fund mergers. After determining that (1) the investment objectives, investment policies, investment strategies and investment restrictions of the Funds subject to each proposed merger transaction were compatible, (2) each of the proposed mergers would be in the best interests of each affected Fund and its shareholders, and (3) each of the proposed mergers would not result in the dilution of the interests of the Funds or their shareholders, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved the following merger transactions:



ACQUIRED FUNDS                                                            ACQUIRING FUNDS
--------------                                                            ---------------
JPMorgan Bond Fund II (a series of J.P. Morgan      MERGES WITH AND INTO  One Group Bond Fund (a series of One Group Mutual
Mutual Fund Select Group)                                                 Funds)

JPMorgan Equity Growth Fund (a series of J.P.       MERGES WITH AND INTO  One Group Large Cap Growth Fund (a series of One
Morgan Mutual Fund Investment Trust)                                      Group Mutual Funds)

JPMorgan Equity Income Fund (a series of J.P.       MERGES WITH AND INTO  One Group Equity Income Fund (a series of One
Morgan Mutual Fund Investment Trust)                                      Group Mutual Funds)

JPMorgan Global 50 Fund (a series of J.P. Morgan    MERGES WITH AND INTO  JPMorgan Fleming International Opportunities Fund
Series Trust)                                                             (a series of J.P. Morgan Institutional Funds)

JPMorgan Liquid Assets Money Market Fund (a series  MERGES WITH AND INTO  One Group Prime Money Market Fund (a series of One
of J.P. Morgan Mutual Fund Trust)                                         Group Mutual Funds)

JPMorgan Strategic Income Fund (a series of J.P.    MERGES WITH AND INTO  JPMorgan Global Strategic Income Fund (a series of
Morgan Mutual Fund Group)                                                 J.P. Morgan Institutional Funds)

JPMorgan Tax Free Income Fund (a series of J.P.     MERGES WITH AND INTO  One Group Tax-Free Bond Fund (a series of One
Morgan Mutual Fund Select Trust)                                          Group Mutual Funds)

JPMorgan Treasury Plus Money Market Fund (a series  MERGES WITH AND INTO  One Group U.S. Treasury Securities Money Market
of J.P. Morgan Mutual Fund Trust)                                         Fund (a series of One Group Mutual Funds)

JPMorgan U.S. Government Money Market Fund (a       MERGE WITH AND INTO   One Group Government Money Market Fund (a series
series of J.P. Morgan Mutual Fund Trust) One                              of One Group Mutual Funds)
Group U.S. Government Securities Money Market
Fund (a series of One Group Mutual Funds)

JPMorgan U.S. Small Company Opportunities Fund (a   MERGE WITH AND INTO   One Group Small Cap Growth Fund (a series of One
series of J.P. Morgan Funds) JPMorgan Small Cap                           Group Mutual Funds)
Growth Fund (a series of J.P. Morgan Fleming
Mutual Fund Group, Inc.)

JPMorgan U.S. Treasury Income Fund (a series of     MERGES WITH AND INTO  One Group Government Bond Fund (a series of One
J.P. Morgan Mutual Fund Group)                                            Group Mutual Funds)

One Group Balanced Fund (a series of One Group      MERGES WITH AND INTO  JPMorgan Diversified Fund (a series of J.P. Morgan
Mutual Funds)                                                             Institutional Funds)

One Group Diversified Equity Fund (a series of One  MERGES WITH AND INTO  JPMorgan U.S. Equity Fund (a series of J.P. Morgan
Group Mutual Funds)                                                       Institutional Funds)

One Group Diversified International Fund (a series  MERGES WITH AND INTO  JPMorgan Fleming International Equity Fund (a
of One Group Mutual Funds)                                                series of J.P. Morgan Mutual Fund Select Group)

One Group Health Sciences Fund (a series of One     MERGES WITH AND INTO  JPMorgan Global Healthcare Fund (a series of J.P.
Group Mutual Funds)                                                       Morgan Series Trust)

ACQUIRED FUNDS                                                            ACQUIRING FUNDS
--------------                                                            ---------------
One Group Institutional Prime Money Market Fund (a  MERGES WITH AND INTO  JPMorgan Prime Money Market Fund (a series of J.P.
series of One Group Mutual Funds)                                         Morgan Mutual Fund Trust)

One Group Intermediate Tax-Free Bond Fund (a        MERGES WITH AND INTO  JPMorgan Intermediate Tax Free Income Fund (a
series of One Group Mutual Funds)                                         seriesof J.P. Morgan Mutual Fund Select Trust)

One Group Treasury Only Money Market Fund (a        MERGES WITH AND INTO  JPMorgan 100% U.S. Treasury Securities Money
series of One Group Mutual Funds)                                         Market Fund (a series of J.P. Morgan Mutual Fund
                                                                          Trust)



Each of the individual merger transactions above is subject to the approval of shareholders of the Acquired Fund at a shareholder meeting scheduled to be held on January 20, 2005. Each of the mergers listed above, if approved by shareholders, is expected to close on February 18, 2005, or such later date as the parties to each such transaction shall agree.

In the case of each merger listed above, if such merger is approved by the shareholders of the Acquired Fund, each Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of the net assets of each Acquired Fund being transferred. Following the transfer, each shareholder of the Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of that shareholder's Acquired Fund shares. The closing of each merger will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed merger will qualify as a tax-free reorganization for federal income tax purposes.

- REDOMICILIATION AS A DELAWARE STATUTORY TRUST: On August 12, 2004, the Board of One Group Mutual Funds approved the reorganization and redomiciliation of One Group Mutual Funds into a Delaware statutory trust to be known as JPMorgan Trust II. On August 19, 2004, the Boards of the JPMorgan Funds approved the reorganization and redomiciliation of the JPMorgan Funds into a Delaware statutory trust to be known as JPMorgan Trust I. Each of these Board approvals is subject to the approval of the reorganization and redomiciliation transaction by shareholders of the affected Funds at shareholder meetings scheduled to be held on January 20, 2005. If approved, the reorganization and redomiciliation transactions are expected to close on or about February 19, 2005.

- ELECTION OF A SINGLE BOARD OF TRUSTEES: At the meeting of shareholders of One Group Mutual Funds and the JPMorgan Funds scheduled to be held on January 20, 2005, shareholders of both One Group Mutual Funds and the JPMorgan Funds will be asked to elect a 13-member Board of Trustees comprised of five of the current seven members of the Board of One Group Mutual Funds and eight of the current 10 members of the Boards of the JPMorgan Funds. If elected by shareholders of One Group Mutual Funds and shareholders of the JPMorgan Funds, this 13-member Board of Trustees will take office effective February 19, 2005 and will oversee all of One Group Mutual Funds and the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be asked to amend the Declaration of Trust of One Group Mutual Funds to allow for a Board with more than 10 members.

- FUNDAMENTAL INVESTMENT POLICIES AND/OR RESTRICTIONS: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the respective Boards of the JPMorgan Funds voted to recommend that shareholders of the Funds approve the amendment of certain of the Funds' fundamental investment policies and/or restrictions. The Board of Trustees of One Group Mutual Funds also voted to recommend the elimination of certain fundamental investment restrictions that are not required by the Investment Company Act of 1940, as amended (1940 Act). The proposed changes in the Funds' fundamental investment policies and/or restrictions are intended to simplify, streamline and standardize certain fundamental investment policies and/or restrictions of the Funds that are required under the 1940 Act, while at the same time providing added flexibility to respond to future legal, regulatory, market or technical changes. Although the proposed changes in certain fundamental investment policies and/or restrictions of some or all of the Funds will allow the affected Funds greater flexibility to respond to future investment opportunities, BOIA and JPMIM have indicated to the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds, respectively, that they do not anticipate that the changes, either individually or in the aggregate, will result in any material change in the level of investment risk associated with investing in the affected Funds or the manner in which the affected Funds are managed. Shareholders of the affected Funds will be asked to vote on these proposals at shareholder meetings scheduled to be held January 20, 2005.

- COMMON SERVICE PROVIDERS: By February 19, 2005, One Group Mutual Funds and the JPMorgan Funds will have the same administrator, distributor, shareholder servicing agent, transfer and dividend distribution agent, custodian and fund accounting agent. This will mean certain new service providers for both One Group Mutual Funds and the JPMorgan Funds.

   - INVESTMENT ADVICE. As mentioned above, each Fund will continue to contract for investment advisory services from its current investment adviser, as described in the current prospectus, except that JPMIM will serve as investment advisor to the One Group International Equity Index Fund if a new Investment Advisory Agreement with JPMIM is approved by the shareholders of the One Group International Equity Index Fund.

   - ADMINISTRATION. One Group Mutual Funds will continue to have its current administrator, OGA, as its administrator. The JPMorgan Funds will change their administrator to OGA effective February 19, 2005. The new fee rate for most equity and fixed income funds, which is the same as the fee rate currently in place for the equity and fixed income JPMorgan Funds, will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the series of One Group Mutual Funds and JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the 1940 Act (Money Market Funds)); and 0.075% of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the Money Market Funds) over $25 billion. The new fee rate for Money Market Funds, which is the same as the fee rate in place currently for the JPMorgan Funds that are Money Market Funds, will be computed daily and paid monthly, at an annual rate of 0.10% on the first $100 billion of the average daily net assets of the Money Market Funds and 0.05% of the average daily net assets of the Money Market Funds over $100 billion. The fee rates for the One Group Investor Funds, the JPMorgan Growth and Income Fund, the JPMorgan Select Growth and Income Fund and the Growth and Income Portfolio will remain the same. All shareholders servicing and fund accounting activities currently provided under the Management and Administration Agreement with OGA will be removed from that Agreement and instead will be put into separate agreements with other service providers as described below.

   - DISTRIBUTION. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the continuation of One Group Dealer Services, Inc., as the distributor of One Group Mutual Funds, following the integration transactions. On August 19, 2004, the Board of the JPMorgan Funds approved the appointment of One Group Dealer Services, Inc. as distributor of the JPMorgan Funds effective February 19, 2005.

   - SHAREHOLDER SERVICING. Beginning February 19, 2005, One Group Dealer Services, Inc. will begin providing certain shareholder services to One Group Mutual Funds and the JPMorgan Funds under separate Shareholder Servicing Agreements with the Funds. Most of the shareholder servicing activities that will be provided under the Shareholder Servicing Agreement with One Group Dealer Services, Inc. are currently provided to One Group Mutual Funds under the shareholder servicing portion of the Distribution and Shareholder Services Plans, provided such services are not distribution-related, under Shareholder Servicing Plans, or under the Management and Administration Agreement with OGA. For the JPMorgan Funds, the Shareholder Servicing Agreement with One Group Dealer Services, Inc. will replace the existing shareholder servicing agreements that are currently in place with JPMorgan Chase Bank, an affiliate of One Group Dealer Services, Inc. Under the Shareholder Servicing Agreements, One Group Dealer Services, Inc. will receive a fee at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares. One Group Dealer Services, Inc. will enter into shareholder servicing contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which One Group Dealer Services, Inc. will pay all or a portion of the annual fee to such financial intermediaries for performing such services.

   - TRANSFER AGENCY. On August 12, 2004, the Board of One Group Mutual Funds approved an agreement with Boston Financial Data Services, Inc. (BFDS) to act as the Funds' transfer and dividend distribution agent. On August 19, 2004, the Boards of the JPMorgan Funds also approved an agreement with BFDS to act as the Funds' transfer and dividend distribution agent following the integration transactions. The transition to BFDS from the Funds' current transfer and dividend distribution agents, State Street Bank and Trust Company in the case of One Group Mutual Funds and DST Systems, Inc. in the case of the JPMorgan Funds, each an affiliate of BFDS, is expected to be completed February 2005. Shareholders should not experience any differences in the level or quality of services received as a result of this transition.

   - CUSTODY. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved an agreement with JPMorgan Chase Bank, an affiliate of BOIA, JPMIM, OGA and the Distributor to act as the Funds' custodian. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the custodian for the JPMorgan Funds following the integration transactions. The transition to JPMorgan Chase Bank from State Street Bank and Trust Company, the current custodian for One Group Mutual Funds, is expected to be completed in December 2004. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

   - SECURITIES LENDING. Currently, Bank One Trust Company, N.A. serves as sub-custodian for One Group Mutual Funds in connection with their securities lending activities and receives a fee for those services. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds. JPMorgan Chase Bank will continue as the securities lending agent for the JPMorgan Funds following the integration transaction. The transition from Bank One Trust Company, N.A. to JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds is expected to begin in October 2004 and be completed in December 2004. Both Bank One Trust Company, N.A. and JPMorgan Chase Bank are affiliates of BOIA, JPMIM, OGA and the Distributor. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

   - FUND ACCOUNTING. Currently, fund accounting services for One Group Mutual Funds are provided by OGA under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the transition of the fund accounting services to JPMorgan Chase Bank, effective February 19, 2005. As a result of this appointment, effective February 19, 2005, the fund accounting fees will be charged directly to the One Group Funds. Shareholders of One Group Mutual Funds should not experience any differences in the level or quality of services received as a result of this transition. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the fund accounting agent for the JPMorgan Funds.

   - COMMON METHODS OF DOING BUSINESS WITH THE FUNDS: As a result of the changes in service providers, by February 19, 2005, there will be no difference between the way shareholders do business with One Group Mutual Funds and the way shareholders do business with the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be able to exchange their shares of One Group Mutual Funds for shares of JPMorgan Funds, subject to generally applicable restrictions, and shareholders of JPMorgan Funds will have the same exchange privileges. In addition, shareholders of One Group Mutual Funds will be able to count purchases of JPMorgan Fund shares, and shareholders of the JPMorgan Funds will be able to count purchases of One Group Mutual Funds shares, toward fulfillment of letters of intent or statements of intention and toward the right of accumulation or cumulative quantity discount to the same extent that they can currently count purchases of shares of One Group Mutual Funds or the JPMorgan Funds, respectively. Shares of the JPMorgan Funds and One Group Mutual Funds count under letters of intent and statements of intention for both the One Group Mutual Funds and the JPMorgan Funds.

   - REDEMPTION FEES: The Board of Trustees of One Group Mutual Funds approved the elimination of the 2% redemption fee on the One Group Market Neutral Fund effective for sales of shares after October 28, 2004. For sales of shares of One Group Market Neutral Fund prior to October 28, 2004, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

      For shares of the following One Group Funds, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to the exceptions noted in the applicable prospectuses: One Group Diversified International Fund, One Group Health Sciences Fund, One Group High Yield Bond Fund, One Group International Equity Index Fund and One Group Technology Fund. With respect to purchases of shares of those Funds prior to October 28, 2004, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

      On August 19, 2004, the Boards of certain of the JPMorgan Funds approved the imposition of a redemption fee on shares of certain Funds purchased after February 18, 2005. For shares of the JPMorgan Funds listed below purchased after February 18, 2005, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to certain exceptions which will be noted in the applicable prospectuses.

      JPMorgan Fleming Asia Equity Fund

      JPMorgan Fleming Emerging Markets Debt Fund

      JPMorgan Fleming Emerging Markets Equity Fund

      JPMorgan Fleming International Equity Fund

      JPMorgan Fleming International Growth Fund

      JPMorgan Fleming International Opportunities Fund

      JPMorgan Fleming International Small Cap Equity Fund

      JPMorgan Fleming International Value Fund

      JPMorgan Fleming Intrepid European Fund

      JPMorgan Fleming Japan Fund

      JPMorgan Fleming Tax Aware International Opportunities Fund

      JPMorgan Global 50 Fund

      JPMorgan Global Healthcare Fund

      JPMorgan Global Strategic Income Fund

FEES AND EXPENSES
EFFECTIVE FEBRUARY 19, 2005, EACH FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLES BELOW. THE INFORMATION IS BASED ON ESTIMATED AMOUNTS FOR THE PERIOD COMMENCING ON FEBRUARY 19, 2005 AND ENDING ON DECEMBER 31, 2006. WITH RESPECT TO THE JPMORGAN GLOBAL STRATEGIC INCOME FUND, THE FEES AND EXPENSES SHOWN REFLECT THE FEES AND EXPENSES OF THOSE FUNDS ASSUMING THAT THE MERGER INVOLVING THAT FUND DESCRIBED ABOVE DOES NOT OCCUR.

                                    BOND FUND

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



                                                                                                   BOND FUND
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                                         0.30
DISTRIBUTION (RULE 12b-1) FEES                                                                          None
SHAREHOLDER SERVICE FEES                                                                                0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                              (    )

NET EXPENSES(2)                                                                                         0.49



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.49% of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.



                                          1 YEAR       3 YEARS        5 YEARS      10 YEARS
-------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                              ENHANCED INCOME FUND

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



                                                                                         ENHANCED INCOME FUND
-------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                                          0.25
DISTRIBUTION (RULE 12b-1) FEES                                                                           None
SHAREHOLDER SERVICE FEES                                                                                 0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                               (    )

NET EXPENSES(2)                                                                                          0.25



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.25% of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. For the period ended 8/31/04 net expenses
    for the Institutional Class Shares were                .

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.



                                          1 YEAR       3 YEARS        5 YEARS      10 YEARS
-------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                          GLOBAL STRATEGIC INCOME FUND

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)



                                                                                   INSTITUTIONAL CLASS SHARES
-------------------------------------------------------------------------------------------------------------
REDEMPTION FEE OF SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED*                                                                               2.00



* Applies only to shares purchased after February 18, 2005.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



                                                                                 GLOBAL STRATEGIC INCOME FUND
-------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                                          0.45
DISTRIBUTION (RULE 12b-1) FEES                                                                           None
SHAREHOLDER SERVICE FEES                                                                                 0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                               (    )

NET EXPENSES(2)                                                                                          0.65



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.65% of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.



                                          1 YEAR             3 YEARS        5 YEARS      10 YEARS
-------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                              SHORT TERM BOND FUND

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



                                                                                         SHORT TERM BOND FUND
-------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                                          0.25
DISTRIBUTION (RULE 12b-1) FEES                                                                           None
SHAREHOLDER SERVICE FEES                                                                                 0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                               (    )

NET EXPENSES(2)                                                                                          0.30



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.30% of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.



                                          1 YEAR             3 YEARS        5 YEARS      10 YEARS
-------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

REDEMPTION FEE
Effective February 19, 2005, if you sell your shares of the JPMorgan Global Strategic Income Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of a employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the JPMorgan Global Strategic Income Fund and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

Certain accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.

LEGAL PROCEEDINGS RELATING TO BOIA AND CERTAIN OF ITS AFFILIATES
On June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives. In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent Trustees of One Group Mutual Funds and various affiliates of BOIA. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Funds' investment advisers and distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

JPMORGAN INCOME FUNDS

                                                 /X/ Permitted
                                                 / / Not permitted

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.



                                                                                                            GLOBAL     SHORT
                                                                                                ENHANCED   STRATEGIC   TERM
                                            RELATED TYPES OF RISK                     BOND       INCOME     INCOME     BOND
----------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a      credit, interest rate, market,          /X/         /X/         /X/        /X/
stream of payments from specific assets,    prepayment
such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates    credit, currency, liquidity, political  /X/(1)      /X/(1)      /X/        /X/
of deposit, time deposits and bankers'
acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER Unsecured short term       credit, currency, interest rate,        /X/(1)      /X/(1)      /X/        /X/
debt issued by domestic and foreign         liquidity, market, political
banks or corporations. These securities
are usually discounted and are rated by
S&P, Moody's or other nationally
recognized statistical rating
organizations.

CONVERTIBLE SECURITIES Domestic and         credit, currency, interest rate,        /X/(1)      /X/(1)      /X/        /X/
foreign debt securities that can be         liquidity, market, political,
converted into equity securities at a       valuation
future time and price.

CORPORATE BONDS Debt securities of          credit, currency, interest rate,        /X/(1)      /X/(1)      /X/        /X/
domestic and foreign industrial,            liquidity, market, political,
utility, banking and other financial        valuation
institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt     credit, environmental, extension,       /X/         /X/         /X/        /X/
instrument which gives the lender a lien    interest rate, liquidity, market,
on property as security for the loan        natural event, political, prepayment,
payment.                                    valuation

MORTGAGE-BACKED SECURITIES Domestic and     credit, currency, extension, interest   /X/(1)      /X/(1)      /X/        /X/
foreign securities (such as Federal Home    rate, leverage, market, political,
Loan Banks, Freddie Macs, Fannie Maes)      prepayment
which represent interests in pools of
mortgages, whereby the principal and
interest paid every month is passed
through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of           currency, extension, interest rate,     /X/(1),(2)  /X/(1),(2)  /X/(2)     /X/(2)
domestic or foreign mortgage-backed         leverage, liquidity, market,
securities with the promise to purchase     political, prepayment
similar securities at a later date.
Segregated liquid assets are used to
offset leverage risk.

PARTICIPATION INTERESTS Interests that      credit, currency, extension, interest   /X/         /X/         /X/        /X/
represent a share of bank debt or similar   rate, liquidity, political, prepayment
securities or obligations.

PRIVATE PLACEMENTS Bonds or other           credit, interest rate, liquidity,       /X/         /X/         /X/        /X/
investments that are sold directly to an    market, valuation
institutional investor.

REITs AND OTHER REAL-ESTATE RELATED         credit, interest rate, liquidity,       /X/         /X/         /X/        /X/
INSTRUMENTS Securities of issuers that      market, natural event, prepayment,
invest in real estate or are secured by     valuation
real estate.

REPURCHASE AGREEMENTS Contracts whereby     credit                                  /X/         /X/         /X/        /X/
the Fund agrees to purchase a security
and resell it to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts     credit, leverage                        /X/(2)      /X/(2)      /X/(2)     /X/(2)
whereby the Fund sells a security and
agrees to repurchase it from the buyer
on a particular date and at a specific
price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF    credit, currency, interest rate,        /X/(1)      /X/(1)      /X/        /X/
SUPRANATIONAL ORGANIZATIONS Dollar- or      market, political
non-dollar-denominated securities issued
by foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS Contractual agreement whereby a       credit, currency, interest rate,        /X/         /X/         /X/        /X/
party agrees to exchange periodic           leverage, market, political, valuation
payments with a counterparty. Segregated
liquid assets are used to offset
leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES             credit, interest rate, market, natural  /X/         /X/         /X/        /X/
Securities, generally issued as general     event, political
obligation and revenue bonds, whose
interest is exempt from federal taxation
and state and/or local taxes in the
state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt             interest rate                           /X/         /X/         /X/        /X/
instruments (Treasury bills, notes and
bonds) guaranteed by the U.S. government
for the timely payment of principal and
interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED       credit, currency, interest rate,        /X/(1)      /X/(1)      /X/        /X/
PAYMENT SECURITIES Domestic and foreign     liquidity, market, political,
securities offering non-cash or             valuation
delayed-cash payment. Their prices are
typically more volatile than those of
some other debt instruments and involve
certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                    POTENTIAL REWARDS                  AND REWARD
-----------------------------------------------------------------------------------------------------
MARKET CONDITIONS

- Each Fund's share price,         - Bonds have generally             - Under normal circumstances
  yield and total return will        outperformed money market          the Fund plans to remain
  fluctuate in response to           investments over the long          fully invested in bonds and
  bond market movements              term, with less risk than          other fixed income
                                     stocks                             securities and may invest
                                                                        uninvested cash in
- The value of most bonds will     - Most bonds will rise in            affiliated money market
  fall when interest rates           value when interest rates          funds
  rise; the longer a bond's          fall
  maturity and the lower its                                          - Bond investments may include
  credit quality, the more its     - Mortgage-backed and                U.S. and foreign corporate
  value typically falls              asset-backed securities and        and government bonds,
                                     direct mortgages can offer         mortgage-backed and asset
- Adverse market conditions          attractive returns                 backed securities,
  may from time to time cause                                           convertible securities,
  a Fund to take temporary                                              participation interests and
  defensive positions that are                                          private placements
  inconsistent with its
  principal investment                                                - The Fund seeks to limit risk
  strategies and may hinder                                             and enhance total return or
  a Fund from achieving its                                             yields through careful
  investment objective                                                  management, sector
                                                                        allocation, individual
- Mortgage-backed and                                                   securities selection and
  asset-backed securities                                               duration management
  (securities representing an
  interest in, or secured by,                                         - During severe market
  a pool of mortgages or other                                          downturns, the Fund has the
  assets such as receivables)                                           option of investing up to
  and direct mortgages could                                            100% of assets in high
  generate capital losses or                                            quality short-term
  periods of low yields if                                              instruments
  they are paid off
  substantially earlier or                                            - The adviser monitors
  later than anticipated                                                interest rate trends, as
                                                                        well as geographic and
                                                                        demographic information
                                                                        related to mortgage-backed
                                                                        securities and mortgage
                                                                        prepayments

                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                    POTENTIAL REWARDS                  AND REWARD
-----------------------------------------------------------------------------------------------------
CREDIT QUALITY

- The default of an issuer         - Investment-grade bonds have      - Each Fund maintains its own
  would leave the Fund with          a lower risk of default            policies for balancing
  unpaid interest or principal                                          credit quality against
                                   - Junk bonds offer higher            potential yields and gains
- Junk bonds (those rated            yields and higher potential        in light of its investment
  BB/Ba or lower) have a             gains                              goals
  higher risk of default, tend
  to be less liquid and may be                                        - The adviser develops its own
  more difficult to value                                               ratings of unrated
                                                                        securities and makes a
                                                                        credit quality determination
                                                                        for unrated securities

FOREIGN INVESTMENTS

- The Fund could lose money        - Foreign bonds, which             - Foreign bonds are a primary
  because of foreign                 represent a major portion of       investment for the Global
  government actions,                the world's fixed income           Strategic Income Fund and
  political instability or           securities, offer attractive       may be a significant
  lack of adequate and               potential performance and          investment for the Bond,
  accurate information               opportunities for                  Enhanced Income and Short
                                     diversification                    Term Bond Funds
- Currency exchange rate
  movements could reduce gains     - Favorable exchange rate          - To the extent that the Fund
  or create losses                   movements could generate           invests in foreign bonds, it
                                     gains or reduce losses             may manage the currency
- Currency and investment                                               exposure of its foreign
  risks tend to be higher in       - Emerging markets can offer         investments relative to its
  emerging markets; these            higher returns                     benchmark, and may hedge a
  markets also present higher                                           portion of its foreign
  liquidity and valuation                                               currency exposure into the
  risks                                                                 U.S. dollar from time to
                                                                        time (see also
                                                                        "Derivatives"); these
                                                                        currency management
                                                                        techniques may not be
                                                                        available for certain
                                                                        emerging markets investments

                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                    POTENTIAL REWARDS                  AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys                 - A Fund can take advantage        - Each Fund segregates liquid
  securities before issue or         of attractive transaction          assets to offset leverage
  for delayed delivery, it           opportunities                      risks
  could be exposed to leverage
  risk if it does not
  segregate liquid assets

MANAGEMENT CHOICES

- The Fund could underperform      - A Fund could outperform          - The adviser focuses its
  its benchmark due to its           its benchmark due to these         active management on those
  sector, securities or              same choices                       areas where it believes its
  duration choices                                                      commitment to research can
                                                                        most enhance returns and
                                                                        manage risks in a consistent
                                                                        way

                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                    POTENTIAL REWARDS                  AND REWARD
DERIVATIVES

- Derivatives such as futures,     - Hedges that correlate well       - The Fund uses derivatives,
  options, swaps and forward         with underlying positions          such as futures, options,
  foreign currency contracts(1)      can reduce or eliminate            swaps and forward foreign
  that are used for hedging          losses at low cost                 currency contracts for
  the portfolio or specific                                             hedging and for risk
  securities may not fully         - A Fund could make money            management (i.e., to adjust
  offset the underlying              and protect against losses         duration or yield curve
  positions and this could           if management's analysis           exposure or to establish or
  result in losses to the Fund       proves correct                     adjust exposure to
  that would not have                                                   particular securities,
  otherwise occurred               - Derivatives that involve           markets or currencies); risk
                                     leverage could generate            management may include
- Derivatives used for risk          substantial gains at low           management of a Fund's
  management may not have the        cost                               exposure relative to its
  intended effects and may                                              benchmark
  result in losses or missed
  opportunities                                                       - The Fund only establish
                                                                        hedges that they expect will
- The counterparty to a                                                 be highly correlated with
  derivatives contract could                                            underlying positions
  default
                                                                      - While the Funds may use
- Certain types of derivatives                                          derivatives that
  involve costs to the Funds                                            incidentally involve
  which can reduce returns                                              leverage, they does not use
                                                                        them for the specific
- Derivatives that involve                                              purpose of leveraging their
  leverage could magnify                                                portfolios
  losses

- Derivatives used for
  non-hedging purposes could
  cause losses that exceed the
  original investment

- Derivatives may, for tax
  purposes, affect the
  character of gain and loss
  realized by a Fund,
  accelerate recognition of
  income to a Fund, affect
  the holding period of a
  Fund's assets and defer
  recognition of certain of
  a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                    POTENTIAL REWARDS                  AND REWARD
SECURITIES LENDING

- When a Fund lends a              - A Fund may enhance income        - The adviser maintains a list
  security, there is a risk          through the investment of          of approved borrowers
  that the loaned securities         the collateral received from
  may not be returned if the         the borrower                     - The Funds receives collateral
  borrower or the lending                                               equal to at least 100% of
  agent defaults                                                        the current value of
                                                                        securities loaned plus
- The collateral will be                                                accrued interest
  subject to the risks of the
  securities in which it is                                           - The lending agents indemnify
  invested                                                              a Fund against borrower
                                                                        default

                                                                      - The adviser's collateral
                                                                        investment guidelines limit
                                                                        the quality and duration of
                                                                        collateral investment to
                                                                        minimize losses

                                                                      - Upon recall, the borrower
                                                                        must return the securities
                                                                        loaned within the normal
                                                                        settlement period

ILLIQUID HOLDINGS

- A Fund could have                - These holdings may offer         - No Fund may not invest more
  difficulty valuing these           more attractive yields or          than 15% of net assets in
  holdings precisely                 potential growth than              illiquid holdings
                                     comparable widely traded
- A Fund could be unable to          securities                       - To maintain adequate
  sell these holdings at the                                            liquidity to meet
  time or price desired                                                 redemptions, each Fund may
                                                                        hold high quality short-term
                                                                        instruments (including
                                                                        repurchase agreements) and,
                                                                        for temporary or
                                                                        extraordinary purposes, may
                                                                        borrow from banks up to
                                                                        33 1/3% of the value of its
                                                                        total assets or draw on a
                                                                        line of credit

SHORT-TERM TRADING

- Increased trading would          - A Fund could realize gains       - A Funds may use short-term
  raise a Fund's transaction         in a short period of time          trading to take advantage of
  costs                                                                 attractive or unexpected
                                   - A Fund could protect               opportunities or to meet
- Increased short-term capital       against losses if a bond is        demands generated by
  gains distributions would          overvalued and its value           shareholder activity
  raise shareholders' income         later falls
  tax liability

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

INSTITUTIONAL SHARES


                                                               PER SHARE OPERATING PERFORMANCE:
                                   ----------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:             LESS DISTRIBUTIONS:
                                              ------------------------------------  ---------------------------------------
                                                             NET GAINS
                                                           (LOSSES) ON
                                   NET ASSET         NET    SECURITIES               DIVIDENDS
                                      VALUE,  INVESTMENT         (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                                   BEGINNING      INCOME  REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL    TAX RETURN
                                   OF PERIOD      (LOSS)   UNREALIZED)  OPERATIONS      INCOME          GAINS    OF CAPITAL
BOND FUND^^

Year Ended 8/31/04                 $
---------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03                 $   10.04        0.42         (0.02)       0.40        0.42           0.08            --
---------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02            $   10.08        0.34          0.02        0.36        0.34           0.06            --
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01                $    9.43        0.58^         0.65        1.23        0.58             --            --
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00                $    9.41        0.60          0.02        0.62        0.60             --(a)         --
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99                $   10.10        0.57         (0.57)         --        0.57           0.12            --
---------------------------------------------------------------------------------------------------------------------------

ENHANCED INCOME FUND

Year Ended 8/31/04                 $
---------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03                 $    9.98        0.23         (0.12)       0.11        0.23             --            --
---------------------------------------------------------------------------------------------------------------------------
11/30/01* Through 8/31/02          $   10.00        0.18         (0.02)       0.16        0.18             --            --
---------------------------------------------------------------------------------------------------------------------------

GLOBAL STRATEGIC INCOME FUND^^

Year Ended 8/31/04                 $
---------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03                 $    8.65        0.48^         0.27        0.75        0.48             --            --
---------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02            $    8.95        0.47         (0.30)       0.17        0.45             --          0.02
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01                $    9.29        0.69^        (0.16)       0.53        0.87             --            --
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00                $    9.35        0.88         (0.25)       0.63        0.69             --            --
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99                $    9.72        0.62         (0.37)       0.25        0.62             --            --
---------------------------------------------------------------------------------------------------------------------------

SHORT TERM BOND FUND^^

Year Ended 8/31/04                 $
---------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03                 $   10.05        0.28         (0.04)       0.24        0.29           0.14            --
---------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02            $   10.03        0.29          0.06        0.35        0.29           0.04            --
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01                $    9.58        0.54^         0.46        1.00        0.55             --            --
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00                $    9.67        0.60         (0.08)       0.52        0.61             --            --
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99                $    9.96        0.58         (0.29)       0.29        0.54           0.04            --
---------------------------------------------------------------------------------------------------------------------------



  ^ Calculated based upon average shares outstanding.

 ^^ The fund changed its fiscal year end from October 31 to August 31.
(a) Amount is less than $0.005.
  * Commencement of operations.
  ~ Percentages prior to 9/10/01 reflect the portfolio turnover of The Global
    Strategic Income Portfolio, in which the Fund invested all of its investable assets.

                                      PER SHARE OPERATING PERFORMANCE:
                                   ------------------------------------
                                                   NET ASSET
                                           TOTAL  VALUE, END      TOTAL
                                   DISTRIBUTIONS   OF PERIOD     RETURN(b)
BOND FUND^^

Year Ended 8/31/04                                $                    %
------------------------------------------------------------------------
Year Ended 8/31/03                          0.50  $     9.94       3.99%
------------------------------------------------------------------------
11/1/01 Through 8/31/02                     0.40  $    10.04       3.71%
------------------------------------------------------------------------
Year Ended 10/31/01                         0.58  $    10.08      13.46%
------------------------------------------------------------------------
Year Ended 10/31/00                         0.60  $     9.43       6.83%
------------------------------------------------------------------------
Year Ended 10/31/99                         0.69  $     9.41       0.03%
------------------------------------------------------------------------

ENHANCED INCOME FUND

Year Ended 8/31/04                                $                    %
------------------------------------------------------------------------
Year Ended 8/31/03                          0.23  $     9.86       1.14%
------------------------------------------------------------------------
11/30/01* Through 8/31/02                   0.18  $     9.98       1.58%
------------------------------------------------------------------------

GLOBAL STRATEGIC INCOME FUND^^

Year Ended 8/31/04                                $                    %
------------------------------------------------------------------------
Year Ended 8/31/03                          0.48  $     8.92       8.86%
------------------------------------------------------------------------
11/1/01 Through 8/31/02                     0.47  $     8.65       1.92%
------------------------------------------------------------------------
Year Ended 10/31/01                         0.87  $     8.95       5.86%
------------------------------------------------------------------------
Year Ended 10/31/00                         0.69  $     9.29       6.93%
------------------------------------------------------------------------
Year Ended 10/31/99                         0.62  $     9.35       2.62%
------------------------------------------------------------------------

SHORT TERM BOND FUND^^

Year Ended 8/31/04                                $                    %
------------------------------------------------------------------------
Year Ended 8/31/03                          0.43  $     9.86       2.44%
------------------------------------------------------------------------
11/1/01 Through 8/31/02                     0.33  $    10.05       3.55%
------------------------------------------------------------------------
Year Ended 10/31/01                         0.55  $    10.03      10.70%
------------------------------------------------------------------------
Year Ended 10/31/00                         0.61  $     9.58       5.49%
------------------------------------------------------------------------
Year Ended 10/31/99                         0.58  $     9.67       3.03%
------------------------------------------------------------------------

                                                                  RATIOS/SUPPLEMENTAL DATA:
                                   ------------------------------------------------------------------------------------------
                                                                  RATIOS TO AVERAGE NET ASSETS: #
                                                 ----------------------------------------------------------------
                                                                                                   NET INVESTMENT
                                    NET ASSETS,                   NET              EXPENSES         INCOME (LOSS)
                                         END OF            INVESTMENT      WITHOUT WAIVERS,      WITHOUT WAIVERS,  PORTFOLIO
                                         PERIOD       NET      INCOME        REIMBURSEMENTS        REIMBURSEMENTS   TURNOVER
                                     (MILLIONS)  EXPENSES      (LOSS)  AND EARNINGS CREDITS  AND EARNINGS CREDITS       RATE ~(B)
BOND FUND^^

Year Ended 8/31/04                 $                     %           %                     %                     %           %
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03                 $        478      0.49%       4.10%                 0.60%                 3.99%        679%
-----------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02            $        747      0.49%       4.14%                 0.58%                 4.05%        572%
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01                $      1,016      0.49%       5.98%                 0.51%                 5.96%        423%(2)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00                $        907      0.49%       6.37%                 0.49%                 6.37%        531%(2)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99                $      1,041      0.50%       5.92%                 0.51%                 5.91%        465%(2)
-----------------------------------------------------------------------------------------------------------------------------

ENHANCED INCOME FUND

Year Ended 8/31/04                 $                     %           %                     %                     %           %
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03                 $        354      0.20%       2.33%                 0.56%                 1.97%        328%
-----------------------------------------------------------------------------------------------------------------------------
11/30/01* Through 8/31/02          $        300      0.20%       2.40%                 0.68%                 1.92%        120%
-----------------------------------------------------------------------------------------------------------------------------

GLOBAL STRATEGIC INCOME FUND^^

Year Ended 8/31/04                 $                     %           %                     %                     %           %
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03                 $        108      0.65%       5.42%                 0.97%                 5.10%        248%
-----------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02            $        135      0.65%       6.44%                 0.98%                 6.11%        178%
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01                $        143      0.65%       7.50%                 0.80%                 7.35%        107%
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00                $        163      0.65%       7.36%                 0.80%                 7.21%        266%
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99                $        183      0.65%       6.70%                 0.78%                 5.29%        318%
-----------------------------------------------------------------------------------------------------------------------------

SHORT TERM BOND FUND^^

Year Ended 8/31/04                 $                     %           %                     %                     %           %
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/03                 $        806      0.30%       2.85%                 0.55%                 2.60%        386%
-----------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 8/31/02            $        618      0.30%       3.53%                 0.54%                 3.29%        215%
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01                $        697      0.30%       5.52%                 0.48%                 5.34%        160%(3)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00                $        415      0.30%       6.30%                 0.47%                 6.13%        271%(3)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99                $        354      0.29%       5.51%                 0.51%                 5.29%        398%(3)
-----------------------------------------------------------------------------------------------------------------------------


(b) Not annualized for periods less than one year.
  # Short periods have been annualized.
(2) Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the fund invested all of its investable assets.
(3) Percentages prior to 9/10/01 reflect the portfolio turnover of The Short Term Bond Portfolio, in which the Fund invested all of its investable assets.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at


1-800-348-4782 or writing to:

JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
PO BOX 219392
KANSAS CITY, MO 64421-9392

If you buy shares through an institution, you may contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File No. is 811-07342 for JPMorgan Short Term Bond Fund, JPMorgan Bond Fund and JPMorgan Global Strategic Income Fund.

The Investment Act File No. for JPMorgan Enhanced Income Fund is
811-07795.



(C) J.P. Morgan Chase & Co. All Rights Reserved. December 2004

PR-INCI-

JPMORGAN FUNDS



PROSPECTUS DECEMBER 27
2004



JPMORGAN INCOME FUNDS

CLASS A SHARES

ENHANCED INCOME FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Enhanced Income Fund                                                           1

The Fund's Management and Administration                                       7

How to Do Business with the Fund                                               9

   Purchasing Fund Shares                                                      9

   Sales Charges                                                              13

   Rule 12b-1 Fees                                                            16

Shareholder Servicing Fees                                                    16

   Exchanging Fund Shares                                                     16

   Redeeming Fund Shares                                                      17

   Shareholder Information                                                    19

   Distributions and Taxes                                                    19

   Availability of Proxy Voting Record                                        19

   Portfolio Holdings Disclosure                                              19

Future Changes to Certain Information
   Concerning the Fund                                                        21

Investments                                                                   28

Risk and Reward Elements                                                      30

How To Reach Us                                                       BACK COVER

JPMORGAN ENHANCED INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well
as strategies, please see pages    .


THE FUND'S OBJECTIVE
The Fund seeks to provide high current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in taxable fixed income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will be no longer than 1.5 years. Also, the Fund may use interest rate swaps, futures contracts and options to help manage duration, yield curve exposure and credit and spread volatility.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.


Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund, at the time of purchase, must be rated investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or unrated but deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality, including at least 75% rated A or better.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The adviser seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlyng assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the fund's foreign holdings can be affected y currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE(1)


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the 3 Month LIBOR index, a broad-based securities market index, and the Lipper Income Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2002    1.84%
2003    0.99%


BEST QUARTER 2nd quarter, 2002          0.76%
WORST QUARTER 3rd quarter, 2002         0.27%



The Fund's year-to-date total return as of 09/30/04 was 1.14%.


* The Fund's performance for Class A Shares is based on the performance of the Institutional Class Shares of the Fund (which invests in the same portfolio of securities, but are not offered in this prospectus).

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                 PAST 1 YEAR    LIFE OF FUND
--------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                    (3.57)          (0.76)

Return After Taxes on Distributions                                    (4.24)          (1.57)

Return After Taxes on Distributions and Sale of Fund Shares            (2.32)          (1.13)
3 MONTH LIBOR INDEX
(REFLECTS NO DEDUCTION FOR FEES EXPENSES OR TAXES)^                     1.27            1.61
LIPPER INCOME FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                     15.94            5.52


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of the Class A Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FUND'S FEE AND EXPENSE TABLE IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUND." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                              CLASS A SHARES
----------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                       1.50*

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                       NONE**

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)
MANAGEMENT FEES                                                         0.25
DISTRIBUTION (12b-1) FEES                                               0.25
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)
TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)
NET EXPENSES(2)                                                         0.75


(1) "Other Expenses" are based on estimated expenses.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUND." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.


                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)     225


*   Assumes sales charge is deducted when shares are purchased.

THE FUND'S MANAGEMENT AND ADMINISTRATION


The Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities. Certain changes to the organization of the Trust are being proposed for shareholder approval. For information about these proposed changes, see "Future Changes to Certain Information Concerning the Fund" below.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


The Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-348-4782 to obtain more information concerning all of the Fund's share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers) of 0.14% as a percentage of average daily net assets.


THE PORTFOLIO MANAGERS
The Fund is managed by a team of individuals at JPMIM.


FUND MANAGER COMPENSATION
All of the portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Funds they help manage.

THE FUND'S ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

Through February 18, 2005, JPMorgan Chase Bank, NA (JPMorgan Chase Bank) will provide administrative services and oversee the Fund's other service providers. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Fund's administrator and will provide administrative services and oversee the Fund's other service providers. The Fund's administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Fund's customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A Shares of the Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.


Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Fund's shareholder servicing agent. For more information regarding the transitions of the administrator and the shareholder servicing agent, read "Future Changes to Certain Information Concerning the Fund" below.


THE FUND'S DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (Distributor) is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the distributor for the Fund.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Fund to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee and the payments made by the Distributor pursuant to the Fund's 12b-1 Plan, any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your investment representative (Financial Intermediary). Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will typically be held for you by the Financial Intermediary; and

-  Directly from the Fund through the JPMorgan Funds Service Center.

WHO CAN BUY SHARES?
Class A Shares may be purchased by the general public.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or an authorized agent of the Fund in "proper form" before 4:00 p.m. Eastern Time (ET) will be effective that day. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into the Fund followed by a redemption or exchange out of that Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund (Short-Term Bond Funds) and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?
This prospectus offers Class A Shares, which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You may be eligible to reduce your sales charges by using the Cumulative Quantity Discount, a Statement of Intention, group sales plan or an employee benefit plan.

Generally, there is no contingent deferred sales charge except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in the Fund has a different NAV. This is primarily because each class has different distribution and shareholder servicing expenses.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

MINIMUM INVESTMENTS



                                      INITIAL     ADDITIONAL
TYPE OF ACCOUNT                    INVESTMENT    INVESTMENTS
------------------------------------------------------------
REGULAR ACCOUNT                    $    2,500    $       100

SYSTEMATIC INVESTMENT PLAN         $    1,000    $       100

IRAS                               $    1,000    $       100

SEP-IRAS                           $    1,000    $       100

COVERDELL EDUCATION
SAVINGS ACCOUNT                    $      500    $       100



You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund.

The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-348-4782.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

If you are purchasing shares directly from the Fund, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed, less any applicable contingent deferred sales charge. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

If you choose to pay by wire, please call 1-800-348-4782 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, NA
ATTN:______________________________
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
 (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

Make your check out to JPMORGAN FUNDS in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party checks" and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- How do I redeem shares?"

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Fund. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. ET on the settlement date.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

If you have any questions, contact your Financial Intermediary or call 1-800-348-4782.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, NA
ATTN:______________________________
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
 (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?
Yes. If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of

$250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the Fund. Compensation comes from sales charges from the sale of certain share classes, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following tables show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor and its affiliates from its or their own resources are discussed in more detail in "The Fund's Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination of sales charges on Class A Shares of the Fund, visit www.jpmorganfunds.com or call 1-800-348-4782. YOU MAY ALSO CONTACT YOUR FINANCIAL INTERMEDIARY ABOUT THE REDUCTION, ELIMINATION OR WAIVER OF SALES CHARGES.

CLASS A SHARES
The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your broker-dealer (a Financial Intermediary) and the Distributor as shown in the following tables, except if the Distributor, in its discretion, re-allows the entire amount to your broker-dealer. In those instances in which the entire amount is re-allowed, such broker-dealers may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUND



                                                  SALES
                                                 CHARGE
                                             RE-ALLOWED
                       AS %                  TO DEALERS
                     OF THE          AS %       AS % OF
                   OFFERING        OF NET      OFFERING
AMOUNT OF             PRICE        AMOUNT     PRICE PER
PURCHASES         PER SHARE      INVESTED         SHARE
-------------------------------------------------------
LESS
THAN $100,000          1.50          1.52          1.00

$100,000-
$249,999               1.00          1.00          0.50

$250,000-
$499,999               0.50          0.50          0.25

$500,000-
$999,999               0.25          0.25          0.25

$1,000,000
OR MORE*               NONE          NONE            **



*   There is no sales charge for investments of $1 million or more in the Fund.

**  See separate fee schedule in Statement of Additional Information.

** The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.60% of the next $40 million and 0.20% thereafter. The Distributor may withhold these payments with respect to short-term investments. The Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If defined contribution plans redeem all of the shares that they own on behalf of participants within 12 months of the purchase date, then the broker-dealers that have received these commissions will reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption. Any purchase of $1 million or more of Class A Shares on which a commission was paid to broker-dealers on the initial purchase will be subject to a contingent deferred sales charge (CDSC) payable by you based on the lower of the cost of the shares being redeemed or their NAV at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to six months there will be a CDSC of 1.00%, and if shares are held for six to twelve months there will be a CDSC of 0.75%.

REDUCING YOUR CLASS A SALES CHARGE
The Fund permits you to reduce the initial sales charges you pay on Class A Shares by using the Cumulative Quantity Discount, a Statement of Intention, a group sales plan or an employee benefit plan. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the Funds and add non-money market funds currently advised by JPMIM in which you invest. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND THAT YOU WOULD LIKE TO HAVE ONE OR MORE FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE. IN ORDER TO VERIFY YOUR ELIGIBILITY FOR A REDUCED INITIAL SALES CHARGE, YOU SHOULD FURNISH COPIES OF RELEVANT ACCOUNT STATEMENTS FOR YOUR ACCOUNTS OF JPMORGAN FUNDS AND NON-JPMORGAN MUTUAL FUNDS OR ACCOUNTS OF FAMILY OR OTHER APPLICABLE GROUP MEMBERS. YOU SHOULD ALSO RETAIN ANY RECORDS NECESSARY TO SUBSTANTIATE HISTORICAL COSTS BECAUSE THE DISTRIBUTOR, THE JPMORGAN SERVICE CENTER, THE TRANSFER AGENT AND YOUR FINANCIAL INTERMEDIARY MAY NOT MAINTAIN SUCH INFORMATION.

To take advantage of the Cumulative Quantity Discount and/or a Statement of Intention, complete the appropriate section of your Account Application or contact your Financial Intermediary. ANY PROGRAM DESIGNED TO REDUCE OR ELIMINATE SALES CHARGES MAY BE TERMINATED OR AMENDED AT ANY TIME.

CUMULATIVE QUANTITY DISCOUNT: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on your total account value in all share classes of the JPMorgan Funds, excluding any JPMorgan money market fund. We will apply the reduced initial sales charge which is determined by aggregating the dollar amount of the new purchase and the current market value of any shares acquired and still held in the funds.

GROUP PLAN:
An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A Shares of a Fund (or if a Fund has only one class that is subject to an initial sales charge, shares of that Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is the aggregate dollar value of Class A Shares (or if a Fund has only one class that is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, you or your Financial Intermediary must provide the JPMorgan Funds Service Center with sufficient information including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the JPMorgan Funds Service Center.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A Shares (or if a Fund has only one class that is subject to an initial sales charge, shares of the
Fund) at a discount and (iii) satisfies uniform criteria that enables the Distributor to realize economies of scale in its costs of distributing Class
A Shares (or if a Fund has only one class that is subject to an initial sales charge, shares of the Fund). A qualified group must: have more than 10 members; be available to arrange for group meetings between representatives of a Fund; have members who agree to include sales and other materials related to a Fund in its publications and mailings to members at reduced or no cost to the Distributor; and seek to arrange for payroll deduction or other bulk transmission of investments in the Fund.

STATEMENT OF INTENTION: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Statement of Intention committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds or One Group Mutual Fund Shares, (or if a Fund has only one class, shares of the Fund), excluding any

JPMorgan money market fund, over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Statement of Intention. If you elect to include purchases made during the past 90 days toward fulfillment of your Statement of Intention, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Statement of Intention. You must inform your Financial Intermediary, the Distributor or the JPMorgan Service Center that you have a Statement of Intention each time you make an investment. The Statement of Intention is not a binding obligation to purchase the full amount indicated; however, five percent of your investment will be held in escrow until the full amount covered by the Statement of Intention has been invested. If the terms of the Statement of Intention are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Statement of Intention commitment has been fulfilled will be made on the basis of the gross amount invested. Reinvestment dividend and capital gain distributions are not counted toward satisfying the Statement of Intention.


EMPLOYEE BENEFIT PLAN:
Some participant-directed employee benefit plans participate in a "multi-fund" program that offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with money invested in other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.


WAIVER OF THE CLASS A SALES CHARGE
No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.  Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge had been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (I.E., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

    -  The JPMorgan Funds.

    -  JPMorgan Chase and its subsidiaries and affiliates.

4.  Bought by employees of:

    -  DST Systems, Inc. and its subsidiaries and affiliates.

    - Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

    -  Washington Management Corporation and its subsidiaries and affiliates.

5.  Bought by:

    - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

    - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

    - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial

       Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Advisor or Intermediary.

    - Tuition programs that qualify under Section 529 of the Internal Revenue Code.

    - An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

    - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

    -  Employer-sponsored health savings accounts.

6. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a contingent deferred sales charge in connection with such sale and only if the purchase is made within 90 days of such sale. You must furnish appropriate documentation to the JPMorgan Service Center or your Financial Intermediary.

7. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

8.  Bought when one Fund invests in another JPMorgan Fund.

9. Bought in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

10. Purchased during a JPMorgan Fund's special offering.

11. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-348-4782 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES
The Fund described in this prospectus has adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates.

Class A Shares pay a Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING FEES
JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder servicing fee it receives from the Fund to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. Any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at its or their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Beginning 15 days after you buy your shares, you may exchange your shares for shares of the same class of certain other JPMorgan Funds, as follows:

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for

Morgan Class Shares of a JPMorgan money market fund.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-348-4782.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Fund is open for business.

Redemption requests received by the Fund or an authorized agent of the Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day.

All required documentation in the proper form must accompany a redemption request. The Fund may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

Unless you indicated otherwise on your Account Application, you may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or


- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.  A financial institution; or

2.  Your Financial Intermediary.

Norrmally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address or payee of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Fund.

You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described.

WHAT WILL MY SHARES BE WORTH?
If you own Class A Shares and the Fund or an authorized agent of the Fund receives your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption request is received, minus the amount of any applicable CDSC.

CAN I REDEEM BY TELEPHONE?
Yes, unless you indicated otherwise on your Account Application.

Contact your Financial Advisor or Intermediary, if applicable, or call 1-800-348-4782 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

CAN I REDEEM ON A SYSTEMATIC BASIS?
You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of the Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

The Fund may suspend your ability to redeem when:

1.  Trading on the NYSE is restricted;

2.  The NYSE is closed (other than weekend and holiday closings);

3.  The SEC has permitted a suspension; or

4.  An emergency exists, as determined by the SEC.

The Statement of Additional Information offers more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION


DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.


The Fund declares ordinary income dividends daily and pays them on a monthly basis. Effective from and after January 1, 2005, the Fund will generally declare dividends on the last business day of each month and pay such dividends on the first business day of the following month. The Fund makes net capital gain distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.


You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Income Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is only a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in the Fund will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Funds' at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, the Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the JPMorgan Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on its website at www.jpmorganfunds.com, 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-348-4782.

A description of the JPMorgan Funds' policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUND

On July 1, 2004, Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation (BOIA), One Group Dealer Services, Inc. (Distributor), and One Group Administrative Services, Inc. (OGA) merged into JPMorgan Chase & Co. BOIA, the Distributor and OGA are the investment adviser, the distributor and the administrator, respectively, to One Group Mutual Funds. As a consequence of the merger, on that date BOIA, OGA and the Distributor became affiliates of both J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Chase Bank. JPMIM is the investment adviser to the JPMorgan Funds, and JPMorgan Chase Bank is the administrator, shareholder servicing agent and custodian to the JPMorgan Funds.

As a result of these new affiliations, steps to integrate to the greatest extent possible the operations of One Group Mutual Funds and the JPMorgan Funds have been actively considered over the course of the past several months in order to take advantage of potential operational and administrative efficiencies and to eliminate overlapping or duplicative product offerings. At Board meetings held in June and July 2004, BOIA, OGA, JPMIM and JPMorgan Chase Bank discussed various aspects of the proposed integration plan with the Board of Trustees of One Group Mutual Funds and the Board of Directors and Boards of Trustees, as applicable (Boards), of the JPMorgan Funds, respectively. At meetings held in August 2004, BOIA and OGA made proposals to the Board of Trustees of One Group Mutual Funds and JPMIM and JPMorgan Chase Bank made proposals to the Boards of the JPMorgan Funds in order to seek to achieve those goals. BOIA and JPMIM, however, will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide investment advisory services to the One Group Funds and the JPMorgan Funds.

On August 12, 2004, the Board of Trustees of One Group Mutual Funds, and on August 19, 2004, the Boards of the JPMorgan Funds, approved a series of initiatives that are designed to: (i) integrate the operations of the two fund complexes; (ii) streamline the operations and product offerings of the two fund complexes; and (iii) take advantage of potential economies of scale. The integration of the two fund complexes will include, among other things, (i) adopting a common fee structure; (ii) eliminating overlapping or duplicative Funds; (iii) redomiciling each fund complex to a single jurisdiction and single form of declaration of trust; (iv) electing a single board of trustees and senior officers; (v) proposing certain changes to fundamental investment policies of some of the JPMorgan Funds and all of the One Group Funds; (vi) engaging a common set of service providers; and (vii) conforming redemption fee practices.

- COMMON FEE STRUCTURE: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved a series of proposals designed to facilitate the integration of One Group Mutual Funds with the JPMorgan Funds into an integrated fund complex in which all of the Funds have a common pricing structure. The pricing changes, which go into effect on February 19, 2005 unless specifically indicated otherwise below include the following:

   - Lowering the investment advisory fees applicable to many of the One Group Funds and all of the JPMorgan money market funds. Some of these lower advisory fees for certain of the One Group Funds, which will go into effect prior to February 19, 2005, are also the result of the commitments made by BOIA to reduce its management fees for certain One Group Funds in the settlement agreement with the New York Attorney General;

   - Lowering the fees payable to the Distributor under Distribution and Shareholder Services Plans with respect to the Class A, Class B and Class C shares of the One Group Funds such that the Rule 12b-1 fee applicable to Class A shares is lowered from 0.35% of average daily net assets of the Class A shares to 0.25% of average daily net assets of the Class A shares and the Rule 12b-1 fee applicable to Class B and C shares is lowered from 1.00% of the average daily net assets of the Class B and C shares to 0.75% of average daily net assets of the Class B and C shares. At the same time, shareholder servicing activities will be removed from each of those Distribution and Shareholder Services Plans;

   - Eliminating the current Shareholder Services Plan that applies with respect to the Administrative Class and Class S shares of the One Group Funds and replacing it with a non-Rule 12b-1 shareholder servicing fee paid pursuant to a Shareholder Services Agreement with One Group Dealer Services, Inc.;

   - With regard to One Group Mutual Funds, imposing a separate non-Rule 12b-1 shareholder servicing fee, paid pursuant to a Shareholder Servicing Agreement with One Group Dealer Services, Inc., at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares;

   - With regard to the JPMorgan Funds, increasing the existing shareholder services fees by 0.05% with respect to each of the following classes of shares of the JPMorgan money market funds: Agency, Cash Management, Premier and Reserve;

   - With regard to the Class A shares of the JPMorgan Funds, adopting the initial sales charge schedule currently in effect for the One Group Funds. This will generally mean that the initial sales charge on Class A shares of the JPMorgan Funds will be decreasing. For example, on JPMorgan equity funds, the initial sales charge will be decreasing from 5.75% of the offering price to 5.25% of the offering price;

   - Lowering the administration fee applicable to One Group Mutual Funds by adopting the complex-wide fee structures for administration services currently utilized by the JPMorgan Funds. Since both the One Group Funds and the JPMorgan Funds will be applying the complex-wide fee structures, the administration fees applicable to the JPMorgan Funds will be lower as well; and

   - Charging custody, fund accounting and transfer agency fees to both the One Group Mutual Funds and the JPMorgan Funds pursuant to a common fee schedule.

BOIA, JPMIM, OGA and the Distributor have contractually agreed to waive or reduce their fees or reimburse the expenses of each class of shares of One Group Mutual Funds and the JPMorgan Funds, as needed, in order to assure that, for the Acquired Funds listed in the table below, the Net Expense level for the Funds following the mergers is at least as low as the Net Expense level currently in effect, if not lower, with the few exceptions discussed here. The Net Expense level for shares of the JPMorgan Liquid Assets Money Market Fund will be equal to, or lower than in the case of the Institutional Class shares, the contractual expense limitation currently in effect, although it will be higher than the net expenses as a result of voluntary fee waivers and reimbursements currently being made by JPMIM. The Net Expense level for the Agency class shares of JPMorgan Treasury Plus Money Market Fund and the Select class shares of JPMorgan Prime Money Market Fund will be increasing by 0.01% and the Net Expense level for the Class S shares of One Group Institutional Prime Money Market Fund will be increasing by 0.04%. The Net Expense levels for all other Funds will be the same or lower than the contractual caps currently in effect. Although gross expense levels (i.e., expenses before waivers or reimbursements) for certain classes of certain Funds may increase as a result of these changes, the contractual fee waivers or reductions and expense reimbursements will continue in effect for at least one year from February 18, 2005.

- ELIMINATION OF OVERLAPPING OR DUPLICATIVE PRODUCT OFFERINGS: As part of the plan to integrate the two fund complexes, BOIA and JPMIM undertook a review of their various product offerings to determine whether there would be any overlapping or duplicative product offerings following the integration of the two fund complexes. At the Board meetings held August 12, 2004 and August 19, 2004, BOIA and JPMIM each recommended a series of individual fund mergers. After determining that (1) the investment objectives, investment policies, investment strategies and investment restrictions of the Funds subject to each proposed merger transaction were compatible, (2) each of the proposed mergers would be in the best interests of each affected Fund and its shareholders, and (3) each of the proposed mergers would not result in the dilution of the interests of the Funds or their shareholders, the Board of Trustees of

One Group Mutual Funds and the Boards of the JPMorgan Funds approved the following merger transactions:



ACQUIRED FUNDS                                 ACQUIRING FUNDS
JPMorgan Bond              MERGES WITH         One Group Bond Fund
Fund II (a series of        AND INTO           (a series of One
J.P. Morgan Mutual                             Group Mutual Funds)
Fund Select Group)

JPMorgan Equity            MERGES WITH         One Group Large Cap
Growth Fund (a              AND INTO           Growth Fund (a series
series of J.P. Morgan                          of One Group Mutual
Mutual Fund                                    Funds)
Investment Trust)

JPMorgan Equity            MERGES WITH         One Group Equity
Income Fund (a              AND INTO           Income Fund (a series
series of J.P. Morgan                          of One Group Mutual
Mutual Fund                                    Funds)
Investment Trust)

JPMorgan Global 50         MERGES WITH         JPMorgan Fleming
Fund (a series of           AND INTO           International
J.P. Morgan Series                             Opportunities Fund (a
Trust)                                         series of J.P. Morgan
                                               Institutional Funds)

JPMorgan Liquid            MERGES WITH         One Group Prime
Assets Money Market         AND INTO           Money Market Fund
Fund (a series of                              (a series of One
J.P. Morgan Mutual                             Group Mutual Funds)
Fund Trust)

JPMorgan Strategic         MERGES WITH         JPMorgan Global
Income Fund (a              AND INTO           Strategic Income
series of J.P. Morgan                          Fund (a series of
Mutual Fund Group)                             J.P. Morgan
                                               Institutional Funds)

JPMorgan Tax Free          MERGES WITH         One Group Tax-Free
Income Fund (a              AND INTO           Bond Fund (a series
series of J.P. Morgan                          of One Group Mutual
Mutual Fund Select                             Funds)
Trust)

JPMorgan Treasury          MERGES WITH         One Group U.S.
Plus Money Market           AND INTO           Treasury Securities
Fund (a series of                              Money Market Fund
J.P. Morgan Mutual                             (a series of One
Fund Trust)                                    Group Mutual Funds)

JPMorgan U.S.              MERGE WITH          One Group
Government Money            AND INTO           Government Money
Market Fund (a series                          Market Fund (a series
of J.P. Morgan Mutual                          of One Group
Fund Trust)                                    Mutual Funds)
One Group U.S.
Government
Securities Money
Market Fund (a
series of One
Group Mutual Funds)

JPMorgan U.S.              MERGE WITH          One Group Small Cap
Small Company               AND INTO           Growth Fund
Opportunities Fund                             (a series of One
(a series of                                   Group Mutual Funds)
J.P. Morgan Funds)
JPMorgan Small Cap
Growth Fund (a
series of J.P. Morgan
Fleming Mutual
Fund Group, Inc.)

JPMorgan U.S.              MERGES WITH         One Group
Treasury Income             AND INTO           Government Bond
Fund (a series of                              Fund (a series of
J.P. Morgan Mutual                             One Group Mutual
Fund Group)                                    Funds)

One Group Balanced         MERGES WITH         JPMorgan Diversified
Fund (a series of           AND INTO           Fund (a series of
One Group Mutual                               J.P. Morgan
Funds)                                         Institutional Funds)

One Group                  MERGES WITH         JPMorgan U.S. Equity
Diversified Equity          AND INTO           Fund (a series of
Fund (a series of One                          J.P. Morgan
Group Mutual Funds)                            Institutional Funds)

One Group                  MERGES WITH         JPMorgan Fleming
Diversified                 AND INTO           International Equity
International Fund                             Fund (a series of
(a series of One                               J.P. Morgan Mutual
Group Mutual Funds)                            Fund Select Group)

One Group Health           MERGES WITH         JPMorgan Global
Sciences Fund               AND INTO           Healthcare Fund (a
(a series of One                               series of J.P. Morgan
Group Mutual Funds)                            Series Trust)

ACQUIRED FUNDS                                 ACQUIRING FUNDS
One Group                  MERGES WITH         JPMorgan Prime
Institutional Prime         AND INTO           Money Market
Money Market Fund                              Fund (a series of
(a series of One                               J.P. Morgan Mutual
Group Mutual Funds)                            Fund Trust)

One Group                  MERGES WITH         JPMorgan
Intermediate Tax-           AND INTO           Intermediate Tax Free
Free Bond Fund (a                              Income Fund (a series
series of One Group                            of J.P. Morgan Mutual
Mutual Funds)                                  Fund Select Trust)

One Group Treasury         MERGES WITH         JPMorgan 100%
Only Money Market           AND INTO           U.S. Treasury
Fund (a series of                              Securities Money
One Group Mutual                               Market Fund (a series
Funds)                                         of J.P. Morgan Mutual
                                               Fund Trust)



Each of the individual merger transactions above is subject to the approval of shareholders of the Acquired Fund at a shareholder meeting scheduled to be held on January 20, 2005. Each of the mergers listed above, if approved by shareholders, is expected to close on February 18, 2005, or such later date as the parties to each such transaction shall agree.

In the case of each merger listed above, if such merger is approved by the shareholders of the Acquired Fund, each Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of the net assets of each Acquired Fund being transferred. Following the transfer, each shareholder of the Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of that shareholder's Acquired Fund shares. The closing of each merger will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed merger will qualify as a tax-free reorganization for federal income tax purposes.

- REDOMICILIATION AS A DELAWARE STATUTORY TRUST: On August 12, 2004, the Board of One Group Mutual Funds approved the reorganization and redomiciliation of One Group Mutual Funds into a Delaware statutory trust to be known as JPMorgan Trust II. On August 19, 2004, the Boards of the JPMorgan Funds approved the reorganization and redomiciliation of the JPMorgan Funds into a Delaware statutory trust to be known as JPMorgan Trust I. Each of these Board approvals is subject to the approval of the reorganization and redomiciliation transaction by shareholders of the affected Funds at shareholder meetings scheduled to be held on January 20, 2005. If approved, the reorganization and redomiciliation transactions are expected to close on or about February 19, 2005.

- ELECTION OF A SINGLE BOARD OF TRUSTEES: At the meeting of shareholders of One Group Mutual Funds and the JPMorgan Funds scheduled to be held on January 20, 2005, shareholders of both One Group Mutual Funds and the JPMorgan Funds will be asked to elect a 13-member Board of Trustees comprised of five of the current seven members of the Board of One Group Mutual Funds and eight of the current 10 members of the Boards of the JPMorgan Funds. If elected by shareholders of One Group Mutual Funds and shareholders of the JPMorgan Funds, this 13-member Board of Trustees will take office effective February 19, 2005 and will oversee all of One Group Mutual Funds and the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be asked to amend the Declaration of Trust of One Group Mutual Funds to allow for a Board with more than 10 members.

- FUNDAMENTAL INVESTMENT POLICIES AND/OR RESTRICTIONS: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the respective Boards of the JPMorgan Funds voted to recommend that shareholders of the Funds approve the amendment of certain of the Funds' fundamental investment policies and/or restrictions. The Board of Trustees of One Group Mutual Funds also voted to recommend the elimination of certain fundamental investment restrictions that are not required by the Investment Company Act of 1940, as amended (1940 Act). The proposed changes in the Funds' fundamental investment policies and/or restrictions are intended to simplify, streamline and standardize certain fundamental investment policies and/or restrictions of the Funds that are required under the 1940 Act, while at the same time providing added flexibility to respond to future legal, regulatory, market or technical changes. Although the proposed changes in certain fundamental investment policies and/or restrictions of some or all of the Funds will allow the affected Funds greater flexibility to respond to future investment opportunities, BOIA and JPMIM have indicated to the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds, respectively, that they do not anticipate that the changes, either individually or in the aggregate, will result in any material change in the level of investment risk associated with investing in the affected Funds or the manner in which the affected Funds are managed. Shareholders of the affected Funds will be asked to vote on these proposals at shareholder meetings scheduled to be held January 20, 2005.

- COMMON SERVICE PROVIDERS: By February 19, 2005, One Group Mutual Funds and the JPMorgan Funds will have the same administrator, distributor, shareholder servicing agent, transfer and dividend distribution agent, custodian and fund accounting agent. This will mean certain new service providers for both One Group Mutual Funds and the JPMorgan Funds.

   - INVESTMENT ADVICE. As mentioned above, each Fund will continue to contract for investment advisory services from its current investment adviser, as described in the current prospectus, except that JPMIM will serve as investment advisor to the One Group International Equity Index Fund if a new Investment Advisory Agreement with JPMIM is approved by the shareholders of the One Group International Equity Index Fund.

   - ADMINISTRATION. One Group Mutual Funds will continue to have its current administrator, OGA, as its administrator. The JPMorgan Funds will change their administrator to OGA effective February 19, 2005. The new fee rate for most equity and fixed income funds, which is the same as the fee rate currently in place for the equity and fixed income JPMorgan Funds, will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the series of One Group Mutual Funds and JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the 1940 Act (Money Market Funds)); and 0.075% of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the Money Market Funds) over $25 billion. The new fee rate for Money Market Funds, which is the same as the fee rate in place currently for the JPMorgan Funds that are Money Market Funds, will be computed daily and paid monthly, at an annual rate of 0.10% on the first $100 billion of the average daily net assets of the Money Market Funds and 0.05% of the average daily net assets of the Money Market Funds over $100 billion. The fee rates for the One Group Investor Funds, the JPMorgan Growth and Income Fund, the JPMorgan Select Growth and Income Fund and the Growth and Income Portfolio will remain the same. All shareholders servicing and fund accounting activities currently provided under the Management and Administration Agreement with OGA will be removed from that Agreement and instead will be put into separate agreements with other service providers as described below.

   - DISTRIBUTION. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the continuation of One Group Dealer Services, Inc., as the distributor of One Group Mutual Funds, following the integration transactions. On August 19, 2004, the Board of the JPMorgan Funds approved the appointment of One Group Dealer Services, Inc. as distributor of the JPMorgan Funds effective February 19, 2005.

   - SHAREHOLDER SERVICING. Beginning February 19, 2005, One Group Dealer Services, Inc. will begin providing certain shareholder services to One Group Mutual Funds and the JPMorgan Funds under separate Shareholder Servicing Agreements with the Funds. Most of the shareholder servicing activities that will be provided under the Shareholder Servicing Agreement with One Group Dealer Services, Inc. are currently provided to One Group Mutual Funds under the shareholder servicing portion of the Distribution and Shareholder
      Services Plans, provided such services are not distribution-related, under Shareholder Servicing Plans, or under the Management and Administration Agreement with OGA. For the JPMorgan Funds, the Shareholder Servicing Agreement with One Group Dealer Services, Inc. will replace the existing shareholder servicing agreements that are currently in place with JPMorgan Chase Bank, an affiliate of One Group Dealer Services, Inc. Under the Shareholder Servicing Agreements, One Group Dealer Services, Inc. will receive a fee at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares. One Group Dealer Services, Inc. will enter into shareholder servicing contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which One Group Dealer Services, Inc. will pay all or a portion of the annual fee to such financial intermediaries for performing such services.

   - TRANSFER AGENCY. On August 12, 2004, the Board of One Group Mutual Funds approved an agreement with Boston Financial Data Services, Inc. (BFDS) to act as the Funds' transfer and dividend distribution agent. On August 19, 2004, the Boards of the JPMorgan Funds also approved an agreement with BFDS to act as the Funds' transfer and dividend distribution agent following the integration transactions. The transition to BFDS from the Funds' current transfer and dividend distribution agents, State Street Bank and Trust Company in the case of One Group Mutual Funds and DST Systems, Inc. in the case of the JPMorgan Funds, each an affiliate of BFDS, is expected to be completed February 2005. Shareholders should not experience any differences in the level or quality of services received as a result of this transition.

   - CUSTODY. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved an agreement with JPMorgan Chase Bank, an affiliate of BOIA, JPMIM, OGA and the Distributor to act as the Funds' custodian. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the custodian for the JPMorgan Funds following the integration transactions. The transition to JPMorgan Chase Bank from State Street Bank and Trust Company, the current custodian for One Group Mutual Funds, is expected to be completed in December 2004. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

   - SECURITIES LENDING. Currently, Bank One Trust Company, N.A. serves as sub-custodian for One Group Mutual Funds in connection with their securities lending activities and receives a fee for those services. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds. JPMorgan Chase Bank will continue as the securities lending agent for the JPMorgan Funds following the integration transaction. The transition from Bank One Trust Company, N.A. to JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds is expected to begin in October 2004 and be completed in December 2004. Both Bank One Trust Company, N.A. and JPMorgan Chase Bank are affiliates of BOIA, JPMIM, OGA and the Distributor. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

   - FUND ACCOUNTING. Currently, fund accounting services for One Group Mutual Funds are provided by OGA under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the transition of the fund accounting services to JPMorgan Chase Bank, effective February 19, 2005. As a result of this appointment, effective February 19, 2005, the fund accounting fees will be charged directly to the One Group Funds. Shareholders of One Group Mutual Funds should not experience any differences in the level or quality of services received as a result of this transition. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the fund accounting agent for the JPMorgan Funds.

- COMMON METHODS OF DOING BUSINESS WITH THE FUNDS: As a result of the changes in service providers, by February 19, 2005, there will be no difference between the way shareholders do business with One Group Mutual Funds and the way shareholders do business with the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be able to exchange their shares of One Group Mutual Funds for shares of JPMorgan Funds, subject to generally applicable restrictions, and shareholders of JPMorgan Funds will have the same exchange privileges. In addition, shareholders of One Group Mutual Funds will be able to count purchases of JPMorgan Fund shares, and shareholders of the JPMorgan Funds will be able to count purchases of One Group Mutual Funds shares, toward fulfillment of letters of intent or statements of intention and toward the right of accumulation or cumulative quantity discount to the same extent that they can currently count purchases of shares of One Group Mutual Funds or the JPMorgan Funds, respectively. Shares of the JPMorgan Funds and One Group Mutual Funds count under letters of intent and statements of intention for both the One Group Mutual Funds and the JPMorgan Funds.

- REDEMPTION FEES: The Board of Trustees of One Group Mutual Funds approved the elimination of the 2% redemption fee on the One Group Market Neutral Fund effective for sales of shares after October 28, 2004. For sales of shares of One Group Market Neutral Fund prior to October 28, 2004, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

   For shares of the following One Group Funds, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to the exceptions noted in the applicable prospectuses:
   One Group Diversified International Fund, One Group Health Sciences Fund, One Group High Yield Bond Fund, One Group International Equity Index Fund and One Group Technology Fund. With respect to purchases of shares of those Funds prior to October 28, 2004, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

   On August 19, 2004, the Boards of certain of the JPMorgan Funds approved the imposition of a redemption fee on shares of certain Funds purchased after February 18, 2005. For shares of the JPMorgan Funds listed below purchased after February 18, 2005, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to certain exceptions which will be noted in the applicable prospectuses.

   JPMorgan Fleming Asia Equity Fund

   JPMorgan Fleming Emerging Markets Debt Fund

   JPMorgan Fleming Emerging Markets Equity Fund

   JPMorgan Fleming International Equity Fund

   JPMorgan Fleming International Growth Fund

   JPMorgan Fleming International Opportunities Fund

   JPMorgan Fleming International Small Cap Equity Fund

   JPMorgan Fleming International Value Fund

   JPMorgan Fleming Intrepid European Fund

   JPMorgan Fleming Japan Fund

   JPMorgan Fleming Tax Aware International Opportunities Fund

   JPMorgan Global 50 Fund

   JPMorgan Global Healthcare Fund

   JPMorgan Global Strategic Income Fund

FEES AND EXPENSES
EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE BELOW. THE INFORMATION IS BASED ON ESTIMATED AMOUNTS FOR THE PERIOD COMMENCING ON FEBRUARY 19, 2005 AND ENDING ON DECEMBER 31, 2006.

                              ENHANCED INCOME FUND

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)



                                                                                             CLASS A SHARES
-----------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES, SHOWN AS % OF THE OFFERING PRICE*                     3.00
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                                                                                    NONE**



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of .50% of the purchase price if you redeem any or all of the Class A Shares within one year of purchase, unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)



                                                                                             CLASS A SHARES
-----------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                                        0.25
DISTRIBUTION (RULE 12b-1) FEES                                                                         0.25
SHAREHOLDER SERVICE FEES                                                                               0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                              (  )

NET EXPENSES(2)                                                                                        0.75



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will reimburse the Fund to the extent total annual operating expenses of the Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Class A Shares, and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:



                        1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------
CLASS A SHARES* ($)



*  Assumes sales charge is deducted when shares are purchased.

Effective February 19, 2005, if you buy Class A Shares of the JPMorgan Enhanced Income Fund, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries.



                                                                                                 SALES CHARGE
                                                                                                RE-ALLOWED TO
                                                    SALES CHARGE AS A    SALES CHARGE AS A    DEALERS AS % OF
                                                    PERCENTAGE OF THE        PERCENTAGE OF     OFFERING PRICE
AMOUNT OF PURCHASES AT OFFERING PRICE                  OFFERING PRICE      YOUR INVESTMENT          PER SHARE
-------------------------------------------------------------------------------------------------------------
LESS THAN $100,000                                               3.00%                3.09%              2.70%
$100,000-$249,999                                                2.50%                2.56%              2.18%
$250,000-$499,999                                                2.00%                2.04%              1.64%
$500,000-$999,999                                                1.50%                1.52%              1.20%
$1,000,000+ **                                                   NONE                 NONE               NONE**



  + If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of .50% of the purchase price if you redeem any or all of the Class A Shares within one year of purchase, unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES
None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of OGDS, OGA and BOIA, the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. OGDS and OGA became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million.
 The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including OGDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., OGDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

JPMORGAN INCOME FUNDS

                                                               /X/ Permitted

                                                               / / Not permitted

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                                                                                          ENHANCED
                                                                     RELATED TYPES OF RISK                                 INCOME
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments from       credit, interest rate, market, prepayment            /X/
specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time            credit, currency, liquidity, political               /X/(1)
deposits and bankers' acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and    credit, currency, interest rate, liquidity,          /X/(1)
foreign banks or corporations. These securities are usually          market, political
discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organizations.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that     credit, currency, interest rate, liquidity,          /X/(1)
can be converted into equity securities at a future time and         market, political, valuation
price.

CORPORATE BONDS Debt securities of domestic and foreign              credit, currency, interest rate, liquidity,          /X/(1)
industrial, utility, banking and other financial institutions.       market, political, valuation

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives       credit, environmental, extension, interest rate,     /X/
the lender a lien on property as security for the loan payment.      liquidity, market, natural event, political,
                                                                     prepayment, valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such     credit, currency, extension, interest rate,          /X/(1)
as Federal Home Loan Banks, Freddie Macs, Fannie Maes) which         leverage, market, political, prepayment
represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic and foreign               currency, extension, interest rate, leverage,        /X/(1),(2)
mortgage-backed securities with the promise to purchase similar      liquidity, market, political, prepayment
securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank     credit, currency, extension, interest rate,          /X/
debt or similar securities or obligations.                           liquidity, political, prepayment

PRIVATE PLACEMENTS Bonds or other investments that are sold          credit, interest rate, liquidity, market,            /X/
directly to an institutional investor.                               valuation

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of        credit, interest rate, liquidity, market, natural    /X/
issuers that invest in real estate or are secured by real estate.    event, prepayment, valuation

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to           credit                                               /X/
purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a     credit, leverage                                     /X/(2)
security and agrees to repurchase it from the buyer on a
particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF SUPRANATIONAL                credit, currency, interest rate, market, political   /X/(1)
ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange       credit, currency, interest rate, leverage, market,   /X/
periodic payments with a counterparty. Segregated liquid assets      political, valuation
are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as      credit, interest rate, market, natural event,        /X/
general obligation and revenue bonds, whose interest is exempt       political
from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills,         interest rate                                        /X/
notes and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES Domestic    credit, currency, interest rate, liquidity,          /X/(1)
and foreign securities offering non-cash or delayed-cash payment.    market, political, valuation
Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUND

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
MARKET CONDITIONS

-  The Fund's share price, yield      -  Bonds have generally               -  Under normal circumstances the
   and total return will fluctuate       outperformed money market             Fund plans to remain fully
   in response to bond market            investments over the long term,       invested in bonds and other
   movements                             with less risk than stocks            fixed income securities and may
                                                                               invest uninvested cash in
-  The value of most bonds will       -  Most bonds will rise in value         affiliated money market funds
   fall when interest rates rise;        when interest rates fall
   the longer a bond's maturity and                                         -  Bond investments may include
   the lower its credit quality,      -  Mortgage-backed and asset-backed      U.S. and foreign corporate and
   the more its value typically          securities and direct mortgages       government bonds,
   falls                                 can offer attractive returns          mortgage-backed and asset-backed
                                                                               securities, convertible
-  Adverse market conditions may                                               securities, participation
   from time to time cause a Fund                                              interests and private placements
   to take temporary defensive
   positions that are inconsistent                                          -  The Fund seeks to limit risk and
   with its principal investment                                               enhance total return or yields
   strategies and may hinder a Fund                                            through careful management,
   from achieving its investment                                               sector allocation, individual
   objective                                                                   securities selection and
                                                                               duration management
-  Mortgage-backed and asset-backed
   securities (securities                                                   -  During severe market downturns,
   representing an interest in, or                                             the Fund has the option of
   secured by, a pool of mortgages                                             investing up to 100% of assets
   or other assets such as                                                     in high quality short-term
   receivables) and direct                                                     securities
   mortgages could generate capital
   losses or periods of low yields                                          -  The adviser monitors interest
   if they are paid off                                                        rate trends, as well as
   substantially earlier or later                                              geographic and demographic
   than anticipated                                                            information related to
                                                                               mortgage-backed securities and
                                                                               mortgage prepayments

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
CREDIT QUALITY

-  The default of an issuer would     -  Investment-grade bonds have a      -  The Fund maintains its own
   leave a Fund with unpaid              lower risk of default                 policies for balancing credit
   interest or principal                                                       quality against potential yields
                                      -  Junk bonds offer higher yields        and gains in light of its
-  Junk bonds (those rated BB, Ba        and higher potential gains            investment goals
   or lower) have a higher risk of
   default, tend to be less liquid                                          -  The adviser develops its own
   and may be more difficult to                                                ratings of unrated securities
   value                                                                       and makes a credit quality
                                                                               determination for unrated
                                                                               securities

FOREIGN INVESTMENTS

-  The Fund could lose money          -  Foreign bonds, which represent a   -  Foreign bonds may be a
   because of foreign government         major portion of the world's          significant investment for the
   actions, political instability        fixed income securities, offer        Fund
   or lack of adequate and accurate      attractive potential performance
   information                           and opportunities for              -  To the extent that the Fund
                                         diversification                       invests in foreign bonds, it may
-  Currency exchange rate movements                                            manage the currency exposure of
   could reduce gains or create       -  Favorable exchange rate               its foreign investments relative
   losses                                movements could generate gains        to its benchmark, and may hedge
                                         or reduce losses                      a portion of its foreign
-  Currency and investment risks                                               currency exposure into the U.S.
   tend to be higher in emerging      -  Emerging markets can offer            dollar from time to time (see
   markets; these markets also           higher returns                        also "Derivatives"); these
   present higher liquidity and                                                currency management techniques
   valuation risks                                                             may not be available for certain
                                                                               emerging markets investments

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

-  When the Fund buys securities      -  The Fund can take advantage of     -  The Fund segregates liquid
   before issue or for delayed           attractive transaction                assets to offset leverage risks
   delivery, it could be exposed to      opportunities
   leverage risk if it does not
   segregate liquid assets

MANAGEMENT CHOICES

-  The Fund could underperform its    -  The Fund could outperform its      -  The adviser focuses its active
   benchmark due to its sector,          benchmark due to these same           management on those areas where
   securities or duration choices        choices                               it believes its commitment to
                                                                               research can most enhance
                                                                               returns and manage risks in a
                                                                               consistent way

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
DERIVATIVES

-  Derivatives such as futures,       -  Hedges that correlate well with    -  The Fund uses derivatives, such
   options, swaps and forward            underlying positions can reduce       as futures, options, swaps and
   foreign currency contracts(1)         or eliminate losses at low cost       forward foreign currency
   that are used for hedging the                                               contracts for hedging and for
   portfolio or specific securities   -  The Fund could make money and         risk management (i.e., to adjust
   may not fully offset the              protect against losses if             duration or yield curve exposure
   underlying positions and this         management's analysis proves          or to establish or adjust
   could result in losses to the         correct                               exposure to particular
   Fund that would not have                                                    securities, markets or
   otherwise occurred                 -  Derivatives that involve              currencies); risk management may
                                         leverage could generate               include management of a Fund's
-  Derivatives used for risk             substantial gains at low cost         exposure relative to its
   management may not have the                                                 benchmark
   intended effects and may result
   in losses or missed                                                      -  The Fund only establishes hedges
   opportunities                                                               that it expects will be highly
                                                                               correlated with underlying
-  The counterparty to a                                                       positions
   derivatives contract could
   default                                                                  -  While the Fund may use
                                                                               derivatives that incidentally
-  Certain types of derivatives                                                involve leverage, it does not
   involve costs to the Funds which                                            use them for the specific
   can reduce returns                                                          purpose of leveraging its
                                                                               portfolios
-  Derivatives that involve
   leverage could magnify losses

-  Derivatives used for non-hedging
   purposes could cause losses that
   exceed the original investment

-  Derivatives may, for tax
   purposes, affect the character
   of gain and loss realized by a
   Fund, accelerate recognition of
   income to a Fund, affect the
   holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
SECURITIES LENDING

-  When the Fund lends a security,    -  The Fund may enhance income        -  The adviser maintains a list of
   there is a risk that the loaned       through the investment of the         approved borrowers
   securities may not be returned        collateral received from the
   if the borrower or the lending        borrower                           -  The Fund receives collateral
   agent defaults                                                              equal to at least 100% of the
                                                                               current value of securities
-  The collateral will be subject                                              loaned plus accrued interest
   to the risks of the securities
   in which it is invested                                                  -  The lending agents indemnify the
                                                                               Fund against borrower default

                                                                            -  The adviser's collateral
                                                                               investment guidelines limit the
                                                                               quality and duration of
                                                                               collateral investment to
                                                                               minimize losses

                                                                            -  Upon recall, the borrower must
                                                                               return the securities loaned
                                                                               within the normal settlement
                                                                               period

ILLIQUID HOLDINGS

-  The Fund could have difficulty     -  These holdings may offer more      -  The Fund may not invest more
   valuing these holdings precisely      attractive yields or potential        than 15% of net assets in
                                         growth than comparable widely         illiquid holdings
-  The Fund could be unable to sell      traded securities
   these holdings at the time or                                            -  To maintain adequate liquidity
   price desired                                                               to meet redemptions, the Fund
                                                                               may hold high quality short-term
                                                                               instruments (including
                                                                               repurchase agreements and
                                                                               reverse repurchase agreements)
                                                                               and, for temporary or
                                                                               extraordinary purposes, may
                                                                               borrow from banks up to 33 1/3%
                                                                               of the value of its total assets
                                                                               or draw on a line of credit

SHORT-TERM TRADING

-  Increased trading would raise      -  The Fund could realize gains in    -  The Fund may use short-term
   the Fund's transaction costs          a short period of time                trading to take advantage of
                                                                               attractive or unexpected
-  Increased short-term capital       -  The Fund could protect against        opportunities or to meet demands
   gains distributions would raise       losses if a bond is overvalued        generated by shareholder
   shareholders' income tax              and its value later falls             activity
   liability

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus. You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


If you buy shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-07795


(C) J.P. Morgan Chase & Co. All Rights Reserved. December 2004

PR-EI-

JPMORGAN FUNDS


PROSPECTUS DECEMBER 27 2004


[GRAPHIC]

JPMORGAN INCOME FUNDS

SELECT CLASS SHARES

ENHANCED INCOME FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Enhanced Income Fund                                                           1

The Fund's Management and Administration                                       7

How to Do Business with the Fund                                               9

    Purchasing Fund Shares                                                     9

    Shareholder Servicing Fees                                                12

    Exchanging Fund Shares                                                    12

    Redeeming Fund Shares                                                     13

Shareholder Information                                                       15

    Distributions and Taxes                                                   15

    Availability of Proxy Voting Record                                       15

    Portfolio Holdings Disclosure                                             16

Future Changes to Certain Information
    Concerning the Fund                                                       17

Investments                                                                   26

Risk and Reward Elements                                                      28

How To Reach Us                                                       BACK COVER

JPMORGAN ENHANCED INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as strategies, please see pages.


THE FUND'S OBJECTIVE
The Fund seeks to provide high current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in taxable fixed-income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will be no longer than 1.5 years. Also, the Fund may use interest rate swaps, futures contracts and options to help manage duration, yield curve exposure and credit and spread volatility.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.


Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund, at the time of purchase, must be rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or unrated but deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality, including at least 75% rated A or better.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The adviser seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

- want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the 3 Month LIBOR Index, a broad-based securities market index, and the Lipper Income Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed to waive some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURN*,(1)

2002    1.84%
2003    0.99%

BEST QUARTER 2nd quarter, 2002          0.76%
WORST QUARTER 3rd quarter, 2002         0.27%


The Fund's year-to-date total return as of 9/30/04 was 1.14%.


* The Fund's performance for the Select Class Shares is based on the performance of the Institutional Class Shares of the Fund (which invest in the same portfolio of securities, but are not offered in this prospectus).

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                     PAST 1 YEAR   LIFE OF FUND
-----------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                         0.99           1.45
Return After Taxes on Distributions                                         0.29           0.62
Return After Taxes on Distributions and Sale of Fund Shares                 0.64           0.74

3 MONTH LIBOR INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                         1.27           1.61

LIPPER INCOME FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                          15.94           5.52


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* See footnote on previous page.

^ Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUND." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                             0.25
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                             0.40



(1) "Other Expenses" are based on estimated expenses.

(2) Reflects (i) an agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.40% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.40% of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUND." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)               41

THE FUND'S MANAGEMENT AND ADMINISTRATION


The Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities. Certain changes to the organization of the Trust are being proposed for shareholder approval. For information about these proposed changes, see "Future Changes to Certain Information Concerning the Fund" below.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


The Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-348-4782 to obtain more information concerning all of the Fund's share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

During the most recent fiscal year ended 8/31/04 the adviser was paid management fees (net of waivers) of 0.14% as a percentage of average daily net assets.


THE PORTFOLIO MANAGERS
The Fund is managed by a team of individuals at JPMIM.


FUND MANAGER COMPENSATION
All of the portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Funds they help manage.

THE FUND'S ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

Through February 18, 2005, JPMorgan Chase Bank, NA (JPMorgan Chase Bank) will provide administrative services and oversee the Fund's other service providers. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Fund's administrator and will provide administrative services and oversee the Fund's other service providers. The Fund's administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Fund's customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of the Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.


Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Fund's shareholder servicing agent. For more information regarding the transitions of the administrator and the shareholder servicing agent, read "Future Changes to Certain Information Concerning the Fund" below.


THE FUND'S DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (Distributor) is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the distributor for the Fund.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Fund to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee, any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your investment representative (Financial Intermediary). Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will typically be held for you by the Financial Intermediary; and

- Directly from the Fund through the JPMorgan Funds Service Center.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or an authorized agent of the Fund before 4:00 p.m. Eastern Time (ET) will be effective that day. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into the Fund followed by a redemption or exchange out of that Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund (Short-Term Bond Funds) and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Investors must buy a minimum $1,000,000 worth of Select Class Shares in the Fund to open an account. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum.

You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of the JPMorgan Funds without regard to this minimum.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-348-4782.

If you are purchasing shares directly from the Fund, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

If you choose to pay by wire, please call 1-800-348-4782 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, NA
ATTN: ______________________
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Make your check out to JPMORGAN FUNDS in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party checks" and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- How do I redeem shares?"

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Fund. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. ET on the settlement date.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

If you have any questions, contact your Financial Intermediary or call 1-800-348-4782.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, NA
ATTN: ______________________
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

SHAREHOLDER SERVICING FEES
JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder servicing fee it receives from the Fund to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. Any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at its or their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Beginning 15 days after you buy shares, you may exchange your shares for shares of the same class of certain other JPMorgan Funds.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-348-4782.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

- The Fund receives the request by 4:00 p.m. ET.

- You have contacted your Financial Intermediary, if necessary.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Fund is open for business.

Redemption requests received by the Fund or an authorized agent of the Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day.

All required documentation in the proper form must accompany a redemption request. The Fund may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

Unless you indicated otherwise on your Account Application, you may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.


We will need the names of the registered shareholders and your account number and other information before we can sell your shares.


You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or


- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or


2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address or payee of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Fund.

You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described.


WHAT WILL MY SHARES BE WORTH?

If the Fund or an authorized agent of the Fund receives your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption request is received.


CAN I REDEEM BY TELEPHONE?

Yes, unless you indicated otherwise on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH, only to a bank account on record with the Fund.


The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of the Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

The Statement of Additional Information offers more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION


DISTRIBUTIONS AND TAXES
The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.


The Fund declares ordinary income dividends daily and pays them monthly. Effective from and after January 1, 2005, the Fund will generally declare dividends on the last business day of each month and pay such dividends on the first business day of the following month. The Fund makes capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.


You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Income Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Funds' at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, the Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on its website at www.jpmorganfunds.com, 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-348-4782.

A description of the Funds' policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUND

On July 1, 2004, Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation (BOIA), One Group Dealer Services, Inc. (Distributor), and One Group Administrative Services, Inc. (OGA) merged into JPMorgan Chase & Co. BOIA, the Distributor and OGA are the investment adviser, the distributor and the administrator, respectively, to One Group Mutual Funds. As a consequence of the merger, on that date BOIA, OGA and the Distributor became affiliates of both J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Chase Bank. JPMIM is the investment adviser to the JPMorgan Funds, and JPMorgan Chase Bank is the administrator, shareholder servicing agent and custodian to the JPMorgan Funds.

As a result of these new affiliations, steps to integrate to the greatest extent possible the operations of One Group Mutual Funds and the JPMorgan Funds have been actively considered over the course of the past several months in order to take advantage of potential operational and administrative efficiencies and to eliminate overlapping or duplicative product offerings. At Board meetings held in June and July 2004, BOIA, OGA, JPMIM and JPMorgan Chase Bank discussed various aspects of the proposed integration plan with the Board of Trustees of One Group Mutual Funds and the Board of Directors and Boards of Trustees, as applicable (Boards), of the JPMorgan Funds, respectively. At meetings held in August 2004, BOIA and OGA made proposals to the Board of Trustees of One Group Mutual Funds and JPMIM and JPMorgan Chase Bank made proposals to the Boards of the JPMorgan Funds in order to seek to achieve those goals. BOIA and JPMIM, however, will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide investment advisory services to the One Group Funds and the JPMorgan Funds.

On August 12, 2004, the Board of Trustees of One Group Mutual Funds, and on August 19, 2004, the Boards of the JPMorgan Funds, approved a series of initiatives that are designed to: (i) integrate the operations of the two fund complexes; (ii) streamline the operations and product offerings of the two fund complexes; and (iii) take advantage of potential economies of scale. The integration of the two fund complexes will include, among other things, (i) adopting a common fee structure; (ii) eliminating overlapping or duplicative Funds; (iii) redomiciling each fund complex to a single jurisdiction and single form of declaration of trust; (iv) electing a single board of trustees and senior officers; (v) proposing certain changes to fundamental investment policies of some of the JPMorgan Funds and all of the One Group Funds; (vi) engaging a common set of service providers; and (vii) conforming redemption fee practices.

- COMMON FEE STRUCTURE: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved a series of proposals designed to facilitate the integration of One Group Mutual Funds with the JPMorgan Funds into an integrated fund complex in which all of the Funds have a common pricing structure. The pricing changes, which go into effect on February 19, 2005 unless specifically indicated otherwise below include the following:

  - Lowering the investment advisory fees applicable to many of the One Group Funds and all of the JPMorgan money market funds. Some of these lower advisory fees for certain of the One Group Funds, which will go into effect prior to February 19, 2005, are also the result of the commitments made by BOIA to reduce its management fees for certain One Group Funds in the settlement agreement with the New York Attorney General;

  - Lowering the fees payable to the Distributor under Distribution and Shareholder Services Plans with respect to the Class A, Class B and Class C shares of the One Group Funds such that the Rule 12b-1 fee applicable to Class A shares is lowered from 0.35% of average daily net assets of the Class A shares to 0.25% of average daily net assets of the Class A shares and the Rule 12b-1 fee applicable to Class B and C shares is lowered from 1.00% of the average daily net assets of the Class B and C shares to 0.75% of average daily net assets of the Class B and C shares. At the same time, shareholder servicing activities will be removed from each of those Distribution and Shareholder Services Plans;

  - Eliminating the current Shareholder Services Plan that applies with respect to the Administrative Class and Class S shares of the One Group Funds and replacing it with a non-Rule 12b-1 shareholder servicing fee paid pursuant to a Shareholder Services Agreement with One Group Dealer Services, Inc.;

  - With regard to One Group Mutual Funds, imposing a separate non-Rule 12b-1 shareholder servicing fee, paid pursuant to a Shareholder Servicing Agreement with One Group Dealer Services, Inc., at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares;

  - With regard to the JPMorgan Funds, increasing the existing shareholder services fees by 0.05% with respect to each of the following classes of shares of the JPMorgan money market funds: Agency, Cash Management, Premier and Reserve;

  - With regard to the Class A shares of the JPMorgan Funds, adopting the initial sales charge schedule currently in effect for the One Group Funds. This will generally mean that the initial sales charge on Class A shares of the JPMorgan Funds will be decreasing. For example, on JPMorgan equity funds, the initial sales charge will be decreasing from 5.75% of the offering price to 5.25% of the offering price;

  - Lowering the administration fee applicable to One Group Mutual Funds by adopting the complex-wide fee structures for administration services currently utilized by the JPMorgan Funds. Since both the One Group Funds and the JPMorgan Funds will be applying the complex-wide fee structures, the administration fees applicable to the JPMorgan Funds will be lower as well; and

  - Charging custody, fund accounting and transfer agency fees to both the One Group Mutual Funds and the JPMorgan Funds pursuant to a common fee schedule.

BOIA, JPMIM, OGA and the Distributor have contractually agreed to waive or reduce their fees or reimburse the expenses of each class of shares of One Group Mutual Funds and the JPMorgan Funds, as needed, in order to assure that, for the Acquired Funds listed in the table below, the Net Expense level for the Funds following the mergers is at least as low as the Net Expense level currently in effect, if not lower, with the few exceptions discussed here. The Net Expense level for shares of the JPMorgan Liquid Assets Money Market Fund will be equal to, or lower than in the case of the Institutional Class shares, the contractual expense limitation currently in effect, although it will be higher than the net expenses as a result of voluntary fee waivers and reimbursements currently being made by JPMIM. The Net Expense level for the Agency class shares of JPMorgan Treasury Plus Money Market Fund and the Select class shares of JPMorgan Prime Money Market Fund will be increasing by 0.01% and the Net Expense level for the Class S shares of One Group Institutional Prime Money Market Fund will be increasing by 0.04%. The Net Expense levels for all other Funds will be the same or lower than the contractual caps currently in effect. Although gross expense levels (i.e., expenses before waivers or reimbursements) for certain classes of certain Funds may increase as a result of these changes, the contractual fee waivers or reductions and expense reimbursements will continue in effect for at least one year from February 18, 2005.

- ELIMINATION OF OVERLAPPING OR DUPLICATIVE PRODUCT OFFERINGS: As part of the plan to integrate the two fund complexes, BOIA and JPMIM undertook a review of their various product offerings to determine whether there would be any overlapping or duplicative product offerings following the integration of the two fund complexes. At the Board meetings held August 12, 2004 and August 19, 2004, BOIA and JPMIM each recommended a series of individual fund mergers. After determining that (1) the investment objectives, investment policies, investment strategies and investment restrictions of the Funds subject to each proposed merger transaction were compatible, (2) each of the proposed mergers would be in the best interests of each affected Fund and its shareholders, and
  (3) each of the proposed mergers would not result in the dilution of the interests of the Funds or their shareholders, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved the following merger transactions:



ACQUIRED FUNDS                              ACQUIRING FUNDS
JPMorgan Bond               MERGES WITH     One Group Bond Fund
Fund II (a series of         AND INTO       (a series of One
J.P. Morgan Mutual                          Group Mutual Funds)
Fund Select Group)

JPMorgan Equity             MERGES WITH     One Group Large Cap
Growth Fund (a               AND INTO       Growth Fund (a series
series of J.P. Morgan                       of One Group Mutual
Mutual Fund                                 Funds)
Investment Trust)

JPMorgan Equity             MERGES WITH     One Group Equity
Income Fund (a               AND INTO       Income Fund (a series
series of J.P. Morgan                       of One Group Mutual
Mutual Fund                                 Funds)
Investment Trust)

JPMorgan Global 50          MERGES WITH     JPMorgan Fleming
Fund (a series of            AND INTO       International
J.P. Morgan Series                          Opportunities Fund (a
Trust)                                      series of J.P. Morgan
                                            Institutional Funds)

JPMorgan Liquid             MERGES WITH     One Group Prime
Assets Money Market          AND INTO       Money Market Fund
Fund (a series of                           (a series of One
J.P. Morgan Mutual                          Group Mutual Funds)
Fund Trust)

JPMorgan Strategic          MERGES WITH     JPMorgan Global
Income Fund (a               AND INTO       Strategic Income
series of J.P. Morgan                       Fund (a series of
Mutual Fund Group)                          J.P. Morgan
                                            Institutional Funds)

JPMorgan Tax Free           MERGES WITH     One Group Tax-Free
Income Fund (a               AND INTO       Bond Fund (a series
series of J.P. Morgan                       of One Group Mutual
Mutual Fund Select                          Funds)
Trust)

JPMorgan Treasury           MERGES WITH     One Group U.S.
Plus Money Market            AND INTO       Treasury Securities
Fund (a series of                           Money Market Fund
J.P. Morgan Mutual                          (a series of One
Fund Trust)                                 Group Mutual Funds)

JPMorgan U.S.               MERGE WITH      One Group
Government Money Market      AND INTO       Government Money
Fund (a series of                           Market Fund (a series
J.P. Morgan Mutual                          of One Group
Fund Trust)                                 Mutual Funds)
One Group U.S.
Government
Securities Money
Market Fund (a
series of One
Group Mutual Funds)

JPMorgan U.S.               MERGE WITH      One Group Small Cap
Small Company                AND INTO       Growth Fund
Opportunities Fund                          (a series of One
(a series of                                Group Mutual Funds)
J.P. Morgan Funds)
JPMorgan Small Cap
Growth Fund (a
series of J.P. Morgan
Fleming Mutual
Fund Group, Inc.)

JPMorgan U.S.               MERGES WITH     One Group
Treasury Income              AND INTO       Government Bond
Fund (a series of                           Fund (a series of
J.P. Morgan Mutual                          One Group Mutual
Fund Group)                                 Funds)

One Group Balanced          MERGES WITH     JPMorgan Diversified
Fund (a series of            AND INTO       Fund (a series of
One Group Mutual                            J.P. Morgan
Funds)                                      Institutional Funds)

One Group                   MERGES WITH     JPMorgan U.S. Equity
Diversified Equity           AND INTO       Fund (a series of
Fund (a series of One                       J.P. Morgan
Group Mutual Funds)                         Institutional Funds)

One Group                   MERGES WITH     JPMorgan Fleming
Diversified                  AND INTO       International Equity
International Fund                          Fund (a series of
(a series of One                            J.P. Morgan Mutual
Group Mutual Funds)                         Fund Select Group)

One Group Health            MERGES WITH     JPMorgan Global
Sciences Fund                AND INTO       Healthcare Fund (a
(a series of One                            series of J.P. Morgan
Group Mutual Funds)                         Series Trust)

ACQUIRED FUNDS                              ACQUIRING FUNDS
One Group                   MERGES WITH     JPMorgan Prime
Institutional Prime          AND INTO       Money Market
Money Market Fund                           Fund (a series of
(a series of One                            J.P. Morgan Mutual
Group Mutual Funds)                         Fund Trust)

One Group                   MERGES WITH     JPMorgan
Intermediate Tax-            AND INTO       Intermediate Tax Free
Free Bond Fund (a                           Income Fund (a series
series of One Group                         of J.P. Morgan
Mutual Funds)                               Mutual Fund Select Trust)

One Group Treasury          MERGES WITH     JPMorgan 100%
Only Money Market            AND INTO       U.S. Treasury
Fund (a series of                           Securities Money
One Group Mutual                            Market Fund (a series
Funds)                                      of J.P. Morgan Mutual
                                            Fund Trust)



Each of the individual merger transactions above is subject to the approval of shareholders of the Acquired Fund at a shareholder meeting scheduled to be held on January 20, 2005. Each of the mergers listed above, if approved by shareholders, is expected to close on February 18, 2005, or such later date as the parties to each such transaction shall agree.

In the case of each merger listed above, if such merger is approved by the shareholders of the Acquired Fund, each Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of the net assets of each Acquired Fund being transferred. Following the transfer, each shareholder of the Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of that shareholder's Acquired Fund shares. The closing of each merger will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed merger will qualify as a tax-free reorganization for federal income tax purposes.

- REDOMICILIATION AS A DELAWARE STATUTORY TRUST: On August 12, 2004, the Board of One Group Mutual Funds approved the reorganization and redomiciliation of One Group Mutual Funds into a Delaware statutory trust to be known as JPMorgan Trust II. On August 19, 2004, the Boards of the JPMorgan Funds approved the reorganization and redomiciliation of the JPMorgan Funds into a Delaware statutory trust to be known as JPMorgan Trust I. Each of these Board approvals is subject to the approval of the reorganization and redomiciliation transaction by shareholders of the affected Funds at shareholder meetings scheduled to be held on January 20, 2005. If approved, the reorganization and redomiciliation transactions are expected to close on or about February 19, 2005.

- ELECTION OF A SINGLE BOARD OF TRUSTEES: At the meeting of shareholders of One Group Mutual Funds and the JPMorgan Funds scheduled to be held on January 20, 2005, shareholders of both One Group Mutual Funds and the JPMorgan Funds will be asked to elect a 13-member Board of Trustees comprised of five of the current seven members of the Board of One Group Mutual Funds and eight of the current 10 members of the Boards of the JPMorgan Funds. If elected by shareholders of One Group Mutual Funds and shareholders of the JPMorgan Funds, this 13-member Board of Trustees will take office effective February 19, 2005 and will oversee all of One Group Mutual Funds and the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be asked to amend the Declaration of Trust of One Group Mutual Funds to allow for a Board with more than 10 members.

- FUNDAMENTAL INVESTMENT POLICIES AND/OR RESTRICTIONS: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the respective Boards of the JPMorgan Funds voted to recommend that shareholders of the Funds approve the amendment of certain of the Funds' fundamental investment policies and/or restrictions. The Board of Trustees of One Group Mutual Funds also voted to recommend the elimination of certain fundamental investment restrictions that are not required by the Investment Company Act of 1940, as amended (1940 Act). The proposed changes in the Funds' fundamental investment policies and/or restrictions are intended to simplify, streamline and standardize certain fundamental investment policies and/or restrictions of the Funds that are required under the 1940 Act, while at the same time providing added flexibility to respond to future legal, regulatory, market or technical changes. Although the proposed changes in certain fundamental investment policies and/or restrictions of some or all of the Funds will allow the affected Funds greater flexibility to respond to future investment opportunities, BOIA and JPMIM have indicated to the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds, respectively, that they do not anticipate that the changes, either individually or in the aggregate, will result in any material change in the level of investment risk associated with investing in the affected Funds or the manner in which the affected Funds are managed. Shareholders of the affected Funds will be asked to vote on these proposals at shareholder meetings scheduled to be held January 20, 2005.

- COMMON SERVICE PROVIDERS: By February 19, 2005, One Group Mutual Funds and the JPMorgan Funds will have the same administrator, distributor, shareholder servicing agent, transfer and dividend distribution agent, custodian and fund accounting agent. This will mean certain new service providers for both One Group Mutual Funds and the JPMorgan Funds.

  - INVESTMENT ADVICE. As mentioned above, each Fund will continue to contract for investment advisory services from its current investment adviser, as described in the current prospectus, except that JPMIM will serve as investment advisor to the One Group International Equity Index Fund if a new Investment Advisory Agreement with JPMIM is approved by the shareholders of the One Group International Equity Index Fund.

  - ADMINISTRATION. One Group Mutual Funds will continue to have its current administrator, OGA, as its administrator. The JPMorgan Funds will change their administrator to OGA effective February 19, 2005. The new fee rate for most equity and fixed income funds, which is the same as the fee rate currently in place for the equity and fixed income JPMorgan Funds, will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the series of One Group Mutual Funds and JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the 1940 Act (Money Market Funds)); and 0.075% of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the Money Market Funds) over $25 billion. The new fee rate for Money Market Funds, which is the same as the fee rate in place currently for the JPMorgan Funds that are Money Market Funds, will be computed daily and paid monthly, at an annual rate of 0.10% on the first $100 billion of the average daily net assets of the Money Market Funds and 0.05% of the average daily net assets of the Money Market Funds over $100 billion. The fee rates for the One Group Investor Funds, the JPMorgan Growth and Income Fund, the JPMorgan Select Growth and Income Fund and the Growth and Income Portfolio will remain the same. All shareholders servicing and fund accounting activities currently provided under the Management and Administration Agreement with OGA will be removed from that Agreement and instead will be put into separate agreements with other service providers as described below.

  - DISTRIBUTION. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the continuation of One Group Dealer Services, Inc., as the distributor of One Group Mutual Funds, following the integration transactions. On August 19, 2004, the Board of the JPMorgan Funds approved the appointment of One Group Dealer Services, Inc. as distributor of the JPMorgan Funds effective February 19, 2005.

  - SHAREHOLDER SERVICING. Beginning February 19, 2005, One Group Dealer Services, Inc. will begin providing certain shareholder services to One Group Mutual Funds and the JPMorgan Funds under separate Shareholder Servicing Agreements with the Funds. Most of the shareholder servicing activities that will be provided under the Shareholder Servicing Agreement with One Group Dealer Services, Inc. are currently provided to One Group Mutual Funds under the shareholder servicing portion of the Distribution and Shareholder Services Plans, provided such services are not distribution-related, under Shareholder Servicing Plans, or under the Management and Administration Agreement with OGA. For the JPMorgan Funds, the Shareholder Servicing Agreement with One Group Dealer Services, Inc. will replace the existing shareholder servicing agreements that are currently in place with JPMorgan Chase Bank, an affiliate of One Group Dealer Services, Inc. Under the Shareholder Servicing Agreements, One Group Dealer Services, Inc. will receive a fee at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares. One Group Dealer Services, Inc. will enter into shareholder servicing contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which One Group Dealer Services, Inc. will pay all or a portion of the annual fee to such financial intermediaries for performing such services.

  - TRANSFER AGENCY. On August 12, 2004, the Board of One Group Mutual Funds approved an agreement with Boston Financial Data Services, Inc. (BFDS) to act as the Funds' transfer and dividend distribution agent. On August 19, 2004, the Boards of the JPMorgan Funds also approved an agreement with BFDS to act as the Funds' transfer and dividend distribution agent following the integration transactions. The transition to BFDS from the Funds' current transfer and dividend distribution agents, State Street Bank and Trust Company in the case of One Group Mutual Funds and DST Systems, Inc. in the case of the JPMorgan Funds, each an affiliate of BFDS, is expected to be completed February 2005. Shareholders should not experience any differences in the level or quality of services received as a result of this transition.

  - CUSTODY. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved an agreement with JPMorgan Chase Bank, an affiliate of BOIA, JPMIM, OGA and the Distributor to act as the Funds' custodian. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the cus todian for the JPMorgan Funds following the integration transactions. The transition to JPMorgan Chase Bank from State Street Bank and Trust Company, the current custodian for One Group Mutual Funds, is expected to be completed in December 2004. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

  - SECURITIES LENDING. Currently, Bank One Trust Company, N.A. serves as sub-custodian for One Group Mutual Funds in connection with their securities lending activities and receives a fee for those services. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds. JPMorgan Chase Bank will continue as the securities lending agent for the JPMorgan Funds following the integration transaction. The transition from Bank One Trust Company, N.A. to JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds is expected to begin in October 2004 and be completed in December 2004. Both Bank One Trust Company, N.A. and JPMorgan Chase Bank are affiliates of BOIA, JPMIM, OGA and the Distributor. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

  - FUND ACCOUNTING. Currently, fund accounting services for One Group Mutual Funds are provided by OGA under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the transition of the fund accounting services to JPMorgan Chase Bank, effective February 19, 2005. As a result of this appointment, effective February 19, 2005, the fund accounting fees will be charged directly to the One Group Funds. Shareholders of One Group Mutual Funds should not experience any differences in the level or quality of services received as a result of this transition. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the fund accounting agent for the JPMorgan Funds.

- COMMON METHODS OF DOING BUSINESS WITH THE FUNDS: As a result of the changes in service providers, by February 19, 2005, there will be no difference between the way shareholders do business with One Group Mutual Funds and the way shareholders do business with the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be able to exchange their shares of One Group Mutual Funds for shares of JPMorgan Funds, subject to generally applicable restrictions, and shareholders of JPMorgan Funds will have the same exchange privileges. In addition, shareholders of One Group Mutual Funds will be able to count purchases of JPMorgan Fund shares, and shareholders of the JPMorgan Funds will be able to count purchases of One Group Mutual Funds shares, toward fulfillment of letters of intent or statements of intention and toward the right of accumulation or cumulative quantity discount to the same extent that they can currently count purchases of shares of One Group Mutual Funds or the JPMorgan Funds, respectively. Shares of the JPMorgan Funds and One Group Mutual Funds count under letters of intent and statements of intention for both the One Group Mutual Funds and the JPMorgan Funds.

- REDEMPTION FEES: The Board of Trustees of One Group Mutual Funds approved the elimination of the 2% redemption fee on the One Group Market Neutral Fund effective for sales of shares after October 28, 2004. For sales of shares of One Group Market Neutral Fund prior to October 28, 2004, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

  For shares of the following One Group Funds, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to the exceptions noted in the applicable prospectuses: One Group Diversified International Fund, One Group Health Sciences Fund, One Group High Yield Bond Fund, One Group International Equity Index Fund and One Group Technology Fund. With respect to purchases of shares of those Funds prior to October 28, 2004, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

  On August 19, 2004, the Boards of certain of the JPMorgan Funds approved the imposition of a redemption fee on shares of certain Funds purchased after February 18, 2005. For shares of the JPMorgan Funds listed below purchased after February 18, 2005, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to certain exceptions which will be noted in the applicable prospectuses.

  JPMorgan Fleming Asia Equity Fund

  JPMorgan Fleming Emerging Markets Debt Fund

  JPMorgan Fleming Emerging Markets Equity Fund

  JPMorgan Fleming International Equity Fund

  JPMorgan Fleming International Growth Fund

  JPMorgan Fleming International Opportunities Fund

  JPMorgan Fleming International Small Cap Equity Fund

  JPMorgan Fleming International Value Fund

  JPMorgan Fleming Intrepid European Fund

  JPMorgan Fleming Japan Fund

  JPMorgan Fleming Tax Aware International Opportunities Fund

  JPMorgan Global 50 Fund

  JPMorgan Global Healthcare Fund

  JPMorgan Global Strategic Income Fund

FEES AND EXPENSES
EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE BELOW. THE INFORMATION IS BASED ON ESTIMATED AMOUNTS FOR THE PERIOD COMMENCING ON FEBRUARY 19, 2005 AND ENDING ON DECEMBER 31, 2006.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



                                                            ENHANCED INCOME FUND
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.25
DISTRIBUTION (RULE 12b-1) FEES                                              None
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (    )

NET EXPENSES(2)                                                             0.40



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.40% of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                                 1 YEAR   3 YEARS   5 YEARS  10 YEARS
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of OGDS, OGA and BOIA, the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. OGDS and OGA became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including OGDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., OGDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

JPMORGAN INCOME FUNDS

                                    /X/ Permitted
                                    / / Not permitted

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                                                       ENHANCED
                                            RELATED TYPES OF RISK                       INCOME
------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a      credit, interest rate, market,                /X/
stream of payments from specific assets,    prepayment
such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates    credit, currency, liquidity, political        /X/(1)
of deposit, time deposits and bankers'
acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER Unsecured short term       credit, currency, interest rate,              /X/(1)
debt issued by domestic and foreign         liquidity, market, political
banks or corporations. These securities
are usually discounted and are rated by
S&P, Moody's or other nationally
recognized statistical rating
organizations.

CONVERTIBLE SECURITIES Domestic and         credit, currency, interest rate,              /X/(1)
foreign debt securities that can be         liquidity, market, political,
converted into equity securities at a       valuation
future time and price.

CORPORATE BONDS Debt securities of          credit, currency, interest rate,              /X/(1)
domestic and foreign industrial,            liquidity, market, political,
utility, banking and other financial        valuation
institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt     credit, environmental, extension,             /X/
instrument which gives the lender a lien    interest rate, liquidity, market,
on property as security for the loan        natural event, political, prepayment,
payment.                                    valuation

MORTGAGE-BACKED SECURITIES Domestic and     credit, currency, extension, interest         /X/(1)
foreign securities (such as Federal Home    rate, leverage, market, political,
Loan Banks, Freddie Macs, Fannie Maes)      prepayment
which represent interests in pools of
mortgages, whereby the principal and
interest paid every month is passed
through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of           currency, extension, interest rate,           /X/(1),(2)
domestic and foreign mortgage-backed        leverage, liquidity, market,
securities with the promise to purchase     political, prepayment
similar securities at a later date.
Segregated liquid assets are used to
offset leverage risk.

PARTICIPATION INTERESTS Interests that      credit, currency, extension, interest         /X/
represent a share of bank debt or           rate, liquidity, political, prepayment
similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other           credit, interest rate, liquidity,             /X/
investments that are sold directly to an    market, valuation
institutional investor.

REITs AND OTHER REAL-ESTATE RELATED         credit, interest rate, liquidity,             /X/
INSTRUMENTS Securities of issuers that      market, natural event, prepayment,
invest in real estate or are secured by     valuation
real estate.

REPURCHASE AGREEMENTS Contracts whereby     credit                                        /X/
the Fund agrees to purchase a security
and resell it to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts     credit, leverage                              /X/(2)
whereby the Fund sells a security and
agrees to repurchase it from the buyer
on a particular date and at a specific
price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF     credit, currency, interest rate,              /X/(1)
SUPRANATIONAL ORGANIZATIONS Dollar- or      market, political
non-dollar-denominated securities issued
by foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS Contractual agreement whereby a       credit, currency, interest rate,              /X/
party agrees to exchange periodic           leverage, market, political, valuation
payments with a counterparty. Segregated
liquid assets are used to offset
leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES             credit, interest rate, market, natural        /X/
Securities, generally issued as general     event, political
obligation and revenue bonds, whose
interest is exempt from federal taxation
and state and/or local taxes in the
state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt             interest rate                                 /X/
instruments (Treasury bills, notes and
bonds) guaranteed by the U.S. government
for the timely payment of principal and
interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED       credit, currency, interest rate,              /X/(1)
PAYMENT SECURITIES Domestic and foreign     liquidity, market, political,
securities offering non-cash or             valuation
delayed-cash payment. Their prices are
typically more volatile than those of
some other debt instruments and involve
certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND.

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUND
This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                    POTENTIAL REWARDS                  AND REWARD
MARKET CONDITIONS

- The Fund's share price,          - Bonds have generally             - Under normal circumstances
  yield and total return will        outperformed money market          the Fund plans to remain
  fluctuate in response to           investments over the long          fully invested in bonds and
  bond market movements              term, with less risk than          other fixed income
                                     stocks                             securities and may invest
                                                                        uninvested cash in
- The value of most bonds will     - Most bonds will rise in            affiliated money market
  fall when interest rates           value when interest rates          funds
  rise; the longer a bond's          fall
  maturity and the lower its                                          - Bond investments may include
  credit quality, the more its     - Mortgage-backed and                U.S. and foreign corporate
  value typically falls              asset-backed securities and        and government bonds,
                                     direct mortgages can offer         mortgage-backed and asset-
- Adverse market conditions          attractive returns                 backed securities,
  may from time to time cause                                           convertible securities,
  the Fund to take temporary                                            participation interests and
  defensive positions that are                                          private placements
  inconsistent with its
  principal investment                                                - The Fund seeks to limit risk
  strategies and may hinder                                             and enhance total return or
  a Fund from achieving its                                             yields through careful
  investment objective                                                  management, sector
                                                                        allocation, individual
- Mortgage-backed and                                                   securities selection and
  asset-backed securities                                               duration management
  (securities representing an
  interest in, or secured by,                                         - During severe market
  a pool of mortgages or other                                          downturns, the Fund has the
  assets such as receivables)                                           option of investing up to
  and direct mortgages could                                            100% of assets in high
  generate capital losses or                                            quality short-term
  periods of low yields if                                              instruments
  they are paid off
  substantially earlier or                                            - The adviser monitors
  later than anticipated                                                interest rate trends, as
                                                                        well as geographic and
                                                                        demographic information
                                                                        related to mortgage-backed
                                                                        securities and mortgage
                                                                        prepayments

CREDIT QUALITY

- The default of an issuer         - Investment-grade bonds have      - The Fund maintains its own
  would leave the Fund with          a lower risk of default            policies for balancing
  unpaid interest or principal                                          credit quality against
                                   - Junk bonds offer higher            potential yields and gains
- Junk bonds (those rated            yields and higher potential        in light of its investment
  BB, or lower) have a               gains                              goals
  higher risk of default, tend
  to be less liquid and may be                                        - The adviser develops its own
  more difficult to value                                               ratings of unrated
                                                                        securities and makes a
                                                                        credit quality determination
                                                                        for unrated securities

                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                    POTENTIAL REWARDS                  AND REWARD
FOREIGN INVESTMENTS

- The Fund could lose money        - Foreign bonds, which             - Foreign bonds may be a
  because of foreign                 represent a major portion of       significant investment for
  government actions,                the world's fixed income           the Fund
  political instability or           securities, offer attractive
  lack of adequate and               potential performance and        - To the extent that the Fund
  accurate information               opportunities for                  invests in foreign bonds, it
                                     diversification                    may manage the currency
- Currency exchange rate                                                exposure of its foreign
  movements could reduce gains     - Favorable exchange rate            investments relative to its
  or create losses                   movements could generate           benchmark, and may hedge a
                                     gains or reduce losses             portion of its foreign
- Currency and investment                                               currency exposure into the
  risks tend to be higher in       - Emerging markets can offer         U.S. dollar from time to
  emerging markets; these            higher returns                     time (see also
  markets also present higher                                           "Derivatives"); these
  liquidity and valuation                                               currency management
  risks                                                                 techniques may not be
                                                                        available for certain
                                                                        emerging markets investments

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When the Fund buys               - The Fund can take advantage      - The Fund segregates liquid
  securities before issue or         of attractive transaction          assets to offset leverage
  for delayed delivery, it           opportunities                      risks
  could be exposed to leverage
  risk if it does not
  segregate liquid assets

MANAGEMENT CHOICES

- The Fund could underperform      - The Fund could outperform        - The adviser focuses its
  its benchmark due to its           its benchmark due to these         active management on those
  sector, securities or              same choices                       areas where it believes its
  duration choices                                                      commitment to research can
                                                                        most enhance returns and
                                                                        manage risks in a consistent
                                                                        way

                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                    POTENTIAL REWARDS                  AND REWARD
DERIVATIVES

- Derivatives such as futures,     - Hedges that correlate well       - The Fund uses derivatives,
  options, swaps and forward         with underlying positions          such as futures, options,
  foreign currency contracts(1)      can reduce or eliminate            swaps and forward foreign
  that are used for hedging          losses at low cost                 currency contracts for
  the portfolio or specific                                             hedging and for risk
  securities may not fully         - The Fund could make money          management (i.e., to adjust
  offset the underlying              and protect against losses         duration or yield curve
  positions and this could           if management's analysis           exposure or to establish or
  result in losses to the Fund       proves correct                     adjust exposure to
  that would not have                                                   particular securities,
  otherwise occurred               - Derivatives that involve           markets or currencies); risk
                                     leverage could generate            management may include
- Derivatives used for risk          substantial gains at low           management of a Fund's
  management may not have the        cost                               exposure relative to its
  intended effects and may                                              benchmark
  result in losses or missed
  opportunities                                                       - The Fund only establishes
                                                                        hedges that it expects will
- The counterparty to a                                                 be highly correlated with
  derivatives contract could                                            underlying positions
  default
                                                                      - While the Fund may use
- Certain types of derivatives                                          derivatives that
  involve costs to the Funds                                            incidentally involve
  which can reduce returns                                              leverage, it does not use
                                                                        them for the specific
- Derivatives that involve                                              purpose of leveraging its
  leverage could magnify                                                portfolio
  losses

- Derivatives used for
  non-hedging purposes could
  cause losses that exceed the
  original investment

- Derivatives may, for tax
  purposes, affect the
  character of gain and loss
  realized by a Fund,
  accelerate recognition of
  income to a Fund, affect
  the holding period of a
  Fund's assets and defer
  recognition of certain of
  a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                    POTENTIAL REWARDS                  AND REWARD
SECURITIES LENDING

- When the Fund lends a            - The Fund may enhance income      - The adviser maintains a list
  security, there is a risk          through the investment of          of approved borrowers
  that the loaned securities         the collateral received from
  may not be returned if the         the borrower                     - The Fund receives collateral
  borrower or the lending                                               equal to at least 100% of
  agent defaults                                                        the current value of
                                                                        securities loaned plus
- The collateral will be                                                accrued interest
  subject to the risks of the
  securities in which it is                                           - The lending agents indemnify
  invested                                                              the Fund against borrower
                                                                        default

                                                                      - The adviser's collateral
                                                                        investment guidelines limit
                                                                        the quality and duration of
                                                                        collateral investment to
                                                                        minimize losses

                                                                      - Upon recall, the borrower
                                                                        must return the securities
                                                                        loaned within the normal
                                                                        settlement period

ILLIQUID HOLDINGS

- The Fund could have              - These holdings may offer         - The Fund may not invest more
  difficulty valuing these           more attractive yields or          than 15% of net assets in
  holdings precisely                 potential growth than              illiquid holdings
                                     comparable widely traded
- The Fund could be unable to        securities                       - To maintain adequate
  sell these holdings at the                                            liquidity to meet
  time or price desired                                                 redemptions, the Fund may
                                                                        hold high quality short-term
                                                                        instruments (including
                                                                        repurchase agreements) and,
                                                                        for temporary or
                                                                        extraordinary purposes, may
                                                                        borrow from banks up to
                                                                        33 1/3% of the value of its
                                                                        total assets or draw on a
                                                                        line of credit

SHORT-TERM TRADING

- Increased trading would          - The Fund could realize gains     - The Fund may use short-term
  raise the Fund's transaction       in a short period of time          trading to take advantage of
  costs                                                                 attractive or unexpected
                                   - The Fund could protect             opportunities or to meet
- Increased short-term capital       against losses if a bond is        demands generated by
  gains distributions would          overvalued and its value           shareholder activity
  raise shareholders' income         later falls
  tax liability

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


If you buy shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.


The Fund's Investment Company Act File No. is 811-07795



(C) J.P. Morgan Chase & Co. All Rights Reserved. December 2004

PR-EIS-

JPMORGAN FUNDS


PROSPECTUS DECEMBER 27 2004


[GRAPHIC]

JPMORGAN TAX FREE FUNDS

CLASS A, CLASS B AND CLASS C SHARES

CALIFORNIA BOND FUND (CLASS A)

INTERMEDIATE TAX FREE INCOME FUND

NEW JERSEY TAX FREE INCOME FUND (CLASS A AND CLASS B)

NEW YORK INTERMEDIATE TAX FREE INCOME FUND

TAX FREE INCOME FUND (CLASS A AND CLASS B)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


California Bond Fund                                                           1

Intermediate Tax Free Income Fund                                              7

New Jersey Tax Free Income Fund                                               12

New York Intermediate Tax Free Income Fund                                    17

Tax Free Income Fund                                                          23

The Funds' Management and Administration                                      28

How to Do Business with the Funds                                             30

    Purchasing Fund Shares                                                    30

    Sales Charges                                                             34

    Rule 12b-1 Fees                                                           40

    Shareholder Servicing Fees                                                40

    Exchanging Fund Shares                                                    40

    Redeeming Fund Shares                                                     41

Shareholder Information                                                       44

    Distributions and Taxes                                                   44

    Availability of Proxy Voting Record                                       45

    Portfolio Holdings Disclosure                                             45

Future Changes to Certain Information Concerning the Funds                    46

Investments                                                                   62

Risk and Reward Elements                                                      64

Financial Highlights                                                          68

How To Reach Us                                                       BACK COVER

JPMORGAN CALIFORNIA BOND FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the fund's investments and main risks, as well as Fund Strategies, please see pages .


THE FUND'S OBJECTIVE
The Fund seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund seeks investments that also provide high current income. Municipal securities in which the Fund can invest include those issued by the State of California, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. Because the Fund's objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.


The Fund's securities may be of any maturity, but under normal circumstances the Fund's duration will generally range between three and seven years, similar to that of the Lehman California Competitive Intermediate Bond Index (1-17) (also known as the Lehman 1-17 Year California Municipal Bond Index) (which currently has a duration of 5.42 years).

At least 90% of the Fund's total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch). The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.


There may be times when there are not enough municipal securities available to meet the Fund's needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund's share price and total return will vary in response to changes in interest rates. How the Fund's performance compares to that of similar funds will depend on the success of the investment process. Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. Consult your tax advisor for more information.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls or regulations that do not match U.S. standards.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

- want an income that is exempt from federal, state, and local (if applicable) personal income taxes in California

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year, five years and life of the Fund. It compares that performance to the Lehman California Competitive Intermediate Bond Index (1-17), a broad-based securities market index, and the Lipper California Municipal Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1997              7.61%
1998              5.48%
1999             -0.78%
2000             10.14%
2001              4.43%
2002              7.79%
2003              3.57%

BEST QUARTER 3rd quarter, 2002                 4.45%
WORST QUARTER 2nd quarter, 1999               -2.02%


The Fund's Class A year-to-date total return as of 9/30/04 was 2.14%.


* The performance in the table for the period before the Class A Shares were launched on 9/10/01 and the performance in the bar chart prior to 1/1/02 are based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The Fund commenced operations as of 12/23/96. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                               PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
--------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                  (1.08)          4.00           4.75

Return After Taxes on Distributions                                  (1.50)          3.87           4.64

Return After Taxes on Distributions and Sale of Fund Shares           0.88           3.94           4.60

LEHMAN CALIFORNIA COMPETITIVE INTERMEDIATE BOND INDEX (1-17)^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   4.30           5.36           5.91

LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     4.56           4.86           5.68


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) The Fund commenced operations on 12/23/96. Performance for the benchmark is from 12/31/96.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of the Class A Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                  CLASS A SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                           4.50

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                           NONE**

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


                                                                  CLASS A SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.30

DISTRIBUTION (RULE 12b-1) FEES                                              0.25

SHAREHOLDER SERVICE FEES                                                    0.25

OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                   (   )

NET EXPENSES(2)                                                             0.60


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Class A Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.60% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.60% of its average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)


*    Assumes sales charge is deducted when shares are purchased.

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages .


THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment-grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds, but generally less than that of stock funds

-  want an investment that pays monthly dividends

-  want an income that is exempt from federal personal income taxes

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994          -3.96%
1995          14.39%
1996           3.76%
1997           8.21%
1998           6.56%
1999          -0.55%
2000           8.56%
2001           4.82%
2002           9.23%
2003           4.05%

BEST QUARTER 1st quarter, 1995              5.92%
WORST QUARTER 1st quarter, 1994            -3.52%


The Fund's year-to-date total return as of 9/30/04 was 2.76%.

* The performance in the table for the period before the Class A Shares were launched on 12/31/03 and the performance in the bar chart prior to 1/1/04 are based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During these periods the actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares. The performance for the period before Select Class Shares were launched on 1/1/97 is based on the performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's Select Class Shares expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.


(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
----------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                   (0.67)          4.20            4.90

Return After Taxes On Distribution                                    (0.82)          4.09             N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares            0.92           4.13             N/A(1)

CLASS B SHARES

Return Before Taxes                                                   (0.93)          4.83            5.39

CLASS C SHARES

Return Before Taxes                                                    3.06           5.16            5.39

LEHMAN COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    4.85           5.69            5.80

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      4.36           4.90            5.01


After-tax returns are shown for only the Class A Shares, and not other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.


^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of the Class A, Class B and Class C Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                              CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                     4.50               NONE             NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS               NONE**             5.00             1.00

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)



                                                              CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                         0.30             0.30             0.30

DISTRIBUTION (RULE 12b-1) FEES                                          0.25             0.75             0.75

SHAREHOLDER SERVICE FEES                                                0.25             0.25             0.25

OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                               (   )            (   )            (   )

NET EXPENSES(2)                                                         0.75             1.50             1.50



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75%, 1.50% and 1.50%, respectively, of their average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75%, 1.50% and 1.50%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------------
CLASS A SHARES* ($)

CLASS B SHARES** ($)                                                              ***

CLASS C SHARES** ($)


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------------
CLASS A SHARES ($)

CLASS B SHARES ($)                                                                ***

CLASS C SHARES ($)


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN NEW JERSEY TAX FREE FUNDS INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages .


THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from the New Jersey gross income tax, that state's personal income tax. It also seeks to protect the value of your investment.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes, exempt from New Jersey personal income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New Jersey personal income taxes. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on the market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in the State of New Jersey and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New Jersey personal income taxes. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

- want an income that is exempt from federal, state, and local (if applicable) personal income taxes in New Jersey

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past one year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities market index, and the Lipper New Jersey Municipal Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994             -2.38%
1995             11.72%
1996              3.16%
1997              7.66%
1998              6.20%
1999             -1.93%
2000             11.46%
2001              4.21%
2002              9.50%
2003              4.15%

BEST QUARTER 4th quarter, 2000              4.96%
WORST QUARTER 1st quarter, 1994            -2.60%


The Fund's year-to-date total return as of 9/30/0 4 was 2.21%.

* The performance in the table for the period before Class A and Class B Shares were launched on 3/28/02 and the performance in the bar chart prior to 1/1/03 are based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class A and Class B Shares would have been lower than the performance shown because Class A and Class B Shares have higher expenses than Select Class Shares.


     The performance of the Fund before 1/1/97 is based on the historical performance of one of the common trust funds maintained by a predecessor of JPMorgan Chase Bank and whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.


(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                               PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
---------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                  (0.50)          4.41            4.78

Return After Taxes on Distributions                                  (1.06)          4.09             N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares           1.24           4.21             N/A(1)

CLASS B SHARES

Return Before Taxes                                                  (1.06)          4.81            5.15

LEHMAN COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   4.85           5.69            5.80

LIPPER NEW JERSEY MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     4.93           4.80            5.05



The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.


^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The expenses of the Class A and Class B Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                    CLASS A SHARES   CLASS B SHARES
---------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                           4.50               NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                           NONE**             5.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)


                                                                    CLASS A SHARES   CLASS B SHARES
---------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                               0.30             0.30

DISTRIBUTION (RULE 12b-1) FEES                                                0.25             0.75

SHAREHOLDER SERVICE FEES                                                      0.25             0.25

OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES

FEE WAIVER AND EXPENSE REIMBURSEMENTS(2)                                      (   )            (   )

NET EXPENSES(2)                                                               1.00             1.50


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Class A and Class B Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% and 1.50%, respectively, of their average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A and Class B Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% and 1.50%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06 and 2.00% and 2.50%, respectively, thereafter through 12/31/14.


This example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR    3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------
CLASS A SHARES* ($)

CLASS B SHARES** ($)                                                             ***


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR    3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------
CLASS A SHARES ($)

CLASS B SHARES ($)                                                               ***


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.


*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages .


THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in New York State and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.


The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.


Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

- want an income that is exempt from federal, state, and local (if applicable) personal income taxes in New York

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman NY Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities market index, and the Lipper New York Intermediate Municipal Debt Funds Average, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994             -5.81%
1995             15.42%
1996              3.06%
1997              8.46%
1998              6.45%
1999             -1.41%
2000              9.93%
2001              4.15%
2002              8.76%
2003              4.15%

BEST QUARTER 1st quarter, 1995              5.82%
WORST QUARTER 1st quarter, 1994            -4.27%


The Fund's Class A year-to-date total return as of 9/30/04 was 1.90%.

* The performance in the table before Class A and Class B Shares were launched on 2/16/01 and the performance in the bar chart prior to 1/1/02 are based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The performance for the period before Class C Shares were launched on 1/31/03 are based on the performance of the Class B Shares. During these periods, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares. The performance of the Fund prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.


(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                    (0.50)           4.06             4.67

Return After Taxes on Distributions                                    (0.75)           3.99              N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares             1.09            4.02              N/A(1)

CLASS B SHARES

Return Before Taxes                                                    (1.64)           4.19             4.91

CLASS C SHARES

Return Before Taxes                                                     2.18            4.49             4.89

LEHMAN NY COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                    4.94            5.66             5.98

LIPPER NEW YORK INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE
(REFLECTS NO DEDUCTION FOR TAXES)                                       3.94            4.89             4.87


The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of the Class A, Class B and Class C Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                             CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                    4.50                NONE             NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS              NONE**              5.00             1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                             CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                        0.30              0.30             0.30

DISTRIBUTION (RULE 12b-1) FEES                                         0.25              0.75             0.75

SHAREHOLDER SERVICE FEES                                               0.25              0.25             0.25

OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (   )             (   )            (   )

NET EXPENSES(2)                                                        0.75              1.55             1.55


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75%, 1.55% and 1.55% respectively, of their average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75%, 1.55% and 1.55%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS". In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------
CLASS A SHARES* ($)

CLASS B SHARES** ($)                                                             ***

CLASS C SHARES** ($)


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR    3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------
CLASS A SHARES ($)

CLASS B SHARES ($)                                                               ***

CLASS C SHARES ($)


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN TAX FREE INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages .


THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund invests in securities that are rated as investment-grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals.

To temporarily defend the value of its assets, the Fund may exceed this limit.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

If a municipality gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

-  want an income that is exempt from federal and personal income taxes

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Municipal Bond Index, a broad-based securities index, and the Lipper General Municipal Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures for Class B Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994             -3.88%
1995             14.44%
1996              4.09%
1997              9.11%
1998              6.49%
1999             -3.26%
2000             11.68%
2001              3.79%
2002              9.58%
2003              4.30%

BEST QUARTER 1st quarter, 1995             5.69%
WORST QUARTER 1st quarter, 1994           -3.29%


The Fund's year-to-date total return as of 9/30/0 4 was 2.93%.

* The performance in the table for the period before Class A and Class B Shares were launched on 2/16/01 and the performance in the bar chart prior to 1/1/02 are based on the historical performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. The performance of the Fund before to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.


(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                               PAST 1 YEAR   PAST 5 YEARS     PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                  (0.34)          4.15            5.01
Return After Taxes on Distributions                                  (0.62)          4.04             N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares           1.30           4.13             N/A(1)

CLASS B SHARES
Return Before Taxes                                                  (1.40)          4.28            5.25

LEHMAN MUNICIPAL BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   5.32           5.83            6.03

LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     5.33           4.89            5.30



The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


  *  See footnote from previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

  ^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES


The expenses of the Class A and Class B Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                           CLASS A SHARES  CLASS B SHARES
---------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                    4.50            NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                    NONE**          5.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)


                                                                           CLASS A SHARES  CLASS B SHARES
---------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                      0.30            0.30
DISTRIBUTION (RULE 12b-1) FEES                                                       0.25            0.75
SHAREHOLDER SERVICE FEES                                                             0.25            0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                            (   )           (   )

NET EXPENSES(2)                                                                      0.75            1.64


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Class A and Class B Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% and 1.64%, respectively, of their average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A and Class B Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% and 1.64%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)

CLASS B SHARES** ($)                                                                                      ***


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES ($)

CLASS B SHARES ($)                                                                                        ***


  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares into Class A Shares after they have been owned for eight years.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The California Bond Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The Intermediate Tax Free Income Fund, New York Intermediate Tax Free Income Fund, New Jersey Tax Free Income Fund and Tax Free Income Fund are series of J.P. Morgan Mutual Fund Select Trust which is a Massachusetts business trust. The trusts are both governed by the same trustees. The trustees are responsible for overseeing all business activities. Certain changes to the organization of these trusts are being proposed for shareholder approval. For information about these proposed changes, see "Future Changes to Certain Information Concerning the Funds" below.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-348-4782 to obtain more information concerning all of the Funds' share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                             %
----------------------------------------------------
CALIFORNIA BOND FUND                            0.30

INTERMEDIATE TAX FREE INCOME FUND               0.30

NEW JERSEY TAX FREE INCOME FUND                 0.30

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND                                     0.30

TAX FREE INCOME FUND                            0.30


PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM.


FUND MANAGER COMPENSATION
All of the portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Funds they help manage.


THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

Through February 18, 2005, JPMorgan Chase Bank, NA (JPMorgan Chase Bank) will provide administrative services and oversee each Fund's other service providers. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' administrator and will provide administrative services and oversee each Fund's other service providers. The Funds' administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.


Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' shareholder servicing agent. For more information regarding the transitions of the administrator and the shareholder servicing agent, read "Future Changes to Certain Information Concerning the Funds" below.


THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (Distributor) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the distributor for the Funds.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee and the payments made by the Distributor pursuant to the Funds' 12b-1 Plans, any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

HOW TO DO BUSINESS WITH THE FUNDS


PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your investment representative (Financial Intermediary). Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will typically be held for you by the Financial Intermediary; and

- Directly from the Funds through the JPMorgan Funds Service Center.

WHO CAN BUY SHARES?
Class A, Class B and Class C Shares may be purchased by the general public.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only, purchase orders accepted by a Fund or an authorized agent of a Fund before 4:00 p.m. Eastern Time (ET) will be effective that day. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by a Fund or an authorized agent of a Fund after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership are electronically recorded. Therefore, certificates will not be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund (Short-Term Bond Funds) and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?
This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You may be eligible to reduce your sales charges by using the Cumulative Quantity Discount, Statement of Intention, group sales plan or employee benefit plan.

Generally, there is no contingent deferred sales charge except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

CLASS B SHARES
You will not pay a sales charge at the time of purchase.

A contingent deferred sales charge will apply on shares of the Fund sold within six years (measured from the first day of the month in which the shares were purchased). The contingent deferred sales charge may be waived for certain redemptions.

Class B Shares have higher combined distribution and services fees than Class A Shares.

Your Class B Shares automatically convert to Class A Shares after eight years (measured from the first day of the month in which the shares were purchased).

CLASS C SHARES
You will not pay a sales charge at the time of purchase.

A contingent deferred sales charge will apply on shares sold within one year of purchase (measured from the first day of the month in which the shares were purchased). The contingent deferred sales charge may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher combined distribution and service fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher combined service and distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

Class C Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class C Shares do not automatically convert to another class.

There is no maximum investment amount for Class C Shares.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution and shareholder servicing expenses.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.


MINIMUM INVESTMENTS

                              INITIAL    ADDITIONAL
TYPE OF ACCOUNT            INVESTMENT   INVESTMENTS
---------------------------------------------------
REGULAR ACCOUNT               $ 2,500         $ 100

SYSTEMATIC INVESTMENT PLAN    $ 1,000         $ 100

IRAs                          $ 1,000         $ 100

SEP-IRAs                      $ 1,000         $ 100

COVERDELL EDUCATION
SAVINGS ACCOUNT               $   500         $ 100


You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-348-4782.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

If you are purchasing shares directly from the Funds, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed, less any applicable contingent deferred sales charge. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you choose to pay by wire, please call 1-800-348-4782 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, NA
ATTN: _______________________
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

Make your check out to JPMORGAN FUNDS in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party checks" and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- How do I redeem shares?"

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. ET on the settlement date.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

If you have any questions, contact your Financial Intermediary or call 1-800-348-4782.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, NA
ATTN: _______________________
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?
Yes. If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following tables show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor and its affiliates from its or their own resources are discussed in more detail in "The Funds' Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES
The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your broker-dealer (a Financial Intermediary) and the Distributor as shown in the following tables, except if the Distributor, in its discretion, re-allows the entire amount to your broker-dealer. In those instances in which the entire amount is re-allowed, such broker-dealers may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUNDS


                                              SALES
                                             CHARGE
                                         RE-ALLOWED
                        AS %             TO DEALERS
                      OF THE       AS %     AS % OF
                    OFFERING     OF NET    OFFERING
AMOUNT OF              PRICE     AMOUNT   PRICE PER
PURCHASES          PER SHARE   INVESTED       SHARE
---------------------------------------------------
LESS
THAN $100,000           4.50       4.71        4.00

$100,000-$249,999       3.75       3.90        3.25

$250,000-$499,999       2.50       2.56        2.25

$500,000-$999,999       2.00       2.04        1.75

$1,000,000 OR MORE*     NONE       NONE            **



* There is no sales charge for investments of $1 million or more in any Fund.

** The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of 0.25% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments.

The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commisions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.60% of the next $40 million and 0.20% thereafter. The Distributor may withhold these payments with respect to short-term investments. The Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares to certain defined contribution plans. If defined contribution plans redeem all of the shares that they own on behalf of participants within 12 months of the purchase date, then the broker-dealers that have received these commissions will reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption. Any purchase of $1 million or more of Class A Shares on which a commission was paid to broker-dealers on the initial purchase will be subject to a contingent deferred sales charge (CDSC) payable by you based on the lower of the cost of the shares being redeemed or their NAV at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.

REDUCING YOUR CLASS A SALES CHARGE
The Funds permit you to reduce the initial sales charges you pay on Class A Shares by using the Cumulative Quantity Discount, a Statement of Intention, a group sales plan or an employee benefit plan. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the Funds and add non-money market funds currently advised by JPMIM in which you invest. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS THAT YOU WOULD LIKE TO HAVE ONE OR MORE FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE. IN ORDER TO VERIFY YOUR ELIGIBILITY FOR A REDUCED INITIAL SALES CHARGE, YOU SHOULD FURNISH COPIES OF RELEVANT ACCOUNT STATEMENTS FOR YOUR ACCOUNTS OF JPMORGAN FUNDS AND NON-JPMORGAN MUTUAL FUNDS OR ACCOUNTS OF FAMILY OR OTHER APPLICABLE GROUP MEMBERS. YOU SHOULD ALSO RETAIN ANY RECORDS NECESSARY TO SUBSTANTIATE HISTORICAL COSTS BECAUSE THE DISTRIBUTOR, THE JPMORGAN SERVICE CENTER, THE TRANSFER AGENT AND YOUR FINANCIAL INTERMEDIARY MAY NOT MAINTAIN SUCH INFORMATION.

To take advantage of the Cumulative Quantity Discount and/or a Statement of Intention, complete the appropriate section of your Account Application or contact your Financial Intermediary. ANY PROGRAMS DESIGNED TO REDUCE OR ELIMINATE SALES CHARGES MAY BE TERMINATED OR AMENDED AT ANY TIME.

CUMULATIVE QUANTITY DISCOUNT: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on your total account value in all share classes of the JPMorgan Funds, excluding any JPMorgan money market fund. We will apply the reduced initial sales charge which is determined by aggregating the dollar amount of the new purchase and the current market value of any shares acquired and still held in the eligible funds.

GROUP PLAN:
An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A Shares of a Fund (or if a Fund has only one class that is subject to an initial sales charge, shares of that Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is the aggregate dollar value of Class A Shares (or if a Fund has only one class that is subject to an initial sales charge, shares of that Fund) previously purchased. If these shares are still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, you or your Financial Intermediary must provide the JPMorgan Funds Service Center with sufficient information including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the JPMorgan Funds Service Center.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A Shares (or if a Fund has only one class that is subject to an initial sales charge, shares of the Fund) at a discount and (iii) satisfies uniform criteria that enables the Distributor to realize economies of scale in its costs of distributing Class A Shares (or if a Fund has only one class that is subject to an initial sales charge, shares of the Fund). A qualified group must have more than 10 members be available to: arrange for group meetings between representatives of a Fund; and the members who agree to include sales and other materials related to a Fund in its publications and mailings to members at reduced or no cost to the Distributor; and seek to arrange payroll deduction or other bulk transmission of investments in the Fund.

STATEMENT OF INTENTION: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Statement of Intention committing you to purchase a certain amount of shares over a defined 13-month period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds or One Group Mutual Fund shares (or if a Fund has only one class, shares of the JPMorgan Fund), excluding any JPMorgan money market fund, over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Statement of Intention. If you elect to include purchases made during the past 90 days toward fulfillment of your Statement of Intention, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Statement of Intention. You must inform your Financial Intermediary, the Distributor or the JPMorgan Funds Service Center that you have a Statement of Intention each time you make an investment. The Statement of Intention is not a binding obligation to purchase the full amount indicated; however, five percent of your investment will be held in escrow until the full amount covered by the Statement of Intention has been invested. If the terms of the Statement of Intention are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Statement of Intention commitment has been fulfilled will be made on the basis of the gross amount invested. Reinvested dividend and capital gain distributions are counted toward satisfying the Statement of Intention.

EMPLOYEE BENEFIT PLAN:
Some participant-directed employee benefit plans participate in a "multi-fund" program that offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with money invested in other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

WAIVER OF THE CLASS A SALES CHARGE
No sales charge is imposed on Class A Shares of the Funds if the shares were:

1. Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge had been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (I.E., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

   - The JPMorgan Funds.

   - JPMorgan Chase and its subsidiaries and affiliates.

4. Bought by employees of:

   - DST System, Inc. and its subsidiaries and affiliates.

   - Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

   - Washington Management Corporation and its subsidiaries and affiliates.

5. Bought by:

   - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency, custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

   - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

   - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

   - Tuition programs that qualify under Section 529 of the Internal Revenue
     Code.

   - An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

   - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

   - Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a contingent deferred sales charge in connection with such sale and only if the purchase is made within 90 days of such sale. You must furnish appropriate documentation to the JPMorgan Service Center or your Financial Intermediary.

7. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required to the JPMorgan Service Center or your Financial Intermediary.

8. Bought when one Fund invests in another JPMorgan Fund.

9. Bought in connection with plans of reorganization of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

10.Purchased during a JPMorgan Fund's special offering.

11.Bought by a "charitable organization" as defined for purposes of Section
   501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-348-4782 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.


CLASS B SHARES

Class B Shares are offered at NAV, without any up-front sales charges. However, if you redeem Class B Shares within six years of the purchase date (measured from the first day of the month in which the shares were purchased), you will be assessed a CDSC according to the following schedule:



YEARS SINCE                   CDSC AS A % OF DOLLAR
PURCHASE                   AMOUNT SUBJECT TO CHARGE
---------------------------------------------------
0-1                                            5.00

1-2                                            4.00

2-3                                            3.00

3-4                                            3.00

4-5                                            2.00

5-6                                            1.00

More than 6                                    NONE



The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares.


CONVERSION FEATURE
Your Class B Shares automatically convert to Class A Shares after eight years (measured from the first day of the month in which the shares were purchased).

After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A Shares of a Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

CLASS C SHARES
Class C Shares are offered at NAV, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date (measured from the first day of the month in which the shares were purchased), you will be assessed a CDSC as follows:


YEAR SINCE                    CDSC AS A % OF DOLLAR
PURCHASE                   AMOUNT SUBJECT TO CHARGE
---------------------------------------------------
0-1                                            1.00

After first year                               NONE



The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares.

HOW THE CLASS B AND CLASS C CDSC IS CALCULATED
The Fund assumes that all purchases made in a given month were made on the first day of the month.

The CDSC is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares; therefore, you should retain any records necessary to substantiate historical costs because the Distributor, the JPMorgan Service Center, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you exchange Class B or Class C Shares of an unrelated mutual fund for Class B or Class C Shares of a Fund in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to Fund shares you receive in the reorganization.

WAIVER OF THE CLASS B AND CLASS C CDSC
No sales charge is imposed on redemptions of Class B or Class C Shares of the
Funds:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.


4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.


5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary resulting from a failure to maintain the required minimum balance in an account.


7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.


8. Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"


9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-348-4782 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES
Each Fund described in this prospectus has adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay a Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund.

2. Class B and Class C Shares pay a Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING FEES
JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder servicing fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. Any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at its or their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Beginning 15 days after you buy your shares, you may exchange your shares for shares of the same class of certain other JPMorgan Funds as follows:

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for Morgan Class Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of a Fund may be exchanged for Class C Shares of another JPMorgan Fund.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-348-4782.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.

If you exchange Class B Shares of a Fund for Class B Shares of another Fund or Class C Shares for Class C Shares of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The amount of deferred sales charge when you sell your new Class B or Class C Shares will be calculated based on when you bought the original shares, not when you made the exchange.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business.

Redemption requests received by a Fund or an authorized agent of a Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day.

All required documentation in the proper form must accompany a redemption request. The Funds may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

Unless you indicated otherwise on your Account Application, you may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address or payee of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Funds.

You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described.

WHAT WILL MY SHARES BE WORTH?
If you own Class A, Class B or Class C Shares and the Fund or an authorized agent of the Fund receives your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption request is received, minus the amount of any applicable CDSC.

CAN I REDEEM BY TELEPHONE?
Yes, unless you indicated otherwise on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Fund.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

CAN I REDEEM ON A SYSTEMATIC BASIS?
You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

You can not have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account. If your account is closed for this reason, you will not be charged a CDSC.

The Funds may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   The SEC has permitted a suspension; or

4.   An emergency exists, as determined by the SEC.

The Statement of Additional Information offers more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION


DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Funds declare dividends daily and distribute any net investment income (other than short-term capital gains) at least monthly. Effective from and after January 1, 2005, each Fund will generally declare dividends on the last business day of each month and pay such dividends on the first business day of the following month. Net capital gain is distributed annually. You have three options for your distributions. You may:


-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to as qualified dividend income. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the California Bond Fund, California residents will not have to pay California personal income taxes on dividends of tax-exempt income from California municipal obligations. Similarly, for the New Jersey Tax Free Income Fund, New Jersey residents will not have to pay New Jersey personal income taxes on dividends of tax-exempt income from New Jersey municipal obligations and for the New York Intermediate Tax Free Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on dividends of tax-exempt income from New York municipal obligations. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Funds' at www.jpmorganfunds.com no later than August 31 of each year. Each Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of fiscal quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Funds' top ten holdings as of the last day of each month and each calendar quarter are posted on its website at www.jpmorganfunds.com, 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-348-4782.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS

On July 1, 2004, Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation (BOIA), One Group Dealer Services, Inc. (Distributor), and One Group Administrative Services, Inc. (OGA) merged into JPMorgan Chase & Co. BOIA, the Distributor and OGA are the investment adviser, the distributor and the administrator, respectively, to One Group Mutual Funds. As a consequence of the merger, on that date BOIA, OGA and the Distributor became affiliates of both J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Chase Bank. JPMIM is the investment adviser to the JPMorgan Funds, and JPMorgan Chase Bank is the administrator, shareholder servicing agent and custodian to the JPMorgan Funds.

As a result of these new affiliations, steps to integrate to the greatest extent possible the operations of One Group Mutual Funds and the JPMorgan Funds have been actively considered over the course of the past several months in order to take advantage of potential operational and administrative efficiencies and to eliminate overlapping or duplicative product offerings. At Board meetings held in June and July 2004, BOIA, OGA, JPMIM and JPMorgan Chase Bank discussed various aspects of the proposed integration plan with the Board of Trustees of One Group Mutual Funds and the Board of Directors and Boards of Trustees, as applicable (Boards), of the JPMorgan Funds, respectively. At meetings held in August 2004, BOIA and OGA made proposals to the Board of Trustees of One Group Mutual Funds and JPMIM and JPMorgan Chase Bank made proposals to the Boards of the JPMorgan Funds in order to seek to achieve those goals. BOIA and JPMIM, however, will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide investment advisory services to the One Group Funds and the JPMorgan Funds.

On August 12, 2004, the Board of Trustees of One Group Mutual Funds, and on August 19, 2004, the Boards of the JPMorgan Funds, approved a series of initiatives that are designed to: (i) integrate the operations of the two fund complexes; (ii) streamline the operations and product offerings of the two fund complexes; and (iii) take advantage of potential economies of scale. The integration of the two fund complexes will include, among other things, (i) adopting a common fee structure; (ii) eliminating overlapping or duplicative Funds; (iii) redomiciling each fund complex to a single jurisdiction and single form of declaration of trust; (iv) electing a single board of trustees and senior officers; (v) proposing certain changes to fundamental investment policies of some of the JPMorgan Funds and all of the One Group Funds; (vi) engaging a common set of service providers; and (vii) conforming redemption fee practices.

- COMMON FEE STRUCTURE: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved a series of proposals designed to facilitate the integration of One Group Mutual Funds with the JPMorgan Funds into an integrated fund complex in which all of the Funds have a common pricing structure. The pricing changes, which go into effect on February 19, 2005 unless specifically indicated otherwise below include the following:

   - Lowering the investment advisory fees applicable to many of the One Group Funds and all of the JPMorgan money market funds. Some of these lower advisory fees for certain of the One Group Funds, which will go into effect prior to February 19, 2005, are also the result of the commitments made by BOIA to reduce its management fees for certain One Group Funds in the settlement agreement with the New York Attorney General;

   - Lowering the fees payable to the Distributor under Distribution and Shareholder Services Plans with respect to the Class A, Class B and Class C shares of the One Group Funds such that the Rule 12b-1 fee applicable to Class A shares is lowered from 0.35% of average daily net assets of the Class A shares to 0.25% of average daily net assets of the Class A shares and the Rule 12b-1 fee applicable to Class B and C shares is lowered from 1.00% of the average daily net assets of the Class B and C shares to 0.75% of average daily net assets of the Class B and C shares. At the same time, shareholder servicing activities will be removed from each of those Distribution and Shareholder Services Plans;

   - Eliminating the current Shareholder Services Plan that applies with respect to the Administrative Class and Class S shares of the One Group Funds and replacing it with a non-Rule 12b-1 shareholder servicing fee paid pursuant to a Shareholder Services Agreement with One Group Dealer Services, Inc.;

   - With regard to One Group Mutual Funds, imposing a separate non-Rule 12b-1 shareholder servicing fee, paid pursuant to a Shareholder Servicing Agreement with One Group Dealer Services, Inc., at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares;

   - With regard to the JPMorgan Funds, increasing the existing shareholder services fees by 0.05% with respect to each of the following classes of shares of the JPMorgan money market funds: Agency, Cash Management, Premier and Reserve;

   - With regard to the Class A shares of the JPMorgan Funds, adopting the initial sales charge schedule currently in effect for the One Group Funds. This will generally mean that the initial sales charge on Class A shares of the JPMorgan Funds will be decreasing. For example, on JPMorgan equity funds, the initial sales charge will be decreasing from 5.75% of the offering price to 5.25% of the offering price;

   - Lowering the administration fee applicable to One Group Mutual Funds by adopting the complex-wide fee structures for administration services currently utilized by the JPMorgan Funds. Since both the One Group Funds and the JPMorgan Funds will be applying the complex-wide fee structures, the administration fees applicable to the JPMorgan Funds will be lower as well; and

   - Charging custody, fund accounting and transfer agency fees to both the One Group Mutual Funds and the JPMorgan Funds pursuant to a common fee schedule.

BOIA, JPMIM, OGA and the Distributor have contractually agreed to waive or reduce their fees or reimburse the expenses of each class of shares of One Group Mutual Funds and the JPMorgan Funds, as needed, in order to assure that, for the Acquired Funds listed in the table below, the Net Expense level for the Funds following the mergers is at least as low as the Net Expense level currently in effect, if not lower, with the few exceptions discussed here. The Net Expense level for shares of the JPMorgan Liquid Assets Money Market Fund will be equal to, or lower than in the case of the Institutional Class shares, the contractual expense limitation currently in effect, although it will be higher than the net expenses as a result of voluntary fee waivers and reimbursements currently being made by JPMIM. The Net Expense level for the Agency class shares of JPMorgan Treasury Plus Money Market Fund and the Select class shares of JPMorgan Prime Money Market Fund will be increasing by 0.01% and the Net Expense level for the Class S shares of One Group Institutional Prime Money Market Fund will be increasing by 0.04%. The Net Expense levels for all other Funds will be the same or lower than the contractual caps currently in effect. Although gross expense levels (i.e., expenses before waivers or reimbursements) for certain classes of certain Funds may increase as a result of these changes, the contractual fee waivers or reductions and expense reimbursements will continue in effect for at least one year from February 18, 2005.

- ELIMINATION OF OVERLAPPING OR DUPLICATIVE PRODUCT OFFERINGS: As part of the plan to integrate the two fund complexes, BOIA and JPMIM undertook a review of their various product offerings to determine whether there would be any overlapping or duplicative product offerings following the integration of the two fund complexes. At the Board meetings held August 12, 2004 and August 19, 2004, BOIA and JPMIM each recommended a series of individual fund mergers. After determining that (1) the investment objectives, investment policies, investment strategies and investment restrictions of the Funds subject to each proposed merger transaction were compatible, (2) each of the proposed mergers would be in the best interests of each affected Fund and its shareholders, and (3) each of the proposed mergers would not result in the dilution of the interests of the Funds or their shareholders, the Board of Trustees of One Group Mutual Funds and the

   Boards of the JPMorgan Funds approved the following merger transactions:



ACQUIRED FUNDS                           ACQUIRING FUNDS
JPMorgan Bond            MERGES WITH     One Group Bond Fund
Fund II (a series of      AND INTO       (a series of One
J.P. Morgan Mutual                       Group Mutual Funds)
Fund Select Group)

JPMorgan Equity          MERGES WITH     One Group Large Cap
Growth Fund               AND INTO       Growth Fund (a series
(a series of                             of One Group Mutual
J.P. Morgan Mutual                       Funds)
Fund Investment
Trust)

JPMorgan Equity          MERGES WITH     One Group Equity
Income Fund (a series     AND INTO       Income Fund (a series
of J.P. Morgan Mutual                    of One Group Mutual
Fund Investment Trust)                   Funds)

JPMorgan Global 50       MERGES WITH     JPMorgan Fleming
Fund (a series of         AND INTO       International
J.P. Morgan Series                       Opportunities Fund
Trust)                                   (a series of J.P. Morgan
                                         Institutional Funds)

JPMorgan Liquid          MERGES WITH     One Group Prime
Assets Money Market       AND INTO       Money Market Fund
Fund (a series of                        (a series of One
J.P. Morgan Mutual                       Group Mutual Funds)
Fund Trust)

JPMorgan Strategic       MERGES WITH     JPMorgan Global
Income Fund (a series     AND INTO       Strategic Income
of J.P. Morgan Mutual                    Fund (a series of
Fund Group)                              J.P. Morgan
                                         Institutional Funds)

JPMorgan Tax Free        MERGES WITH     One Group Tax-Free
Income Fund (a series     AND INTO       Bond Fund (a series
of J.P. Morgan Mutual                    of One Group Mutual
Fund Select Trust)                       Funds)

JPMorgan Treasury        MERGES WITH     One Group U.S.
Plus Money Market         AND INTO       Treasury Securities
Fund (a series of                        Money Market Fund
J.P. Morgan Mutual                       (a series of One
Fund Trust)                              Group Mutual Funds)

JPMorgan U.S.            MERGE WITH      One Group
Government Money          AND INTO       Government Money
Market Fund (a series                    Market Fund (a series
of J.P. Morgan Mutual                    of One Group
Fund Trust)                              Mutual Funds)

One Group U.S.
Government
Securities Money
Market Fund
(a series of One
Group Mutual Funds)

JPMorgan U.S.            MERGE WITH      One Group Small Cap
Small Company             AND INTO       Growth Fund
Opportunities Fund                       (a series of One
(a series of                             Group Mutual Funds)
J.P. Morgan Funds)

JPMorgan Small Cap
Growth Fund
(a series of J.P. Morgan
Fleming Mutual
Fund Group, Inc.)

JPMorgan U.S.            MERGES WITH     One Group
Treasury Income           AND INTO       Government Bond
Fund (a series of                        Fund (a series of
J.P. Morgan Mutual                       One Group Mutual
Fund Group)                              Funds)

One Group Balanced       MERGES WITH     JPMorgan Diversified
Fund (a series of         AND INTO       Fund (a series of
One Group Mutual                         J.P. Morgan
Funds)                                   Institutional Funds)

One Group                MERGES WITH     JPMorgan U.S. Equity
Diversified Equity        AND INTO       Fund (a series of
Fund (a series of One                    J.P. Morgan
Group Mutual Funds)                      Institutional Funds)

One Group                MERGES WITH     JPMorgan Fleming
Diversified               AND INTO       International Equity
International Fund                       Fund (a series of
(a series of One                         J.P. Morgan Mutual
Group Mutual Funds)                      Fund Select Group)

One Group Health         MERGES WITH     JPMorgan Global
Sciences Fund             AND INTO       Healthcare Fund
(a series of One                         (a series of J.P. Morgan
Group Mutual Funds)                      Series Trust)

One Group                MERGES WITH     JPMorgan Prime
Institutional Prime       AND INTO       Money Market
Money Market Fund                        Fund (a series of
(a series of One                         J.P. Morgan Mutual
Group Mutual Funds)                      Fund Trust)

ACQUIRED FUNDS                           ACQUIRING FUNDS
One Group                MERGES WITH     JPMorgan Intermediate
Intermediate Tax-         AND INTO       Tax Free Income Fund
Free Bond Fund                           (a series of J.P. Morgan
(a series of One Group                   Mutual Fund Select Trust)
Mutual Funds)

One Group Treasury       MERGES WITH     JPMorgan 100%
Only Money Market         AND INTO       U.S. Treasury
Fund (a series of                        Securities Money
One Group Mutual                         Market Fund (a series
Funds)                                   of J.P. Morgan Mutual
                                         Fund Trust)



Each of the individual merger transactions above is subject to the approval of shareholders of the Acquired Fund at a shareholder meeting scheduled to be held on January 20, 2005. Each of the mergers listed above, if approved by shareholders, is expected to close on February 18, 2005, or such later date as the parties to each such transaction shall agree.

In the case of each merger listed above, if such merger is approved by the shareholders of the Acquired Fund, each Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of the net assets of each Acquired Fund being transferred. Following the transfer, each shareholder of the Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of that shareholder's Acquired Fund shares. The closing of each merger will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed merger will qualify as a tax-free reorganization for federal income tax purposes.

- REDOMICILIATION AS A DELAWARE STATUTORY TRUST: On August 12, 2004, the Board of One Group Mutual Funds approved the reorganization and redomiciliation of One Group Mutual Funds into a Delaware statutory trust to be known as JPMorgan Trust II. On August 19, 2004, the Boards of the JPMorgan Funds approved the reorganization and redomiciliation of the JPMorgan Funds into a Delaware statutory trust to be known as JPMorgan Trust I. Each of these Board approvals is subject to the approval of the reorganization and redomiciliation transaction by shareholders of the affected Funds at shareholder meetings scheduled to be held on January 20, 2005. If approved, the reorganization and redomiciliation transactions are expected to close on or about February 19, 2005.

- ELECTION OF A SINGLE BOARD OF TRUSTEES: At the meeting of shareholders of One Group Mutual Funds and the JPMorgan Funds scheduled to be held on January 20, 2005, shareholders of both One Group Mutual Funds and the JPMorgan Funds will be asked to elect a 13-member Board of Trustees comprised of five of the current seven members of the Board of One Group Mutual Funds and eight of the current 10 members of the Boards of the JPMorgan Funds. If elected by shareholders of One Group Mutual Funds and shareholders of the JPMorgan Funds, this 13-member Board of Trustees will take office effective February 19, 2005 and will oversee all of One Group Mutual Funds and the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be asked to amend the Declaration of Trust of One Group Mutual Funds to allow for a Board with more than 10 members.

- FUNDAMENTAL INVESTMENT POLICIES AND/OR RESTRICTIONS: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the respective Boards of the JPMorgan Funds voted to recommend that shareholders of the Funds approve the amendment of certain of the Funds' fundamental investment policies and/or restrictions. The Board of Trustees of One Group Mutual Funds also voted to recommend the elimination of certain fundamental investment restrictions that are not required by the Investment Company Act of 1940, as amended (1940 Act). The proposed changes in the Funds' fundamental investment policies and/or restrictions are intended to simplify, streamline and standardize certain fundamental investment policies and/or restrictions of the Funds that are required under the 1940 Act, while at the same time providing added flexibility to respond to future legal, regulatory, market or technical changes. Although the proposed changes in certain fundamental investment policies and/or restrictions of some or all of the Funds will allow the affected Funds greater flexibility to respond to future investment opportunities, BOIA and JPMIM have indicated to the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds, respectively, that they do not anticipate that the changes, either individually or in the aggregate, will result in any material change in the level of investment risk associated with investing in the affected Funds or the manner in which the affected Funds are managed. Shareholders of the affected Funds will be asked to vote on these proposals at shareholder meetings scheduled to be held January 20, 2005.

- COMMON SERVICE PROVIDERS: By February 19, 2005, One Group Mutual Funds and the JPMorgan Funds will have the same administrator, distributor, shareholder servicing agent, transfer and dividend distribution agent, custodian and fund accounting agent. This will mean certain new service providers for both One Group Mutual Funds and the JPMorgan Funds.

   - INVESTMENT ADVICE. As mentioned above, each Fund will continue to contract for investment advisory services from its current investment adviser, as described in the current prospectus, except that JPMIM will serve as investment advisor to the One Group International Equity Index Fund if a new Investment Advisory Agreement with JPMIM is approved by the shareholders of the One Group International Equity Index Fund.

   - ADMINISTRATION. One Group Mutual Funds will continue to have its current administrator, OGA, as its administrator. The JPMorgan Funds will change their administrator to OGA effective February 19, 2005. The new fee rate for most equity and fixed income funds, which is the same as the fee rate currently in place for the equity and fixed income JPMorgan Funds, will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the series of One Group Mutual Funds and JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the 1940 Act (Money Market Funds)); and 0.075% of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the Money Market Funds) over $25 billion. The new fee rate for Money Market Funds, which is the same as the fee rate in place currently for the JPMorgan Funds that are Money Market Funds, will be computed daily and paid monthly, at an annual rate of 0.10% on the first $100 billion of the average daily net assets of the Money Market Funds and 0.05% of the average daily net assets of the Money Market Funds over $100 billion. The fee rates for the One Group Investor Funds, the JPMorgan Growth and Income Fund, the JPMorgan Select Growth and Income Fund and the Growth and Income Portfolio will remain the same. All shareholders servicing and fund accounting activities currently provided under the Management and Administration Agreement with OGA will be removed from that Agreement and instead will be put into separate agreements with other service providers as described below.

   - DISTRIBUTION. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the continuation of One Group Dealer Services, Inc., as the distributor of One Group Mutual Funds, following the integration transactions. On August 19, 2004, the Board of the JPMorgan Funds approved the appointment of One Group Dealer Services, Inc. as distributor of the JPMorgan Funds effective February 19, 2005.

   - SHAREHOLDER SERVICING. Beginning February 19, 2005, One Group Dealer Services, Inc. will begin providing certain shareholder services to One Group Mutual Funds and the JPMorgan Funds under separate Shareholder Servicing Agreements with the Funds. Most of the shareholder servicing activities that will be provided under the Shareholder Servicing Agreement with One Group Dealer Services, Inc. are currently provided to One Group Mutual Funds under the shareholder servicing portion of the Distribution and Shareholder Services Plans, provided such services are not distribution-related, under Shareholder Servicing Plans, or under the Management and Administration Agreement with OGA. For the JPMorgan Funds, the Shareholder Servicing Agreement with One Group Dealer Services, Inc. will replace the existing shareholder servicing agreements that are currently in place with JPMorgan Chase Bank, an affiliate of One Group Dealer Services, Inc. Under the Shareholder Servicing Agreements, One Group Dealer Services, Inc. will receive a fee at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares. One Group Dealer Services, Inc. will enter into shareholder servicing contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which One Group Dealer Services, Inc. will pay all or a portion of the annual fee to such financial intermediaries for performing such services.

   - TRANSFER AGENCY. On August 12, 2004, the Board of One Group Mutual Funds approved an agreement with Boston Financial Data Services, Inc. (BFDS) to act as the Funds' transfer and dividend distribution agent. On August 19, 2004, the Boards of the JPMorgan Funds also approved an agreement with BFDS to act as the Funds' transfer and dividend distribution agent following the integration transactions. The transition to BFDS from the Funds' current transfer and dividend distribution agents, State Street Bank and Trust Company in the case of One Group Mutual Funds and DST Systems, Inc. in the case of the JPMorgan Funds, each an affiliate of BFDS, is expected to be completed February 2005. Shareholders should not experience any differences in the level or quality of services received as a result of this transition.

   - CUSTODY. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved an agreement with JPMorgan Chase Bank, an affiliate of BOIA, JPMIM, OGA and the Distributor to act as the Funds' custodian. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the custodian for the JPMorgan Funds following the integration transactions. The transition to JPMorgan Chase Bank from State Street Bank and Trust Company, the current custodian for One Group Mutual Funds, is expected to be completed in December 2004. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

   - SECURITIES LENDING. Currently, Bank One Trust Company, N.A. serves as sub-custodian for One Group Mutual Funds in connection with their securities lending activities and receives a fee for those services. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds. JPMorgan Chase Bank will continue as the securities lending agent for the JPMorgan Funds following the integration transaction. The transition from Bank One Trust Company, N.A. to JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds is expected to begin in October 2004 and be completed in December 2004. Both Bank One Trust Company, N.A. and JPMorgan Chase Bank are affiliates of BOIA, JPMIM, OGA and the Distributor. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

   - FUND ACCOUNTING. Currently, fund accounting services for One Group Mutual Funds are provided by OGA under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the transition of the fund accounting services to JPMorgan Chase Bank, effective February 19, 2005. As a result of this appointment, effective February 19, 2005, the fund accounting fees will be charged directly to the One Group Funds. Shareholders of One

      Group Mutual Funds should not experience any differences in the level or quality of services received as a result of this transition. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the fund accounting agent for the JPMorgan Funds.

   - COMMON METHODS OF DOING BUSINESS WITH THE FUNDS: As a result of the changes in service providers, by February 19, 2005, there will be no difference between the way shareholders do business with One Group Mutual Funds and the way shareholders do business with the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be able to exchange their shares of One Group Mutual Funds for shares of JPMorgan Funds, subject to generally applicable restrictions, and shareholders of JPMorgan Funds will have the same exchange privileges. In addition, shareholders of One Group Mutual Funds will be able to count purchases of JPMorgan Fund shares, and shareholders of the JPMorgan Funds will be able to count purchases of One Group Mutual Funds shares, toward fulfillment of letters of intent or statements of intention and toward the right of accumulation or cumulative quantity discount to the same extent that they can currently count purchases of shares of One Group Mutual Funds or the JPMorgan Funds, respectively. Shares of the JPMorgan Funds and One Group Mutual Funds count under letters of intent and statements of intention for both the One Group Mutual Funds and the JPMorgan Funds.

   - REDEMPTION FEES: The Board of Trustees of One Group Mutual Funds approved the elimination of the 2% redemption fee on the One Group Market Neutral Fund effective for sales of shares after October 28, 2004. For sales of shares of One Group Market Neutral Fund prior to October 28, 2004, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

For shares of the following One Group Funds, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to the exceptions noted in the applicable prospectuses: One Group Diversified International Fund, One Group Health Sciences Fund, One Group High Yield Bond Fund, One Group International Equity Index Fund and One Group Technology Fund. With respect to purchases of shares of those Funds prior to October 28, 2004, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

On August 19, 2004, the Boards of certain of the JPMorgan Funds approved the imposition of a redemption fee on shares of certain Funds purchased after February 18, 2005. For shares of the JPMorgan Funds listed below purchased after February 18, 2005, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to certain exceptions which will be noted in the applicable prospectuses.

   JPMorgan Fleming Asia Equity Fund

   JPMorgan Fleming Emerging Markets Debt Fund

   JPMorgan Fleming Emerging Markets Equity Fund

   JPMorgan Fleming International Equity Fund

   JPMorgan Fleming International Growth Fund

   JPMorgan Fleming International Opportunities Fund

   JPMorgan Fleming International Small Cap Equity Fund

   JPMorgan Fleming International Value Fund

   JPMorgan Fleming Intrepid European Fund

   JPMorgan Fleming Japan Fund

   JPMorgan Fleming Tax Aware International Opportunities Fund

   JPMorgan Global 50 Fund

   JPMorgan Global Healthcare Fund

   JPMorgan Global Strategic Income Fund

FEES AND EXPENSES
EFFECTIVE FEBRUARY 19, 2005, EACH FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLES BELOW. THE INFORMATION IS BASED ON ESTIMATED AMOUNTS FOR THE PERIOD COMMENCING ON FEBRUARY 19, 2005 AND ENDING ON DECEMBER 31, 2006. WITH RESPECT TO THE JPMORGAN INTERMEDIATE TAX FREE INCOME FUND AND THE JPMORGAN TAX FREE INCOME FUND, THE FEES AND EXPENSES SHOWN REFLECT THE FEES AND EXPENSES OF THOSE FUNDS ASSUMING THAT THE MERGERS INVOLVING THESE FUNDS DESCRIBED ABOVE DO NOT OCCUR.

                              CALIFORNIA BOND FUND

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                             CLASS A SHARES
-------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                      4.50

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                      NONE**



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** If you purchase $1 million or more of Class A Share and are not assessed a sales charge at the time of purchase, you will pay a deferred sales charge of 1.00% if you redeem any or all of the Class A Shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)



                                                                             CLASS A SHARES
-------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                        0.30
DISTRIBUTION (RULE 12b-1) FEES                                                         0.25
SHAREHOLDER SERVICE FEES                                                               0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                              (   )

NET EXPENSES(2)                                                                        0.60



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.60% of its average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.



                                          1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)



*  Assumes sales charge is deducted when shares are purchased.

                        INTERMEDIATE TAX FREE INCOME FUND

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                             CLASS A SHARES     CLASS B SHARES    CLASS C SHARES
----------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                      4.50               NONE              NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                NONE**             5.00              1.00



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** If you purchase $1 million or more of Class A Share and are not assessed a sales charge at the time of purchase, you will pay a deferred sales charge of 1.00% if you redeem any or all of the Class A Shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)



                                                          CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                     0.30              0.30              0.30
DISTRIBUTION (RULE 12b-1) FEES                                      0.25              0.75              0.75
SHAREHOLDER SERVICE FEES                                            0.25              0.25              0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                           (   )             (   )             (   )

NET EXPENSES(2)                                                     0.75              1.50              1.50



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75%, 1.50% and 1.50%, respectively, of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:



                                          1 YEAR    3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------
CLASS A SHARES* ($)

CLASS B SHARES** ($)                                                                ***

CLASS C SHARES** ($)



IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:



                                          1 YEAR    3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------
CLASS A SHARES* ($)

CLASS B SHARES ($)                                                                  ***

CLASS C SHARES ($)



  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

                         NEW JERSEY TAX FREE INCOME FUND

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                     CLASS A SHARES     CLASS B SHARES
------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                              4.50               NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                              NONE**             5.00



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** If you purchase $1 million or more of Class A Share and are not assessed a sales charge at the time of purchase, you will pay a deferred sales charge of 1.00% if you redeem any or all of the Class A Shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)



                                                                     CLASS A SHARES     CLASS B SHARES
------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                0.30               0.30
DISTRIBUTION (RULE 12b-1) FEES                                                 0.25               0.75
SHAREHOLDER SERVICE FEES                                                       0.25               0.25

OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                      (   )              (   )

NET EXPENSES(2)                                                                1.00               1.50



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class A and Class B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00%, and 1.50%, respectively, of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:



                                          1 YEAR    3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------
CLASS A SHARES* ($)

CLASS B SHARES** ($)                                                             ***



IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:



                                          1 YEAR    3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------
CLASS A SHARES* ($)

CLASS B SHARES ($)                                                               ***



  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

                   NEW YORK INTERMEDIATE TAX FREE INCOME FUND

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                             CLASS A SHARES     CLASS B SHARES    CLASS C SHARES
----------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                      4.50               NONE              NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                NONE**             5.00              1.00



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** If you purchase $1 million or more of Class A Share and are not assessed a sales charge at the time of purchase, you will pay a deferred sales charge of 1.00% if you redeem any or all of the Class A Shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)




                                                         CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                    0.30              0.30               0.30
DISTRIBUTION (RULE 12b-1) FEES                                     0.25              0.75               0.75
SHAREHOLDER SERVICE FEES                                           0.25              0.25               0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                          (   )             (   )              (   )

NET EXPENSES(2)                                                    0.75              1.55               1.55



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75%, 1.55% and 1.55% respectively, of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:



                                          1 YEAR    3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------
CLASS A SHARES* ($)

CLASS B SHARES** ($)                                                             ***

CLASS C SHARES** ($)



IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:



                                          1 YEAR    3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------
CLASS A SHARES* ($)

CLASS B SHARES ($)                                                               ***

CLASS C SHARES ($)



   * Assumes sales charge is deducted when shares are purchased.

  ** Assumes applicable deferred sales charge is deducted when shares are sold.

 *** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

                              TAX FREE INCOME FUND

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)




                                                                            CLASS A SHARES     CLASS B SHARES
-------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                     4.50               NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                     NONE**             5.00



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)



                                                                             CLASS A SHARES     CLASS B SHARES
--------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                        0.30              0.30
DISTRIBUTION (RULE 12b-1) FEES                                                         0.25              0.75
SHAREHOLDER SERVICE FEES                                                               0.25              0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                              (   )             (   )

NET EXPENSES(2)                                                                        0.75              1.64



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class A and Class B Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% and 1.64%, respectively, of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:



                                          1 YEAR    3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------
CLASS A SHARES* ($)

CLASS B SHARES** ($)                                                             ***



IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:



                                          1 YEAR    3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------
CLASS B SHARES ($)                                                               ***



   * Assumes sales charge is deducted when shares are purchased.

  ** Assumes applicable deferred sales charge is deducted when shares are sold.

 *** Reflects conversion of Class B Shares into Class A Shares after they have been owned for eight years.

Effective February 19, 2005, if you buy Class A shares of the Funds, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries.

TOTAL SALES CHARGE FOR FUNDS



                                                SALES
                                               CHARGE
                                           RE-ALLOWED
                         AS %              TO DEALERS
                       OF THE       AS %      AS % OF
                     OFFERING     OF NET     OFFERING
AMOUNT OF               PRICE     AMOUNT    PRICE PER
PURCHASES           PER SHARE   INVESTED        SHARE
-----------------------------------------------------
LESS
THAN $100,000            4.50       4.71         4.05

$100,000-$249,999        3.50       3.63         3.05

$250,000-$499,999        2.50       2.56         2.05

$500,000-$999,999        2.00       2.04         1.60

$1,000,000+              NONE       NONE             **



+ If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission.

* Sales, letters of intent and Rights of Accumulation trades of over $1 million in Class A Shares are not subject to a sales charge. Financial Intermediary responsible for the sale receives a 1% finder's fee. The customer pays a 2-year CDSC, 1% for the first year and 50 basis points for the second for the second year. For sales from $5 million, 50 basis points will be paid. For sales over $10 million, 25 basis points will be paid. The same 2-year CDSC time-line will apply to all finder's fees.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of OGDS, OGA and BOIA, the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. OGDS and OGA became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million.
 The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including OGDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., OGDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

JPMORGAN TAX FREE FUNDS

INVESTMENTS

This table discusses the customary types of investments which can be held by each Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                               /X/ Permitted
                                                               / / Not permitted



                                                                                                      NEW YORK
                                                                      INTERMEDIATE  NEW JERSEY      INTERMEDIATE
                                                     CALIFORNIA         TAX FREE     TAX FREE         TAX FREE     TAX FREE
                            RELATED TYPES OF RISK       BOND             INCOME       INCOME           INCOME       INCOME
----------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES     credit, interest rate,       /X/            /X/            /X/             /X/           /X/
Interests in a stream of    market, prepayment
payments from specific
assets, such as auto or
credit card receivables.

BANK OBLIGATIONS            credit, currency,            /X/Domestic    /X/Domestic    /X/Domestic     /X/Domestic   /X/Domestic
Negotiable certificates     liquidity, political            only           only           only             only          only
of deposit, time deposits
and bankers' acceptances
of domestic and foreign
issuers.

COMMERCIAL PAPER            credit, currency,            /X/            /X/            /X/             /X/           /X/
Unsecured short term debt   interest rate,
issued by domestic and      liquidity, market,
foreign banks or            political
corporations. These
securities are usually
discounted and are rated
by S&P, Moody's or
another nationally
recognized statistical
rating organization.

MORTGAGES (DIRECTLY HELD)   currency, extension,         /X/            /X/            /X/             /X/           /X/
Domestic debt instrument    interest rate,
which gives the lender a    leverage, liquidity,
lien on property as         market political,
security for the loan       prepayment
payment.

PRIVATE PLACEMENTS Bonds    credit, interest rate,       /X/            /X/            /X/             /X/           /X/
or other investments that   liquidity, market,
are sold directly to an     valuation
institutional investor.


REPURCHASE AGREEMENTS       credit                       /X/            /X/            /X/             /X/           /X/
Contracts whereby the
fund agrees to purchase a
security and resell it to
the seller on a
particular date and at a
specific price.

REVERSE REPURCHASE          credit                       /X/(1)         /X/(1)         /X/(1)          /X/(1)        /X/(1)
AGREEMENTS Contracts
whereby the fund sells a
security and agrees to
repurchase it from the
buyer on a particular
date and at a specific
price. Considered a form
of borrowing.

SWAPS Contractual           credit, currency,            /X/            /X/            /X/             /X/           /X/
agreement whereby a         interest rate,
domestic or foreign party   leverage, market,
agrees to exchange          political
periodic payments with a
counterparty. Segregated
liquid assets are used to
offset leverage risk.

SYNTHETIC VARIABLE RATE     credit, interest rate,       /X/            /X/            /X/             /X/           /X/
INSTRUMENTS Debt            leverage, liquidity,
instruments whereby the     market, valuation
issuer agrees to exchange
one security for another
in order to change the
maturity or quality of a
security in the fund.

TAX EXEMPT MUNICIPAL        credit, interest rate,       /X/            /X/            /X/             /X/           /X/
SECURITIES Securities,      market, natural event,
generally issued as         political
general obligation and
revenue bonds, whose
interest is exempt from
federal taxation and
state and/or local taxes
in the state where the
securities were issued.

U.S. GOVERNMENT             interest rate                /X/            /X/            /X/             /X/           /X/
SECURITIES Debt
instruments (Treasury
bills, notes and bonds)
guaranteed by the U.S.
government for the timely
payment of principal and
interest.

ZERO-COUPON, PAY-IN-KIND    credit, currency,            /X/            /X/            /X/             /X/           /X/
AND DEFERRED PAYMENT        interest rate,
SECURITIES Domestic and     liquidity, market,
foreign securities          political, valuation
offering non-cash or
delayed-cash payment.
Their prices are
typically more volatile
than those of some other
debt instruments and
involve certain special
tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.


(1) All forms of borrowing (including securities lending and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

                                                                                           POLICIES TO BALANCE RISK
POTENTIAL RISKS                                 POTENTIAL REWARDS                          AND REWARD
MARKET CONDITIONS

- Each Fund's share price, yield and total      - Bonds have generally outperformed        - Under normal circumstances each Fund
  return will fluctuate in response to bond       money market investments over the long     plans to remain fully invested in
  market movements                                term, with less risk than stocks           accordance with its policies and may
                                                                                             invest uninvested cash in affiliated
- The value of most bonds will fall when        - Most bonds will rise in value when         money market funds
  interest rates rise; the longer a bond's        interest rates fall
  maturity and the lower its credit quality,                                               - The Funds seek to limit risk and
  the more its value typically falls            - Asset-backed securities and direct         enhance total return or yields
                                                  mortgages can offer attractive returns     through careful management, sector
- Adverse market conditions may from time to                                                 allocation, individual securities
  time cause a Fund to take temporary                                                        selection and duration management
  defensive positions that are inconsistent
  with its principal investment strategies                                                 - During severe market downturns, the
  and may hinder a Fund from achieving its                                                   Funds have the option of investing up
  investment objective                                                                       to 100% of assets in high quality
                                                                                             short-term securities instruments
- Asset-backed securities (securities
  representing an interest in, or secured by,                                              - The adviser monitors interest rate
  a pool of mortgages or other assets such as                                                trends, as well as geographic and
  receivables) could generate capital losses                                                 demographic information related to
  or periods of low yields if they are paid                                                  mortgage prepayments
  off substantially earlier or later than
  anticipated

- Each Fund is non-diversified, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

                                                                                           POLICIES TO BALANCE RISK
POTENTIAL RISKS                                 POTENTIAL REWARDS                          AND REWARD
CREDIT QUALITY

- The default of an issuer would leave a Fund   - Investment-grade bonds have a lower      - Each Fund maintains its own policies
  with unpaid interest or principal               risk of default                            for balancing credit quality against
                                                                                             potential yields and gains in light
- Junk bonds (those rated BB, Ba or lower)      - Junk bonds offer higher yields and         of its investment goals
  have a higher risk of default, tend to be       higher potential gains
  less liquid and may be more difficult to                                                 - The adviser develops its own ratings
  value                                                                                      of unrated securities and makes a
                                                                                             credit quality determination for
                                                                                             unrated securities

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities before issue or   - A Fund can take advantage of             - Each Fund segregates liquid assets to
  for delayed delivery, it could be exposed       attractive transaction opportunities       offset leverage risk
  to leverage risk if it does not segregate
  liquid assets

MANAGEMENT CHOICES

- A Fund could underperform its benchmark due   - A Fund could outperform its benchmark    - The adviser focuses its active
  to its sector, securities or duration           due to these same choices                  management on those areas where it
  choices                                                                                    believes its commitment to research
                                                                                             can most enhance returns and manage
                                                                                             risks in a consistent way

                                                                                           POLICIES TO BALANCE RISK
POTENTIAL RISKS                                 POTENTIAL REWARDS                          AND REWARD
DERIVATIVES

- Derivatives such as futures, options, swaps   - Hedges that correlate well with          - The Funds use derivatives, such as
  and forward foreign currency contracts(1)       underlying positions can reduce or         futures, options, swaps and forward
  that are used for hedging the portfolio or      eliminate losses at low cost               foreign currency contracts for
  specific securities may not fully offset                                                   hedging and for risk management
  the underlying positions and this could       - A Fund could make money and protect        (i.e., to adjust duration or yield
  result in losses to the Funds that would        against losses if management's             curve exposure, or to establish or
  not have otherwise occurred                     analysis proves correct                    adjust exposure to particular
                                                                                             securities, markets, or currencies);
- Derivatives used for risk management may      - Derivatives that involve leverage          risk management may include
  not have the intended effects and may           could generate substantial gains at        management of a Fund's exposure
  result in losses or missed opportunities        low cost                                   relative to its benchmark

- The counterparty to a derivatives contract                                               - The Funds only establish hedges that
  could default                                                                              they expect will be highly correlated
                                                                                             with underlying positions
- Certain types of derivatives involve costs
  to the Funds which can reduce returns                                                    - The Intermediate Tax Free Income, New
                                                                                             York Intermediate Tax Free Income,
- Derivatives that involve leverage could                                                    New Jersey Tax Free Income and Tax
  magnify losses                                                                             Free Income Funds may use derivatives
                                                                                             to increase income or gain
- Derivatives used for nonhedging purposes
  could cause losses that exceed the original                                              - While the Funds may use derivatives
  investment                                                                                 that incidentally involve leverage,
                                                                                             they do not use them for the specific
- Derivatives may, for tax purposes, affect                                                  purpose of leveraging their
  the character of gain and loss realized by                                                 portfolios
  the Funds, accelerate recognition of income
  to the Funds, affect the holding period of
  the Fund's assets and defer recognition of
  certain of the Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                           POLICIES TO BALANCE RISK
POTENTIAL RISKS                                 POTENTIAL REWARDS                          AND REWARD
SECURITIES LENDING(2)

- When a Fund lends a security, there is a      - A Fund may enhance income through the    - The adviser maintains a list of
  risk that the loaned securities may not be      investment of the collateral received      approved borrowers
  returned if the borrower defaults               from the borrower
                                                                                           - The Funds receive collateral equal to
- The collateral will be subject to the risks                                                at least 100% of the current value of
  of the securities in which it is invested                                                  securities loaned plus accured
                                                                                             interest

                                                                                           - The lending agents indemnify a Fund
                                                                                             against borrower default

                                                                                           - The adviser's collateral investment
                                                                                             guidelines limit the quality and
                                                                                             duration of collateral investment to
                                                                                             minimize losses

                                                                                           - Upon recall, the borrower must return
                                                                                             the securities loaned within the
                                                                                             normal settlement period

ILLIQUID HOLDINGS

- A Fund could have difficulty valuing these    - These holdings may offer more            - No Fund may invest more than 15% of
  holdings precisely                              attractive yields or potential growth      net assets in illiquid holdings
                                                  than comparable widely traded
- A Fund could be unable to sell these            securities                               - To maintain adequate liquidity to
  holdings at the time or price desired                                                      meet redemptions, each Fund may hold
                                                                                             investment-grade short-term
                                                                                             securities (including repurchase
                                                                                             agreements and reverse repurchase
                                                                                             agreements) and, for temporary or
                                                                                             extraordinary purposes, may borrow
                                                                                             from banks up to 33 1/3% of the value
                                                                                             of its total assets or draw on a line
                                                                                             of credit

SHORT-TERM TRADING

- Increased trading would raise a Fund's        - A Fund could realize gains in a short    - A Fund may use short-term trading to
  transaction costs                               period of time                             take advantage of attractive or
                                                                                             unexpected opportunities or to meet
- Increased short-term capital gains            - A Fund could protect against losses if     demands generated by shareholder
  distributions would raise shareholders'         a bond is overvalued and its value         activity
  income tax liability                            later falls

(2) Although each of the Funds is authorized to engage in securities lending, none of the Funds currently does so.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.


CLASS A SHARES



                                                                   PER SHARE OPERATING PERFORMANCE:
                                    ------------------------------------------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                                 ---------------------------------------   -----------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                     NET ASSET          NET     SECURITIES                  DIVIDENDS
                                        VALUE,   INVESTMENT          (BOTH    TOTAL FROM     FROM NET   DISTRIBUTIONS
                                     BEGINNING       INCOME   REALIZED AND    INVESTMENT   INVESTMENT    FROM CAPITAL          TOTAL
                                     OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS       INCOME           GAINS  DISTRIBUTIONS
CALIFORNIA BOND FUND
Year Ended 8/31/04
Year Ended 8/31/03                  $    11.07         0.39          (0.22)         0.17         0.40            0.04           0.44
------------------------------------------------------------------------------------------------------------------------------------
9/10/01** Through 8/31/02           $    10.90         0.40           0.17          0.57         0.40              --           0.40
------------------------------------------------------------------------------------------------------------------------------------

INTERMEDIATE TAX FREE
INCOME FUND
12/31/03** Through 8/31/04
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY TAX FREE INCOME FUND
Year Ended 8/31/04
Year Ended 8/31/03                  $    10.36         0.30          (0.10)         0.20         0.32            0.17           0.49
------------------------------------------------------------------------------------------------------------------------------------
3/28/02** Through 8/31/02           $     9.84         0.12           0.53          0.65         0.13              --           0.13
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND
Year Ended 8/31/04
Year Ended 8/31/03                  $     7.45         0.26@         (0.10)         0.16         0.26              --!          0.26
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/02                  $     7.37         0.26@          0.10          0.36         0.27            0.01           0.28
------------------------------------------------------------------------------------------------------------------------------------
2/16/01** Through 8/31/01           $     7.22         0.15           0.15          0.30         0.15              --           0.15
------------------------------------------------------------------------------------------------------------------------------------

TAX FREE INCOME FUND
Year Ended 8/31/04
Year Ended 8/31/03                  $     6.66         0.26@         (0.12)         0.14         0.26            0.05           0.31
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/02                  $     6.57         0.28@          0.08          0.36         0.27              --           0.27
------------------------------------------------------------------------------------------------------------------------------------
2/16/01** Through 8/31/01           $     6.44         0.15           0.13          0.28         0.15              --           0.15
------------------------------------------------------------------------------------------------------------------------------------


 **  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
(b)  Amount rounds to less than one million.

                                   PER SHARE OPERATING PERFORMANCE:                   RATIOS/SUPPLEMENTAL DATA:
                                   --------------------------------       --------------------------------------------------
                                                                                             RATIOS TO AVERAGE NET ASSETS: #
                                                                                             -------------------------------
                                                                             NET ASSETS,
                                     NET ASSET                                    END OF
                                    VALUE, END                TOTAL               PERIOD                                 NET
                                     OF PERIOD               RETURN(1)(a)  (IN MILLIONS)                            EXPENSES
CALIFORNIA BOND FUND
Year Ended 8/31/04
Year Ended 8/31/03                   $   10.80                1.51%            $      22                               0.60%
----------------------------------------------------------------------------------------------------------------------------
9/10/01** Through 8/31/02            $   11.07                5.33%            $      23                               0.60%
----------------------------------------------------------------------------------------------------------------------------

INTERMEDIATE TAX FREE
INCOME FUND
12/31/03** Through 8/31/04
----------------------------------------------------------------------------------------------------------------------------

NEW JERSEY TAX FREE INCOME FUND
Year Ended 8/31/04
Year Ended 8/31/03                   $   10.07                1.92%            $       2                               1.00%
----------------------------------------------------------------------------------------------------------------------------
3/28/02** Through 8/31/02            $   10.36                6.67%            $      --(b)                            1.00%
----------------------------------------------------------------------------------------------------------------------------

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND
Year Ended 8/31/04
Year Ended 8/31/03                   $    7.35                2.15%            $      88                               0.75%
----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/02                   $    7.45                5.06%            $     107                               0.75%
----------------------------------------------------------------------------------------------------------------------------
2/16/01** Through 8/31/01            $    7.37                4.26%            $     117                               0.75%
----------------------------------------------------------------------------------------------------------------------------

TAX FREE INCOME FUND
Year Ended 8/31/04
Year Ended 8/31/03                   $    6.49                2.15%            $      52                               0.75%
----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/02                   $    6.66                5.64%            $      61                               0.75%
----------------------------------------------------------------------------------------------------------------------------
2/16/01** Through 8/31/01            $    6.57                4.46%            $      59                               0.75%
----------------------------------------------------------------------------------------------------------------------------

                                                              RATIOS/SUPPLEMENTAL DATA:
                                      ------------------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS: #
                                      ------------------------------------------------------------------------
                                                                                NET INVESTMENT
                                             NET              EXPENSES                  INCOME
                                      INVESTMENT      WITHOUT WAIVERS,        WITHOUT WAIVERS,    PORTFOLIO
                                          INCOME        REIMBURSEMENTS          REIMBURSEMENTS     TURNOVER
                                          (LOSS)  AND EARNINGS CREDITS    AND EARNINGS CREDITS         RATE(a)
CALIFORNIA BOND FUND
Year Ended 8/31/04
Year Ended 8/31/03                          3.56%                 1.16%                  3.00%          49%
----------------------------------------------------------------------------------------------------------------------------
9/10/01** Through 8/31/02                   3.70%                 1.23%                  3.07%          65%
----------------------------------------------------------------------------------------------------------------------------

INTERMEDIATE TAX FREE
INCOME FUND
12/31/03** Through 8/31/04
----------------------------------------------------------------------------------------------------------------------------

NEW JERSEY TAX FREE INCOME FUND
Year Ended 8/31/04
Year Ended 8/31/03                          2.87%                 3.13%                  0.74%          59%
----------------------------------------------------------------------------------------------------------------------------
3/28/02** Through 8/31/02                   3.16%                33.81%!!              (29.67%)!!       75%
----------------------------------------------------------------------------------------------------------------------------

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND
Year Ended 8/31/04
Year Ended 8/31/03                          3.45%                 1.07%                  3.13%          38%
----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/02                          3.58%                 1.09%                  3.24%          75%
----------------------------------------------------------------------------------------------------------------------------
2/16/01** Through 8/31/01                   4.10%                 1.21%                  3.64%          33%
----------------------------------------------------------------------------------------------------------------------------

TAX FREE INCOME FUND
Year Ended 8/31/04
Year Ended 8/31/03                          3.94%                 1.14%                  3.55%          36%
----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/02                          4.21%                 1.15%                  3.81%          94%
----------------------------------------------------------------------------------------------------------------------------
2/16/01** Through 8/31/01                   4.55%                 1.23%                  4.07%          57%
----------------------------------------------------------------------------------------------------------------------------


(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.
  !  Rounds to less than .005
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

CLASS B SHARES


                                                                   PER SHARE OPERATING PERFORMANCE:
                                    ------------------------------------------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                                 ---------------------------------------   -----------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                     NET ASSET          NET     SECURITIES                  DIVIDENDS
                                        VALUE,   INVESTMENT          (BOTH    TOTAL FROM     FROM NET   DISTRIBUTIONS
                                     BEGINNING       INCOME   REALIZED AND    INVESTMENT   INVESTMENT    FROM CAPITAL          TOTAL
                                     OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS       INCOME           GAINS  DISTRIBUTIONS
INTERMEDIATE TAX FREE
INCOME FUND
12/31/03** Through 8/31/04
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY TAX FREE INCOME FUND
Year Ended 8/31/04
Year Ended 8/31/03                  $    10.34         0.26          (0.12)         0.14         0.27            0.17           0.44
------------------------------------------------------------------------------------------------------------------------------------
3/28/02** Through 8/31/02           $     9.84         0.11           0.50          0.61         0.11              --           0.11
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND
Year Ended 8/31/04
Year Ended 8/31/03                  $     7.46         0.20@         (0.10)         0.10         0.20              --!          0.20
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/02                  $     7.38         0.21@          0.08          0.29         0.20            0.01           0.21
------------------------------------------------------------------------------------------------------------------------------------
2/16/01** Through 8/31/01           $     7.22         0.12           0.16          0.28         0.12              --           0.12
------------------------------------------------------------------------------------------------------------------------------------

TAX FREE INCOME FUND
Year Ended 8/31/04
Year Ended 8/31/03                  $     6.68         0.20@         (0.12)         0.08         0.21            0.05           0.26
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/02                  $     6.58         0.25@          0.05          0.30         0.20              --           0.20
------------------------------------------------------------------------------------------------------------------------------------
2/16/01** Through 8/31/01           $     6.44         0.12           0.14          0.26         0.12              --           0.12
------------------------------------------------------------------------------------------------------------------------------------


 **  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
(b)  Amount rounds to less than one million.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.
  !  Rounds to less than .005
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                                   PER SHARE OPERATING PERFORMANCE:                   RATIOS/SUPPLEMENTAL DATA:
                                   --------------------------------       --------------------------------------------------
                                                                                             RATIOS TO AVERAGE NET ASSETS: #
                                                                                             -------------------------------
                                                                             NET ASSETS,
                                     NET ASSET                                    END OF
                                    VALUE, END                TOTAL               PERIOD                                 NET
                                     OF PERIOD               RETURN(1)(a)  (IN MILLIONS)                            EXPENSES
INTERMEDIATE TAX FREE
INCOME FUND
12/31/03** Through 8/31/04
----------------------------------------------------------------------------------------------------------------------------

NEW JERSEY TAX FREE INCOME FUND
Year Ended 8/31/04
Year Ended 8/31/03                  $    10.04                1.31%             $      1                               1.50%
----------------------------------------------------------------------------------------------------------------------------
3/28/02** Through 8/31/02           $    10.34                6.20%             $     --(b)                            1.50%
----------------------------------------------------------------------------------------------------------------------------

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND
Year Ended 8/31/04
Year Ended 8/31/03                  $     7.36                1.34%             $     25                               1.55%
----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/02                  $     7.46                4.08%             $     21                               1.57%
----------------------------------------------------------------------------------------------------------------------------
2/16/01** Through 8/31/01           $     7.38                3.91%             $     12                               1.64%
----------------------------------------------------------------------------------------------------------------------------

TAX FREE INCOME FUND
Year Ended 8/31/04
Year Ended 8/31/03                  $     6.50                1.11%             $      6                               1.64%
----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/02                  $     6.68                4.69%             $      6                               1.64%
----------------------------------------------------------------------------------------------------------------------------
2/16/01** Through 8/31/01           $     6.58                4.13%             $      7                               1.64%
----------------------------------------------------------------------------------------------------------------------------

                                                              RATIOS/SUPPLEMENTAL DATA:
                                      ------------------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS: #
                                      ------------------------------------------------------------------------
                                                                                NET INVESTMENT
                                             NET              EXPENSES                  INCOME
                                      INVESTMENT      WITHOUT WAIVERS,        WITHOUT WAIVERS,   PORTFOLIO
                                          INCOME        REIMBURSEMENTS          REIMBURSEMENTS    TURNOVER
                                          (LOSS)  AND EARNINGS CREDITS    AND EARNINGS CREDITS        RATE (a)
INTERMEDIATE TAX FREE
INCOME FUND
12/31/03** Through 8/31/04
----------------------------------------------------------------------------------------------------------------------------

NEW JERSEY TAX FREE INCOME FUND
Year Ended 8/31/04
Year Ended 8/31/03                         2.44%                 4.96%                  (1.02%)         59%
----------------------------------------------------------------------------------------------------------------------------
3/28/02** Through 8/31/02                  2.72%                36.90%!!               (32.68%)!!       75%
----------------------------------------------------------------------------------------------------------------------------

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND
Year Ended 8/31/04
Year Ended 8/31/03                         2.64%                 1.57%                   2.62%          38%
----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/02                         2.74%                 1.59%                   2.72%          75%
----------------------------------------------------------------------------------------------------------------------------
2/16/01** Through 8/31/01                  3.21%                 1.72%                   3.13%          33%
----------------------------------------------------------------------------------------------------------------------------

TAX FREE INCOME FUND
Year Ended 8/31/04
Year Ended 8/31/03                         3.04%                 1.64%                   3.04%          36%
----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31/02                         3.31%                 1.65%                   3.30%          94%
----------------------------------------------------------------------------------------------------------------------------
2/16/01** Through 8/31/01                  3.66%                 1.74%                   3.56%          57%
----------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES


                                                                   PER SHARE OPERATING PERFORMANCE:
                                    ------------------------------------------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                                 ---------------------------------------   -----------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                     NET ASSET          NET     SECURITIES                  DIVIDENDS
                                        VALUE,   INVESTMENT          (BOTH    TOTAL FROM     FROM NET   DISTRIBUTIONS
                                     BEGINNING       INCOME   REALIZED AND    INVESTMENT   INVESTMENT    FROM CAPITAL          TOTAL
                                     OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS       INCOME           GAINS  DISTRIBUTIONS
INTERMEDIATE TAX FREE
INCOME FUND
12/31/03** Through 8/31/04
----------------------------------------------------------------------------------------------------------------------------

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND
Year Ended 8/31/04
1/31/03** Through 8/31/03           $     7.46         0.10@         (0.09)         0.01         0.11              --!          0.11
----------------------------------------------------------------------------------------------------------------------------


 **  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.
  !  Rounds to less than .005

                                   PER SHARE OPERATING PERFORMANCE:                 RATIOS/SUPPLEMENTAL DATA:
                                   --------------------------------       --------------------------------------------------
                                                                                             RATIOS TO AVERAGE NET ASSETS: #
                                                                                             -------------------------------
                                                                             NET ASSETS,
                                     NET ASSET                                    END OF
                                    VALUE, END               TOTAL               PERIOD                                 NET
                                     OF PERIOD              RETURN (1)(a)   (IN MILLIONS)                            EXPENSES
INTERMEDIATE TAX FREE
INCOME FUND
12/31/03** Through 8/31/04
----------------------------------------------------------------------------------------------------------------------------

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND
Year Ended 8/31/04
1/31/03** Through 8/31/03           $     7.36               0.17%              $      2                               1.55%
----------------------------------------------------------------------------------------------------------------------------

                                                              RATIOS/SUPPLEMENTAL DATA:
                                      ------------------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS: #
                                      ------------------------------------------------------------------------
                                                                                NET INVESTMENT
                                             NET              EXPENSES                  INCOME
                                      INVESTMENT      WITHOUT WAIVERS,        WITHOUT WAIVERS,   PORTFOLIO
                                          INCOME        REIMBURSEMENTS          REIMBURSEMENTS    TURNOVER
                                          (LOSS)  AND EARNINGS CREDITS    AND EARNINGS CREDITS        RATE (a)
INTERMEDIATE TAX FREE
INCOME FUND
12/31/03** Through 8/31/04
----------------------------------------------------------------------------------------------------------------------------

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND
Year Ended 8/31/04
1/31/03** Through 8/31/03                  2.40%                 1.57%                   2.38%          38%
----------------------------------------------------------------------------------------------------------------------------

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


If you buy shares through an institution you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File No. is 811-7841 for all Funds except JPMorgan California Bond Fund, whose file No. is 811-7795


(C) JPMorgan Chase & Co. All Rights Reserved. December 2004

PR-TFAB-1204

JPMORGAN FUNDS



PROSPECTUS DECEMBER 27 2004


[GRAPHIC]

JPMORGAN TAX FREE FUNDS

INSTITUTIONAL CLASS SHARES

CALIFORNIA BOND FUND

INTERMEDIATE TAX FREE INCOME FUND

NEW YORK INTERMEDIATE TAX FREE INCOME FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JP MORGAN FLEMING ASSET MANAGEMENT LOGO]

[JP MORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


California Bond Fund                                                           1

Intermediate Tax Free Income Fund                                              7

New York Intermediate Tax Free Income Fund                                    13

The Funds' Management and Administration                                      19

How to Do Business with the Funds                                             21

    Purchasing Fund Shares                                                    21

    Shareholder Servicing Fee                                                 24

    Exchanging Fund Shares                                                    24

    Redeeming Fund Shares                                                     25

Shareholder Information                                                       27

    Distributions and Taxes                                                   27

    Availability of Proxy Voting Record                                       27

    Portfolio Holdings Disclosure                                             28

Future Changes to Certain Information
    Concerning the Funds                                                      29

Investments                                                                   40

Risk and Reward Elements                                                      42

Financial Highlights                                                          46

How To Reach Us                                                       BACK COVER

JPMORGAN CALIFORNIA BOND FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL
AS FUND STRATEGIES, PLEASE SEE PAGES     .


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE HIGH AFTER-TAX TOTAL RETURN FOR CALIFORNIA RESIDENTS CONSISTENT WITH MODERATE RISK OF CAPITAL.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund seeks investments that also provide high current income. Municipal securities in which the Fund can invest include those issued by the State of California, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. Because the Fund's objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.


The Fund's securities may be of any maturity, but under normal circumstances the Fund's duration will generally range between three and seven years, similar to that of the Lehman California Competitive Intermediate Bond Index (1-17) (also known as the Lehman 1-17 Year California Municipal Bond Index) (which currently has a duration of 5.42 years).

At least 90% of the Fund's total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Rating (Fitch). The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.


There may be times when there are not enough municipal securities available to meet the Fund's needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund's share price and total return will vary in response to changes in interest rates. How the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. Consult your tax advisor for more information.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls or regulations that do not match U.S. standards.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

- want an income that is exempt from federal, state, and local (if applicable) personal income taxes in California

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year, five years and life of the Fund. It compares that performance to the Lehman California Competitive Intermediate Bond Index (1-17), a broad-based securities market index, and the Lipper California Municipal Debt Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1997       7.72%
1998       5.60%
1999      -0.61%
2000      10.18%
2001       4.57%
2002       8.08%
2003       3.76%

BEST QUARTER 3rd quarter, 2002          4.43%
WORST QUARTER 2nd quarter, 1999        -2.03%


The Fund's year-to-date total return as of 9/30/04 was 2.21%


*    The Fund commenced operations as of 12/23/96.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003(1)



                                                                 PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Return Before Taxes                                                      3.76            5.13            5.59
Return After Taxes on Distributions                                      3.32            4.99            5.47
Return After Taxes on Distributions and Sale of Fund Shares              4.14            4.94            5.36

LEHMAN CALIFORNIA COMPETITIVE INTERMEDIATE BOND INDEX (1-17)
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                     4.30            5.36            5.91

LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                       4.56            4.86            5.68


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) The Fund commenced operation on 12/23/96. Performance for the benchmark is from 12/31/96.


^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                 0.30
DISTRIBUTION (RULE 12b-1) FEES                                                  NONE
SHAREHOLDER SERVICE FEES                                                        0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                       (   )

NET EXPENSES(2)                                                                 0.50


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                         1 YEAR        3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL
AS FUND STRATEGIES, PLEASE SEE PAGES   .


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE MONTHLY DIVIDENDS, WHICH ARE EXCLUDED FROM GROSS INCOME, AND TO PROTECT THE VALUE OF YOUR INVESTMENT BY INVESTING PRIMARILY IN MUNICIPAL OBLIGATIONS.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


The Fund invests in securities that are rated as investment grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.


The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

-  want an income that is exempt from federal investment income taxes

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities index, and the Lipper Intermediate Municipal Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994    -3.96%
1995    14.39%
1996     3.76%
1997     8.21%
1998     6.56%
1999    -0.55%
2000     8.56%
2001     4.82%
2002     9.40%
2003     4.12%

BEST QUARTER 1st quarter, 1995           5.92%
WORST QUARTER 1st quarter, 1994         -3.52%


The Fund's year-to-date total return as of 9/30/04 was 1.94%.


* The performance in the table before the Institutional Class Shares were launched on 9/10/01 and the performance in the bar chart prior to 1/1/02 are based on the historical performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The performance of the Fund prior to 1/1/97 is based on the performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                     4.12            5.22             5.42
Return After Taxes on Distributions                                     3.96            5.11              N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares             4.16            5.03              N/A(1)

LEHMAN COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                    4.85            5.69             5.80

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                      4.36            4.90             5.01


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.


^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                      0.30
DISTRIBUTION (RULE 12b-1) FEES                                       NONE
SHAREHOLDER SERVICE FEES                                             0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                            (   )

NET EXPENSES(2)                                                      0.50


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                    1 YEAR     3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND THEIR MAIN RISKS,
AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES   .


THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE MONTHLY DIVIDENDS THAT ARE EXCLUDED FROM GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES AND ARE EXEMPT FROM NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES. IT ALSO SEEKS TO PROTECT THE VALUE OF YOUR INVESTMENT.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes, and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed-income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in New York State and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. Consult your tax advisor for more information.


Since some municipal obligations may be secured or guaranteed by banks and other institutions the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.


The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the

Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

- want an income that is exempt from federal, state, and local (if applicable) personal income taxes in New York

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman NY Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities index, and the Lipper New York Intermediate Municipal Debt Funds Average, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994    -5.81%
1995    15.42%
1996     3.06%
1997     8.46%
1998     6.45%
1999    -1.41%
2000     9.93%
2001     4.15%
2002     9.00%
2003     4.39%

BEST QUARTER 1st quarter, 1995           5.82%
WORST QUARTER 1st quarter, 1994         -4.27%


The Fund's year-to-date total return as of 9/30/04 was 2.09%.


* The performance in the table before the Institutional Class Shares were launched on 9/10/01 and the performance in the bar chart prior to 1/1/02 are based on the historical performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The performance of the Fund prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                     4.39            5.15             5.22
Return After Taxes on Distributions                                     4.13            5.09              N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares             4.42            4.99              N/A(1)

LEHMAN NY COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES
INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^              4.94            5.66             5.98

LIPPER NEW YORK INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE
(REFLECTS NO DEDUCTION FOR TAXES)^                                      3.94            4.89             4.87


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.


^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                      0.30
DISTRIBUTION (RULE 12b-1) FEES                                       NONE
SHAREHOLDER SERVICE FEES                                             0.10
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                            (   )

NET EXPENSES(2)                                                      0.50


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                    1 YEAR     3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The California Bond Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The Intermediate Tax Free Income Fund and the New York Intermediate Tax Free Income Fund are series of J.P. Morgan Mutual Fund Select Trust, a Massachusetts business trust. The trusts are both governed by the same trustees. The trustees are responsible for overseeing all business activities. Certain changes to the organization of these trusts are being proposed for shareholder approval. For information about these proposed changes, see "Future Changes to Certain Information Concerning the Funds" below.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-348-4782 to obtain more information concerning all of the Funds' share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                               %
----------------------------------------------------
California Bond Fund                            0.30

Intermediate Tax Free Income Fund               0.30

New York Intermediate Tax Free Income Fund      0.30


PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM.


FUND MANAGER COMPENSATION
All of the portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Funds they help manage.


THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

Through February 18, 2005, JPMorgan Chase Bank, N.A. (JPMorgan Chase Bank) will provide administrative services and oversee each Fund's other service providers. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' administrator and will provide administrative services and oversee each Fund's other service providers. The Funds' administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.10% annual fee to such entities for performing shareholder and administrative services.


Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' shareholder servicing agent. For more information regarding the transitions of the administrator and the shareholder servicing agent, read "Future Changes to Certain Information Concerning the Funds" below.


THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (Distributor) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the distributor for the Funds.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee, any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your investment representative (Financial Intermediary). Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will typically be held for you by the Financial Intermediary; and

-  Directly from the Funds through the JPMorgan Funds Service Center.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only, purchase orders accepted by a Fund or an authorized agent of a Fund before 4:00 p.m. Eastern Time (ET) will be effective that day. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by a Fund or an authorized agent of a Fund after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded. Therefore, certificates will not be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund (Short-Term Bond Funds) and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Investors must buy a minimum of $3,000,000 worth of Institutional Class Shares in a Fund to open an account. An investor can combine purchases of Institutional Class Shares, of other JPMorgan Funds (except for money market funds) in order to meet the minimum. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-348-4782.

If you are purchasing shares directly from the Funds, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you choose to pay by wire, please call 1-800-348-4782 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, NA
ATTN: ______________________
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
 (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ Corporation)

Make your check out to JPMORGAN FUNDS in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party checks" and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- How do I redeem shares?"

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. ET on the settlement date.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

If you have any questions, contact your Financial Intermediary or call 1-800-348-4782.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, NA
ATTN: ______________________
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
 (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ Corporation)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

SHAREHOLDER SERVICING FEES
JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder servicing fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. Any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at its or their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Beginning 15 days after you buy your shares, you may exchange your shares for shares of the same class or Ultra Shares certain other JPMorgan Funds. You will need to meet any investment minimum requirements.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-348-4782.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business.

Redemption requests received by a Fund or an authorized agent of a Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day.

All required documentation in the proper form must accompany a redemption request. The Funds may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

Unless you indicated otherwise on your account application, you may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address or payee of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Funds.

You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described.

WHAT WILL MY SHARES BE WORTH?
If the Fund or an authorized agent of the Fund receives your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption request is received.

CAN I REDEEM BY TELEPHONE?
Yes, unless you indicated otherwise on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Fund.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

The Statement of Additional Information offers more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION


DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Funds declare dividends daily and distribute any net investment income (other than short-term capital gains) at least monthly. Effective from and after January 1, 2005, each Fund will generally declare dividends on the last business day of each month and pay such dividends on the first business day of the following month. Net capital gain is distributed annually. You have three options for your distributions. You may:


-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the California Bond Fund, California residents will not have to pay California personal income taxes on dividends of tax-exempt income from California municipal obligations. Similarly, for the New York Intermediate Tax Free Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on dividends of tax-exempt income from New York municipal obligations. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Funds' at www.jpmorganfunds.com no later than August 31 of each year. Each Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Funds' top ten holdings as of the last day of each month and each calendar quarter are posted on its website at www.jpmorganfunds.com, 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-348-4782.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS

On July 1, 2004, Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation (BOIA), one Group Dealer Services, Inc. (Distributor), and One Group Administrative Services, Inc. (OGA) merged into JPMorgan Chase & Co. BOIA, the Distributor and OGA are the investment adviser, the distributor and the administrator, respectively, to One Group Mutual Funds. As a consequence of the merger, on that date BOIA, OGA and the Distributor became affiliates of both J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Chase Bank. JPMIM is the investment adviser to the JPMorgan Funds, and JPMorgan Chase Bank is the administrator, shareholder servicing agent and custodian to the JPMorgan Funds.

As a result of these new affiliations, steps to integrate to the greatest extent possible the operations of One Group Mutual Funds and the JPMorgan Funds have been actively considered over the course of the past several months in order to take advantage of potential operational and administrative efficiencies and to eliminate overlapping or duplicative product offerings. At Board meetings held in June and July 2004, BOIA, OGA, JPMIM and JPMorgan Chase Bank discussed various aspects of the proposed integration plan with the Board of Trustees of One Group Mutual Funds and the Board of Directors and Boards of Trustees, as applicable (Boards), of the JPMorgan Funds, respectively. At meetings held in August 2004, BOIA and OGA made proposals to the Board of Trustees of One Group Mutual Funds and JPMIM and JPMorgan Chase Bank made proposals to the Boards of the JPMorgan Funds in order to seek to achieve those goals. BOIA and JPMIM, however, will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide investment advisory services to the One Group Funds and the JPMorgan Funds.

On August 12, 2004, the Board of Trustees of One Group Mutual Funds, and on August 19, 2004, the Boards of the JPMorgan Funds, approved a series of initiatives that are designed to: (i) integrate the operations of the two fund complexes; (ii) streamline the operations and product offerings of the two fund complexes; and (iii) take advantage of potential economies of scale. The integration of the two fund complexes will include, among other things, (i) adopting a common fee structure; (ii) eliminating overlapping or duplicative Funds; (iii) redomiciling each fund complex to a single jurisdiction and single form of declaration of trust; (iv) electing a single board of trustees and senior officers; (v) proposing certain changes to fundamental investment policies of some of the JPMorgan Funds and all of the One Group Funds; (vi) engaging a common set of service providers; and (vii) conforming redemption fee practices.

- COMMON FEE STRUCTURE: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved a series of proposals designed to facilitate the integration of One Group Mutual Funds with the JPMorgan Funds into an integrated fund complex in which all of the Funds have a common pricing structure. The pricing changes, which go into effect on February 19, 2005 unless specifically indicated otherwise below include the following:

   - Lowering the investment advisory fees applicable to many of the One Group Funds and all of the JPMorgan money market funds. Some of these lower advisory fees for certain of the One Group Funds, which will go into effect prior to February 19, 2005, are also the result of the commitments made by BOIA to reduce its management fees for certain One Group Funds in the settlement agreement with the New York Attorney General;

   - Lowering the fees payable to the Distributor under Distribution and Shareholder Services Plans with respect to the Class A, Class B and Class C shares of the One Group Funds such that the Rule 12b-1 fee applicable to Class A shares is lowered from 0.35% of average daily net assets of the Class A shares to 0.25% of average daily net assets of the Class A shares and the Rule 12b-1 fee applicable to Class B and C shares is lowered from 1.00% of the average daily net assets of the Class B and C shares to 0.75% of average daily net assets of the Class B and C shares. At the same time, shareholder servicing activities will be removed from each of those Distribution and Shareholder Services Plans;

   - Eliminating the current Shareholder Services Plan that applies with respect to the Administrative Class and Class S shares of the One Group Funds and replacing it with a non-Rule 12b-1 shareholder servicing fee paid pursuant to a Shareholder Services Agreement with One Group Dealer Services, Inc.;

   - With regard to One Group Mutual Funds, imposing a separate non-Rule 12b-1 shareholder servicing fee, paid pursuant to a Shareholder Servicing Agreement with One Group Dealer Services, Inc., at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares;

   - With regard to the JPMorgan Funds, increasing the existing shareholder services fees by 0.05% with respect to each of the following classes of shares of the JPMorgan money market funds: Agency, Cash Management, Premier and Reserve;

   - With regard to the Class A shares of the JPMorgan Funds, adopting the initial sales charge schedule currently in effect for the One Group Funds. This will generally mean that the initial sales charge on Class A shares of the JPMorgan Funds will be decreasing. For example, on JPMorgan equity funds, the initial sales charge will be decreasing from 5.75% of the offering price to 5.25% of the offering price;

   - Lowering the administration fee applicable to One Group Mutual Funds by adopting the complex-wide fee structures for administration services currently utilized by the JPMorgan Funds. Since both the One Group Funds and the JPMorgan Funds will be applying the complex-wide fee structures, the administration fees applicable to the JPMorgan Funds will be lower as well; and

   - Charging custody, fund accounting and transfer agency fees to both the One Group Mutual Funds and the JPMorgan Funds pursuant to a common fee schedule.

BOIA, JPMIM, OGA and the Distributor have contractually agreed to waive or reduce their fees or reimburse the expenses of each class of shares of One Group Mutual Funds and the JPMorgan Funds, as needed, in order to assure that, for the Acquired Funds listed in the table below, the Net Expense level for the Funds following the mergers is at least as low as the Net Expense level currently in effect, if not lower, with the few exceptions discussed here. The Net Expense level for shares of the JPMorgan Liquid Assets Money Market Fund will be equal to, or lower than in the case of the Institutional Class shares, the contractual expense limitation currently in effect, although it will be higher than the net expenses as a result of voluntary fee waivers and reimbursements currently being made by JPMIM. The Net Expense level for the Agency class shares of JPMorgan Treasury Plus Money Market Fund and the Select class shares of JPMorgan Prime Money Market Fund will be increasing by 0.01% and the Net Expense level for the Class S shares of One Group Institutional Prime Money Market Fund will be increasing by 0.04%. The Net Expense levels for all other Funds will be the same or lower than the contractual caps currently in effect. Although gross expense levels (i.e., expenses before waivers or reimbursements) for certain classes of certain Funds may increase as a result of these changes, the contractual fee waivers or reductions and expense reimbursements will continue in effect for at least one year from February 18, 2005.

- ELIMINATION OF OVERLAPPING OR DUPLICATIVE PRODUCT OFFERINGS: As part of the plan to integrate the two fund complexes, BOIA and JPMIM undertook a review of their various product offerings to determine whether there would be any overlapping or duplicative product offerings following the integration of the two fund complexes. At the Board meetings held August 12, 2004 and August 19, 2004, BOIA and JPMIM each recommended a series of individual fund mergers. After determining that (1) the investment objectives, investment policies, investment strategies and investment restrictions of the Funds subject to each proposed merger transaction were compatible, (2) each of the proposed mergers would be in the best interests of each affected Fund and its shareholders, and (3) each of the proposed mergers would not result in the dilution of the interests of the Funds or their shareholders, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved the following merger transactions:



ACQUIRED FUNDS                                    ACQUIRING FUNDS
JPMorgan Bond                    MERGES WITH      One Group Bond Fund
Fund II (a series of              AND INTO        (a series of One
J.P. Morgan Mutual                                Group Mutual Funds)
Fund Select Group)

JPMorgan Equity                  MERGES WITH      One Group Large Cap
Growth Fund (a                    AND INTO        Growth Fund (a series
series of J.P. Morgan                             of One Group Mutual
Mutual Fund                                       Funds)
Investment Trust)

JPMorgan Equity                  MERGES WITH      One Group Equity
Income Fund (a                    AND INTO        Income Fund (a series
series of J.P. Morgan                             of One Group Mutual
Mutual Fund                                       Funds)
Investment Trust)

JPMorgan Global 50               MERGES WITH      JPMorgan Fleming
Fund (a series of                 AND INTO        International
J.P. Morgan Series                                Opportunities Fund (a
Trust)                                            series of J.P. Morgan
                                                  Institutional Funds)

JPMorgan Liquid                  MERGES WITH      One Group Prime
Assets Money Market               AND INTO        Money Market Fund
Fund (a series of                                 (a series of One
J.P. Morgan Mutual                                Group Mutual Funds)
Fund Trust)

JPMorgan Strategic               MERGES WITH      JPMorgan Global
Income Fund (a                    AND INTO        Strategic Income
series of J.P. Morgan                             Fund (a series of
Mutual Fund Group)                                J.P. Morgan
                                                  Institutional Funds)

JPMorgan Tax Free                MERGES WITH      One Group Tax-Free
Income Fund (a                    AND INTO        Bond Fund (a series
series of J.P. Morgan                             of One Group Mutual
Mutual Fund Select                                Funds)
Trust)

JPMorgan Treasury                MERGES WITH      One Group U.S.
Plus Money Market                 AND INTO        Treasury Securities
Fund (a series of                                 Money Market Fund
J.P. Morgan Mutual                                (a series of One
Fund Trust)                                       Group Mutual Funds)

JPMorgan U.S.                    MERGE WITH       One Group
Government Money                  AND INTO        Government Money
Market Fund (a series                             Market Fund (a series
of J.P. Morgan Mutual                             of One Group
Fund Trust)                                       Mutual Funds)
One Group U.S.
Government
Securities Money
Market Fund (a
series of One
Group Mutual Funds)

JPMorgan U.S.                    MERGE WITH       One Group Small Cap
Small Company                     AND INTO        Growth Fund
Opportunities Fund                                (a series of One
(a series of                                      Group Mutual Funds)
J.P. Morgan Funds)
JPMorgan Small Cap
Growth Fund (a
series of J.P. Morgan
Fleming Mutual
Fund Group, Inc.)

JPMorgan U.S.                    MERGES WITH      One Group
Treasury Income                   AND INTO        Government Bond
Fund (a series of                                 Fund (a series of
J.P. Morgan Mutual                                One Group Mutual
Fund Group)                                       Funds)

One Group Balanced               MERGES WITH      JPMorgan Diversified
Fund (a series of                 AND INTO        Fund (a series of
One Group Mutual                                  J.P. Morgan
Funds)                                            Institutional Funds)

One Group                        MERGES WITH      JPMorgan U.S. Equity
Diversified Equity                 AND INTO       Fund (a series of
Fund (a series of One                             J.P. Morgan
Group Mutual Funds)                               Institutional Funds)

One Group                        MERGES WITH      JPMorgan Fleming
Diversified                        AND INTO       International Equity
International Fund                                Fund (a series of
(a series of One                                  J.P. Morgan Mutual
Group Mutual Funds)                               Fund Select Group)

One Group Health                 MERGES WITH      JPMorgan Global
Sciences Fund                      AND INTO       Healthcare Fund (a
(a series of One                                  series of J.P. Morgan
Group Mutual Funds)                               Series Trust)

ACQUIRED FUNDS                                    ACQUIRING FUNDS
One Group                        MERGES WITH      JPMorgan Prime
Institutional Prime                AND INTO       Money Market
Money Market Fund                                 Fund (a series of
(a series of One                                  J.P. Morgan Mutual
Group Mutual Funds)                               Fund Trust)

One Group                        MERGES WITH      JPMorgan
Intermediate Tax-                  AND INTO       Intermediate Tax Free
Free Bond Fund (a                                 Income Fund (a series
series of One Group                               of J.P. Morgan
Mutual Funds)                                     Mutual Fund Select
                                                  Trust)

One Group Treasury               MERGES WITH      JPMorgan 100%
Only Money Market                  AND INTO       U.S. Treasury
Fund (a series of                                 Securities Money
One Group Mutual                                  Market Fund (a series
Funds)                                            of J.P. Morgan Mutual
                                                  Fund Trust)



Each of the individual merger transactions above is subject to the approval of shareholders of the Acquired Fund at a shareholder meeting scheduled to be held on January 20, 2005. Each of the mergers listed above, if approved by shareholders, is expected to close on February 18, 2005, or such later date as the parties to each such transaction shall agree.

In the case of each merger listed above, if such merger is approved by the shareholders of the Acquired Fund, each Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of the net assets of each Acquired Fund being transferred. Following the transfer, each shareholder of the Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of that shareholder's Acquired Fund shares. The closing of each merger will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed merger will qualify as a tax-free reorganization for federal income tax purposes.

- REDOMICILIATION AS A DELAWARE STATUTORY TRUST: On August 12, 2004, the Board of One Group Mutual Funds approved the reorganization and redomiciliation of One Group Mutual Funds into a Delaware statutory trust to be known as JPMorgan Trust II. On August 19, 2004, the Boards of the JPMorgan Funds approved the reorganization and redomiciliation of the JPMorgan Funds into a Delaware statutory trust to be known as JPMorgan Trust I. Each of these Board approvals is subject to the approval of the reorganization and redomiciliation transaction by shareholders of the affected Funds at shareholder meetings scheduled to be held on January 20, 2005. If approved, the reorganization and redomiciliation transactions are expected to close on or about February 19, 2005.

- ELECTION OF A SINGLE BOARD OF TRUSTEES: At the meeting of shareholders of One Group Mutual Funds and the JPMorgan Funds scheduled to be held on January 20, 2005, shareholders of both One Group Mutual Funds and the JPMorgan Funds will be asked to elect a 13-member Board of Trustees comprised of five of the current seven members of the Board of One Group Mutual Funds and eight of the current 10 members of the Boards of the JPMorgan Funds. If elected by shareholders of One Group Mutual Funds and shareholders of the JPMorgan Funds, this 13-member Board of Trustees will take office effective February 19, 2005 and will oversee all of One Group Mutual Funds and the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be asked to amend the Declaration of Trust of One Group Mutual Funds to allow for a Board with more than 10 members.

- FUNDAMENTAL INVESTMENT POLICIES AND/OR RESTRICTIONS: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the respective Boards of the JPMorgan Funds voted to recommend that shareholders of the Funds approve the amendment of certain of the Funds' fundamental investment policies and/or restrictions. The Board of Trustees of One Group Mutual Funds also voted to recommend the elimination of certain fundamental investment restrictions that are not required by the Investment Company Act of 1940, as amended (1940 Act). The proposed changes in the Funds' fundamental investment policies and/or restrictions are intended to simplify, streamline and standardize certain fundamental investment policies and/or restrictions of the Funds that are required under the 1940 Act, while at the same time providing added flexibility to respond to future legal, regulatory, market or technical changes.

   Although the proposed changes in certain fundamental investment policies and/or restrictions of some or all of the Funds will allow the affected Funds greater flexibility to respond to future investment opportunities, BOIA and JPMIM have indicated to the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds, respectively, that they do not anticipate that the changes, either individually or in the aggregate, will result in any material change in the level of investment risk associated with investing in the affected Funds or the manner in which the affected Funds are managed. Shareholders of the affected Funds will be asked to vote on these proposals at shareholder meetings scheduled to be held January 20, 2005.

- COMMON SERVICE PROVIDERS: By February 19, 2005, One Group Mutual Funds and the JPMorgan Funds will have the same administrator, distributor, shareholder servicing agent, transfer and dividend distribution agent, custodian and fund accounting agent. This will mean certain new service providers for both One Group Mutual Funds and the JPMorgan Funds.

   - INVESTMENT ADVICE. As mentioned above, each Fund will continue to contract for investment advisory services from its current investment adviser, as described in the current prospectus, except that JPMIM will serve as investment advisor to the One Group International Equity Index Fund if a new Investment Advisory Agreement with JPMIM is approved by the shareholders of the One Group International Equity Index Fund.

   - ADMINISTRATION. One Group Mutual Funds will continue to have its current administrator, OGA, as its administrator. The JPMorgan Funds will change their administrator to OGA effective February 19, 2005. The new fee rate for most equity and fixed income funds, which is the same as the fee rate currently in place for the equity and fixed income JPMorgan Funds, will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the series of One Group Mutual Funds and JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the 1940 Act (Money Market Funds)); and 0.075% of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the Money Market Funds) over $25 billion. The new fee rate for Money Market Funds, which is the same as the fee rate in place currently for the JPMorgan Funds that are Money Market Funds, will be computed daily and paid monthly, at an annual rate of 0.10% on the first $100 billion of the average daily net assets of the Money Market Funds and 0.05% of the average daily net assets of the Money Market Funds over $100 billion. The fee rates for the One Group Investor Funds, the JPMorgan Growth and Income Fund, the JPMorgan Select Growth and Income Fund and the Growth and Income Portfolio will remain the same. All shareholders servicing and fund accounting activities currently provided under the Management and Administration Agreement with OGA will be removed from that Agreement and instead will be put into separate agreements with other service providers as described below.

   - DISTRIBUTION. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the continuation of One Group Dealer Services, Inc., as the distributor of One Group Mutual Funds, following the integration transactions. On August 19, 2004, the Board of the JPMorgan Funds approved the appointment of One Group Dealer Services, Inc. as distributor of the JPMorgan Funds effective February 19, 2005.

   - SHAREHOLDER SERVICING. Beginning February 19, 2005, One Group Dealer Services, Inc. will begin providing certain shareholder services to One Group Mutual Funds and the JPMorgan Funds under separate Shareholder Servicing Agreements with the Funds. Most of the shareholder servicing activities that will be provided under the Shareholder Servicing Agreement with One Group Dealer Services, Inc. are currently provided to One Group Mutual Funds under the shareholder servicing portion of the Distribution and Shareholder Services Plans, provided such services are not distribution-related, under Shareholder Servicing Plans, or under the Management and Administration Agreement with OGA. For the JPMorgan Funds, the Shareholder Servicing Agreement with One Group
      Dealer Services, Inc. will replace the existing shareholder servicing agreements that are currently in place with JPMorgan Chase Bank, an affiliate of One Group Dealer Services, Inc. Under the Shareholder Servicing Agreements, One Group Dealer Services, Inc. will receive a fee at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares. One Group Dealer Services, Inc. will enter into shareholder servicing contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which One Group Dealer Services, Inc. will pay all or a portion of the annual fee to such financial intermediaries for performing such services.

   - TRANSFER AGENCY. On August 12, 2004, the Board of One Group Mutual Funds approved an agreement with Boston Financial Data Services, Inc. (BFDS) to act as the Funds' transfer and dividend distribution agent. On August 19, 2004, the Boards of the JPMorgan Funds also approved an agreement with BFDS to act as the Funds' transfer and dividend distribution agent following the integration transactions. The transition to BFDS from the Funds' current transfer and dividend distribution agents, State Street Bank and Trust Company in the case of One Group Mutual Funds and DST Systems, Inc. in the case of the JPMorgan Funds, each an affiliate of BFDS, is expected to be completed February 2005. Shareholders should not experience any differences in the level or quality of services received as a result of this transition.

   - CUSTODY. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved an agreement with JPMorgan Chase Bank, an affiliate of BOIA, JPMIM, OGA and the Distributor to act as the Funds' custodian. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the cus todian for the JPMorgan Funds following the integration transactions. The transition to JPMorgan Chase Bank from State Street Bank and Trust Company, the current custodian for One Group Mutual Funds, is expected to be completed in December 2004. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

   - SECURITIES LENDING. Currently, Bank One Trust Company, N.A. serves as sub-custodian for One Group Mutual Funds in connection with their securities lending activities and receives a fee for those services. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds. JPMorgan Chase Bank will continue as the securities lending agent for the JPMorgan Funds following the integration transaction. The transition from Bank One Trust Company, N.A. to JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds is expected to begin in October 2004 and be completed in December 2004. Both Bank One Trust Company, N.A. and JPMorgan Chase Bank are affiliates of BOIA, JPMIM, OGA and the Distributor. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

   - FUND ACCOUNTING. Currently, fund accounting services for One Group Mutual Funds are provided by OGA under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the transition of the fund ac counting services to JPMorgan Chase Bank, effective February 19, 2005. As a result of this appointment, effective February 19, 2005, the fund accounting fees will be charged directly to the One Group Funds. Shareholders of One Group Mutual Funds should not experience any differences in the level or quality of services received as a result of this transition. On August
      19, 2004, the Boards of the JPMorgan

      Funds approved the continuation of JPMorgan Chase Bank as the fund accounting agent for the JPMorgan Funds.

- COMMON METHODS OF DOING BUSINESS WITH THE FUNDS: As a result of the changes in service providers, by February 19, 2005, there will be no difference between the way shareholders do business with One Group Mutual Funds and the way shareholders do business with the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be able to exchange their shares of One Group Mutual Funds for shares of JPMorgan Funds, subject to generally applicable restrictions, and shareholders of JPMorgan Funds will have the same exchange privileges. In addition, shareholders of One Group Mutual Funds will be able to count purchases of JPMorgan Fund shares, and shareholders of the JPMorgan Funds will be able to count purchases of One Group Mutual Funds shares, toward fulfillment of letters of intent or statements of intention and toward the right of accumulation or cumulative quantity discount to the same extent that they can currently count purchases of shares of One Group Mutual Funds or the JPMorgan Funds, respectively. Shares of the JPMorgan Funds and One Group Mutual Funds count under letters of intent and statements of intention for both the One Group Mutual Funds and the JPMorgan Funds.

- REDEMPTION FEES: The Board of Trustees of One Group Mutual Funds approved the elimination of the 2% redemption fee on the One Group Market Neutral Fund effective for sales of shares after October 28, 2004. For sales of shares of One Group Market Neutral Fund prior to October 28, 2004, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

   For shares of the following One Group Funds, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to the exceptions noted in the applicable prospectuses:
   One Group Diversified International Fund, One Group Health Sciences Fund, One Group High Yield Bond Fund, One Group International Equity Index Fund and One Group Technology Fund. With respect to purchases of shares of those Funds prior to October 28, 2004, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

   On August 19, 2004, the Boards of certain of the JPMorgan Funds approved the imposition of a redemption fee on shares of certain Funds purchased after February 18, 2005. For shares of the JPMorgan Funds listed below purchased after February 18, 2005, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to certain exceptions which will be noted in the applicable prospectuses.

   JPMorgan Fleming Asia Equity Fund

   JPMorgan Fleming Emerging Markets Debt Fund

   JPMorgan Fleming Emerging Markets Equity Fund

   JPMorgan Fleming International Equity Fund

   JPMorgan Fleming International Growth Fund

   JPMorgan Fleming International Opportunities Fund

   JPMorgan Fleming International Small Cap Equity Fund

   JPMorgan Fleming International Value Fund

   JPMorgan Fleming Intrepid European Fund

   JPMorgan Fleming Japan Fund

   JPMorgan Fleming Tax Aware International Opportunities Fund

   JPMorgan Global 50 Fund

   JPMorgan Global Healthcare Fund

   JPMorgan Global Strategic Income Fund

FEES AND EXPENSES
EFFECTIVE FEBRUARY 19, 2005, EACH FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLES BELOW. THE INFORMATION IS BASED ON ESTIMATED AMOUNTS FOR THE PERIOD COMMENCING ON FEBRUARY 19, 2005 AND ENDING ON DECEMBER 31, 2006. WITH RESPECT TO THE JPMORGAN INTERMEDIATE TAX FREE INCOME, THE FEES AND EXPENSES SHOWN REFLECT THE FEES AND EXPENSES OF THIS FUND ASSUMING THAT THE MERGERS INVOLVING THIS FUND DESCRIBED ABOVE DOES NOT OCCUR.

                              CALIFORNIA BOND FUND

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                                             0.30

DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                   (   )

NET EXPENSES(2)                                                             0.50



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                        INTERMEDIATE TAX FREE INCOME FUND

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                                             0.30
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                   (   )

NET EXPENSES(2)                                                             0.50



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.



                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

                   NEW YORK INTERMEDIATE TAX FREE INCOME FUND

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                                             0.30

DISTRIBUTION (RULE 12b-1) FEES                                              None
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                   (   )

NET EXPENSES(2)                                                             0.50



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.



                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of OGDS, OGA and BOIA, the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. OGDS and OGA became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including OGDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds investment advisers (e.g., BOIA) and distributor (i.e., OGDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys fees.

JPMORGAN TAX FREE FUNDS

INVESTMENTS

This table discusses the customary types of investments which can be held by each Fund. In each case the related types of risk are NEW YORK listed on the following page (see below for definitions). This table reads across two pages

                                                               /X/ Permitted
                                                               / / Not permitted


                                                                                                      INTERMEDIATE    INTERMEDIATE
                                                                                       CALIFORNIA       TAX FREE        TAX FREE
                                                      RELATED TYPES OF RISK              BOND            INCOME          INCOME
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of      credit, interest rate,            /X/             /X/              /X/
payments from specific assets, such as auto or        market, prepayment
credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit,  credit, currency,                 /X/Domestic     / /Domestic      /X/Domestic
time deposits and bankers' acceptances of domestic    liquidity, political                 only            only             only
and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by  credit, currency, interest        /X/             /X/              /X/
domestic and foreign banks or corporations. These     rate, liquidity, market,
securities are usually discounted and are rated by    political
S&P, Moody's or another nationally recognized
statistical rating organization.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument    credit, environmental,            /X/             /X/              /X/
which gives the lender a lien on property as          extension, interest rate,
security for the loan payment.                        liquidity, market, natural
                                                      event, political,
                                                      prepayment, valuation

PRIVATE PLACEMENTS Bonds or other investments that    credit, interest rate,            /X/             /X/              /X/
are sold directly to an institutional investor.       liquidity, market,
                                                      valuation

REPURCHASE AGREEMENTS Contracts whereby the fund      credit                            /X/             /X/              /X/
agrees to purchase a security and resell it to the
seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the   credit                            /X/(1)          /X/(1)           /X/
fund sells a security and agrees to repurchase it
from the buyer on a particular date and at a
specific price. Considered a form of borrowing.

SWAPS Contractual agreement whereby a domestic or     credit, currency, interest        /X/             /X/              /X/(1)
foreign party agrees to exchange periodic payments    rate, leverage, market,
with a counterparty. Segregated liquid assets are     political
used to offset leverage risk.

SYNTHETIC VARIABLE RATE INSTRUMENTS Debt instruments  credit, interest rate,            /X/             /X/              /X/
whereby the issuer agrees to exchange one security    leverage, liquidity,
for another in order to change the maturity or        market, valuation
quality of a security in the fund.

TAX EXEMPT MUNICIPAL SECURITIES Securities,           credit, interest rate,            /X/             /X/              /X/
generally issued as general obligation and revenue    market, natural event,
bonds, whose interest is exempt from federal          political
taxation and state and/or local taxes in the state
where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments           interest rate                     /X/             /X/              /X/
(Treasury bills, notes and bonds) guaranteed by the
U.S. government for the timely payment of principal
and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT         credit, currency, interest        /X/             /X/              /X/
SECURITIES Domestic and foreign securities offering   rate, liquidity, market,
non-cash or delayed-cash payment. Their prices are    political, valuation
typically more volatile than those of some other
debt instruments and involve certain special tax
considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.


(1) All forms of borrowing (including securities lending and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

                                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                          AND REWARD
MARKET CONDITIONS

-  Each Fund's share price, yield and     -  Bonds have generally outperformed       -  Under normal circumstances each Fund
   total return will fluctuate in            money market investments over the          plans to remain fully invested in
   response to bond market movements         long term, with less risk than stocks      accordance with its policies and may
                                                                                        invest uninvested cash in affiliated
-  The value of most bonds will fall      -  Most bonds will rise in value when         money market funds
   when interest rates rise; the longer      interest rates fall
   a bond's maturity and the lower its                                               -  The Funds seek to limit risk and
   credit quality, the more its value     -  Asset-backed securities and direct         enhance total return or yields
   typically falls                           mortgages can offer attractive             through careful management, sector
                                             returns                                    allocation, individual securities
-  Adverse market conditions may from                                                   selection and duration management
   time to time cause a Fund to take
   temporary defensive positions that                                                -  During severe market downturns, the
   are inconsistent with its principal                                                  Funds have the option of investing up
   investment strategies and may hinder                                                 to 100% of assets in high quality
   a Fund from achieving its investment                                                 short-term instruments
   objective
                                                                                     -  The adviser monitors interest rate
-  Asset-backed securities (securities                                                  trends, as well as geographic and
   representing an interest in, or                                                      demographic information, related to
   secured by, a pool of mortgages or                                                   mortgage prepayments
   other assets such as receivables) and
   direct mortgages could generate
   capital losses or periods of low
   yields if they are paid off
   substantially earlier or later than
   anticipated

-  Each Fund is non-diversified, which
   means that a relatively high
   percentage of the Fund's assets may
   be invested in a limited number of
   issuers. Therefore, its performance
   may be more vulnerable to changes in
   the market value of a single issuer
   or a group of issuers

                                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                          AND REWARD
CREDIT QUALITY

-  The default of an issuer would leave   -  Investment-grade bonds have a lower     -  Each Fund maintains its own policies
   a Fund with unpaid interest or            risk of default                            for balancing credit quality against
   principal                                                                            potential yields and gains in light
                                          -  Junk bonds offer higher yields and         of its investment goals
-  Junk bonds (those rated BB, Ba or         higher potential gains
   lower) have a higher risk of default,                                             -  The adviser develops its own ratings
   tend to be less liquid and may be                                                    of unrated securities and makes
   more difficult to value                                                              credit quality determinations for
                                                                                        unrated securities

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities before     -  A Fund can take advantage of            -  Each Fund segregates liquid assets to
   issue or for delayed delivery, it         attractive transaction opportunities       offset leverage risk
   could be exposed to leverage risk if
   it does not segregate liquid assets

MANAGEMENT CHOICES

-  A Fund could underperform its          -  A Fund could outperform its benchmark   -  The adviser focuses its active
   benchmark due to its sector,              due to these same choices                  management on those areas where it
   securities or duration choices                                                       believes its commitment to research
                                                                                        can most enhance returns and manage
                                                                                        risks in a consistent way

                                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                          AND REWARD
DERIVATIVES

-  Derivatives such as futures, options,  -  Hedges that correlate well with         -  The Funds use derivatives, such as
   swaps and forward foreign currency        underlying positions can reduce or         futures, options, swaps and forward
   contracts(1) that are used for hedging    eliminate losses at low cost               foreign currency contracts for
   the portfolio or specific securities                                                 hedging and for risk management
   may not fully offset the underlying    -  A Fund could make money and protect        (i.e., to adjust duration or yield
   positions and this could result in        against losses if management's             curve exposure, or to establish or
   losses to the Funds that would not        analysis proves correct                    adjust exposure to particular
   have otherwise occurred                                                              securities, markets, or currencies);
                                          -  Derivatives that involve leverage          risk management may include
-  Derivatives used for risk management      could generate substantial gains at        management of a Fund's exposure
   may not have the intended effects and     low cost                                   relative to its benchmark
   may result in losses or missed
   opportunities                                                                     -  The Funds only establish hedges that
                                                                                        they expect will be highly correlated
-  The counterparty to a derivatives                                                    with underlying positions
   contract could default
                                                                                     -  The Intermediate Tax Free Income Fund
-  Certain types of derivatives involve                                                 and New York Intermediate Tax Free
   costs to the Funds which can reduce                                                  Income Fund may use derivatives to
   returns                                                                              increase income or gain

-  Derivatives that involve leverage                                                 -  While the Funds may use derivatives
   could magnify losses                                                                 that incidentally involve leverage,
                                                                                        they do not use them for the specific
-  Derivatives used for non-hedging                                                     purpose of leveraging their
   purposes could cause losses that                                                     portfolios
   exceed the original investment -
   Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                          AND REWARD
SECURITIES LENDING(2)

-  When a Fund lends a security, there    -  A Fund may enhance income through the   -  The adviser maintains a list of
   is a risk that the loaned securities      investment of the collateral received      approved borrowers
   may not be returned if the borrower       from the borrower
   defaults                                                                          -  The Funds receive collateral equal to
                                                                                        at least 100% of the current value of
-  The collateral will be subject to the                                                securities loaned plus accrued
   risks of the securities in which it                                                  interest
   is invested
                                                                                     -  The lending agents indemnify a Fund
                                                                                        against borrower default

                                                                                     -  The adviser's collateral investment
                                                                                        guidelines limit the quality and
                                                                                        duration of collateral investment to
                                                                                        minimize losses

                                                                                     -  Upon recall, the borrower must return
                                                                                        the securities loaned within the
                                                                                        normal settlement period

ILLIQUID HOLDINGS

-  The Fund could have difficulty         -  These holdings may offer more           -  No Fund may invest more than 15% of
   valuing these holdings precisely          attractive yields or potential growth      net assets in illiquid holdings
                                             than comparable widely traded
-  The Fund could be unable to sell          securities                              -  To maintain adequate liquidity to
   these holdings at the time or price                                                  meet redemptions, each Fund may hold
   desired                                                                              investment-grade short-term
                                                                                        securities (including repurchase
                                                                                        agreements and reverse repurchase
                                                                                        agreements) and, for temporary or
                                                                                        extraordinary purposes, may borrow
                                                                                        from banks up to 33 1/3% of the value
                                                                                        of its total assets or draw on a line
                                                                                        of credit

SHORT-TERM TRADING

-  Increased trading would raise a        -  A Fund could realize gains in a short   -  A Fund may use short-term trading to
   Fund's transaction costs                  period of time                             take advantage of attractive or
                                                                                        unexpected opportunities or to meet
-  Increased short-term capital gains     -  A Fund could protect against losses        demands generated by shareholder
   distributions would raise                 if a bond is overvalued and its value      activity
   shareholders' income tax liability        later falls

(2) Although each of the Funds is authorized to engage in securities lending, none of the Funds currently does so.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a sin-gle Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

INSTITUTIONAL CLASS SHARES


                                                            PER SHARE OPERATING PERFORMANCE:
                                               -----------------------------------------------------------
                                                                 INCOME FROM INVESTMENT OPERATIONS:
                                                          ------------------------------------------------
                                                                                 NET GAINS
                                                                              OR LOSSES ON
                                                 NET ASSET            NET       SECURITIES
                                                    VALUE,     INVESTMENT            (BOTH      TOTAL FROM
                                                 BEGINNING         INCOME     REALIZED AND      INVESTMENT
                                                 OF PERIOD         (LOSS)      UNREALIZED)      OPERATIONS
CALIFORNIA BOND FUND

Year Ended 8/31/04
----------------------------------------------------------------------------------------------------------
Year Ended 8/31/03                             $     10.90           0.41            (0.23)           0.18
----------------------------------------------------------------------------------------------------------
Year Ended 8/31/02                             $     10.73           0.42             0.16            0.58
----------------------------------------------------------------------------------------------------------
5/1/01 Through 8/31/01^                        $     10.36           0.14             0.40            0.54
----------------------------------------------------------------------------------------------------------
Year Ended 4/30/01                             $     10.03           0.46             0.33            0.79
----------------------------------------------------------------------------------------------------------
Year Ended 4/30/00                             $     10.40           0.42            (0.36)           0.06
----------------------------------------------------------------------------------------------------------

INTERMEDIATE TAX FREE INCOME FUND

Year Ended 8/31/04
----------------------------------------------------------------------------------------------------------
Year Ended 8/31/03                             $     11.15           0.43            (0.15)           0.28
----------------------------------------------------------------------------------------------------------
9/10/01** Through 8/31/02                      $     10.94           0.44             0.25            0.69
----------------------------------------------------------------------------------------------------------

NEW YORK INTERMEDIATE TAX FREE INCOME FUND

Year Ended 8/31/04
----------------------------------------------------------------------------------------------------------
Year Ended 8/31/03                             $      7.46           0.28@           (0.10)           0.18
----------------------------------------------------------------------------------------------------------
9/10/01** Through 8/31/02                      $      7.33           0.27@            0.15            0.42
----------------------------------------------------------------------------------------------------------

                                             PER SHARE OPERATING PERFORMANCE:
                                      -------------------------------------------
                                                  LESS DISTRIBUTIONS:
                                      -------------------------------------------
                                        DIVIDENDS
                                         FROM NET   DISTRIBUTIONS
                                       INVESTMENT    FROM CAPITAL           TOTAL
                                           INCOME           GAINS   DISTRIBUTIONS
CALIFORNIA BOND FUND

Year Ended 8/31/04
---------------------------------------------------------------------------------
Year Ended 8/31/03                           0.40            0.04            0.44
---------------------------------------------------------------------------------
Year Ended 8/31/02                           0.41              --            0.41
---------------------------------------------------------------------------------
5/1/01 Through 8/31/01^                      0.14            0.03            0.17
---------------------------------------------------------------------------------
Year Ended 4/30/01                           0.46              --            0.46
---------------------------------------------------------------------------------
Year Ended 4/30/00                           0.42            0.01            0.43
---------------------------------------------------------------------------------

INTERMEDIATE TAX FREE INCOME FUND

Year Ended 8/31/04
---------------------------------------------------------------------------------
Year Ended 8/31/03                           0.43            0.07            0.50
---------------------------------------------------------------------------------
9/10/01** Through 8/31/02                    0.44            0.04            0.48
---------------------------------------------------------------------------------

NEW YORK INTERMEDIATE TAX FREE INCOME FUND

Year Ended 8/31/04
---------------------------------------------------------------------------------
Year Ended 8/31/03                           0.28              --!           0.28
---------------------------------------------------------------------------------
9/10/01** Through 8/31/02                    0.28            0.01            0.29
---------------------------------------------------------------------------------


  ^ The Fund changed its fiscal year end from April 30 to August 31. ** Commencement of offering of class of shares.
  !  Rounds to less than .005.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

                                             PER SHARE OPERATING PERFORMANCE:              RATIOS/SUPPLEMENTAL DATA:
                                             --------------------------------   ----------------------------------------------
                                                                                               RATIOS TO AVERAGE NET ASSETS: #
                                                                                               -------------------------------
                                                                                  NET ASSETS,                          NET
                                              NET ASSET                                END OF                   INVESTMENT
                                             VALUE, END              TOTAL             PERIOD           NET         INCOME
                                             OF PERIOD          RETURN (a)      (IN MILLIONS)      EXPENSES         (LOSS)
CALIFORNIA BOND FUND

Year Ended 8/31/04
-----------------------------------------------------------------------------   ----------------------------------------------
Year Ended 8/31/03                           $    10.64               1.67%     $         107          0.50%          3.72%
-----------------------------------------------------------------------------   ----------------------------------------------
Year Ended 8/31/02                           $    10.90               5.57%     $         149          0.50%          3.84%
-----------------------------------------------------------------------------   ----------------------------------------------
5/1/01 Through 8/31/01^                      $    10.73               5.31%     $         137          0.50%          3.99%
-----------------------------------------------------------------------------   ----------------------------------------------
Year Ended 4/30/01                           $    10.36               7.97%     $         126          0.50%          4.40%
-----------------------------------------------------------------------------   ----------------------------------------------
Year Ended 4/30/00                           $    10.03               0.70%     $          85          0.50%          4.19%
-----------------------------------------------------------------------------   ----------------------------------------------

INTERMEDIATE TAX FREE INCOME FUND

Year Ended 8/31/04
-----------------------------------------------------------------------------   ----------------------------------------------
Year Ended 8/31/03                           $    10.93               2.60%     $         484          0.50%          3.89%
-----------------------------------------------------------------------------   ----------------------------------------------
9/10/01** Through 8/31/02                    $    11.15               6.43%     $         642          0.50%          4.02%
-----------------------------------------------------------------------------   ----------------------------------------------

NEW YORK INTERMEDIATE TAX FREE INCOME FUND

Year Ended 8/31/04
-----------------------------------------------------------------------------   ----------------------------------------------
Year Ended 8/31/03                           $     7.36               2.40%     $         229          0.50%          3.70%
-----------------------------------------------------------------------------   ----------------------------------------------
9/10/01** Through 8/31/02                    $     7.46               5.89%     $         298          0.50%          3.85%
-----------------------------------------------------------------------------   ----------------------------------------------

                                                              RATIOS/SUPPLEMENTAL DATA:
                                             -----------------------------------------------------------
                                                  RATIOS TO AVERAGE NET ASSETS: #
                                             ------------------------------------------
                                                                         NET INVESTMENT
                                                         EXPENSES                INCOME
                                                 WITHOUT WAIVERS,      WITHOUT WAIVERS,    PORTFOLIO
                                                   REIMBURSEMENTS        REIMBURSEMENTS     TURNOVER
                                             AND EARNINGS CREDITS  AND EARNINGS CREDITS         RATE (a)
CALIFORNIA BOND FUND

Year Ended 8/31/04
--------------------------------------------------------------------------------------------------------
Year Ended 8/31/03                                         0.66%              3.56%               49%
--------------------------------------------------------------------------------------------------------
Year Ended 8/31/02                                         0.71%              3.63%               65%
--------------------------------------------------------------------------------------------------------
5/1/01 Through 8/31/01^                                    0.59%              3.90%               29%
--------------------------------------------------------------------------------------------------------
Year Ended 4/30/01                                         0.59%              4.31%               55%
--------------------------------------------------------------------------------------------------------
Year Ended 4/30/00                                         0.70%              3.99%               87%
--------------------------------------------------------------------------------------------------------

INTERMEDIATE TAX FREE INCOME FUND

Year Ended 8/31/04
--------------------------------------------------------------------------------------------------------
Year Ended 8/31/03                                         0.59%              3.80%               56%
--------------------------------------------------------------------------------------------------------
9/10/01** Through 8/31/02                                  0.58%              3.94%               71%
--------------------------------------------------------------------------------------------------------

NEW YORK INTERMEDIATE TAX FREE INCOME FUND

Year Ended 8/31/04
--------------------------------------------------------------------------------------------------------
Year Ended 8/31/03                                         0.60%              3.60%               38%
--------------------------------------------------------------------------------------------------------
9/10/01** Through 8/31/02                                  0.62%              3.73%               75%
--------------------------------------------------------------------------------------------------------

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at


1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
PO BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution you should contact that institution directly for more information. You can also find information online www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


The Investment Company Act File No. for the JPMorgan Intermediate Tax Free Income Fund and the JPMorgan New York Intermediate Tax Free Income Fund is 811-7841 and for the JPMorgan California Bond Fund is 811-7795

(C) JPMorgan Chase & Co. All Rights Reserved. December 2004

PR-TFI-1204

JPMORGAN FUNDS



PROSPECTUS DECEMBER 27 2004


JPMORGAN TAX FREE FUNDS

SELECT CLASS SHARES

CALIFORNIA BOND FUND

INTERMEDIATE TAX FREE INCOME FUND

NEW JERSEY TAX FREE INCOME FUND

NEW YORK INTERMEDIATE TAX FREE INCOME FUND

TAX FREE INCOME FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


California Bond Fund                                               1

Intermediate Tax Free Income Fund                                  7

New Jersey Tax Free Income Fund                                   13

New York Intermediate Tax Free Income Fund                        19

Tax Free Income Fund                                              25

The Funds' Management and Administration                          31

How to Do Business with the Funds                                 33

    Purchasing Fund Shares                                        33

    Shareholder Servicing Fee                                     36

    Exchanging Fund Shares                                        36

    Redeeming Fund Shares                                         37

Shareholder Information                                           39

    Distributions and Taxes                                       39

    Availability of Proxy Voting Record                           39

    Portfolio Holdings Disclosure                                 40

Future Changes to Certain Information
    Concerning the Funds                                          41

Investments                                                       54

Risk and Reward Elements                                          56

Financial Highlights                                              60

How To Reach Us                                           BACK COVER

JPMORGAN CALIFORNIA BOND FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well
as Fund strategies, please see pages   .


THE FUND'S OBJECTIVE

The Fund seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund seeks investments that also provide high current income. Municipal securities in which the Fund can invest include those issued by the State of California, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. Because the Fund's objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitute for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.


The Fund's securities may be of any maturity, but under normal circumstances the Fund's duration will generally range between three and seven years, similar to that of the Lehman California Competitive Intermediate Bond Index (1-17) (also known as the Lehman 1-17 Year California Municipal Bond Index) (which currently has a duration of 5.42 years).

At least 90% of the Fund's total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch). The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.


There may be times when there are not enough municipal securities available to meet the Fund's needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund's share price and total return will vary in response to changes in interest rates. How the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. Consult your tax advisor for more information.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls or regulations that do not match U.S. standards.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

To the extent the Fund does invest in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

- want an investment that pays monthly dividends

- want an income that is exempt from federal, state, and local (if applicable) personal income taxes in California.

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

- are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Lehman California Competitive Intermediate Bond Index (1-17), a broad-based securities market index, and the Lipper California Municipal Debt Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1997       7.61%
1998       5.48%
1999      -0.78%
2000      10.14%
2001       4.43%
2002       7.76%
2003       3.61%

BEST QUARTER 3rd quarter, 2002                4.43%
WORST QUARTER 2nd quarter, 1999              -2.02%


The Fund's year-to-date total return as of 9/30/04 was 2.01%.


* The performance before Select Class Shares were launched on 4/21/97 is based on the Institutional Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The Fund commenced operations on 12/23/96. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                                       PAST 1 YEAR    PAST 5 YEARS    LIFE OF THE FUND
----------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                           3.61            4.97                5.44

Return After Taxes on Distributions                                           3.17            4.83                5.32

Return After Taxes on Distributions and Sale of Fund Shares                   3.98            4.78                5.21

LEHMAN CALIFORNIA COMPETITIVE INTERMEDIATE BOND INDEX (1-17)
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                          4.30            5.36                5.91

LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                            4.56            4.86                5.68


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 12/23/96. Performance for the benchmarks is from 12/31/96.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES


The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                       0.30

DISTRIBUTION (RULE 12b-1) FEES                                        NONE

SHAREHOLDER SERVICE FEES                                              0.25

OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (  )

NET EXPENSES(2)                                                       0.65


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.65% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.65% of its average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                    1 YEAR        3 YEARS         5 YEARS         10 YEARS
------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well
as Fund strategies, please see pages   .


THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitute for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment-grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds, but generally less than that of stock funds

- want an investment that pays monthly dividends

- want an income that is exempt from federal personal income taxes

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

- are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994      -3.96%
1995      14.39%
1996       3.76%
1997       8.21%
1998       6.56%
1999      -0.55%
2000       8.56%
2001       4.82%
2002       9.23%
2003       4.05%

BEST QUARTER 1st quarter, 1995               5.92%
WORST QUARTER 1st quarter, 1994             -3.52%


The Fund's year-to-date total return as of 9/30/04 was 1.73%.


* The performance for the period before Select Class Shares were launched on 1/1/97 is based on the performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor has been adjusted to reflect the Fund's expense level (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                           PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
----------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                               4.05            5.16            5.39

Return After Taxes on Distributions                                               3.89            5.05             N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares                       4.05            4.97             N/A(1)

LEHMAN COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                              4.85            5.69            5.80

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                                4.36            4.90            5.01


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.


^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES


The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                   0.30

DISTRIBUTION (RULE 12b-1) FEES                                    NONE

SHAREHOLDER SERVICE FEES                                          0.25

OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                          (  )

NET EXPENSES(2)                                                   0.66


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.66% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.66% of its average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                           1 YEAR        3 YEARS      5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN NEW JERSEY TAX FREE INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well
as Fund strategies, please see pages   .


THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from the New Jersey gross income tax, that state's personal income tax. It also seeks to protect the value of your investment.

THE FUND'S MAIN INVESTMENT STRATEGY


As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes, exempt from New Jersey personal income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitute for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in municipal obligations issued by the State of New Jersey, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

The Fund invests in securities that are rated as investment grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New Jersey personal income taxes. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in the State of New Jersey and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New Jersey personal income taxes. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

- want an investment that pays monthly dividends

- want an income that is exempt from federal, state, and local (if applicable) personal income taxes in New Jersey

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

- are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past one year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities market index, and the Lipper New Jersey Municipal Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994        -2.38%
1995        11.72%
1996         3.16%
1997         7.66%
1998         6.20%
1999        -1.93%
2000        11.46%
2001         4.21%
2002         9.50%
2003         4.92%

BEST QUARTER 4th quarter, 2000                4.96%
WORST QUARTER 1st quarter, 1994              -2.60%


The Fund's year-to-date total return as of 9/30/04 was 2.10%.


* The performance of the Fund prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                           PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
----------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                               4.92          5.53           5.35

Return After Taxes on Distributions                                               4.33          5.20            N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares                       4.93          5.20            N/A(1)

LEHMAN COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                              4.85          5.69           5.80

LIPPER NEW JERSEY MUNICIPAL DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                                4.93          4.80           5.05


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.


^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES


The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                         0.30

DISTRIBUTION (RULE 12b-1) FEES                                          NONE

SHAREHOLDER SERVICE FEES                                                0.25

OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                (  )

NET EXPENSES(2)                                                         0.75


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of its average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                         1 YEAR      3 YEARS      5 YEARS       10 YEARS
-----------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages .


THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purpose and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitute for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment-grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in New York State and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.


The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.


Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

- want an investment that pays monthly dividends

- want an income that is exempt from federal, state, and local (if applicable) personal income taxes in New York

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

- are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman NY Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities market index, and the Lipper New York Intermediate Municipal Debt Funds Average, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994        -5.81%
1995        15.42%
1996         3.06%
1997         8.46%
1998         6.45%
1999        -1.41%
2000         9.93%
2001         4.15%
2002         8.73%
2003         4.18%

BEST QUARTER 1st quarter, 1995                       5.82%
WORST QUARTER 1st quarter, 1994                     -4.27%


The Fund's year-to-date total return as of 9/30/04 was 1.94%.


* The performance prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                           PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
----------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                               4.18            5.04            5.16

Return After Taxes on Distributions                                               3.91            4.97             N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares                       4.20            4.88             N/A(1)

LEHMAN NY COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                                4.94            5.66            5.98

LIPPER NEW YORK INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE
(REFLECTS NO DEDUCTION FOR TAXES)^                                                3.94            4.89            4.87


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.


^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES


The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                      0.30

DISTRIBUTION (RULE 12b-1) FEES                                       NONE

SHAREHOLDER SERVICE FEES                                             0.25

OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                            (   )

NET EXPENSES(2)                                                      0.72


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.72% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.72% of its average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                      1 YEAR      3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

JPMORGAN TAX FREE INCOME FUND

RISK/RETURN SUMMARY


FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL
AS FUND STRATEGIES, PLEASE SEE PAGES   .


THE FUND'S OBJECTIVE

THE FUND SEEKS TO PROVIDE MONTHLY DIVIDENDS THAT ARE EXCLUDED FROM GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES AND TO PROTECT THE VALUE OF YOUR INVESTMENT BY INVESTING PRIMARILY IN MUNICIPAL OBLIGATIONS.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund invests in securities that are rated as investment-grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitute for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

If a municipality gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

- want an investment that pays monthly dividends

- want an income that is exempt from federal and personal income taxes

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

- are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Municipal Bond Index, a broad-based securities index, and the Lipper General Municipal Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

     1994      -3.88%
     1995      14.44%
     1996       4.09%
     1997       9.11%
     1998       6.49%
     1999      -3.26%
     2000      11.68%
     2001       3.79%
     2002       9.69%
     2003       4.45%

BEST QUARTER 1st quarter, 1995                5.72%
WORST QUARTER 1st quarter, 1994              -3.29%


The Fund's year-to-date total return as of 9/30/04 was 2.93%.


* The performance of the Fund's shares prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                           PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
----------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                               4.45            5.14            5.51

Return After Taxes on Distributions                                               4.16            5.03             N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares                       4.48            5.01             N/A(1)

LEHMAN MUNICIPAL BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                              5.32            5.83            6.03

LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                                5.33            4.89            5.30


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES


The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                     0.30

DISTRIBUTION (RULE 12b-1) FEES                                      NONE

SHAREHOLDER SERVICE FEES                                            0.25

OTHER EXPENSES(1)                                                   0.

TOTAL ANNUAL OPERATING EXPENSES(2)                                  0.75


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of its average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of its average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

This example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                     1 YEAR      3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The California Bond Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The Intermediate Tax Free Income Fund, New Jersey Tax Free Income Fund, New York Intermediate Tax Free Income Fund and Tax Free Income Fund are series of J.P. Morgan Mutual Fund Select Trust which is a Massachusetts business trust. The trusts are both governed by the same trustees. The trustees are responsible for overseeing all business activities. Certain changes to the organization of these trusts are being proposed for shareholder approval. For information about these proposed changes, see "Future Changes to Certain Information Concerning the Funds" below.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-348-4782 to obtain more information concerning all of the Funds' share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                                                   %
CALIFORNIA BOND FUND                                                0.30

INTERMEDIATE TAX FREE INCOME FUND                                   0.30

NEW JERSEY TAX FREE INCOME FUND                                     0.30

NEW YORK INTERMEDIATE TAX FREE INCOME BOND FUND                     0.30

TAX FREE INCOME FUND                                                0.30


PORTFOLIO MANAGERS

The Funds are managed by a team of individuals at JPMIM.


FUND MANAGER COMPENSATION

All of the portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the Funds they help manage.


THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT


Through February 18, 2005, JPMorgan Chase Bank, N.A. (JPMorgan Chase Bank) will provide administrative services and oversee each Fund's other service providers. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' administrator and will provide administrative services and oversee each Fund's other service providers. The Funds' administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.


Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' shareholder servicing agent. For more information regarding the transitions of the administrator and the shareholder servicing agent, read "Future Changes to Certain Information Concerning the Funds" below.


THE FUND'S DISTRIBUTOR


J.P. Morgan Fund Distributors, Inc. (Distributor) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the distributor for the Funds.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS

JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee, any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your investment representative (Financial Intermediary). Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will typically be held for you by the Financial Intermediary; and

- Directly from the Funds through the JPMorgan Funds Service Center.

WHEN CAN I BUY SHARES?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only, purchase orders accepted by a Fund or an authorized agent of a Fund before 4:00 p.m. Eastern Time (ET) will be effective that day. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by a Fund or an authorized agent of a Fund after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is are electronically recorded. Therefore, certificates will not be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund (Short-Term Bond Funds) and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. An investor can combine purchases of Select Class Shares, of other JPMorgan Funds (except for money market funds) in order to meet the minimum. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of this and other Funds without regard to this minimum.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive investment minimum. For further information on investment minimum waivers, call 1-800-348-4782.

If you are purchasing shares directly from the Funds, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you choose to pay by wire, please call 1-800-348-4782 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, NA
ATTN: _______________________
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
 (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

Make your check out to JPMORGAN FUNDS in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party checks" and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- How do I redeem shares?"

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. ET on the settlement date.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

If you have any questions, contact your Financial Intermediary or call 1-800-348-4782.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, NA
ATTN: ______________________
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
 (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

SHAREHOLDER SERVICING FEES

JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder servicing fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. Any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at its or their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Beginning 15 days after you buy your shares, you may exchange your shares for shares of the same class of certain other JPMorgan Funds. Select Class Shares of a Fund may be exchanged for Select Class Shares of another JPMorgan Fund.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-348-4782.

WHEN ARE EXCHANGES PROCESSED?

Exchanges are processed the same business day they are received, provided:

- The Fund receives the request by 4:00 p.m. ET.

- You have contacted your Financial Intermediary, if necessary.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business.

Redemption requests received by a Fund or an authorized agent of a Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day.

All required documentation in the proper form must accompany a redemption request. The Funds may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

Unless you indicated otherwise on your Account Application, you may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address or payee of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Funds.

You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described.

WHAT WILL MY SHARES BE WORTH?

If the Fund or an authorized agent of the Fund receives your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption request is received.

CAN I REDEEM BY TELEPHONE?

Yes, unless you indicated otherwise on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Fund.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists, as determined by the SEC.

The Statement of Additional Information offers more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION


DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Funds declare dividends daily and distribute any net investment income (other than short-term capital gains) at least monthly. Effective from and after January 1, 2005, each Fund will generally declare dividends on the last business day of each month and pay such dividends on the first business day of the following month. Net capital gain is distributed annually. You have three options for your distributions. You may:


- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the California Bond Fund, California residents will not have to pay California personal income taxes on dividends of tax-exempt income from California municipal obligations. Similarly, for the New Jersey Tax Free Income Fund, New Jersey residents will not have to pay New Jersey personal income taxes on dividends of tax-exempt income from New Jersey municipal obligations, and for the New York Intermediate Tax Free Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on dividends of tax-exempt income from New York municipal obligations. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to

JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Funds' at www.jpmorganfunds.com no later than August 31 of each year. Each Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Funds' top ten holdings as of the last day of each month and each calendar quarter are posted on its website at www.jpmorganfunds.com, 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-348-4782.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS

On July 1, 2004, Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation (BOIA), One Group Dealer Services, Inc. (Distributor), and One Group Administrative Services, Inc. (OGA) merged into JPMorgan Chase & Co. BOIA, the Distributor and OGA are the investment adviser, the distributor and the administrator, respectively, to One Group Mutual Funds. As a consequence of the merger, on that date BOIA, OGA and the Distributor became affiliates of both J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Chase Bank. JPMIM is the investment adviser to the JPMorgan Funds, and JPMorgan Chase Bank is the administrator, shareholder servicing agent and custodian to the JPMorgan Funds.

As a result of these new affiliations, steps to integrate to the greatest extent possible the operations of One Group Mutual Funds and the JPMorgan Funds have been actively considered over the course of the past several months in order to take advantage of potential operational and administrative efficiencies and to eliminate overlapping or duplicative product offerings. At Board meetings held in June and July 2004, BOIA, OGA, JPMIM and JPMorgan Chase Bank discussed various aspects of the proposed integration plan with the Board of Trustees of One Group Mutual Funds and the Board of Directors and Boards of Trustees, as applicable (Boards), of the JPMorgan Funds, respectively. At meetings held in August 2004, BOIA and OGA made proposals to the Board of Trustees of One Group Mutual Funds and JPMIM and JPMorgan Chase Bank made proposals to the Boards of the JPMorgan Funds in order to seek to achieve those goals. BOIA and JPMIM, however, will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide investment advisory services to the One Group Funds and the JPMorgan Funds.

On August 12, 2004, the Board of Trustees of One Group Mutual Funds, and on August 19, 2004, the Boards of the JPMorgan Funds, approved a series of initiatives that are designed to: (i) integrate the operations of the two fund complexes; (ii) streamline the operations and product offerings of the two fund complexes; and (iii) take advantage of potential economies of scale. The integration of the two fund complexes will include, among other things, (i) adopting a common fee structure; (ii) eliminating overlapping or duplicative Funds; (iii) redomiciling each fund complex to a single jurisdiction and single form of declaration of trust; (iv) electing a single board of trustees and senior officers; (v) proposing certain changes to fundamental investment policies of some of the JPMorgan Funds and all of the One Group Funds; (vi) engaging a common set of service providers; and (vii) conforming redemption fee practices.

- COMMON FEE STRUCTURE: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved a series of proposals designed to facilitate the integration of One Group Mutual Funds with the JPMorgan Funds into an integrated fund complex in which all of the Funds have a common pricing structure. The pricing changes, which go into effect on February 19, 2005 unless specifically indicated otherwise below include the following:

  - Lowering the investment advisory fees applicable to many of the One Group Funds and all of the JPMorgan money market funds. Some of these lower advisory fees for certain of the One Group Funds, which will go into effect prior to February 19, 2005, are also the result of the commitments made by BOIA to reduce its management fees for certain One Group Funds in the settlement agreement with the New York Attorney General;

  - Lowering the fees payable to the Distributor under Distribution and Shareholder Services Plans with respect to the Class A, Class B and Class C shares of the One Group Funds such that the Rule 12b-1 fee applicable to Class A shares is lowered from 0.35% of average daily net assets of the Class A shares to 0.25% of average daily net assets of the Class A shares and the Rule 12b-1 fee applicable to Class B and C shares is lowered from 1.00% of the average daily net assets of the Class B and C shares to 0.75% of average daily net assets of the Class B and C shares. At the same time, shareholder servicing activities will be removed from each of those Distribution and Shareholder Services Plans;

  - Eliminating the current Shareholder Services Plan that applies with respect to the Administrative Class and Class S shares of the One Group Funds and replacing it with a non-Rule 12b-1 shareholder servicing fee paid pursuant to a Shareholder Services Agreement with One Group Dealer Services, Inc.;

  - With regard to One Group Mutual Funds, imposing a separate non-Rule 12b-1 shareholder servicing fee, paid pursuant to a Shareholder Servicing Agreement with One Group Dealer Services, Inc., at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares;

  - With regard to the JPMorgan Funds, increasing the existing shareholder services fees by 0.05% with respect to each of the following classes of shares of the JPMorgan money market funds: Agency, Cash Management, Premier and Reserve;

  - With regard to the Class A shares of the JPMorgan Funds, adopting the initial sales charge schedule currently in effect for the One Group Funds. This will generally mean that the initial sales charge on Class A shares of the JPMorgan Funds will be decreasing. For example, on JPMorgan equity funds, the initial sales charge will be decreasing from 5.75% of the offering price to 5.25% of the offering price;

  - Lowering the administration fee applicable to One Group Mutual Funds by adopting the complex-wide fee structures for administration services currently utilized by the JPMorgan Funds. Since both the One Group Funds and the JPMorgan Funds will be applying the complex-wide fee structures, the administration fees applicable to the JPMorgan Funds will be lower as well; and

  - Charging custody, fund accounting and transfer agency fees to both the One Group Mutual Funds and the JPMorgan Funds pursuant to a common fee schedule.

BOIA, JPMIM, OGA and the Distributor have contractually agreed to waive or reduce their fees or reimburse the expenses of each class of shares of One Group Mutual Funds and the JPMorgan Funds, as needed, in order to assure that, for the Acquired Funds listed in the table below, the Net Expense level for the Funds following the mergers is at least as low as the Net Expense level currently in effect, if not lower, with the few exceptions discussed here. The Net Expense level for shares of the JPMorgan Liquid Assets Money Market Fund will be equal to, or lower than in the case of the Institutional Class shares, the contractual expense limitation currently in effect, although it will be higher than the net expenses as a result of voluntary fee waivers and reimbursements currently being made by JPMIM. The Net Expense level for the Agency class shares of JPMorgan Treasury Plus Money Market Fund and the Select class shares of JPMorgan Prime Money Market Fund will be increasing by 0.01% and the Net Expense level for the Class S shares of One Group Institutional Prime Money Market Fund will be increasing by 0.04%. The Net Expense levels for all other Funds will be the same or lower than the contractual caps currently in effect. Although gross expense levels (i.e., expenses before waivers or reimbursements) for certain classes of certain Funds may increase as a result of these changes, the contractual fee waivers or reductions and expense reimbursements will continue in effect for at least one year from February 18, 2005.

- ELIMINATION OF OVERLAPPING OR DUPLICATIVE PRODUCT OFFERINGS: As part of the plan to integrate the two fund complexes, BOIA and JPMIM undertook a review of their various product offerings to determine whether there would be any overlapping or duplicative product offerings following the integration of the two fund complexes. At the Board meetings held August 12, 2004 and August 19, 2004, BOIA and JPMIM each recommended a series of individual fund mergers. After determining that (1) the investment objectives, investment policies, investment strategies and investment restrictions of the Funds subject to each proposed merger transaction were compatible, (2) each of the proposed mergers would be in the best interests of each affected Fund and its shareholders, and
  (3) each of the proposed mergers would not result in the dilution of the interests of the Funds or their shareholders, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved the following merger transactions:



ACQUIRED FUNDS                                                  ACQUIRING FUNDS
JPMorgan Bond                 MERGES WITH                       One Group Bond Fund
Fund II (a series of            AND INTO                        (a series of One
J.P. Morgan Mutual                                              Group Mutual Funds)
Fund Select Group)

JPMorgan Equity               MERGES WITH                       One Group Large Cap
Growth Fund (a                  AND INTO                        Growth Fund (a series
series of J.P. Morgan                                           of One Group Mutual
Mutual Fund                                                     Funds)
Investment Trust)

JPMorgan Equity               MERGES WITH                       One Group Equity
Income Fund (a                  AND INTO                        Income Fund (a series
series of J.P. Morgan                                           of One Group Mutual
Mutual Fund                                                     Funds)
Investment Trust)

JPMorgan Global 50            MERGES WITH                       JPMorgan Fleming
Fund (a series of               AND INTO                        International
J.P. Morgan Series                                              Opportunities Fund (a
Trust)                                                          series of J.P. Morgan
                                                                Institutional Funds)

JPMorgan Liquid               MERGES WITH                       One Group Prime
Assets Money Market             AND INTO                        Money Market Fund
Fund (a series of                                               (a series of One
J.P. Morgan Mutual                                              Group Mutual Funds)
Fund Trust)

JPMorgan Strategic            MERGES WITH                       JPMorgan Global
Income Fund (a                  AND INTO                        Strategic Income
series of J.P. Morgan                                           Fund (a series of
Mutual Fund Group)                                              J.P. Morgan
                                                                Institutional Funds)

JPMorgan Tax Free             MERGES WITH                       One Group Tax-Free
Income Fund (a                  AND INTO                        Bond Fund (a series
series of J.P. Morgan                                           of One Group Mutual
Mutual Fund Select                                              Funds)
Trust)

JPMorgan Treasury             MERGES WITH                       One Group U.S.
Plus Money Market               AND INTO                        Treasury Securities
Fund (a series of                                               Money Market Fund
J.P. Morgan Mutual                                              (a series of One
Fund Trust)                                                     Group Mutual Funds)

JPMorgan U.S.                 MERGE WITH                        One Group
Government Money Market        AND INTO                         Government Money
Fund (a series of                                               Market Fund (a series
J.P. Morgan Mutual                                              of One Group
Fund Trust)                                                     Mutual Funds)
One Group U.S.
Government
Securities Money
Market Fund (a
series of One
Group Mutual Funds)

JPMorgan U.S.                 MERGE WITH                        One Group Small Cap
Small Company                  AND INTO                         Growth Fund
Opportunities Fund                                              (a series of One
(a series of                                                    Group Mutual Funds)
J.P. Morgan Funds)
JPMorgan Small Cap
Growth Fund (a
series of J.P. Morgan
Fleming Mutual
Fund Group, Inc.)

JPMorgan U.S.                 MERGES WITH                       One Group
Treasury Income                 AND INTO                        Government Bond
Fund (a series of                                               Fund (a series of
J.P. Morgan Mutual                                              One Group Mutual
Fund Group)                                                     Funds)

One Group Balanced            MERGES WITH                       JPMorgan Diversified
Fund (a series of               AND INTO                        Fund (a series of
One Group Mutual                                                J.P. Morgan
Funds)                                                          Institutional Funds)

One Group                     MERGES WITH                       JPMorgan U.S. Equity
Diversified Equity              AND INTO                        Fund (a series of
Fund (a series of One                                           J.P. Morgan
Group Mutual Funds)                                             Institutional Funds)

One Group                     MERGES WITH                       JPMorgan Fleming
Diversified                     AND INTO                        International Equity
International Fund                                              Fund (a series of
(a series of One                                                J.P. Morgan Mutual
Group Mutual Funds)                                             Fund Select Group)

One Group Health              MERGES WITH                       JPMorgan Global
Sciences Fund                   AND INTO                        Healthcare Fund (a
(a series of One                                                series of J.P. Morgan
Group Mutual Funds)                                             Series Trust)

ACQUIRED FUNDS                                                  ACQUIRING FUNDS
One Group                     MERGES WITH                       JPMorgan Prime
Institutional Prime             AND INTO                        Money Market
Money Market Fund                                               Fund (a series of
(a series of One                                                J.P. Morgan Mutual
Group Mutual Funds)                                             Fund Trust)

One Group                     MERGES WITH                       JPMorgan
Intermediate Tax-               AND INTO                        Intermediate Tax Free
Free Bond Fund (a                                               Income Fund (a series
series of One Group                                             of J.P. Morgan
Mutual Funds)                                                   Mutual Fund Select Trust)

One Group Treasury            MERGES WITH                       JPMorgan 100%
Only Money Market               AND INTO                        U.S. Treasury
Fund (a series of                                               Securities Money
One Group Mutual                                                Market Fund (a series
Funds)                                                          of J.P. Morgan Mutual
                                                                Fund Trust)



Each of the individual merger transactions above is subject to the approval of shareholders of the Acquired Fund at a shareholder meeting scheduled to be held on January 20, 2005. Each of the mergers listed above, if approved by shareholders, is expected to close on February 18, 2005, or such later date as the parties to each such transaction shall agree.

In the case of each merger listed above, if such merger is approved by the shareholders of the Acquired Fund, each Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of the net assets of each Acquired Fund being transferred. Following the transfer, each shareholder of the Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of that shareholder's Acquired Fund shares. The closing of each merger will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed merger will qualify as a tax-free reorganization for federal income tax purposes.

- REDOMICILIATION AS A DELAWARE STATUTORY TRUST: On August 12, 2004, the Board of One Group Mutual Funds approved the reorganization and redomiciliation of One Group Mutual Funds into a Delaware statutory trust to be known as JPMorgan Trust II. On August 19, 2004, the Boards of the JPMorgan Funds approved the reorganization and redomiciliation of the JPMorgan Funds into a Delaware statutory trust to be known as JPMorgan Trust I. Each of these Board approvals is subject to the approval of the reorganization and redomiciliation transaction by shareholders of the affected Funds at shareholder meetings scheduled to be held on January 20, 2005. If approved, the reorganization and redomiciliation transactions are expected to close on or about February 19, 2005.

- ELECTION OF A SINGLE BOARD OF TRUSTEES: At the meeting of shareholders of One Group Mutual Funds and the JPMorgan Funds scheduled to be held on January 20, 2005, shareholders of both One Group Mutual Funds and the JPMorgan Funds will be asked to elect a 13-member Board of Trustees comprised of five of the current seven members of the Board of One Group Mutual Funds and eight of the current 10 members of the Boards of the JPMorgan Funds. If elected by shareholders of One Group Mutual Funds and shareholders of the JPMorgan Funds, this 13-member Board of Trustees will take office effective February 19, 2005 and will oversee all of One Group Mutual Funds and the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be asked to amend the Declaration of Trust of One Group Mutual Funds to allow for a Board with more than 10 members.

- FUNDAMENTAL INVESTMENT POLICIES AND/OR RESTRICTIONS: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the respective Boards of the JPMorgan Funds voted to recommend that shareholders of the Funds approve the amendment of certain of the Funds' fundamental investment policies and/or restrictions. The Board of Trustees of One Group Mutual Funds also voted to recommend the elimination of certain fundamental investment restrictions that are not required by the Investment Company Act of 1940, as amended (1940 Act). The proposed changes in the Funds' fundamental investment policies and/or restrictions are intended to simplify, streamline and standardize certain fundamental investment policies and/or restrictions of the Funds that are required under the 1940 Act, while at the same time providing added flexibility to respond to future legal, regulatory, market or technical changes. Although the proposed changes in certain fundamental investment policies and/or restrictions of some or all of the Funds will allow the affected Funds greater flexibility to respond to future investment opportunities, BOIA and JPMIM have indicated to the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds, respectively, that they do not anticipate that the changes, either individually or in the aggregate, will result in any material change in the level of investment risk associated with investing in the affected Funds or the manner in which the affected Funds are managed. Shareholders of the affected Funds will be asked to vote on these proposals at shareholder meetings scheduled to be held January 20, 2005.

- COMMON SERVICE PROVIDERS: By February 19, 2005, One Group Mutual Funds and the JPMorgan Funds will have the same administrator, distributor, shareholder servicing agent, transfer and dividend distribution agent, custodian and fund accounting agent. This will mean certain new service providers for both One Group Mutual Funds and the JPMorgan Funds.

  - INVESTMENT ADVICE. As mentioned above, each Fund will continue to contract for investment advisory services from its current investment adviser, as described in the current prospectus, except that JPMIM will serve as investment advisor to the One Group International Equity Index Fund if a new Investment Advisory Agreement with JPMIM is approved by the shareholders of the One Group International Equity Index Fund.

  - ADMINISTRATION. One Group Mutual Funds will continue to have its current administrator, OGA, as its administrator. The JPMorgan Funds will change their administrator to OGA effective February 19, 2005. The new fee rate for most equity and fixed income funds, which is the same as the fee rate currently in place for the equity and fixed income JPMorgan Funds, will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the series of One Group Mutual Funds and JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the 1940 Act (Money Market Funds)); and 0.075% of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the Money Market Funds) over $25 billion. The new fee rate for Money Market Funds, which is the same as the fee rate in place currently for the JPMorgan Funds that are Money Market Funds, will be computed daily and paid monthly, at an annual rate of 0.10% on the first $100 billion of the average daily net assets of the Money Market Funds and 0.05% of the average daily net assets of the Money Market Funds over $100 billion. The fee rates for the One Group Investor Funds, the JPMorgan Growth and Income Fund, the JPMorgan Select Growth and Income Fund and the Growth and Income Portfolio will remain the same. All shareholders servicing and fund accounting activities currently provided under the Management and Administration Agreement with OGA will be removed from that Agreement and instead will be put into separate agreements with other service providers as described below.

  - DISTRIBUTION. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the continuation of One Group Dealer Services, Inc., as the distributor of One Group Mutual Funds, following the integration transactions. On August 19, 2004, the Board of the JPMorgan Funds approved the appointment of One Group Dealer Services, Inc. as distributor of the JPMorgan Funds effective February 19, 2005.

  - SHAREHOLDER SERVICING. Beginning February 19, 2005, One Group Dealer Services, Inc. will begin providing certain shareholder services to One Group Mutual Funds and the JPMorgan Funds under separate Shareholder Servicing

    Agreements with the Funds. Most of the shareholder servicing activities that will be provided under the Shareholder Servicing Agreement with One Group Dealer Services, Inc. are currently provided to One Group Mutual Funds under the shareholder servicing portion of the Distribution and Shareholder Services Plans, provided such services are not distribution-related, under Shareholder Servicing Plans, or under the Management and Administration Agreement with OGA. For the JPMorgan Funds, the Shareholder Servicing Agreement with One Group Dealer Services, Inc. will replace the existing shareholder servicing agreements that are currently in place with JPMorgan Chase Bank, an affiliate of One Group Dealer Services, Inc. Under the Shareholder Servicing Agreements, One Group Dealer Services, Inc. will receive a fee at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares. One Group Dealer Services, Inc. will enter into shareholder servicing contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which One Group Dealer Services, Inc. will pay all or a portion of the annual fee to such financial intermediaries for performing such services.

  - TRANSFER AGENCY. On August 12, 2004, the Board of One Group Mutual Funds approved an agreement with Boston Financial Data Services, Inc. (BFDS) to act as the Funds' transfer and dividend distribution agent. On August 19, 2004, the Boards of the JPMorgan Funds also approved an agreement with BFDS to act as the Funds' transfer and dividend distribution agent following the integration transactions. The transition to BFDS from the Funds' current transfer and dividend distribution agents, State Street Bank and Trust Company in the case of One Group Mutual Funds and DST Systems, Inc. in the case of the JPMorgan Funds, each an affiliate of BFDS, is expected to be completed February 2005. Shareholders should not experience any differences in the level or quality of services received as a result of this transition.

  - CUSTODY. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved an agreement with JPMorgan Chase Bank, an affiliate of BOIA, JPMIM, OGA and the Distributor to act as the Funds' custodian. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the custodian for the JPMorgan Funds following the integration transactions. The transition to JPMorgan Chase Bank from State Street Bank and Trust Company, the current custodian for One Group Mutual Funds, is expected to be completed in December 2004. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

  - SECURITIES LENDING. Currently, Bank One Trust Company, N.A. serves as sub-custodian for One Group Mutual Funds in connection with their securities lending activities and receives a fee for those services. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds. JPMorgan Chase Bank will continue as the securities lending agent for the JPMorgan Funds following the integration transaction. The transition from Bank One Trust Company, N.A. to JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds is expected to begin in October 2004 and be completed in December 2004. Both Bank One Trust Company, N.A. and JPMorgan Chase Bank are affiliates of BOIA, JPMIM, OGA and the Distributor. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

  - FUND ACCOUNTING. Currently, fund accounting services for One Group Mutual Funds are provided by OGA under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the transition of the fund accounting services to JPMorgan Chase Bank, effective February 19, 2005. As a result of this appointment, effective February 19, 2005, the fund accounting fees will be charged directly to the One Group Funds. Shareholders of One Group Mutual Funds should not experience any differences in the level or quality of services received as a result of this transition. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the fund accounting agent for the JPMorgan Funds.

- COMMON METHODS OF DOING BUSINESS WITH THE FUNDS: As a result of the changes in service providers, by February 19, 2005, there will be no difference between the way shareholders do business with One Group Mutual Funds and the way shareholders do business with the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be able to exchange their shares of One Group Mutual Funds for shares of JPMorgan Funds, subject to generally applicable restrictions, and shareholders of JPMorgan Funds will have the same exchange privileges. In addition, shareholders of One Group Mutual Funds will be able to count purchases of JPMorgan Fund shares, and shareholders of the JPMorgan Funds will be able to count purchases of One Group Mutual Funds shares, toward fulfillment of letters of intent or statements of intention and toward the right of accumulation or cumulative quantity discount to the same extent that they can currently count purchases of shares of One Group Mutual Funds or the JPMorgan Funds, respectively. Shares of the JPMorgan Funds and One Group Mutual Funds count under letters of intent and statements of intention for both the One Group Mutual Funds and the JPMorgan Funds.

- REDEMPTION FEES: The Board of Trustees of One Group Mutual Funds approved the elimination of the 2% redemption fee on the One Group Market Neutral Fund effective for sales of shares after October 28, 2004. For sales of shares of One Group Market Neutral Fund prior to October 28, 2004, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

  For shares of the following One Group Funds, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to the exceptions noted in the applicable prospectuses: One Group Diversified International Fund, One Group Health Sciences Fund, One Group High Yield Bond Fund, One Group International Equity Index Fund and One Group Technology Fund. With respect to purchases of shares of those Funds prior to October 28, 2004, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

  On August 19, 2004, the Boards of certain of the JPMorgan Funds approved the imposition of a redemption fee on shares of certain Funds purchased after February 18, 2005. For shares of the JPMorgan Funds listed below purchased after February 18, 2005, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to certain exceptions which will be noted in the applicable prospectuses.

  JPMorgan Fleming Asia Equity Fund

  JPMorgan Fleming Emerging Markets Debt Fund

  JPMorgan Fleming Emerging Markets Equity Fund

  JPMorgan Fleming International Equity Fund

  JPMorgan Fleming International Growth Fund

  JPMorgan Fleming International Opportunities Fund

  JPMorgan Fleming International Small Cap Equity Fund

  JPMorgan Fleming International Value Fund

  JPMorgan Fleming Intrepid European Fund

  JPMorgan Fleming Japan Fund

  JPMorgan Fleming Tax Aware International Opportunities Fund

  JPMorgan Global 50 Fund

  JPMorgan Global Healthcare Fund

  JPMorgan Global Strategic Income Fund

FEES AND EXPENSES

EFFECTIVE FEBRUARY 19, 2005, EACH FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLES BELOW. THE INFORMATION IS BASED ON ESTIMATED AMOUNTS FOR THE PERIOD COMMENCING ON FEBRUARY 19, 2005 AND ENDING ON DECEMBER 31, 2006. WITH RESPECT TO THE JPMORGAN INTERMEDIATE TAX FREE INCOME FUND AND THE JPMORGAN TAX FREE INCOME FUND, THE FEES AND EXPENSES SHOWN REFLECT THE FEES AND EXPENSES OF THOSE FUNDS ASSUMING THAT THE MERGERS INVOLVING THESE FUNDS DESCRIBED ABOVE DO NOT OCCUR.

                              CALIFORNIA BOND FUND

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                     0.30
DISTRIBUTION (RULE 12b-1) FEES                                      None
SHAREHOLDER SERVICE FEES                                            0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                            (  )

NET EXPENSES(2)                                                     0.65



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.65% of its average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)



* Assumes sales charge is deducted when shares are purchased.

                        INTERMEDIATE TAX FREE INCOME FUND

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                     0.30
DISTRIBUTION (RULE 12b-1) FEES                                      None
SHAREHOLDER SERVICE FEES                                            0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                           (   )

NET EXPENSES(2)                                                     0.66



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.66% of its average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.


This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)


* Assumes sales charge is deducted when shares are purchased.

                         NEW JERSEY TAX FREE INCOME FUND

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                     0.30
DISTRIBUTION (RULE 12b-1) FEES                                      None
SHAREHOLDER SERVICE FEES                                            0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                           (   )

NET EXPENSES(2)                                                     0.75



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of its average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)



* Assumes sales charge is deducted when shares are purchased.

                   NEW YORK INTERMEDIATE TAX FREE INCOME FUND

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                     0.30
DISTRIBUTION (RULE 12b-1) FEES                                      None
SHAREHOLDER SERVICE FEES                                            0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                            (  )

NET EXPENSES(2)                                                     0.72



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.72% of its average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)



* Assumes sales charge is deducted when shares are purchased.

                              TAX FREE INCOME FUND

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                     0.30
DISTRIBUTION (RULE 12b-1) FEES                                      None
SHAREHOLDER SERVICE FEES                                            0.25
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                           (   )

NET EXPENSES(2)                                                     0.75



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Selelct Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of its average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.



                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)



* Assumes sales charge is deducted when shares are purchased.

LEGAL PROCEEDINGS RELATING TO BANC ONE
INVESTMENT ADVISORS CORPORATION AND
CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of OGDS, OGA and BOIA, the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. OGDS and OGA became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million.
 The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including OGDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., OGDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                               /X/ Permitted
                                               / / Not Permitted


                                                                                               NEW YORK
                                                               INTERMEDIATE   NEW JERSEY     INTERMEDIATE
                                                 CALIFORNIA      TAX FREE      TAX FREE        TAX FREE           TAX FREE
                          RELATED TYPES OF RISK     BOND          INCOME        INCOME          INCOME             INCOME
------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED              credit, interest          /X/            /X/            /X/             /X/           /X/
SECURITIES Interests      rate, market,
in a stream of            prepayment
payments from
specific assets,
such as auto or
credit card receivables.

BANK OBLIGATIONS          credit, currency,         /X/Domestic    /X/Domestic    /X/Domestic     /X/Domestic   /X/Domestic
Negotiable certificates   liquidity, political         only           only           only            only          only
of deposit, time
deposits and bankers'
acceptances of domestic
and foreign issuers.

COMMERCIAL PAPER          credit, currency,         /X/            /X/            /X/             /X/           /X/
Unsecured short term      interest rate,
debt issued by            liquidity, market,
domestic and foreign      political
banks or
corporations. These
securities are
usually discounted
and may be rated by
S&P, Moody's or
another nationally
recognized
statistical rating
organization.

MORTGAGES (DIRECTLY       credit,                   /X/            /X/            /X/             /X/           /X/
HELD) Domestic debt       environmental,
instrument which          extension, interest
gives the lender a        rate, liquidity,
lien on property as       market, natural
security for the          event, political,
loan payment.             prepayment, valuation


PRIVATE PLACEMENTS        credit, interest          /X/            /X/            /X/             /X/           /X/
Bonds or other            rate, liquidity,
investments that are      market, valuation
sold directly to an
institutional
investor.

REPURCHASE                credit                    /X/            /X/            /X/             /X/           /X/
AGREEMENTS Contracts
whereby the Fund
agrees to purchase a
security and resell
it to the seller on
a particular date
and at a specific
price.

REVERSE REPURCHASE        credit                    /X/(1)         /X/(1)         /X/(1)          /X/(1)        /X/(1)
AGREEMENTS Contracts
whereby the Fund
sells a security and
agrees to repurchase
it from the buyer on
a particular date
and at a specific
price. Considered a
form of borrowing.

SWAPS Contractual         credit, currency,         /X/            /X/            /X/             /X/           /X/
agreement whereby a       interest rate,
domestic or foreign       leverage, market,
party agrees to           political
exchange periodic
payments with a
counterparty.
Segregated liquid
assets are used to
offset leverage
risk.

SYNTHETIC VARIABLE        credit, interest          /X/            /X/            /X/             /X/           /X/
RATE INSTRUMENTS          rate, leverage,
Debt instruments          liquidity, market,
whereby the issuer        valuation
agrees to exchange
one security for
another in order to
change the maturity
or quality of a
security in the
Fund.

TAX EXEMPT MUNICIPAL      credit, interest          /X/            /X/            /X/             /X/           /X/
SECURITIES                rate, market, natural
Securities,               event, political
generally issued as
general obligation
and revenue bonds,
whose interest is
exempt from federal
taxation and state
and/or local taxes
in the state where
the securities were
issued.

U.S. GOVERNMENT           interest rate             /X/            /X/            /X/             /X/           /X/
SECURITIES Debt
instruments
(Treasury bill,
notes and bonds)
guaranteed by the
U.S. government for
the timely payment
of principal and
interest.

ZERO-COUPON,              credit, currency,         /X/            /X/            /X/             /X/           /X/
PAY-IN-KIND AND           interest rate,
DEFERRED PAYMENT          liquidity, market,
SECURITIES Domestic       political,
and foreign
securities offering
non-cash or
delayed-cash
payment. Their
prices are typically
more volatile than
those of some other
debt instruments and
involve certain
special tax
considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.


(1) All forms of borrowing (including securities lending and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                             AND REWARD
MARKET CONDITIONS

-  Each Fund's share price, yield     -  Bonds have generally outperformed money    -  Under normal circumstances each Fund
   and total return will fluctuate       market investments over the long term,        plans to remain fully invested in
   in response to bond market            with less risk than stocks                    accordance with its policies and may
   movements                                                                           invest uninvested cash in affiliated
                                      -  Most bonds will rise in value when            money market funds
-  The value of most bonds will          interest rates fall
   fall when interest rates rise;                                                   -  The Funds seek to limit risk and enhance
   the longer a bond's maturity and   -  Mortgage-backed and asset-backed              total return or yields through careful
   the lower its credit quality,         securities and direct mortgages can           management, sector allocation, individual
   the more its value typically          offer attractive returns                      securities selection, and duration
   falls                                                                               management

-  Adverse market conditions may                                                    -  During severe market downturns, the Funds
   from time to time cause a Fund                                                      have the option of investing up to 100%
   to take temporary defensive                                                         of assets in high quality short-term
   positions that are inconsistent                                                     instruments
   with its principal investment
   strategies and may hinder a Fund                                                 -  The adviser monitors interest rate
   from achieving its investment                                                       trends, as well as geographic and
   objective                                                                           demographic information related to
                                                                                       mortgage prepayments
-  Asset-backed securities
   (securities representing an
   interest in, or secured by, a
   pool of mortgages or other
   assets such as receivables) and
   direct mortgages could generate
   capital losses or periods of low
   yields if they are paid off
   substantially earlier or later
   than anticipated

-  Each Fund is non-diversified,
   which means that a relatively
   high percentage of the Fund's
   assets may be invested in a
   limited number of issuers.
   Therefore, its performance may
   be more vulnerable to changes in
   the market value of a single
   issuer or a group of issuers

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                             AND REWARD
CREDIT QUALITY

-  The default of an issuer would     -  Investment-grade bonds have a lower        -  Each Fund maintains its own policies for
   leave a Fund with unpaid              risk of default                               balancing credit quality against
   interest or principal                                                               potential yields and gains in light of
                                      -  Junk bonds offer higher yields and            its investment goals
-  Junk bonds (those rated BB, Ba        higher potential gains
   or lower) have a higher risk of                                                  -  The adviser develops its own ratings of
   default, tend to be less liquid                                                     unrated securities and makes credit
   and may be more difficult to                                                        quality determinations for unrated
   value                                                                               securities

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities        -  A Fund can take advantage of attractive    -  Each Fund segregates liquid assets to
   before issue or for delayed           transaction opportunities                     offset leverage risk
   delivery, it could be exposed to
   leverage risk if it does not
   segregate liquid assets

MANAGEMENT CHOICES

-  A Fund could underperform its      -  A Fund could outperform its benchmark      -  The adviser focuses its active management
   benchmark due to its sector,          due to these same choices                     on those areas where it believes its
   securities or duration choices                                                      commitment to research can most enhance
                                                                                       returns and manage risks in a consistent
                                                                                       way

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                             AND REWARD
DERIVATIVES

-  Derivatives such as futures,       -  Hedges that correlate well with            -  The Funds use derivatives, such as
   options, swaps and forward            underlying positions can reduce or            futures, options, swaps and forward
   foreign currency contracts(1)         eliminate losses at low cost                  foreign currency contracts for hedging
   that are used for hedging the                                                       and for risk management (i.e., to adjust
   portfolio or specific securities   -  A Fund could make money and protect           duration or yield curve exposure, or to
   may not fully offset the              against losses if the management's            establish or adjust exposure to
   underlying positions and this         analysis proves correct                       particular securities, markets, or
   could result in losses to the                                                       currencies); risk management may include
   Funds that would not have          -  Derivatives that involve leverage could       management of a Fund's exposure relative
   otherwise occurred                    generate substantial gains at low cost        to its benchmark

-  Derivatives used for risk                                                        -  The Funds only establish hedges that they
   management may not have the                                                         expect will be highly correlated with
   intended effects and may result                                                     underlying positions
   in losses or missed
   opportunities                                                                    -  The Intermediate Tax Free Income, New
                                                                                       Jersey Tax Free Income, New York
-  The counterparty to a                                                               Intermediate Tax Free Income and Tax Free
   derivatives contract could                                                          Funds may use derivatives to increase
   default                                                                             income or gain

-  Certain types of derivatives                                                     -  While the Funds may use derivatives that
   involve costs to the Funds which                                                    incidentally involve leverage, they do
   can reduce returns                                                                  not use them for the specific purpose of
                                                                                       leveraging their portfolios
-  Derivatives that involve
   leverage could magnify losses

-  Derivatives used for non-hedging
   purposes could cause losses that
   exceed the original investment

-  Derivatives may, for tax
   purposes, affect the character
   of gain and loss realized by a
   Fund, accelerate recognition of
   income to a Fund, affect the
   holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                             AND REWARD
SECURITIES LENDING(2)

-  When a Fund lends a security,      -  A Fund may enhance income through the      -  The adviser maintains a list of approved
   there is a risk that the loaned       investment of the collateral received         borrowers
   securities may not be returned        from the borrower
   if the borrower defaults                                                         -  The Funds receive collateral equal to at
                                                                                       least 100% of the current value of
-  The collateral will be subject                                                      securities loaned plus accrued interest
   to the risks of the securities
   in which it is invested                                                          -  The lending agents indemnify a Fund
                                                                                       against borrower default

                                                                                    -  The adviser's collateral investment
                                                                                       guidelines limit the quality and duration
                                                                                       of collateral investment to minimize
                                                                                       losses

                                                                                    -  Upon recall, the borrower must return the
                                                                                       securities loaned within the normal
                                                                                       settlement period

ILLIQUID HOLDINGS

-  A Fund could have difficulty       -  These holdings may offer more              -  No Fund may invest more than 15% of net
   valuing these holdings precisely      attractive yields or potential growth         assets in illiquid holdings
                                         than comparable widely traded
-  A Fund could be unable to sell        securities                                 -  To maintain adequate liquidity to meet
   these holdings at the time or                                                       redemptions, each Fund may hold
   price desired                                                                       investment-grade short-term securities
                                                                                       (including repurchase agreements and
                                                                                       reverse repurchase agreements) and, for
                                                                                       temporary or extraordinary purposes, may
                                                                                       borrow from banks up to 33 1/3% of the
                                                                                       value of its total assets or draw on a
                                                                                       line of credit

SHORT-TERM TRADING

-  Increased trading would raise a    -  A Fund could realize gains in a short      -  A Fund may use short-term trading to take
   Fund's transaction costs              period of time                                advantage of attractive or unexpected
                                                                                       opportunities or to meet demands
-  Increased short-term capital       -  A Fund could protect against losses if        generated by shareholder activity
   gains distributions would raise       a bond is overvalued and its value
   shareholders' income tax              later falls
   liability

(2) Although each of the Funds is authorized to engage in securities lending, none of the Funds currently does so.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

SELECT CLASS SHARES


                                                               PER SHARE OPERATING PERFORMANCE:
                            -------------------------------------------------------------------------------------------------------
                                                INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                             -----------------------------------------     ----------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                               NET ASSET            NET     SECURITIES                      DIVIDENDS
                                  VALUE,     INVESTMENT          (BOTH      TOTAL FROM       FROM NET  DISTRIBUTIONS
                               BEGINNING         INCOME   REALIZED AND      INVESTMENT     INVESTMENT   FROM CAPITAL          TOTAL
                               OF PERIOD         (LOSS)    UNREALIZED)      OPERATIONS         INCOME          GAINS  DISTRIBUTIONS
CALIFORNIA BOND FUND
Year Ended 8/31/04
Year Ended 8/31/03          $      11.07           0.39          (0.23)           0.16           0.39           0.04           0.43
Year Ended 8/31/02          $      10.91           0.40           0.16            0.56           0.40             --           0.40
5/1/01 Through 8/31/01^     $      10.53           0.14           0.41            0.55           0.14           0.03           0.17
Year Ended 4/30/01          $      10.20           0.45           0.33            0.78           0.45             --           0.45
Year Ended 4/30/00          $      10.57           0.41          (0.36)           0.05           0.41           0.01           0.42

INTERMEDIATE TAX FREE
INCOME FUND*
Year Ended 8/31/04
Year Ended 8/31/03          $      11.15           0.42          (0.15)           0.27           0.42           0.07           0.49
Year Ended 8/31/02          $      10.98           0.43           0.21            0.64           0.43           0.04           0.47
Year Ended 8/31/01          $      10.46           0.44           0.52            0.96           0.44             --           0.44
Year Ended 8/31/00          $      10.42           0.46           0.10            0.56           0.46           0.06           0.52

NEW JERSEY TAX FREE
INCOME FUND*
Year Ended 8/31/04
Year Ended 8/31/03          $      10.34           0.34          (0.08)           0.26           0.34           0.17           0.51
Year Ended 8/31/02          $      10.33           0.37           0.20            0.57           0.37           0.19           0.56
Year Ended 8/31/01          $       9.73           0.42           0.60            1.02           0.42             --           0.42
Year Ended 8/31/00          $       9.61           0.44           0.12            0.56           0.44             --           0.44


  * Formerly Institutional Class Shares since 9/10/01.
  ^ The Fund changed its fiscal year end from April 30 to August 31.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.

                          PER SHARE OPERATING PERFORMANCE:        RATIOS/SUPPLEMENTAL DATA:
                          --------------------------------    --------------------------------
                                                               RATIOS TO AVERAGE NET ASSETS:#
                                                              --------------------------------

                                                                                   NET ASSETS,
                               NET ASSET                                                END OF
                              VALUE, END      TOTAL                                     PERIOD
                               OF PERIOD     RETURN(a)                           (IN MILLIONS)
CALIFORNIA BOND FUND
Year Ended 8/31/04
Year Ended 8/31/03              $  10.80      1.45%                                   $     36
Year Ended 8/31/02              $  11.07      5.31%                                   $     46
5/1/01 Through 8/31/01^         $  10.91      5.31%                                   $     31
Year Ended 4/30/01              $  10.53      7.77%                                   $     33
Year Ended 4/30/00              $  10.20      0.60%                                   $     14

INTERMEDIATE TAX FREE
INCOME FUND*
Year Ended 8/31/04
Year Ended 8/31/03              $  10.93      2.44%                                   $  1,159
Year Ended 8/31/02              $  11.15      5.99%                                   $  1,155
Year Ended 8/31/01              $  10.98      9.35%                                   $    728
Year Ended 8/31/00              $  10.46      5.54%                                   $    694

NEW JERSEY TAX FREE
INCOME FUND*
Year Ended 8/31/04
Year Ended 8/31/03              $  10.09      2.58%                                   $     72
Year Ended 8/31/02              $  10.34      5.82%                                   $     83
Year Ended 8/31/01              $  10.33     10.69%                                   $     82
Year Ended 8/31/00              $   9.73      6.08%                                   $     73

                                                   RATIOS/SUPPLEMENTAL DATA:
                        --------------------------------------------------------------------------------
                                          RATIOS TO AVERAGE NET ASSETS:#
                        -------------------------------------------------------------------
                                                                             NET INVESTMENT
                                          NET               EXPENSES                 INCOME
                                   INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,    PORTFOLIO
                             NET       INCOME         REIMBURSEMENTS         REIMBURSEMENTS     TURNOVER
                        EXPENSES       (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS         RATE(a)
CALIFORNIA BOND FUND
Year Ended 8/31/04
Year Ended 8/31/03         0.65%        3.51%                  0.84%                  3.32%          49%
Year Ended 8/31/02         0.65%        3.63%                  0.88%                  3.40%          65%
5/1/01 Through 8/31/01^    0.65%        3.84%                  0.78%                  3.71%          29%
Year Ended 4/30/01         0.65%        4.25%                  0.78%                  4.12%          55%
Year Ended 4/30/00         0.65%        3.99%                  0.85%                  3.79%          87%

INTERMEDIATE TAX FREE
INCOME FUND*
Year Ended 8/31/04
Year Ended 8/31/03         0.66%        3.73%                  0.74%                  3.65%          56%
Year Ended 8/31/02         0.66%        3.88%                  0.74%                  3.80%          71%
Year Ended 8/31/01         0.74%        4.10%                  0.75%                  4.09%          43%
Year Ended 8/31/00         0.57%        4.49%                  0.66%                  4.40%          60%

NEW JERSEY TAX FREE
INCOME FUND*
Year Ended 8/31/04
Year Ended 8/31/03         0.75%        3.35%                  0.90%                  3.20%          59%
Year Ended 8/31/02         0.75%        3.64%                  0.89%                  3.50%          75%
Year Ended 8/31/01         0.75%        4.18%                  0.93%                  4.00%          48%
Year Ended 8/31/00         0.59%        4.67%                  0.82%                  4.44%          48%

SELECT CLASS SHARES


                                                                PER SHARE OPERATING PERFORMANCE:
                               -----------------------------------------------------------------------------------------------------
                                                INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                             -----------------------------------------     ----------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                               NET ASSET            NET     SECURITIES                      DIVIDENDS
                                  VALUE,     INVESTMENT          (BOTH      TOTAL FROM       FROM NET  DISTRIBUTIONS
                               BEGINNING         INCOME   REALIZED AND      INVESTMENT     INVESTMENT   FROM CAPITAL          TOTAL
                               OF PERIOD         (LOSS)    UNREALIZED)      OPERATIONS         INCOME          GAINS  DISTRIBUTIONS
NEW YORK INTERMEDIATE TAX
FREE INCOME FUND*
Year Ended 8/31/04
Year Ended 8/31/03             $    7.46           0.26@         (0.09)           0.17           0.26             --~          0.26
Year Ended 8/31/02             $    7.38           0.26@          0.09            0.35           0.26           0.01           0.27
Year Ended 8/31/01             $    7.01           0.29           0.37            0.66           0.29             --           0.29
Year Ended 8/31/00             $    6.91           0.31           0.10            0.41           0.31             --           0.31

TAX FREE INCOME FUND*
Year Ended 8/31/04
Year Ended 8/31/03             $    6.65           0.26@         (0.12)           0.14           0.26           0.05           0.31
Year Ended 8/31/02             $    6.57           0.28@          0.08            0.36           0.28             --           0.28
Year Ended 8/31/01             $    6.25           0.29           0.32            0.61           0.29             --           0.29
Year Ended 8/31/00             $    6.19           0.30           0.06            0.36           0.30             --           0.30


* Formerly Institutional Class Shares since 9/10/01.
@ Calculated based upon average shares outstanding.
~ Rounds to less than .005

                         PER SHARE OPERATING
                             PERFORMANCE:                                  RATIOS/SUPPLEMENTAL DATA:
                         -------------------  --------------------------------------------------------------------------------------
                                                                            RATIOS TO AVERAGE NET ASSETS:
                                                            --------------------------------------------------------------
                                                                                                            NET INVESTMENT
                                                NET ASSETS,                 NET             EXPENSES                INCOME
                           NET ASSET                 END OF          INVESTMENT     WITHOUT WAIVERS,      WITHOUT WAIVERS, PORTFOLIO
                          VALUE, END   TOTAL         PERIOD      NET     INCOME       REIMBURSEMENTS        REIMBURSEMENTS  TURNOVER
                           OF PERIOD  RETURN  (IN MILLIONS) EXPENSES     (LOSS) AND EARNINGS CREDITS  AND EARNINGS CREDITS      RATE
NEW YORK INTERMEDIATE TAX
FREE INCOME FUND*
Year Ended 8/31/04
Year Ended 8/31/03          $   7.37   2.32%       $    410    0.72%      3.48%                 0.75%                3.45%       38%
Year Ended 8/31/02          $   7.46   4.99%       $    474    0.72%      3.63%                 0.76%                3.59%       75%
Year Ended 8/31/01          $   7.38   9.68%       $    302    0.75%      4.10%                 0.79%                4.06%       33%
Year Ended 8/31/00          $   7.01   6.13%       $    277    0.58%      4.48%                 0.70%                4.36%       46%

TAX FREE INCOME FUND*
Year Ended 8/31/04
Year Ended 8/31/03          $   6.48   2.14%       $    663    0.75%      3.95%                 0.75%                3.95%       36%
Year Ended 8/31/02          $   6.65   5.61%       $    796    0.75%      4.23%                 0.75%                4.23%       94%
Year Ended 8/31/01          $   6.57  10.00%       $    798    0.74%      4.56%                 0.76%                4.54%       57%
Year Ended 8/31/00          $   6.25   6.11%       $    753    0.57%      4.98%                 0.66%                4.89%       35%

HOW TO REACH US

MORE INFORMATION
For investors who want more information on their Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
PO BOX 219392
KANSAS CITY, MO 64121-9392


If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


The Investment Company Act File No. is 811-7841 for all Funds except JPMorgan California Bond Fund, whose File No. is 811-7795



(C) JPMorgan Chase & Co. All Rights Reserved. December 2004

PR-TFS-1204

                              JPMORGAN INCOME FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 27, 2004

                           J.P. MORGAN FUNDS ("JPMF")
         JPMorgan Fleming Emerging Markets Debt Fund ("Fleming Emerging
                              Markets Debt Fund")

                    J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")
                        JPMorgan Bond Fund ("Bond Fund")
     JPMorgan Global Strategic Income Fund ("Global Strategic Income Fund")
             JPMorgan Short Term Bond Fund ("Short Term Bond Fund")

                       J.P. MORGAN SERIES TRUST ("JPMST")
             JPMorgan Enhanced Income Fund ("Enhanced Income Fund")

                    J.P. MORGAN MUTUAL FUND GROUP ("JPMMFG")
          JPMorgan Short Term Bond Fund II ("Short Term Bond Fund II")
            JPMorgan Strategic Income Fund ("Strategic Income Fund")
        JPMorgan U.S. Treasury Income Fund ("U.S. Treasury Income Fund")

                J.P. MORGAN MUTUAL FUND SELECT GROUP ("JPMMFSG")
                     JPMorgan Bond Fund II ("Bond Fund II")

                      522 Fifth Avenue, New York, NY 10036

This Statement of Additional Information is not a Prospectus, but contains additional information which should be read in conjunction with the Prospectuses dated December 27, 2004, for Fleming Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, Enhanced Income Fund, Short Term Bond Fund II, Strategic Income Fund, U.S. Treasury Income Fund and Bond Fund II (each a "Fund," collectively the "Funds") as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the Shareholder Reports relating to the Funds dated August 31, 2004. The Prospectuses and the Financial Statements, including the Independent Accountants' Reports, are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor ("JPMFD" or the "Distributor") at 522 Fifth Avenue, New York, NY 10036.

         For more information about the Funds or the financial statements, simply write or call for:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392
1-800-348-4782

                                TABLE OF CONTENTS


GENERAL                                                                  1
INVESTMENT STRATEGIES AND POLICIES                                       3
INVESTMENT RESTRICTIONS                                                  22
TRUSTEES                                                                 26
OFFICERS                                                                 31
CODES OF ETHICS                                                          34
PROXY VOTING PROCEDURES AND GUIDELINES                                   35
PORTFOLIO HOLDINGS DISCLOSURE                                            36
INVESTMENT ADVISER                                                       37
ADMINISTRATOR AND SUB-ADMINISTRATOR                                      40
DISTRIBUTOR                                                              43
DISTRIBUTION PLAN                                                        44
CUSTODIAN                                                                47
TRANSFER AGENT                                                           48
SHAREHOLDER SERVICING                                                    48
EXPENSES                                                                 51
FINANCIAL PROFESSIONALS                                                  51
INDEPENDENT ACCOUNTANTS                                                  51
PURCHASES, REDEMPTIONS AND EXCHANGES                                     51
DIVIDENDS AND DISTRIBUTIONS                                              54
NET ASSET VALUE                                                          55
PERFORMANCE INFORMATION                                                  56
PORTFOLIO TRANSACTIONS                                                   59
MASSACHUSETTS TRUST                                                      61
DESCRIPTION OF SHARES                                                    62
DISTRIBUTIONS AND TAX MATTERS                                            64
ADDITIONAL INFORMATION                                                   69
FINANCIAL STATEMENTS                                                     70
APPENDIX A-DESCRIPTION OF SECURITY RATINGS                               1

                                     GENERAL

         This Statement of Additional Information (the "SAI") relates to the JPMorgan Funds listed below. The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:

Bond Fund:                                           Select, Institutional, Class A, Class B, Class C and Ultra
Global Strategic Income Fund:                        Select, Institutional, Class A, Class B and Class C
Short Term Bond Fund:                                Select, Institutional, Class A and Class B
Fleming Emerging Markets Debt Fund:                  Select, Institutional, Class A, Class B and Class C
Enhanced Income Fund:                                Select, Institutional, Class A, Class B and Class C
Bond Fund II:                                        Select, Institutional, Class A, Class B and Class C
Short Term Bond Fund II:                             Select, Institutional, Class M, Class A, Class B and Class C
Strategic Income Fund:                               Select, Institutional, Class M, Class A, Class B and Class C
U.S. Treasury Income Fund:                           Select, Institutional, Class A, Class B and Class C


         Currently, each Fund offers the following classes of shares:

Bond Fund:                                           Select, Institutional, Class A, Class B, Class C and Ultra
Global Strategic Income Fund:                        Select, Institutional and Class A
Short Term Bond Fund:                                Select, Institutional and Class A
Fleming Emerging Markets Debt Fund:                  Select
Enhanced Income Fund:                                Institutional
Bond Fund II:                                        Select, Class A and Class B
Short Term Bond Fund II:                             Select, Class M and Class A
Strategic Income Fund:                               Class M, Class A, Class B and Class C
U.S. Treasury Income Fund:                           Select, Class A and Class B


         Effective February 19, 2005, the Global Strategic Income Fund will also offer Class B, C and M Shares.

         Effective February 28, 2001, the following Funds were renamed with the approval of the Boards of Trustees of JPMMFG and JPMMFSG:


FUND                                                          FORMER NAME
----                                                          -----------
JPMorgan Short-Term Bond Fund II                     Chase Vista Short-Term Bond Fund
JPMorgan Strategic Income Fund                       Chase Vista Strategic Income Fund
JPMorgan U.S. Treasury Income Fund                   Chase Vista U.S. Treasury Income Fund
JPMorgan Bond Fund II                                Chase Vista Select Bond Fund


         Effective May 1, 2003, the following Trusts were renamed with the approval of the Boards of Trustees of JPMMFG or JPMMFSG, as applicable:


Mutual Fund Group                                    J.P. Morgan Mutual Fund Group
Mutual Fund Select Group                             J.P. Morgan Mutual Fund Select Group

         The shares of the Funds are collectively referred to in this SAI as the "Shares."

         This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds listed above in order to enable investors to select the Fund or Funds which best suit their needs.

         This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

         The Bond, Global Strategic Income and Short Term Bond Funds are each a series of JPMIF, an open-end management investment company, formed on November 4, 1992, as a Massachusetts business trust. The Fleming Emerging Markets Debt Fund is a series of JPMF, an open-end management investment company, formed on

November 4, 1992 as a Massachusetts business trust. J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser") advises these Funds.

         Prior to September 10, 2001, the Bond, Global Strategic Income, Short Term Bond and Fleming Emerging Markets Debt Funds sought to achieve their investment objectives by investing all of their investable assets in separate master funds (each a "Portfolio" and collectively, the "Portfolios"), corresponding open-end management investment companies having the same investment objective as each Fund. The Funds invested in the Portfolios through a two-tier master-feeder investment fund structure. The Funds no longer operate under a "master-feeder" structure and instead invest directly in portfolio securities.

         The Enhanced Income Fund is a series of JPMST, an open-end management investment company, formed on August 15, 1996, as a Massachusetts business trust. This Fund is also advised by JPMIM.

         The Bond Fund II is a series of JPMMFSG, an open-end management investment company, formed on October 1, 1996 as a Massachusetts business trust. The Short Term Bond Fund II, Strategic Income and U.S. Treasury Income Funds are a series of JPMMFG (and together with JPMIF, JPMF, JPMST and JPMMFSG, the "Trusts"), an open-end management investment company, formed on May 11, 1987 as a Massachusetts business trust. These Funds are advised JPMIM.


         PENDING TRANSACTIONS. On August 19, 2004, the Boards of Trustees of the Trusts approved the reorganization and redomiciliation of the Funds as series of J.P. Morgan Mutual Funds Series, a Massachusetts business trust ("JPMMFS"), subject to the approval of shareholders of the Funds ("Shell Reorganizations"). On that same date, the Board of Trustees of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I," subject to the approval of shareholders of JPMMFS ("Redomiciliation").

         On August 19, 2004, the Boards of Trustees of JPMIF, JPMMFG and JPMMFSG also approved merger transactions involving three of the Funds included in this SAI that are respective series of those Trusts. The proposed target and acquiring funds for each of those proposed merger transactions are shown in the table below.


ACQUIRED FUND                                          ACQUIRING FUND
-------------                                          --------------
Bond Fund II                                           One Group Bond Fund (a series of One Group
                                   MERGES WITH         Mutual Funds)
                                    AND INTO

Strategic Income Fund                                  Global Strategic Income Fund (a series of JPMIF)
                                   MERGES WITH
                                    AND INTO

U.S. Treasury Income Fund                              One Group Government Bond Fund (a series of One
                                   MERGES WITH         Group Mutual Funds)
                                    AND INTO


         Special meetings of shareholders of JPMF, JPMIF, JPMST, JPMMFG and JPMMFSG have been scheduled to be held on January 20, 2005 to consider each of the above proposals to the extent applicable to each Fund. If these proposals are approved by shareholders of the affected Funds, each of the transactions described above is expected to be effective as of the close of business on February 18, 2005 ("Closing Date").

         If shareholders of a Fund approve the Shell Reorganization with respect to that Fund, and shareholders of JPMMFS approve the Redomiciliation, the Fund will become a series of JPMorgan Trust I on the Closing Date. If shareholders of a Fund approve the Shell Reorganization with respect to that Fund, and shareholders of JPMMFS do not approve the Redomiciliation, the Fund will become a series of JPMMFS on the Closing Date. If shareholders of a Fund do not approve the Shell Reorganization with respect to that Fund, the Fund will remain a series of its current trust.


         In addition to these Funds, the Trusts consist of other series representing separate investment funds.

         Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

         Each Fund may invest in a broad range of debt securities of domestic and foreign corporate and government issuers to the extent consistent with its investment objective and policies.

                    CORPORATE BONDS AND OTHER DEBT SECURITIES

         Each Fund, except the U.S. Treasury Income Fund, may invest in bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other financial issuers to the extent consistent with its investment objective and policies. All debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. See "Diversification and Quality Requirements."

         MORTGAGE-BACKED SECURITIES. The Funds, except Fleming Emerging Markets Debt Fund, may invest in mortgage-backed securities i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

         Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

         There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), and other collateralized mortgage obligations ("CMOs").

         Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

         Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

         Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

         Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.


         STRIPPED MORTGAGE-BACKED SECURITIES. Each Fund, except U.S. Treasury Income and Fleming Emerging Markets Debt Funds, may also invest in principal-only or interest-only stripped mortgage-backed securities. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBS, which are U.S. government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Boards of Trustees. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.


         MORTGAGE DOLLAR ROLL TRANSACTIONS. The Funds, except Fleming Emerging Markets Debt Fund, may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% the Funds' total assets.

         MORTGAGES (DIRECTLY HELD). Each Fund, except U.S. Treasury Income Fund, may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

         The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such a Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

         STRUCTURED PRODUCTS. Bond Fund II, Global Strategic Income Fund, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

         The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

         Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

         Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security.

         FLOATING RATE AND VARIABLE SECURITIES. Each Fund may invest in floating rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

         The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well.

         ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Each Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

         ASSET-BACKED SECURITIES. Each Fund, except the U.S. Treasury Income Fund, may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

         Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                            MONEY MARKET INSTRUMENTS

         Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Diversification and Quality Requirements."

         U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States. The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations;
(ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

         FOREIGN GOVERNMENT OBLIGATIONS. All of the Funds, except the Short Term Bond Fund II and the U.S. Treasury Income Fund, subject to applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See also "Foreign Investments - Sovereign Fixed Income Securities."

         SUPRANATIONAL OBLIGATIONS. All of the Funds, except the Short Term Bond Fund II and the U.S. Treasury Income Fund, may invest in debt securities issued by supranational obligations. See also "Foreign Investments - Obligations of Supranational Entities."

         BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

         The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.

         COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal

Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand that is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

         REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities, which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities.

                             TAX EXEMPT OBLIGATIONS

         The Funds may invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations, which may be purchased by the Funds, appears below. See "Diversification and Quality Requirements."

         MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

         MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

         Municipal notes are short-term obligations with maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

         Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

         Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

         PREMIUM SECURITIES. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the Net Asset Value (the "NAV") of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

         PUTS. The Bond Fund, the Global Strategic Income Fund, the Short Term Bond Fund and the Enhanced Income Fund may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with a Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.

         Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.


         The Funds value any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Funds were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Boards of Trustees. The Boards of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Prior to investing in such securities, the Funds, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

         Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Funds' policy is to enter into put transactions only with municipal securities dealers who are approved by the Adviser. Each dealer will be approved on its own merits, and it is the Funds' general policies to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer, which in the judgment of the Adviser, become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Funds are unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

         Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Funds with the result that, while the put is outstanding, a Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Funds.

                               FOREIGN INVESTMENTS

         Each Fund, with the exception of U.S. Treasury Income Fund, may invest in securities of foreign issuers subject to the following limitations: for purposes of such Funds' investment policies, the issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenue from assets situated in such country. Fleming Emerging Markets Debt Fund and Global Strategic Income Fund make substantial investments in foreign securities. Neither the Bond Fund, the Short Term Bond Fund nor the Enhanced Income Fund expects to invest more than 25% of their respective total assets, at the time of purchase, in securities of foreign issuers. Investments made in any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

         Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

         Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administration or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investment made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Since any investments made in foreign securities by Fleming Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Fund or Enhanced Income Fund may involve foreign currencies, the value of such Funds' assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. These Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage a Fund's currency exposure. Short Term Bond Fund and Bond Fund may invest up to 20% of total assets in fixed income securities of foreign issuers denominated in foreign currencies. Typically, Short Term Bond Fund and Bond Fund hedge its non-dollar investments back to the U.S. dollars. See "Foreign Currency Exchange Transactions" below.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Funds with exposure to foreign currencies may from time to time enter into foreign currency exchange transactions. A Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

         A forward foreign currency exchange contract is an obligation by a Fund that can invest in foreign securities, to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         A Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. A Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. A Fund will only enter into forward contracts to sell a foreign currency for another foreign currency if the Adviser expects the foreign currency purchased to appreciate against the U.S. dollar.

         Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         SOVEREIGN FIXED INCOME SECURITIES. Each Fund, with the exception of Short Term Bond Fund II and U.S. Treasury Income Fund, may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and such a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and such a Fund's NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         BRADY BONDS. Fleming Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund and Enhanced Income Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

         OBLIGATIONS OF SUPRANATIONAL ENTITIES. Each Fund, with the exception of Short Term Bond Fund II and U.S. Treasury Income Fund, may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                          INVESTING IN EMERGING MARKETS

         Global Strategic Income Fund, Fleming Emerging Markets Debt Fund, Enhanced Income Fund, Bond Fund II, Short Term Bond Fund II, and to a lesser extent the Bond and Short Term Bond Funds, may also invest in the securities of emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

         The Funds, which may make emerging market investments, may also make such investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's NAV.

         RESTRICTIONS ON INVESTMENT AND REPATRIATION. Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

                             ADDITIONAL INVESTMENTS

         CONVERTIBLE SECURITIES. The Bond, Global Strategic Income, Short Term Bond, Fleming Emerging Markets Debt and Strategic Income Funds may invest in convertible securities of domestic and, foreign issuers subject to a Fund's investment restrictions, objective and strategy, foreign issuers. The Funds will dispose of equity shares held as a result of conversion of convertible securities. The convertible securities in which a Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Bond, Global Strategic Income, Short Term Bond, Enhanced Income, and Fleming Emerging Markets Debt Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

         FORWARD COMMITMENTS. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a segregated account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

         Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.

         To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

         INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategy. The Strategic Income Fund and Short Term Bond Fund II will generally not invest in securities of other investment companies, with the exception of shares of money market funds. These limits require that, as determined immediately after a purchase is made,
(i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund to would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from a Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

         REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period, which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% he Funds' total assets.


         LOANS OF PORTFOLIO SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash collateral in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Boards of Trustees are entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.


         There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

         ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. No Fund may acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

         As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    DIVERSIFICATION AND QUALITY REQUIREMENTS

         Each Fund, with the exception of Fleming Emerging Markets Debt and U.S. Treasury Income Funds, intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

         Although Fleming Emerging Markets Debt and U.S. Treasury Income Funds are not limited by the diversification requirements of the 1940 Act, all Funds including the Fleming Emerging Markets Debt and U.S. Treasury Income Funds will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters".

         If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Bond and Short Term Bond Funds may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. government. Consequently, a Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company, which invests in voting securities. See "Investment Restrictions."

         BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by each Fund, except U.S. Treasury Income Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio securities for purposes of determining the Fund's NAV. See Appendix A for more detailed information on the various ratings categories.

         In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

         At the time the Bond and Short Term Bond Funds invest in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by a Fund. If no such ratings exist, the investment must be of comparable investment quality in the Adviser's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

         The Fleming Emerging Markets Debt Fund may invest in securities that are speculative to a high degree and in default. The Global Strategic Income Fund may invest in securities rated as low as B by Moody's or Standard & Poor's, which may indicate that the obligations are speculative to a high degree. The Global Strategic Income Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the minimum ratings noted above. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those ratings described in this SAI, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not evaluate market risk. The Fleming Emerging Markets Debt and Global Strategic Income Funds may also invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to the rated securities in which the Funds may invest.

         There can be no assurance that the Adviser will be successful in limiting Global Strategic Income Fund's exposure to the risks associated with lower rated securities. Because Global Strategic Income Fund invests in securities in the lower rated categories, the achievement of the Fund's investment objective is more dependent on the Adviser's ability than would be the case if the Fund were investing in securities in the higher rated categories.

         Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations may make it more difficult to dispose of Global Strategic Income and Fleming Emerging Markets Debt Funds' investments in high yield securities and to value accurately these assets. In addition, Fleming Emerging Markets Debt and Global Strategic Income Funds' investments in high yield securities may be susceptible to adverse publicity and investor perceptions whether or not justified by fundamental factors.

                        OPTIONS AND FUTURES TRANSACTIONS

         The Funds may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index. Each of the Funds may use futures contracts and options for hedging and risk management purposes. The Short Term Bond Fund II, Strategic Income Fund, and Bond Fund II may also use futures and options to seek to enhance portfolio performance. Each of the Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate by the Fund's Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. The use of options and futures is a highly specialized activity, which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If a Fund's Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate. A Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell options on futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, a Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the NAV of a Fund.

         None of the Funds will be a commodity pool. The Trusts, on behalf of themselves and their respective Fund or Funds, have filed notices of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore, are not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission.

                                     OPTIONS

         PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date. The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline. Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         OPTIONS ON INDEXES. Each of the Funds may purchase and sell put and call options on any securities index based on securities in which a Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund's investments generally will not match the composition of an index. For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

         EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Fund's Adviser. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Provided that the Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                                FUTURES CONTRACTS

         The Funds may purchase and sell futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position. When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund. Each Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

         OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

         COMBINED POSITIONS. Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell futures with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

         SWAPS AND RELATED SWAP PRODUCTS. Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

         Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

         The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (i.e., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

         The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

         The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

         Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

         Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (i.e., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

         The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are illiquid.

         During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

         The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

         Each Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Similarly, if the Adviser wishes to decrease fixed income securities or purchase equities, it could cause a Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

         RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

         MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

         LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

         CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

         CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

         LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                               PORTFOLIO TURNOVER

         The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.


                                       FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                            8/31/03              8/31/04
                                       -----------------    -----------------
Bond Fund                                    679%
Bond Fund II                                 806%
Enhanced Income                              328%
Global Strategic Income Fund                 248%
Short Term Bond Fund                         386%
Short Term Bond Fund II                      319%
Strategic Income Fund                        116%
U.S. Treasury Income Fund                    106%
Fleming Emerging Markets Debt Fund           157%


         [The variation in the Funds' turnover rates over the last two fiscal years is primarily due to the Funds' investments in mortgages and/or futures.]

                             INVESTMENT RESTRICTIONS

         The investment restrictions below have been adopted by the Trusts with respect to the Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

         The investment policy of the Funds (including their investment objectives), with the exception of Bond Fund II and Short Term Bond Fund II, are not fundamental, except as designated in the Prospectuses or herein. The investment objectives of the Bond Fund II and Short Term Bond Fund II are fundamental but their investment policies are non-fundamental. Shareholders of the Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund must be given at least 30 days' prior written notice of any change in the Funds' investment objectives.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

(1) The Enhanced Income, Bond, Global Strategic Income and Short Term Bond Funds may not make any investment inconsistent with each Fund's classification as a diversified investment company under the Investment Company Act of 1940 (the "1940 Act");

(2) (a) The Fleming Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund and Enhanced Income Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

         (b) The Short Term Bond Fund II, Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not purchase any security of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby), if as a result, more than 25% of a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except as permitted by the SEC. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

(3) (a) The Fleming Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

         (b) The Short Term Bond Fund II, Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not issue any senior security (as defined in the 1940 Act) except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations under the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(4) (a) The Fleming Emerging Markets Debt Fund, Bond Fund, Global
Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not borrow money, except to the extent permitted by applicable law;

         (b) The Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not borrow money except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of the Fund's total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Each Fund, other than the Strategic Income Fund, may borrow money only for temporary or emergency purposes. Any borrowings representing more than 5% of any of the total assets of the Bond Fund II, Short Term Bond Fund II, or U.S. Treasury Income Fund must be repaid before the Fund may make additional investments;

(5) The Funds may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(6) (a) The Fleming Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) may make direct investments in mortgages;

         (b) The Short Term Bond Fund II, Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages or real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(7) The Fleming Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies),options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;

(8) The Short Term Bond Fund II, Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options on futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchase or sales of foreign currencies or securities;

(9) (a) The Fleming Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund and the U.S. Treasury Income Fund may make loans to other persons, in accordance with a Fund's investment objective and policies and to the extent permitted by applicable law; and

         (b) The Bond Fund II, Short Term Bond Fund II and Strategic Income Fund may not make loans, except that the Funds may:

                  (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies;

                  (ii) enter into repurchase agreements with respect to portfolio securities; and

                  (iii) lend portfolio securities with a value not in excess of 1/3 of the value of its total assets.

         In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may seek to achieve their investment objectives by investing all of their investable assets in another investment company having substantially the same investment objective and policies as the Funds.

         For the purposes of investment restriction (6)(b) above, real estate includes Real Estate Limited Partnerships. For the purposes of investment restriction (2)(b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry". Investment restriction
(2)(b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry". Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (2)(b) above.


         FUTURE CHANGES TO FUNDAMENTAL INVESTMENT POLICES AND RESTRICTIONS. On August 19, 2004, the Boards of Trustees of JPMST, JPMMFG and JPMMFSG approved a proposal to amend each of their respective Funds' fundamental investment restriction with respect to borrowing, subject to the approval of shareholders. Shareholders will be asked to approve this proposed revised restriction at special meetings of shareholders scheduled to be held on January 20, 2005. If approved by shareholders, the fundamental investment restriction with respect to borrowing will be as indicated below.

         BORROWING: No Fund may borrow money, except to the extent permitted by applicable law.


         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies require that the Funds:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments which are illiquid;

(ii) May not make short sales of securities other than short sales "against the box", maintain a short position, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and relation options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box. This restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

(iv)     May not purchase or sell interests in oil, gas or mineral leases;

(v) The Bond Fund II, Short Term Bond Fund II and Strategic Income Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), and the U.S. Treasury Income Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

(vi) The Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

(vii) Except as specified above, the Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.


(viii) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(ix) Emerging Markets Debt Fund, Bond Fund, Short Term Bond Fund, Short Term Bond Fund II, U.S. Treasury Income Fund and Bond Fund II all have an 80% investment policy which may be changed by the Fund's Board of Trustees without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.


         For the purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

         In order to permit the sale of its shares in certain states, the Bond Fund II may make commitments more restrictive than the investment policies and limitations described above and in its Prospectuses. Should the Bond Fund II determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. In order to comply with certain regulatory policies, as a matter of operating policy, the Bond Fund II will not: (i) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation; provided that this restriction shall not apply to investments in a Mauritius Portfolio Company; (ii) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Bond Fund II, one or more of such persons owns beneficially more than 1/2 of the 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities taken together own beneficially more than 5% of such shares of securities, or both, all taken at market value; provided, however, that this restriction shall not apply to investments in a Mauritius Portfolio Company.

         In order to permit the sale of its shares in certain states and foreign countries, the Short Term Bond Fund II, the Strategic Income Fund and the U.S. Treasury Income Fund may make commitments more restrictive than the investment policies and limitations described above and in their Prospectuses. Should the Short Term Bond Fund II, the Strategic Income Fund or the U.S. Treasury Income Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state or country involved. In order to comply with certain regulatory policies, as a matter of operating policy, the Short Term Bond Fund II, the Strategic Income Fund and the U.S. Treasury Income Fund will not (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such fund to exceed 10% of the value of that Fund's total assets,
(ii) invest more than 10% of such Fund's total assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by JPMorgan Chase Bank, (iv) invest more than 15% of such Fund's net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Boards of Trustees), (v) grant privileges to purchase shares of such Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or (vi) sell, purchase or loan securities (excluding shares in such Fund) or grant or receive a loan or loans to or from the Adviser, corporate and domiciliary agent or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either
(a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Boards of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

         For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with The Securities and Exchange Commission or other sources. In the absence of such classification or, if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES


         The names of the Trustees of the Funds, together with information regarding the year of their birth, positions with the Funds, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



  NAME (DOB); POSITIONS      PRINCIPAL OCCUPATIONS    NUMBER OF PORTFOLIOS    OTHER DIRECTORSHIPS HELD
  WITH THE FUNDS (SINCE)      DURING PAST 5 YEARS      IN FUND COMPLEX(1)       OUTSIDE FUND COMPLEX
                                                       OVERSEEN BY TRUSTEE
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG        Retired; Vice-President   68                     None
(1941); Trustee of JPMMFG   & Treasurer of
since 1987, of JPMMFSG      Ingersoll-Rand Company
since 1996, and of JPMF,    (manufacturer of
JPMIF and JPMST since 2001  industrial equipment)
                            (1972-2000)

ROLAND R. EPPLEY, JR.       Retired                   68                     Director, Janel Hydro
(1932); Trustee of JPMMFG                                                    Inc. (Automotive)
since 1989, of JPMMFSG                                                       (1993-present)
since 1996, and of JPMF,
JPMIF and JPMST since 2001

DR. MATTHEW GOLDSTEIN       Chancellor of the City    68                     Trustee of the Albert
(1941) Trustee of all       University of New York,                          Einstein School of
Trusts since 2003           (1999 - present);                                Medicine (1998-present);
                            President, Adelphi                               Director of National
                            University (New York)                            Financial Partners
                            (1998-1999)                                      (financial services
                                                                             distributor)
                                                                             (2003-present); Trustee
                                                                             of Bronx Lebanon Hospital
                                                                             Center (1992-present);
                                                                             Director of New Plan
                                                                             Excel Realty Trust, Inc
                                                                             (real estate investment
                                                                             trust) (2000-present);
                                                                             Director of Lincoln
                                                                             Center Institute for the
                                                                             Arts in Education
                                                                             (1999-present)

                                       26

ANN MAYNARD GRAY**          Vice President of         68                     Director of Duke Energy
(1945); Trustee of all      Capital Cities/ABC,                              Corporation
Trusts since 2001           Inc. (communications)                            (1997-present) Director
                            (1986-1998)                                      of Elan Corporation, Plc
                                                                             (pharmaceuticals)
                                                                             (2001-present); Director
                                                                             of The Phoenix Companies
                                                                             (wealth management
                                                                             services) (2002-present)

MATTHEW HEALEY              Retired; Chief            68                     None
(1937); Trustee of JPMF     Executive Officer of
since 1982, of JPMIF        certain J.P. Morgan
since 1992, of JPMST        Fund trusts (1982-2001)
since 1996 and of JPMMFG
and JPMMFSG  since 2001

ROBERT J. HIGGINS (1945);   Retired; Director of      68                     Director of Providian
Trustee of all Trusts       Administration of the                            Financial Corp. (banking)
since 2002.                 State of Rhode Island                            (2002-present)
                            (2003-2004); President
                            - Consumer Banking and
                            Investment Services
                            Fleet Boston Financial
                            (1971-2002)

WILLIAM G. MORTON, JR.      Retired; Chairman         68                     Director of Radio Shack
(1937) Trustee of all       Emeritus (2001-2002),                            Corporation (electronics)
Trusts since 2003           and Chairman and Chief                           (1987-present); Director
                            Executive Officer,                               of The Griswold Company
                            Boston Stock Exchange                            (securities brokerage)
                            (1985-2001)                                      (2002-2004); Director of
                                                                             The National Football
                                                                             Foundation and College
                                                                             Hall of Fame
                                                                             (1994-present); Trustee
                                                                             of the Berklee College of
                                                                             Music (1998-present);
                                                                             Trustee of the Stratton
                                                                             Mountain School
                                                                             (2001-present)

FERGUS REID, III            Chairman of Lumelite      68                     Trustee of Morgan Stanley
(1932); Chairman of the     Corporation (plastics                            Funds (209 portfolios)
Board of Trustees;          manufacturing                                    (1995-present)
Trustee of JPMMFG since     (2003-present);
1987, of JPMMFSG since      Chairman and CEO of
1996, and of JPMF, JPMIF    Lumelite Corporation
and JPMST since 2001        (1985 - 2002)

JAMES J. SCHONBACHLER       Retired; Managing         68                     None
(1943); Trustee of all      Director of Bankers
Trusts since 2001.          Trust Company
                            (financial services)
                            (1968-1998)

                                       27

INTERESTED TRUSTEE

LEONARD M. SPALDING, JR.*   Retired; Chief            68                     None
(1935); Trustee of JPMMFG   Executive Officer of
and JPMMFSG since 1998,     Chase Mutual Funds
and of JPMF, JPMIF and      (investment company)
JPMST since 2001            (1989-1998); President
                            and Chief Executive
                            Officer of Vista
                            Capital Management
                            (investment management)
                            (1990-1998); Chief
                            Investment Executive of
                            Chase Manhattan Private
                            Bank (investment
                            management) (1990-1998)



 (1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 13 investment companies.

* Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. ("J.P. Morgan Chase") stock.


** Dana Maynard Gray, the daughter of Ann Maynard Gray, became an employee of JPMorgan Securities, Inc., as an Associate Analyst on May 3, 2004.

         Each Trustee serves for an indefinite term, subject to the Funds' current retirement policies, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Boards decide upon general policies and are responsible for overseeing the business affairs of each Trust. The Boards of Trustees presently has Audit, Valuation, Investment and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Schonbachler. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended August 31, 2004. The members of the Valuation Committee are Mr. Healey (Chairman) and Ms. Gray. The function of the Valuation Committee is to oversee the fair value of the securities held in each Fund as necessary. The Valuation Committee met one time during the fiscal year ended August 31, 2004. The members of the Investment Committee are Messrs. Spalding (Chairman) and Goldstein. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met one time during the fiscal year ended August 31, 2004. The members of the Governance Committee are Messrs. Reid (Chairman), Higgins and Morton. The responsibilities of the Governance Committee includes, among other things, the selection and nomination of persons for election or appointment as Trustees, as the case may be, the review of shareholder correspondence to the respective Board, the review of nominees recommended to the Board by shareholders, the review of compensation of the Trustee and Directors, as the case may be, and the recommendation of independent legal counsel to the Independent Trustees. The Governance Committee will consider nominees recommended by shareholders but has no procedure in place currently for doing so. The Governance Committee met one time during the fiscal year ended August 31, 2004.

         The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2003, in the Funds and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1) :

                                                                                  OWNERSHIP OF
                                                                                    FLEMING
                                                                                    EMERGING         OWNERSHIP OF
                                                           OWNERSHIP OF BOND      MARKETS DEBT     ENHANCED INCOME
       NAME OF TRUSTEE          OWNERSHIP OF BOND FUND          FUND II               FUND               FUND
INDEPENDENT TRUSTEES
William J. Armstrong                     None                     None                None               None
Roland R. Eppley, Jr.                    None                     None                None               None
Dr. Matthew Goldstein                    None                     None                None               None
Ann Maynard Gray                         None                     None                None               None
Matthew Healey                           None                     None                None               None
Robert J. Higgins                        None                     None                None               None
William G. Morton, Jr.                   None                     None                None               None
Fergus Reid, III                         None                     None                None               None
James J. Schonbachler                    None                     None                None               None

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                 None                     None                None               None


                                                                                  OWNERSHIP OF       OWNERSHIP OF
                                  OWNERSHIP OF GLOBAL      OWNERSHIP OF SHORT   SHORT TERM BOND    STRATEGIC INCOME
       NAME OF TRUSTEE           STRATEGIC INCOME FUND       TERM BOND FUND         FUND II              FUND
INDEPENDENT TRUSTEES
William J. Armstrong                     None                     None                None               None
Roland R. Eppley, Jr.                    None                     None                None               None
Dr. Matthew Goldstein                    None                     None                None               None
Ann Maynard Gray                         None                     None                None               None
Matthew Healey                       Over $100,000                None                None               None
Robert J. Higgins                        None                     None                None               None
Fergus Reid, III                         None                     None                None               None
William G. Morton, Jr.                   None                     None                None               None
James J. Schonbachler               $10,001-$50,000               None                None               None

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                 None                     None                None               None

                                                           AGGREGATE OWNERSHIP OF ALL
                                                             REGISTERED INVESTMENT
                                                             COMPANIES OVERSEEN BY
                                 OWNERSHIP OF U.S.             TRUSTEE IN FAMILY OF
       NAME OF TRUSTEE           TREASURY INCOME FUND         INVESTMENT COMPANIES(1)
INDEPENDENT TRUSTEES
William J. Armstrong                     None                    Over $100,000
Roland R. Eppley, Jr.                    None                    Over $100,000
Dr. Matthew Goldstein                    None                         None
Ann Maynard Gray                         None                   $10,001-$50,000
Matthew Healey                           None                    Over $100,000
Robert J. Higgins                        None                         None
William G. Morton, Jr.                   None                         None
Fergus Reid, III                         None                    Over $100,000
James J. Schonbachler                    None                  $50,001 - $100,000
Robert J. Higgins                        None                         None

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                 None                    Over $100,000

(1) Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 11 investment companies.

         As of December 31, 2003, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

         Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Boards of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. Messrs. Armstrong, Spalding and Healy are paid an additional $40,000 for their services as committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex. Mr. Healey no longer serves as President of the Board of Trustees and is thus no longer paid for such services.

         Trustee aggregate compensation expenses paid by the Funds and the JPMorgan Fund Complex for the calendar year ended December 31, 2003 are set forth below:

                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS

                                                                                      FLEMING           GLOBAL
                                   BOND              BOND        ENHANCED INCOME  EMERGING MARKETS     STRATEGIC
NAME OF TRUSTEE                    FUND            FUND II            FUND           DEBT FUND        INCOME FUND
INDEPENDENT TRUSTEES
William J. Armstrong              $1,756            $1,310            $478              $79              $153
Roland R. Eppley, Jr.              1,518            1,107              407               67               132
Dr. Matthew Goldstein              1,105             924               311               52               96
Ann Maynard Gray                   1,518            1,107              407               67               132
Matthew Healey                     2,029            1,480              544               90               176
Robert J. Higgins                  1,518            1,107              407               67               132
William G. Morton, Jr.             1,105             924               311               52               96
Fergus Reid, III                   3,178            2,319              856              141               276
James J. Schonbachler              1,518            1,107              407               67               132

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.           1,611            1,184              431               72               141

                                SHORT TERM        SHORT TERM        STRATEGIC      U.S. TREASURY
NAME OF TRUSTEE                  BOND FUND       BOND FUND II      INCOME FUND      INCOME FUND

INDEPENDENT TRUSTEES

William J. Armstrong              $1,161            $1,970             $28              $185
Roland R. Eppley, Jr.               988             1,680              24               159
Dr. Matthew Goldstein               754             1,278              18               119
Ann Maynard Gray                    988             1,680              24               159
Matthew Healey                     1,322            2,246              32               212
Robert J. Higgins                   988             1,680              24               159
William G. Morton, Jr.              754             1,278              18               119
Fergus Reid, III                   2,071            3,519              50               332
James J. Schonbachler               988             1,680              24               159

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.           1,052            1,779              25               168

                                      AGGREGATE TRUSTEE COMPENSATION

NAME OF TRUSTEE                       PAID FROM THE FUND COMPLEX
INDEPENDENT TRUSTEES
William J. Armstrong                               $140,000
Roland R. Eppley, Jr.                              120,000
Dr. Matthew Goldstein                               90,000
Ann Maynard Gray                                   120,000
Matthew Healey                                     160,000
Robert J. Higgins                                  120,000
William G. Morton, Jr.                              90,000
Fergus Reid, III                                   250,000
James J. Schonbachler                              120,000

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                           126,667

         The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Boards of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Boards of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.


         The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.

         The Declarations of Trust provide that the Trusts will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts, unless, as to liability to the Trusts or their shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trusts. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

         The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The Funds have no employees.

         The names of the officers of the Funds, together with the year of their birth, information regarding their positions held with the Funds, principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

     NAME (YEAR OF BIRTH),
      POSITIONS HELD WITH                                        PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                           DURING PAST 5 YEARS

George C. W. Gatch                Managing Director, JPMIM; Head of J.P. Morgan Fleming's U.S. Mutual Funds and
(1962), President (2001)          Financial Intermediaries Business ("FFI"); he has held numerous positions throughout the firm in business management, marketing and sales.

Robert L. Young (1963),           Mr. Young joined Banc One Investment Advisors Corporation in 1996 and in 1999 he
Senior Vice President (2004)      became Vice President and Treasurer of One Group Administrative Services, Inc. and
                                  One Group Dealer Services, Inc. and in 2001, Mr. Young became the COO of the One
                                  Group Mutual Funds.

Patricia A. Maleski               Vice President, JPMIM, head of FFI and US Institutional Funds Administration and
(1960), Vice President and        Board Liaison.  Prior to joining JPMorgan in 2001, she was the Vice President of
Chief Administrative Officer      Finance for the Pierpont Group, Inc., a service provider to the board of trustees of
(2004)                            the heritage JPMorgan Funds.

Wayne H. Chan                     Vice President and Assistant General Counsel, JPMIM, since September 2002; Mr. Chan
(1965), Vice President and        was an associate at the law firm of Shearman & Sterling from May 2001 through
Assistant Secretary (2003)        September 2002; Swidler Berlin Shereff Friedman LLP from June 1999 through May 2001 and Whitman Breed Abbott & Morgan LLP from September 1997 through May 1999.

Stephanie J. Dorsey (1969),
Treasurer (2004)                  Director of Mutual Fund Administration, One Group Administrative Services, since
                                  January 2004; Ms. Dorsey worked for Bank One Corporation from January 2003 to
                                  January 2004; Prior to joining Bank One Corporation, held various positions at
                                  PricewaterhouseCoopers LLP from September 1992.

                                       32

Jessica K. Ditullio (1963),       From August 1990 to present, various attorney positions for Bank One Corporation
Assistant Secretary (2004)        (now known as JPMorgan Chase & Co.)

Nancy E. Fields (1949),           From October 1999 to present, Director, Mutual Fund Administration, One Group
Assistant Secretary (2004)        Administrative Services, Inc. and Senior Project Manager, Mutual Funds, One Group
                                  Dealer Services, Inc. From July 1999 to October 1999, Project Manager, One Group,
                                  Banc One Investment Advisors Corporation.

Alaina Metz (1967), Assistant      Chief Administrative Officer of BISYS Fund Services,  Inc.; formerly,  Supervisor of
Secretary (2001)*                  the Blue Sky Department of Alliance Capital Management L.P.

Martin R. Dean (1963),            Vice President of Regulatory Services of BISYS Fund Services, Inc.
Assistant Secretary (2004)*

Arthur A. Jensen (1966),          Vice President of Financial Services of BISYS Fund Services, Inc., since June 2001;
Assistant Secretary (2004)*       formerly Section Manager at Northern Trust Company and Accounting Supervisor at
                                  Allstate Insurance Company.

Christopher D. Walsh (1965),      Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail
Assistant Treasurer (2004)        mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund
                                  Administration at Prudential Investments.

Paul M. DeRusso                   Vice President, JPMIM; Manager of the Budgeting and Expense Group of Funds
(1954), Assistant Treasurer       Administration Group.
(2001)


                                       33

Mary D. Squires                   Vice President, JPMIM; Ms.  Squires has held numerous financial and operations
(1955), Assistant Treasurer       positions supporting the J.P. Morgan Chase organization complex.
(2001)

Stephen M. Ungerman (1953),       Vice President, JPMIM; Fund Administration - Chief Compliance Officer Pooled
(2004)                            Vehicles; prior to joining J.P. Morgan Chase in 2000, he held a number of positions in Prudential Financial's asset management business, including
                                  Assistant General Counsel, Tax Director and Co-head of Fund Administration;
                                  Mr. Ungerman also served as Assistant Treasurer for all mutual funds managed by Prudential.



* The contact address for the officer is 3435 Stelzer Road, Columbus, OH 43219.

         As of November 30, 2004, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

                                 CODES OF ETHICS

         The Funds, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.


         Effective February 19, 2005, One Group Dealer Services, Inc. ("OGDS") will become the Funds' distributor. See "Distributor" below for more information. OGDS has adopted a Code of Ethics that requires that all employees of OGDS must: (i) place the interest of the accounts which are managed by affiliates of OGDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the Code of Ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of OGDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable mutual fund's prospectus or Statement of Additional Information or effecting or facilitating a mutual fund transaction to engage in market timing. OGDS's Code of Ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such Code of Ethics.

                     PROXY VOTING PROCEDURES AND GUIDELINES


         The Boards of Trustees of the Funds have delegated to the Funds' investment adviser, JPMIM, and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. Most of the securities in which the Funds invest, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues.

         To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

         Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between a Fund on the one hand, and JPMIM, the Fund's principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner or deferring the vote to the ISS, which will vote in accordance with its own recommendation.

         The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

              o JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who:
                  (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead -hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

              o JPMIM votes proposals to classify Board on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

              o JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

              o JPMIM votes against proposals for a super-majority vote to approve a merger.

              o JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

              o JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

              o JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

                          PORTFOLIO HOLDINGS DISCLOSURE

         As described in the Prospectuses and pursuant to the procedures approved by the Trustees, each business day, the Funds will make available to the public upon request to the JPMorgan Service Center (1-800-348-4782) an uncertified complete schedule of its portfolio holdings as of the prior business day.

         The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis and the frequency with which it is provided to them is provided below:

         In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than as provided in the first paragraph above, including pricing services, accountants, attorneys, and custodians. Such holdings are released on conditions of confidentiality which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (E.G., attorney -client relationship), or required by fiduciary or regulatory principles (E.G., custody services provided by financial institutions). Disclosure of the Funds' portfolio securities as an exception to the Funds' normal business practice must be approved by the Funds' Treasurer following business and compliance review, in accordance with the Funds' procedures. No compensation or other consideration is received by the Funds or the Adviser, or any person for these disclosures. The Funds' Trustees' will review at least annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures seek to ensure that disclosure of information about the Funds' portfolio securities is in the best interests of the Funds' shareholders. The identity of such entities, the frequency with which they receive such information and the length of the lag between the date of the information and the date it is disclosed is provided below:

         Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs will be available on the SEC website at WWW.SEC.GOV.

         The Funds also include information concerning the Funds' top ten holdings in marketing materials that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. After this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

         Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.


                               INVESTMENT ADVISER

         Pursuant to the Investment Advisory Agreements (the "Advisory Agreements"), between the Trusts on behalf of the Funds and JPMIM, JPMIM serves as investment adviser, as discussed in the "General" section.


         Subject to the supervision of the Funds' Trustees, the Adviser makes the Funds' day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. Effective October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. ("JPMFAMH"), which is a wholly owned subsidiary of JPMorgan Chase. Prior to October 1, 2003, JPMIM was a wholly owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


         Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee.


         Under separate agreements, JPMorgan Chase Bank, a subsidiary of JPMorgan Chase, also provides certain financial, fund accounting, record keeping and administrative services to the Trusts, the Corporation and the Funds and shareholder services for the Trusts. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMorgan Chase Bank, will become the administrator to the Funds in place of JPMorgan Chase Bank. Similarly, effective that same day, One Group Dealer Services, Inc., also an affiliate of JPMorgan Chase Bank, will replace JPMorgan Chase Bank as the shareholder servicing agent for the Funds. See the "Administrator and Sub-Administrator" and "Shareholder Servicing" sections.

         JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

         JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

         The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See the "Portfolio Transactions" section.

         The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

         On February 19, 2005, the Boards of Trustees of the Trusts approved amendments to the Advisory Agreements reflecting (i) the new names of the Funds effective February 19, 2005, (ii) new advisory fees for certain series of JPMST not included in this SAI, (iii) the contingent removal of each of the Funds from the Advisory Agreements effective upon the closing of the reorganization or reorganization and redomiciliation of the Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund.

         Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), a wholly owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Bond Fund II, Short Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund. On September 1, 2003, JPMFAM (USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.


         Prior to February 28, 2001, The Chase Manhattan Bank ("Chase"), a predecessor of JPMorgan Chase Bank, was the investment adviser to the Funds of JPMMFG and JPMMFSG, Chase Fleming Asset Management (USA) Inc. served as sub-adviser to those Funds, and State Street Research & Management Company also served as sub-adviser to the Strategic Income Fund.


         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by JPMIM or a predecessor, under the Advisory Agreements, the Trusts, on behalf of the Funds, have agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets as described in the Prospectuses.


         The table below sets forth the investment advisory fees paid to or accrued by JPMFAM (USA) or Chase, (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):


                                      FISCAL YEAR ENDED             FISCAL PERIOD FROM     FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                           10/31/01             11/1/01 THROUGH 8/31/02*       8/31/03              8/31/04
                                 PAID/                           PAID/                     PAID/                 PAID/
FUND                            ACCRUED             WAIVED      ACCRUED          WAIVED   ACCRUED    WAIVED     ACCRUED   WAIVED
Bond Fund II                     $2,013              $   -       $1,781          $   -    $2,712      $   -

Short Term Bond Fund II             776                 86        2,284              -     3,818          -

Strategic Income Fund               130              (130)           91           (91)       108      (108)
U.S. Treasury Income Fund           305              (212)          336          (163)       447      (119)


*The Funds changed their fiscal year-end from 10/31 to 8/31.

         The table below sets forth the amounts paid to or accrued by JPMIM, (for the portfolios corresponding to the Funds through 9/9/01 and the Funds from 9/10/01 through 8/31/06) and the amounts waived in parentheses for the fiscal periods indicated (amounts in thousands):

                                              FISCAL YEAR     FISCAL PERIOD
                                                 ENDED         FROM 11/1/01     FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                               10/31/00*     THROUGH 8/31/02*        8/31/03             8/31/04
                                                             PAID/               PAID/              PAID/
FUND                                                         ACCRUED   WAIVED   ACCRUED    WAIVED   ACCRUED   WAIVED
Bond Fund                                       $4,413       $4,315    $   -    $4,554     $   -
Enhanced Income ***                                  -            -        -       914     (399)
Global Strategic Income Fund                       652          538    (264)       586     (327)
Short Term Bond Fund                             1,126        1,474       68     2,218      (29)


                                                                 FISCAL PERIOD
                                               FISCAL YEAR        FROM 8/1/02         FISCAL YEAR      FISCAL YEAR ENDED
                                              ENDED 7/31/02    THROUGH 8/31/02~**    ENDED 8/31/03          8/31/04
                                             PAID/             PAID/               PAID/              PAID/
FUND                                         ACCRUED  WAIVED   ACCRUED    WAIVED   ACCRUED   WAIVED    ACCRUED    WAIVED
Fleming Emerging Markets Debt
Fund                                            $229    $(79)       $22      $(2)     $412      $(2)


~The fees were paid by the U.S. Fixed Income Portfolio, the Global Strategic Income Portfolio, the Short Term Bond Portfolio and the Emerging Markets Debt Portfolio, respectively, prior to the despoking of the Master Feeder structure on 9/9/01.

*The Funds changed their fiscal year-end from 10/31 to 8/31.
**The Fund changed its fiscal year-end from 7/31 to 8/31.
*** The Fund's inception date is 11/31/01.

         The Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreements. See the "Distributor" section. The Advisory Agreements will terminate automatically if assigned and are terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information."

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS


         The Funds' Boards of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreements or their affiliates, have approved the respective Advisory Agreement for each Fund.

        As part of its review of the investment advisory arrangements for the Funds, the Boards of Trustees have requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Boards of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Boards of Trustees request and review, with the assistance of legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

         In approving each Advisory Agreement, the Boards of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Boards of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Boards of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities.

         The Boards of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Boards of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

         In reaching their decision to approve the investment advisory contracts, the Boards of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.


                       ADMINISTRATOR AND SUB-ADMINISTRATOR

         Pursuant to the Administration Agreements, effective September 10, 2001, between the Trusts, on behalf of the Funds, and a predecessor of JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trusts of all documents required to be filed for compliance by the Trusts with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank in its capacity as administrator does not have any responsibility or authority for the investment management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of the Funds' shares.

         JPMorgan Chase Bank was formed on November 10, 2001, from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.


         Under the Administration Agreements, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreements will continue in effect for two years and from year to year thereafter with respect to each Fund, only if such continuance is specifically approved at least annually by the Boards of Trustees of the Trusts, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities, as defined under "Investment Restrictions". The Administration Agreements are terminable without penalty by the Trusts on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of each of the Boards of Trustees, including a majority of the Trustees who are not "interested persons" of the Trusts, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that absent willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of duties under the agreement on the part of JPMorgan Chase Bank or its directors, officers or employees, the Trusts shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trusts under the Administration Agreements.

         In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreements, JPMorgan Chase Bank receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank pays a portion of the fees it receives to BISYS Fund Services, L.P for its services as each Fund's sub-administrator.

         Prior to July 1, 2001 and pursuant to co-administration agreements with JPMF, JPMIF and JPMST, on behalf of their Funds, dated August 1, 1996, Funds Distributor, Inc. ("FDI") served as co-administrator for such Funds and their corresponding Portfolios. For its services under the co-administration agreements, these Funds and their corresponding Portfolios agreed to pay FDI fees equal to their allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund and its corresponding Portfolio was based on the ratio of its net assets to the aggregate net assets of its Trust and certain other investment companies subject to similar agreements with FDI.

         Prior to July 1, 2001 and pursuant to an administrative services agreement with JPMF, JPMIF and JPMST on behalf of their Funds a predecessor to JPMorgan Chase Bank served as such Fund's administrative services agent. For its services under this agreement, the administrative services agent received from each Fund and Portfolio an allocable share of a complex-wide charge of 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund was determined by the proportionate share that its net assets bore to the total net assets of its Trust and certain other Funds with similar arrangements.


         On August 19, 2004, the Boards of Trustees of the Trusts approved an administration agreement (the "New Administration Agreement") with One Group Administrative Services, Inc. ("OGA"). OGA is an affiliate of JPMorgan Chase Bank, the current Administrator, and an indirect wholly owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Columbus, Ohio 43240. Pursuant to the New Administration Agreement, effective February 19, 2005, OGA will be the administrator of the Funds. The new name of the Administrator will be "JPMorgan Funds Administrative Services, Inc." effective February 19, 2005.

         Pursuant to the New Administration Agreement, OGA will assist in supervising all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian agreement, the fund accounting agreement and the transfer agency agreement for that Fund). Under the New Administration Agreement, OGA has agreed to maintain the necessary office space for the Funds, to price the portfolio securities of each Fund it serves and compute the net asset value and net income of the Funds on a daily basis, to maintain each Fund's financial accounts and records, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian agreement, fund accounting agreement and the transfer agency agreement. Under the New Administration Agreement, OGA may, at its expense, subcontract with any entity or person concerning the provision of services under the New Administration Agreement.

         Unless sooner terminated, the New Administration Agreement will continue in effect through October 31, 2006. Thereafter, if not terminated, the New Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Boards of Trustees who are not parties to the New Administration Agreement or interested persons of any such party. The New Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Boards of Trustees or by OGA. The termination of the New Administration Agreement with respect to one Fund will not result in the termination of the New Administration Agreement with respect to any other Fund.

         The New Administration Agreement provides that OGA shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the New Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

         In consideration of the services to be provided by OGA pursuant to the New Administration Agreement, OGA will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of the equity and fixed income funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets of the equity and fixed income funds in the JPMorgan Funds Complex in excess of $25 billion. For purposes of this paragraph, the "JPMorgan Funds Complex" includes the series of One Group Mutual Funds.

         Prior to September 10, 2001, pursuant to an administration agreement with each of JPMMFG and JPMMFSG on behalf of their Funds, dated August 31,1996, a predecessor to JPMorgan Chase Bank served as administrator for Funds of those trusts. For its services under these administration agreements, the administrator received 0.10% of the average daily net assets of such Funds.

         Prior to September 10, 2001, pursuant to an administration agreement effective July 1, 2001 with JPMF, JPMIF and JPMST, on behalf of their Funds, a predecessor to JPMorgan Chase Bank served as administrator for Funds of those trusts. For its services under this agreement, the administrator received from each such Fund and Portfolio an allocable share of a complex-wide charge of 0.09% of the first $7 billion of average net assets plus 0.04% of average net assets over $7 billion.


         The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds or Portfolio (the amounts waived are in parentheses) for the fiscal periods indicated (amounts in thousands).


                                                                        FISCAL PERIOD FROM
                                                      FISCAL YEAR ENDED   11/1/01 THROUGH   FISCAL YEAR ENDED  FISCAL YEAR ENDED
                                                          10/31/01            8/31/02*           8/31/03             8/31/04
                                                      PAID/             PAID/               PAID/               PAID/
FUND                                                  ACCRUED   WAIVED  ACCRUED    WAIVED   ACCRUED    WAIVED   ACCRUED    WAIVED
Bond Fund                                                 $598  $(215)    $2,158  $(1,158)    $2,277  $(1,553)
U.S. Fixed Income Portfolio                                351       -         -         -         -         -
Bond Fund II                                               731    (49)       891     (121)     1,356      (36)
Enhanced Income Fund**                                                       192     (192)       548     (548)
Global Strategic Income Fund                                65    (21)       179      (87)       195      (62)
Global Strategic Income Portfolio                           35       -         -         -         -         -
Short Term Bond Fund                                       244   (106)       884     (740)     1,331   (1,298)
Short Term Bond Portfolio                                  107       -         -
Strategic Income Fund                                       28    (28)        27      (27)        32      (32)
Short Term Bond Fund II                                    374    (60)     1,371     (259)     2,291     (549)
U.S. Treasury Income Fund                                  113    (13)       168      (39)       224     (120)


*The Funds changed their fiscal year-end from 10/31 to 8/31.
**The Fund's inception date is 11/31/01.


                                                                    FISCAL PERIOD
                                                  FISCAL YEAR ENDED 8/1/02 THROUGH     FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                                        7/31/02        8/31/02*             8/31/03             8/31/04
                                                  PAID/             PAID/               PAID/               PAID/
FUND                                              ACCRUED   WAIVED  ACCRUED   WAIVED    ACCRUED   WAIVED    ACCRUED   WAIVED
Fleming Emerging Market Debt Fund                      $50      $-        $5       $ -       $88     $(31)
The Series Portfolio                                     -       -


*The Fund changed its fiscal year-end from 7/31 to 8/31.

         Prior to September 10, 2001 and pursuant to a distribution and sub-administration agreement with JPMMFG and JPMMFSG, on behalf of their Funds, a predecessor to the Distributor served as such Funds' sub-administrator. For its services under this agreement, the sub-administrator received 0.05% of the average daily net assets of each such Fund. The table below sets forth the fees paid or accrued for the fiscal periods indicated (amounts in thousands).

                                          FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL PERIOD FROM
                                               10/31/99                 10/31/00          11/1/00 THROUGH 9/9/01
                                          PAID /                   PAID /                  PAID /
FUND                                      ACCRUED      WAIVED      ACCRUED     WAIVED      ACCRUED      WAIVED
----
Bond Fund II                                 $303      $(271)        $296        $(8)        $275        $(159)
Intermediate Bond Fund                        183       (164)         190        (19)         183            -
Short Term Bond Fund II                        26        (26)          25        (25)          92          (75)
Strategic Income Fund                        3(a)      (3)(a)          12        (12)          11          (11)
U.S. Treasury Income Fund                      44          -           37          -           39            -


(a) Administrative fees and waivers for 1999 are from the period November 30, 1998 (commencement of operations) through October 31, 1999

                                   DISTRIBUTOR

         The Distributor serves as the Trusts' exclusive distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Trusts, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trusts and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trusts, the Distributor receives no compensation in its capacity as the Trusts' distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc.

         The Distribution Agreement shall continue in effect with respect to each Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of a Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of a Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of a Trust, including a vote of a majority of the Trustees who are not "interested persons" of a Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of the Distributor are located at 522 Fifth Avenue, New York, NY 10036.

         Prior to April 11, 2001, Funds Distributors, Inc. ("FDI") serviced as the distributor of the Funds of JPMF, JPMIF and JPMST.

         Effective February 19, 2005, One Group Dealer Services, Inc., 1111 Polaris Parkway, Columbus, Ohio ("OGDS"), will begin serving as distributor to the Funds pursuant to a Distribution Agreement approved by the Boards of Trustees of the Trusts on August 19, 2004. OGDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly owned subsidiary of JPMorgan Chase.

         Unless otherwise terminated, the Distribution Agreement will continue in effect until October 31, 2006 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Boards of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Boards of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Boards of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the OGDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. OGDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

                                DISTRIBUTION PLAN

         Each Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, B, C and M Shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

         Class A Shares pay a Distribution Fee of 0.25%, Class B and Class C Shares pay a Distribution Fee of 0.75%, Strategic Income Fund Class M Shares pay a Distribution Fee of up to 0.50% and Short Term Bond Fund II Class M Shares pay a Distribution Fee of up to 0.35% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

         No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

         Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average NAV of the Class A Shares, 0.25% annualized of the average NAV of the Class B Shares or 0.75% annualized of the average NAV of the Class C Shares maintained in a Fund by such broker-dealers' customers. For the Strategic Income Fund, such compensation to broker-dealers are in an amount not to excess 0.50% annualized of the average NAV of the Class M Shares maintained by such broker-dealers' customers. For the Short Term Bond Fund II, such trail or maintenance commissions are in an amount not to exceed 0.30% annualized of the average NAV of the Class M Shares maintained by such broker-dealers' customers up to $1 billion and 0.35% of the NAV excess of $1 billion. Trail or maintenance commissions on Class B and Class C Shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.

         Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

         The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

         The Distribution Plan requires that the Distributor shall provide to the Boards of Trustees, and the Boards of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefore) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.



         The Distribution Plan, which was approved by the Boards of Trustees of the Trusts on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by each Trust with respect to the classes of shares specified above.

         The table below sets for the 12b-1 fees that the Funds paid to or that were accrued by the Distributor (waived amounts are in parentheses) with respect to fiscal periods indicated (amounts in thousands):


                                                              FISCAL PERIOD FROM
                                           FISCAL YEAR ENDED   10/31/01 THROUGH    FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                              10/31/2001          8/31/02 *           8/31/2003             8/31/04

                                            PAID/              PAID/               PAID/                PAID/
                                            ACCRUED  WAIVED   ACCRUED   WAIVED    ACCRUED    WAIVED    ACCRUED    WAIVED
FUND
Bond Fund                                         -^      -    $    4        -         21    $    -
Bond Fund II                                     93     (64)      159      (94)       201       (88)
Enhanced Income Fund **
Global Strategic Income
Fund                                              -^      -         1        -          4         -
Short Term Bond Fund                              -^      -        15        -         26         -
Short Term Bond Fund II                         822     (32)    2,769      (66)     4,570      (129)
Strategic Income Fund                           150     (19)      107       (8)        90         -
U.S. Treasury Income Fund                       232    (108)      209      (90)        62      (124)


* The Funds changed their fiscal year-end from 10/31 to 8/31.
** Fund commenced operations on 11/30/01.
^ Amount rounds to less than one thousand.


                                  FISCAL YEAR ENDED        FISCAL PERIOD FROM          FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                       7/31/02           /31/02 THROUGH 8/31/02             8/31/03                   8/31/04
                               PAID/                   PAID/                                 PAID/                     PAID/
FUND                          ACCRUED     WAIVED     ACCRUED                WAIVED     ACCRUED      WAIVED     ACCRUED      WAIVED
----

Fleming Emerging Markets
Debt Fund *                   $  -        $  -       $   -                  $ -        $  -         $  -


* The Fund changed its fiscal year-end from 7/31 to 8/31.

         Expenses paid by the Distributor related to the distribution of Fund shares under the Distribution Plan during the fiscal year ended 8/31/04:


BOND FUND
             Advertising and Sales Literature
             B Share Financing Charges
             Compensation to dealers
             Compensation to sales personnel
             Equipment, supplies and other
             Printing, production and mailing of prospectuses to other than shareholders
BOND FUND II
             Advertising and Sales Literature
             B Share Financing Charges
             Compensation to dealers
             Compensation to sales personnel
             Equipment, supplies and other
             Printing, production and mailing of prospectuses to other than shareholders
FLEMING EMERGING MARKETS DEBT FUND
             Advertising and Sales Literature
             B Share Financing Charges
             Compensation to dealers
             Compensation to sales personnel
             Equipment, supplies and other
             Printing, production and mailing of prospectuses to other than shareholders
GLOBAL STRATEGIC INCOME
             Advertising and Sales Literature
             B Share Financing Charges
             Compensation to dealers
             Compensation to sales personnel
             Equipment, supplies and other
             Printing, production and mailing of prospectuses to other than shareholders
SHORT TERM BOND FUND
             Advertising and Sales Literature
             B Share Financing Charges
             Compensation to dealers
             Compensation to sales personnel
             Equipment, supplies and other
             Printing, production and mailing of prospectuses to other than shareholders
SHORT TERM BOND FUND II
             Advertising and Sales Literature
             B Share Financing Charges
             Compensation to dealers
             Compensation to sales personnel
             Equipment, supplies and other indirect distribution related expenses
             Printing, production and mailing of prospectuses to other than shareholders
STRATEGIC INCOME FUND
             Advertising and Sales Literature
             B Share Financing Charges
             Compensation to dealers
             Compensation to sales personnel
             Equipment, supplies and other indirect distribution related expenses
             Printing, production and mailing of prospectuses to other than shareholders
U.S. TREASURY INCOME FUND
             Advertising and Sales Literature
             B Share Financing Charges
             Compensation to dealers
             Compensation to sales personnel
             Equipment, supplies and other indirect distribution related expenses
             Printing, production and mailing of prospectuses to other than shareholders

                                    CUSTODIAN

         Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated March 1, 2003, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.


         For fund accounting services, each Fund, except the Global Strategic Income Fund and Fleming Emerging Markets Debt Fund, pays to JPMorgan Chase Bank the higher of (a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. income funds of 0.01% of the first $10 billion, 0.0075% on the next $10 billion, 0.005% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. income fund is $25,000.

         For fund accounting services, the Fleming Emerging Markets Debt Fund pays to JPMorgan Chase Bank the higher of (a) fees equal to its pro rata share of an annual complex-wide charge on the average daily net assets of all emerging markets funds of 0.04% of the first $10 billion and 0.03% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per emerging market fund is $55,000.

         For fund accounting services, the Global Strategic Income Fund pays to JPMorgan Chase Bank the higher of (a) fees equal to its pro rata share of an annual complex-wide charge on average daily net assets of all international funds of 0.03% of the first $10 billion and 0.025% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $55,000.

         In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts. For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

         JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT

         DST Systems, Inc. ("DST" or "Transfer Agent"), 210 West 10th Street, Kansas City, MO 64105, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

         On August 19, 2004, the Boards of Trustees of the Trusts approved the retention of Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts 02171 ("BFDS"), to serve as transfer agent and dividend disbursing agent for each Fund. The transition from DST to BFDS is expected to be complete in February, 2005. The services to be provided by BFDS will be substantially similar to the services currently provided by DST as Transfer Agent and Dividend Disbursing Agent.

                              SHAREHOLDER SERVICING

         The Trusts on behalf of each of the Funds have entered into Shareholder Servicing Agreements with JPMorgan Chase Bank. Under the agreements, JPMorgan Chase Bank is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with parties for the provision of shareholder support services.


         Under the Shareholder Servicing Agreements, each Fund has agreed to pay the JPMorgan Chase Bank for these services a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders). JPMorgan Chase Bank may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreements with respect to each Fund on a month-to-month basis.


Select Class, Class A, Class B and Class C Shares            0.25%
Institutional Class Shares                                   0.10%
Ultra Shares                                                 0.05%
Strategic Income Fund Class M Shares                         0.30%
Short Term Bond Fund II Class M Shares                       0.25%

         The table below sets forth the fees paid or accrued to the Shareholder Servicing Agents and (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated:


                            FISCAL YEAR ENDED        FISCAL PERIOD FROM
                                10/31/01            11/1/01 THROUGH 8/31/02*    FISCAL YEAR ENDED 8/31/03    FISCAL YEAR ENDED
FUND                      PAID/                                  WAIVED          PAID/           WAIVED           8/31/04
                         ACCRUED      WAIVED        PAID/        ACCRUED         ACCRUED         ACCRUED     PAID/      WAIVED
BOND FUND
Class A Shares                                       1,000        (1,000)        4,000             (4,000)
Class B Shares                                       1,000             -         6,000                  -
Class C Shares                                                                    -^                    -
Institutional Class
Shares                    945,000    (14,000)      720,000       (74,000)      645,000            (71,000)
Select Class Shares       109,000          -       629,000             -       836,000             (1,000)
Ultra Shares               41,000    (41,000)      233,000      (233,000)      267,000           (267,000)
BOND FUND II
Select Class Shares         1,603       (491)    1,369,000      (675,000)    2,134,000         (1,262,000)
Class A Shares                 64        (46)       94,000       (30,000)       88,000            (59,000)
Class B Shares                 10         (7)       21,000        (4,000)       38,000            (25,000)
ENHANCED INCOME FUND **
Institutional Class
Shares                                                                         366,000           (366,000)
GLOBAL STRATEGIC INCOME
FUND
Class A Shares                                           -                       1,000             (1,000)
Class B Shares                                           -                       1,000             (1,000)
Institutional Class
Shares                    159,000     (4,000)      116,000       (26,000)      126,000            (25,000)
Select Class Shares         2,000          -         9,000        (7,000)        9,000             (6,000)
SHORT TERM BOND FUND
Class A Shares                                      15,000        (4,000)       26,000            (22,000)
Institutional Class
Shares                    498,000    (88,000)      502,000      (502,000)      739,000           (726,000)
Select Class Shares        22,000          -       203,000             -       344,000             (4,000)
SHORT TERM BOND FUND II
Select Class Shares           466       (135)      275,000      (168,000)      492,000           (318,000)
Class M Shares                                   1,899,000       (56,000)    3,111,000                  -
Class A Shares                                     110,000       (32,000)      215,000            (24,000)
STRATEGIC INCOME FUND
Class M Shares                                      16,000       (16,000)       25,000            (20,000)
Class A Shares                                       5,000        (5,000)        7,000             (7,000)
Class B Shares                                      22,000       (13,000)       20,000            (20,000)
Class C Shares                                       5,000        (5,000)        7,000             (7,000)
U.S. TREASURY INCOME
FUND
Select Class Shares           152        (13)       22,000       (13,000)      192,000           (126,000)
Class A Shares                                                                 124,000            (70,000)
Class B Shares                                                                  56,000             (1,000)


^Amount rounds to less than one thousand.
*The Funds changed their fiscal year-end from 10/31 to 8/31.
**The Fund's inception date is 11/31/01.


                                  FISCAL PERIOD FROM
                                     FISCAL YEAR            8/1/02 THROUGH        FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                    ENDED 7/31/02              8/31/02*                8/31/03                   8/31/04
                                  PAID/                     PAID/                PAID/                      PAID/
FUND                             ACCRUED        WAIVED     ACCRUED   WAIVED     ACCRUED      WAIVED        ACCRUED    WAIVED
FLEMING EMERGING MARKETS
DEBT FUND
Select Class Shares              $92,000           -       $8,000         -    $147,000    (127,000)


*The Fund changed its fiscal year-end from 7/31 to 8/31.

         Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Shareholder Servicing Agents.

         For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related in investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

         JPMorgan Chase Bank and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Funds or to its shareholders, since it will be paid by JPMorgan Chase Bank and/or the Distributor.

         JPMorgan Chase Bank, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.


         On August 19, 2004, the Boards of Trustees of the Trusts, including a majority of the trustees who are not "interested persons" of the Trusts (as defined in the 1940 Act), approved a Shareholder Servicing Agreement between the Trusts and OGDS (the "New Shareholder Servicing Agreement"). The New Shareholder Servicing Agreement will be effective February 19, 2005 with respect to the Select Class, Institutional Class, Class A, Class B and Class C Shares of each Fund. Under the New Shareholder Servicing Agreement, effective February 19, 2005, the Fund will pay OGDS a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Fund attributable to the Select Class, Class A, Class B and Class C Shares of each Fund and 0.25% of the average daily net assets of the Fund attributable to the Institutional Class Shares of each Fund. The fee is paid to OGDS for a variety of specific shareholder servicing functions. OGDS may enter into shareholder servicing contracts with affiliated and unaffiliated broker-dealers and intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Select Class, Institutional Class, Class A, Class B or Class C Shares of a Fund under which OGDS will pay all or a portion of the annual fee to such broker-dealers or intermediaries for performing such services.

         The New Shareholder Servicing Agreement will become effective February 19, 2005 and, unless sooner terminated, will continue until October 31, 2006. Thereafter, if not terminated, the New Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Boards of Trustees of the Trusts who are not parties to the New Shareholder Servicing Agreement or interested persons of any such party. The New Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Boards of Trustees of the Trusts or by OGDS. The New Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

                                    EXPENSES

         The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trusts; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

         JPMorgan Chase Bank, JPMIM, OGA and OGDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                             FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trusts, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and will not be remitted to a Fund or JPMorgan Chase Bank.

         Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

                             INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trusts and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

         The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that the investor buys more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. The JPMorgan Funds Service Center may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the JPMorgan Funds Service Center. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

         An investor may buy shares in a Fund: (i) through an investment representative ("Financial Intermediary"); (ii) through the Distributor by calling the JPMorgan Service Center; or (iii) for the purchase Class A, B or C shares, an investor may also buy through the Systematic Investment Plan. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

         The Funds may, at their own option, accept securities in payment for shares. The securities, delivered in such a transaction, are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objectives and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale;
(iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities offered in payment for its shares.

         Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts have filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

         Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of a Fund by the percentage representing that investor's share of the aggregate beneficial interests in a Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

         EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

         Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

         A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 14Ad-15 of the Securities Exchange Act of 1934.

         ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.


         The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

         For all Funds with Class B Shares, Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B Shares purchased prior to May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

         A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

         The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

         Investors may incur a fee if they effect transactions through a broker or agent.

                           DIVIDENDS AND DISTRIBUTIONS

         Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

         Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her financial professional or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

         The Funds compute their NAV once daily on Monday through Friday at the time indicated in the Prospectuses. The NAV will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Boards of Trustees to the extent permitted by applicable law. The days on which NAV is determined are the Funds' business days.

         The NAV of each class of a Fund is equal to the value of such class's pro rata portion of the Fund's investments less the class's pro rata portion of the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

         Fixed income securities with a maturity of 60 days or more, are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Securities or other assets for which market quotations are not readily available (including certain illiquid securities) or for which market quotations do not represent the value at the time of pricing are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

         Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodity exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' NAV. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third party broker.

         For purposes of calculating NAV all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date. Trading in securities on most foreign markets is normally completed before the close in trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when a Fund's NAV is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                             PERFORMANCE INFORMATION

         From time to time, the Funds may quote performance in terms of yield, actual distributions of average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Funds. Shareholders may obtain current performance information by calling the number provided on the cover page of this SAI. See also the Prospectuses.

         A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in NAV per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter period.


Average annual total returns are calculated according to the following formulas:


     Average annual total returns (before taxes):
                  n
         P (1 + T)  = ERV

     Average annual total returns (after taxes on distributions):
                  n
         P (1 + T) = ATV
                        D

     Average annual total returns (after taxes on distributions and sale of Fund
                          n
         shares) P (1 + T) = ATV
                                 DR

                  Where:     P        =   a hypothetical initial payment of $1,000.

                             T            = average annual total return (before
                                          taxes, after taxes on distributions,
                                          or after taxes on distributions and
                                          sale of Fund shares, as applicable).

                             n        =   number of years

                             ERV      =   ending redeemable value of a
                                          hypothetical $1,000 payment made at
                                          the beginning of the 1-, 5-, or
                                          10-year periods at the end of the 1-,
                                          5-, or 10-year periods (or fractional
                                          portion).

                             ATV      =   ending value of a hypothetical
                                D         $1,000 payment made at the beginning
                                          of the 1-, 5-, or 10-year periods at
                                          the end of the 1-, 5-, or 10-year
                                          periods (or fractional portion), after
                                          taxes on fund distributions but not
                                          after taxes on redemption.

                             ATV      =   ending value of a hypothetical
                                DR        $1,000 payment made at the beginning
                                          of the 1-, 5-, or 10-year periods at
                                          the end of the 1-, 5-, or 10-year
                                          periods (or fractional portion), after
                                          taxes on fund distributions and
                                          redemption.


       AVERAGE ANNUAL TOTAL RETURNS AS OF THE FISCAL PERIOD ENDED 8/31/04* (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)


                                                                                        SINCE                DATE OF
                                                      1 YEAR      5 YEARS    10 YEARS   INCEPTION **    FUND INCEPTION **
----------------------------------------------------- ----------- ---------- ---------- -------------- --------------------
BOND FUND
Class A Shares - before taxes                              1.84%      6.20%      6.40%
Class A Shares - after taxes on distributions             -0.08%      4.10%      4.01%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   1.41%      4.02%      3.98%
Class B Shares - before taxes                              0.89%      6.23%      6.58%
Class B Shares - after taxes on distributions             -0.86%      4.27%      4.27%
Class B Shares - after taxes on distributions
and sale of fund shares.                                   0.81%      4.14%      4.20%
Class C Shares - before taxes                              4.84%      6.65%      6.63%
Class C Shares - after taxes on distributions              3.11%      4.72%      4.33%
Class C Shares - after taxes on distributions
and sale of fund shares.                                   3.37%      4.52%      4.24%
Institutional Shares - before taxes                        6.96%      7.26%      7.02%
Institutional Shares - after taxes on distributions        4.82%      5.04%      4.51%
Institutional Shares - after taxes on distributions        4.74%      4.87%      4.45%
and sale of fund shares.
Select Shares - before taxes                               6.88%      7.10%      6.86%
Select Shares - after taxes on distributions               4.81%      4.95%      4.44%
Select Shares - after taxes on distributions
and sale of fund shares.                                   4.69%      4.78%      4.37%
Ultra Shares - before taxes                                7.05%      7.37%      7.11%
Ultra Shares - after taxes on distributions                4.88%      5.08%      4.63%
Ultra Shares - after taxes on distributions
and sale of fund shares.                                   4.80%      4.92%      4.55%
BOND FUND II
Class A Shares - before taxes                              1.67%      5.93%      6.31%
Class A Shares - after taxes on distributions              0.48%      4.00%      N/A***
Class A Shares - after taxes on distributions
and sale of fund shares.                                   1.14%      3.87%      N/A***
Class B Shares - before taxes                              0.41%      5.94%      6.47%
Class B Shares - after taxes on distributions             -0.56%      4.18%      N/A***
Class B Shares - after taxes on distributions
and sale of fund shares.                                   0.33%      3.99%      N/A***
Select Shares - before taxes                               6.38%      6.94%      6.81%
Select Shares - after taxes on distributions               5.08%      4.94%      N/A***
Select Shares - after taxes on distributions
and sale of fund shares.                                   4.21%      4.71%      N/A***
ENHANCED INCOME FUND
Institutional Shares - before taxes                        1.28%                                1.46%      11/30/2001
Institutional Shares - after taxes on distributions        0.76%                                0.70%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                   0.83%                                0.79%
FLEMING EMERGING MARKETS DEBT
Select Shares - before taxes                              14.56%     16.58%                    10.11%       4/17/1997
Select Shares - after taxes on distributions              11.57%     12.42%                     5.87%
Select Shares - after taxes on distributions
and sale of fund shares.                                   9.35%     11.67%                     5.83%
GLOBAL STRATEGIC INCOME FUND
Class A Shares - before taxes                              2.27%      4.99%                     4.62%       3/17/1997
Class A Shares - after taxes on distributions              0.44%      2.39%                     2.02%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   1.45%      2.62%                     2.28%
Institutional Shares - before taxes                        7.85%      6.55%                     5.75%
Institutional Shares - after taxes on distributions        5.69%      3.80%                     2.98%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                   5.06%      3.87%                     3.15%
Select Shares - before taxes                               7.47%      6.18%                     5.41%
Select Shares - after taxes on distributions               5.45%      3.48%                     2.75%
Select Shares - after taxes on distributions
and sale of fund shares.                                   4.82%      3.58%                     2.93%
SHORT TERM BOND FUND
Class A Shares - before taxes                              0.39%      4.36%      5.09%
Class A Shares - after taxes on distributions             -0.31%      2.72%      3.09%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   0.25%      2.72%      3.09%
Institutional Shares - before taxes                        2.38%      5.10%      5.57%
Institutional Shares - after taxes on distributions        1.50%      3.33%      3.45%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                   1.54%      3.27%      3.43%
Select Shares - before taxes                               1.99%      4.79%      5.31%
Select Shares - after taxes on distributions               1.22%      3.10%      3.28%
Select Shares - after taxes on distributions
and sale of fund shares.                                   1.29%      3.06%      3.27%
SHORT TERM BOND FUND II
Class A Shares - before taxes                              0.28%      4.24%      4.79%
Class A Shares - after taxes on distributions             -0.43%      2.73%      2.95%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   0.18%      2.69%      2.93%
M Shares - before taxes                                    0.02%      4.00%      4.65%
M Shares - after taxes on distributions                   -0.60%      2.58%      2.87%
M Shares - after taxes on distributions
and sale of fund shares.                                   0.01%      2.54%      2.85%
Select Shares - before taxes                               2.01%      4.84%      5.22%
Select Shares - after taxes on distributions               1.20%      3.22%      3.27%
Select Shares - after taxes on distributions
and sale of fund shares.                                   1.30%      3.14%      3.24%
STRATEGIC INCOME FUND
Class A Shares - before taxes                              3.67%      4.63%                     4.33%      11/30/1998
Class A Shares - after taxes on distributions              1.91%      2.16%                     1.77%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   2.35%      2.38%                     2.06%
Class B Shares - before taxes                              3.01%      4.78%                     4.59%
Class B Shares - after taxes on distributions              1.37%      2.45%                     2.16%
Class B Shares - after taxes on distributions
and sale of fund shares.                                   1.93%      2.60%                     2.37%
Class C Shares - before taxes                              7.11%      5.11%                     4.73%
Class C Shares - after taxes on distributions              5.47%      2.81%                     2.32%
Class C Shares - after taxes on distributions
and sale of fund shares.                                   4.59%      2.91%                     2.51%
M Shares - before taxes                                    5.16%      4.69%                     4.37%
M Shares - after taxes on distributions                    3.45%      2.29%                     1.88%
M Shares - after taxes on distributions
and sale of fund shares.                                   3.32%      2.48%                     2.14%
U.S. TREASURY INCOME FUND
Class A Shares - before taxes                              0.30%      5.75%      5.84%
Class A Shares - after taxes on distributions             -0.76%      3.95%      3.65%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   0.18%      3.79%      3.60%
Class B Shares - before taxes                             -0.87%      5.45%      5.63%
Class B Shares - after taxes on distributions             -1.66%      3.98%      3.71%
Class B Shares - after taxes on distributions
and sale of fund shares.                                  -0.57%      3.74%      3.61%
Select Shares - before taxes                               5.26%      6.89%      6.42%
Select Shares - after taxes on distributions               4.07%      5.02%      4.19%
Select Shares - after taxes on distributions
and sale of fund shares.                                   3.40%      4.73%      4.08%



* Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invest (or during the relevant period invested) in the same portfolio of securities.

**       If Fund has less that 10 Years.

*** After tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor Common Trust Fund.


Calculating after-tax performance is the maximum (marginal) rate of 35%.

         YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share.

Yields are calculated according to the following formula:

            A-B     6
YIELD = 2 [( CD  +1)  - 1]

Where:

    a   =  dividends and interest earned during the period.
    b   =  expenses accrued for the period (net of reimbursements).
    c   =  the average daily number of shares outstanding during the period that were entitled to receive dividends.

    d   =  the maximum offering price per share on the last day of the period.

Set forth below is the SEC yield information for the Funds for the 30-day period ended 8/31/04.

BOND FUND
  Class A Shares                                     3.00%
  Class B Shares                                     2.43%
  Class C Shares                                     2.41%
  Institutional Class Shares                         3.43%
  Select Class Shares                                3.26%
  Ultra Shares                                       3.52%
BOND FUND II
  Class A Shares                                     2.60%
  Class B Shares                                     2.00%
  Select Class Shares                                2.88%
ENHANCED INCOME FUND
  Institutional Class Shares                         1.64%
FLEMING EMERGING MARKETS DEBT FUND
  Select Class Shares                                6.93%
GLOBAL STRATEGIC INCOME FUND
  Class A Shares                                     4.83%

  Institutional Class Shares                         5.66%
  Select Class Shares                                5.30%
SHORT TERM BOND FUND
  Class A Shares                                     2.46%
  Institutional Class Shares                         2.94%
  Select Class Shares                                2.66%
SHORT TERM BOND FUND II
  Class A Shares                                     2.30%
  Class M Shares                                     2.05%
  Select Class Shares                                2.59%
STRATEGIC INCOME FUND
  Class A Shares                                     4.07%
  Class B Shares                                     3.69%
  Class C Shares                                     3.69%
  Class M Shares                                     3.88%
U.S. TREASURY INCOME FUND
  Class A Shares                                     2.69%
  Class B Shares                                     1.94%
  Select Class Shares                                3.01%


         A Fund's performance will vary from time to time depending upon market conditions, the composition of the portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A and Class M Shares) or the maximum contingent deferred sales charge (in the case of Class B and Class C Shares) when presented inclusive of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

         The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, JPMorgan Chase Bank and/or other service providers waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

         Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                             PORTFOLIO TRANSACTIONS

         On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         Portfolio transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Strategies and Policies-Portfolio Turnover".

         In connection with Portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

         Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Boards of Trustees of each Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the Distributor or any of its affiliates.

         On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

         If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         The Funds paid the following brokerage commissions for the indicated periods:

                                        FISCAL PERIOD
                                       FISCAL YEAR ENDED      FROM 11/1/01     FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                          10/31/01         THROUGH 8/31/02        8/31/03             8/31/04
                                    --------------------- ------------------ ------------------- -------------------
BOND FUND
Total Brokerage Commissions                      $80,619           $364,078            $270,125
Brokerage Commissions to
Affiliated Broker Dealers                              -              4,862              10,313
BOND FUND II
Total Brokerage Commissions                      228,340            182,738             231,040
Brokerage Commissions to
Affiliated Broker Dealers                              -             40,810                   -
ENHANCED INCOME FUND
Total Brokerage Commissions                            -                  -             128,828
Brokerage Commissions to
Affiliated Broker Dealers                              -                  -                   -
GLOBAL STRATEGIC INCOME FUND
Total Brokerage Commissions                        1,777             20,830              21,997
Brokerage Commissions to
Affiliated Broker Dealers                              -              1,197                   -
SHORT TERM BOND FUND
Total Brokerage Commissions                       18,480            236,459             356,704
Brokerage Commissions to
Affiliated Broker Dealers                              -             43,038              59,481
SHORT TERM BOND FUND II
Total Brokerage Commissions                            -            349,234             668,879
Brokerage Commissions to
Affiliated Broker Dealers                              -              4,428                   -
STRATEGIC INCOME FUND
Total Brokerage Commissions                            -              3,889               1,957
Brokerage Commissions to
Affiliated Broker Dealers                              -                  -                   -
U.S. TREASURY INCOME FUND
Total Brokerage Commissions                            -             39,936              52,745
Brokerage Commissions to
Affiliated Broker Dealers                              -                121                   -

* The Fund's inception date is 11/31/01.

                                                                      FISCAL PERIOD                          FISCAL YEAR
                                                    FISCAL YEAR        FROM 8/01/02     FISCAL YEAR ENDED       ENDED
                                                   ENDED 7/31/02     THROUGH 8/31/02         8/31/03           8/31/04
FLEMING EMERGING MARKETS DEBT FUND
Total Brokerage Commissions                                 $1,795                $187                $904
Brokerage Commissions to Affiliated Broker
Dealers                                                          -                   -                   -

                               MASSACHUSETTS TRUST

         Each Trust is organized as a "Massachusetts business trust" of which each Fund is a separate and distinct series. Copies of the Declaration of Trust for a Trust are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By Laws of each of the Trusts are designed to make each Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, each Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees intend to conduct the operations of the Trusts in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

         Each Trust's Declaration of Trust provides that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust, unless, as to liability to a Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of a Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

         Each Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                              DESCRIPTION OF SHARES

         The Trusts are open-end management investment companies organized as Massachusetts business trusts. Each Fund represents a separate series of shares of beneficial interest, JPMMF is comprised of two series, JPMIF is comprised of eleven series, JPMST is comprised of eleven series, JPMMFG is comprised of fifteen series and JPMMFSG is comprised of nine series. See "Massachusetts Trust."

         The Declarations of Trust permit the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

         The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of a Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of a Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or a Trust's Declaration of Trust.

         Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of a Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of a Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

         Shareholders of a Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of a Fund's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1 % of a Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of a Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

         The Trustees have authorized the issuance and sale to the public of two series of JPMF, eleven series of JPMIF, nine series of JPMST, fourteen series of JPMMFG and six series of JPMMFSG. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges".

                          DISTRIBUTIONS AND TAX MATTERS

         The following is a summary of certain tax considerations generally affecting the Funds and their shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Funds in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

         Each Fund generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

         In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

         Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

         If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

         Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

         FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses that it realizes. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, each Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent a Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

         Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

         Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that such Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of such Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of such Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

         In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

         BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to such Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

         STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

         Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless a Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

         CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds listed below had capital loss carryforwards for the periods indicated (amounts in thousands):

                                                        AMOUNT               EXPIRATION DATE
                                               -------------------------- -----------------------
     ENHANCED INCOME FUND                                       $ (1,180)        August 31, 2010
                                                                    (792)        August 31, 2011
                                               --------------------------
                                                                  (1,972)

     FLEMING EMERGING MARKETS DEBT FUND                         $ (2,324)        August 31, 2010

     GLOBAL STRATEGIC INCOME FUND                               $ (8,194)        August 31, 2006
                                                                  (5,023)        August 31, 2007
                                                                  (6,462)        August 31, 2008
                                                                  (4,211)        August 31, 2009
                                                                  (8,400)        August 31, 2010
                                               --------------------------
                                                                 (32,290)*

     STRATEGIC INCOME FUND                                      $ (1,652)        August 31, 2009
                                                                    (917)        August 31, 2010
                                                                     (46)        August 31, 2011
                                               --------------------------
                                                                  (2,615)

     U.S. TREASURY INCOME FUND                                  $ (1,587)        August 31, 2008

         *The above capital loss carryover includes $426 (amount in thousands) of losses acquired from J.P. Morgan Global Strategic Income Fund. Utilization of these losses will be subject to an annual limitation as prescribed by the Internal Revenue Code.

         These Funds will not be taxed on future capital gains to the extent offset by the capital loss carry forward regardless of whether such capital gains are distributed to shareholders.

                             ADDITIONAL INFORMATION

         As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of a Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

         Telephone calls to the Funds, JPMorgan Chase Bank or a financial professional as shareholder-servicing agent may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trusts' Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or the Distributor. The Prospectuses and this SAI do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

         PRINCIPAL HOLDERS. As of November 30, 2004, the following persons owned of record, or are known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds.

         The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS

         The Funds' financial statements and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' August 31, 2004 annual report filing made with the SEC on October 28, 2003 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The foregoing financial reports are available without charge upon request by calling JPMorgan Funds Services at (800) 766-7722 for Institutional Class Shares and
(800) 348-4782 for Select Class, Ultra, Class A, Class B or Class C Shares [CLASS M SHARES?].


         ------------------------------------------- ---------------------
         TRUST                                       ACCESSION NUMBER
         ------------------------------------------- ---------------------
         J.P. Morgan Funds
         ------------------------------------------- ---------------------
         J.P. Morgan Institutional Funds
         ------------------------------------------- ---------------------
         J.P. Morgan Mutual Fund Group
         ------------------------------------------- ---------------------
         J.P. Morgan Mutual Fund Series Group
         ------------------------------------------- ---------------------
         J.P. Morgan Series Trust
         ------------------------------------------- ---------------------

              APPENDIX A-DESCRIPTION OF SECURITY RATINGS*

         The ratings of Standard & Poor's, Moody's and Fitch represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA-Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A-Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB-Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC-An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC-An obligation rated CC is highly vulnerable to nonpayment.

C-The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

--------
* AS DESCRIBED BY THE RATING AGENCIES. RATINGS ARE GENERALLY GIVEN TO SECURITIES AT THE TIME OF ISSUANCE. WHILE THE RATING AGENCIES MAY FROM TIME TO TIME REVISE SUCH RATINGS, THEY UNDERTAKE NO OBLIGATION TO DO SO.

Note rating symbols are as follows:

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

         Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST COMMERCIAL PAPER RATINGS

A-1--This rating indicates an issuer has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2--This rating indicates an issuer has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

                                     MOODY'S

                          CORPORATE AND MUNICIPAL BONDS

AAA-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         The Aa, A and Baa rating categories are refined by the inclusion of a modifier. These numeric suffixes (Aa1, Aa2,Aa3, etc.) are intended to provide further differentiation within each category. For instance, a Aa1 rating exhibits the best of the characteristics within the As category, while a Aa3 contains relatively less.

                COMMERCIAL PAPER, INCLUDING TAX EXEMPT SECURITIES

PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well established industries. High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to lesser degree. Earnings trends and coverage ratios, while sound, may be more subjects to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3-Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

         Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned to an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

MIG-1-The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2-MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

VMIG-3--Notes bearing this designation are of acceptable credit quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

The VMIG rating is amended with a prefix denoting the long-term quality of the issuer, for instance Aaa/VMIG-1 or Aa/VMIG-1.

                                      FITCH

           DESCRIPTION OF FITCH'S TWO HIGHEST COMMERCIAL PAPER RATINGS

Fitch's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Fitch's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2 and Prime-3.

ISSUERS RATED PRIME-1--(or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

ISSUERS RATED PRIME-2--(or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                          CORPORATE AND MUNICIPAL BONDS

The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.


AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) and minus (-) signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                           SHORT-TERM TAX EXEMPT NOTES

F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                           J.P. MORGAN TAX FREE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 28, 2004
                  Subject to completion dated October 28, 2004


                       J.P. MORGAN SERIES TRUST ("JPMST")
             JPMorgan California Bond Fund ("California Bond Fund")

                J.P. MORGAN MUTUAL FUND SELECT TRUST ("JPMMFST")
    JPMorgan Intermediate Tax Free Income Fund ("Intermediate Tax Free Income
                                     Fund")
   JPMorgan New York Intermediate Tax Free Income Fund ("N.Y. Intermediate Tax
                               Free Income Fund")
     JPMorgan New Jersey Tax Free Income Fund ("N.J. Tax Free Income Fund")
             JPMorgan Tax Free Income Fund ("Tax Free Income Fund")

                      522 Fifth Avenue, New York, NY 10036


This Statement of Additional Information is not a Prospectus, but contains additional information which should be read in conjunction with the Prospectuses dated December 28, 2004 for California Bond Fund, Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund (each a "Fund," and, collectively, the "Funds") as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the Shareholder Reports relating to the Funds dated August __, 200_. The Prospectuses and the financial statements, including the Independent Accountants' Reports, are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor ("JPMFD" or the "Distributor"), at 522 Fifth Avenue, New York, NY 10036.

For more information about the Funds or the financial statements, simply write or call for:

                          JPMorgan Funds Service Center
                                 P.O. Box 219392
                           Kansas City, MO 64121-9392
                                 1-800-348-4782

                                                                     SAI-TF-1204

TABLE OF CONTENTS


GENERAL                                                                                                  1
INVESTMENT STRATEGIES AND POLICIES                                                                       3
INVESTMENT RESTRICTIONS                                                                                 23
TRUSTEES                                                                                                26
OFFICERS                                                                                                32
CODES OF ETHICS                                                                                         34
PROXY VOTING PROCEDURES AND GUIDELINES                                                                  34
PORTFOLIO HOLDINGS DISCLOSURE                                                                           35
INVESTMENT ADVISER                                                                                      35
ADMINISTRATOR AND SUB-ADMINISTRATOR                                                                     38
DISTRIBUTOR                                                                                             40
DISTRIBUTION PLAN                                                                                       41
CUSTODIAN                                                                                               43
TRANSFER AGENT                                                                                          43
SHAREHOLDER SERVICING AGENTS                                                                            43
EXPENSES                                                                                                45
FINANCIAL PROFESSIONALS                                                                                 46
INDEPENDENT ACCOUNTANTS                                                                                 46
PURCHASES, REDEMPTIONS AND EXCHANGES                                                                    46
DIVIDENDS AND DISTRIBUTIONS                                                                             49
NET ASSET VALUE                                                                                         49
PERFORMANCE INFORMATION                                                                                 50
PORTFOLIO TRANSACTIONS                                                                                  55
MASSACHUSETTS TRUST                                                                                     57
DESCRIPTION OF SHARES                                                                                   58
DISTRIBUTIONS AND TAX MATTERS                                                                           59
ADDITIONAL INFORMATION                                                                                  64
FINANCIAL STATEMENTS                                                                                    66
APPENDIX A-DESCRIPTION OF SECURITY RATINGS                                                             A-1
APPENDIX B- ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL SECURITIES                          B-I
APPENDIX C- INFORMATION CONCERNING THE STATE OF NEW YORK                                               C-1
APPENDIX D- SPECIAL INVESTMENT CONSIDERATIONS RELATING TO NEW JERSEY MUNICIPAL OBLIGATIONS             D-1

                                     GENERAL

     This Statement of Additional Information (the "SAI") relates to the JPMorgan Funds listed below. The shares of the Funds are collectively referred to in this SAI as the "Shares." The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:

California Bond Fund                                   Select, Institutional, Class A, Class B and Class C
Intermediate Tax Free Income Fund                      Select, Institutional, Class A, Class B and Class C
N.Y. Intermediate Tax Free Income Fund                 Select, Institutional, Class A, Class B and Class C
N.J. Tax Free Income Fund                              Select, Institutional, Class A, Class B and Class C
Tax Free Income Fund                                   Select, Institutional, Class A, Class B and Class C

     Currently, each Fund offers the following classes of Shares:

California Bond Fund                                   Select, Institutional and Class A
Intermediate Tax Free Income Fund                      Select, Institutional, Class A, Class B and Class C
N.J. Tax Free Income Fund                              Select, Class A and Class B
N.Y. Intermediate Tax Free Income Fund                 Select, Institutional, Class A, Class B and Class C
Tax Free Income Fund                                   Select, Class A and Class B


     Effective February 19, 2005, the following Funds will also offer the following additional classes of Shares:



California Bond Fund                                   Class B and Class C
N.J. Tax Free Income Fund                              Class C



     Effective February 28, 2001, the following Funds were renamed as approval by the Board of Trustees of the JPMMFST:


FUND                                                   FORMER NAME
JPMorgan Intermediate Tax Free Income Fund             Chase Vista Select Intermediate Tax Free Income Fund
JPMorgan New York Intermediate Tax Free Income Fund    Chase Vista Select New York Intermediate Tax Income Fund
JPMorgan New Jersey Tax Free Fund                      Chase Vista Select New Jersey Tax Free Income Fund
JPMorgan Tax Free Income Fund                          Chase Vista Select Tax Free Income Fund


     Effective May 1, 2003, the Mutual Fund Select Trust was renamed the J.P. Morgan Mutual Fund Select Trust with the approval of the Board of Trustees.

     Effective February 19, 2005, the following Funds will be renamed with the approval of its Board of Trustees of JPMST or JPMMFST, as applicable:



NAME OF FUND AS OF DECEMBER 28, 2004                   NAME OF FUND EFFECTIVE FEBRUARY 19, 2005
JPMorgan California Bond Fund                          JPMorgan California Tax Free Bond Fund
JPMorgan Intermediate Tax Free Income Fund             JPMorgan Intermediate Tax Free Bond Fund
JPMorgan New York Intermediate Tax Free Income Fund    JPMorgan New York Tax Free Bond Fund
JPMorgan New Jersey Tax Free Income Fund               JPMorgan New Jersey Tax Free Bond Fund

     This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds listed above in order to enable investors to select the Fund or Funds which best suit their needs.


     This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.


     The California Bond Fund is series of JPMST, an open-end management investment company, formed on August 15, 1996, as a Massachusetts business trust.


     The Intermediate Tax Free Income Fund, Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund and N.J. Tax Free Income Fund are series of JPMMFST, an open-end management investment company, organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996. JPMST and JPMMFST are referred to as the "Trusts."

     PENDING TRANSACTIONS. On August 19, 2004, the Boards of Trustees of the Trusts approved the reorganization and redomiciliation of the Funds as series of J.P. Morgan Mutual Funds Series ("JPMMFS"), a Massachusetts business trust, subject to the approval of shareholders of the Funds ("Shell Reorganizations"). On that same date, the Board of Trustees of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I," subject to the approval of shareholders of JPMMFS ("Redomiciliation").

     On August 19, 2004, the Board of Trustees of JPMMFST also approved merger transactions involving two of the Funds included in this SAI that are series of JPMMFST. The proposed target and acquiring funds for each of those proposed merger transactions are shown in the table below.



ACQUIRED FUND                                                ACQUIRING FUND
One Group Intermediate Tax-Free Bond Fund    MERGES WITH     JPMorgan Intermediate Tax Free Income Fund
                                                             (a series of JPMMFST)
JPMorgan Tax Free Income Fund                MERGES WITH     One Group Tax-Free Bond Fund (a series of
                                                             One Group Mutual Funds)



     Special meetings of shareholders of JPMST, JPMMFST and JPMMFS have been scheduled to be held on January 20, 2005 to consider each of the above proposals to the extent applicable to each Fund. If these proposals are approved by shareholders of the affected Funds, each of the transactions described above is expected to be effective as of the close of business on February 18, 2005 ("Closing Date").

     If shareholders of a Fund approve the Shell Reorganization with respect to that Fund, and shareholders of JPMMFS approve the Redomiciliation, the Fund will become a series of JPMorgan Trust I on the Closing Date. If shareholders of a Fund approve the Shell Reorganization with respect to that Fund, and shareholders of JPMMFS do not approve the Redomiciliation, the Fund will become a series of JPMMFS on the Closing Date. If shareholders of a Fund do not approve the Shell Reorganization with respect to that Fund, the Fund will remain a series of JPMST or JPMMFST, as applicable. Each of the above considerations will apply to JPMorgan Tax Free Income Fund only to the extent that shareholders of that Fund do not approve the proposed merger transaction involving that Fund.


     The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

     In addition to these Funds, the Trusts consist of other series representing separate investment funds.

     Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

                             TAX EXEMPT OBLIGATIONS

     The Funds invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Funds appears below. See "Quality and Diversification Requirements."

     MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

     Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. The interest rate on variable rate demand notes is adjustable at periodic intervals as specified in the notes. Master demand obligations permit the investment of fluctuating amounts at periodically adjusted interest rates. They are governed by agreements between the municipal issuer and JPMorgan Chase Bank acting as agent, for no additional fee. Although master demand obligations are not marketable to third parties, the Funds consider them to be liquid because they are payable on demand. There is no specific percentage limitation on these investments. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

     Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

     Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

     Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

     Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.


     PREMIUM SECURITIES. During a period of declining interest rates, many municipal securities in which the Funds invest likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value (the "NAV") of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.


     PUTS. The Funds may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Funds' investment objectives and subject to the supervision of the Trustees, the purpose of this practice is to permit the Funds to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.

     Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in a Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

     The Funds value any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If a Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Prior to investing in such securities, a Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

     Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Funds' policy is to enter into put transactions only with municipal securities dealers who are approved by its Adviser. Each dealer will be approved on its own merits, and it is the Funds' general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer, which, in the judgment of the Adviser, becomes more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Funds are unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

     Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Funds with the result that, while the put is outstanding, a Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

                            MONEY MARKET INSTRUMENTS

     Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

     U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States. The Funds may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and such other U.S. commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

     The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.

     COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is fully collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities.

                            NON-MUNICIPAL SECURITIES

     The Funds may invest in bonds and other debt securities of domestic issuers to the extent consistent with their investment objectives and policies. The Funds may invest in U.S. Government, bank and corporate debt obligations, as well as asset-backed securities and repurchase agreements. The Funds will purchase such securities only when the Adviser believes that they would enhance the after tax returns of a shareholder of a Fund in the highest federal and state income tax brackets. For information on short-term investments in these securities, see "Money Market Instruments."

     MORTGAGES (DIRECTLY HELD). Each Fund, may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

     The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

     STRUCTURED PRODUCTS. Each Fund, except California Bond Fund, may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

     These Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

     Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security.

     STRIPPED OBLIGATIONS. The Funds may invest in principal-only or interest-only stripped obligations. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities.

     FLOATING AND VARIABLE RATE SECURITIES. Each Fund, except California Bond Fund, may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or third party. As a result of the floating or variable rate nature of these investments, the Funds' yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.

     The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

     Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities nay fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term fixed rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

     INVERSE FLOATERS AND INTEREST RATE CAPS. Each Fund, except California Bond Fund, may invest in inverse floaters and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rates changes than that of a fixed rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.

     ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Each Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. The Funds may invest in pay-in-kind securities, which have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. The California Bond Fund may invest in deferred payment securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

     ASSET-BACKED SECURITIES. Each Fund may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Collateralized securities are also subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

                             ADDITIONAL INVESTMENTS

     SYNTHETIC VARIABLE RATE INSTRUMENTS. Each Fund may invest in certain synthetic variable rate instruments. Such instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. JPMlM reviews the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond's tax exempt status, occur, then (i) the put will terminate and
(ii) the risk to the Fund will be that of holding a long-term bond.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Funds may purchase securities on a when issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

     FORWARD COMMITMENTS. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a segregated account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.

     To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made,
(i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund to would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting each Fund to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from a Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

     REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     LOANS OF PORTFOLIO SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash collateral in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

     ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. No Fund may acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

     Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

     As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of a Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

     The Funds are registered as non-diversified investment companies which means that the Funds are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, a Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities. The Funds, however, will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters".

     Each Fund invests principally in a portfolio of "investment grade" tax exempt securities. An investment grade bond is rated, on the date of investment, within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa or of Standard & Poor's, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment, within the two highest of such ratings. Investment grade municipal notes are rated, on the date of investment, MIG-1 or MIG-2 by Standard & Poor's or SP-1 and SP-2 by Moody's. Investment grade municipal commercial paper is rated, on the date of investment, Prime 1 or Prime 2 by Moody's and A-1 or A-2 by Standard & Poor's. The Funds may also invest up to 10% of its total assets in securities which are "below investment grade." Such securities must be rated, on the date of investment, B or better by Moody's or Standard & Poor's, or of comparable quality. Securities rated Ba or B by Moody's and BB or B by Standard & Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. If the quality of the investment later declines, a Fund may continue to hold the investment. See "Below Investment Grade Debt" below. The Fund may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Adviser, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exists, the investment must be of comparable investment quality in the Adviser's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

     BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

     Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Fund's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on these ratings.

     In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

     The Funds may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index. Each of the Funds may use futures contracts and options for hedging and risk management purposes. The Funds may also use futures and options to seek to enhance portfolio performance.

     Each of the Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate by the Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

     A Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell options on futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, a Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the NAV of a Fund.

     None of the Funds will be a commodity pool. The Trusts, on behalf of themselves and their respective Fund or Funds, have filed notices of eligibility for exclusion from definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore. Are not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission.

                                     OPTIONS

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

     The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price.

     If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

     Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

     OPTIONS ON INDEXES. Each of the Funds may purchase and sell put and call options on any securities index based on securities in which a Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund's investments generally will not match the composition of an index.

     For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

     EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Adviser. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

     Provided that the Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                                FUTURES CONTRACTS

     The Funds may purchase and sell futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

     When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund. Each Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

     OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

     The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

     COMBINED POSITIONS. Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell futures with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

     POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

     ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

     In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by each of the Funds, except for California Bond Fund, not exceed 50% of the market value of each of their total assets. Neither this restriction nor any policy with respect to the restrictions, would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies. (See "Investment Restrictions.")

     SWAPS AND RELATED SWAP PRODUCTS. Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

     Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

     The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

     The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

     The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

     The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

     Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

     Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are illiquid.

     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

     The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

     The Funds may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of its portfolio or the mix of securities in its portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause the Fund to purchase futures contracts on long-term debt securities. Similarly, if the Adviser wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

     RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

     MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

     LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

     CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

     CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

     LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                     SPECIAL FACTORS AFFECTING CERTAIN FUNDS

     The California Bond Fund intends to invest a high proportion of its assets in municipal obligations in California municipal securities. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of California Municipal Securities to meet their obligations thereunder.

     Under normal circumstances, the California Bond Fund invests at least 80% of its total assets in municipal securities. For purposes of this policy, "California municipal bonds" has the same meaning as "California Municipal Securities," which are obligations of any duration (or maturity) issued by California, its political subdivisions and their agencies, authorities and instrumentalities and any other obligations, the interest from which is exempt from California personal income tax. The interest from many but not all California Municipal Securities is also exempt from federal income tax. The California Bond Fund may also invest in debt obligations of state and municipal issuers outside of California. In general, the interest on such securities is exempt from federal income tax but subject to California income tax. A portion of the Fund's distributions from interest on California Municipal Securities and other municipal securities in which the California Bond Fund invests may under certain circumstances be subject to federal alternative minimum tax. See "Distributions and Tax Matters".

     For further information concerning California Municipal Obligations, see Appendix B to this Statement of Additional Information. The summary set forth in Appendix B is based on information from the official statement issued by the State of California for its general obligation bond issue on December __, 2003 and does not purport to be complete.

     The N.Y. Intermediate Tax Free Income Fund and N.J. Tax Free Income Fund intend to invest a high proportion of their assets in state, local and agencies municipal securities. Payment of interest and preservation of principal is dependent upon the continuing ability of the state issuers and/or obligors of such institutions to meet their obligations. See Appendix C for further information about the State of New York and Appendix D for further information about the State of New Jersey.

                               PORTFOLIO TURNOVER

     Each Fund's portfolio turnover rate is set out below. A rate of 100% indicates that the equivalent of each Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.

                                                       FISCAL YEAR     FISCAL YEAR
                                                      ENDED 8/31/03   ENDED 8/31/04
                                                      -------------   -------------
           CALIFORNIA BOND FUND                                  49%
           INTERMEDIATE TAX FREE INCOME FUND                     56%
           N.Y. INTERMEDIATE TAX FREE INCOME FUND                38%
           N.J. TAX FREE INCOME FUND                             59%

           TAX FREE INCOME FUND                                  36%

                             INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trusts with respect to the Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.


     Except for the investment policies designated as fundamental in the Prospectuses or herein, the Funds' investment policies (including their investment objectives) are not fundamental.


     FUNDAMENTAL INVESTMENT RESTRICTIONS.

(1) (a) The California Bond Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

(1) (b) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in options and futures shall not be subject to this restriction;

(2) (a) The California Bond Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

(2) (b) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(3) (a) The California Bond Fund may not borrow money, except to the extent permitted by applicable law;

(3) (b) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

(4) The Funds may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(5) (a) The California Bond Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate,
(b) invest in securities or other instruments issued by issuers that invest in real estate and (c) make direct investments in mortgages;

(5) (b) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(6) (a) The California Bond Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;

(6) (b) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or
(ii) engaging in forward purchases or sales of foreign currencies or securities; and

(7) The Funds may make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.


(8) All of the Funds have an 80% investment policy which is fundamental and may not be changed without shareholder approval.


   In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each of the Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

   For purposes of investment restriction (5) (b) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (1) (b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (1) (b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry."


     FUTURE CHANGES TO FUNDAMENTAL INVESTMENT POLICES AND RESTRICTIONS. On August 19, 2004, the Board of Trustees of JPMMFST approved a proposal to amend each Fund's fundamental investment restriction with respect to borrowing, subject to the approval of shareholders. Shareholders will be asked to approve this proposed revised restriction at special meetings of shareholder scheduled to be held on January 20, 2005. If approved by shareholders, the fundamental investment restriction with respect to borrowing (investment restriction 3(b)) for the JPMMFST Funds will be as indicated below.

     BORROWING: No Fund may borrow money, except to the extent permitted by applicable law.


     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval.

     (i) The Funds may not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

     (ii) The Funds may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

     (iii) The Funds may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;

     (iv) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer;

     (v) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not purchase or sell interests in oil, gas or mineral leases;

     (vi) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.


     (vii) The Funds may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


     For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

     In order to permit the sale of its shares in certain states, the Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund and N.J. Tax Free Income Fund, Tax Free Income Fund may make commitments more restrictive than the investment policies and limitations described above and in their Prospectuses. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved.

     If a rating restriction on an investment set forth herein or in a Prospectus is adhered to at the time of purchase, later changes in ratings resulting from any cause other than actions by the Funds will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                                    TRUSTEES


     The names of the Trustees of the Funds, together with information regarding the year of their birth ("YOB"), positions with the Funds, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



                                                                NUMBER OF
                                                              PORTFOLIOS IN
                                                                  FUND
           NAME (YOB);                   PRINCIPAL              COMPLEX(1)      OTHER DIRECTORSHIPS
       POSITIONS WITH THE           OCCUPATIONS DURING         OVERSEEN BY       HELD OUTSIDE FUND
          FUNDS (SINCE)                PAST 5 YEARS              TRUSTEE              COMPLEX
INDEPENDENT TRUSTEES
 WILLIAM J. ARMSTRONG (1941);   Retired; Vice-President            68           None
 Trustee of JPMST since 2001,   & Treasurer of
 and JPMMFST since 1996         Ingersoll-Rand Company
                                (manufacturer of

                                                                NUMBER OF
                                                              PORTFOLIOS IN
                                                                  FUND
           NAME (YOB);                   PRINCIPAL              COMPLEX(1)      OTHER DIRECTORSHIPS
       POSITIONS WITH THE           OCCUPATIONS DURING         OVERSEEN BY       HELD OUTSIDE FUND
          FUNDS (SINCE)                PAST 5 YEARS              TRUSTEE              COMPLEX
                                industrial equipment)
                                (1972-2000)

 ROLAND R. EPPLEY, JR.          Retired                            68           Director of Janel Hydro
 (1932); Trustee of JPMST                                                       Inc. (Automotive)
 since 2001, and JPMMFST                                                        (1993-present)
 since 1996

 DR. MATTHEW GOLDSTEIN          Chancellor of the City             68           Director of National
 (1941); Trustee of the         University of New York,                         Financial Partners
 Trusts since 2003              since 1999-present;                             (financial services
                                President, Adelphi                              distributor)
                                University (New York)                           (2003-present); Trustee of
                                (1998-1999)                                     Bronx-Lebanon Hospital
                                                                                Center (1992-present);
                                                                                Director of New Plan Excel
                                                                                Realty Trust, Inc. (real
                                                                                estate investment trust)
                                                                                (2000-present); Director
                                                                                of Lincoln Center
                                                                                Institute for the Arts in
                                                                                Education (1999-present)

 ANN MAYNARD GRAY** (1945);     Vice President of                  68           Director of Duke Energy
 Trustee of the Trusts since    Capital Cities/ABC, Inc.                        Corporation
 2001                           (communications)                                (1997-present); Director
                                (1986-1998)                                     of Elan Corporation, Plc
                                                                                (pharmaceuticals)
                                                                                (2001-present); Director
                                                                                of The Phoenix Companies
                                                                                (wealth management
                                                                                services) (2002-present)

 MATTHEW HEALEY (1937);         Retired; Chief Executive           68           None
 Trustee of JPMST since 1996,   Officer of certain J.P.
 and JPMMFST since 2001         Morgan Fund trusts
                                (1982-2001)

 ROBERT J. HIGGINS (1945);      Retired; Director of               68           Director of Providian
 Trustee of the Trusts since    Administration of the                           Financial Corp. (banking)
 2002                           State of Rhode Island                           (2002-present)
                                (2003-2004); President -
                                Consumer Banking and
                                Investment Services
                                Fleet Boston Financial
                                (1971-2002)

                                                                NUMBER OF
                                                              PORTFOLIOS IN
                                                                  FUND
           NAME (YOB);                   PRINCIPAL              COMPLEX(1)      OTHER DIRECTORSHIPS
       POSITIONS WITH THE           OCCUPATIONS DURING         OVERSEEN BY       HELD OUTSIDE FUND
          FUNDS (SINCE)                PAST 5 YEARS              TRUSTEE              COMPLEX
 WILLIAM G. MORTON, JR.         Retired;Chairman                   68           Director of Radio Shack
 (1937); Trustee of the         Emeritus (2001-2002),                           Corporation (electronics)
 Trusts since 2003              and Chairman and Chief                          (1987-present); Director
                                Executive Officer,                              of The Griswold Company
                                Boston Stock Exchange                           (securities brokerage)
                                (1985-2001)                                     (2002-2004); Trustee of
                                                                                Morgan Stanley
                                                                                Institutional Funds
                                                                                (1993-2003); Director of
                                                                                The National Football
                                                                                Foundation and College
                                                                                Hall of Fame
                                                                                (1994-present); Trustee of
                                                                                the Berklee College of
                                                                                Music (1998-present);
                                                                                Trustee of the Stratton
                                                                                Mountain School
                                                                                (2001-present)

 FERGUS REID, III (1932);       Chairman of Lumelite               68           Trustee of Morgan Stanley
 Trustee of JPMST since 2001,   Corporation (plastics                           Funds (209 portfolios)
 and JPMMFST since 1996 and     manufacturing)                                  (1995-present)
 Chairman of the Board of       (2003-present); Chairman
 Trustees since 2001            and CEO of Lumelite
                                Corporation (1985-2002)

 JAMES J. SCHONBACHLER          Retired; Managing                  68           None
 (1943); Trustee of the         Director of Bankers
 Trusts since 2001              Trust Company (financial
                                services) (1968-1998)

 INTERESTED TRUSTEE
 LEONARD M. SPALDING, JR.*      Retired; Chief Executive           68           None
 (1935); Trustee of JPMST       Officer of Chase Mutual
 since 2001, and JPMMFST        Funds (investment
 since 2001                     company) (1989-1998);
                                President and Chief
                                Executive Officer of
                                Vista Capital Management
                                (investment management)
                                (1990-1998); Chief
                                Investment Executive of
                                Chase Manhattan Private
                                Bank

                                                                NUMBER OF
                                                              PORTFOLIOS IN
                                                                  FUND
           NAME (YOB);                   PRINCIPAL              COMPLEX(1)      OTHER DIRECTORSHIPS
       POSITIONS WITH THE           OCCUPATIONS DURING         OVERSEEN BY       HELD OUTSIDE FUND
          FUNDS (SINCE)                PAST 5 YEARS              TRUSTEE              COMPLEX
                                (investment management)
                                (1990-1998)



(1) Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 13 investment companies.

* Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase & Co. ("JPMorgan Chase") (formerly known as J.P. Morgan Chase & Co.) stock.
** Dana Maynard Gray, the daughter of Ann Maynard Gray, became employed with JPMorgan Securities, Inc. as an Associate Analyst, on May 3, 2004.

     Each Trustee serves for an indefinite term, subject to the Fund's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Trustees decide upon general policies and are responsible for overseeing each Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley, Reid and Schonbachler. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the year ended August 31, 2004. The members of the Valuation Committee are Mr. Healey (Chairman) and Ms. Gray. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The Valuation Committee met once during the year ended August 31, 2004. The members of the Investment Committee are Messrs. Spalding (Chairman) and Goldstein. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the year ended August 31, 2004. The members of the Governance Committee are Messrs. Reid (Chairman), Higgins, and Morton. The responsibilities of the Governance Committee include, among other things, the selection and nomination of persons for election or appointment as Trustees the review of shareholder correspondence to the Board, the review of nominees recommended to the Board by shareholders, the review of compensation of the Trustees and the recommendation of independent legal counsel to the Independent Trustees. The Governance Committee will consider nominees recommended by shareholders, but has no procedures in place currently for doing so. The Governance Committee met once during the year ended August 31, 2004.

     The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2003 in the Funds and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1):



                                                                        OWNERSHIP OF
                                                  OWNERSHIP OF              N.Y.
                             OWNERSHIP OF         INTERMEDIATE          INTERMEDIATE         OWNERSHIP OF
NAME OF                     CALIFORNIA BOND         TAX FREE              TAX FREE           N.J. TAX FREE
TRUSTEE                          FUND              INCOME FUND           INCOME FUND          INCOME FUND
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong             None              $50,001 -                None                 None
                                                   $100,000
Roland R. Eppley, Jr.            None                 None                  None                 None

Dr. Matthew Goldstein            None                 None                  None                 None
Ann Maynard Gray                 None                 None                  None                 None
Matthew Healey                   None                 None                  None                 None
Robert J. Higgins                None                 None                  None                 None
William G. Morton, Jr.           None                 None                  None                 None
Fergus Reid, III                 None                 None                  None                 None
James J. Schonbachler            None                 None                  None                 None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.         None                 None                  None                 None



                                                  AGGREGATE OWNERSHIP OF ALL
                                                    REGISTERED INVESTMENT
                             OWNERSHIP OF           COMPANIES OVERSEEN BY
                            TAX FREE INCOME          TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                   FUND              INVESTMENT COMPANIES(1)
----------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong              None                   Over $100,000
Roland R. Eppley, Jr.             None                   Over $100,000
Dr. Matthew Goldstein             None                       None
Ann Maynard Gray                  None                  $10,001-$50,000
Matthew Healey                    None                   Over $100,000
Robert J. Higgins                 None                        None
William G. Morton, Jr.            None                        None
Fergus Reid, III                  None                   Over $100,000
James J. Schonbachler             None                 $50,001-$100,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.          None                   Over $100,000



(1) Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 13 investment companies.

     As of December __, 2004, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

     Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan

Fund Complex, Mr. Reid is paid an additional $130,000. Messrs. Armstrong, Spalding and Healey are paid additional $40,000 for their services as committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

     Trustee compensation paid by each of the Funds and the JPMorgan Fund Complex for the calendar year ended December 31, 2003 are set forth below:

                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS



                                            INTERMEDI
                                             ATE TAX          N.Y.           N.J. TAX                   AGGREGATE TRUSTEE
                             CALIFORNIA       FREE        INTERMEDIATE         FREE         TAX FREE    COMPENSATION PAID
                               BOND          INCOME         TAX FREE          INCOME         INCOME       FROM THE FUND
                               FUND           FUND         INCOME FUND         FUND           FUND           COMPLEX
-------------------------------------------------------------------------------------------------------------------------
Independent Trustees
William J. Armstrong       $      227      $    2,155      $    1,042      $       98      $      991      $  140,000
Roland R. Eppley, Jr              197           1,844             897              84             852         120,000
Dr. Matthew Goldstein             142           1,387             662              63             629          90,000
Ann Maynard Gray                  197           1,844             897              84             852         120,000
Matthew Healey                    263           2,465           1,199             112           1,139         160,000
Robert J. Higgins                 197           1,844             897              84             852         120,000
William G. Morton, Jr             142           1,387             662              63             629          90,000
Fergus Reid, III                  412           3,862           1,877             176           1,784         250,000
James J. Schonbachler             197           1,844             897              84             852         120,000

Interested Trustee
Leonard M. Spalding, Jr           210           1,954             950              89             902         126,667


     The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds, and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay eligible Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

     The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.

     The Declarations of Trust provide that the Trusts will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts, unless, as to liability to the Trusts or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trusts. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

     The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.


     The names of the officers of the Funds, together with their YOB, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.



          NAME (YOB),
      POSITIONS HELD WITH                                        PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                          DURING PAST 5 YEARS
--------------------------------   ---------------------------------------------------------------------------------
George C.W. Gatch (1962),          Managing Director, JPMIM; Head of J.P. Morgan Fleming's U.S. Mutual Funds and
President (2001)                   Financial Intermediaries Business ("FFI"); he has held numerous positions throughout the firm in business management, marketing and sales.

Robert L. Young (1965),            Vice President, JPMIM, Senior Managing Director and Chief Operating Officer of
Senior Vice President (2004)       One Group Mutual Funds and JPMorgan Funds. Vice President and Treasurer, One
                                   Group Administrative Services, Inc., and Vice President and Treasurer, One Group
                                   Dealer Services, Inc. since October 1999. Mr. Young was Managing Director of
                                   Mutual Fund Administration, Banc One Investment Advisors Corporation from
                                   December 1996 to October 1999.

Patricia A. Maleski (1960),        Vice President, JPMIM, Head of FFI and US Institutional Funds Administration and
Vice President and Chief           Board Liaison. Prior to joining JPMorgan in 2001, she was the Vice President of
Administrative Office (2004)       Finance for the Pierpont Group, Inc., a service provider to the board of trustees of the heritage JPMorgan Funds.

Wayne H. Chan (1965),              Vice President and Assistant General Counsel, JPMIM, since September

          NAME (YOB),
      POSITIONS HELD WITH                                        PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                          DURING PAST 5 YEARS
--------------------------------   ---------------------------------------------------------------------------------
Secretary (2004)                   2002; Mr. Chan was an associate at the law firm of Shearman & Sterling from May
                                   2001 through September 2002; Swidler Berlin Shereff Friedman LLP from June 1999 through May 2001 and Whitman Breed Abbott & Morgan LLP from September 1997 through May 1999.

Stephanie Dorsey (1969),           Manager of Funds Operations, JPMIM, Director of Mutual Fund Administration, One
Treasurer (2004)                   Group Administrative Services, since January 2004; Ms. Dorsey worked for Bank
                                   One Corporation from January 2003 to January 2004; prior to joining Bank One
                                   Corporation, she was a Senior Manager at PricewaterhouseCoopers LLP from
                                   September 1992.

Jessica K Ditullio (1963),         From August 1990 to present, various attorney positions for Bank One Corporation
Assistant Secretary (2004)         (now known as JPMorgan Chase & Co.)

Nancy E. Fields (1949),            From October 1999 to present, Director, Mutual Fund Administration, One Group
Assistant Secretary (2004)         Administrative Services, Inc. and Senior Project Manager, Mutual Funds, One
                                   Group Dealer Services, Inc. From July 1999 to October 1999, Project Manager, One
                                   Group, Banc One Investment Advisors Corporation.

Alaina Metz (1967),                Chief Administrative Officer of BISYS Fund Services, Inc.; formerly, Supervisor
Assistant Secretary (2001)*        of the Blue Sky Department of Alliance Capital Management L.P.

Martin R. Dean (1963),             Vice President of Regulatory Services of BISYS Fund Services, Inc.
Assistant Treasurer (2001)*

Arthur A. Jensen (1966),           Vice President of Financial Services of BISYS Fund Services, Inc., since June
Assistant Treasurer (2001)*        2001; formerly Section Manager at Northern Trust Company and Accounting
                                   Supervisor at Allstate Insurance Company.

Christopher D Walsh (1965)         Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail
Assistant Treasurer (2004)         mutual fund administration and vendor relationships within the mutual funds, commingled/Erisa funds, 3C-7 funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund
                                   Administration at Prudential Investments.

Paul M. DeRusso (1954),            Vice President, JPMIM; Manager of the Budgeting and Expense Group of Funds
Assistant Treasurer (2001)         Administration Group.

Mary D. Squires (1955),            Vice President, JPMIM; Ms. Squires has held numerous financial and operations
Assistant Treasurer (2001)         positions supporting the J.P. Morgan Chase organization complex.

Stephen M. Ungerman (1953),        Vice President, JPMIM; Fund Administration - Pooled Vehicles; prior to
Chief Compliance Officer           joining J.P.  Morgan Chase in 2000, he held a number of positions in Prudential
(2004)                             Financial's asset management business, including Assistant General Counsel, Tax
                                   Director and Co-head of Fund Administration; Mr. Ungerman also served as
                                   Assistant Treasurer for all mutual funds managed by Prudential.


* The contact address for the officer is 3435 Stelzer Road, Columbus, OH 43219.


     As of ____________, 2004, the Officers and Trustees as a group owned less than 1% of the shares of any class of each Fund.

                                 CODES OF ETHICS

     The Funds, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.


     Effective February 19, 2005, One Group Dealer Services, Inc. ("OGDS") will become the Funds' distributor. See "Distributor" below for more information. OGDS has adopted a Code of Ethics that requires that all employees of OOGDS must: (i) place the interest of the accounts which are managed by affiliates of OGDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the Code of Ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of OGDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable mutual fund's prospectus or Statement of Additional Information or effecting or facilitating a mutual fund transaction to engage in market timing. OGDS's Code of Ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such Code of Ethics.


                     PROXY VOTING PROCEDURES AND GUIDELINES

     The Boards of Trustees of the Funds have delegated to JPMIM proxy voting authority with respect to the Funds' portfolio securities. Most of the securities in which the Funds invest, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Boards have adopted JPMIM's detailed proxy voting procedures ("Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues.

     The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by JPMIM. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS"), to perform certain services otherwise carried out or coordinated by the proxy administrator.

     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between a Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how

JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to the ISS, which will vote in accordance with its own recommendation.

     The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

- JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

- JPMIM votes proposals to classify Boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

- JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

-  JPMIM votes against proposals for a super-majority vote to approve a merger.

- JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

- JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

- JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.


                          PORTFOLIO HOLDING DISCLOSURE

     As described in the Prospectuses and pursuant to the Funds' Portfolio Holdings Disclosure Policy, no sooner than thirty days after month end, the Funds will make available to the public upon request to the JPMorgan Service Center (1-800-348-4782) an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

     The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to
(i) third party service providers, rating and ranking agencies and financial intermediaries, and affiliated persons of the Funds (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis and the frequency with which it is provided to them is provided below:

     In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, including rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, and entities providing CDSC financing. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (E.G., attorney -client relationship), or required by fiduciary or regulatory principles (E.G., custody services provided by financial institutions). Disclosure of the Funds' portfolio securities as an exception to the Funds' normal business practice must be approved by the Funds' Treasurer following business and compliance review, in accordance with the Funds' procedures. No compensation or other consideration is received by the Funds or the Adviser, or any person for these disclosures. The Funds' Trustees' will review at least annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures seek to ensure that disclosure of information about the Funds' portfolio securities is in the best interests of the Funds' shareholders. The identity of such entities, the frequency with which they receive such information and the length of the lag between the date of the information and the date it is disclosed is provided below:

     Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs will be available on the SEC website at www.sec.gov.

     The Funds also include information concerning the Funds' top ten holdings in marketing materials that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. After this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

     Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.


                               INVESTMENT ADVISER


     Pursuant to the Investment Advisory Agreements (the "Advisory Agreements"), between the Trusts on behalf of the Funds and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the "General" section.

     Subject to the supervision of the Funds' Trustees, the Adviser makes the Funds' day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, New York 10036.

     Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee.

     Under separate agreements, JPMorgan Chase Bank, a subsidiary of JPMorgan Chase, also provides certain financial, fund accounting, recordkeeping and administrative services to the Trusts and the Funds and shareholder services for the Trusts. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMorgan Chase Bank, will become the administrator to the Funds in place of JPMorgan Chase Bank. Similarly, effective that same day, One Group Dealer Services, Inc., also an affiliate of JPMorgan Chase Bank, will replace JPMorgan Chase Bank as the shareholder servicing agent for the Funds. See "Administrator and Sub-Administrator," "Shareholder Servicing Agents" and "and "Custodian" sections.

     JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.


     J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

     The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions" section.


     The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

     On February 19, 2005, the Boards of Trustees of the Trusts approved amendments to the Advisory Agreements reflecting (i) the new names of the Funds effective February 19, 2005, (ii) new advisory fees for certain series of JPMST not included in this SAI, (iii) the contingent removal of each of the Funds from the Advisory Agreements effective upon the closing of the reorganization or reorganization and redomiciliation of the Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund.

     Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), which was a wholly-owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Funds of JPMMFST. On September 1, 2003, JPMFAM
(USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.


     As compensation for the services rendered and related expenses, such as salaries of advisory personnel, borne by an adviser under the Advisory Agreements, the Trusts, on behalf of the Funds, have agreed to pay the adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of 0.30% of each Fund's average daily net assets.

     The table below sets forth the investment advisory fees that the Funds paid to or that were accrued by JPMIM or JPMFAM (USA) (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):


                                          FISCAL YEAR ENDED         FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                               8/31/02                   8/31/03                 8/31/04
                                        ---------------------     ---------------------    ---------------------
                                        PAID/ACCRUED   WAIVED     PAID/ACCRUED   WAIVED    PAID/ACCRUED   WAIVED
                                        ------------   ------     ------------   ------    ------------   ------
CALIFORNIA BOND FUND                     $      601         -      $      602        -
INTERMEDIATE TAX FREE INCOME FUND        $    5,084         -      $    5,243        -
N.Y. INTERMEDIATE TAX FREE INCOME FUND        2,643         -           2,610        -

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS


     The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreements or their affiliates, have approved the respective Advisory Agreement for each Trust on behalf of the Funds.


     As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

     In approving each Advisory Agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities.

     The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

     In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                       ADMINISTRATOR AND SUB-ADMINISTRATOR

     Pursuant to the Administration Agreements, between the Trusts, on behalf of the Funds, and JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trusts of all documents required to be filed for compliance by the Trusts with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank in its capacity as administrator does not have any responsibility or authority for the investment management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of the Funds' shares.

     JPMorgan Chase Bank was formed on November 10, 2001, from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.

     Under the Administration Agreements, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreements will continue in effect for two years and from year to year thereafter with respect to each Fund, only if such continuance is specifically approved at least annually by the Board of Trustees of the Trusts, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities as defined under "Investment Restrictions." The Administration Agreements are terminable without penalty by the Trusts on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trusts, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that absent willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of duties under the agreement on the part of JPMorgan Chase Bank or its directors, officers or employees, the Trusts shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trusts under the Administration Agreements.


     In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreements, JPMorgan Chase Bank receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank pays a portion of the fees it receives to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator.

     On August 19, 2004, the Boards of Trustees of the Trusts approved an administration agreement (the "New Administration Agreement") with One Group Administrative Services, Inc. ("OGA"). OGA is an affiliate of JPMorgan Chase Bank, the current Administrator, and an indirect wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Columbus, Ohio 43240. Pursuant to the New Administration Agreement, effective February 19, 2005, OGA will be the administrator of the Funds. The new name of the Administrator will be "JPMorgan Funds Administrative Services, Inc." effective February 19, 2005.

     Pursuant to the New Administration Agreement, OGA will assist in supervising all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian agreement, the fund accounting agreement and the transfer agency agreement for that Fund). Under the New Administration Agreement, OGA has agreed to maintain the necessary office space for the Funds, to price the portfolio securities of each Fund it serves and compute the net asset value and net income of the Funds on a daily basis, to maintain each Fund's financial accounts and records, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian agreement, fund accounting agreement and the transfer agency agreement. Under the New Administration Agreement, OGA may, at its expense, subcontract with any entity or person concerning the provision of services under the New Administration Agreement.

     Unless sooner terminated, the New Administration Agreement will continue in effect through October 31, 2006. Thereafter, if not terminated, the New Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the New Administration Agreement or interested persons of any such party. The New Administration Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees or by OGA. The termination of the New Administration Agreement with respect to one Fund will not result in the termination of the New Administration Agreement with respect to any other Fund.

     The New Administration Agreement provides that OGA shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the New Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

     In consideration of the services to be provided by OGA pursuant to the New Administration Agreement, OGA will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of the equity and fixed income funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets of the equity and fixed income funds in the JPMorgan Funds Complex in excess of $25 billion. For purposes of this paragraph, the "JPMorgan Funds Complex" includes the series of One Group Mutual Funds.

     The table below sets forth the administration fees paid or accrued by the Funds (the amounts waived are in parentheses) for the fiscal periods indicated.

                                          FISCAL YEAR ENDED         FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                               8/31/02                   8/31/03                 8/31/04
                                        ---------------------     ---------------------    ---------------------
                                        PAID/ACCRUED   WAIVED     PAID/ACCRUED   WAIVED    PAID/ACCRUED   WAIVED
                                        ------------   ------     ------------   ------    ------------   ------
CALIFORNIA BOND FUND                     $      301      (271)     $      301      (164)
INTERMEDIATE TAX FREE INCOME FUND        $    2,542    (1,184)     $    2,622    (1,165)
N.Y. INTERMEDIATE TAX FREE INCOME FUND        1,322      (129)          1,305      (105)
N.J. TAX FREE INCOME FUND                       121       (29)            120       (40)

                                   DISTRIBUTOR


     The Distributor serves as the Funds' exclusive distributor and holds itself available to receive purchase orders for shares of each of the Funds. In that capacity, the Distributor has been granted the right, as agent of the Funds, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreements between the Trusts, on behalf of the Funds, and the Distributor. Under the terms of the Distribution Agreements between the Distributor and the Trusts, on behalf of the Funds, the Distributor receives no compensation in its capacity as the Funds' distributor. The Distributor is a wholly-owned indirect subsidiary of The BISYS Group, Inc.


     The Distribution Agreements shall continue in effect with respect to a Fund for a period of two years after execution and following the two year period, from year to year only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of a Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of a Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of a Trust, including a vote of a majority of the Trustees who are not "interested persons" of a Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of the Distributor are located at 522 Fifth Avenue, New York, NY 10036.


     Effective February 19, 2005, One Group Dealer Services, Inc. ("OGDS"), 1111 Polaris Parkway, Columbus, Ohio, will begin serving as distributor to the Funds pursuant to a Distribution Agreement approved by the Boards of Trustees of the Trusts on August 19, 2004. OGDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase.

     Unless otherwise terminated, the Distribution Agreement with OGDS will continue in effect until October 31, 2006 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Boards of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the OGDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. OGDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

                                DISTRIBUTION PLAN


     Each Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, B and C Shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.


     Class A Shares pay a Distribution Fee of 0.25%, Class B and Class C Shares pay a Distribution Fee of 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

     No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

     Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average NAV of the Class A shares, 0.25% annualized of the average NAV of the Class B shares or 0.75% annualized of the average NAV of the Class C shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares of the Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C shares of the Funds, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B and Class C shares.

     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

     The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

     The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.


     The Distribution Plan, which was approved by the Boards of Trustees of the Trusts on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by each Trust with respect to the classes of Shares specified above.


     The table below sets forth the 12b-1 fees that the Funds paid to or that were accrued by the Distributor (waived amounts are in parentheses) with respect to fiscal periods indicated (amounts in thousands):

                                          FISCAL YEAR ENDED         FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                               8/31/02                   8/31/03                 8/31/04
                                        ---------------------     ---------------------    ---------------------
                                        PAID/ACCRUED   WAIVED     PAID/ACCRUED   WAIVED    PAID/ACCRUED   WAIVED
                                        ------------   ------     ------------   ------    ------------   ------
CALIFORNIA BOND FUND                     $       53      (53)       $      57       (57)
INTERMEDIATE TAX FREE INCOME FUND                 -        -                -         -
N.Y. INTERMEDIATE TAX FREE INCOME FUND          455     (338)             440      (258)
N.J. TAX FREE INCOME FUND                         -        -                5         -
TAX FREE INCOME FUND                            199     (151)             194      (151)


     The table below sets forth the expenses paid by the Distributor related to the distribution of Shares under the Distribution Plan during the fiscal year ended 8/31/04:



                                                          INTERMEDIATE TAX   N.Y. INTERMEDIATE        N.J.        TAX FREE
                                       CALIFORNIA BOND      FREE INCOME       TAX FREE INCOME   TAX FREE INCOME    INCOME
                                            FUND                FUND                FUND              FUND          FUND
                                       -----------------------------------------------------------------------------------
Advertising and Sales
Literature
Printing, production and
mailing of prospectus and
shareholder reports to other than
current shareholders
Compensation to dealers
Compensation to sales
personnel
B Shares financing
charges
Equipment, supplies and other
indirect distribution-related
expenses

                                    CUSTODIAN


     Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, N.Y. 11245, dated September 7, 2001, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.


     For fund accounting services, each Fund pays to JPMorgan Chase Bank the higher of (a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. income funds of 0.01% of the first $10 billion, 0.0075% on the next $10 billion, 0.005% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. income fund is $25,000.

     In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

     For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

     JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT

     DST Systems, Inc. ("DST" or "Transfer Agent"), 210 West 10th Street, Kansas City, Missouri, 64105, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.


     On August 19, 2004, the Boards of Trustees of the Trusts approved the retention of Boston Financial Data Services, Inc. ("BFDS"), 2 Heritage Drive, North Quincy, Massachusetts 02171, to serve as transfer agent and dividend disbursing agent for each Fund. The transition from DST to BFDS is expected to be complete on or about ______________. The services to be provided by BFDS will be substantially similar to the services currently provided by DST as Transfer Agent and Dividend Disbursing Agent.


                          SHAREHOLDER SERVICING AGENTS

     The Trusts on behalf of each of the Funds have entered into Shareholder Servicing Agreements, which enables the Funds to obtain the services of one or more Shareholder Servicing Agents including JPMorgan Chase Bank. Under the agreements, the Shareholder Servicing Agents are responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund Shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities laws. Shareholder Servicing Agents may subcontract with parties for the provision of shareholder support services.


     Under the Shareholder Servicing Agreements, each Fund has agreed to pay JPMorgan Chase Bank for these services a fee of 0.25% for the Class A Shares, Class B Shares, Class C Shares and Select Shares and a fee of 0.10% for the Institutional Shares, expressed as a percentage of the average daily net asset values of Fund shares. JPMorgan Chase Bank may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreements with respect to each Fund on a month-to-month basis.


     The table below sets forth the fees paid or accrued to the Shareholder Servicing Agents (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated:

                                                  FISCAL YEAR                   FISCAL YEAR                   FISCAL YEAR
                                                 ENDED 8/31/02                 ENDED 8/31/03                 ENDED 8/31/04
                                           --------------------------    --------------------------    --------------------------
                                           PAID/ACCRUED      WAIVED      PAID/ACCRUED      WAIVED      PAID/ACCRUED     WAIVED
                                           ------------    ----------    ------------    ----------    ------------   ----------
CALIFORNIA BOND FUND
  CLASS A SHARES                            $       53     $      (52)    $       56     $      (53)
  SELECT SHARES                                     94            (38)           107            (47)
  INSTITUTIONAL SHARES                             142           (101)           135           (103)
INTERMEDIATE TAX FREE INCOME FUND
  SELECT SHARES                             $    2,740     $      (35)    $    2,962     $     (140)
  INSTITUTIONAL SHARES                             599            (83)           563           (123)
N.Y. INTERMEDIATE TAX FREE INCOME FUND
  CLASS A SHARES                                   338           (112)           257            (58)
  CLASS B SHARES                                    39              -             60             (2)
  CLASS C SHARES                                                                   1              -
  SELECT SHARES                                  1,141           (126)         1,157            (96)
  INSTITUTIONAL SHARES                             274           (272)           280           (259)
N.J. INTERMEDIATE TAX FREE INCOME FUND
  CLASS A SHARES                                                                   2             (1)
  CLASS B SHARES                                                                   1             (1)
  SELECT SHARES                                    201            (80)           197            (83)




     Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Shareholder Servicing Agents.

     For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.


     JPMorgan Chase Bank and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Funds or to its shareholders, since it will be paid by JPMorgan Chase Bank and/or the Distributor.

     JPMorgan Chase Bank, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.


     On August 19, 2004, the Boards of Trustees of the Trusts, including a majority of the trustees who are not "interested persons" of the Trusts (as defined in the 1940 Act), approved a Shareholder Servicing Agreement between the Trusts and OGDS (the "New Shareholder Servicing Agreement"). The New Shareholder Servicing Agreement will be effective February 19, 2005 with respect to the Select, Institutional, Class A, Class B and Class C Shares of each Fund. Under the New Shareholder Servicing Agreement, effective February 19, 2005, the Fund will pay OGDS a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Fund attributable to the Select, Class A, Class B and Class C Shares of each Fund and 0.25% of the average daily net assets of the Fund attributable to the Institutional Shares of each Fund. The fee is paid to OGDS for a variety of specific shareholder servicing functions. OGDS may enter into shareholder servicing contracts with affiliated and unaffiliated broker-dealers and intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Select, Institutional, Class A, Class B or Class C Shares of a Fund under which OGDS will pay all or a portion of the annual fee to such broker-dealers or intermediaries for performing such services.

     The New Shareholder Servicing Agreement will become effective February 19, 2005 and, unless sooner terminated, will continue until October 31, 2006. Thereafter, if not terminated, the New Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Boards of Trustees of the Trusts who are not parties to the New Shareholder Servicing Agreement or interested persons of any such party. The New Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Boards of Trustees of the Trusts or by OGDS. The New Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.


                                    EXPENSES

     The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trusts; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


     JPMorgan Chase Bank, JPMIM, OGA and OGDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.


                             FINANCIAL PROFESSIONALS

     The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.


     Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and will not be remitted to a Fund or JPMorgan Chase Bank.


     Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

                             INDEPENDENT ACCOUNTANTS

     The independent accountants of the Trusts and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                      PURCHASES, REDEMPTIONS AND EXCHANGES


     The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that the investor buy more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. JPMorgan Funds Service Center may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by JPMorgan Funds Service Center. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

     An investor may buy shares in a Fund: (i) through an investment representative (a "Financial Intermediary"); (ii) through the Distributor by calling the JPMorgan Service Center or JPMorgan Institutional Funds Service Center; or (iii) for the purchase Class A, B or C Shares, an investor may also buy through the systematic investment plan. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.


     The Funds may, at their own option, accept securities in lieu of payment for shares. The securities, delivered in such a transaction, are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objectives and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale;
(iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities offered in payment for its shares.


     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts have filed an election under Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).


     Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of a Fund by the percentage representing that investor's share of the aggregate beneficial interests in a Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.




     EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

     Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are permitted to be offered and sold in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.


     A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

     ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.


     The CDSC, however, will not be waived if a deferred contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.


     For all Funds with Class B Shares, Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares purchased on or after May 1, 1996, will be effected at the relative NAV's per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAV's per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.


     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

     Investors may incur a fee if they effect transactions through a broker or agent.

                           DIVIDENDS AND DISTRIBUTIONS

     Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

     Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her financial professional or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

     If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

     The Funds compute their NAV once daily on Monday through Friday at the time indicated in the Prospectuses. The NAV will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which NAV is determined are the Funds' business days.

     The NAV of each class of a Fund is equal to the value of such class's pro rata portion of a Fund's investments less the class's pro rata portion of a Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

     Fixed income securities with a maturity of 60 days or more, are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Funds' independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

     Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

     Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodity exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of a Funds' NAV. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third party broker.

     For purposes of calculating NAV all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date. Trading in securities on most foreign markets is normally completed before the close in trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when a Fund's NAV is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                             PERFORMANCE INFORMATION

     From time to time, the Funds may quote performance in terms of yield, actual distributions of average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Funds. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectuses.


     A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in NAV per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A Shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter period.


     Average annual total returns are calculated according to the following formulas:

         Average annual total returns (before taxes):
              P(1 + T)SUB(n)  = ERV

         Average annual total returns (after taxes on distributions):
              P(1 + T)SUB(n)  = ATVD

         Average annual total returns (after taxes on distributions and sale of Fund shares) P(1 + T)SUB(n) = ATVDR

              Where:  P =          a hypothetical initial payment of $1,000.

                      T = average annual total return (before taxes, after taxes on distributions, or after taxes on distributions and sale of Fund shares, as applicable).

                      n =          number of years

                      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

                      ATV SUB(D) = ending value of a hypothetical $1,000
                                   payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

        ATV (TO THE POWER OF DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.


       AVERAGE ANNUAL TOTAL RETURNS AS OF THE FISCAL PERIOD ENDED 8/31/04* (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)



                                                                                            SINCE          DATE OF
                                                                      5        10           INCEPTION   FUND INCEPTION
                                                         1 YEAR       YEARS    YEARS        **               **
----------------------------------------------------------------------------------------------------------------------
CALIFORNIA BOND FUND
Class A Shares - before taxes                              0.86%      4.60%                     4.59%      12/23/1996
Class A Shares - after taxes on distributions              0.43%      4.46%                     4.49%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   2.11%      4.46%                     4.46%

Institutional Shares - before taxes                        5.76%      5.71%                     5.37%
Institutional Shares - after taxes on distributions        5.30%      5.57%                     5.26%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                   5.40%      5.45%                     5.16%
Select Shares - before taxes                               5.57%      5.53%                     5.20%
Select Shares - after taxes on distributions               5.12%      5.40%                     5.10%
Select Shares - after taxes on distributions
and sale of fund shares.                                   5.22%      5.27%                     5.00%
INTERMEDIATE TAX FREE INCOME FUND
Class A Shares - before taxes                              1.34%      4.90%      5.37%
Class A Shares - after taxes on distributions              1.18%      4.79%      5.23%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   2.22%      4.73%      5.19%
Class B Shares - before taxes                             -0.60%      5.19%      5.68%
Class B Shares - after taxes on distributions             -0.76%      5.08%      5.53%
Class B Shares - after taxes on distributions
and sale of fund shares.                                   0.84%      4.99%      5.48%
Class C Shares - before taxes                              3.68%      5.58%      5.71%
Class C Shares - after taxes on distributions              3.52%      5.46%      5.56%
Class C Shares - after taxes on distributions
and sale of fund shares.                                   3.62%      5.31%      5.50%
Institutional Shares - before taxes                        5.26%      5.76%      5.80%
Institutional Shares - after taxes on distributions        5.10%      5.64%       N/A***
Institutional Shares - after taxes on distributions
and sale of fund shares.                                   4.91%      5.50%       N/A***
Select Shares - before taxes                               5.19%      5.68%      5.76%
Select Shares - after taxes on distributions               5.03%      5.56%       N/A***
Select Shares - after taxes on distributions
and sale of fund shares.                                   4.81%      5.42%       N/A***
N.Y. INTERMEDIATE TAX FREE INCOME FUND
Class A Shares - before taxes                              0.77%      4.68%      5.12%
Class A Shares - after taxes on distributions              0.51%      4.61%       N/A***
Class A Shares - after taxes on distributions
and sale of fund shares.                                   1.88%      4.55%       N/A***
Class B Shares - before taxes                             -0.27%      4.73%      5.30%
Class B Shares - after taxes on distributions             -0.54%      4.66%       N/A***
Class B Shares - after taxes on distributions
and sale of fund shares.                                   0.98%      4.51%       N/A***
Class C Shares - before taxes                              3.73%      5.05%      5.30%
Class C Shares - after taxes on distributions              3.46%      4.99%       N/A***
Class C Shares - after taxes on distributions
and sale of fund shares.                                   3.58%      4.79%       N/A***
Institutional Shares - before taxes                        5.82%      5.83%      5.69%
Institutional Shares - after taxes on distributions        5.55%      5.77%       N/A***
Institutional Shares - after taxes on distributions
and sale of fund shares.                                   5.32%      5.58%       N/A***
Select Shares - before taxes                               5.60%      5.72%      5.63%

Select Shares - after taxes on distributions               5.33%      5.65%       N/A***
Select Shares - after taxes on distributions
and sale of fund shares.                                   5.09%      5.46%       N/A***
N.J. TAX FREE INCOME FUND
Class A Shares - before taxes                              1.15%      5.09%      5.09%
Class A Shares - after taxes on distributions              0.59%      4.77%       N/A***
Class A Shares - after taxes on distributions
and sale of fund shares.                                   2.24%      4.77%       N/A***
Class B Shares - before taxes                              0.17%      5.37%      5.40%
Class B Shares - after taxes on distributions             -0.42%      5.04%       N/A***
Class B Shares - after taxes on distributions
and sale of fund shares.                                   1.49%      4.99%       N/A***
Select Shares - before taxes                               5.92%      6.19%      5.64%
Select Shares - after taxes on distributions               5.33%      5.86%       N/A***
Select Shares - after taxes on distributions
and sale of fund shares.                                   5.50%      5.75%       N/A***
TAX FREE INCOME
Class A Shares - before taxes                              1.94%      5.14%      5.47%
Class A Shares - after taxes on distributions              1.66%      5.04%       N/A***
Class A Shares - after taxes on distributions
and sale of fund shares.                                   2.79%      4.99%       N/A***
Class B Shares - before taxes                              0.88%      5.13%      5.63%
Class B Shares - after taxes on distributions              0.59%      5.02%       N/A***
Class B Shares - after taxes on distributions
and sale of fund shares.                                   1.85%      4.90%       N/A***
Select Shares - before taxes                               6.82%      6.11%      5.95%
Select Shares - after taxes on distributions               6.52%      6.00%       N/A***
Select Shares - after taxes on distributions
and sale of fund shares.                                   6.03%      5.84%       N/A***



     Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invest (or during the relevant period invested) in the same portfolio of securities.
     ** If Fund has less that 10 Years.
     *** After tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor Common Trust Fund.

     YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share.

     Yields are calculated according to the following formula:

                    a-b
                    ---
         YIELD = 2 [(cd  +1)(TO THE POWER OF 6) - 1]

         Where:

             a = dividends and interest earned during the period.
             b = expenses accrued for the period (net of reimbursements).
             c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
             d = the maximum offering price per share on the last day of the period.

     Set forth below is the SEC yield information for the Funds for the 30-day period ended 8/31/04.



                                                                     TAX EQUIVALENT 30-DAY
                                                      30-DAY YIELD          YIELD
------------------------------------------------------------------------------------------
CALIFORNIA BOND FUND
Class A Shares                                           2.56%              4.34%
Select Shares                                            2.63%              4.46%
Institutional Shares                                     2.82%              4.78%
INTERMEDIATE TAX FREE INCOME FUND
Class A Shares                                           2.52%              3.88%
Class B Shares                                           1.77%              2.72%
Class C Shares                                           1.81%              2.78%
Select Shares                                            2.64%              4.06%
Institutional Shares                                     2.80%              4.31%
N.Y. INTERMEDIATE TAX FREE INCOME FUND
Class A Shares                                           2.36%              4.15%

Class B Shares                                           1.68%              2.95%
Class C Shares                                           1.69%              2.97%
Select Shares                                            2.50%              4.39%
Institutional Shares                                     2.72%              4.78%
N.J. TAX FREE INCOME FUND
Class A Shares                                           2.21%              3.63%
Class B Shares                                           1.83%              3.01%
Select Shares                                            2.56%              4.21%
TAX FREE INCOME FUND
Class A Shares                                           2.86%              4.40%
Class B Shares                                           2.12%              3.26%
Select Shares                                            3.01%              4.63%



     The tax equivalent yields assume a combined California State and federal income tax rate of _____% for California Bond Fund, a federal income tax rate of _____% for the Intermediate Tax Free Fund, a combined New York State, New York City and federal income tax rate of _____% for the New York Intermediate Tax Free Income Fund, a combined New Jersey State and federal income tax rate of _____% for the New Jersey Tax Free Income Fund and a federal income tax rate of
____% for the Tax Free Income Fund.


     A Fund's performance will vary from time to time depending upon market conditions, the composition of the portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

     Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B and Class C Shares) when presented inclusive of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

     The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, JPMorgan Chase Bank and/or other service providers waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

     Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated in the Prospectuses or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

     From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                             PORTFOLIO TRANSACTIONS

     On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     Portfolio transactions for a Fund will be undertaken principally to accomplish a Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short term trading consistent with their objectives. See "Strategies and Policies-Portfolio Turnover".


     In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees and the Board of Directors regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

     Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreements. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.


     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of each Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the Distributor or any of its affiliates.

     On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

     If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The Funds paid the following brokerage commissions for the indicated periods:

                                          FISCAL YEAR ENDED   FISCAL YEAR ENDED  FISCAL YEAR ENDED
                                               8/31/02             8/31/03            8/31/04
                                          -----------------   -----------------  -----------------
CALIFORNIA BOND FUND
   TOTAL BROKERAGE COMMISSIONS              $      3,201      $      5,437
   BROKERAGE COMMISSIONS TO
   AFFILIATED BROKER DEALERS                           -                 -
INTERMEDIATE TAX FREE INCOME FUND
   TOTAL BROKERAGE COMMISSIONS              $     25,498      $     69,608
   BROKERAGE COMMISSIONS TO
   AFFILIATED BROKER DEALERS                       8,250                 -
N.Y. INTERMEDIATE TAX FREE INCOME FUND
   TOTAL BROKERAGE COMMISSIONS                    36,817            29,357
   BROKERAGE COMMISSIONS TO
   AFFILIATED BROKER DEALERS                         440                 -
N.J. TAX FREE INCOME FUND
   TOTAL BROKERAGE COMMISSIONS                     1,298               680
   BROKERAGE COMMISSIONS TO
   AFFILIATED BROKER DEALERS                           -                 -




                               MASSACHUSETTS TRUST

     Each Trust is organized as a "Massachusetts business trust" of which each Fund is a separate and distinct series. Copies of the Declaration of Trust for the Trusts are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By Laws of each of the Trusts are designed to make each Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, each Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

     No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees intend to conduct the operations of the Trusts in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.


     Each of the Trusts provides that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust, unless, as to liability to a Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of a Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     Each of the Trusts shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.


                              DESCRIPTION OF SHARES


     The Trusts are open-end management investment companies organized as Massachusetts business trusts. Each Fund represents a separate series of shares of beneficial interest, JPMST is comprised of eight series and JPMMFST is comprised of six series. See "Massachusetts Trust."

     The Declarations of Trust of the JPMST permit the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of the series of JPMST are entitled to one vote for each dollar of NAV (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of a Fund shall be entitled to vote.

     With respect the series of JPMMFST, each share of a class represents an equal proportionate interest in that class with each other share of that class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMMFST which are not attributable to a specific series or class are allocated among all of its series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.


     Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of a Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of a Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or a Trust's Declaration of Trust.

     Shareholders of a Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of a Fund's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of a Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of a Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.


     The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.


     For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchase, Redemptions and Exchanges".

                          DISTRIBUTIONS AND TAX MATTERS

     The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

     Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

     FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses it realizes. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

     TAX EXEMPT DIVIDENDS. Each Fund intends to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by a Fund that consists of interest received by the Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund. In view of the Fund's policies, it is expected that substantially all dividends will be exempt-interest dividends, although the Fund may from time to time recognize and distribute net short-term capital gains and other minor amounts of taxable income.

     Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of a Fund's shares held six months of less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

     Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of the Fund's income consisting of such interest.


     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.


     Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.


     Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.


     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.


     CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds have no capital loss carryforwards as of the fiscal year ended.

     The Funds will not be taxed on future capital gains to the extent offset by the capital loss carry forward regardless of whether such capital gains are distributed to shareholders.


     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.


     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.


     BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.




     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.


     STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.


     Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of each Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                             ADDITIONAL INFORMATION


     As used in this Statement of Additional Information and the Prospectuses, the term "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (i) 67% or more of a Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

     Telephone calls to the Funds, JPMorgan Chase Bank or a financial professional as shareholder servicing agent may be tape-recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Trusts' Registration Statements filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.


     Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable registration statements. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or the Distributor. The Prospectuses and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.


     PRINCIPAL HOLDERS. As of December __, 2004, the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds:



                                                                         PERCENTAGE
FUND AND CLASS OF SHARES          NAME AND ADDRESS OF SHAREHOLDER           HELD
-----------------------------------------------------------------------------------
CALIFORNIA BOND FUND
Class A Shares


Select Shares


Institutional Shares


INTERMEDIATE TAX FREE INCOME FUND
Select Shares


N.J. TAX FREE INCOME FUND
Class A Shares


Class B Shares


Select Shares


N.Y. INTERMEDIATE TAX FREE
INCOME FUND
Class A Shares


Class C Shares


Select Shares


Institutional Shares


TAX FREE INCOME FUND
Class A Shares

Class B Shares

Select Shares



     The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS


     The following financial statements and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' August 31, 2004 annual reports filing made with the SEC on October __, 2004 (JPMST Accession No. 0000_______-0_-0______ and JPMMFST Accession No. 0000_______-0_-0______) pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling JPMorgan Funds Services at (800) 348-4782.

                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS*

     The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA-Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A-Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB-Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC-An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC-An obligation rated CC is highly vulnerable to nonpayment.

C-The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     Plus (+) or Minus (w): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

     Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST COMMERCIAL PAPER RATINGS


A-1--This rating indicates a fund has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.


A-2--This rating indicates a fund has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than obligors in the highest rating category.

                               MOODY'S

CORPORATE AND MUNICIPAL BONDS

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in

Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper, Including Tax Exempt

     The Aa, A and Baa rating categories are refined by the inclusion of a modifier. These numeric suffixes (Aa1, Aa2,Aa3, etc.) are intended to provide further differentiation within each category. For instance, a Aa1 rating exhibits the best of the characteristics within the As category, while a Aa3 contains relatively less.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well established industries. High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to lesser degree. Earnings trends and coverage ratios, while sound, may be more subjects to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3-Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

SHORT-TERM TAX EXEMPT NOTES

MIG-1-The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2-MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and longterm risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

MIG-1/VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3/VMIG-3--Notes bearing this designation are of acceptable credit quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                                      FITCH

DESCRIPTION OF MOODY'S TWO HIGHEST COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2 and Prime-3.

ISSUERS RATED PRIME-1--(or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

ISSUERS RATED PRIME-2--(or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

CORPORATE AND MUNICIPAL BONDS

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) and minus (-) signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

SHORT-TERM TAX EXEMPT NOTES

F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

  APPENDIX B- ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL SECURITIES

    THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF CALIFORNIA. THE STATE OF CALIFORNIA HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE FUND'S REGISTRATION STATEMENT (INCLUDING THIS
          STATEMENT OF ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE

     This Appendix contains information about the State of California as set forth in "Appendix A" to the official statement issued by the State of California for its general obligation bond issue on October 29, 2003.

                             The State of California

                                TABLE OF CONTENTS

                                                                                          PAGE
----------------------------------------------------------------------------------------------
INTRODUCTION TO APPENDIX A                                                                A-1

RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES                                  A-3

STATE INDEBTEDNESS AND OTHER OBLIGATIONS                                                  A-5
General                                                                                   A-5
Capital Facilities Financing                                                              A-5
General Obligation Bonds                                                                  A-5
Commercial Paper Program                                                                  A-5
Lease-Purchase Obligations                                                                A-6
Non-Recourse Debt                                                                         A-6
Pension Obligation Bonds                                                                  A-6
Fiscal Recovery Bonds                                                                     A-7
Enhanced Tobacco Settlement Revenue Bonds                                                 A-7
Cash Flow Borrowings                                                                      A-8

CASH FLOW                                                                                 A-9
2002-03 Fiscal Year                                                                       A-9
2003 Revenue Anticipation Warrants                                                        A-9
Fiscal Year 2003-04 Revenue Anticipation Notes                                            A-10

STATE FINANCES                                                                            A-11
The General Fund                                                                          A-11
The Special Fund for Economic Uncertainties                                               A-11
Inter-Fund Borrowings                                                                     A-12
State Warrants                                                                            A-14
Registered Warrants                                                                       A-14
Reimbursement Warrants                                                                    A-15
Refunding Warrants                                                                        A-15
Sources of Tax Revenue                                                                    A-15
Personal Income Tax                                                                       A-15
Sales Tax                                                                                 A-16
Corporation Tax                                                                           A-17
Insurance Tax                                                                             A-18
Estate Tax; Other Taxes                                                                   A-18
Special Fund Revenues                                                                     A-18
Vehicle License Fee                                                                       A-19
Taxes on Tobacco Products                                                                 A-19
Recent Tax Receipts                                                                       A-21
State Expenditures                                                                        A-23
State Appropriations Limit                                                                A-23
Proposition 98                                                                            A-25

Local Governments                                                                         A-26
Welfare Reform                                                                            A-27
Pension Trusts                                                                            A-28
Repayment of Energy Loans                                                                 A-30
Tobacco Litigation Settlement                                                             A-30
Investment of Funds                                                                       A-31

THE BUDGET PROCESS                                                                        A-32
General                                                                                   A-32
Constraints on the Budget Process                                                         A-32

PRIOR FISCAL YEARS' BUDGETS                                                               A-33
2000 Budget Act                                                                           A-33
2001 Budget Act                                                                           A-33
2002 Budget Act                                                                           A-34

CURRENT STATE BUDGET                                                                      A-35
Background                                                                                A-35
2003 Budget Act                                                                           A-36
Addressing the $38.2 Billion Shortfall                                                    A-37
Expenditure Cuts/Savings                                                                  A-38
Fund Shifts                                                                               A-39
Other Revenues                                                                            A-39
Loans/Borrowings                                                                          A-39
Fiscal Recovery Bonds                                                                     A-39
Budget Controls and Flexibility                                                           A-40
Continuing "Structural Deficit"                                                           A-40
Election of New Governor                                                                  A-41
Summary of State Revenues and Expenditures                                                A-42
Revenue and Expenditure Assumptions                                                       A-44
Economic Assumptions                                                                      A-45

FINANCIAL STATEMENTS                                                                      A-46

OVERVIEW OF STATE GOVERNMENT                                                              A-47
Organization of State Government                                                          A-47
Employee Relations                                                                        A-49

ECONOMY AND POPULATION                                                                    A-49
Introduction                                                                              A-49
Population and Labor Force                                                                A-50
Employment, Income, Construction and Export Growth                                        A-51

LITIGATION                                                                                A-54
Challenge to Discontinuation of Vehicle License Fee Offset                                A-54
Bond-Related Matters                                                                      A-55
Challenge Seeking Payment to Teacher's Retirement Board                                   A-55
Actions Seeking Flood-Related Damages                                                     A-55
Tax Refund Cases                                                                          A-56
Environmental Cleanup Matter                                                              A-57
Energy-Related Matters                                                                    A-58
Escheated Property Claims                                                                 A-58
Action Seeking Damages for Alleged Violations of Privacy Rights                           A-59
Actions Seeking Program Modifications                                                     A-59
Medically Indigent Adult Mandate Claims                                                   A-60

STATE DEBT TABLES                                                                         A-61

EXHIBIT 1 - STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH

RECEIPTS AND DISBURSEMENTS, JULY 1, 2002 THROUGH
JUNE 30, 2003 (UNAUDITED)                                                                 EX-1
EXHIBIT 2 - STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH
RECEIPTS AND DISBURSEMENTS, JULY 1, 2003 THROUGH
SEPTEMBER 30, 2003 (UNAUDITED)                                                            EX-2

                           INTRODUCTION TO APPENDIX A

     IMPORTANCE OF APPENDIX A. APPENDIX A is the part of the Official Statement that provides investors with information concerning the State of California. Investors must read the entire Official Statement, including APPENDIX A, to obtain information essential to making an informed investment decision.

     ELECTION OF NEW GOVERNOR. Uncertified results from a special election held on October 7, 2003 indicate that the Governor of the State, Gray Davis, has been recalled and that he will be replaced as Governor by Arnold Schwarzenegger. The Secretary of State of the State has until November 15, 2003 to certify the results of the recall election. The new Governor would not take office until the election results are certified. The Governor-elect is in the process of assembling his staff and evaluating the State's financial condition. As a result of his evaluation, he may propose mid-year legislation or take executive actions which could affect the State's receipts, disbursements and proposed borrowings during the current fiscal year.

     CALIFORNIA'S FINANCIAL SITUATION. In May 2003, Governor Gray Davis stated that the State faced an estimated two-year budget shortfall of $38.2 billion. The recently enacted 2003 Budget Act (as defined herein) addressed the shortfall through, among other proposals, the issuance of approximately $10.7 billion of fiscal recovery bonds which are presently being challenged in court, and $1.9 billion of pension obligation bonds, which a trial court has declined to validate. See "LITIGATION--Bond-Related Matters."

     Although the 2003 Budget Act is balanced, the Legislative Analyst's Office projects that the State would face an estimated $7.9 billion deficit in fiscal year 2004-05, which will have to be addressed by future legislation or other budget solutions. The ability of the State to meet its current obligations (including its obligations pursuant to various cash flow borrowings becoming due in fiscal year 2003-04 as described herein under "CASH FLOW--2003 Revenue Anticipation Warrants and "--Fiscal Year 2003-04 Revenue Anticipation Notes") depends in large part on its ability to implement the borrowings contemplated by the 2003 Budget Act. The State can make no assurances that such borrowings will not be delayed or cancelled as a result of litigation or other reasons. See "RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES" and "CASH FLOW."

     The credit rating agencies have considered California's financial situation. In December 2002, Fitch downgraded the State's general obligation credit rating to "A." In July 2003, Standard & Poor's downgraded the State's general obligation credit rating to "BBB" and in August 2003, Moody's Investors Services downgraded such rating to "A3." In January 2001, these ratings were "AA," "AA" and "Aa2," respectively. See also "RATINGS" in the first part of this Official Statement.

     CALIFORNIA'S CREDIT HISTORY. California has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

     OVERVIEW OF APPENDIX A. APPENDIX A begins with a description of recent developments regarding the State's economy and finances and then discusses the types of debt instruments that the State has issued and is authorized to issue in the future. See "RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES" and "STATE INDEBTEDNESS AND OTHER OBLIGATIONS." A discussion of the State's current and projected cash flow is contained under "CASH FLOW."

     APPENDIX A continues with a discussion of the sources and uses of State funds. See "STATE FINANCES." The budget process and constraints on this process, as well as the current budget and the economic assumptions underlying the revenue projections contained in the current budget, are discussed under "THE BUDGET PROCESS" and "CURRENT STATE BUDGET."

     Then, APPENDIX A incorporates by reference the Audited Annual Financial Statements of the State for the Year Ended June 30, 2002, together with certain information required by governmental accounting and financial reporting standards to be included in the Financial Statements, including a "Management's Discussion and Analysis" that describes and analyzes the financial position of the State and provides an overview of the State's activities for the fiscal year ended June 30, 2002. The State Controller's unaudited reports of cash receipts and disbursements for the period July 1, 2002 through September 30, 2003 are included as Exhibits 1 and 2 to this APPENDIX A. See "FINANCIAL STATEMENTS."

     Governance, management and employee information is set forth under "OVERVIEW OF STATE GOVERNMENT." Demographic and economic statistical information is included under "ECONOMY AND POPULATION."

     APPENDIX A concludes with a description of material litigation involving the State (see "LITIGATION") and debt tables (see "STATE DEBT TABLES").

RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES

     In recent years the State has experienced a decline in State revenues attributable in large part to declines in personal income tax receipts including particularly stock market related income tax revenues, such as capital gains realizations and stock option income. The State estimates that stock market related personal income tax revenue declined from $17.9 billion in fiscal year 2000-01 to $6.1 billion in fiscal year 2001-02, and to $5.0 billion in 2002-03, a total 72 percent decline. The State's economy continued to grow slowly through August of 2003. Slow growth is projected for the balance of 2003, and moderate growth is projected in 2004, generally tracking the national economy.

     In the budget for fiscal year 2002-03 (July 1, 2002 to June 30, 2003), Governor Davis and the Legislature addressed the continuing decline in tax revenues, primarily with a combination of expenditure reductions and one-time actions, such as bond and asset sales, expenditure deferrals and interfund transfers and loans. See "PRIOR FISCAL YEARS' BUDGETS--2002 Budget Act."

     The 2003-04 Governor's Budget, as proposed by Governor Davis on January 10, 2003, projected a shortfall or "gap" on a budgetary basis of $34.6 billion over the combined 2002-03 and 2003-04 fiscal years absent corrective action. The 2003-04 Governor's Budget (incorporating requests made in December 2002) called for budget actions totaling over $10.2 billion early in calendar year 2003 in order to achieve maximum savings. In March and April 2003, the Legislature passed revised budget adjustment legislation totaling about $10.4 billion in spending reductions, deferrals and fund transfers (including $5.1 billion for fiscal year 2002-03 and $5.3 billion for fiscal year 2003-04).

     The May Revision to the 2003-04 Governor's Budget, released on May 14, 2003 (the "May Revision"), projected that while some corrective action was taken in March and April 2003, the pre-corrective action budget gap had increased to about $38.2 billion, primarily due to the cancellation of the sale of tobacco securitization bonds (which bonds have now been issued), lost opportunities for savings with the passage of time, and increased caseload in certain health and correctional programs. The budget proposals contained in the May Revision were significantly changed from the original Governor's Budget, and Governor Davis proposed to address the budget challenge in three phases: (1) eliminate an estimated $10.675 billion budget deficit accumulated through June 30, 2003, by issuing fiscal recovery bonds to be repaid from a temporary one-half cent increase in the State sales tax, (2) balance the fiscal year 2003-04 budget with a combination of expenditure cuts (some already approved by the Legislature in March and April of 2003), fund transfers and loans, and transfer ("realignment") of certain health and social services programs from the State to counties, and
(3) pursue legislative action during the balance of the 2003 legislative session to enact structural reforms that would eliminate an estimated $7.9 billion structural deficit for the 2004-05 fiscal year. See "CURRENT STATE BUDGET--Background."

     The annual Budget Act for fiscal year 2003-04 (the "2003 Budget Act"), adopted by the Legislature on July 29, 2003 and signed by Governor Davis on August 2, 2003, largely reflects the budget proposals contained in the May Revision. Realization of the 2003 Budget Act proposals is dependent upon numerous assumptions and contingencies more fully described herein, including, among others, the successful resolution of pending litigation relating to the issuance of pension obligation bonds and pending litigation relating to the issuance of fiscal recovery bonds (expected to generate approximately $10.7 billion of proceeds). A State trial court has declined to validate the pension obligation bonds and the State has appealed this decision. See "STATE INDEBTEDNESS--Pension Obligation Bonds," "--Fiscal Recovery Bonds" and "LITIGATION--Bond-Related Matters."

     As reflected in the May Revision, further legislative action will be required to address the remaining funding gap in fiscal year 2004-05. The Legislative Analyst's Office estimated the amount to be $7.9 billion. This "structural deficit" reflects in part the use of one-time revenue enhancements, cost reductions and fund transfers in fiscal years 2002-03 and 2003-04 that will be unavailable in fiscal year 2004-05 as well as customary expenditure growth due to, among other things, enrollment, caseload, and population growth. See "CURRENT STATE BUDGET--2003 Budget Act--Continuing Structural Deficit."

     As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings." In fiscal year 2002-03, the State retired $7.5 billion of revenue anticipation warrants issued near the end of the preceding fiscal year and issued $12.5 billion of revenue anticipation notes maturing in June 2003. Due to the budget shortfalls described above, the State Controller issued $10.965 billion of revenue anticipation warrants on June 18, 2003. This borrowing provided cash resources necessary to pay the State's obligations in June 2003 (including the maturing $12.5 billion of revenue anticipation notes) and in the first few months of fiscal year 2003-04. To provide further assurance for the repayment of the revenue anticipation warrants, which mature on June 16, 2004, the State entered into agreements with seven financial institutions which committed (subject to the conditions set forth in the agreements, including the State's inability to refund the revenue anticipation warrants) to purchase the revenue anticipation warrants upon their maturity. If the State is required to draw under the agreements, numerous adverse consequences affecting the State's financial condition might occur, as further described herein. See "CASH FLOW--2003 Revenue Anticipation Warrants." The State issued $3.0 billion of revenue anticipation notes on October 28, 2003. To provide further assurance for the payment of the revenue anticipation notes, which mature on June 23, 2004, the State entered into an agreement with certain financial institutions to provide letters of credit to pay principal and interest with respect to certain of such notes when due. If the State is required to draw under such letters of credit, or is otherwise unable to pay principal and interest on the notes at maturity, numerous adverse consequences affecting the State's financial condition might occur, as further described herein. See "CASH FLOW--Fiscal Year 2003-04 Revenue Anticipation Notes."

     Since the 2003 Budget Act, the Controller has released actual results of receipts and disbursements for the months of August and September. Cash and unused borrowable resources through the end of September, 2003 were $1.1 billion above the projections done in connection with the 2003 Budget Act. See "EXHIBIT 2 - STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2003 THROUGH SEPTEMBER 30, 2003 (UNAUDITED)" No assurance can be given by the State that available cash and unused borrowable resources will continue to be above projections.

     In fiscal year 2002-03 the State paid $8.161 billion in unemployment benefits from the Unemployment Insurance ("UI") Fund. In fiscal year 2003-04 the State expects to pay $8.203 billion in benefits from the UI Fund. The UI Fund (which is not part of the General Fund) is projected to have a $1.2 billion deficit by the end of calendar year 2004 notwithstanding the automatic unemployment insurance tax rate increase that takes effect January 1, 2004. The State may address this issue with one or more of the following options: (1) obtain a loan from the federal government, (2) rollback unemployment benefits and/or (3) increase unemployment insurance taxes which are the sole source of funds for the UI Fund. There is no reason to believe that one or all of these options will not be available to the State. The loan from the federal government would provide cash flow relief so that unemployment benefits can continue to be paid. The federal loan would eventually be repaid from increased UI tax revenue or the available resources resulting from decreased benefits. Interest payments on the loan would be paid by the EDD Contingent Fund and not the General Fund. The new Administration and the Legislature will have to determine how to resolve the cash flow imbalance in the UI Fund for the long-term. This issue is expected to be addressed in the upcoming session of the Legislature.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

GENERAL

     The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

CAPITAL FACILITIES FINANCING

GENERAL OBLIGATION BONDS

     The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. See "STATE FINANCES--State Expenditures." Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

     As of October 1, 2003, the State had outstanding $30,103,927,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $24,021,001,000 of long-term general obligation bonds. This latter figure consists of $13,628,542,000 of general obligation bonds which are authorized by State finance committees to be issued initially as commercial paper notes, described below, and $10,392,459,000 of other authorized but unissued general obligation bonds. See the table "Authorized and Outstanding General Obligation Bonds" under "STATE DEBT TABLES." See introduction to "STATE DEBT TABLES" for information as to bonds issued or expected to be issued after October 1, 2003.

     General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State issued $1.4 billion of variable rate general obligation bonds, representing 4.7% of the State's total outstanding general obligation bonds as of October 1, 2003.

     The Legislature has approved approximately $22 billion of potential bond authorizations to be placed on the ballot in March of 2004, including the Kindergarten-University Public Education Facilities Bond Act of 2004 and the Safe, Reliable High-Speed Passenger Train Bond Act of the 21st Century. Additional bond proposals may also be added in 2004.

COMMERCIAL PAPER PROGRAM

     Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. The State's commercial paper credit facility expired in August 2003. The State is currently negotiating a new credit facility. See "STATE DEBT TABLES."

LEASE-PURCHASE OBLIGATIONS

     In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the State Constitutional provisions that require voter approval. For purposes of this section of the Official Statement and the tables under "STATE DEBT TABLES," "lease-purchase obligation" or "lease-purchase financing" means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. See "STATE FINANCES--Sources of Tax Revenue--Special Fund Revenues." The tables under "STATE DEBT TABLES" do not include equipment leases or leases which were not sold, directly or indirectly, to the public capital markets. The State had $6,620,144,071 General Fund-supported lease-purchase obligations outstanding as of October 1, 2003. The State Public Works Board, which is authorized to sell lease revenue bonds, had $4,781,492,000 authorized and unissued as of October 1, 2003. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases. See introduction to "STATE DEBT TABLES" for information as to bonds issued or expected to be issued after October 1, 2003.

NON-RECOURSE DEBT

     Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase obligations). State agencies and authorities had $42,558,532,631 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2002, as further described in the table "State Agency Revenue Bonds and Conduit Financing" under "STATE DEBT TABLES."

     Detailed information regarding the State's long-term debt appears in the section "STATE DEBT TABLES."

PENSION OBLIGATION BONDS

     Pursuant to the California Pension Obligation Financing Act, Government Code Section 16910 ET SEQ. (the "Pension Bond Act"), the State proposed to issue $1.9 billion of pension obligation bonds to make fiscal year 2003-04 contributions to the California Public Employees' Retirement System

("CalPERS"). The payment of debt service on the pension obligation bonds will be payable from the General Fund subject to the priorities specified in the Pension Bond Act. The State would make an interest-only payment on the pension obligation bonds in fiscal year 2003-04 and principal and interest payments in each fiscal year from 2004-05 through 2008-09. The proposed pension obligation bonds are the subject of a validation action brought by the Pension Obligation Bond Committee for and on behalf of the State. In that validation action, the Pension Obligation Bond Committee seeks to obtain the court's determination that the pension obligation bonds will not be in violation of the Constitutional debt limit because the proceeds of the pension obligation bonds will be used to pay the State's employer obligation to CalPERS, which is an "obligation imposed by law." On October 2, 2003, the trial court issued a judgment denying the State's request that the bonds be validated. The State has filed a petition for writ of mandate in the California Supreme Court and has requested the court's expedited consideration of the petition. Pension obligation bonds were not issued in time to make the October 1, 2003 quarterly pension contributions. The next quarterly contribution in the estimated amount of $553 million is due on January 2, 2004. The size of any future bond issue to fund the 2003-04 contributions to CalPERS will be reduced in the event this litigation causes further delay in the issuance of the pension obligation bonds. See "LITIGATION--Bond-Related Matters."

FISCAL RECOVERY BONDS

     The State proposes to issue approximately $10.7 billion of fiscal recovery bonds in February and April, 2004. The California Fiscal Recovery Financing Act (Government Code Section 99000 et seq.), was adopted pursuant to Chapter 13, First Extraordinary Session, Statutes of 2003. The California Fiscal Recovery Financing Act authorizes the issuance of fiscal recovery bonds, proceeds of which would be deposited in the General Fund, to eliminate the estimated $10.675 billion accumulated budget deficit through June 30, 2003. This is the largest and most critical component of the 2003 Budget Act. The State plans to issue the fiscal recovery bonds in February and April of 2004. However, the issuance of the fiscal recovery bonds is the subject of current litigation, as described below.

     The fiscal recovery bonds will be issued by a Fiscal Recovery Finance Authority, and will be paid from future annual appropriations by the Legislature, if any, from the Fiscal Recovery Fund. The Fiscal Recovery Financing Act establishes the Fiscal Recovery Fund outside of the General Fund. The Legislature has enacted a temporary one-half cent State sales tax beginning July 1, 2004, the revenues of which will be deposited and held in the Fiscal Recovery Fund, available for the Legislature's future appropriations, if any, to pay debt service on the fiscal recovery bonds. See "STATE FINANCES--Sources of Tax Revenue--Sales Tax."

     Payment of debt service on the fiscal recovery bonds will be subject to future annual appropriation by the Legislature. A legal advocacy institution has filed a lawsuit challenging the proposed issuance of the fiscal recovery bonds alleging that the issuance of such fiscal recovery bonds violates the constitution's debt-limit provisions. See "LITIGATION--Bond-Related Matters." Prior to the filing of that lawsuit, the Attorney General concluded that fiscal recovery bonds issued pursuant to the terms of the Fiscal Recovery Bond Act would not be debt prohibited by the Constitutional debt limit.

ENHANCED TOBACCO SETTLEMENT REVENUE BONDS

     In 1998 the State signed a settlement agreement with the four major cigarette manufacturers. Under the settlement agreement, the manufacturers agreed to make payments to the State in perpetuity. See "STATE FINANCES--Tobacco Settlement Litigation." Chapter 414, Statutes of 2002, as amended, allows the issuance of revenue bonds secured by the tobacco settlement revenues received by the State beginning in the 2003-04 fiscal year. An initial sale of 56.57% of the State's tobacco settlement revenues from July 1, 2003, onward, producing $2.5 billion in proceeds was completed in January 2003.

     A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003. Chapter 414, Statutes of 2002, as amended, requires the Governor to request an appropriation in the annual budget act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The 2003 Budget Act authorizes the Director of Finance to make allocations with legislative notification if tobacco settlement revenues are insufficient to cover the cost of the tobacco securitization program. The Legislature is not obligated to make any such requested appropriation in the future.

     Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

CASH FLOW BORROWINGS

     As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("Notes" or "RANs") in 19 of the last 20 fiscal years to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. See "STATE FINANCES--State Warrants." RANs and RAWs are both payable from any "Unapplied Money" in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. "Priority Payments" are payments as and when due to: (i) support the public school system and public institutions of higher learning (as provided in Section 8 of Article XVI of the Constitution of the State), (ii) pay principal of (whether at stated maturity or upon earlier redemption) and interest on general obligation bonds of the State, (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom, and
(iv) pay State employees' wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, and any amounts determined by a court of competent jurisdiction in a final and nonappealable judgment to be required by federal law or the State Constitution to be paid with State warrants that can be cashed immediately. Priority Payments also includes payments of principal and interest on registered warrants issued to make Priority Payments. See "State Finances" below.

     The following table shows the amount of RANs and RAWs issued in the past five fiscal years and in the current fiscal year.

                                     TABLE 1
       STATE OF CALIFORNIA REVENUE ANTICIPATION NOTES AND WARRANTS ISSUED
                         FISCAL YEARS 1998-99 TO 2003-04

                                        PRINCIPAL
                                          AMOUNT
FISCAL YEAR             TYPE            (BILLIONS)       DATE OF ISSUE          MATURITY DATE
---------------------------------------------------------------------------------------------
1998-99         Notes                   1.70          October 1, 1998        June 30, 1999
1999-00         Notes Series A-B        1.00          October 1, 1999        June 30, 2000
2000-01         No Notes issued
2001-02         Notes Series A-C        5.70          October 4, 2001        June 28, 2002
                RAWs Series A           1.50          June 24, 2002          October 25, 2002
                RAWs Series B           3.00          June 24, 2002          November 27, 2002
                RAWs Series C           3.00          June 24, 2002          January 30, 2003+
2002-03         Notes Series A and C    6.00          October 16, 2002       June 20, 2003
                Notes Series B and D    3.00          October 16, 2002       June 27, 2003
                Notes Series E - G      3.50          November 6, 2002       June 20, 2003
                RAWs Series A and B   10.965          June 18, 2003          June 16, 2004
2003-04         Notes                   3.00          October 28, 2003       June 23, 2004

+ Called by the Controller and paid on November 27, 2002.

Source: State of California, Office of the Treasurer.

                                    CASH FLOW

2002-03 FISCAL YEAR

     The State issued a total of $12.5 billion of 2002-03 RANs ("2002 RANs") in October 2002 and November 2002 to partially fund its cash flow needs in fiscal year 2002-03, including repayment of the 2002 RAWs issued in June 2002. The State Controller issued $10.965 billion of RAWs on June 18, 2003, to provide enough additional cash to pay the maturing 2002 RANs and to pay other State obligations in June 2003 and in the first months of the 2003-04 fiscal year. See "2003 Revenue Anticipation Warrants."

2003 REVENUE ANTICIPATION WARRANTS

     As noted above, the Controller issued, on June 18, 2003, $10.965 billion of 2003 Revenue Anticipation Warrants (the "2003 Warrants"). The 2003 Warrants will all mature on June 16, 2004. At the time of issuance, cash flows prepared by the Department of Finance, based upon the 2003 Budget Act, projected that there would be sufficient available moneys in the General Fund (including from internal borrowing) to repay the 2003 Warrants at maturity. This projection assumed, among other assumptions, the receipt by the State during the year of $2.0 billion tobacco securitization bond proceeds, $10.675 billion of fiscal recovery bond proceeds, and $1.355 billion of pension obligation bond proceeds. The State received $2.264 billion of tobacco securitization bond proceeds in September 2003. The fiscal recovery bonds and the pension obligation bonds are the subject of litigation as described herein. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds" and "LITIGATION--Bond-Related Matters." The payment of principal of and interest on the 2003 Warrants is subject to the prior application of moneys in the General Fund to pay Priority Payments. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings" for a definition of Priority Payments.

     If it appears to the Controller that there will be insufficient available money in the General Fund to pay the 2003 Warrants at maturity, the Controller has agreed to use his best efforts to offer for sale at competitive bid and issue refunding warrants to pay the 2003 Warrants in full. See "STATE FINANCES--State Warrants--Refunding Warrants." While no assurance can be given that the State would be able to sell refunding warrants, the State has always been able to borrow funds to meet its cash flow needs in the past and expects to take all steps necessary to continue to have access to the short-term and long-term credit markets.

     If the Controller were unable to issue refunding warrants in sufficient amounts, the State may decide to borrow under seven Forward Warrant Purchase Agreements into which the State has entered with seven financial institutions ("Participants"), on a several and not joint basis (the "Forward Purchase Agreements"), that will enable the State to borrow up to $11.2 billion to obtain additional cash resources to pay the principal of and interest on the 2003 Warrants on their maturity date. The Forward Purchase Agreements do not constitute a guaranty of the 2003 Warrants and contain certain conditions which must be met in order for the State to obtain advances of funds from the Participants. The conditions to be satisfied on June 16, 2004, include the condition that no event of default under the Forward Purchase Agreements shall have occurred. It is an event of default under the Forward Purchase Agreements if the State fails to pay when due, or otherwise defaults on, any general obligation bond or any short-term debt, or the validity of any general obligation bond or any short-term debt is contested by the State in a judicial or administrative proceeding. Events of default under the Forward Purchase Agreements also include a judgment that any 2003 Warrants issuable to the Participants is illegal or unenforceable or that any representation or warranty of the State in the Forward Purchase Agreements proved to have been untrue in any material respect when made on June 18, 2003.

     If the State draws upon the Forward Purchase Agreements, it will deliver to the Participants registered warrants due immediately and without a maturity date. Repayment by the State of the registered warrants issued to Participants is subordinate in rank of the use of available cash resources on any day to payment of Priority Payments (defined above) and to rental payments to support lease revenue bonds and principal of and interest on pension obligation bonds. However, the issuance of such registered warrants will severely restrict the State's cash management flexibility. See "STATE FINANCES--State Warrants--Registered Warrants" for a description of the nature of registered warrants and the method by which they are repaid, as it relates to other obligations of the State.

     The Forward Purchase Agreements contain a number of covenants on the part of the State relating to cash flow management and cash flow borrowing. One covenant requires the State to maximize internal borrowing from special funds prior to borrowing under the Forward Purchase Agreements. See "STATE FINANCES--Inter-Fund Borrowings." Other covenants prohibit the State from issuing any warrants or revenue anticipation notes having a maturity date prior to seven days after the maturity date of the 2003 Warrants.

FISCAL YEAR 2003-04 REVENUE ANTICIPATION NOTES

     The State issued $3 billion of RANs on October 28, 2003 (the "2003-04 RANs"). The 2003-04 RANs will mature on June 23, 2004. As a condition to such issuance, the Department of Finance of the State estimated that there will be sufficient cash and unused borrowable resources available for use by the General Fund to pay principal of and interest on the 2003-04 RANs when due. Just as in the case of the 2003 Warrants, such estimate assumed, among other things, receipt by the State of $10.675 billion of fiscal recovery bond proceeds and $1.355 billion of pension obligation bond proceeds, both of which bond issuances are the subject of litigation. See "LITIGATION--Bond-Related Matters."

     If it appears that there will be insufficient available money in the General Fund to pay the principal of and interest on the 2003-04 RANs at maturity, the State has covenanted to use its best efforts to issue registered reimbursement warrants or other obligations, as was done in June 2003, to assure additional cash resources for the General Fund. While no assurance can be given that the State would be able to sell registered reimbursement warrants or other obligations, the State has always been able to borrow funds to meet its cash flow needs in the past and expects to take all steps necessary to continue to have access to the short-term and long-term credit markets. See "STATE FINANCES--State Warrants--Reimbursement Warrants."

     Repayment of principal of and interest on $1.835 billion of the 2003-04 RANs is required to be paid from draws under letters of credit (the "Letters of Credit") issued by various financial institutions ("Credit Banks"). The remaining $1.165 billion of 2003-04 RANs ("Unenhanced 2003-04 RANs") were issued directly to various financial institutions (the "Parity Note Purchasers").

     If the State is unable to repay the draws upon the Letters of Credit or pay the Unenhanced 2003-04 RANs at maturity, it will deliver registered warrants, due immediately and without a maturity date, to the Credit Banks and the Parity Note Purchasers, as applicable. Repayment by the State of any registered warrants issued to Credit Banks and the Parity Note Purchasers is subordinate in rank of the use of available cash resources on any day to payment of Priority Payments (defined above), to rental payments to support lease revenue bonds and principal of and interest on pension obligation bonds and to registered warrants issued to Participants as described above under "2003 Revenue Anticipation Warrants." However, the issuance of such registered warrants will severely restrict the State's cash management flexibility. See "STATE FINANCES--State Warrants--Registered Warrants" for a description of the nature of registered warrants and the method by which they are repaid, as it relates to other obligations of the State.

                                 STATE FINANCES

THE GENERAL FUND

     The moneys of the State are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. For additional financial data relating to the General Fund, see the financial statements incorporated in or attached to this APPENDIX A. See "FINANCIAL STATEMENTS." The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor (including the annual budget act), as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

THE SPECIAL FUND FOR ECONOMIC UNCERTAINTIES

     The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as "loans." The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

     The legislation creating the SFEU (Government Code Section 16418) contains a continuous appropriation from the General Fund authorizing the State Controller to transfer to the SFEU, as of the end of each fiscal year, the lesser of (i) the unencumbered balance in the General Fund and (ii) the difference between the State's "appropriations subject to limitation" for the fiscal year then ended and its "appropriations limit" as defined in Section 8 of
Article XIII B of the State Constitution and established in the Budget Act for that fiscal year, as jointly estimated by the State's Legislative Analyst's Office and the Department of Finance. For a further description of Article XIII B, see "State Appropriations Limit." In certain circumstances, moneys in the SFEU may be used in connection with disaster relief.

     For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

     See the caption "CURRENT STATE BUDGET" for information concerning the recent balances in the SFEU and projections of the balances for the current and upcoming fiscal years. As in any year, the Budget Act and related trailer bills are not the only pieces of legislation which appropriate funds. Other factors, including re-estimates of revenues and expenditures, existing statutory requirements, existing contractual requirements with respect to the 2003 Warrants and additional legislation introduced and passed by the Legislature may impact the fiscal year-end balance in the SFEU.

INTER-FUND BORROWINGS

     Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. In the event the General Fund is or will be exhausted, the State Controller is required to notify the Governor and the Pooled Money Investment Board (the "PMIB," comprised of the State Director of Finance, the State Treasurer and the State Controller). The Governor may then order the State Controller to direct the transfer of all or any part of the moneys not needed in special funds to the General Fund from such special funds, as determined by the PMIB. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the General Fund to do so. Transfers cannot be made from a special fund which will interfere with the objective for which such special fund was created, or from certain specific funds. When moneys transferred to the General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed ten percent of the total additions to such special fund as shown in the statement of operations of the preceding fiscal year as set forth in the Budgetary (Legal Basis) annual report of the State Controller, interest must be paid on such excess at a rate determined by the PMIB to be the current earning rate of the Pooled Money Investment Account. See also, "CASH FLOW--2003 Revenue Anticipation Warrants" for a description of certain covenants of the State relating to internal borrowings.

     As of September 30, 2003, $2.5 billion of outstanding loans from the SFEU and $0.3 billion of outstanding loans from other special funds were used to pay expenditures of the General Fund. See "STATE FINANCES--State Warrants," "Exhibit 1--State Controller's Statement of General Fund Cash Receipts and Disbursements, July 1, 2002 through June 30, 2003 (Unaudited)" and "Exhibit 2--State Controller's Statement of General Fund Cash Receipts and Disbursements, July 1, 2003 through September 30, 2003 (Unaudited)." In addition, as of this date, the State had $10.965 billion of RAWs maturing in mid-June 2004. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings."

     Any determination of whether a proposed borrowing from one of the special funds is permissible must be made with regard to the facts and circumstances existing at the time of the proposed borrowing. The Attorney General of the State has identified certain criteria relevant to such a determination. For instance, amounts in the special funds eligible for inter-fund borrowings are legally available to be transferred to the General Fund if a reasonable estimate of expected General Fund revenues, based upon legislation already enacted, indicates that such transfers can be paid from the General Fund promptly if needed by the special funds or within a short period of time if not needed. In determining whether this requirement has been met, the Attorney General has stated that consideration may be given to the fact that General Fund revenues are projected to exceed expenditures entitled to a higher priority than payment of internal transfers, i.e., expenditures for the support of the public school system and public institutions of higher education and the payment of debt service on general obligation bonds of the State.

     At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts any time after the annual repayment is made, the proposition does not have any adverse impact on the State's cash flow.

     In addition to temporary inter-fund borrowings described in this section, some of the budget solutions in the 2003-04 and other recent fiscal years have included other transfers and long-term loans from special funds to the General Fund, specified in legislation. In some cases, such loans and transfers have the effect of reducing internal borrowable resources. See "CURRENT STATE BUDGET--2003 Budget Act--Other Revenues" for a description of such transfers and "CURRENT STATE BUDGET--2003 Budget Act--Loans/Borrowings" for a description of such loans.

     The following chart shows internal borrowable resources available for temporary loans to the General Fund on June 30 of each of the fiscal years 1999-00 through 2002-03 and estimates, as of August 21, 2003, for 2003-04. The estimates for 2003-04 do not reflect the actual receipts and disbursements through September 2003. See "EXHIBIT 2--STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2003 THROUGH SEPTEMBER 30, 2003 (UNAUDITED)"

                                     TABLE 2
                          INTERNAL BORROWABLE RESOURCES
                                  (CASH BASIS)
                                   (MILLIONS)

                                                                                JUNE 30
---------------------------------------------------------------------------------------------------------------------
                                                     2000           2001        2002(a)        2003(b)        2004(c)
---------------------------------------------------------------------------------------------------------------------
Available Internal Borrowable Resources      $    9,427.2   $   12,342.4   $   12,979.7   $   10,401.5   $    8,747.9

Outstanding Loans

From Special Fund for Economic
Uncertainties                                         -0-            -0-        2,524.5            -0-        1,902.6

From Special Funds and Accounts                       -0-            -0-          423.5            -0-            -0-

Total Outstanding Internal Loans                      -0-            -0-        2,948.0            -0-        1,902.6

Unused Internal Borrowable Resources         $    9,427.2   $   12,342.4   $   10,031.7   $   10,401.5   $    6,845.3

(a) At June 30, 2002, the State also had outstanding $7.5 billion of external borrowings in the form of revenue anticipation warrants. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings."

(b) At June 30, 2003, the State also had outstanding $10.965 billion of external borrowings in the form of revenue anticipation warrants.

(c) Department of Finance estimates as of August 21, 2003.

Source:State of California, Department of Finance. Information for the fiscal years ended June 30, 2000 through June 30, 2003, are actual figures. For the fiscal year ending June 30, 2004, these figures were estimated as of August 21, 2003, by the Department of Finance.

STATE WARRANTS

     No money may be drawn from the State Treasury except upon a warrant duly issued by the State Controller. The State Controller is obligated to draw every warrant on the fund out of which it is payable for the payment of money directed by State law to be paid out of the State Treasury; however, a warrant may not be drawn unless authorized by law and unless unexhausted specific appropriations provided by law are available to meet it. State law provides two methods for the State Controller to respond if the General Fund has insufficient "Unapplied Money" available to pay a warrant when it is drawn, referred to generally as "registered warrants" and "reimbursement warrants." "Unapplied Money" consists of money in the General Fund for which outstanding warrants have not already been drawn and which would remain in the General Fund if all outstanding warrants previously drawn and then due were paid subject to the prior application of such money to obligations of the State with a higher priority. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings." Unapplied Money may include moneys transferred to the General Fund from the SFEU and internal borrowings from State special funds (to the extent permitted by law).

REGISTERED WARRANTS'

     If a warrant is drawn on the General Fund for an amount in excess of the amount of Unapplied Money in the General Fund, after deducting from such Unapplied Money the amount, as estimated by the State Controller, required by law to be set apart for obligations having priority over obligations to which such warrant is applicable, the warrant must be registered by the State Treasurer on the reverse side as not paid because of the shortage of funds in the General Fund. The State Controller then delivers such a "registered warrant" to persons or entities (e.g., suppliers and local governments) otherwise entitled to receive payments from the State. A registered warrant bears interest at a rate designated by the PMIB up to a maximum of five percent per annum or at a higher rate if issued for an unpaid revenue anticipation note or in connection with some form of credit enhancement such as the Forward Purchase Agreements. Registered warrants may or may not have a fixed maturity date. Registered warrants that have no fixed maturity date, and registered warrants that bear a maturity date but, for lack of Unapplied Moneys, were not paid at maturity, are paid, together with all interest due, when the Controller, with the approval of the PMIB, determines payment will be made. The State Controller then notifies the State Treasurer, who publishes a notice that the registered warrants in question are payable.

     As described under "CASH FLOW--2003 Revenue Anticipation Warrants" and "--Fiscal Year 2003-04 Revenue Anticipation Notes," if the State is required to obtain advances under the Forward Purchase Agreements to pay some or all of the 2003 Warrants (defined above) or draw on the Letters of Credit (defined above) to pay some or all of the 2003-04 RANs at maturity, or is otherwise unable to pay the 2003-04 RANs at maturity, the State will issue registered warrants without a maturity date to the Participants (defined above), Credit Banks (defined above) or Parity Note Purchasers (defined above), as applicable, bringing into effect the daily application of Unapplied Moneys in the General Fund described in the previous paragraph. The adverse results from issuing these registered warrants could include: (1) the State would be required by law to pay the registered warrants before issuing warrants that could be cashed immediately to persons or entities (e.g., suppliers and certain local governments) otherwise entitled to payments from the State General Fund, and the State's ability to manage its cash would therefore be limited; and (2) a default under the State's bank credit facilities backing the State's variable rate general obligation bonds and/or commercial paper notes (which would increase the State's borrowing costs and debt service payments).

REIMBURSEMENT WARRANTS

     In lieu of issuing individual registered warrants to numerous creditors, State law provides an alternative procedure whereby the Governor, upon request of the Controller, may authorize utilizing the General Cash Revolving Fund in the State Treasury to borrow from other State special funds to meet payments authorized by law. The Controller may then issue "reimbursement warrants" in the financial market at competitive bid to reimburse the General Cash Revolving Fund, thereby increasing cash resources for the General Fund to cover required payments. The General Cash Revolving Fund exists solely to facilitate the issuance of reimbursement warrants. Reimbursement warrants may have a fixed maturity date.

     The principal of and interest on reimbursement warrants must be paid by the Treasurer on their respective maturity dates from any Unapplied Money in the General Fund and available for such payment. In the event that Unapplied Money is not available for payment on the respective maturity dates of reimbursement warrants, and refunding warrants (see "--Refunding Warrants") have not been sold at such times as necessary to pay such reimbursement warrants, such reimbursement warrants will be paid, together with all interest due thereon (including interest accrued at the original interest rate after the maturity date), at such times as the Controller, with the approval of the PMIB, may determine.

     The State issued reimbursement warrants on several occasions in order to meet its cash needs during the period 1992-1994, when State revenues were severely reduced because of an economic recession. Facing renewed economic pressures, the State issued reimbursement warrants in June 2002 and in June 2003 (the 2003 Warrants). See "RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES," "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings," and "CASH FLOW--2003 Revenue Anticipation Warrants."

REFUNDING WARRANTS

     If there is not sufficient Unapplied Money in the General Fund to pay maturing reimbursement warrants, the Controller is authorized under State law, with the written approval of the Treasurer, to offer and sell a new issue of reimbursement warrants as refunding warrants to refund the prior, maturing reimbursement warrants. Proceeds of such refunding warrants must be used exclusively to repay the maturing warrants. In all other respects, refunding warrants have the same legal status and provisions as reimbursement warrants, as described above.

SOURCES OF TAX REVENUE

     The following is a summary of the State's major revenue sources. Further information on State revenues is contained under "CURRENT STATE BUDGET" and "STATE FINANCES--Recent Tax Receipts." See Table 4 entitled "Comparative Yield of State Taxes--All Funds, 1998-99 Through 2003-04" for a comparison, by amount received, of the sources of the State's tax revenue.

PERSONAL INCOME TAX

     The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (AMT), which is much like the federal AMT. The personal income tax structure is highly progressive. The State Franchise Tax Board estimated that the top 1 percent of taxpayers paid 39.5 percent of the total personal income tax in tax year 2001.

     Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, had become a larger component of personal income taxes over the last half of the 1990s. The increasing influence that these stock market-related income sources had on personal income tax revenues linked to the highly progressive structure added a significant dimension of volatility to personal income tax receipts. Just as the State's remarkable revenue growth was driven by stock market related gains, the dramatic decline that occurred in 2001-02 largely reflects the stock market's decline. The 2003 Budget Act estimates that capital gains realizations and stock options accounted for roughly 25 percent of General Fund tax revenues in 2000-01, which dropped to
8.5 percent in 2001-02, and will account for about 7 percent in 2002-03 and in 2003-04. See "CURRENT STATE BUDGET--Economic Assumptions."

SALES TAX

     The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The breakdown of the base state and local sales tax rate of 7.25 percent in 2003 is as follows:

- 5 percent is imposed as a State General Fund tax;

- 0.5 percent is dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

- 0.5 percent is dedicated to local governments for public safety services (Local Public Safety Fund);

- 1.25 percent is a local tax imposed under the Uniform Local Sales and Use Tax Law. Of that amount, 0.25 percent is dedicated to county transportation purposes, and 1 percent is for city and county general-purpose use.

Effective July 1, 2004, the 1 percent local sales and use tax rate for city and county general-purpose use will decrease to 0.5 percent. Representatives of several local governments have stated their intention to bring a legal action to contest the termination of this one-half cent of sales tax authority. Also on July 1, 2004, a new 0.5 percent sales and use tax for the State will be imposed. Revenues from the new sales and use tax will be deposited in the newly created Fiscal Recovery Fund created by Chapter 13, Statutes of 2003 (the legislation that authorizes the issuance of fiscal recovery bonds) and will be available for the payment of the fiscal recovery bonds proposed to be issued in 2003-04. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Fiscal Recovery Bonds" and "CURRENT STATE BUDGET--2003 Budget Act--Fiscal Recovery Bonds." The proposed issuance of fiscal recovery bonds is the subject of current litigation. See "LITIGATION--Bond-Related Matters."

Local entities will be allowed to keep property tax revenues that would normally have gone to schools, in the same amounts as their sales and use tax revenues were decreased.

     The new 0.5 percent State sales and use tax will end when the fiscal recovery bonds have been repaid, and the local 0.5 percent sales and use tax will be restored to 1 percent. The property tax shift will also end at that time.

     Effective July 1, 2004, the breakdown of the base state and local sales tax rate of 7.25 percent will be as follows:

     -    5 percent imposed as a State General Fund tax;

     - 0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

     - 0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

     - 0.75 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.50 percent for city and county general-purpose use;

     - 0.5 percent deposited in a special fund available to repay the State's fiscal recovery bonds (Fiscal Recovery Fund).

     Pursuant to prior law, 0.25 percent of a basic 5.00 percent State tax rate could be terminated upon certification by the Director of Finance by November 1 in any year that the balance in the budget reserve for two consecutive years exceeded 4 percent of General Fund revenues. The 0.25 percent rate would be reinstated if the Director of Finance subsequently determined that the reserve would not exceed 4 percent of General Fund revenues. Pursuant to this law, a
0.25 percent cut in the State sales tax occurred on January 1, 2001 but was reinstated on January 1, 2002.

     Legislation enacted as part of the 2001-02 annual budget revised this test to provide that 0.25 percent of the basic 5.00 percent State tax rate may be suspended in any calendar year beginning on and after January 1, 2002, upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve (excluding the revenues derived from the 1/4 cent sales and use tax rate) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 1/4 cent sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The reserve was not sufficient to trigger an additional year of reduction for calendar year 2002 or 2003. The 2003 Budget Act forecast estimates that the reserve level will again be insufficient to trigger a reduction for calendar year 2004. See "CURRENT STATE BUDGET--Summary of State Revenues and Expenditures" for a projection of the 2003-04 General Fund reserve.

CORPORATION TAX

Corporation tax revenues are derived from the following taxes:

1. The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3. The alternative minimum tax (AMT) is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4. A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

5.   Sub-Chapter S corporations are taxed at 1.5 percent of profits.

     Taxpayers with net operating losses (i.e., an excess of allowable deductions over gross income) are allowed to carry forward those losses for tax purposes and deduct a portion in subsequent years. Chapter 488, Statutes of 2002 (AB 2065), suspends the use of any carryover losses for the 2002 and 2003 tax years, but allows taxpayers to deduct those losses beginning in the 2004 tax year and extends the expiration date for those losses by two years. That Chapter also increases the percent of a taxpayer's net operating loss ("NOL") that can be carried forward from 65 percent to 100 percent beginning January 1, 2004, for NOLs generated after that date. About 85 percent of NOL is deducted from corporation taxes with the balance deducted from personal income tax.

INSURANCE TAX

     The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

ESTATE TAX; OTHER TAXES

     The California estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Reconciliation Act of 2001 phases out the federal estate tax by 2010. As part of this, the Act reduced the State pick-up tax by 25 percent in 2002, 50 percent in 2003, and 75 percent in 2004, and eliminates it beginning in 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the State's estate tax, unless future federal legislation is enacted to make the provisions permanent. See Table 4 entitled "Comparative Yield of State Taxes--All Funds, 1998-99 Through 2003-04."

     Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

SPECIAL FUND REVENUES

     The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise four categories of income:

     - Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

     - Charges for special services to specific functions, including such items as business and professional license fees.

     - Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

     - Motor vehicle related taxes and fees accounted for about 41 percent of all special fund revenues and transfers in 2001-02. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2001-02, $7.1 billion was derived from the ownership or operation of motor vehicles. This was 15 percent below the 2000-01 level. About $3.1 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners.

VEHICLE LICENSE FEE

     Vehicle license fees, over and above the costs of collection and refunds authorized by law, are constitutionally defined local revenues. Chapter 322, Statutes of 1998 ("Chapter 322"), established a vehicle license fee ("VLF") offset program, scheduled to be implemented in successive stages if General Fund revenues met certain targets. Pursuant to Chapter 322, vehicle license fees were reduced (offset) by 25 percent beginning January 1, 1999. Later legislation increased the offset to 35 percent for 2000 and the first half of calendar year 2001, and to 67.5 percent July 1, 2001.

     Under Chapter 322, a continuous appropriation from the General Fund "backfills" the vehicle license fee revenue that local governments would otherwise lose due to the fee reductions. Chapter 322 also provided that if there were insufficient General Fund moneys to fully backfill the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments are not disadvantaged. On June 20, 2003, it was determined that insufficient General Fund moneys were available to continue to fund any portion of the VLF offsets to local governments as of that date. Accordingly, the VLF paid by taxpayers returned on October 1, 2003, to the pre-1999 level of two percent of a vehicle's depreciated value and the State will not be obligated to make any offset payments from the General Fund in 2003-04. The suspension of the backfill of the VLF offset is estimated to reduce General Fund expenditures in 2003-04 by $4.2 billion.

     On July 1, 2003, the Howard Jarvis Taxpayers Association filed a lawsuit challenging the restoration of the VLF to 1998 levels. Until the case is decided, VLF will continue to be collected at the full two percent rate as authorized by statute. See "LITIGATION--Challenge to Discontinuation of Vehicle License Fee Offset."

TAXES ON TOBACCO PRODUCTS

     On November 8, 1988, voters approved Proposition 99, which imposed, as of January 1, 1989, a 25 cents per pack excise tax on cigarettes, and a new, equivalent excise tax on other tobacco products. The initiative requires that funds from this tax be allocated to anti-tobacco education and research, to indigent health services, and to environmental and recreation programs.

     Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87 cents per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco, and snuff at a rate equivalent to the tax increase on cigarettes. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund. There is litigation pending challenging the enactment of these taxes. See "LITIGATION--Tax Refund Cases."

     The State excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco product are earmarked as follows:

  1. Fifty cents of the per-pack tax on cigarettes, and the equivalent rate levied on non-cigarette tobacco products, are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

  2. Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

  3. Ten cents of the per-pack tax is allocated to the State's General Fund.

  4. The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

  The 2003 Budget Act proposes a tobacco products licensing requirement, which would also reduce overall tobacco tax evasion. The one time license application fee and per pack fee would generate one-time revenues of $22 million in 2003-04 that would be dedicated to a new Cigarette and Tobacco Products Compliance Fund. Reduced evasion associated with this licensure requirement is expected to generate $36 million ($4 million General Fund) in additional tobacco revenues during the implementation phase in 2003-04.

RECENT TAX RECEIPTS

The following table shows the trend of major General Fund and total taxes per capita and per $100 of personal income for the past five years and the current fiscal year.

                                     TABLE 3
                               RECENT TAX RECEIPTS

                                          TREND OF STATE                                 TAXES PER $100
                                        TAXES PER CAPITA(a)                            OF PERSONAL INCOME
-----------------------------------------------------------------------------------------------------------------
FISCAL YEAR                       GENERAL FUND             TOTAL              GENERAL FUND                 TOTAL
-----------------------------------------------------------------------------------------------------------------
1998-99                           $  1,771.02           $  2,121.72             $  6.25                   $  7.48
1999-00                              2,095.53              2,447.03                7.04                      8.22
2000-01                              2,223.15              2,589.79                6.88                      8.02
2001-02                              1,806.41              2,112.36                5.56                      6.50
2002-03(b)                           1,826.41              2,128.04                5.66                      6.60
2003-04(b)                           1,873.27              2,271.80                5.72                      6.93

(a) Data reflect population figures based on the 2000 Census.
(b) Estimated.

Source: State of California, Department of Finance.

     The following table gives the actual and estimated revenues by major source for the last five years and the current fiscal year. This table shows taxes which provide revenue both to the General Fund and State special funds.

                                     TABLE 4
                 COMPARATIVE YIELD OF STATE TAXES--ALL FUNDS
                             1998-99 THROUGH 2003-04
                            (MODIFIED ACCRUAL BASIS)
                             (THOUSANDS OF DOLLARS)

    YEAR                                                                         INHERITANCE,
   ENDING            SALES AND        PERSONAL                                    STATE AND
   JUNE 30             USE(a)          INCOME        CORPORATION    TOBACCO(b)      GIFT
---------------------------------------------------------------------------------------------
1999                 22,890,693      30,894,865       5,724,237       976,512      890,490
2000                 25,525,788      39,578,237       6,638,898     1,216,651      928,146
2001                 26,616,073      44,618,532       6,899,322     1,150,869      934,709
2002                 26,004,521      33,051,107       5,333,030     1,102,806      890,627
2003(e)              24,757,747(f)   32,442,000       6,700,011     1,068,200      694,800
2004(e)              26,063,712(f)   33,595,700       7,035,011     1,049,752      436,500

   YEAR                                                               MOTOR         MOTOR
  ENDING                              ALCOHOLIC         HORSE        VEHICLE       VEHICLE
  JUNE 30            INSURANCE        BEVERAGES         RACING       FUEL(c)       FEES(d)
---------------------------------------------------------------------------------------------
1999                 1,253,972         273,112          61,185      3,025,226     5,610,374
2000                 1,299,777         282,166          44,130      3,069,694     5,263,245
2001                 1,496,556         288,450          42,360      3,142,142     5,286,542
2002                 1,595,846         292,627          42,247      3,295,903     3,836,795
2003(e)              1,880,150         290,000          44,455      3,307,244     3,923,911
2004(e)              2,068,150         288,000          44,985      3,313,301     7,441,870

(a) Numbers include local tax revenue from the 0.5 percent rate increase enacted by Chapter 85, Statutes of 1991, for the State-local realignment program. The 0.5% rate is equivalent to about $2.3 to $2.5 billion per year. The figures also reflect a 0.25 percent reduction during calendar year 2001.

(b) Proposition 10 (November 1998) increased the cigarette tax to $0.87 per pack and added the equivalent of $1.00 tax to other tobacco products.

(c) Motor vehicle fuel tax (gasoline), use fuel tax (diesel and other fuels), and jet fuel.

(d) Registration and weight fees, motor vehicle license fees and other fees. Vehicle license fee values reflect a 25 percent reduction for 1999 from the 1998 rate of two percent of a vehicle's depreciated value; a 35 percent reduction from such rate for 2000 and the first half of 2001; a 67.5 percent reduction from such rate for the second half of 2001 through September 2003, and no reduction from such rate after September 2003. See "STATE FINANCES--Sources of Tax Revenue--Vehicle License Fee."

(e) Estimated.

(f) The figures do not include voter approved local revenue, the 0.50 percent Local Public Safety Fund revenue, the 1.0 percent local city and county operations revenue (Bradley-Burns), or the 0.25 percent county transportation funds revenue.

NOTE: This table shows taxes which provide revenue both to the General Fund and State special funds. Also, some revenue ources are dedicated to local governments. This accounts for differences between the information in this table and Table 11.

Source: Fiscal years 1998-99 through 2001-02: State of California, Office of the State Controller. Fiscal years 2002-03 and 2003-04: State of California, Department of Finance.

STATE EXPENDITURES

The following table summarizes the major categories of State expenditures, including both General Fund and special fund programs.

                                     TABLE 5
                             GOVERNMENTAL COST FUNDS
                                (BUDGETARY BASIS)
               SCHEDULE OF EXPENDITURES BY FUNCTION AND CHARACTER
                         FISCAL YEARS 1997-98 TO 2001-02
                                   (THOUSANDS)

                                                      1997-98         1998-99         1999-00         2000-01         2001-02
-------------------------------------------------------------------------------------------------------------------------------
Function
Legislative, Judicial, Executive
Legislative                                        $    209,690    $    219,814    $    232,323    $    262,370    $    265,312
Judicial                                                766,932       1,346,131       1,372,681       1,478,710       1,633,518
Executive                                               919,606         958,189       1,241,219       1,352,128       1,371,891
State and Consumer Services                             771,444         829,745         856,096         950,192       1,100,942
Business, Transportation and Housing
Business and Housing                                    136,558         136,893         156,499         601,053         240,237
Transportation                                        3,924,428       4,462,905       5,549,520       4,417,139       6,052,926
Technology, Trade and Commerce                           62,235         130,796         488,489         140,833          81,832
Resources                                             1,323,860       1,695,323       1,858,844       3,349,003       2,284,269
Environmental Protection                                605,584         600,060         689,678         869,539         993,144
Health and Human Services                            18,059,611      19,616,132      21,806,291      24,204,531      26,563,743
Correctional Programs                                 3,901,296       4,181,474       4,412,542       4,952,927       5,242,369
Education
Education-K through 12                               21,574,341      22,783,975      26,356,838      28,720,596      28,078,228
Higher Education                                      7,022,658       7,838,117       8,553,343       9,655,954       9,945,193
General Government
General Administration                                  764,615         859,703         982,923       1,294,587       2,475,564
Debt Service                                          1,979,211       1,988,176       2,072,960       2,270,649       2,432,942
Tax Relief                                              453,030         450,213       1,840,129       4,655,826       3,028,703
Shared Revenues                                       3,892,036       4,151,197       3,677,687       4,385,429       5,528,996
Brown vs. US Dept. of Health and Human Services                                                                          96,000
Other Statewide Expenditures                          1,373,823         891,070         580,307         635,475         476,170
Expenditure Adjustment for Encumbrances                (162,630)       (461,310)       (628,506)     (1,943,208)       (681,856)
Credits for Overhead Services by General Fund          (125,678)       (144,041)       (170,594)       (197,343)       (251,575)
Statewide Indirect Cost Recoveries                      (48,963)        (32,791)        (37,423)        (36,610)        (47,862)
Total                                              $ 67,403,687    $ 72,501,771    $ 81,891,846    $ 92,019,780    $ 96,910,686
Character
State Operations                                   $ 20,199,031    $ 21,092,849    $ 22,864,874    $ 24,850,286    $ 27,994,343
Local Assistance                                     46,666,925      50,734,442      58,369,828      66,087,018      67,993,721
Capital Outlay                                          537,731         674,480         657,144       1,082,476         922,622
Total                                              $ 67,403,687    $ 72,501,771    $ 81,891,846    $ 92,019,780    $ 96,910,686

Source: State of California, Office of the State Controller.

STATE APPROPRIATIONS LIMIT

     The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

     Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

     There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

     The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

     The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

     The following table shows the Appropriations Limit for 1999-00 through 2003-04. Because of the extraordinary surge of revenues in 1999-00, the State exceeded its Appropriations Limit by $975 million in that year. Since the excess revenues are calculated over a two-year period, there were no excess revenues for the combined 1999-00 and 2000-01 fiscal years.

     As of the release of the 2003 Budget Act, the Department of Finance projected the Appropriations Subject to Limit to be $16.902 billion and $13.207 billion under the Appropriations Limit in fiscal years 2002-03 and 2003-04, respectively.

TABLE 6

                           STATE APPROPRIATIONS LIMIT
                                   (MILLIONS)

                                                                  FISCAL YEARS
                                     1999-00         2000-01         2001-02         2002-03         2003-04
                                  -----------------------------------------------------------------------------
State Appropriations Limit        $     50,673    $     54,073    $     59,318    $     59,591     $     61,702
Appropriations Subject to Limit        (51,648)        (51,648)        (42,240)        (42,689)*        (48,495)*
Amount (Over)/Under Limit         $       (975)   $      2,425    $     17,078    $     16,902*    $     13,207*

* Estimated/Projected.

Source:  State of California, Department of Finance.

PROPOSITION 98

     On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which replaces Test 1 and Test 2 in any year the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a "credit" (called the "maintenance factor") to schools and the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 98 implementing legislation adopted prior to the end of the 1988-89 fiscal year determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

     The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. See "CURRENT STATE BUDGET--2003 Budget Act--Fiscal Recovery Bonds" for a discussion of the impact of the 2003 Budget Act on the level of local property taxes available for Proposition 98 funding.

     Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs. This is true regardless of whether the year in question is a Test 1, Test 2, or Test 3 year.

     Proposition 98 permits the Legislature, by two-thirds vote of both houses with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. The difference between the funding level provided pursuant to such suspension and the minimum guarantee otherwise applicable for such fiscal year must be repaid in future fiscal years. Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools. See "STATE FINANCES--State Appropriations Limit."

     The State's emphasis on improving education resources has resulted in estimated K-12 spending of $6,624 and $6,887 per-pupil in fiscal years 2002-03 and 2003-04, respectively. These amounts are 52 percent and 58 percent above the 1994-95 level of $4,351 per pupil.

     Total revenues (General Fund subject to the State Appropriations Limit ("SAL") and local property taxes) have increased significantly since 1994-95. The projected level of General Fund SAL revenue for 2002-03 was $65.036 billion. The revised 2002-03 Proposition 98 appropriations of $29.3 billion reflect a deferral of $1.820 billion to be reappropriated in 2003-04.

     The General Fund SAL revenue projection for 2003-04 exceeds the revised 2002-03 estimates by approximately $2.353 billion. The General Fund share of the guarantee Proposition 98 will increase approximately $415.3 million, from $29.4 billion in 2002-03 to $29.8 billion in 2003-04. The 2003 Budget Act proposes Proposition 98 funding at $215.2 million above the minimum, with enrollment growth for general apportionments and special education fully funded and total K-14 education funding of approximately $45.7 billion ($6,887 per K-12 pupil), an increase of 4.0 percent per pupil compared to the revised 2002-03 level. Total 2003-04 Proposition 98 appropriations of $30.0 billion reflect the permanent deferral of $1.087 billion. See "CURRENT STATE BUDGET" for further discussion of education funding.

LOCAL GOVERNMENTS

     The primary units of local government in California are the counties, which range in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIIIA to the State Constitution, ("Proposition 13") was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

     In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties. See "STATE FINANCES--Sources of Tax Revenue--Sales Tax" and "CURRENT STATE BUDGET--2003 Budget Act--Fiscal Recovery Bonds" for a discussion of the impact of the 2003 Budget Act on local sales taxes. The 2002 Budget Act expanded such transfers to include community redevelopment agencies, which were not included in the original transfers. These agencies paid $75 million to schools in 2002-03. The 2003 Budget Act increases this payment to $135 million in 2003-04 only. The 2003 Budget Act and related legislation continue to provide significant assistance to local governments, including $238.2 million for various local public safety programs. This amount includes $100 million for the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement, $100 million for county juvenile justice and crime prevention programs, and $38.2 million for reimbursement of jail booking fees. The 2003 Budget Act also provides $40.15 million for open space subvention reimbursements to cities and counties.

     A program to offset a portion of the vehicle license fees ("VLF") paid by vehicle owners was established in 1998. See "Sources of Tax Revenue--Vehicle License Fee." This offset provided tax relief of $3.985 billion in 2002-03. Since 1999, the General Fund has backfilled the offset so that the tax relief did not result in a revenue loss to local governments. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully backfill the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments are not disadvantaged. On June 20, 2003, it was determined that insufficient General Fund moneys were available to continue to fund any portion of the VLF offsets to local governments as of that date. Accordingly, the VLF paid by taxpayers returned on October 1, 2003 to the pre-1999 level and the State will not be obligated to make any offset payments from the General Fund in 2003-04. This action will reduce General Fund expenditures by about $4.2 billion in fiscal year 2003-04 and result in a reduction of approximately $825 million in transfers to local governments to cover the period of time needed for the Department of Motor Vehicles to phase out the offset from vehicle registration bills. The 2003 Budget Act and related legislation require the State to repay the $825 million VLF "gap" loss to local governments no later than August 15, 2006. However, the Legislature failed to approve legislation that would also advance up to $40 million of the $825 million VLF "gap" loss for those local governments that are disproportionately affected by this reduction. The 2003 Budget Act also increases the portion of VLF revenues that are dedicated to State-local realignment programs in 2003-04 so that those programs are held harmless from the VLF "gap" loss. A case has been filed challenging the restoration of the VLF. See "LITIGATION--Challenge to Discontinuation of Vehicle License Fee Offset."

     Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. This resulted in decreasing the county contribution for court operations by $415 million and allowed cities to retain $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.9 billion in State resources and $475 million in resources from the counties in 2003-04.

     The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform"). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, with costs for administrative and supportive services capped at the 1996-97 levels. As noted above, counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties are still required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

WELFARE REFORM

     The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the "Law") fundamentally reformed the nation's welfare system. The Law includes provisions to: (i) convert Aid to Families with Dependent Children ("AFDC"), an entitlement program, to Temporary Assistance for Needy Families ("TANF"), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through March 31, 2004.

     Chapter 270, Statutes of 1997, embodies California's response to the federal welfare reforms. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

     Welfare caseloads have declined considerably with the implementation of the CalWORKs program. The 2003-04 CalWORKs caseload is projected to be 466,000, down from 480,000 cases in 2002-03. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in 1994-95.

     In 2003-04, California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county maintenance of effort ("MOE") requirement. In an effort to keep program expenditures within the TANF Block Grant and TANF MOE amounts, the 2003 Budget Act suspends the October 2003 statutory cost-of-living adjustment for cash grants.

     The 2003 Budget Act includes a one-time augmentation of $191.9 million for employment services to enable recipients to leave aid and become self sufficient. The 2003 Budget Act includes total CalWORKs-related expenditures of $6.9 billion for 2003-04, including child care transfer amounts for the Department of Education and the State's general TANF reserve. The 2003 Budget Act also includes a TANF reserve of $175.3 million, which is available for unanticipated needs in any program for which TANF Block Grant funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs. This reserve may be needed for such pressures as litigation or the cost of increased participation rate requirements that have been proposed at the federal level with the reauthorization of the TANF program.

     Authorization for the TANF program currently ends March 31, 2004 (having been extended several times from its original September 30, 2002 expiration date). For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. Although reauthorization could simply involve extending the funding period, it is more likely that Congress and the President will consider several key policy changes. It is unknown at this time how California's TANF funding will be affected by reauthorization.

PENSION TRUSTS

     The pension contribution liability for the three principal retirement systems in which the State participates, the California Public Employees' Retirement System ("CalPERS"), the California State Teachers' Retirement System ("CalSTRS") and the University of California Retirement System ("UCRS"), is included in the financial statements of the State and described in Note 20 to the Audited Annual Financial Statements of the State of California for the year ended June 30, 2002 (the "Audited Financial Statements"), incorporated by reference in this APPENDIX A. See "FINANCIAL STATEMENTS."

     The three largest defined benefit retirement plans contained in the retirement systems and the State's share of the excess of the actuarial value of assets over the actuarial accrued liability or unfunded actuarial accrued liability of those plans at June 30, 2002 (June 30, 2001, for CalSTRS) was reported to be as follows:

                                     TABLE 7
                         STATE SHARE OF ACTUARIAL VALUE

                                                              EXCESS OF ACTUARIAL VALUE OF ASSETS OVER
                                                                    ACTUARIAL ACCRUED LIABILITIES
NAME OF PLAN                                                   (UNFUNDED ACTUARIAL ACCRUED LIABILITY)
------------------------------------------------------------------------------------------------------
Public Employees' Retirement Fund (CalPERS)                             $  (6.653) billion
State Teachers' Retirement Fund Defined Benefit
Program (CalSTRS)                                                          (2.227) billion
University of California Retirement Plan                                   11.549 billion

     The actuarial information for CalSTRS for the year ended June 30, 2002, is not yet available, as that information is updated on a two-year cycle. However, according to CalSTRS, its investment portfolio market value as of July 31, 2002, was $92,599,000,000, compared to $102,975,000,000 as of July 31, 2001. The
CalPERS reports that its investment portfolio market value as of July 31, 2002, was $135,500,000,000, compared to $155,300,000,000 as of July 31, 2001. These declines in investment portfolio value will adversely affect the foregoing data when new actuarial calculations are made later in 2003.

     The State's contribution to the CalPERS and the UC Retirement System are actuarially determined each year, while the State's contribution to the CalSTRS is established by statute and is currently 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. The following table shows the State's contributions to CalPERS for fiscal years 1997-98 through 2003-04:

                                     TABLE 8
                          STATE CONTRIBUTION TO CALPERS
                         FISCAL YEARS 1997-98 TO 2003-04

1997-98                                                                 $    1,223,000,000
1998-99                                                                        766,100,000
1999-00                                                                        463,600,000
2000-01                                                                        156,700,000
2001-02                                                                        677,200,000
2002-03                                                                      1,190,000,000
2003-04                                                                      2,213,000,000

Due to investment losses and increased retirement benefits, the State contribution to the CalPERS has increased from $156.7 million in 2000-01 to $2.213 billion in 2003-04.

     The State plans to issue pension obligation bonds to fund approximately $1.355 billion of the State's 2003-04 retirement obligation to CalPERS and the principal on such bonds would be repaid over five years starting in fiscal year 2004-05. The pension obligation bonds may not be issued or the amount of bonds may be reduced due to a trial court ruling declining to validate the pension obligation bonds. See "LITIGATION--Bond-Related Matters" and "CURRENT STATE BUDGET--2003 Budget Act."

     Details concerning the three largest plans and information concerning the other plans contained in the retirement systems are included in Note 20 to the Audited Financial Statements. See "FINANCIAL STATEMENTS."

REPAYMENT OF ENERGY LOANS

     The Department of Water Resources of the State ("DWR") borrowed $6.1 billion from the General Fund of the State for DWR's power supply program between January and June 2001. DWR issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million. Issuance of the DWR revenue bonds had been delayed since mid-2001 by a number of factors, including administrative and legal challenges.

     The loans from the General Fund and the banks and commercial lenders financed DWR's power supply program costs during 2001 exceeded DWR's revenues from the sale of electricity. Since that time, the power supply program has become self-supporting, and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the IOUs resumed responsibility for obtaining electricity for their customers.

     The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the "IOUs") the portion of their power not provided by the IOUs. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

TOBACCO LITIGATION SETTLEMENT

     In 1998 the State (together with 45 other states and certain U.S. jurisdictions) signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages arising from the use of or exposure to tobacco products. Cigarette manufacturers agreed to billions of dollars in payments and restrictions on marketing activities. Under the settlement agreement, the cigarette manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, approved by the court, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the manufacturers' payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain "Previously Settled States" and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

     During fiscal year 2001-02, the General Fund received $478 million in settlement payments. Of that amount, $76 million was deposited in the General Fund and $402 million was deposited into a special fund to pay certain health care costs. During fiscal year 2002-03, the General Fund received $474 million, all of which was deposited in the special fund.

     Chapter 414, Statutes of 2002, as amended, allows the issuance of revenue bonds to generate $5.0 billion for the General Fund secured by the tobacco settlement revenues received by the State beginning in the 2003-04 fiscal year. An initial sale of 56.57% of the State's tobacco settlement revenues from July 1, 2003, onward, producing $2.5 billion in proceeds was completed in January 2003. A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Enhanced Tobacco Settlement Revenue Bonds."

INVESTMENT OF FUNDS

Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account (the "PMIA"). As of September 30, 2003, the PMIA held approximately $32.5 billion of State moneys, and $21.2 billion invested for about 2,903 local governmental entities through the Local Agency Investment Fund ("LAIF"). The assets of the PMIA as of September 30, 2003, are shown in the following table:

                                     TABLE 9
           ANALYSIS OF THE POOLED MONEY INVESTMENT ACCOUNT PORTFOLIO*

TYPE OF SECURITY                      AMOUNT (MILLIONS)   PERCENT OF TOTAL
--------------------------------------------------------------------------
U.S. Treasury Bills and Notes            $   9,236              17.2%
Commercial Paper (corporate)                10,185              19.0
Certificates of Deposits                     6,545              12.2
Corporate Bonds                              2,205               4.1
Federal Agency Securities                   12,806              23.8
Bankers Acceptances                              -                 -
Bank Notes                                     250               0.5
Loans Per Government Code                    6,781              12.6
Time Deposits                                5,694              10.6
Repurchases                                      -                 -
Reverse Repurchases                              -                 -
                                         $  53,702             100.0%

* Totals may differ due to rounding.

Source: State of California, Office of the Treasurer.

     The State's treasury operations are managed in compliance with the California Government Code and according to a statement of investment policy which sets forth permitted investment vehicles, liquidity parameters and maximum maturity of investments. The PMIA operates with the oversight of the PMIB. The LAIF portion of the PMIA operates with the oversight of the Local Agency Investment Advisory Board (consisting of the State Treasurer and four other appointed members).

     The Treasurer does not invest in leveraged products or inverse floating rate securities. The investment policy permits the use of reverse repurchase agreements subject to limits of no more than 10 percent of the PMIA. All reverse repurchase agreements are cash matched either to the maturity of the reinvestment or an adequately positive cash flow date which is approximate to the maturity of the reinvestment.

     The average life of the investment portfolio of the PMIA as of September 30, 2003, was 214 days.

                               THE BUDGET PROCESS

GENERAL

     The State's fiscal year begins on July 1 and ends on June 30 of the following year. The State operates on a budget basis, using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

     The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

     Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature, although initiatives are pending to reduce this to a 55% vote. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

     Appropriations also may be included in legislation other than the Budget Act. Except as noted in the previous paragraph and in the next sentence, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing appropriations for K-12 schools or community colleges ("K-14 education") only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.

     Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

CONSTRAINTS ON THE BUDGET PROCESS

     Over the years, a number of laws and constitutional amendments have been enacted, often from voter initiatives, which make it more difficult to raise State taxes, or restrict the use of State General Fund or special fund revenues, or otherwise limit the Legislature and Governor's discretion in enacting budgets. Prior examples of provisions that make it more difficult to raise taxes include Proposition 13, which, among other provisions, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be enacted by a two-thirds vote in each house of the Legislature. Prior examples of provisions restricting the use of General Fund revenue are Proposition 98, which mandates a minimum percentage of General Fund revenues to be spent on local education, and Proposition 10, which raised taxes on tobacco products but mandated how the additional revenues would be expended. See "STATE FINANCES--Proposition 98" and "--Sources of Tax Revenue--Taxes on Tobacco Products."

     An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters on November 5, 2002, and will require the State to expand funding for before and after school programs in the State's public elementary and middle schools. Beginning with fiscal year 2004-05 and in the first year that non-Proposition 98 appropriations exceed the base level by $1.5 billion, the initiative will require the State to appropriate up to $550 million annually, depending on the amount above the trigger level. (The initiative defines the base level as the fiscal year during the period July 1, 2000, through June 30, 2004, for which the State's non-guaranteed General Fund appropriations are the highest as compared to any other fiscal year during that period. Using final 2003 Budget Act data from August 2003, the 2003-04 fiscal year is the base year.) Based upon non-Proposition 98 General Fund appropriations in the 2003 Budget Act, the initiative is unlikely to require implementation of the funding increase in 2004-05. By comparison, the 2003 Budget Act includes about $121.6 million for these after school programs, $428.4 million below the amount which the initiative would require if the full funding increase were in effect.

                           PRIOR FISCAL YEARS' BUDGETS

     Following a severe recession in the early 1990s, the State's financial condition improved markedly starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures. The State ended the 1999-00 fiscal year with an $8.9 billion budget reserve.

2000 BUDGET ACT

     The 2000 Budget Act, signed by Governor Davis on June 30, 2000, assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-00, and reflected the use of $5.5 billion from the SFEU. About $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments. Because of the State's strong cash position, the Davis Administration did not undertake a revenue anticipation note borrowing in 2000-01.

     The 2003-04 Governor's Budget reported that final fiscal year 2000-01 expenditures were $78.0 billion, about $2.0 billion below the 2001 Budget Act estimates, and revenues were $71.4 billion. The 2002-03 Governor's Budget reported that the June 30, 2001 SFEU balance, the budget reserve, was approximately $1.3 billion. This figure recognized the disbursement prior to June 30, 2001, of about $6.2 billion from the General Fund to make loans for the DWR power supply program. See "STATE FINANCES--Repayment of Energy Loans." At the time of enactment of the 2001 Budget Act, the Department of Finance had estimated the June 30, 2001 balance in the SFEU at $6.3 billion, but without recognition of the loans as an expenditure for budget purposes.

2001 BUDGET ACT

     The 2001 Budget Act (for fiscal year 2001-02) was signed by Governor Davis on July 26, 2001. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. It was expected that this could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest. See "STATE FINANCES--Repayment of Energy Loans."

     The final estimate of fiscal year 2001-02 revenues and expenditures, included in the 2003-04 Governor's Budget in January 2003, showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the DWR power revenue bonds past June 30, 2002, resulted in a substantial budgetary deficit and cash flow difficulties. The Department of Finance estimates that, on a budgetary basis, the General Fund had a $2.1 billion deficit at June 30, 2002. See "RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES," "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings" and "CURRENT STATE BUDGET--Summary of State Revenues and Expenditures."

     Within a few months after the start of the 2001-02 fiscal year, the Davis Administration recognized that economic growth and stock market levels were not meeting projections, and that revenues were falling below projections. Accordingly, Governor Davis imposed an immediate spending freeze for many State agencies in November 2001, and the Legislature approved spending reductions and deferrals totaling $2.3 billion for the 2001-02 fiscal year in January 2002. Despite these steps, as noted above, the State ended the fiscal year with $2.1 billion negative fund balance.

     The 2001 Budget Act as initially enacted included Proposition 98 per-pupil spending increases of 4.9 percent. Total General Fund spending of $32.4 billion for K-12 education fully funded enrollment and cost of living increases and also provided additional funding for a number of programs. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Health and human services generally were fully funded for anticipated caseload growth. Funding for many of these programs was subsequently reduced as a result of the mid-year corrections noted above.

     The 2001 Budget Act altered the six-year transportation funding plan started in the 2000-01 fiscal year. The Legislature postponed for two years the transfer from the General Fund of $2.5 billion of sales taxes on gasoline to support transportation programs. To allow all current projects to remain on schedule through 2002-03, the Legislature authorized certain internal loans from other transportation accounts. The 2003 Budget Act also partially suspends the transfer of gasoline sales taxes out of the General Fund in 2003-04. Proposition 42, a constitutional amendment approved in March of 2002, made permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes.

2002 BUDGET ACT

     The 2002-03 Governor's Budget, released on January 10, 2002 (the "2002-03 Governor's Budget"), projected a decline in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, which include stock option and capital gains realizations, were particularly affected by the slowing economy and stock market decline. As a result, the Davis Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion. The May Revision to the 2002-03 Governor's Budget projected further deterioration in revenues and additional costs, increasing the two year budget gap to $23.6 billion.

     The 2002 Budget Act was signed by Governor Davis on September 5, 2002. The 2002 Budget Act addressed the $23.6 billion gap between expenditures and resources through a combination of program reductions, interfund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes.

     Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

     In late November 2002, Governor Davis directed State agencies to take immediate action to reduce any non-critical or non-essential activities by not filling any vacant positions; to cancel, postpone or amend contracts, grants, purchase orders and similar commitments; to eliminate additional non-essential vacant positions; to delay construction or signing of new leases for space; to cancel or postpone non-essential trips; and to generate new proposals for current year program reductions. In December 2002, Governor Davis released proposals for immediate action to reduce the projected two-year budget gap by about $10.2 billion ($5.5 billion for 2002-03). Governor Davis requested action on these proposals early in 2003 in order to maximize savings in the 2002-03 fiscal year. The Legislature passed budget adjustment legislation in March and April 2003, totaling about $10.4 billion in spending reductions, deferrals and funding transfers ($5.1 billion for 2002-03 and $5.3 billion for 2003-04). The largest part of the reductions (including a $1.1 billion deferral into the 2003-04 fiscal year) were for K-12 education funding. The spending reductions reflected the enactment of legislation in May 2003 permitting the sale of about $1.9 billion of pension obligation bonds to fund the State's 2003-04 payments to the Public Employees' Retirement System. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds" and "CURRENT STATE BUDGET--2003 Budget Act." However, the issuance of the pension obligation bonds may be delayed or cancelled for the 2003-04 fiscal year due to a trial court ruling declining to validate the pension obligation bonds. See "LITIGATION--Bond-Related Matters."

     In January, 2003, the State General Fund received $2.5 billion from the first sale of the State's portion of future receipt of payments from tobacco companies from the settlement of litigation against the tobacco companies. The second sale, which raised $2.264 billion for the General Fund, was completed in September 2003.

                              CURRENT STATE BUDGET

     The discussion below of the fiscal year 2003-04 budget and the table under "Summary of State Revenues and Expenditures" are based on estimates and projections of revenues and expenditures for the current fiscal year and future fiscal years and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved. See "RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES" and "CURRENT STATE BUDGET--Revenue and Expenditure Assumptions."

BACKGROUND.

     The 2003-04 Governor's Budget, released on January 10, 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues. The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in 2002-03 and 2003-04 respectively. The 2003-04 Governor's Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

     The 2003-04 Governor's Budget proposed to close the $34.6 billion budget shortfall with expenditure reductions including the reduction of the vehicle license fee backfill to cities and counties, the "realignment" or shift of responsibility for certain health and welfare programs to cities and counties to be supported by increased sales tax, personal income tax and cigarette tax increases, fund shifts from the General Fund, revenues from the renegotiation of compacts with Indian tribes, and loans and borrowings (including a pension obligation bond issue to pay all or a portion of the 2003-04 retirement obligation for certain state retirement systems).

     On May 14, 2003, Governor Davis released the May Revision to the 2003-04 Governor's Budget (the "May Revision"). The May Revision reduced the revenue estimate for 2002-03 to $70.8 billion from the 2003-04 Governor's Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. As a result principally of the loss of the tobacco securitization proceeds, together with the lost opportunities for savings because of legislative action in lower amounts than requested by Governor Davis, and higher than expected caseloads/populations for certain health and social services and correctional programs and required school payments, the May Revision estimated the budget gap for 2002-03 and 2003-04 increased from $34.6 billion to $38.2 billion.

     Governor Davis made a number of fundamental changes in the May Revision from his earlier budget proposals. In summary, in the May Revision, Governor Davis proposed to address the budget shortfalls in three phases: (1) eliminate an estimated $10.675 billion budget deficit accumulated through June 30, 2003 (after accounting for $5.1 billion of budget adjustments enacted in March and April 2003), by issuing fiscal recovery bonds to be repaid from a temporary one-half cent increase in the State sales tax, (2) balance the fiscal year 2003-04 budget with a combination of measures ($5.3 billion of which were approved by the Legislature in March and April) including expenditure cuts, fund shifts, transfers, loans, and the transfer ("realignment") of certain health and social services programs from the State to counties, and (3) pursue legislative action during the balance of the 2003 Legislative session to enact structural reforms that would eliminate an estimated $7.9 billion remaining funding gap for the 2004-05 fiscal year.

2003 BUDGET ACT

     After months of negotiation between Governor Davis and the Legislature, the 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003, after vetoing $47 million ($1 million General Fund and $46 million bond funds). The 2003 Budget Act largely reflected the proposals contained in the May Revision to the 2003-04 Budget, including the issuance of "fiscal recovery bonds" to address the estimated $10.675 billion budget deficit accumulated through June 30, 2003. See "LITIGATION--Bond-Related Matters." The 2003 Budget Act rejected the proposed "realignment" of certain health and social services programs (to be funded from $1.7 billion of personal and tobacco tax increases), and, instead, increased reliance upon fund shifts and transfers and additional (non-tax) revenues sources, as described below.

     Under the 2003 Budget Act, General Fund revenues are projected to increase
3.3 percent, from $70.9 billion in 2002-03 to $73.3 billion in 2003-04. The revenue projections incorporate a 4 percent increase in State tax revenues (as projected by the LAO's office), reflecting a correspondingly moderate growth in the State's economy and the State Department of Finance believes such forecast is reasonable. See "Economic Assumptions" below. Significant items of non-tax revenue are described below under "Addressing the $38.2 Billion Shortfall."

     General Fund expenditures are estimated to drop 9 percent from $78.1 billion in 2002-03 to $71.1 billion in 2003-04. Most of this decline can be explained by four factors:

     (1) the suspension of vehicle license fee backfill payments to local governments, which is estimated to result in $4.2 billion of savings in 2003-04. See "STATE FINANCES-Local Governments." In addition, the administrative action which suspended the vehicle license fee offsets has been challenged in court. See "STATE FINANCES--Sources of Tax Revenues--Vehicle License Fee," "Local Governments" and "LITIGATION--Challenge to Discontinuation of Vehicle License Fee Offset";

     (2) approximately $1.8 billion of federal funds under the federal Jobs and Growth Tax Relief Reconciliation Act of 2003 to cover State costs in 2003-04. (In comparison, approximately $321 million of such federal funds was received in 2002-03.) Approximately $694 million will be used to offset Medi-Cal costs in 2003-04, and the remainder will be used to cover other critical State program spending. These new federal funds are not expected to be available in 2004-05 and beyond;

     (3) the receipt of $1.9 billion of pension obligation bond proceeds to cover all of the State's quarterly contributions to CalPERS for 2003-04, which would reduce General Fund expenditures by $900 million and increase revenues by $1 billion. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds." Delays caused by litigation contesting the issuance of such bonds have reduced the anticipated size of the bond proceeds to be derived from such issuance to $1.355 billion. See "LITIGATION--Bond-Related Matters." The next quarterly estimated $553 million CalPERS contribution is due on January 2, 2004. It is possible that, even if the State prevails in the litigation, delays could further reduce the size of, or eliminate the issuance of any of the pension bonds in fiscal year 2003-04, requiring further mitigation measures by the State in order to maintain the estimated budget reserve; and

     (4) a one-time shift of Medi-Cal accounting from accrual to cash basis ($930 million).

     In the LAO's Budget Analysis, dated August 1, 2003, the LAO concluded that, absent the above-described factors, underlying spending for 2002-03 and 2003-04 would be roughly equal. Moreover, the LAO concluded that "the 2003-04 spending level is considerably less than what would be required to maintain "baseline spending" for the [2003-04 fiscal] year." The LAO defines "baseline spending" to include spending requirements imposed by existing law, policies and State mandates at the beginning of the fiscal year.

     The June 30, 2004 reserve is projected in the Budget to be just over $2 billion. This reflects the elimination of the $10.675 billion accumulated deficit through June 30, 2003, through the issuance of the fiscal recovery bonds. See "CURRENT STATE BUDGET--2003 Budget Act--Fiscal Recovery Bonds" below. However, the proposed issuance of the fiscal recovery bonds is the subject of current litigation. See "LITIGATION--Bond-Related Matters." The Legislative Analyst's Office has predicted that additional legislative action will be required in fiscal year 2004-05 to eliminate an estimated $7.9 billion remaining funding gap by the end of 2004-05. See "CURRENT STATE BUDGET--2003 Budget Act--Continuing 'Structural Deficit.'"

ADDRESSING THE $38.2 BILLION SHORTFALL

     In May 2003, Governor Davis projected that, without further corrective action, the State would face an estimated $38.2 billion shortfall for fiscal years 2002-03 and 2003-04 combined. This estimate was based on the expenditure levels as required by the Constitution and State law, mandated by the federal government, or ordered by the courts, and accounted for scheduled cost of living adjustments, as well as increases due, among other things, to enrollment, caseload and population growth. Approximately

$10.4 billion of this shortfall was addressed through legislative action taken in March and April 2003 ($5.1 billion for fiscal year 2002-03 and $5.3 billion for fiscal year 2003-04). The remainder of the shortfall is addressed through the issuance of fiscal recovery bonds which are expected to generate proceeds in the amount of approximately $10.7 billion in 2003-04 and other solutions contained in the 2003 Budget Act. Absent the corrective measures contained in the 2003 Budget Act and described below, the State was projected to expend $90.9 billion in 2003-04 rather than the budgeted $71.1 billion. Set forth below is a summary of the expenditure cuts and savings, fund shifts, new revenues, loans and borrowing, and the fiscal recovery bond financing incorporated into the 2003 Budget Act described above. These amounts include the effects of the legislative action taken in March and April 2003.

                                 2003 BUDGET ACT
                  ADDRESSING THE $38.2 BILLION BUDGET SHORTFALL
                              (DOLLARS IN MILLIONS)

CATEGORY                                       AMOUNT       PERCENT OF SOLUTION
-------------------------------------------------------------------------------
Cuts/Savings                                 $ 17,589.6             44.6%
Fund Shifts                                     4,357.0             11.1%
Tobacco Securitization and
Other Revenues                                  4,466.3             11.3%
Pension Obligation Bonds and Interfund
Loans                                           2,326.2              5.9%
Fiscal Recovery Bonds                          10,675.4             27.1%

Totals                                       $ 39,414.5*           100.0%

Note: Numbers may not add due to rounding.

* Reflects projected General Fund reserve balance of $2.2 billion at year end.

EXPENDITURE CUTS/SAVINGS.

     Expenditure cuts/savings total $17.6 billion ($2.1 billion in 2002-03 and $15.5 billion in 2003-04), including the following major items:

     -    VLF backfill suspension ($4.2 billion), as described above.

     - Employee compensation reductions and the abolishment of 16,000 permanent positions to be implemented through collective argaining ($585 million from the General Fund and a total of $1.1 billion from all funds).

     - Change Medi-Cal accounting from accrual to cash basis ($930 million), as described above.

     - Partial suspension of transfer of gasoline sales tax revenue to Transportation Investment Fund to be repaid with interest by June 30, 2009 ($856 million).

     - Community Redevelopment Agency Transfer to the Educational Revenue Augmentation Fund ($135 million).

     - $3.1 billion in K-12 Education programs, including program cuts ($1.2 billion), elimination of COLAs ($800 million) and permanent Proposition 98 deferrals ($1.087 billion).

     - $1.186 billion in Higher Education Programs, including University of California ($484 million), California State University ($409 million) and California Community Colleges ($293 million), some of which will be offset by higher fees.

     -    Deferral of a loan repayment from Caltrans ($500 million).

     - Defer funding of mandate deficiencies and new mandate costs ($870 million) and reduce non-Proposition 98 mandates ($769 million).

     -    Eliminate equalization funding for revenue limits ($250 million).

     - Reductions in payments for retired teachers purchasing power maintenance, which the State is obligated to restore if purchasing power is not maintained at the 80 percent level through 2036 ($500 million). See, "LITIGATION - Challenge Seeking Payment to Teacher's Retirement Board."

FUND SHIFTS

     Fund shifts from the General Fund to other fund sources total $4.3 billion ($1.0 billion in 2002-03 and $3.3 billion in 2003-04), including the receipt of approximately $2.2 billion of new federal funds under the federal Jobs and Growth Tax Relief Reconciliation Act of 2003 (as described above), $355 million in new fees to offset General Fund costs, $492 million from shifts to Proposition 98 reversion account, $200 million for community colleges spending deferral, $220 million for healthy families costs funded out of tobacco settlement funds to offset additional costs, $143 million shift to federal funds, and $700 million in other fund shifts.

OTHER REVENUES

     Other revenues total $4.5 billion ($0.3 billion in 2003-03 and $4.2 billion in 2003-04), including approximately $2 billion of proceeds from the tobacco settlement bonds; $680 million additional revenues resulting from renegotiation of compact agreements between Indian tribes and the State (still in progress); $756 million from the adoption of the higher revenues estimates as projected by the Legislative Analyst's Office; $289 million for fees; $112 million for additional unclaimed property revenues; $110 million for additional revenues from property sales and $598 million for other revenue increases and transfers.

LOANS/BORROWINGS

     Loans/Borrowings total $2.3 billion in 2003-04. This includes $1.9 billion in proceeds from the proposed issuance of pension obligation bonds (see "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds" and
"LITIGATION--Bond-Related Matters") and $400 million in loans from other various funds and accounts.

FISCAL RECOVERY BONDS

     The California Fiscal Recovery Financing Act authorizes the issuance of fiscal recovery bonds to eliminate the estimated $10.675 billion accumulated deficit through June 30, 2003. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Fiscal Recovery Bonds." This is the largest and most critical component of the 2003 Budget Act. The State plans to issue the fiscal recovery bonds in February and April of 2004. However, the issuance of the fiscal recovery bonds is the subject of current litigation. See "LITIGATION--Bond-Related Matters."

     In the event that litigation materially delays or prevents the issuance of the fiscal recovery bonds, the size of the remaining shortfall would most certainly exceed the amount of discretionary spending within the 2003 Budget Act which could be cut to address the shortfall. The resulting shortfall would also cause a cash shortfall. The State would almost certainly be required to substantially reduce 2003-04 spending, raise taxes and/or incur other short term or long term borrowings, to the extent legally feasible and to the extent the State had continued access to the capital markets. The State expects to take all steps necessary to continue to have access to the short-term and long-term credit markets. The State might also be required to issue registered warrants if it requests an advance under the Forward Purchase Agreements, draws on the Letters of Credit or is otherwise unable to pay principal and interest on the 2003-04 RANs at maturity. Issuance of such registered warrants would further restrict the State's cash flow options. See "CASH FLOW--2003 Revenue Anticipation Warrants" and "--Fiscal Year 2003-04 Revenue Anticipation Notes."

     The Fiscal Recovery Bond Fund, the fund from which appropriations to pay the fiscal recovery bonds may be made by future Legislatures, will be financed by a temporary increase in the State's sales tax. Simultaneously with the temporary increase in the State's sales tax, the local sales tax authorization under State law will be reduced by one-half cent, and local governments' share of local property tax will be increased by a like amount. See "STATE FINANCES--Sources of Tax Revenue--Sales Tax." While this reduces the amount of property tax going to schools, Proposition 98 requires that the State make certain minimum payments to schools. See "STATE FINANCE--Proposition 98." Accordingly, the State will make payments to local governments and schools in amounts generally equal to the reduced amounts of sales taxes available to local governments and reduced property taxes available to school districts. These payments to local governments and school districts will commence in fiscal year 2004-05. The estimated amount of such payments for fiscal year 2004-05 is $2.5 billion.

BUDGET CONTROLS AND FLEXIBILITY

Chapter 228, Statutes of 2003 (AB 1756), authorizes the Director of Finance to reduce appropriations and to reallocate funds among appropriations available to each department in order to ensure the integrity of the 2003 Budget Act. Additionally, the 2003 Budget Act limits the Department of Finance's authority to approve requests for additional funding in the current year ("deficiency requests"). Deficiency requests to fund prior year expenditures, costs associated with legislation enacted without an appropriation, and start-up costs for programs not yet authorized may not be approved.

CONTINUING "STRUCTURAL DEFICIT"

     Assuming that all of the savings in the 2003 Budget Act are achieved, on August 1, 2003, the Legislative Analyst's Office estimated that, absent further corrective actions, and assuming that the State adheres to the intent of Chapter 228, Statutes of 2003 (AB 1756) (described below), the State would end fiscal year 2004-05 with a $7.9 billion funding gap. The LAO funding gap estimate also assumes the effects of the Legislature's intent (expressed in AB 1756 and described below) limiting, among other expenditures, employee compensation and COLAs.

     The Department of Finance requested State agencies to submit proposals to reduce 2004-05 spending equivalent to 20-percent of the 2003-04 General Fund funding. The proposals are confidential and will be considered during the fall budget development process to help address the projected $7.9 billion funding shortfall in 2004-05. Any proposals selected by the Administration for implementation will be included in the 2004-05 Governor's proposed budget, to be released on January 10, 2004.

     Chapter 228, Statutes of 2003 (AB 1756), states the Legislature's intent that, in assisting the Governor in preparing the State Budget for fiscal year 2004-05, the Department of Finance not include any proposed funding for certain items, including salary increases, enrollment growth, and discretionary price adjustments at the University of California and California State University, discretionary price adjustments to State operations, State employee salary increases, local mandate reimbursements, General Fund capital outlay above $50 million, the All American Canal and Proposition 98 spending in excess of the minimum guarantee for fiscal years 2003-04 and 2004-05.

ELECTION OF NEW GOVERNOR

     Uncertified results from a special election held on October 7, 2003 indicate that the Governor of the State, Gray Davis, has been recalled and that he will be replaced as Governor by Arnold Schwarzenegger. The Secretary of State of the State has until November 15, 2003 to certify the results of the recall election. The new Governor would not take office until the election results are certified. The Governor-elect is in the process of assembling his staff and evaluating the State's financial condition. As a result of his evaluation, he may propose mid-year legislation or take executive actions which could affect the State's receipts, disbursements and proposed borrowings during the current fiscal year.

SUMMARY OF STATE REVENUES AND EXPENDITURES

     The table below presents the actual revenues, expenditures and changes in fund balance for the General Fund for fiscal years 1999-00, 2000-01 and 2001-02, estimated results for fiscal year 2002-03 and projected results (based upon the 2003 Budget Act) for fiscal year 2003-04.

                                    TABLE 10
                      STATEMENT OF REVENUES, EXPENDITURES,
                    AND CHANGES IN FUND BALANCE-GENERAL FUND
                              (BUDGETARY BASIS)(a)
                      FISCAL YEARS 1999-00 THROUGH 2003-04
                                   (MILLIONS)

                                                                                                      ESTIMATED(b)    ESTIMATED(b)
                                                      1999-00         2000-01            2001-02       2002-03(c)      2003-04(c)
----------------------------------------------------------------------------------------------------------------------------------
FUND BALANCE-BEGINNING OF PERIOD                   $    3,907.7    $    9,639.7       $    9,017.5    $   (2,109.8)   $    1,401.9
Restatements
Prior Year Revenue, Transfer Accrual Adjustments         (204.6)         (158.8)            (729.8)          169.5               -
Prior Year Expenditure, Accrual Adjustments               217.1          (229.9)             217.4           (43.5)              -
FUND BALANCE-BEGINNING OF PERIOD, AS RESTATED      $    3,920.2    $    9,251.0       $    8,505.1    $   (1,983.8)   $    1,401.9
Revenues                                           $   71,555.6    $   77,609.9       $   64,060.3    $   68,071.3    $   71,522.0
Other Financing Sources
Deficit Financing Bond(d)                              10,675.4
Transfers from Other Funds                                423.3         6,561.8(e)         2,143.3         2,780.7         1,831.2
Other Additions                                            48.1            46.3               33.9               -               -
TOTAL REVENUES AND OTHER SOURCES                   $   72,027.0    $   84,218.0       $   66,237.5    $   81,527.4    $   73,353.2

Expenditures
State Operations                                   $   15,942.8    $   17,641.7       $   19,085.7    $   18,394.9    $   16,484.5
Local Assistance                                       49,974.7        58,441.4           57,142.0        59,598.9        54,574.6
Capital Outlay                                            186.2         2,044.3              323.5           147.9            77.8
Unclassified                                                  -               -                  -               -               -
Other Uses
Transfer to Other Funds                                   203.8         6,324.1(e)           301.2            -(f)            -(f)
TOTAL EXPENDITURES AND OTHER USES                  $   66,307.5    $   84,451.5       $   76,852.4    $   78,141.7    $   71,136.9

REVENUES AND OTHER SOURCES OVER OR
(UNDER) EXPENDITURES AND OTHER USES                $    5,719.5    $     (233.5)      $  (10,614.9)   $    3,385.7    $    2,216.3

Fund Balance
Reserved for Encumbrances                          $      701.3    $    1,834.3       $    1,491.5    $    1,401.9    $    1,401.9
Reserved for Unencumbered Balances of
Continuing Appropriations(g)                            1,115.2         1,436.7              827.3               -           174.9
Reserved for School Loans(h)                              699.7           349.7                  -               -               -
Unreserved-Undesignated (i)                             7,123.5         5,396.8           (4,428.6)              -         2,041.4
FUND BALANCE-END OF PERIOD                         $    9,639.7    $    9,017.5       $   (2,109.8)   $    1,401.9    $    3,618.2

Footnotes on following page.

Source: Fiscal years 1999-00 to 2001-02: State of California, Office of the State Controller. Fiscal years 2002-03 and 2003-04: State of California, Department of Finance.

(a) These statements have been prepared on a budgetary basis in accordance with State law and some modifications would be necessary in order to comply with generally accepted accounting principles ("GAAP"). The Supplementary Information contained in the State's Audited Annual Financial Statements for the year ended June 30, 2003, incorporated by reference in this APPENDIX A, contains a description of the differences between the budgetary basis and the GAAP basis of accounting and a reconciliation of the June 30, 2002 fund balance between the two methods.

(b) Estimates are shown net of reimbursements and abatements.

(c) Estimated as of the 2003 Budget Act, August 2, 2003.

(d) Reflects the Davis Administration's proposal to finance the cumulative deficit over several years through the issuance of approximately $10.7 billion of fiscal recovery bonds in 2003-04. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Fiscal Recovery Bonds" and "CURRENT STATE BUDGET--2003 Budget Act--Fiscal Recovery Bonds." For accounting purposes, this is shown in 2002-03 to reflect that the accumulated deficit has been eliminated as of the start of fiscal year 2003-04.

(e) "Transfers to Other Funds" includes the $6.2 billion General Fund loan to the Department of Water Resources Electric Power Purchase Fund. See "STATE FINANCES--Repayment of Energy Loans" and "CURRENT STATE BUDGET" in this APPENDIX
A. "Transfers from Other Funds" includes this loan as a receivable in 2000-01. The loan was subsequently repaid with interest as follows: $116 million in July 2001, $164 million in October 2002, and $6.456 billion in November 2002. The loan was reported in the State's Budgetary/Legal Basis Annual Report as an asset of the General Fund and a liability of the Department of Water Resources Electric Power Purchase Fund.

(f) "Transfer to Other Funds" is included either in the expenditure totals detailed above or as "Transfer from Other Funds."

(g) For purposes of determining whether the General Fund budget, in any given fiscal year, is in a surplus or deficit condition, Chapter 1238, Statutes of 1990, amended Government Code Section 13307. As part of the amendment, the unencumbered balances of continuing appropriations which exist when no commitment for an expenditure is made should be an item of disclosure, but the amount shall not be deducted from the fund balance. Accordingly, the General Fund condition included in the 2003-04 Governor's Budget includes the unencumbered balances of continuing appropriations as a footnote to the statement ($1.307 billion in 2001-02, $270.0 million in 2002-03 and $174.9 million in 2003-04). However, in accordance with Government Code Section 12460, the State's Budgetary/Legal Basis Annual Report reflects a specific reserve for the encumbered balance for continuing appropriations.

(h) During 1995, a reserve was established in the General Fund balance for the $1.7 billion of previously recorded school loans which had been authorized by Chapter 703, Statutes of 1992 and Chapter 66, Statutes of 1993. These loans were repaid from future General Fund appropriations as part of the settlement of litigation. This accounting treatment is consistent with the State's audited financial statements prepared in accordance with GAAP.

(i) Includes Special Fund for Economic Uncertainties (SFEU). The Department of Finance generally includes in its estimates of the SFEU and set aside reserves, if any, the items reported in the table under "Reserved for Unencumbered Balances of Continuing Appropriations," "Reserved for School Loans," and "Unreserved--Undesignated." The Department of Finance projects a $2.216 billion SFEU balance on June 30, 2004, based upon the 2003 Budget Act, signed on August 2, 2003.

REVENUE AND EXPENDITURE ASSUMPTIONS

     The table below presents the Department of Finance's budget basis statements of major General Fund revenue sources and expenditures for the 2001-02 fiscal year and 2003 Budget Act estimates for the 2002-03 and 2003-04 fiscal years.

                                    TABLE 11
               MAJOR GENERAL FUND REVENUE SOURCES AND EXPENDITURES

                                                       REVENUES (MILLIONS)
                                                           FISCAL YEARS
                                  2001-02(a)        2002-03(b)        2002-03(c)        2003-04(c)
SOURCE                              ACTUAL           ENACTED            REVISED          ENACTED
---------------------------------------------------------------------------------------------------
Personal Income Tax              $     33,047      $     37,626      $     32,442      $     33,596
Sales and Use Tax                      21,355            22,958            22,330            23,518
Corporation Tax                         5,333             7,327             6,700             7,035
Insurance Tax                           1,596             1,759             1,880             2,068
Deficit Financing Bond(d)                                                  10,675
All Other                              10,908(e)          9,488(f)          7,500(g)          7,136(h)

Total Revenues and Transfers     $     72,239      $     79,158      $     81,527      $     73,353

                                                     EXPENDITURES (MILLIONS)
                                                           FISCAL YEARS
                                  2001-02(a)        2002-03(b)        2002-03(c)        2003-04(c)
                                    ACTUAL           ENACTED            REVISED          ENACTED
---------------------------------------------------------------------------------------------------
FUNCTION
K-12 Education                   $     29,923      $     30,769      $     29,469      $     29,318
Health and Human Services              21,820            21,633            23,150            23,358
Higher Education                        9,645             9,759             9,543             8,679
Youth and Adult Correctional            5,641             5,285             5,833             5,644
Legislative, Judicial and
Executive                               2,612             2,464             2,486             2,406
Tax Relief                              3,029             4,422             4,802               707(i)
Resources                               1,382             1,041             1,243               865
State and Consumer Services               690               471               480               444
Business, Transportation and
Housing                                   639               228               211               512
All Other                               1,371               650               925              -796(j)

Total Expenditures               $     76,752      $     76,722      $     78,142      $     71,137

Footnotes continue on following page.

Source: State of California, Department of Finance. Figures in this table may differ from the figures in Table 4; see "Note" to Table 4.

     (a) Figures for 2001-02, prepared by the Department of Finance, are slightly different than the figures in Table 10, prepared by the State Controller's Office, because of certain differences in accounting methods used by the two offices.

     (b) 2002 Budget Act, September 5, 2002.

     (c) 2003 Budget Act, August 2, 2003.

     (d) Reflects the Davis Administration's proposal to finance the cumulative deficit over several years through the issuance of approximately $10.7 billion of fiscal recovery bonds in 2003-04. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Fiscal Recovery Bonds" and "CURRENT STATE BUDGET--2003 Budget Act--Fiscal Recovery Bonds."

     (e) Reflects the repayment of $6.2 billion in advances (plus interest of $525 million) made from the General Fund to the Department of Water Resources for the power supply program described under "STATE FINANCES--Repayment of Energy Loans." Repayment was made as follows: $116 million in July 2001, $164 million in October 2002, and $6.456 billion in November 2002.

     (f) Includes $4.5 billion for tobacco securitization bond proceeds and about $2.5 billion in inter-fund loans and transfers.

     (g) Includes $2.5 billion for tobacco securitization bond proceeds and about $2.8 billion in inter-fund loans and transfers. The Budget Act reflected $4.5 billion for tobacco securitization bond proceeds; however, the second sale ($2.0 billion) was not completed during fiscal year 2002-03.

     (h) Includes $2.0 billion for tobacco securitization bond proceeds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Enhanced Tobacco Settlement Revenue Bonds." Also includes the anticipated receipt of $996 million from pension obligation bonds, which would be used to offset special fund contributions to pension funds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."

     (i) Reflects the suspension of vehicle license fee backfill payments to local government. See "STATE FINANCES--Sources of Tax Revenue--Vehicle License Fee."

     (j) Reflects reduced expenditures of $912 million due to the anticipated receipt of pension obligation bond proceeds to cover General Fund contributions to pension funds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."

ECONOMIC ASSUMPTIONS

     The revenue and expenditure assumptions set forth have been based upon certain estimates of the performance of the California and national economies in calendar years 2003 and 2004. In the May Revision of the 2003-04 Governor's Budget, the Department of Finance projected that the California economy would grow slowly in 2003 and moderately in 2004.

     The California economy has tracked the national economy quite closely in the last calendar year. Both economies have been sluggish. From August 2002 to August 2003, nonfarm payroll employment fell by 0.3 percent in the State and 0.4 percent in the nation. Over that year, state unemployment varied narrowly, never exceeding 6.9 percent or falling below 6.6 percent. The gap between the State and national unemployment rates has narrowed in recent months. In addition, homebuilding was strong in both the State and the nation, as were housing markets.

     Economic output appears to be growing in both the nation and California. Inflation-adjusted Gross Domestic Product has grown for seven consecutive quarters. Statistics on Gross State Product are not as timely as those on (national) Gross Domestic Product, but the U.S. Commerce Department recently estimated that California personal income grew for the fifth consecutive month in the first quarter of 2003. In addition, personal state income tax withholdings were up 5.6 percent in the first nine months of 2003 from a year earlier. State sales tax revenues also increased over that period.

     Job losses have slowed down considerably in the San Jose and San Francisco metropolitan areas. Nonfarm payroll employment was down 4.6 percent in August 2003 from a year earlier in the San Jose metropolitan area and 1.8 percent in the San Francisco metropolitan area. A year ago, employment was down 8.4 percent and 5.5 percent, respectively, in the two metropolitan areas. By the same measure, however, job growth has slowed over the last year in the Riverside-San Bernardino and San Diego metropolitan areas.

     Construction and real estate remain strong. Permits for 130,225 new units were issued in the first eight months of 2003, up 20.3 percent from the year-ago level. A rush to beat large fee increases accounted for some of the increased permit issuance. Still, residential building for the year as a whole is likely to be the highest level since 1989. Private nonresidential building continues to slide, with the San Francisco Bay Area accounting for most of the slowdown.

     The median price of existing, single-family houses sold in California in August was a record $404,870, up 21.1 percent from a year ago. Sales were up
14.7 percent from a year earlier. According to the California Association of Realtors, the percentage of households in California able to afford a median-priced home stood at 26 percent in July. The corresponding measure of home affordability in the nation was 56 percent in July.

     Job growth may remain slow for the rest of 2003. Some industries still have too much capacity, dampening prospects for a strong recovery in the near-term. Moreover, if productivity continues to grow as quickly as in the last year, improvement in the labor markets will likely come first in the form of fewer layoffs and longer workweeks for employed workers. Actual employment gains will trail behind, and declines in the unemployment rate will come even later.

     The Department of Finance set out the following estimates for the State's economic performance in calendar years 2003 and 2004, which were used in predicting revenues and expenditures for the May Revision of the 2003-04 Governor's Budget. Also shown is the Department of Finance's previous forecast for the same calendar years, which were contained in the 2003-04 Governor's Budget.

                                    TABLE 12
                    ESTIMATES OF STATE'S ECONOMIC PERFORMANCE

                                                 FOR CALENDAR YEAR 2003             FOR CALENDAR YEAR 2004
                                              GOVERNOR'S           MAY            GOVERNOR'S           MAY
                                               BUDGET(a)        REVISION(b)        BUDGET(a)        REVISION(b)
----------------------------------------------------------------------------------------------------------------
Non-farm wage and salary employment (000)        14,623            14,608            14,928             14,922
Percent Change                                      0.7%              0.6%              2.1%               2.1%

Personal income ($ billions)                   $  1,176          $  1,174          $  1,238          $   1,232
Percent Change                                      3.3%              3.1%              5.3%               4.9%
Housing Permits (Units 000)                         157               179               162                174
Consumer Price Index (percent change)               2.8%              2.9%              3.2%               2.4%

(a)  Fiscal Year 2003-04 Governor's Budget Summary: January 10, 2003.
(b)  Fiscal Year 2003-04 May Revision to the Governor's Budget: May 14, 2003.

Source: State of California, Department of Finance.

                              FINANCIAL STATEMENTS

     The Audited Annual Financial Statements of the State of California for the Year Ended June 30, 2002 (the "Financial Statements") are available. As of June 30, 2002, the State of California has implemented a new financial reporting model, as required by the Governmental Accounting Standards Board ("GASB") in conformity with accounting principles generally accepted in the United States of America. The GASB sets standards of accounting and financial reporting for state and local governments, which have significantly changed the presentation of the financial statements. The Financial Statements consists of an Independent Auditor's Report, a Management Discussion and Analysis, Basic Financial Statements of the State for the Year Ended June 30, 2002 ("Basic Financial Statements"), and Supplementary Information. Only the Basic Financial Statements have been audited, as described in the Independent Auditor's Report. A description of the new accounting and financial reporting standards is contained in Note 1 of the Basic Financial Statements.

     Potential investors may obtain or review a copy of the Financial Statements from the following sources:

     1. By obtaining from any Nationally Recognized Municipal Securities Information Repository, or any other source, a copy of the State of California's Official Statement dated February 13, 2003, relating to the issuance of $900,000,000 General Obligation Bonds. The Financial Statements are printed in full in such Official Statement. No part of the February 13, 2003 Official Statement is incorporated into this document except the Financial Statements.

     2. By accessing the internet website of the State Controller (www.sco.ca.gov) and selecting "California Government--State and Local," then "State Government," then finding the heading "Publications" and selecting "Comprehensive Annual Financial Report--Year Ended June 30, 2002," or by contacting the Office of the State Controller at
     (916) 445-2636.

     3. By accessing the internet website of the State Treasurer (www.treasurer.ca.gov) and selecting "Financial Information" and then "Audited General Purpose Financial Statements," or by contacting the Office of the State Treasurer at (800) 900-3873.

     The State Controller's unaudited reports of cash receipts and disbursements for the period July 1, 2002 through September 30, 2003 is also included as Exhibits 1 and 2 to this APPENDIX A and is available on the State Controller's website.

     Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller's Office and the Legislative Analyst's Office. The State Controller issues a monthly report on cash receipts and disbursements recorded on the Controller's records. The Department of Finance issues a monthly bulletin, available by accessing the internet website of the Department of Finance (www.dof.ca.gov), which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The Administration also formally updates its budget projections three times during each fiscal year, in January, May, and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Such bulletins and reports are not part of or incorporated into the Official Statement. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year. Information which may appear in the Official Statement from the Department of Finance concerning monthly receipts of "agency cash" may differ from the State Controller's reports of cash receipts for the same periods because of timing differences in the recording of in-transit items.

                          OVERVIEW OF STATE GOVERNMENT

ORGANIZATION OF STATE GOVERNMENT

     The State Constitution provides for three separate branches of government: the legislative, the judicial and the executive. The Constitution guarantees the electorate the right to make basic decisions, including amending the Constitution and local government charters. In addition, the State voters may directly influence State government through the initiative, referendum and recall processes.

     California's Legislature consists of a forty-member Senate and an eighty-member Assembly. Assembly members are elected for two-year terms, and Senators are elected for four-year terms. Assembly members are limited to three terms in office and Senators to two terms. The Legislature meets almost year round for a two-year session. The Legislature employs the Legislative Analyst, who provides reports on State finances, among other subjects. The Bureau of State Audits, headed by the State Auditor, an independent office since 1993, annually issues an auditor's report based on an examination of the General Purpose Financial Statements of the State Controller, in accordance with generally accepted accounting principles.

     The Governor is the chief executive officer of the State and is elected for a four-year term. The Governor presents the annual budget and traditionally presents an annual package of bills constituting a legislative program. In addition to the Governor, State law provides for seven other statewide elected officials in the executive branch. The current elected statewide officials, their party affiliation and the dates on which they were first elected are as follows:

OFFICE                                   NAME                 PARTY AFFILIATION   FIRST ELECTED
-----------------------------------------------------------------------------------------------
Governor                                 Gray Davis           Democrat            1998
Lieutenant Governor                      Cruz Bustamante      Democrat            1998
Controller                               Steve Westly         Democrat            2002
Treasurer                                Philip Angelides     Democrat            1998
Attorney General                         Bill Lockyer         Democrat            1998
Secretary of State                       Kevin Shelley        Democrat            2002
Superintendent of Public Instruction     Jack O'Connell       Democrat            2002
Insurance Commissioner                   John Garamendi       Democrat            2002

     The current term for each office expires in January 2007. Persons elected to statewide offices are limited to two terms in office (eight years) from the dates shown above. Mr. Garamendi previously served as elected Insurance Commissioner before term limits were enacted. See "INTRODUCTION TO APPENDIX A" for a description of the result of the October 7, 2003 recall election for Governor indicating that Gray Davis has been recalled as Governor and will be replaced by Arnold Schwarzenegger.

     The executive branch is principally administered through twelve major agencies and departments: Business, Transportation and Housing Agency, Child Development and Education Agency, Environmental Protection Agency, Department of Finance, Department of Food and Agriculture, Health and Human Services Agency, Labor and Workforce Development Agency (formerly Department of Industrial Relations), Resources Agency, State and Consumer Services Agency, Department of Veterans Affairs, Technology, Trade and Commerce Agency (to be eliminated starting January 2004), and Youth and Adult Correctional Agency. In addition, some State programs are administered by boards and commissions, such as The Regents of the University of California, Public Utilities Commission, Franchise Tax Board and California Transportation Commission, which have authority over certain functions of State government with the power to establish policy and promulgate regulations. The appointment of members of boards and commissions is usually shared by the Legislature and the Governor, and often includes ex officio members.

     California has a comprehensive system of public higher education comprised of three segments: the University of California, the California State University System and California Community Colleges. The University of California provides undergraduate, graduate and professional degrees to students. Approximately 47,000 degrees were awarded in the 2001-02 school year. About 186,600 full-time students were enrolled at the nine UC campuses and the Hastings College of Law in the 2001-02 school year. The California State University System, provides undergraduate and graduate degrees to students.

Approximately 76,000 degrees were awarded in the 2001-02 school year. About 316,400 full-time students were enrolled at the 23 campuses in the 2001-02 school year. The third sector consists of 108 campuses operated by 72 community college districts which provide associate degrees and certificates. Approximately 114,000 associate degrees and certificates were awarded in the 2001-02 school year. About 1.8 million students were enrolled in California's community colleges in the fall of 2002.

EMPLOYEE RELATIONS

     In 2003-04, the State work force is comprised of approximately 328,000 personnel years, of which approximately 118,000 personnel years represent employees of institutions of higher education. Of the remaining 210,000 personnel years, approximately 160,000 are subject to collective bargaining and approximately 50,000 are excluded from collective bargaining. These numbers will be reduced by Control Section 4.10, which requires a $1.1 billion ($585 million General Fund) reduction in 2003-04 employee compensation costs and the abolishment of 16,000 permanent positions. If collective bargaining produces concessions, the number of positions required for abolishment would be reduced.

     State law provides that State employees, defined as any civil service employee of the State and teachers under the jurisdiction of the Department of Education or the Superintendent of Public Instruction, and excluding certain other categories, have a right to form, join, and participate in the activities of employee organizations for the purpose of representation on all matters of employer-employee relations. The chosen employee organization has the right to represent its members, except that once an employee organization is recognized as the exclusive representative of a bargaining unit, only that organization may represent employees in that unit.

     The scope of representation is limited to wages, hours, and other terms and conditions of employment. Representatives of the Governor are required to meet and confer in good faith and endeavor to reach agreement with the employee organization, and, if agreement is reached, to prepare a memorandum of understanding and present it to the Legislature for ratification. The Governor and the recognized employee organization are authorized to agree mutually on the appointment of a mediator for the purpose of settling any disputes between the parties, or either party could request the Public Employment Relations Board to appoint a mediator.

     State employees are represented by 21 collective bargaining units. The State recently signed Memoranda of Understanding with 16 of these collective bargaining units to achieve current year savings in State personnel costs, a way of mitigating the State's difficult fiscal condition. Two of these contracts expire in June 2004, seven of these contracts expire in June 2005, five of these contracts expire in June 2006, and two of these contracts expire in June 2008. Another collective bargaining unit is under contract until July 2006. The remaining four collective bargaining units, comprising less than 5 percent of the State workforce, do not have a signed contract; the terms of the prior agreements remain in effect. The Department of Personnel Administration (DPA) is continuing to negotiate with these units. The State has not experienced a major work stoppage since 1972. The California State Employees' Association (CSEA) is the exclusive representative for nine of the 21 collective bargaining units, or approximately 50 percent of those employees subject to collective bargaining. Each of the remaining exclusive representatives represents only one bargaining unit.

                             ECONOMY AND POPULATION

INTRODUCTION

     California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a recession in early 2001, losing about 290,000 jobs between March 2001 and January 2002. The recession was concentrated in the State's hightech sector and, geographically, in the San Francisco Bay Area. Employment grew by about 79,000 jobs between January 2002 and May 2002 as the State began to recover. The recovery then stalled, however, and since then, the economy has been sluggish, with unemployment varying narrowly between 6.6 percent and 6.9 percent and employment falling by about 14,000 between May 2002 and June 2003. See "CURRENT STATE BUDGET--Economic Assumptions."

POPULATION AND LABOR FORCE

     The State's July 1, 2002 population of over 35 million represented over 12 percent of the total United States population.

     California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the 5-county Los Angeles area accounted for 48 percent of the State's population, with over 16.0 million residents, and the 10-county San Francisco Bay Area represented 21 percent, with a population of over 7.0 million.

     The following table shows California's population data for 1994 through 2002.

                                    TABLE 13
                             POPULATION 1994-2002(a)

           CALIFORNIA  % INCREASE OVER  UNITED STATES  % INCREASE OVER  CALIFORNIA AS %
  YEAR     POPULATION   PRECEDING YEAR    POPULATION   PRECEDING YEAR   OF UNITED STATES
----------------------------------------------------------------------------------------
1994       31,523,080        0.7%        263,125,821         1.2%             12.0
1995       31,711,094        0.6         266,278,393         1.2              11.9
1996       31,962,050        0.8         269,394,284         1.2              11.9
1997       32,451,746        1.5         272,646,925         1.2              11.9
1998       32,861,779        1.3         275,854,104         1.2              11.9
1999       33,417,247        1.7         279,040,168         1.2              12.0
2000       34,036,376        1.9         282,224,348         1.1              12.1
2001       34,698,173        1.9         285,317,559         1.1              12.2
2002       35,301,480        1.7         288,368,698         1.1              12.2

(a) Population as of July 1.

Source: U. S. figures from U.S. Department of Commerce, Bureau of the Census; California figures from State of California, Department of Finance.

     The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1993 to 2002.

                                    TABLE 14
                              LABOR FORCE 1993-2002
                                   (THOUSANDS)

                                                      UNEMPLOYMENT RATE (%)
  YEAR       LABOR FORCE        EMPLOYMENT        CALIFORNIA     UNITED STATES
------------------------------------------------------------------------------
1993           15,360             13,918              9.4%            6.9%
1994           15,450             14,122              8.6             6.1
1995           15,412             14,203              7.8             5.6
1996           15,520             14,400              7.2             5.4
1997           15,960             14,954              6.3             4.9
1998           16,336             15,367              5.9             4.5
1999           16,596             15,732              5.2             4.2
2000           16,884             16,049              4.9             4.0
2001           17,183             16,260              5.4             4.8
2002           17,405             16,242              6.7             5.8

Source: State of California, Employment Development Department.

EMPLOYMENT, INCOME, CONSTRUCTION AND EXPORT GROWTH

     The following table shows California's non-agricultural employment distribution and growth for 1992 and 2002.

                                    TABLE 15
                       PAYROLL EMPLOYMENT BY MAJOR SECTOR
                                  1992 AND 2002

                                     EMPLOYMENT                    % DISTRIBUTION
                                     (THOUSANDS)                    OF EMPLOYMENT
INDUSTRY SECTOR                         1992           2002*             1992            2002*
----------------------------------------------------------------------------------------------
Mining                                     35.4           23.5            0.3%            0.2%
Construction                              471.7          759.9            3.9             5.2
MANUFACTURING
Nondurable goods                          708.4          689.8            5.8             4.7
High Technology                           584.4          467.1            4.8             3.2
Other Durable Goods                       597.6          659.2            4.9             4.5
Transportation and Utilities              607.4          720.7            5.0             4.9
Wholesale and Retail Trade              2,834.8        3,362.4           23.3            22.9
Finance, Insurance And Real Estate        791.9          847.4            6.5             5.8
Services                                3,426.3        4,678.2           28.2            31.9
Government
Federal                                   345.9          256.9            2.9             1.7
State and Local                         1,749.7        2,193.0           14.4            15.0

TOTAL NON-AGRICULTURAL                 12,153.5       14,658.1            100%            100%

*   Preliminary

Source: State of California, Employment Development Department.

     The following tables show California's total and per capita income patterns for selected years.

                                    TABLE 16
                TOTAL PERSONAL INCOME IN CALIFORNIA 1994-2002(a)

                                                                 CALIFORNIA %
YEAR                MILLIONS             % CHANGE (b)              OF U.S.
-----------------------------------------------------------------------------
1994(c)            $  735,104                 2.9%                  12.5%
1995                  771,470                 4.9                   12.5
1996                  812,404                 5.3                   12.4
1997                  861,557                 6.1                   12.4
1998                  931,564                 8.1                   12.6
1999                  994,862                 6.8                   12.8
2000                1,099,375                10.5                   13.1
2001                1,128,256                 2.6                   13.0
2002(d)             1,138,718                 0.9                   12.8

----------
(a) BEA's estimates as of September 23, 2002.
(b) Change from prior year.
(c) Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.
(d) Estimated by California Department of Finance.

Note:   Omits income for government employees overseas.

Source: U.S. Department of Commerce, Bureau of Economic Analysis (BEA); State of California, Department of Finance.

                                    TABLE 17
                     PER CAPITA PERSONAL INCOME 1994-2002(a)

                              %                          %       CALIFORNIA %
YEAR          CALIFORNIA  CHANGE (b)  UNITED STATES  CHANGE (b)     OF U.S.
-----------------------------------------------------------------------------
1994(c)       $   23,348     2.3%     $      22,340     3.7%        104.5%
1995              24,339     4.2             23,255     4.1         104.7
1996              25,373     4.2             24,270     4.4         104.5
1997              26,521     4.5             25,412     4.7         104.4
1998              28,240     6.5             26,893     5.8         105.0
1999              29,712     5.2             27,880     3.7         106.6
2000              32,363     8.9             29,760     6.7         108.7
2001              32,655     0.9             30,413     2.2         107.4
2002              32,996     1.0             30,941     1.7         106.6

----------
(a) Latest estimates by BEA.
(b) Change from prior year.
(c) Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.

Note:   Omits income for government employees overseas.

Source: U.S. Department of Commerce, Bureau of Economic Analysis (BEA).

     The following tables show California's residential and non-residential construction.

                                    TABLE 18
                 RESIDENTIAL CONSTRUCTION AUTHORIZED BY PERMITS

                                  UNITS
                                                                 VALUATION(a)
YEAR              TOTAL          SINGLE           MULTIPLE        (MILLIONS)
-----------------------------------------------------------------------------
1995              85,293          68,689           16,604        $     13,879
1996              94,283          74,923           19,360              15,289
1997             111,716          84,780           26,936              18,752
1998             125,707          94,298           31,409              21,976
1999             140,137         101,711           38,426              25,783
2000             148,540         105,595           42,945              28,142
2001             148,757         106,902           41,855              28,804
2002             167,761         123,865           43,896              33,305

----------
(a) Valuation includes additions and alterations.

Source: Construction Industry Research Board

                                    TABLE 19
                           NONRESIDENTIAL CONSTRUCTION
                             (THOUSANDS OF DOLLARS)

                                                      ADDITIONS AND
YEAR           COMMERCIAL    INDUSTRIAL      OTHER     ALTERATIONS      TOTAL
---------------------------------------------------------------------------------
1995          $ 2,308,911   $    732,874  $ 1,050,693  $ 4,062,273  $   8,154,751
1996            2,751,925      1,140,574    1,152,443    4,539,219      9,584,161
1997            4,271,378      1,598,428    1,378,220    5,021,792     12,269,818
1998            5,419,251      2,466,530    1,782,337    5,307,901     14,976,019
1999            5,706,719      2,256,166    2,350,213    6,269,194     16,582,292
2000            6,962,031      2,206,169    2,204,754    7,252,004     18,624,958
2001            6,195,368      1,552,047    2,584,321    6,421,551     16,753,287
2002            5,195,348      1,227,754    2,712,681    5,393,329     14,529,112

Source: Construction Industry Research Board

     The following table shows California's export growth for the period from 1995 through 2002.

                                    TABLE 20
                        EXPORTS THROUGH CALIFORNIA PORTS
                                  (IN MILLIONS)

YEAR                               EXPORTS (a)                       % CHANGE
-----------------------------------------------------------------------------
1995                              $   116,825.5                        22.2%
1996                                  124,120.0                         6.2
1997                                  131,142.7                         5.7
1998                                  116,282.4                       -11.3
1999                                  122,092.8                         5.0
2000                                  148,554.6                        21.7
2001                                  127,255.3                       -14.3
2002                                  111,340.1                       -12.5

(a)  "Free along ship" Value Basis

Source: U.S. Department of Commerce, Bureau of the Census

                                   LITIGATION

     The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General. See "LITIGATION" in the main body of the Official Statement.

CHALLENGE TO DISCONTINUATION OF VEHICLE LICENSE FEE OFFSET

     State law establishes an excise tax on motor vehicles and manufactured homes in the amount of two percent (2%) of the vehicle's or home's fair market value. In 1999, pursuant to Revenue and Taxation Code section 10754, the Legislature adopted successive offsets to the vehicle license fee paid by vehicle owners and mobile home owners. As a result of these offsets, the State transferred money each month from the General Fund to local governments in the amount of the cumulative offsets.

     In June 2003, the Davis Administration determined that there were insufficient moneys available to be transferred from the General Fund to fund vehicle license fee offset payments the State was making to local governments. This caused the State Department of Motor Vehicles and the State Department of Housing and Community Development to discontinue the offsets and, correspondingly, the amount of vehicle license fees paid by vehicle owners and mobile home owners increased.

     On July 1, 2003, several plaintiffs, including several Republican legislators and a non-profit public interest group, filed HOWARD JARVIS TAXPAYERS ASSOCIATION, ET AL. V. CALIFORNIA DEPARTMENT OF MOTOR VEHICLES (Sacramento County Superior Court, Case No. 03AS03665), in which plaintiffs seek declaratory relief based on several theories, each of which would find the discontinuation of the offset invalid. The court has ruled that the plaintiffs' complaint fails to state a cause of action, and has granted plaintiffs until November 17, 2003, to amend their complaint to adequately plead that they have exhausted their administrative remedies. Plaintiffs have not sought an immediate stay or injunction against the discontinuation of the vehicle license fee offset or on the collection of the statutorily established excise tax. In the event an appellate court judgment declares that the discontinuation of the vehicle license fee offset was invalid, it could result in costs to the State over time in amounts as high as the suspended vehicle license fee offset, which for fiscal year 2003-04 is approximately $4.2 billion.

BOND-RELATED MATTERS

     The Legislature established the Pension Obligation Bond Committee for the purpose, among others, of issuing bonds to fund all or a portion of the State's fiscal year 2003-04 employer obligation to the Public Employee's Retirement System. In May of 2003, the Committee filed PENSION OBLIGATION BOND COMMITTEE V. ALL PERSONS INTERESTED IN THE MATTER OF THE VALIDITY OF THE STATE OF CALIFORNIA'S PENSION OBLIGATION, ETC. (Sacramento County Superior Court, Case No. 03AS02994), seeking validation of the bonds and certain contracts pertaining to the bonds pursuant to a validation process established by Code of Civil Procedure sections 860 ET SEQ. The Howard Jarvis Taxpayers Association filed an answer to the Committee's complaint and, a judgment was issued in the matter denying the Committee's request for validation of the bonds. The trial court judge declared that he was unwilling to apply the local government "obligation imposed by law" debt limit exception to the State constitutional debt limit. The Committee has filed a petition for writ of mandate in the California Supreme Court (Case No. S119882), and requested the court's expedited consideration of the petition. Granting expedited consideration is a discretionary act on behalf of the court. The Supreme Court has directed the Howard Jarvis Taxpayers Association to file its opposition to all issues raised by the petition by October 31, 2003.

     The Legislature has adopted a statute (Stats. 2003, 1st Ex. Sess. 2003, ch.13) authorizing the establishment of the Fiscal Recovery Finance Authority for the purpose, among others, of issuing bonds to fund the State's accumulated budget deficit. The amount of the accumulated budget deficit has been identified by the Department of Finance to be approximately $10.7 billion. On September 24, 2003, a complaint was filed in the Sacramento County Superior Court (FULLERTON ASSOCIATION OF CONCERNED TAXPAYERS V. CALIFORNIA FISCAL RECOVERY FINANCING AUTHORITY, ET AL., Case No. 93AS05319), seeking a declaration that any bonds issued pursuant to the statute without prior voter approval would violate the State constitutional debt limit and a determination that such bonds are invalid, and seeking an injunction against issuing bonds pursuant to the statute. This matter has not been served on any State officers.

CHALLENGE SEEKING PAYMENT TO TEACHER'S RETIREMENT BOARD

     In May 2003, the Legislature enacted legislation which reduces a continuing appropriation to the State Teacher's Retirement System's ("CalSTRS") Supplemental Benefit Maintenance Account ("SBMA") for fiscal year 2003-04 by $500 million. The legislative changes also provide that in future fiscal years, the $500 million may be returned if actuarial determinations demonstrate that the money is needed in order for CalSTRS' to make purchasing power protection payments to retired members through 2036. On October 14, 2003, the CalSTRS board and certain CalSTRS members filed TEACHER'S RETIREMENT BOARD, AS MANAGER OF THE CALIFORNIA STATE TEACHERS, RETIREMENT SYSTEM, ET AL. V. STEVE PEACE, DIRECTOR OF CALIFORNIA DEPARTMENT OF FINANCE, AND STEVE WESTLY, CALIFORNIA STATE CONTROLLER, in the Sacramento County Superior Court (Case No. 03CS01503). This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State's General Fund to the SBMA in an amount equal to the continuing appropriation as it existed prior to the enactment of the May legislation. It also seeks injunctive and declaratory relief to the same effect.

ACTIONS SEEKING FLOOD-RELATED DAMAGES

     In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In MCMAHAN
V. STATE, (Sacramento County Superior Court, Case No. 02-AS-06058), a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the flooding. A trial date has been scheduled for July 12, 2004. The State is vigorously defending the action.

     PATERNO V. STATE OF CALIFORNIA is a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals of the decision in the sample plaintiffs' action, and upon remand, plaintiffs' inverse condemnation cause of action was re-tried. The trial court ruled that plaintiffs take nothing from defendants. The outcome of this trial controls with regard to the claims of all other plaintiffs. Plaintiffs filed an appeal with the Court of Appeal (Third Appellate District, Case No. CO40553), and oral argument is presently scheduled for November 19, 2003.

TAX REFUND CASES

     The State has prevailed at the trial court, and following appeal, in two refund actions, CALIFORNIA ASSN. OF RETAIL TOBACCONISTS (CART), ET AL. V. BOARD OF EQUALIZATION, ET AL., AND CIGARETTES CHEAPER!, ET AL. V. BOARD OF EQUALIZATION, ET AL. (consolidated as Court of Appeal, Forth Appellate District, Division 1, Case No. D037599). On September 24, 2003, the California Supreme Court denied the plaintiffs' petitions for review (CALIFORNIA ASSN. OF RETAIL TOBACCONISTS V. STATE OF CALIFORNIA, Case No. S117618). The plaintiffs challenge the constitutionality of Proposition 10, which established the Children and Families Commission ("CFC") and local county commissions and increased the excise tax on tobacco products for the purpose of funding early childhood development programs through the CFC and local commissions. Plaintiffs contend Proposition 10 is unconstitutional under various provisions of the California Constitution, levies an impermissible double tax on certain tobacco products, and violates numerous other provisions of law. It is not yet known whether plaintiffs will seek review by the United States Supreme Court. Any petition must be filed within 90 days after the date review was denied by the California Supreme Court. There is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved.

     Four pending cases allege that Revenue and Tax Code section 24402 ("Section 24402"), which establishes a corporate tax deduction for dividends received that are based on the amount of the dividend-paying corporation's income subject to California franchise taxes, violates the commerce clause of the United States Constitution. MONTGOMERY WARD LLC V. FRANCHISE TAX BOARD is pending in the San Diego Superior Court (Case No. 802767). In MICROSOFT CORPORATION V. FRANCHISE TAX BOARD (San Francisco County Superior Court, Case No. 400 444), the trial court issued a proposed statement of decision, ruling against the Franchise Tax Board in which the court failed to discuss Section 24402. A request for further exposition of the decision has been filed. In GENERAL MOTORS CORP. V. FRANCHISE TAX BOARD (Court of Appeal, Second Appellate District, Division 2, Case No. B165665) the trial court determined that Section 24402 violates the commerce clause and the Franchise Tax Board has appealed. In FARMER BROTHERS COMPANY V. FRANCHISE TAX BOARD, the trial court also determined that Section 24402 violates the commerce clause and, on appeal, the Second Appellate District, Division 1, affirmed the trial court's decision (Case No. B160061). On August 27, 2003, the California Supreme Court denied the Board's petition for review. A decision as to whether to seek a writ of certiorari from the United States Supreme Court must be made within 90 days of that denial. No decision has been made to date. A final decision adverse to the State in any of these cases could ultimately result in refunds of approximately $400 million to similarly situated taxpayers, with an ongoing annual loss of revenue of approximately $60 million. The State is vigorously litigating this issue.

     Five pending cases challenge the Franchise Tax Board's treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligation. Three of these cases are also cases in which Revenue and Tax Code section 24402 has been challenged, as discussed in the previous paragraph. MONTGOMERY WARD LLC V. FRANCHISE TAX BOARD is pending in the San Diego Superior Court (Case No. 802767. TOYS "R" US, INC.
V. FRANCHISE TAX BOARD is pending in Sacramento County Superior Court (Case No. 01-AS-04316). The TOYS "R" US trial court has issued a tentative decision in favor of the Franchise Tax Board, but a final judgment has not been issued. THE LIMITED STORES, INC. AND AFFILIATES V. FRANCHISE TAX BOARD is pending in the Court of Appeal, First District (Case No. A102915) and GENERAL MOTORS CORP. V. FRANCHISE TAX BOARD is pending in the Court of Appeal, Second Appellate District, Division 2 (Case No. B165665). The trial courts in both THE LIMITED STORES and GENERAL MOTORS ruled in favor of the Franchise Tax Board on this issue. In MICROSOFT CORPORATION V. FRANCHISE TAX BOARD (San Francisco County Superior Court, Case No. 400 444) the trial court issued a proposed statement of decision, ruling against the Franchise Tax Board. A request for further exposition of the decision has been filed. Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $500 million, with a potential future annual revenue loss of $50 million. The State is vigorously litigating this issue.

     In EISENHOWER MEDICAL CENTER, ET AL. V. STATE BOARD OF EQUALIZATION (San Francisco Superior Court, Case No. 994985), 117 hospitals claim that certain intravenous sets and diagnostic substances are "medicines" within the meaning of the Revenue and Tax Code, and thus are exempt from sales and use taxes. The State Board of Equalization ("SBE") does not consider intravenous sets (other than those used primarily for feeding) and diagnostic substances to be medicines and, therefore, those items are subject to sales and use taxes. The trial court ruled in favor of the SBE, and an appeal is expected. Due to a retroactive regulatory change that the SBE adopted during the pendency of this case, specified types of enteral feeding supplies are now exempt from sales and use taxes. Therefore, even if the State prevails on appeal, refunds will be required in the amount of approximately $10 million. Should the plaintiffs ultimately prevail on all contested issues, estimated refunds to plaintiffs and others similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.

     In COUNTY OF ORANGE V. ORANGE COUNTY ASSESSMENT APPEALS BOARD #3; BEZAIRE, ET AL., REAL PARTIES IN INTEREST, (Orange County Superior Court, Case No. 00CC003385), the trial court determined that the Orange County assessor's office received property taxes from two taxpayers in excess of the amounts collectable under Article XIIIA of the California Constitution (sometimes referred to as "Proposition 13"). The plaintiffs' legal claim focuses on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. The Orange County Superior Court ruled in favor of the plaintiffs in December 2001. That decision was appealed and oral argument is scheduled for December 16, 2003 in the Court of Appeal, Fourth Appellate District. The effects of a final determination by an appellate court that the contested assessment practices are contrary to Proposition 13 could result in an increase in the State general fund component of the financing guarantee to public schools established by Proposition 98 (see "STATE FINANCES--Proposition 98") in an amount in excess of several billion dollars.

ENVIRONMENTAL CLEANUP MATTER

     In a federal Environmental Protection Agency ("U.S. EPA") administrative abatement action entitled IN THE MATTER OF: LEVIATHAN MINE, ALPINE COUNTY, CALIFORNIA, REGIONAL WATER QUALITY CONTROL BOARD, LAHONTAN REGION, STATE OF CALIFORNIA (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board ("Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site. Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA

"Superfund" List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The Board has undertaken certain remedial action at the mine site, but the U.S. EPA's decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking damages against the State which was formerly named the Board of Control, the "Government Claims Board"), but litigation on these claims have been tolled by agreement of the parties until at least October, 2004. It is possible these matters could result in a potential loss to the State in excess of $400 million.

ENERGY-RELATED MATTERS

     In PEOPLE V. ACN ENERGY, INC., ET AL. (Sacramento County Superior Court, Case No. 01AS05497), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor's issuance of executive orders, under the California Emergency Service Act, "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison ("SCE"), referred to as "block forward contracts." In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the Department of Water Resources for electricity received under the "commandeered" "block forward contracts." Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E, Reliant Energy Services, Dynegy Power Marketing, Williams Energy Services, Sempra Energy Trading, the California Power Exchange, Mirant Americas Energy, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203, in Sacramento County Superior Court. In an administrative proceeding action before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for "commandeering" the "block forward contracts" in the amount of approximately $1 billion.

     PACIFIC GAS AND ELECTRIC COMPANY V. THE STATE OF CALIFORNIA is now pending in the Court of Appeal, Third Appellate District (Case No. C043507). In the trial court, PG&E filed a complaint for breach of contract alleging that statutes enacted in 1996 as part of the restructuring of the electric power industry in California ("AB 1890") established a "regulatory contract" between the State and PG&E that authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that by amending AB 1890 in 2001, the State deprived PG&E of the right to such sales and thereby breached that "regulatory contract." PG&E's complaint sought damages in an amount to be proven, but in an administrative proceeding before the Government Claims Board, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action. The trial court sustained the demurrer of the State without leave to amend, dismissing the lawsuit. The pending action is PG&E's appeal of that dismissal.

ESCHEATED PROPERTY CLAIMS

     In five pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time the Controller sells property that has escheated to the State (in these cases, shares of stock): FONG V. CONNELL (Court of Appeal, Third District, Case No. C042007); HARRIS V. CONNELL (Court of Appeal, Second District, Case No. B160741); LUSBY-TAYLOR V. CONNELL (U.S. Court of Appeals for the Ninth Circuit, Case No. 02-16511); ORFIELD V. CONNELL (Los Angeles County Superior Court, Case No. BC288429); and SUEVER V. CONNELL (United States District Court, Northern District, Case No. C03-001556). The plaintiffs also claim that the Controller failed to comply with statutory notice requirements when it first received property that had escheated to the State. The plaintiffs seek damages, which the Fong plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the Controller sold the stock and the present. All of these cases, except Fong are styled as class actions, though in Lusby-Taylor and Harris, that issue was not determined prior to the trial court decisions that are being appealed. If one or more of these cases are successful as a class action and the class ultimately prevails on the merits, damages for the class could be in excess of $500 million. The State has prevailed at the trial court in Fong, Harris and Lusby-Taylor. Both Suever and Orfield are in the early stages of litigation in the trial court. The State is vigorously defending all of these actions.

ACTION SEEKING DAMAGES FOR ALLEGED VIOLATIONS OF PRIVACY RIGHTS

     In GAIL MARIE HARRINGTON-WISELY, ET AL. V. STATE OF CALIFORNIA, ET AL., (Los Angeles County Superior Court, Case No. BC 227373), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. If this action is certified as a class action, and a court were to award damages pursuant to the California Civil Code for every use of the body imaging machine, damages could be as high as $3 billion. The State is vigorously defending this action.

ACTIONS SEEKING PROGRAM MODIFICATIONS

     In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $400 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

     In WILLIAMS, ET AL., V. STATE OF CALIFORNIA, ET AL., (San Francisco County Superior Court, Case No. 312236), a class action for declaratory relief and injunction brought by public school students against the State, the Board of Education, and Department of Education and the Superintendent of Public Instruction, the class alleges inadequacies in the public education system and seeks a variety of programmatic changes to the system including elimination of some types of multi-track, year-round school schedules. The State is vigorously defending this action. Trial is set for August 30, 2004.

     In NATURAL RESOURCES DEFENSE COUNCIL ET AL., V. CALIFORNIA DEPARTMENT OF TRANSPORTATION ET AL., (United States District Court, Central District, Case No. 93-6073-ER- (JRX)), plaintiffs obtained an injunction requiring the Department of Transportation (the "Department") to comply with National Pollution Discharge Elimination System ("NPDES") requirements under the federal Clean Water Act ("Act") in connection with storm water discharges from State highways and construction sites in an area that includes most of Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of the pilot projects and studies will be implemented. Plaintiffs' position is that the Department should be required to retrofit its facilities to treat storm water, regardless of whether any construction is otherwise planned in any given area. For planning purposes, the Department is including an additional 3 percent in the cost of future statewide construction and maintenance projects to pay for compliance measures. This 3 percent increase amounts to $500 million through fiscal year 2006-07. While the impact of a judgment of the scope sought by plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.

     The following three cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State defendants in any of these cases could be as high as $1 billion per year in programmatic costs going forward. The State is vigorously defending these actions.

     In CHARLES DAVIS, ET AL. V. CALIFORNIA HEALTH AND HUMAN SERVICES AGENCY, ET AL., (United States District Court - Northern District, Case No. C00-2532 SBA), the plaintiffs brought a class action under a number of federal acts, including the ADA, seeking declaratory and injunctive relief. Plaintiffs allege that disabled persons institutionalized at San Francisco's Laguna Honda Hospital, a 1,200 bed skilled nursing facility, who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. A settlement has been reached in this matter which, if approved by the court, will result in a State department revising its assessment tool for residents of nursing homes to focus on the propriety of community placement. The parties have agreed that plaintiffs' non-assessment claims will be dismissed without prejudice to plaintiffs' ability to re-file their action once the assessment process is in place. In the event the assessment tool changes are not sufficiently funded, plaintiffs may re-file those claims pertaining to assessment as well.

     In STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON, ET AL., (United States District Court - Northern District, Case No. C-00-01593 CW), the plaintiffs have brought a class action seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA, and violate the Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The court has issued interim rulings on plaintiffs' ADA and Rehabilitation Act claims, finding that the State has a "comprehensive, effectively working plan" for the de-institutionalization of persons with developmental disabilities." The undetermined allegations remain before the court, and these interim rulings are subject to appeal.

     In CAPITOL PEOPLE FIRST V. DEPARTMENT OF DEVELOPMENTAL SERVICES (Alameda County Superior Court, Case No. 2002-038715) a consortium of state and national law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lanterman Act, the ADA, and section 504 of the Rehabilitation Act by defendants needlessly isolate thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

MEDICALLY INDIGENT ADULT MANDATE CLAIMS

     In 1997, the California Supreme Court ruled, in a challenge by the County of San Diego, that by excluding medically indigent adults ("MIAs") from Medi-Cal, the State had mandated a new program on the counties within the meaning of Article XIIIB, section 6 of the California Constitution. The Court sent the matter back to the Commission on State Mandates (the "Commission") to decide whether and by what amount the County of San Diego had been forced to incur costs for the care of MIAs in excess of funds provided by the State. The County of San Diego appealed from an adverse Commission decision. The appeal was based on facts specific to County of San Diego. On September 24, 2003, in an unpublished decision, the Court of Appeal (COUNTY OF SAN DIEGO V. COMMISSION ON STATE MANDATES ET AL. (Sept. 24, 2003) D039471) ruled in favor of the County of San Diego on certain of its claims and determined that the State owed the County of San Diego $3.4 million for medical services rendered to MIAs during the two-year period (1991-1992). This decision may be appealed.

     The Commission has taken the position that it would be bound to apply the holding of the San Diego case to any new claim for prospective relief brought by any county as a "test claim." Currently, there is a test claim pending before the Commission that was filed by the County of San Bernardino, relating to the same mandate (Medically Indigent Adults, 01-TC-26 County of San Bernardino, Claimant, Statutes 1982, Chapters 328 and 1594). The amount demanded in the claim for unreimbursed costs for fiscal year 2000-2001 is just over $9.2 million.

     The County of San Diego case, together with a test claim on the same subject filed by the County of San Bernardino, poses a potential for a negative impact on the General Fund in the amount of the unreimbursed costs for all similarly situated claimants, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be "unreimbursed" to the counties by the State is unknown. Currently the counties receive approximately $1.3 billion in vehicle license fee revenue and $2.3 billion in sales tax revenue to fund various social services, public health and mental health programs which include the programs that provide services to MIAs.

     The determination of how much of the MIA mandate is "unreimbursed" is likely to be impacted by the fact that the vehicle license fee revenue now available to counties may be terminated as a result of the San Diego decision. In 1991 the Legislature increased the vehicle license fee and dedicated a portion of it to cover costs incurred by the counties for various social programs, including the cost of caring for MIAs. This legislation includes so-called "poison pill" provisions that, by their terms, eliminate the counties' vehicle license fee revenue source if a final appellate court decision holds that the legislation transferring responsibility for providing services to MIAs from the State to the counties established a reimbursable state mandate. Related 1991 legislation also authorized the sales tax increment from which the counties pay, among other costs, the cost of caring for MIAs, and established "poison pill" provisions relating to that sale tax increment. These "poison pill" provisions provide that, in the event a final appellate court decision holds that the legislation transferring responsibility for providing services to MIAs from the State to the counties established a reimbursable state mandate, the sales tax increment revenues are to be paid to the General Fund. This could increase the State's Proposition 98 funding guarantee (See "STATE FINANCES -- Proposition 98"), which, ultimately, could have the effect under certain "poison pill" provisions, of eliminating the sales tax increment.

                                STATE DEBT TABLES

     The tables which follow provide information on outstanding State debt, authorized but unissued general obligation bonds and commercial paper notes, debt service requirements for State general obligation and lease-purchase bonds, and authorized and outstanding State revenue bonds. For purposes of these tables, "General Fund bonds," also known as "non-self liquidating bonds," are general obligation bonds expected to be paid from the General Fund without reimbursement from any other fund. Although the principal of general obligation commercial paper notes in the "non-self liquidating" category is legally payable from the General Fund, the State expects that principal of such commercial paper notes will be paid only from the issuance of new commercial paper notes or the issuance of long-term general obligation bonds to retire the commercial paper notes. Interest on "non-self liquidating" general obligation commercial paper notes is payable from the General Fund.

     "Enterprise Fund bonds," also known as "self liquidating bonds," are general obligation bonds for which program revenues are expected to be sufficient to reimburse in full the General Fund for debt service payments, but any failure to make such a reimbursement does not affect the obligation of the State to pay principal and interest on the bonds from the General Fund.

As of October 1, 2003, the State did not have any General Obligation Commercial Paper Notes outstanding.

The State expects to issue $1,800,000,000 of general obligation bonds on November 13, 2003.

The State Public Works Board expects to issue $430,990,000 of lease revenue bonds on December 2, 2003.

                      SCHEDULE OF DEBT SERVICE REQUIREMENTS
                             FOR LEASE-PURCHASE DEBT
                              AS OF OCTOBER 1, 2003

FISCAL
YEAR                                                       CURRENT DEBT
ENDING                           ------------------------------------------------------------------
JUNE 30                                INTEREST             PRINCIPAL (a)              TOTAL
---------------------------------------------------------------------------------------------------
2004                             $     271,725,333.60   $     239,466,935.00   $     511,192,268.60(b)
2005                                   338,647,584.05         352,499,507.20         691,147,091.25
2006                                   318,759,840.18         372,167,554.60         690,927,394.78
2007                                   305,084,065.59         325,083,920.44         630,167,986.03
2008                                   285,872,258.35         333,426,787.98         619,299,046.33
2009                                   273,102,770.44         355,352,732.44         628,455,502.88
2010                                   249,521,652.75         343,906,633.76         593,428,286.51
2011                                   220,648,653.93         356,525,000.00         577,173,653.93
2012                                   201,992,986.81         339,905,000.00         541,897,986.81
2013                                   184,141,396.45         348,730,000.00         532,871,396.45
2014                                   165,903,553.81         351,695,000.00         517,598,553.81
2015                                   147,011,187.52         370,285,000.00         517,296,187.52
2016                                   127,321,451.24         351,465,000.00         478,786,451.24
2017                                   108,189,006.84         356,390,000.00         464,579,006.84
2018                                    89,324,937.16         370,915,000.00         460,239,937.16
2019                                    70,168,719.33         329,125,000.00         399,293,719.33
2020                                    52,930,040.95         299,100,000.00         352,030,040.95
2021                                    38,665,705.74         232,490,000.00         271,155,705.74
2022                                    26,543,126.24         202,365,000.00         228,908,126.24
2023                                    17,687,221.62         147,280,000.00         164,967,221.62
2024                                    11,178,852.00          56,075,000.00          67,253,852.00
2025                                     8,216,555.00          59,035,000.00          67,251,555.00
2026                                     5,574,756.25          45,215,000.00          50,789,756.25
2027                                     3,273,798.75          47,475,000.00          50,748,798.75
2028                                       922,862.50          34,170,000.00          35,092,862.50
TOTAL                            $   3,522,408,317.10   $   6,620,144,071.42   $  10,142,552,388.52

----------
(a) Includes scheduled mandatory sinking fund payments.
(b) Total represents the remaining debt service requirements from November 1, 2003 through June 30, 2004.

SOURCE: State of California, Office of the Treasurer.

               AUTHORIZED AND OUTSTANDING GENERAL OBLIGATION BONDS

                              AS OF OCTOBER 1, 2003
                                   (THOUSANDS)

                                                                                     VOTER AUTHORIZATION
                                                                                 ---------------------------      BONDS
                                                                                     DATE          AMOUNT     OUTSTANDING (a)
-----------------------------------------------------------------------------------------------------------------------------
GENERAL FUND BONDS (NON-SELF LIQUIDATING)
California Clean Water, Clean Air, Safe Neighborhood Parks, and Coastal
  Protection Act of 2002                                                           3/5/2002     $  2,600,000   $     41,830
California Library Construction and Renovation Bond Act of 1988                   11/8/1988           75,000         46,570
California Library Construction and Renovation Bond Act of 2000                    3/7/2000          350,000          4,530
California Park and Recreational Facilities Act of 1984                            6/5/1984          370,000        121,705
California Parklands Act of 1980                                                  11/4/1980          285,000         26,550
California Safe Drinking Water Bond Law of 1976                                    6/8/1976          175,000         37,030
California Safe Drinking Water Bond Law of 1984                                   11/6/1984           75,000         24,720
California Safe Drinking Water Bond Law of 1986                                   11/4/1986          100,000         57,790
California Safe Drinking Water Bond Law of 1988                                   11/8/1988           75,000         49,015
California Wildlife, Coastal, and Park Land Conservation Act of 1988               6/7/1988          776,000        396,050
Class Size Reduction Public Education Facilities Bond Act of 1998 (Hi Ed)         11/3/1998        2,500,000      1,790,920
Class Size Reduction Public Education Facilities Bond Act of 1998 (K-12)          11/3/1998        6,700,000      5,941,750
Clean Air and Transportation Improvement Bond Act of 1990                          6/5/1990        1,990,000      1,305,715
Clean Water and Water Conservation Bond Law of 1978                                6/6/1978          375,000         34,470
Clean Water and Water Reclamation Bond Law of 1988                                11/8/1988           65,000         46,000
Clean Water Bond Law of 1970                                                      11/3/1970          250,000          4,000
Clean Water Bond Law of 1974                                                       6/4/1974          250,000          8,165
Clean Water Bond Law of 1984                                                      11/6/1984          325,000         77,000
Community Parklands Act of 1986                                                    6/3/1986          100,000         39,685
County Correctional Facility Capital Expenditure and Youth Facility Bond
  Act of 1988                                                                     11/8/1988          500,000        296,545
County Correctional Facility Capital Expenditure Bond Act of 1986                  6/3/1986          495,000        205,350
County Jail Capital Expenditure Bond Act of 1981                                  11/2/1982          280,000         54,225
County Jail Capital Expenditure Bond Act of 1984                                   6/5/1984          250,000         47,250
Earthquake Safety and Public Buildings Rehabilitation Bond Act of 1990             6/5/1990          300,000        205,740
Fish and Wildlife Habitat Enhancement Act of 1984                                  6/5/1984           85,000         24,240
Hazardous Substance Cleanup Bond Act of 1984                                      11/6/1984          100,000          7,000
Higher Education Facilities Bond Act of 1986                                      11/4/1986          400,000        126,000
Higher Education Facilities Bond Act of 1988                                      11/8/1988          600,000        293,575
Higher Education Facilities Bond Act of June 1990                                  6/5/1990          450,000        251,490
Higher Education Facilities Bond Act of June 1992                                  6/2/1992          900,000        646,345
Housing and Emergency Shelter Trust Fund Act of 2002                              11/5/2002        2,100,000              0
Housing and Homeless Bond Act of 1990                                              6/5/1990          150,000          6,410
Kindergarten - University Public Education Facilities Bond Act of 2002 (K-12)     11/5/2002       11,400,000      3,945,990
Kindergarten - University Public Education Facilities Bond Act of 2002 (Hi-Ed)    11/5/2002        1,650,000         15,320
Lake Tahoe Acquisitions Bond Act                                                   8/2/1982           85,000         25,740

                                                                                  CP PROGRAM
                                                                                 AUTHORIZED (b)    UNISSUED (c)
----------------------------------------------------------------------------------------------------------------
GENERAL FUND BONDS (NON-SELF LIQUIDATING)
California Clean Water, Clean Air, Safe Neighborhood Parks, and Coastal
  Protection Act of 2002                                                         $      220,810   $    2,337,360
California Library Construction and Renovation Bond Act of 1988                               0            2,595
California Library Construction and Renovation Bond Act of 2000                          48,250          297,200
California Park and Recreational Facilities Act of 1984                                    n.a.            1,100
California Parklands Act of 1980                                                           n.a.                0
California Safe Drinking Water Bond Law of 1976                                            n.a.            2,500
California Safe Drinking Water Bond Law of 1984                                            n.a.                0
California Safe Drinking Water Bond Law of 1986                                            n.a.                0
California Safe Drinking Water Bond Law of 1988                                           5,100            2,000
California Wildlife, Coastal, and Park Land Conservation Act of 1988                       n.a.            7,330
Class Size Reduction Public Education Facilities Bond Act of 1998 (Hi Ed)               675,755                0
Class Size Reduction Public Education Facilities Bond Act of 1998 (K-12)                505,445                0
Clean Air and Transportation Improvement Bond Act of 1990                               242,490           40,925
Clean Water and Water Conservation Bond Law of 1978                                        n.a.                0
Clean Water and Water Reclamation Bond Law of 1988                                            0                0
Clean Water Bond Law of 1970                                                               n.a.                0
Clean Water Bond Law of 1974                                                               n.a.                0
Clean Water Bond Law of 1984                                                               n.a.                0
Community Parklands Act of 1986                                                            n.a.                0
County Correctional Facility Capital Expenditure and Youth Facility Bond
  Act of 1988                                                                                 0                0
County Correctional Facility Capital Expenditure Bond Act of 1986                          n.a.                0
County Jail Capital Expenditure Bond Act of 1981                                           n.a.                0
County Jail Capital Expenditure Bond Act of 1984                                           n.a.                0
Earthquake Safety and Public Buildings Rehabilitation Bond Act of 1990                   59,450                0
Fish and Wildlife Habitat Enhancement Act of 1984                                          n.a.            3,000
Hazardous Substance Cleanup Bond Act of 1984                                               n.a.                0
Higher Education Facilities Bond Act of 1986                                               n.a.                0
Higher Education Facilities Bond Act of 1988                                              3,440            7,000
Higher Education Facilities Bond Act of June 1990                                         2,130                0
Higher Education Facilities Bond Act of June 1992                                         8,010              270
Housing and Emergency Shelter Trust Fund Act of 2002                                    980,000        1,120,000
Housing and Homeless Bond Act of 1990                                                      n.a.                0
Kindergarten - University Public Education Facilities Bond Act of 2002 (K-12)         7,454,010                0
Kindergarten - University Public Education Facilities Bond Act of 2002 (Hi-Ed)          266,680        1,368,000
Lake Tahoe Acquisitions Bond Act                                                           n.a.                0

                                                                             VOTER AUTHORIZATION
                                                                         ---------------------------       BONDS
                                                                             DATE          AMOUNT      OUTSTANDING (a)
----------------------------------------------------------------------------------------------------------------------
New Prison Construction Bond Act of 1981                                   6/8/1982     $    495,000   $       44,250
New Prison Construction Bond Act of 1984                                   6/5/1984          300,000           37,500
New Prison Construction Bond Act of 1986                                  11/4/1986          500,000          168,820
New Prison Construction Bond Act of 1988                                  11/8/1988          817,000          401,130
New Prison Construction Bond Act of 1990                                   6/5/1990          450,000          234,450
Passenger Rail and Clean Air Bond Act of 1990                              6/5/1990        1,000,000          583,680
Public Education Facilities Bond Act of 1996 (K-12)                       3/26/1996        2,025,000        1,704,115
Public Education Facilities Bond Act of 1996 (Hi-Ed)                      3/26/1996          975,000          868,740
1988 School Facilities Bond Act                                           11/8/1988          800,000          417,525
1990 School Facilities Bond Act                                            6/5/1990          800,000          439,915
1992 School Facilities Bond Act                                           11/3/1992          900,000          576,392
Safe, Clean Reliable Water Supply Act of 1996                             11/5/1996          995,000          462,425
Safe Drinking Water Bond Act of 2000                                       3/7/2000        1,970,000          329,600
Safe Neighborhood Parks Bond Act of 2000                                   3/7/2000        2,100,000          711,005
School Building and Earthquake Bond Act of 1974                           11/5/1974           40,000           30,655
School Facilities Bond Act of 1988                                         6/7/1988          800,000          370,480
School Facilities Bond Act of 1990                                        11/6/1990          800,000          475,570
School Facilities Bond Act of 1992                                         6/2/1992        1,900,000        1,175,450
Seismic Retrofit Bond Act of 1996                                         3/26/1996        2,000,000        1,604,580
Senior Center Bond Act of 1984                                            11/6/1984           50,000            7,250
State Beach, Park, Recreational and Historical Facilities Bonds            6/4/1974          250,000              495
State School Building Lease-Purchase Bond Law of 1982                     11/2/1982          500,000           22,685
State School Building Lease-Purchase Bond Law of 1984                     11/6/1984          450,000          102,500
State School Building Lease-Purchase Bond Law of 1986                     11/4/1986          800,000          266,800
State, Urban, and Coastal Park Bond Act of 1976                           11/2/1976          280,000           13,505
Veterans' Homes Bond Act of 2000                                           3/7/2000           50,000                0
Voting Modernization Bond Act of 2002                                      3/5/2002          200,000                0
Water Conservation and Water Quality Bond Law of 1986                      6/3/1986          150,000           68,780
Water Conservation Bond Law of 1988                                       11/8/1988           60,000           37,280
Water Security, Clean Drinking Water, Coastal and Beach Protection        11/5/2002        3,440,000           72,670
Act of 2002
TOTAL GENERAL FUND BONDS                                                                $ 63,078,000   $   27,432,962
ENTERPRISE FUND BONDS (SELF LIQUIDATING)
California Water Resources Development Bond Act of 1959                   11/8/1960     $  1,750,000   $      806,940
Veterans Bonds                                                               (d)           4,510,000        1,864,025
TOTAL ENTERPRISE FUND BONDS                                                             $  6,260,000   $    2,670,965
TOTAL GENERAL OBLIGATION BONDS                                                          $ 69,338,000   $   30,103,927

                                                                                  CP PROGRAM
                                                                                 AUTHORIZED (b)    UNISSUED (c)
----------------------------------------------------------------------------------------------------------------
New Prison Construction Bond Act of 1981                                         $         n.a.   $            0
New Prison Construction Bond Act of 1984                                                   n.a.                0
New Prison Construction Bond Act of 1986                                                   n.a.            1,500
New Prison Construction Bond Act of 1988                                                      0           12,260
New Prison Construction Bond Act of 1990                                                  6,125                0
Passenger Rail and Clean Air Bond Act of 1990                                            10,565                0
Public Education Facilities Bond Act of 1996 (K-12)                                      46,790                0
Public Education Facilities Bond Act of 1996 (Hi-Ed)                                     29,630            8,700
1988 School Facilities Bond Act                                                           2,665                0
1990 School Facilities Bond Act                                                           2,990                0
1992 School Facilities Bond Act                                                           6,614                0
Safe, Clean Reliable Water Supply Act of 1996                                           281,165          226,000
Safe Drinking Water Bond Act of 2000                                                    756,147          873,800
Safe Neighborhood Parks Bond Act of 2000                                                259,100        1,117,000
School Building and Earthquake Bond Act of 1974                                            n.a.                0
School Facilities Bond Act of 1988                                                         n.a.                0
School Facilities Bond Act of 1990                                                        2,550                0
School Facilities Bond Act of 1992                                                       17,290                0
Seismic Retrofit Bond Act of 1996                                                       269,645                0
Senior Center Bond Act of 1984                                                             n.a.                0
State Beach, Park, Recreational and Historical Facilities Bonds                            n.a.                0
State School Building Lease-Purchase Bond Law of 1982                                      n.a.                0
State School Building Lease-Purchase Bond Law of 1984                                      n.a.                0
State School Building Lease-Purchase Bond Law of 1986                                      n.a.                0
State, Urban, and Coastal Park Bond Act of 1976                                            n.a.                0
Veterans' Homes Bond Act of 2000                                                         45,000            5,000
Voting Modernization Bond Act of 2002                                                   155,000           45,000
Water Conservation and Water Quality Bond Law of 1986                                      n.a.           27,600
Water Conservation Bond Law of 1988                                                       6,266            5,234
Water Security, Clean Drinking Water, Coastal and Beach Protection Act of 2002        1,259,430        2,107,900
TOTAL GENERAL FUND BONDS                                                         $   13,628,542   $    9,619,274
ENTERPRISE FUND BONDS (SELF LIQUIDATING)
California Water Resources Development Bond Act of 1959                          $         n.a.   $      167,600
Veterans Bonds                                                                                0          605,585
TOTAL ENTERPRISE FUND BONDS                                                      $            0   $      773,185
TOTAL GENERAL OBLIGATION BONDS                                                   $   13,628,542   $   10,392,459

(a) Includes the initial value of capital appreciation bonds rather than the accreted value.
(b) Represents the total amount of commercial paper authorized by Finance Committees that could be issued for new money projects. Of this amount, no more than $2 billion of commercial paper can be issued at any time. Currently, there is $0.00 of commercial paper issued and outstanding. The bond acts marked as "n.a." are not legally permitted to utilize commercial paper, or all bonds were issued before the commercial paper program began.
(c)  Treats full commercial paper authorization as issued; see footnote (b).
(d)  Various dates.

SOURCE: State of California, Office of the Treasurer.

                      SCHEDULE OF DEBT SERVICE REQUIREMENTS
                  FOR GENERAL FUND GENERAL OBLIGATION BONDS (a)
                             (NON-SELF LIQUIDATING)
                              AS OF OCTOBER 1, 2003

FISCAL
YEAR                                                        CURRENT DEBT
ENDING                           ------------------------------------------------------------------
JUNE 30                                INTEREST             PRINCIPAL (b)              TOTAL
---------------------------------------------------------------------------------------------------
2004                             $     836,259,033.53   $     286,555,000.00   $   1,122,814,033.53(c)
2005                                 1,357,591,057.59       1,244,789,388.71       2,602,380,446.30
2006                                 1,283,636,860.00       1,173,910,000.00       2,457,546,860.00
2007                                 1,214,666,425.93       1,204,445,000.00       2,419,111,425.93
2008                                 1,149,031,802.93       1,331,543,078.31       2,480,574,881.24
2009                                 1,075,729,153.75       1,344,375,000.00       2,420,104,153.75
2010                                 1,000,681,073.06       1,395,720,000.00       2,396,401,073.06
2011                                   925,998,656.09       1,358,369,045.16       2,284,367,701.25
2012                                   848,660,462.55       1,000,470,000.00       1,849,130,462.55
2013                                   796,713,063.75         862,130,000.00       1,658,843,063.75
2014                                   754,204,683.39         739,730,000.00       1,493,934,683.39
2015                                   717,751,867.19         750,140,000.00       1,467,891,867.19
2016                                   678,328,795.21         685,515,000.00       1,363,843,795.21
2017                                   641,361,433.35         718,375,000.00       1,359,736,433.35
2018                                   604,119,507.23         742,660,000.00       1,346,779,507.23
2019                                   565,254,157.25         789,615,000.00       1,354,869,157.25
2020                                   524,243,981.00         817,080,000.00       1,341,323,981.00
2021                                   482,907,432.25         766,515,000.00       1,249,422,432.25
2022                                   443,367,368.50         902,960,000.00       1,346,327,368.50
2023                                   395,806,562.70         913,720,000.00       1,309,526,562.70
2024                                   350,253,835.34         785,265,000.00       1,135,518,835.34
2025                                   310,641,239.08         845,680,000.00       1,156,321,239.08
2026                                   267,484,176.34         817,740,000.00       1,085,224,176.34
2027                                   226,226,882.59         819,105,000.00       1,045,331,882.59
2028                                   184,450,249.09         858,235,000.00       1,042,685,249.09
2029                                   141,378,340.00         769,830,000.00         911,208,340.00
2030                                   102,320,895.75         820,835,000.00         923,155,895.75
2031                                    61,155,454.50         529,160,000.00         590,315,454.50
2032                                    36,236,695.00         452,070,000.00         488,306,695.00
2033                                    14,202,037.50         306,425,000.00         320,627,037.50
TOTAL                            $  17,990,663,182.44   $  26,032,961,512.18   $  44,023,624,694.62

(a) Does not include debt service payments on $1,400,000,000 State of California General Obligation Variable Rate Bonds due 2033.
(b) Includes scheduled mandatory sinking fund payments.
(c) Total represents the remaining debt service requirements from November 1, 2003 through June 30, 2004.

SOURCE: State of California, Office of the Treasurer.

                          STATE PUBLIC WORKS BOARD AND
                         OTHER LEASE-PURCHASE FINANCING
                               OUTSTANDING ISSUES

                                 OCTOBER 1, 2003

NAME OF ISSUE                                                       OUTSTANDING
---------------------------------------------------------------------------------
GENERAL FUND SUPPORTED ISSUES:

STATE PUBLIC WORKS BOARD
California Community Colleges                                     $   536,530,000
Department of the Youth Authority                                      17,320,000
Department of Corrections *                                         2,284,626,689
Energy Efficiency Program (Various State Agencies) (a)                 74,770,000
The Regents of The University of California *(b)                    1,151,602,382
Trustees of The California State University                           584,005,000
Various State Office Buildings                                      1,093,130,000
TOTAL STATE PUBLIC WORKS BOARD ISSUES                             $ 5,741,984,071

TOTAL OTHER STATE BUILDING LEASE PURCHASE ISSUES (c)              $   878,160,000
TOTAL GENERAL FUND SUPPORTED ISSUES                               $ 6,620,144,071

SPECIAL FUND SUPPORTED ISSUES:

East Bay State Building Authority Certificates of Participation
(State of California Department of Transportation) *              $    67,047,955
San Bernardino Joint Powers Financing Authority
(State of California Department of Transportation)                     55,380,000
San Francisco State Building Authority
(State of California Department of General Services Lease) (d)         38,685,000
TOTAL SPECIAL FUND SUPPORTED ISSUES                               $   161,112,955

TOTAL                                                             $ 6,781,257,026

* Includes the initial value of capital appreciation bonds rather than the accreted value.

(a)  This program is self-liquidating based on energy cost savings.
(b) The Regents' obligations to the State Public Works Board are payable from lawfully available funds of The Regents which are held in The Regents' treasury funds and are separate from the State General Fund. A portion of The Regents' annual budget is derived from General Fund appropriations.
(c) Includes $180,450,000 Sacramento City Financing Authority Lease Revenue Bonds State of California - Cal EPA Building, 1998 Series A, which are supported by lease rentals from the California Environmental Protection Agency; these rental payments are subject to annual appropriation by the State Legislature.
(d)  The sole tenant is the California Public Utilities Commission.

SOURCE: State of California, Office of the Treasurer.

                      SCHEDULE OF DEBT SERVICE REQUIREMENTS
                  FOR ENTERPRISE FUND GENERAL OBLIGATION BONDS
                               (SELF LIQUIDATING)
                              AS OF OCTOBER 1, 2003

FISCAL
YEAR                                                       CURRENT DEBT
ENDING                           ------------------------------------------------------------------
JUNE 30                                 INTEREST            PRINCIPAL (a)             TOTAL
---------------------------------------------------------------------------------------------------
2004                             $     119,440,515.65   $      66,065,000.00   $     185,505,515.65(b)
2005                                   145,344,837.25         131,840,000.00         277,184,837.25
2006                                   135,947,998.50         144,455,000.00         280,402,998.50
2007                                   125,907,629.76         156,545,000.00         282,452,629.76
2008                                   115,116,952.29         152,905,000.00         268,021,952.29
2009                                   104,513,601.25         153,725,000.00         258,238,601.25
2010                                    93,545,886.55         168,695,000.00         262,240,886.55
2011                                    83,950,470.77         126,905,000.00         210,855,470.77
2012                                    76,437,886.00         169,860,000.00         246,297,886.00
2013                                    68,092,160.62         171,035,000.00         239,127,160.62
2014                                    60,721,567.25         136,035,000.00         196,756,567.25
2015                                    54,714,273.15         118,935,000.00         173,649,273.15
2016                                    48,788,367.00         122,130,000.00         170,918,367.00
2017                                    42,549,819.39         130,125,000.00         172,674,819.39
2018                                    36,508,729.09         105,235,000.00         141,743,729.09
2019                                    31,151,899.21         101,050,000.00         132,201,899.21
2020                                    26,763,528.05          66,260,000.00          93,023,528.05
2021                                    23,192,791.29          60,385,000.00          83,577,791.29
2022                                    19,895,027.39          56,870,000.00          76,765,027.39
2023                                    17,273,135.76          38,275,000.00          55,548,135.76
2024                                    15,128,625.52          40,535,000.00          55,663,625.52
2025                                    12,831,771.91          43,880,000.00          56,711,771.91
2026                                    10,584,088.75          38,415,000.00          48,999,088.75
2027                                     8,956,152.50          20,745,000.00          29,701,152.50
2028                                     7,987,927.50          14,315,000.00          22,302,927.50
2029                                     6,890,681.25          25,420,000.00          32,310,681.25
2030                                     5,404,392.50          28,100,000.00          33,504,392.50
2031                                     3,892,867.50          25,920,000.00          29,812,867.50
2032                                     2,395,225.00          27,375,000.00          29,770,225.00
2033                                       812,977.50          28,930,000.00          29,742,977.50
TOTAL                            $   1,504,741,786.15   $   2,670,965,000.00   $   4,175,706,786.15

(a)  Includes scheduled mandatory sinking fund payments.
(b) Total represents the remaining debt service requirements from November 1, 2003 through June 30, 2004.

SOURCE: State of California, Office of the Treasurer.

                             OUTSTANDING STATE DEBT
                      FISCAL YEARS 1997-98 THROUGH 2001-02
            (DOLLARS IN THOUSANDS EXCEPT FOR PER CAPITA INFORMATION)

                                               1997-98           1998-99           1999-00           2000-01           2001-02
----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING DEBT (a)
General Obligation Bonds
General Fund (Non-Self Liquidating)        $   14,932,766    $   16,202,211    $   17,869,616    $    20,472,893   $    22,115,362
Enterprise Fund (Self Liquidating)              3,906,950         3,674,020         3,474,900          3,396,215         3,211,310
Total                                      $   18,839,716    $   19,876,231    $   21,344,516    $    23,869,108   $    25,326,672
Lease-Purchase Debt                             6,639,620         6,671,534         6,627,944          6,413,260         6,341,935
Total Outstanding General Obligation
Bonds and Lease-Purchase Debt              $   25,479,336    $   26,547,765    $   27,972,460    $    30,282,368   $    31,668,607

BOND SALES DURING FISCAL YEAR
Non-Self Liquidating General
Obligation Bonds                           $    1,667,820    $    2,294,650    $    2,750,000    $     4,419,665   $     3,905,025
Self Liquidating General
Obligation Bonds                           $      447,535    $       80,000    $      126,500    $       358,625   $       111,325
Lease-Purchase Debt                        $    1,245,190    $      456,410    $      293,235    $       214,585   $       229,105

DEBT SERVICE (b)
Non-Self Liquidating General
Obligation Bonds                           $    1,878,026    $    1,934,628    $    2,045,566    $     2,279,636   $     2,367,570
Lease-Purchase Debt                        $      577,987    $      652,131    $      654,485    $       670,228   $       647,568

GENERAL FUND RECEIPTS (b)                  $   55,261,557    $   58,510,860    $   72,226,473    $    78,330,406   $    66,604,508
Non-Self Liquidating General
Obligation Bonds
Debt Service as a Percentage of
General Fund Receipts                                3.40%             3.31%             2.83%              2.91%             3.55%
Lease-Purchase Debt Service as a
Percentage of General Fund Receipts                  1.05%             1.11%             0.91%              0.86%             0.97%

POPULATION (c)                                 32,451,746        32,861,779        33,417,248         34,039,611        34,729,535
Non-Self Liquidating General
Obligation Bonds Outstanding
Per Capita                                 $       460.15    $       493.04    $       534.74    $        601.44   $        636.79
Lease-Purchase Debt Outstanding
Per Capita                                 $       204.60    $       203.02    $       198.34    $        188.41   $        182.61

PERSONAL INCOME (d)                        $  861,557,000    $  931,627,000    $  997,293,000    $ 1,094,770,000   $ 1,116,602,000
Non-Self Liquidating General
Obligation Bonds Outstanding as
Percentage of Personal Income                        1.73%             1.74%             1.79%              1.87%             1.98%
Lease-Purchase Debt Outstanding as
Percentage of Personal Income                        0.77%             0.72%             0.66%              0.59%             0.57%

(a) As of last day of fiscal year. Includes the initial value of capital appreciation bonds rather than the accreted value.
(b) Calculated on a cash basis; debt service costs of bonds issued in any fiscal year largely appear in subsequent fiscal year.
(c) As of July 1, the beginning of the fiscal year.
(d) Annual Totals: US BEA, revised 1997-2000; DOF Estimated 2001. California Department of Finance.

SOURCES: Population: State of California, Department of Finance Personal Income:
State of California, Department of Finance; United States, Department of Commerce, Bureau of Economic Analysis (BEA) Outstanding Debt, Bonds Sales During Fiscal Year and Debt Service: State of California, Office of the Treasurer. General Fund Receipts: State of California, Office of the State Controller.

                           STATE AGENCY REVENUE BONDS
                              AND CONDUIT FINANCING
                             AS OF DECEMBER 31, 2002

ISSUING AGENCY                                            OUTSTANDING(a)
-------------------------------------------------------------------------
STATE PROGRAMS FINANCING:

California State University                              $    625,118,000
California Transportation Commission                                   --
Department of Water Resources - Central Valley Project      2,398,180,000
Department of Water Resources - Power Supply Program       11,263,500,000
The Regents of the University of California (b)             3,962,335,000
Trade and Commerce Agency                                              --

HOUSING FINANCING:

California Housing Finance Agency                           8,158,493,913
Veterans Revenue Debenture                                    534,040,000

CONDUIT FINANCING:

California Alternative Energy and Advanced
Transportation
Financing Authority                                            58,610,000
California Educational Facilities Authority                 2,632,319,951
California Health Facilities Financing Authority            6,396,805,195
California Infrastructure and Economic Development          1,831,618,173
Bank (c)
California Passenger Rail Financing Commission                         --
California Pollution Control Financing Authority            4,602,162,399
California School Finance Authority                                90,000
California Student Loan Authority                              95,260,000
California Urban Waterfront Area Restoration
Financing Authority                                                    --

TOTAL                                                    $ 42,558,532,631

(a) Totals for California State University, Department of Water Resources-Central Valley Project, and Veterans Revenue Debenture were provided by the State of California, Office of the Treasurer. All other totals were provided by the listed issuing agency.
(b) Includes $319,635,000 in Certificates of Participation.
(c) Does not include $6 billion of "rate reduction bonds" issued by special purpose trusts for the benefit of four investor-owned electric utility companies representing interests in certain electric rate surcharges.

            APPENDIX C- INFORMATION CONCERNING THE STATE OF NEW YORK

  THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF NEW
      YORK. THE STATE OF NEW YORK HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE FUND'S REGISTRATION STATEMENT (INCLUDING THIS
          STATEMENT OF ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE

This Appendix contains the Annual Information Statement of the State of New York
(AIS), as updated or supplemented to the date specified therein. The AIS sets forth information about the financial condition of the State of New York. The State intends to update and supplement that Annual Information Statement further as described therein.

The AIS set forth in this Appendix is dated May 30, 2003 and contains information only through that date. It has been updated on October 30, 2003 for specified information only through that date. This Appendix sets forth the section of the AIS entitled "Current Fiscal Year." The remaining sections of the AIS set out under the headings "Prior Fiscal Year," "Economic and Demographics," "Debt and other Financing Activities," "State Organization," "Authorities and Localities," "Litigation," and "Exhibits" are not included herein. The entire AIS, including such remaining sections, was filed with each Nationally Recognized Municipal Securities Information Repository (NRMSIR). An official copy of the AIS may be obtained by contacting a NRMSIR, or the Division of the Budget, State Capitol, Albany, NY 12224, Tel. (518) 473-8705. An informational copy of the AIS is available on the Internet at http://www.state.ny.us/dob.

                  UPDATE TO ANNUAL INFORMATION STATEMENT (AIS)
                                STATE OF NEW YORK
                                OCTOBER 30, 2003

     This quarterly update (the "Update") to the AIS of the State of New York is dated October 30, 2003 and contains information only through that date. It is the second quarterly update to the AIS of the State of New York dated May 30, 2003. The first update to the AIS was issued on August 7, 2003. The information in this Update is organized into three parts.

     PART I contains information on the State's Financial Plan projections. In
Part I, readers will find:

          1. The Mid-Year Update to the 2003-04 Financial Plan (the "Mid-Year Update") issued by the Division of the Budget (DOB) on October 28, 2003. Part I also reprints information on the GAAP-basis Financial Plan projections for 2003-04 and the State's five-year Capital Program and Financing Plan that first appeared in the in First Quarterly Update to the AIS issued on August 7, 2003. The full Capital Program and Financing Plan for the 2003-04 through 2007-08 fiscal years is incorporated by reference, and is available from DOB at the address below.

          2. A discussion of special considerations affecting the State Financial Plan.

     PART II contains updated disclosure on the State Retirement System, the Metropolitan Transportation Authority (MTA) and the City of New York. As a convenience to readers, Part II also reprints information related to the State's audited basic Financial Statements for the 2002-03 fiscal year that first appeared in the August 7, 2003 Update to the AIS.

     PART III updates information related to certain litigation against the State.

     This Update has been supplied by the State to provide information about the financial condition of the State in connection with financings of certain issuers (including public authorities of the State) that may depend in whole or in part on State appropriations as sources of payment of their respective bonds, notes or other obligations, and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a "CDA").

     An Official Copy of this Update has been filed with each Nationally Recognized Municipal Securities Information Repository (NRMSIR) and may be obtained by contacting a NRMSIR or the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705.

     An Informational Copy of this Update is available on the DOB website (www.budget.state.ny.us). The availability of this Update in electronic form at DOB's website is being provided solely as a matter of convenience to readers and does not imply that there have been no changes in the financial condition of the State at any time subsequent to its release date. Maintenance of this Update on such website is not intended as a republication of the information therein on any date subsequent to its release date.

     Neither this Update nor any portion thereof may be included or incorporated by reference in a Preliminary Official Statement, Official Statement, or other offering document without express written consent by DOB and agreement by DOB to execute a CDA relating to the series of bonds or notes described in such Preliminary Official Statement, Official Statement, or other offering document. Any use or incorporation by reference of this Update or any portion thereof in a Preliminary Official Statement, Official Statement, or other offering document without such consent and agreement is unauthorized and the State expressly disclaims any responsibility with respect to the inclusion, intended use, and updating of this Update if so misused.

                                     PART I

MID-YEAR UPDATE TO THE 2003-04 FINANCIAL PLAN

     DOB PREPARED THE MID-YEAR UPDATE SET FORTH BELOW. IT CONTAINS ESTIMATES AND PROJECTIONS OF FUTURE RESULTS THAT SHOULD NOT BE CONSTRUED AS STATEMENTS OF FACT. THESE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS THAT MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND NATION AND POTENTIAL LITIGATION CONCERNING ACTIONS BY THE STATE LEGISLATURE IN ENACTING THE 2003-04 BUDGET. THERE CAN BE NO ASSURANCE THAT ACTUAL RESULTS WILL NOT DIFFER MATERIALLY AND ADVERSELY FROM THE ESTIMATES AND PROJECTIONS CONTAINED HEREIN.

INTRODUCTION

     This is the Mid-Year Update to the State's 2003-04 Financial Plan, submitted pursuant to section 23 of the State Finance Law. The Mid-Year Update includes revised Financial Plan projections, an updated economic forecast, operating results for the first six months of fiscal year 2003-04, and General Fund cash flow projections through the third quarter of fiscal year 2003-04. For a description of the structure of the State Financial Plan and general State operating procedures, please see the 2003-04 New York State Executive Budget Appendix II published on January 29, 2003 and the Annual Information Statement of the State of New York dated May 30, 2003, which are available at www.budget.state.ny.us.

     The actual cash-basis results and financial plan projections reported in this Mid-Year Update reflect the deferral of $1.9 billion in spending from 2002-03 to 2003-04 that was necessary due to delayed Legislative authorization for issuance of tobacco bonds. Therefore, the projections contained herein are reported on a basis consistent with the actual results reported by the State Comptroller, and with unadjusted Financial Plans previously reported in the Enacted Budget Report and First Quarterly Financial Plan Update.

     In addition, the State Funds and All Governmental Funds actual results and estimates contained in this Update reflect the reclassification of the Expendable and Non-Expendable Trust Funds from the Fiduciary fund type to the Special Revenue fund type. This fund reclassification conforms to the new accounting standards as set forth in the Governmental Accounting Standards Board
(GASB) issued Statement 34, which substantially changed the way in which governments are required to report operations in their financial statements.

OVERVIEW

     At mid-year, the State's 2003-04 Financial Plan remains solidly balanced based on the availability of one-time Federal aid that was authorized after this year's budget was enacted. While these receipts help to ensure balance in the current year, the State continues to face a significant financial gap in 2004-05.

     Revenue actions enacted by the Legislature over the Governor's objection continue to perform as the Executive had anticipated, with no appreciable receipt collections from several newly authorized sources. Moreover, while the potential for improved performance from the financial services sector shows some promise, the level of revenue from tax law changes has not materialized to the extent anticipated by the Legislature at the time of their enactment. At the same time, governmental spending on economically sensitive entitlement programs is running higher than expected as the State's economic recovery remains anemic. Taken together, these factors represent a fiscal challenge for the 2004-05 fiscal year and beyond. As of this Mid-Year Report, the imbalance between anticipated receipts and disbursements for the 2004-05 fiscal year remains at approximately $5 billion to $6 billion.

     As previously reported, a number of steps have been taken to address the State's fiscal situation. Aggressive austerity measures that require all State agencies to carefully scrutinize discretionary expenditures are in place, and a strict hiring freeze has been maintained. The Governor is also working with legislative leaders on statutory measures that could be enacted this fall to provide further savings this year and begin to address next year's gap.

     As indicated, the Division of the Budget (DOB) projects the State will end the 2003-04 fiscal year in balance after year-end reserve transactions. These transactions, totaling $730 million, are comprised of $710 million in the permanent rainy day fund (the Tax Stabilization Reserve Fund) and $20 million in the Contingency Reserve Fund. An additional $75 million in resources, resulting primarily from minor timing revisions to the July Financial Plan projections, have been treated as available for use in 2004-05.

     As detailed later in this report, the Mid-Year Update reflects modest net increases in both receipts and spending of $30 million from the July Update. The $30 million net increase in the revenue projections include modest upward revisions to tax receipts estimates. Nonetheless, tax receipt projections for the current fiscal year remain slightly below those contained in the Enacted Budget Report. The $30 million net increase in spending reflects higher spending in welfare and Medicaid due to increasing caseloads, expenditure growth and utilization and growth in the Tuition Assistance Program (TAP) due to higher enrollment. These costs are partially offset by the timing of Federal aid that lowers health care costs and savings resulting from recently enacted "clean-up" legislation. In addition, the report updates the status of certain risks to the Financial Plan projections, including possible reductions in anticipated Federal aid for the school supportive health services program.

     Current revenue and spending estimates for the General Fund, State Funds and All Governmental Funds are summarized in the following table. Detailed information is provided later in this report.

                     2003-04 REVENUE AND SPENDING ESTIMATES
                              (MILLIONS OF DOLLARS)

                                                          CHANGE FROM
                                    JULY       OCTOBER       JULY          CHANGE FROM
                                   UPDATE      UPDATE       UPDATE        ENACTED BUDGET
----------------------------------------------------------------------------------------
REVENUE:
General Fund                       42,337      42,367           30              627
State Funds                        62,539      62,647          108              592
All Governmental Funds             97,029      98,322        1,293            2,601
SPENDING:
General Fund                       42,422      42,452           30             (285)
State Funds                        62,700      62,864          164             (123)
All Governmental Funds             96,918      97,979        1,061            1,605

SUMMARY OF MID-YEAR REVISIONS

     General Fund revenue projections have been revised upward by $30 million from the July Financial Plan Update issued July 30, 2003 (the "July Update") to reflect a modest upward revision in the tax receipts estimate offset by additional costs for the School Tax Relief (STAR) program and a deposit to the Personal Income Tax (PIT) Refund Reserve Account. The spending increase of $30 million is due to higher estimated costs in welfare ($31 million), Medicaid ($100 million), and TAP ($31 million), partially offset by Federal aid which reduces the State share of Medicaid costs ($51 million), other available health care resources ($46 million), implementation of cost containment in recently enacted "clean-up" legislation ($20 million), and projected additional lottery receipts used to finance school aid costs ($15 million).

     State Funds disbursements increased by $164 million from the July Update reflecting General Fund changes described above ($30 million) and increased spending for STAR ($35 million). The reclassification of Expendable Trust and Non-Expendable Trust Funds from the Fiduciary Fund type to the Special Revenue fund type increases both receipts and disbursements ($60 million and $84 million, respectively) from amounts published in the July Update. The balance of the increase in the State Funds receipts of $108 million from the July Update primarily reflects the General Fund changes discussed above ($30 million).

     The increase in All Governmental Funds receipts of $1.29 billion over the July Update primarily reflects the receipt of Federal Emergency Management Agency (FEMA) reimbursement aid for costs incurred by the State and New York City associated with the World Trade Center attacks of September 11th ($1.17 billion), as well as the State Funds changes described above ($108 million).

All Governmental Funds disbursements increased by $1.06 billion over the July Update due primarily to FEMA aid that flowed through the State to New York City for costs associated with the World Trade Center attacks ($885 million), and State Funds changes described above ($164 million).

RECAP OF FINANCIAL PLAN REVISIONS SINCE THE ENACTED BUDGET

     Since the Enacted Budget Financial Plan, projected General Fund receipts have been increased by $627 million. This increase is attributable to the receipt of $645 million in one-time Federal revenue sharing payments and the expected flow of $170 million in additional sales tax receipts to the General Fund due to the delay in providing payments to New York City associated with the Local Government Assistance Corporation (LGAC)/Municipal Assistance Corporation
(MAC) transaction. These increases are partially offset by a net reduction in the estimate for General Fund tax and miscellaneous receipts for 2003-04 of $53 million, additional costs for the STAR program of $35 million, an increased deposit into the PIT Refund Reserve Account of $75 million and a decrease in other transfers of $25 million.

     General Fund spending has decreased by $285 million from the Enacted Budget Financial Plan. This decrease is primarily attributable to lower costs resulting from a 15-month increase in the Federal matching rate on Medicaid costs ($422 million), the delayed timing of spending for new legislative "member items" ($100 million), additional resources available to Medicaid ($46 million), lower debt service costs ($42 million) and savings from the cap on mentally disabled payments to counties ($20 million). These reductions in spending are partially offset by: growth above budgeted levels for Medicaid ($200 million), welfare ($71 million) and TAP ($31 million); the delayed implementation of employee health insurance cost containment changes ($26 million); and a modest increase in State operations spending ($17 million).

     The combined benefit of the increased General Fund receipts and lower spending was used to balance the 2003-04 Enacted Budget and help lower the 2004-05 budget gap. The 2004-05 budget gap of roughly $5 billion to $6 billion already reflects these revisions.

     State Funds receipts increased $592 million over the Enacted Budget Financial Plan primarily reflecting the General Fund increase described above ($627 million). The State Funds disbursements decline of $123 million reflects the decline in General Fund spending detailed above ($285 million) offset by increased spending in STAR ($35 million) and the reclassification of Expendable Trust and Non-Expendable Trust Funds from the Fiduciary fund type to the Special Revenue fund type ($84 million).

     The increase in All Governmental Funds receipts of $2.60 billion over the Enacted Budget Financial Plan primarily reflects the receipt of Federal Emergency Management Agency (FEMA) reimbursement aid for costs incurred by the State and New York City associated with the World Trade Center attacks of September 11th ($1.17 billion), the State funds changes described above ($592 million), higher projected Federal aid in support of the Medicaid program reflecting the temporary increase in the Federal matching rate ($1.01 billion) and program cost increases ($300 million). All Governmental Funds disbursements increased $1.60 billion over the Enacted Budget primarily due to increases in World Trade Center costs ($885 million) and the Medicaid increases detailed above ($1.31 billion), offset by decreases in all other program areas.

     The majority of the changes since the Enacted Budget Financial Plan were reflected in the July Update, and thus only the incremental changes from the July Update are discussed in further detail later in this report.

RECENT EVENTS

     The Legislature recently passed "clean-up" bills that provide technical corrections and clarification to the budget bills and Article VII language bills enacted in the 2003 regular legislative session. These bills include necessary corrections and clarifications to achieve several savings and revenue initiatives included in the 2003-04 Financial Plan, as well as $20 million in new cost containment savings (described in more detail below). In addition, the bills include a provision that grants loan forgiveness to local governments of roughly $172 million in advance payments associated with the cost of providing mental health services. This action was already reflected in the Financial Plan.

STATUS OF LEGISLATIVE ACTIONS

     DOB continues to value certain revenue measures adopted by the Legislature at significantly lower amounts. The temporary personal income tax increase is valued at $280 million below legislative estimates, and year-to-date results appear consistent with the lower estimate. In addition, more speculative revenue actions taken by the Legislature are expected to have virtually no positive revenue impact in the current fiscal year, again, consistent with results to date. These actions include Video Lottery Terminals (VLTs) permitted to operate at certain racetracks, the collection of excise and sales taxes from non-exempt purchasers on Native American lands, and the denial of business deductions for the use of certain intangible assets.

               DOB ANALYSIS OF 2003-04 LEGISLATIVE REVENUE ACTIONS
                              (MILLIONS OF DOLLARS)

                                        LEGISLATIVE VALUE     DOB VALUE
-----------------------------------------------------------------------
Temporary PIT Increases                       1,680             1,400
Indian Reservation Taxes                        164                 0
VLTs                                            150                 0
Bonus Depreciation Recapture                    146                58
Intangible Holding Companies                    115                 0
Other Revenue Actions                           140                15

     It should also be noted that the Legislature assumed savings in certain program areas that have not been attainable and which are still not reflected in this Update. These occur primarily in Medicaid and in shelter allowances for welfare recipients.

PROJECTED GENERAL FUND OUTYEAR BUDGET GAPS

     While the current fiscal year is balanced, the magnitude of future budget gaps requires timely and aggressive measures to restore structural balance. The Governor is continuing implementation of a fiscal management plan that includes measures intended to reduce costs and generate recurring savings in the outyears. General Fund outyear budget gaps are estimated to be roughly $5 billion to $6 billion in 2004-05 and $8 billion in 2005-06, consistent with the range of gaps initially reported by DOB in the May 1 Analysis of Legislative Budget Changes and in the Enacted Budget Report released later in May.

     The statewide austerity measures limiting discretionary spending, travel, and low priority capital spending will remain in force and all State agencies will continue to operate under a hiring freeze, consistent with existing guidelines. In addition, agencies continue to conduct comprehensive reviews of all existing and new State contracts, fleet management practices, and equipment purchases, as well as management assessments of current agency operations. These reviews will identify opportunities where agencies, through increased administrative flexibility, statutory changes or other means, can achieve greater productivity, improve services, and reduce costs. Savings from these measures, which are not yet reflected in the Financial Plan, should provide a hedge against risk for the remainder of the fiscal year and help reduce the outyear budget gaps.

GENERAL FUND FINANCIAL PLAN

NATIONAL ECONOMY

     Revised data for the second quarter of this year, in conjunction with preliminary data for the third quarter, indicate a stronger national economy for 2003 than projected in the July Update. Indeed, U.S. real gross domestic product is expected to grow almost 6 percent during the third quarter, aided by the issuance of tax cut rebate checks and a long-awaited improvement in business spending. Consequently, the DOB forecast for real growth in U.S. GDP for 2003 has been revised up to 2.8 percent. National economic growth is expected to accelerate to 3.8 percent in 2004.

     The improved outlook for the overall national economy has not yet translated into significant labor market growth. High productivity growth, rising benefit costs, and the trend toward off-shore outsourcing in certain economic sectors has delayed the resumption of hiring by businesses. DOB has reduced its estimate of nonagricultural employment growth for 2003 slightly from the 0.2 percent decline reported in July to a decline of 0.3 percent. Moreover, expected growth for 2004 has been reduced from 0.9 percent to 0.6 percent. The weaker job market, along with slightly lower than expected consumer price inflation, will result in slower wage and personal income growth than reported in the July Update. Wage growth has been revised down from 2.8 percent to 2.1 percent for 2003, partly due to a downward revision to the first quarter of 2003. Overall personal income growth has been revised down as well from 3.5 percent to 3.2 percent. Income growth is expected to accelerate in 2004, but remains well below the historical average.

                            MAJOR ECONOMIC INDICATORS

                                                        2002    2003    2004
----------------------------------------------------------------------------
Gross Domestic Product (real)                            2.4     2.8     3.8
Personal Income                                          2.7     3.2     4.7
Non Farm Employment                                     (0.3)    0.6     1.7
Consumer Price Index                                     1.6     2.3     1.9

Note: Numbers above are percent change/calendar year. DOB estimates are based on National Income and Product Account data through September 2003.

     DOB's forecast is not without risk. With significant labor market slack and the capacity utilization rate at its lowest level since the early 1980s recession, the business sector has been more reluctant to significantly increase investment spending than is typical at this stage of a recovery. If this trend continues, it could result in even slower job growth than expected. In turn, continued weakness in the labor market could depress consumption spending, further reducing the incentive for businesses to spend. In contrast, if the Federal tax reduction, combined with historically low interest rates, has a greater impact on households than expected, or a weaker dollar produces higher export growth than the current forecast, national economic growth could be stronger than expected.

STATE ECONOMY

     DOB's New York State Index of Coincident Economic Indicators shows that the State economy began to emerge from recession in early 2003. The collapse of dot-com equity prices, and the implosion of the high-tech sector that followed, sent the stock market tumbling and precipitated heavy job losses in the State's manufacturing, trade, and finance industries during the first eight months of 2001. The destruction of the World Trade Center wrought catastrophe for the downstate economy, with the finance and travel and tourism industries being the hardest hit. The December 2001 collapse of Enron, the corporate governance scandals that followed, and finally, the run-up to the war in Iraq, further delayed the recovery in equity prices, leading to further financial sector layoffs, as well as reductions in bonuses. As a result of this barrage of negative events, the State recession extended beyond that of the nation.

     Notwithstanding the upward revision to the national economic forecast, DOB's outlook for the New York economy is little changed from that presented in the July Update. With the State's labor market beginning to recover, DOB has revised its 2003 forecast for total State employment growth marginally upward from a decline of 0.4 percent to a decline of 0.1 percent, on an annual average basis. Private sector job growth has similarly been revised up from a decline of
0.2 percent to a decline of 0.1 percent. Expected employment growth for 2004 has also been revised upward from 0.6 percent to 0.8 percent. Nevertheless, the estimate for the State's unemployment rate, which is often a lagging economic indicator, remains at 6.2 percent for both 2003 and 2004.

     The recovery of the State's financial sector continues. With the S&P 500 up over 13 percent since the end of 2002, recent months have seen an increase in merger and acquisition activity, as well as strong revenues from bond trading activity, although the latter are expected to weaken with the rise in long-term interest rates. The improved outlook for the financial markets is expected to translate into higher bonus growth for the coming bonus season than was projected in July. DOB's 2003 forecast for State wages and salaries is relatively unchanged from July, but has been revised up for 2004 from 4.1 percent to 4.6 percent. Growth in total State personal income, of which wages and salaries are the largest component, has been revised up to 2.7 percent for 2003, due in large part to revised data for proprietors' income, and to 4.4 percent for 2004.

                            MAJOR ECONOMIC INDICATORS

                                                        2002    2003    2004
----------------------------------------------------------------------------
Personal Income                                         (0.2)    2.7     4.4
Nonagricultural Employment                              (1.8)   (0.1)    0.8
Unemployment Rate                                        6.1     6.2     6.2

Note: Numbers above are percent change/calendar year. Personal income and nonagricultural employment growth for 2002 and all forecasts for 2003 and 2004 are projected by DOB.

     The volatility of the financial markets remains a significant source of risk to the New York forecast. If the recent rise in equity prices and financial services activity fails to be sustained, industry profitability and associated compensation could be lower than anticipated. In addition, weaker than expected growth for both the national and international economies would, in turn, weaken the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger financial services sector growth or stronger national and international growth could result in a healthier economic recovery for the State than projected.

GENERAL FUND RECEIPTS

                          2003-04 GENERAL FUND RECEIPTS
                              (MILLIONS OF DOLLARS)

                                 JULY       OCTOBER    CHANGE FROM     ANNUAL
                                UPDATE      UPDATE     JULY UPDATE     CHANGE
-----------------------------------------------------------------------------
Total Tax Receipts              28,406      28,402          (4)           425
All Other Receipts              13,931      13,965          34          4,546
TOTAL RECEIPTS                  42,337      42,367          30          4,971

     Total General Fund receipts are estimated at $42.37 billion, an increase of $30 million from the July Update, as explained below. The increase of $4.97 billion over the prior year is largely attributable to three factors: the expected receipt of $3.80 billion in tobacco securitization proceeds, $645 million from the Federal revenue sharing grants, and higher receipts resulting from tax and fee increases enacted with the 2003-04 Budget. The tax receipt revisions from the July Update, including transfers, are relatively minor and reflect a modestly more optimistic view of economic trends and financial sector performance balanced against some shortfalls in year-to-date results. Estimates for the impact of legislatively enacted changes remain essentially unchanged. It remains the case that a significant number of the revenue actions taken by the Legislature will generate little or no revenue in fiscal year 2003-04.

PERSONAL INCOME TAX

     Personal income tax receipts for the 2003-04 fiscal year are estimated at $16.28 billion, a decrease of $8 million from the July Update estimate. This decrease is comprised of an additional deposit to the PIT Refund Reserve Account ($75 million) partially offset by higher PIT collections ($67 million). The estimate reflects an increase of $150 million in the non-withholding payments estimate due in part to a change in collection patterns related to tax actions taken with the Enacted Budget. Despite a year-to-date shortfall in withholding results, the estimate is unchanged reflecting better-than-anticipated securities industry profitability and an expected increase in end-of-year bonus payments. Increases are partially offset by a lower assessments estimate ($25 million), increased costs for the STAR program ($35 million) and greater deposits to the Revenue Bond Tax Fund (RBTF) ($23 million). Important risks affecting the personal income tax estimate include the strength of growth in the overall economy, financial sector compensation trends, and collection patterns related to the temporary tax increase enacted earlier this year.

CONSUMPTION AND USE TAXES

     The estimate for user taxes and fees is $7.96 billion, which is $11 million below the July Update. The estimates for sales tax, motor vehicle fees, the alcohol beverage tax, and alcohol beverage control license fees are unchanged from the July Update. The estimate for the cigarette and tobacco tax is $11 million below the July Update estimate, reflecting weaker-than-anticipated cigarette consumption. Overall, consumption and use tax receipts are within $5 million of the estimated cash flow contained in the July Update.

BUSINESS TAXES

     The business tax estimates total $3.44 billion and remain unchanged from the July Update. Business taxes for the first half of the fiscal year were $1.54 billion, which is $43 million below July estimates. This is primarily due to unexpected large refunds in the bank tax and lower-than-expected utility tax payments. Collections are expected to strengthen in the later part of the year as corporate profitability continues to improve.

OTHER TAXES

     Other taxes, comprised of the estate tax, gift tax, real property gains tax, pari-mutuel taxes and other taxes are now expected to total $726 million, a $15 million increase from the July Update. Through the first half of the fiscal year, receipts totaled $398 million, which is $32 million above the cash flow projection in the July Update. The change from the July Update is due to the unexpectedly strong results in the estate tax. The change is based upon the strong year-to-date results, and an upward revision to estimates of household net worth.

MISCELLANEOUS RECEIPTS

     The estimate for miscellaneous receipts is $5.55 billion and remains unchanged from the July Update. Year-to-date collections of miscellaneous receipts are $3.13 billion, which is $2.27 billion higher than last year. The higher receipts are attributable to $2.20 billion in tobacco bond proceeds received in June, offset by lower collections from abandoned property. There is some downside risk in the miscellaneous receipts estimate, stemming from lower-than-expected year-to-date collections from abandoned property, though the majority of revenue from this source is received during the second half of the fiscal year.

FEDERAL GRANTS

     Federal Grants are estimated to total $645 million and remain unchanged from the July Update.

TRANSFERS FROM OTHER FUNDS

     The estimate for transfers from other funds is $7.77 billion, which is $34 million above the July Update. Personal income tax and the real estate transfer tax in excess of debt service requirements are expected to increase by $23 million and $11 million respectively. These changes reflect modest increases in the estimates of the personal income and real estate transfer taxes.

GENERAL FUND DISBURSEMENTS

                       2003-04 GENERAL FUND DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

                                      JULY      OCTOBER     CHANGE FROM     ANNUAL
                                     UPDATE      UPDATE     JULY UPDATE     CHANGE
----------------------------------------------------------------------------------
Grants to Local Governments          29,584      29,629         45           4,742
All Other                            12,838      12,823        (15)             97
TOTAL DISBURSEMENTS                  42,422      42,452         30           4,839

     General Fund spending is estimated at $42.45 billion, an increase of $30 million from the July Update as a result of additional net spending of $45 million for Grants to Local Governments partially offset by the anticipated elimination of a $15 million transfer to the State Lottery Fund.

     Grants to Local Governments disbursements are projected at $29.63 billion, an increase of $45 million from the July Update. This higher local spending consists of increases in welfare ($31 million), TAP ($31 million), and Medicaid ($3 million), partially offset by reduced spending in mental hygiene programs ($20 million).

     Revised welfare caseload and expenditure estimates result in a net $31 million spending increase above the July Update. Federal Temporary Assistance to Needy Families (TANF) originally programmed to offset school aid costs for the Pre-K program and Higher Education Services Corporation (HESC) spending for the TAP program are now needed to fund welfare costs. As a result, school aid and HESC spending increases by $50 million and $70 million respectively, partially offset by a welfare realignment of $89 million after the TANF reprogramming, including $23 million in TANF bonus funds.

     In addition to the loss of $70 million of TANF funds to offset TAP spending from the General Fund, HESC local assistance spending is $31 million above the July Update estimate as a result of larger than projected growth in the number of TAP recipients and average award levels.

     Medicaid spending increased by a net $3 million over the July Update estimate as a result of $100 million in higher costs relating to caseload and utilization ($96 million) and revised cost containment savings ($4 million). This growth is partially offset by an increased State benefit resulting from the 15-month increase in the Federal matching rate used to lower Medicaid costs ($51 million). The gross State benefit of $319 million (for a total State share benefit in 2003-04 of $690 million) is reduced by $268 million to reflect the portion of these savings used to finance programs under the Health Care Reform Act. In addition, there are other available resources to Medicaid to reduce current year costs ($46 million).

     Local assistance spending estimates for the Office of Mental Retardation and Developmental Disabilities were reduced by $20 million from the July Update estimate due to the implementation of a cap on mentally disabled payments to counties pursuant to the recently enacted "clean-up" bills.

     Transfers from the General Fund to other funds are reduced by $15 million for the anticipated elimination of a transfer to the Lottery Fund assumed in the July Update. This transfer is no longer required due to an increase in estimated lottery receipts that sufficiently funds a portion of school aid costs as assumed in the Enacted Budget Financial Plan.

     All other General Fund spending estimates, including State Operations ($7.14 billion), General State Charges ($3.26 billion), Debt Service ($1.54 billion) and Capital Projects ($255 million), remain unchanged from the July Update.

ANNUAL CHANGE IN GENERAL FUND DISBURSEMENTS

     General Fund spending is now projected to total $42.45 billion, an increase of $4.84 billion or 13.0 percent from the prior year. The deferral of $1.90 billion in disbursements from 2002-03 to 2003-04 that was made necessary due to the delay in securing authorization to issue tobacco bonds represents $3.80 billion of the annual growth in General Fund spending. The deferral of $1.9 billion in payments included school aid ($1.31 billion), CUNY Senior Colleges advance ($419 million), Medicaid to New York City relating to the mentally disabled ($82 million), education ($54 million), welfare ($47 million) and several other payments ($186 million).

     The remaining $1.04 billion in projected annual spending growth in the General Fund is primarily attributable to increased spending for Grants to Local Governments of $1.09 billion. This category is the largest area of General Fund spending and represents over 68 percent of total disbursements. All other General Fund spending is estimated to decrease by $51 million and consists of lower spending for State Operations ($610 million), offset by increases in General State Charges ($493 million) and Transfers To Other Funds ($66 million).

     Higher local assistance spending of $1.09 billion or 4.1 percent results from higher welfare spending associated with the loss of non-recurring Federal TANF reserve funds used to offset 2002-03 welfare spending and an increased caseload ($582 million), additional spending for legislative member items ($250 million), growth in Medicaid program costs ($130 million), and various other increases in spending across several local assistance programs.

     State Operations disbursements, which accounts for the second largest area of General Fund spending, are estimated to decline $610 million or 7.9 percent from 2002-03 due to decreased spending for personal service ($677 million) partially offset by modest growth in non-personal service spending ($67 million).

     Decreases in personal service costs are attributable to the continuation of the strict statewide hiring freeze, an aggressive use of a State employees retirement incentive, and the use of alternative funding sources to finance spending. These alternative funding sources for personal service costs are comprised of additional SUNY revenues including a tuition increase ($289 million), increased Federal revenues used to finance a portion of mental hygiene spending ($227 million), and the shift of transportation-related spending for the Department of Motor Vehicles to the Dedicated Highway Fund ($90 million). This lower spending is partially offset by increased non-personal service spending resulting primarily from inflationary increases across all agencies.

     General State Charges annual growth of $493 million or 18.0 percent is mostly due to higher costs associated with pensions ($250 million) and health insurance ($204 million). Increases in pension costs are driven by a required minimum contribution rate of 4.5 percent of 2003-04 annual payroll expenditures (versus 1.0 percent in 2002-03), as well as higher costs produced by retirement incentives. The growth in health insurance spending reflects rising costs of employee and retiree health care, including the escalating costs of prescription drugs.

     Transfers to other funds are projected to grow $66 million or 2.8 percent over the prior year, primarily the result of timing of State subsidy payments to the SUNY hospitals ($107 million), increased General Fund support of capital projects spending for transportation and the environment ($90 million), and underlying growth in debt service costs ($46 million). These increases are partially offset by a decrease in the transfer to the Community Service Provider Assistance Program Fund ($100 million) and in the State's share of Medicaid payments to SUNY hospitals ($48 million).

     Additional information relating to the annual spending changes is included in the 2003-04 Enacted Budget Report published on May 28, 2003.

RESERVES/GENERAL FUND CLOSING BALANCE

     The Mid-Year Update projects a closing balance of $730 million in the General Fund, and is unchanged from the July Update. The closing fund balance is comprised of $710 million in the permanent rainy day fund (Tax Stabilization Reserve Fund) and $20 million in the litigation reserve (Contingency Reserve
Fund).

CERTAIN RISKS(1)

     The Mid-Year Financial Plan does not assume costs that could materialize as a result of adverse rulings in pending litigation, increased school aid funding related to recent court rulings, future collective bargaining agreements with State employee unions, Federal disallowances or other Federal actions that could produce adverse effects on the State's projections of receipts and disbursements. These risks are explained in further detail below.

     The State is a defendant in several ongoing legal proceedings that could result in costs to the State Financial Plan. The most significant litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, and the recent State Court of Appeals ruling that the State's financing system for New York City public schools was unconstitutional requiring the State to submit its remedy to the Court by July 30, 2004. In addition, in JIGGETTS VS. DOWLING, the State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families effective November 1, 2003. The court has also directed the parties to return on March 30, 2004 for further proceedings.

     The State and several State employee unions are negotiating new collective bargaining agreements. The recently expired four-year agreement included a $500 non-recurring lump sum payment and salary increases of 1.5 percent in 1999-00,
3.0 percent in 2000-01 and 3.5 percent in 2001-02 and 2002-03. Each one percent salary increase costs roughly $80 million in the General Fund.

     The Federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, these audits have not been finalized, and, as a result, the liability of the State and/or school districts for any disallowances that may result from these audits cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances.

     In addition, as of September 2003, nearly $300 million in Federal Medicaid payments related to school supportive health services have been deferred by the Federal Centers for Medicare and Medicaid Services. Since the State has continued to reimburse school districts for these costs, these Federal deferrals, if not resolved, could result in a Medicaid cash shortfall in the General Fund.

     New York State continues to await Federal approval of the Medicaid State Plan Amendment necessary to make planned payments totaling roughly $1.1 billion (half funded by the Federal government) to public hospitals throughout the State, including the New York City Health and Hospitals Corporation, State University of New York hospitals, and other State and county operated facilities.

----------
(1) For a discussion of other risks, please see "Special Considerations" and "Litigation" in this Update.

GOVERNMENTAL FUNDS FINANCIAL PLANS

     The State Funds and All Governmental Funds sections below provide a brief description of the annual change in receipts and disbursements. For a more detailed discussion of these changes, refer to the Enacted Budget Financial Plan.

     GASB issued Statement 34 (GASB 34), which substantially changed the way in which governments are required to report their operations in their financial statements. In accordance with GASB 34, the Expendable and Non-Expendable Trust Funds have been reclassified from the Fiduciary fund type to the Special Revenue fund type. These fund reclassifications conform to the new accounting standards and are counted in the State Funds and All Governmental Funds actual results and estimates contained in this Update.

STATE FUNDS

     State Funds represent the portion of the State's budget supported exclusively by State revenues: taxes, fees, fines, and other revenues imposed and collected by the State. Federal grants are not typically included as part of State Funds; however, one-time Federal grants received in the General Fund have been included for 2003-04.

                           2003-04 STATE FUND RECEIPTS
                              (MILLIONS OF DOLLARS)

                                 JULY     OCTOBER    CHANGE FROM    ANNUAL
                                UPDATE    UPDATE     JULY UPDATE    CHANGE
--------------------------------------------------------------------------
Taxes                           42,534     42,577         43         1,901
Miscellaneous Receipts          19,360     19,424         64         5,421
Federal Grants                     645        646          1           646
TOTAL RECEIPTS                  62,539     62,647        108         7,968

     The increase in State Funds receipts of $108 million over the July Update is primarily attributable to General Fund changes including projected increases in tax collections ($43 million). The remaining State Funds receipts change reflects the reclassification of Expendable and Non-Expendable Trust Funds to the Special Revenue Funds pursuant to GASB 34 as discussed above ($60 million).

     State Funds receipts are projected to total $62.65 billion in 2003-04, an increase of $7.97 billion or 14.6 percent from 2002-03. Tax receipts in State Funds are projected to total $42.58 billion, an increase of $1.90 billion from 2002-03 primarily reflecting a new personal income tax surcharge ($1.4 billion) and a one-quarter percent increase in sales tax ($450 million) as well as other modest tax reestimates. Miscellaneous receipts in State Funds are projected to total $19.42 billion, an increase of $5.42 billion over 2002-03. The growth in miscellaneous receipts primarily reflects receipts from the issuance of tobacco bonds ($3.8 billion), receipt of bond proceeds in support of capital spending ($1.29 billion) and growth in SUNY revenues attributable to a tuition increase ($280 million). Federal grants are projected to total $646 million and reflect one-time Federal revenue sharing payments.

                        2003-04 STATE FUNDS DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

           JULY            OCTOBER         CHANGE FROM           ANNUAL
          UPDATE           UPDATE          JULY UPDATE           CHANGE
          -------------------------------------------------------------
          62,700           62,864              164                7,111

     State Funds disbursements increased by $164 million from the July Update. Spending growth is due mostly to General Fund changes, including welfare caseload increases ($31 million) and higher than expected enrollment in the current academic year for TAP ($31 million). The remaining change reflects increased spending in STAR for higher than anticipated school tax increases ($35 million) and fund reclassifications made pursuant to GASB 34 as discussed above ($84 million).

     State Funds disbursements are projected at $62.86 billion in 2003-04, an increase of $7.11 billion or 12.8 percent from 2002-03. The deferral of payments made necessary due to the delay in securing authorization to issue tobacco bonds accounts for $3.8 billion of the $7.11 billion increase.

     Spending growth in welfare and HESC ($582 million and $210 million, respectively) results primarily from the loss of non-recurring Federal TANF reserve funds that had previously helped offset 2002-03 General Fund spending.

     Other State Funds spending growth includes increases in: General State Charges ($543 million) primarily due to higher pension and health insurance costs; Medicaid ($249 million) reflecting growth in program costs; and debt service ($349 million), reflecting planned growth in costs and additional bonding enacted by the Legislature.

     The remaining annual growth includes: legislative member items ($250 million), public health ($195 million), SUNY ($183 million), STAR ($171 million), transportation ($136 million), environmental conservation ($117 million) and children and family services ($105 million).

ALL GOVERNMENTAL FUNDS

     All Governmental Funds includes activity in the four governmental fund types: the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service funds. All Governmental Funds spending combines State Funds with Federal grants across these fund types.

                     2003-04 ALL GOVERNMENTAL FUND RECEIPTS
                              (MILLIONS OF DOLLARS)

                                JULY         OCTOBER       CHANGE FROM        ANNUAL
                               UPDATE         UPDATE       JULY UPDATE        CHANGE
------------------------------------------------------------------------------------
Taxes                          42,534         42,577             43            1,901
Miscellaneous Receipts         19,582         19,555            (27)           5,413
Federal Grants                 34,913         36,190          1,277            2,934
TOTAL RECEIPTS                 97,029         98,322          1,293           10,248

     The increase in All Governmental Funds receipts of $1.29 billion over the July Update primarily reflects the receipt of Federal Emergency Management Agency (FEMA) reimbursement aid for World Trade Center costs ($1.17 billion), and the State Funds changes described above ($108 million).

     All Governmental Funds receipts are projected to be $98.32 billion in 2003-04, an increase of $10.25 billion or 11.6 percent from 2002-03. The growth in receipts is comprised of the State Funds increase of $7.97 billion discussed above, and additional growth of $2.29 billion in Federal grants. The annual increase in Federal grants primarily reflects the receipt of FEMA aid as described above ($1.13 billion) and higher projected Federal aid in support of the Medicaid program reflecting the temporary increase in the Federal matching rate ($1.01 billion) and program cost increases ($300 million).

                  2003-04 ALL GOVERNMENTAL FUNDS DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

           JULY             OCTOBER           CHANGE FROM              ANNUAL
          UPDATE            UPDATE            JULY UPDATE              CHANGE
          -------------------------------------------------------------------
          96,918            97,979               1,061                  8,923

     All Governmental Funds disbursements increased by $1.06 billion over the July Update due to FEMA aid that flowed through the State to New York City for costs incurred associated with the World Trade Center attacks ($885 million), and the State funds changes described above ($164 million).

     All Governmental Funds spending is projected to total $97.98 billion in 2003-04, an annual increase of $8.92 billion or 10 percent from 2002-03. All Governmental Funds Medicaid spending growth of $2.51 billion primarily reflects underlying spending growth ($1.40 billion), the temporary increase in the Federal matching rate ($1.01 billion), and increased aid for disproportionate share payments to public hospitals ($394 million), as well as the State Funds changes described above ($249 million).

     Also included in the annual increase is higher spending for public health ($475 million), largely related to the Child Health Plus program ($319 million), and welfare ($225 million), which reflects the State Funds increase described above ($582 million) partially offset by decreased Federal spending primarily due to the loss of one-time TANF aid that was used to support 2002-03 spending.

     All Governmental Funds spending growth largely attributable to State Funds spending includes growth for fringe benefits ($525 million), debt service ($349 million), legislative member items ($250 million), SUNY ($160 million), and STAR ($171 million).

MID-YEAR CASH-BASIS RESULTS

GENERAL FUND

                    CUMULATIVE GENERAL FUND CASH FLOW RESULTS
                    APRIL 1, 2003 THROUGH SEPTEMBER 30, 2003
                              (MILLIONS OF DOLLARS)

                                                           FAVORABLE
                                                         (UNFAVORABLE)
                                JULY PLAN     ACTUALS      VARIANCE
----------------------------------------------------------------------
Total Receipts                     21,764      21,649             (115)
Total Disbursements                20,316      19,905              411
Cash Balance                        2,263       2,559              296

     The General Fund ended the second quarter with a balance of $2.56 billion, $296 million higher than the estimate in the July Update to the Financial Plan. The variance primarily reflects timing delays in projected spending of $411 million partially offset by lower receipts of $115 million.

     Total General Fund receipts, including transfers from other funds, were $21.65 billion in the first six-months. On a net basis, receipts were $115 million lower than the July Update cash flow projections. This variance is primarily attributable to the delay in a transfer from the Dedicated Highway Fund ($118 million), lower sales and business taxes ($46 million) and lower gross personal income tax receipts ($21 million), which are partially offset by higher miscellaneous receipts ($29 million) and other taxes ($32 million).

     General Fund disbursements, including transfers to other funds, totaled $19.91 billion through the second quarter, and were $411 million lower than the estimate of disbursements in the July Update. This lower spending consists of slower than anticipated 2002-03 school year aid payments primarily for categorical aid programs to school districts ($178 million), timing delays in capital projects in the economic development, environment, education and general government areas ($113 million), and a delay in the receipt of Federal Medicaid disproportionate share monies which are then transferred to SUNY hospitals ($92 million). Almost all of these timing variances are expected to be paid by the end of December and should have no impact on year-end projections, with the exception of the pending Federal approval of the Medicaid State Plan Amendment to make additional intergovernmental transfers and disproportionate share (IGT/DSH) payments to public hospitals as discussed earlier in this document which could result in higher costs.

STATE FUNDS

     Total State Funds receipts were $30.15 billion in the first six months of 2003-04 comprised of $20.48 billion in taxes and $9.67 billion in other receipts. State Funds tax receipts are projected to total $42.58 billion at year-end and all other receipts are projected to total $20.07 billion. State Funds receipts through September represent 48 percent of total year-end projections which is consistent with financial plan assumptions that closely mirror State Funds disbursements.

     State Funds disbursements totaled $28.42 billion through the second quarter against projected year-end total disbursements of $62.86 billion. Disbursements through September from State Funds amount to 45 percent of total projected disbursements consistent with underlying cash flow assumptions which plan for the disbursement of substantially all of the STAR local tax relief payments, significant school aid payments and Medicaid payments supported by HCRA monies in the second half of the fiscal year.

ALL GOVERNMENTAL FUNDS

     All Governmental Funds receipts totaled $48.81 billion in the first six months of 2003-04 comprised of $20.48 billion in taxes, $9.44 billion in miscellaneous receipts and $18.89 billion in Federal grants. All Governmental Funds receipts are projected to total $98.32 billion at year-end: $42.58 billion in taxes, $19.56 billion in miscellaneous receipts, and $36.19 billion in Federal grants.

     Total All Governmental Funds disbursements were $46.23 billion through September against projected year-end total disbursements of $97.98 billion. All Governmental Funds receipts and disbursements through September are consistent with cash flow assumptions made in development of the Financial Plan projections and represent 49 percent and 47 percent of total year-end estimates, respectively.

GENERAL FUND CASH FLOW PROJECTIONS

     Actual month-end cash balances through September ranged from a low of $1.33 billion in August to a high of $2.79 billion in April. Total receipts through September included $2.20 billion in tobacco proceeds and $323 million in Federal revenue sharing received in June, which allowed for the repayment of all pending March 2003 payment delays totaling $1.9 billion.

     The General Fund closing balance on September 30, 2003 was $2.56 billion. General Fund intra-month daily balances can be supplemented with positive balances in other governmental funds as permitted by legislation included in the 2003-04 Enacted Budget that allows the State Comptroller to temporarily access balances in other funds to support the General Fund within a month. This process was utilized in September, as planned, to ensure intra-month payments continued in a timely manner.

     While the receipt of tobacco securitization proceeds and additional Federal aid has alleviated the tight monthly cash flow position experienced in the first six months of the 2003-04 State Fiscal Year, DOB continues to review cash balances on a daily basis and expects that cash flow in the early part of 2004-05 will have to be carefully monitored.

     The 2003-04 General Fund cash flow is projected to end the third quarter with a balance of $2.54 billion, an increase of $1.07 billion over the prior fiscal year.

DEBT REFORM ACT

     The Debt Reform Act of 2000 imposed phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total governmental funds receipts. To immediately constrain State debt levels, the Act applies to all new State-supported debt issued on and after April 1, 2000 (excluding certain refunding bonds). Section 23 of the State Finance Law requires the calculation of the caps imposed by the Act to be submitted with the Financial Plan Update most proximate to October 31 of each year.

     For the 2002-03 fiscal year, the debt outstanding and debt service caps are
1.65 percent each. As shown in the tables below, actual levels of debt outstanding and debt service costs continue to remain well below the limits imposed by the Act.

              DEBT OUTSTANDING CAP                                      DEBT SERVICE CAP
                 ($ IN MILLIONS)                                        ($ IN MILLIONS)
-------------------------------------------------------------------------------------------------------------
New Debt Outstanding                    $   8,295    New Debt Service                              $      470
Personal Income (CY 2002)               $ 684,070    Governmental Funds Receipts                   $   90,174
Debt Outstanding (% of PI)                   1.21%   Debt Service (% of Govn't Fund Receipts)            0.52%
Cap Imposed by Debt Reform Act               1.65%   Cap Imposed by Debt Reform Act                      1.65%

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                             JULY        CHANGE      OCTOBER
                                                          ----------   ----------   ----------
OPENING FUND BALANCE                                             815            0          815
                                                          ==========   ==========   ==========
RECEIPTS:
Taxes:
Personal income tax                                           16,284           (8)      16,276
User taxes and fees                                            7,975          (11)       7,964
Business taxes                                                 3,436            0        3,436
Other taxes                                                      711           15          726
Miscellaneous receipts                                         5,547            0        5,547
Federal grants                                                   645            0          645
Transfers from other funds:
PIT in excess of Revenue Bond debt service                     5,150           23        5,173
Sales tax in excess of LGAC debt service                       1,960            0        1,960
Real estate taxes in excess of CW/CA debt service                199           11          210
All other                                                        430            0          430
                                                          ----------   ----------   ----------
TOTAL RECEIPTS                                                42,337           30       42,367
                                                          ==========   ==========   ==========
DISBURSEMENTS:
Grants to local governments                                   29,584           45       29,629
State operations                                               7,142            0        7,142
General State charges                                          3,258            0        3,258
Transfers to other funds:
Debt service                                                   1,541            0        1,541
Capital projects                                                 255            0          255
State university                                                 145            0          145
Other purposes                                                   497          (15)         482
                                                          ----------   ----------   ----------
TOTAL DISBURSEMENTS                                           42,422           30       42,452
                                                          ==========   ==========   ==========
CHANGE IN FUND BALANCE                                           (85)           0          (85)
                                                          ==========   ==========   ==========
CLOSING FUND BALANCE                                             730            0          730
                                                          ==========   ==========   ==========
Tax Stabilization Reserve Fund                                   710            0          710
Contingency Reserve Fund                                          20            0           20

                                                           ENACTED       CHANGE      OCTOBER
                                                          ----------   ----------   ----------
OPENING FUND BALANCE                                             815            0          815
                                                          ==========   ==========   ==========
RECEIPTS:
Taxes:
Personal income tax                                           16,285           (9)      16,276
User taxes and fees                                            8,007          (43)       7,964
Business taxes                                                 3,498          (62)       3,436
Other taxes                                                      771          (45)         726
Miscellaneous receipts                                         5,569          (22)       5,547
Federal grants                                                     0          645          645
Transfers from other funds:
PIT in excess of Revenue Bond debt service                     5,125           48        5,173
Sales tax in excess of LGAC debt service                       1,853          107        1,960
Real estate taxes in excess of CW/CA debt service                202            8          210
All other                                                        430            0          430
                                                          ----------   ----------   ----------
TOTAL RECEIPTS                                                41,740          627       42,367
                                                          ==========   ==========   ==========
DISBURSEMENTS:
Grants to local governments                                   29,835         (206)      29,629
State operations                                               7,205          (63)       7,142
General State charges                                          3,232           26        3,258
Transfers to other funds:
Debt service                                                   1,583          (42)       1,541
Capital projects                                                 255            0          255
State university                                                 145            0          145
Other purposes                                                   482            0          482
                                                          ----------   ----------   ----------
TOTAL DISBURSEMENTS                                           42,737         (285)      42,452
                                                          ==========   ==========   ==========
FISCAL MANAGEMENT PLAN/FEDERAL AID                               912         (912)           0
                                                          ==========   ==========   ==========
CHANGE IN FUND BALANCE                                           (85)           0          (85)
                                                          ==========   ==========   ==========
CLOSING FUND BALANCE                                             730            0          730
                                                          ==========   ==========   ==========
Tax Stabilization Reserve Fund                                   710            0          710
Contingency Reserve Fund                                          20            0           20

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                             2002-2003 AND 2003-2004
                              (MILLIONS OF DOLLARS)

                                                           2002-2003    2003-2004     ANNUAL
                                                            ACTUAL       OCTOBER      CHANGE
OPENING FUND BALANCE                                           1,032          815         (217)
                                                          ==========   ==========   ==========
RECEIPTS:
Taxes:
Personal income tax                                           16,791       16,276         (515)
User taxes and fees                                            7,063        7,964          901
Business taxes                                                 3,380        3,436           56
Other taxes                                                      743          726          (17)
Miscellaneous receipts                                         2,091        5,547        3,456
Federal grants                                                     0          645          645
Transfers from other funds:
PIT in excess of Revenue Bond debt service                     4,215        5,173          958
Sales tax in excess of LGAC debt service                       1,919        1,960           41
Real estate taxes in excess of CW/CA debt service                263          210          (53)
All other                                                        931          430         (501)
                                                          ----------   ----------   ----------
TOTAL RECEIPTS                                                37,396       42,367        4,971
                                                          ==========   ==========   ==========
DISBURSEMENTS:
Grants to local governments                                   24,887       29,629        4,742
State operations                                               7,678        7,142         (536)
General State charges                                          2,699        3,258          559
Transfers to other funds:
Debt service                                                   1,496        1,541           45
Capital projects                                                 166          255           89
State university                                                  26          145          119
Other purposes                                                   661          482         (179)
                                                          ----------   ----------   ----------
TOTAL DISBURSEMENTS                                           37,613       42,452        4,839
                                                          ==========   ==========   ==========
CHANGE IN FUND BALANCE                                          (217)         (85)         132
                                                          ==========   ==========   ==========
CLOSING FUND BALANCE                                             815          730          (85)
                                                          ==========   ==========   ==========
Tax Stabilization Reserve Fund                                   710          710            0
Contingency Reserve Fund                                          20           20            0
Community Projects Fund                                           85            0          (85)

NOTE: ACTUALS REFLECT THE AMOUNTS PUBLISHED IN THE COMPTROLLER'S CASH BASIS
      REPORT RELEASED ON JULY 29, 2003.

                             CURRENT STATE RECEIPTS
                                  GENERAL FUND
                             2002-2003 AND 2003-2004
                              (MILLIONS OF DOLLARS)

                                                           2002-2003    2003-2004     ANNUAL
                                                            ACTUAL       OCTOBER      CHANGE
                                                          ----------   ----------   ----------
PERSONAL INCOME TAX                                           16,791       16,276         (515)
                                                          ----------   ----------   ----------
USER TAXES AND FEES:                                           7,063        7,964          901
                                                          ----------   ----------   ----------
Sales and use tax                                              6,328        7,250          922
Cigarette and tobacco taxes                                      446          415          (31)
Motor vehicle fees                                                67           75            8
Alcoholic beverages taxes                                        180          182            2
Alcoholic beverage control license fees                           42           42            0
BUSINESS TAXES:                                                3,380        3,436           56
                                                          ----------   ----------   ----------
Corporation franchise tax                                      1,407        1,388          (19)
Corporation and utilities tax                                    860          755         (105)
Insurance taxes                                                  704          868          164
Bank tax                                                         409          425           16
OTHER TAXES:                                                     743          726          (17)
                                                          ----------   ----------   ----------
Estate tax                                                       701          692           (9)
Gift tax                                                           7            0           (7)
Real property gains tax                                            5            2           (3)
Pari-mutuel taxes                                                 29           32            3
Other taxes                                                        1            0           (1)
TOTAL TAXES                                                   27,977       28,402          425
                                                          ----------   ----------   ----------
MISCELLANEOUS RECEIPTS                                         2,091        5,547        3,456
                                                          ----------   ----------   ----------
FEDERAL GRANTS                                                     0          645          645
                                                          ----------   ----------   ----------
TOTAL RECEIPTS                                                30,068       34,594        4,526
                                                          ==========   ==========   ==========

                                  GENERAL FUND
                         PERSONAL INCOME TAX COMPONENTS
                             2002-2003 AND 2003-2004
                              (MILLIONS OF DOLLARS)

                                                           2002-2003       2003-2004        ANNUAL
                                                            ACTUAL          OCTOBER         CHANGE
                                                          ----------      ----------      ----------
Withholdings                                                  19,959          22,085           2,126
Estimated Payments                                             4,855           5,035             180
Final Payments                                                 1,334           1,240             (94)
Delinquencies                                                    796             595            (201)
                                                          ----------      ----------      ----------
GROSS COLLECTIONS                                             26,944          28,955           2,011
State/City Offset                                               (288)           (300)            (12)
Refund Reserve                                                 1,050              84            (966)
Refunds                                                       (4,008)(1)      (4,230)(2)        (222)
                                                          ----------      ----------      ----------
REPORTED TAX COLLECTIONS                                      23,698          24,509             811
STAR                                                          (2,664)         (2,835)           (171)
RBTF                                                          (4,243)         (5,398)         (1,155)
                                                          ----------      ----------      ----------
GENERAL FUND                                                  16,791          16,276            (515)
                                                          ==========      ==========      ==========

     Net personal income tax collections are affected by transactions in the tax refund reserve account. The tax refund reserve account is used to hold moneys designated to pay tax refunds. The Comptroller deposits receipts into this account at the discretion of the Commissioner of Taxation and Finance. The deposit of moneys into the account during a fiscal year has the effect of reducing receipts for the fiscal year, and the withdrawal of moneys from the account has the effect of increasing receipts in the fiscal year of withdrawal. The tax refund reserve account also includes amounts made available as a result of the LGAC financing program. Beginning in 1998-99, a portion of personal income tax collections is deposited directly in the School Tax Reduction (STAR) fund and used to make payments to reimburse local governments for their revenue decreases due to the STAR program.

NOTE 1: REFLECTS THE PAYMENT OF THE BALANCE OF REFUNDS ON 2001 LIABILITY AND PAYMENT OF $960 MILLION OF CALENDAR YEAR 2002 REFUNDS IN THE LAST QUARTER OF THE STATE'S 2002-03 FISCAL YEAR AND A BALANCE IN THE TAX REFUND RESERVE ACCOUNT OF $627 MILLION.

NOTE 2: REFLECTS THE PAYMENT OF THE BALANCE OF REFUNDS ON 2002 LIABILITY AND THE PROJECTED PAYMENT OF $960 MILLION OF CALENDAR YEAR 2003 REFUNDS IN THE LAST QUARTER OF THE STATE'S 2003-04 FISCAL YEAR AND A PROJECTED BALANCE IN THE TAX REFUND RESERVE ACCOUNT OF $543 MILLION.

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                             SPECIAL        CAPITAL         DEBT
                                             GENERAL        REVENUE       PROJECTS        SERVICE        (MEMO)
                                              FUND           FUNDS          FUNDS          FUNDS          TOTAL
                                           -----------    -----------    -----------    -----------    -----------
OPENING FUND BALANCE                               815            947           (560)           158          1,360
                                           ===========    ===========    ===========    ===========    ===========
RECEIPTS:
Taxes                                           28,402          4,462          1,750          7,963         42,577
Miscellaneous receipts                           5,547          9,943          3,232            702         19,424
Federal grants                                     645              1              0              0            646
                                           -----------    -----------    -----------    -----------    -----------
TOTAL RECEIPTS                                  34,594         14,406          4,982          8,665         62,647
                                           ===========    ===========    ===========    ===========    ===========
DISBURSEMENTS:
Grants to local governments                     29,629         10,237          1,095              0         40,961
State operations                                 7,142          4,630              0              8         11,780
General State charges                            3,258            410              0              0          3,668
Debt service                                         0              0              0          3,387          3,387
Capital projects                                     0              6          3,062              0          3,068
                                           -----------    -----------    -----------    -----------    -----------
TOTAL DISBURSEMENTS                             40,029         15,283          4,157          3,395         62,864
                                           ===========    ===========    ===========    ===========    ===========
OTHER FINANCING SOURCES (USES):
Transfers from other funds                       7,773            820            280          4,882         13,755
Transfers to other funds                        (2,423)          (229)          (947)       (10,149)       (13,748)
Bond and note proceeds                               0              0            248              0            248
                                           -----------    -----------    -----------    -----------    -----------
NET OTHER FINANCING SOURCES (USES)               5,350            591           (419)        (5,267)           255
                                           ===========    ===========    ===========    ===========    ===========
CHANGE IN FUND BALANCE                             (85)          (286)           406              3             38
                                           ===========    ===========    ===========    ===========    ===========
CLOSING FUND BALANCE                               730            661           (154)           161          1,398
                                           ===========    ===========    ===========    ===========    ===========

THE SPECIAL REVENUE FUNDS OPENING FUND BALANCE HAS BEEN INCREASED BY $54 MILLION TO REFLECT THE RECLASSIFICATION OF THE EXPENDABLE AND NON-EXPENDABLE TRUST FUNDS FROM THE FIDUCIARY FUND TYPE TO THE SPECIAL REVENUE FUND TYPE PURSUANT TO GASB 34.

                               CASH FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                             SPECIAL        CAPITAL         DEBT
                                             GENERAL        REVENUE       PROJECTS        SERVICE        (MEMO)
                                              FUND           FUNDS          FUNDS          FUNDS          TOTAL
                                           -----------    -----------    -----------    -----------    -----------
OPENING FUND BALANCE                               815          1,039           (791)           158          1,221
                                           ===========    ===========    ===========    ===========    ===========
RECEIPTS:
Taxes                                           28,402          4,462          1,750          7,963         42,577
Miscellaneous receipts                           5,547         10,074          3,232            702         19,555
Federal grants                                     645         33,907          1,638              0         36,190
                                           -----------    -----------    -----------    -----------    -----------
TOTAL RECEIPTS                                  34,594         48,443          6,620          8,665         98,322
                                           ===========    ===========    ===========    ===========    ===========
DISBURSEMENTS:
Grants to local governments                     29,629         40,388          1,312              0         71,329
State operations                                 7,142          7,922              0              8         15,072
General State charges                            3,258            576              0              0          3,834
Debt service                                         0              0              0          3,387          3,387
Capital projects                                     0              6          4,351              0          4,357
                                           -----------    -----------    -----------    -----------    -----------
TOTAL DISBURSEMENTS                             40,029         48,892          5,663          3,395         97,979
                                           ===========    ===========    ===========    ===========    ===========
OTHER FINANCING SOURCES (USES):
Transfers from other funds                       7,773          3,302            280          4,882         16,237
Transfers to other funds                        (2,423)        (2,671)        (1,079)       (10,149)       (16,322)
Bond and note proceeds                               0              0            248              0            248
                                           -----------    -----------    -----------    -----------    -----------
NET OTHER FINANCING SOURCES (USES)               5,350            631           (551)        (5,267)           163
                                           ===========    ===========    ===========    ===========    ===========
CHANGE IN FUND BALANCE                             (85)           182            406              3            506
                                           ===========    ===========    ===========    ===========    ===========
CLOSING FUND BALANCE                               730          1,221           (385)           161          1,727
                                           ===========    ===========    ===========    ===========    ===========

THE SPECIAL REVENUE FUNDS OPENING FUND BALANCE HAS BEEN INCREASED BY $54 MILLION TO REFLECT THE RECLASSIFICATION OF THE EXPENDABLE AND NON-EXPENDABLE TRUST FUNDS FROM THE FIDUCIARY FUND TYPE TO THE SPECIAL REVENUE FUND TYPE PURSUANT TO GASB 34.

                             CURRENT STATE RECEIPTS
                             ALL GOVERNMENTAL FUNDS
                             2002-2003 AND 2003-2004
                              (MILLIONS OF DOLLARS)

                                                 2002-2003     2003-2004       ANNUAL
                                                  ACTUAL        OCTOBER        CHANGE
                                                -----------   -----------   -----------
PERSONAL INCOME TAX                                  23,698        24,509           811
                                                -----------   -----------   -----------
USER TAXES AND FEES                                  10,804        11,906         1,102
                                                -----------   -----------   -----------
Sales and use taxes                                   8,796         9,914         1,118
Cigarette and tobacco taxes                             446           415           (31)
Motor fuel tax                                          544           515           (29)
Motor vehicle fees                                      612           651            39
Highway use tax                                         147           149             2
Alcoholic beverage taxes                                180           182             2
Alcoholic beverage control license fees                  42            42             0
Auto rental tax                                          37            38             1
BUSINESS TAXES                                        4,983         5,021            38
                                                -----------   -----------   -----------
Corporation franchise tax                             1,612         1,577           (35)
Corporation and utilities taxes                       1,091           964          (127)
Insurance taxes                                         776           972           196
Bank tax                                                481           497            16
Petroleum business taxes                              1,023         1,011           (12)
OTHER TAXES                                           1,191         1,141           (50)
                                                -----------   -----------   -----------
Estate tax                                              701           691           (10)
Gift tax                                                  7             0            (7)
Real property gains tax                                   5             2            (3)
Real estate transfer tax                                448           415           (33)
Pari-mutuel taxes                                        29            32             3
Other taxes                                               1             1             0
TOTAL TAXES                                          40,676        42,577         1,901
                                                -----------   -----------   -----------
MISCELLANEOUS RECEIPTS                               14,148        19,555         5,407
                                                -----------   -----------   -----------
FEDERAL GRANTS                                       33,250        36,190         2,940
                                                -----------   -----------   -----------
TOTAL RECEIPTS                                       88,074        98,322        10,248
                                                ===========   ===========   ===========

                               CASH FINANCIAL PLAN
                              SPECIAL REVENUE FUNDS
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                   STATE        FEDERAL        TOTAL
                                                -----------   -----------   -----------
OPENING FUND BALANCE                                    947            92         1,039
                                                ===========   ===========   ===========
RECEIPTS:
Taxes                                                 4,462             0         4,462
Miscellaneous receipts                                9,943           131        10,074
Federal grants                                            1        33,906        33,907
                                                -----------   -----------   -----------
TOTAL RECEIPTS                                       14,406        34,037        48,443
                                                ===========   ===========   ===========
DISBURSEMENTS:
Grants to local governments                          10,237        30,151        40,388
State operations                                      4,630         3,292         7,922
General State charges                                   410           166           576
Debt service                                              0             0             0
Capital projects                                          6             0             6
                                                -----------   -----------   -----------
TOTAL DISBURSEMENTS                                  15,283        33,609        48,892
                                                ===========   ===========   ===========
OTHER FINANCING SOURCES (USES):
Transfers from other funds                              820         2,482         3,302
Transfers to other funds                               (229)       (2,442)       (2,671)
Bond and note proceeds                                    0             0             0
                                                -----------   -----------   -----------
NET OTHER FINANCING SOURCES (USES)                      591            40           631
                                                ===========   ===========   ===========
CHANGE IN FUND BALANCE                                 (286)          468           182
                                                ===========   ===========   ===========
CLOSING FUND BALANCE                                    661           560         1,221
                                                ===========   ===========   ===========

THE STATE SPECIAL REVENUE FUNDS OPENING FUND BALANCE HAS BEEN INCREASED BY $54 MILLION TO REFLECT THE RECLASSIFICATION OF THE EXPENDABLE AND NON-EXPENDABLE TRUST FUNDS FROM THE FIDUCIARY FUND TYPE TO THE SPECIAL REVENUE FUND TYPE PURSUANT TO GASB 34.

                               CASH FINANCIAL PLAN
                             CAPITAL PROJECTS FUNDS
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                   STATE        FEDERAL        TOTAL
                                                -----------   -----------   -----------
OPENING FUND BALANCE                                   (560)         (231)         (791)
                                                ===========   ===========   ===========
RECEIPTS:
Taxes                                                 1,750             0         1,750
Miscellaneous receipts                                3,232             0         3,232
Federal grants                                            0         1,638         1,638
                                                -----------   -----------   -----------
TOTAL RECEIPTS                                        4,982         1,638         6,620
                                                ===========   ===========   ===========
DISBURSEMENTS:
Grants to local governments                           1,095           217         1,312
State operations                                          0             0             0
General State charges                                     0             0             0
Debt service                                              0             0             0
Capital projects                                      3,062         1,289         4,351
                                                -----------   -----------   -----------
TOTAL DISBURSEMENTS                                   4,157         1,506         5,663
                                                ===========   ===========   ===========
OTHER FINANCING SOURCES (USES):
Transfers from other funds                              280             0           280
Transfers to other funds                               (947)         (132)       (1,079)
Bond and note proceeds                                  248             0           248
                                                -----------   -----------   -----------
NET OTHER FINANCING SOURCES (USES)                     (419)         (132)         (551)
                                                ===========   ===========   ===========
CHANGE IN FUND BALANCE                                  406             0           406
                                                ===========   ===========   ===========
CLOSING FUND BALANCE                                   (154)         (231)         (385)
                                                ===========   ===========   ===========

                                    CASHFLOW
                                  GENERAL FUND
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                            APRIL      MAY        JUNE       JULY      AUGUST   SEPTEMBER   OCTOBER   NOVEMBER   DECEMBER
                           -------   -------    -------    -------    -------   ---------   -------   --------   --------
OPENING FUND BALANCE           815     2,786      2,151      1,989      1,466       1,331     2,559      3,245      2,825
                           =======   =======    =======    =======    =======   =========   =======   ========   ========
RECEIPTS:
Taxes
Personal income tax          2,811       244      1,545      1,214      1,126       1,791     1,345      1,034        233
Sales tax                      450       461        692        547        557         813       567        574        815
User taxes and fees            103        74         40         73         52          65        49         50         55
Business taxes                  56      (133)       728         58         42         787        41          1         809
Other taxes                     49        93         33         60         67          96        48         52         55
Tobacco bond proceeds            0         0      2,202          0          0           0         0          0      1,598
Federal Grants                   0         0        323          0          0           0       323          0          0
Miscellaneous receipts          70        55        116         94         81         187       137        290        102
Transfers from other
funds                          898       297        770        585        561         816       628        460        359
                           -------   -------    -------    -------    -------   ---------   -------   --------   --------
TOTAL RECEIPTS               4,437     1,091      6,449      2,631      2,486       4,555     3,138      2,461      4,026
                           =======   =======    =======    =======    =======   =========   =======   ========   ========
Disbursements:
Grants to local
governments                  1,462       604      5,426      1,834      1,723       1,703     1,557      1,871      2,973
State operations               743       799        648        845        606         634       504        656        728
General State charges           32       268        246        359        246         636       275        171        217
Transfers to other funds       229        55        291        116         46         354       116        183        397
                           -------   -------    -------    -------    -------   ---------   -------   --------   --------
TOTAL DISBURSEMENTS          2,466     1,726      6,611      3,154      2,621       3,327     2,452      2,881      4,315
                           =======   =======    =======    =======    =======   =========   =======   ========   ========
CHANGE IN FUND BALANCE       1,971      (635)      (162)      (523)      (135)      1,228       686       (420)      (289)
                           =======   =======    =======    =======    =======   =========   =======   ========   ========
CLOSING FUND BALANCE         2,786     2,151      1,989      1,466      1,331       2,559     3,245      2,825      2,536
                           =======   =======    =======    =======    =======   =========   =======   ========   ========

NOTE: REFLECTS ACTUALS THROUGH SEPTEMBER PUBLISHED IN THE COMPTROLLER'S MONTHLY REPORT ON STATE FUNDS CASH BASIS OF ACCOUNTING FOR SEPTEMBER 2003 AND DOB PROJECTIONS FOR OCTOBER THROUGH DECEMBER.

GAAP-BASIS FINANCIAL PLANS

(Reprinted from August 7, 2003 Update to the AIS)

     DOB also prepares the General Fund and All Governmental Funds Financial Plans in accordance with Generally Accepted Accounting Principles (GAAP). The GAAP results for 2002-03 and the projections for 2003-04 are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 2002-03 State Fiscal Year, and reflect the impact of GASB 34. GASB 34 has significantly changed the presentation of GAAP financial information for State and local governments. The changes are intended to portray the State's net overall financial condition, including activities that affect State assets and liabilities during the fiscal year.

     Based on the new GASB 34 presentation, the State has a net positive asset condition of $44.9 billion, a decrease of $5.5 billion from the prior year. In the General Fund, the State ended the 2002-03 fiscal year with an operating deficit of $4.22 billion. The operating result is primarily attributable to the use of $1.3 billion in cash reserves to balance the 2002-03 budget, a $1.0 billion decline in revenues as a result of the weak economy and lingering effects of the World Trade Center disaster, and the deferral of $1.9 billion in cash basis spending from 2002-03 until 2003-04. As a result of the operating deficit, the 2001-02 accumulated surplus (as restated) of $901 million has declined to a $3.32 billion accumulated deficit.

     The General Fund is anticipated to end the 2003-04 fiscal year with an operating surplus of $968 million on a GAAP-basis which is primarily attributable to the receipt of the tobacco bond proceeds originally anticipated in 2002-03 but received in 2003-04, partially offset by the use of cash reserves and other non-recurring actions in 2003-04. As a result, the accumulated deficit is projected to improve to $2.25 billion by the end of the 2003-04 fiscal year.

CAPITAL PROGRAM AND FINANCING PLAN UPDATE

(Reprinted from August 7, 2003 Update to the AIS)

     Section 22-c of the State Finance Law requires the Governor to update the five-year Capital Program and Financing Plan (the Plan) submitted with the Executive Budget by the later of July 30 or 90 days after the enactment of the State Budget. The updated 2003-04 through 2007-08 Capital Program and Financing Plan was released with the First Quarterly Update and can be obtained by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or by visiting its website at www.budget.state.ny.us.

     Total capital spending is projected to be $26.2 billion across the five years of the Plan, an average of $5.2 billion annually. Transportation continues to be largest area of spending, which is projected at $15.3 billion over the five-year Plan. Spending for the environment ($4 billion), education ($2.2 billion), mental hygiene ($1.5 billion), public protection ($1.3 billion), and economic development, housing and other programs ($1.9 billion) constitutes the remainder of the five-year Plan.

     For 2003-04 through 2007-08, the Plan projects issuances of: $872 million in general obligation bonds; $5.3 billion in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $955 million in Mental Health Facilities Improvement Revenue Bonds issued by DASNY to finance capital projects at mental health facilities; $276 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; and $7.9 billion in State Personal Income Tax Revenue Bonds to finance various capital programs including school construction, university facilities, SUNY community colleges, State court facilities, local highway improvements, prisons, housing, economic development and environmental programs, homeland security, and State facilities. The projections of State borrowings for the 2003-04 fiscal year are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

     The Debt Reform Act of 2000 has improved the State's borrowing practices by imposing phased-in caps on new debt outstanding and new debt service costs, limiting the use of debt to capital works and purposes only, and establishing a maximum term of 30 years on such debt. The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000.

     The most recent annual debt reform calculations show that the State was in compliance with both debt caps, with debt issued after March 31, 2000 and then outstanding at 0.67 percent of personal income and debt service on such debt at
0.36 percent of total governmental receipts as compared to the caps of 1.25 percent each. The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt. All interest rate exchange agreements are subject to various statutory restrictions such as minimum counterparty ratings, monthly reporting requirements, and the adoption of interest rate exchange agreement guidelines. All the authorized issuers have adopted uniform guidelines as required by statute. As of March 31, 2003, there was approximately $1.9 billion in debt instruments resulting in a variable rate exposure. In addition, three authorized issuers entered into a total notional amount of $2.2 billion in interest rate exchange agreements, with a mark-to-market value of about $42 million. Both amounts are less than the authorized totals of 15 percent of total outstanding State-supported debt (about $5.8 billion each).

SPECIAL CONSIDERATIONS

     The Financial Plan is necessarily based upon on forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

     Labor contracts between the State and most State employee unions expired on March 31, 2003 and collective bargaining negotiations are ongoing. The Financial Plan contains no reserves to finance potential new costs related to any new labor agreements. DOB projects that every one percent increase in salaries for all State employees would result in a General Fund Financial Plan cost of approximately $80 million.

     DOB continues to forecast that the State's cash flow position will experience pressure in the first quarter of the 2004-05 fiscal year. A number of administrative options are available to DOB to manage General Fund cash flow needs during any fiscal year. The State is prohibited from issuing seasonal notes in the public credit markets to finance cash flow needs, unless the State satisfies certain restrictive conditions imposed under the LGAC statute and related bond covenants. For a discussion of the LGAC restrictions, see the section entitled "Debt and Other Financing Activities -- Local Government Assistance Corporation" in the AIS.

     On August 6, 2003, the LGAC board of directors, which is comprised of the LGAC chairperson, the State Comptroller, and the Director of DOB, unanimously approved a resolution objecting to the annual payments of $170 million to the City of New York and the refinancing of MAC bonds. The resolution directed LGAC to not participate in the New York City transaction, authorized the co-executive directors of LGAC to engage the services of litigation counsel, and declared that LGAC has no intention to pay such $170 million payments unless legal issues with the transaction (including but not limited to potential LGAC bond covenant violations) are resolved either by litigation or action by the Legislature. For an update on the status of this litigation, see the section entitled "Litigation" in this Update.

     The Federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, these audits have not been finalized, and, as a result, the liability of the State and/or school districts for any disallowances that may result from these audits cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances.

     In addition, as of September 2003, nearly $300 million in Federal Medicaid payments related to school supportive health services have been deferred by the Federal Centers for Medicare and Medicaid Services. Since the State has continued to reimburse school districts for these costs, these Federal deferrals, if not resolved, could result in a Medicaid cash shortfall, potentially creating a need for additional State support in the short-term.

     New York State continues to await Federal approval of the Medicaid State Plan Amendment necessary to make planned payments totaling roughly $1.1 billion (half funded by the Federal government) to public hospitals throughout the State, including New York City Health and Hospitals Corporation, State University of New York hospitals, and other State and county operated facilities.

     The current State Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances. As a result, there can be no assurance that the State's budget projections for 2003-04 will not differ materially and adversely from the projections set forth at this time.

                                     PART II

     PART II OF THIS UPDATE CONTAINS REPRINTED INFORMATION ON GAAP-BASIS RESULTS FOR FISCAL YEAR 2002-03 THAT APPEARED IN THE AUGUST 7, 2003 UPDATE TO THE AIS. IT ALSO CONTAINS UPDATED DISCLOSURE ON THE STATE RETIREMENT SYSTEM, THE METROPOLITAN TRANSPORTATION AUTHORITY, AND THE CITY OF NEW YORK.

GAAP-BASIS RESULTS FOR PRIOR FISCAL YEARS (Reprinted from August 7, 2003 Update to the AIS)

     On July 29, 2003, the State Comptroller issued the Basic Financial Statements and Other Supplementary Information (the 2002-03 Basic Financial Statements) for the 2002-03 fiscal year. The 2002-03 Basic Financial Statements were prepared in accordance with GASB 34 and other applicable GASB statements. The 2002-03 Basic Financial Statements can be obtained by visiting the Office of the State Comptroller's website, www.osc.state.ny.us, or by contacting the Office of the State Comptroller, 110 State Street, Albany, NY 12236.

     For a brief summary of the 2002-03 GAAP-basis results, see the section entitled "GAAP-basis Financial Plans" in Part I of this Update.

STATE ORGANIZATION

STATE RETIREMENT SYSTEMS

GENERAL

     The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 34 percent of the membership during the 2002-03 fiscal year. There were 2,818 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

     As of March 31, 2003, 650,543 persons were members and 313,597 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

CONTRIBUTIONS

     Funding is provided in large part by employer and employee contributions. Employers contribute on the basis of the plan or plans they provide for members. Members joining since mid-1976, other than police and fire members, are required to contribute 3 percent of their salaries for their first 10 years of membership.

     Legislation enacted in May, 2003 realigns the Retirement Systems billing cycle to match governments' budget cycles and the legislation also institutes a minimum annual payment. The employer contribution for a given fiscal year will be based on the value of the pension fund and its liabilities on the prior April
1. In addition, employers will be required to make a minimum contribution of at least 4.5 percent of payroll every year. The legislation also eliminates the State's ability to delay payments when the amounts owed are greater than the amount budgeted, effective in fiscal year 2004-2005. Also, a portion of the 2004-2005 bill may be amortized over a five-year period at 8 percent interest with the first payment due in 2004-05.

     Due to the enactment of this legislation, the State bill due in the fiscal year ending March 31, 2004, payable September 1, 2003, was $481.5 million, of which $396.3 million was paid. The difference with 8 percent interest will be due on or before March 1, 2006. Employer contributions due from the State for the fiscal year ending March 31, 2005, payable September 1, 2004, are estimated at $1.15 billion or $797 million if the maximum amount is amortized.

ASSETS AND LIABILITIES

     Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. OSC reports the net assets available for benefits as of March 31, 2003 were $97.4 billion (including $2.3 billion in receivables), a decline of $15.3 billion or 13.6 percent from the 2001-02 level of $112.7 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 2003 was $130.5 billion (including $46.1 billion for current retirees and beneficiaries), an increase of $3.5 billion or 2.8 percent from the 2001-02 level of $127 billion. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differ from net assets in that they are calculated using a five-year smoothing method for valuing equity investments and using amortized cost instead of market value for bonds and mortgages. Actuarial assets decreased from $125.2 billion in 2002 to $106.7 billion on March 31, 2003. The table below shows the actuarially determined contributions that have been made over the last six years. See also "Contributions" above.

                    NET ASSETS AVAILABLE FOR BENEFITS OF THE
                 NEW YORK STATE AND LOCAL RETIREMENT SYSTEMS(1)
                              (MILLIONS OF DOLLARS)

                                                                                          INCREASE/
            FISCAL YEAR ENDED                                                            (DECREASE)
                MARCH 31                             TOTAL ASSETS(2)                   FROM PRIOR YEAR
------------------------------------------    ------------------------------   --------------------------------
                  1998                                   106,319                            26.7
                  1999                                   112,723                             6.0
                  2000                                   128,889                            14.3
                  2001                                   114,044                           (11.5)
                  2002                                   112,725                            (1.2)
                  2003                                    97,373                           (13.6)

----------
(1) Includes relatively small amounts held under Group Life Insurance Plan. Includes some employer contribution receivables. Fiscal year ending March 31, 2003 includes approximately $2.3 billion of receivables.
(2) Includes certain accrued employer contributions to be paid with respect to service rendered during fiscal years other than the year shown.

                           CONTRIBUTIONS AND BENEFITS
                   NEW YORK STATE AND LOCAL RETIREMENT SYSTEMS
                              (MILLIONS OF DOLLARS)

ENDED               ALL PARTICIPATING            LOCAL                                              BENEFITS
MARCH 31              EMPLOYERS(1)            EMPLOYERS(1)        STATE(1)        EMPLOYEES          PAID(2)
--------              ------------            ------------        --------        ---------         --------
1998                       463                    358                105             369              3,395
1999                       292                    156                136             400              3,570
2000                       165                     11                154             423              3,787
2001                       215                    112                103             319              4,267
2002                       264                    199                 65             210              4,576
2003                       652                    378                274             219              5,030

----------
Sources:  State and Local Retirement Systems.
(1)  Includes employer premiums to Group Life Insurance Plan.
(2)  Includes payments from Group Life Insurance Plan.

AUTHORITIES AND LOCALITIES

METROPOLITAN TRANSPORTATION AUTHORITY

     THE FOLLOWING INFORMATION WAS PREPARED FROM INFORMATION FURNISHED BY THE METROPOLITAN TRANSPORTATION AUTHORITY (MTA) AND IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. THIS SECTION IS INTENDED TO PROVIDE READERS WITH A BRIEF SUMMARY OF STATE OVERSIGHT AND FINANCIAL ASSISTANCE TO THE MTA. THE OFFICIAL FINANCIAL DISCLOSURE OF THE MTA AND ITS SUBSIDIARIES IS AVAILABLE BY CONTACTING THE METROPOLITAN TRANSPORTATION AUTHORITY, FINANCE DEPARTMENT, 347 MADISON AVENUE, 6TH FLOOR, NEW YORK, NEW YORK 10017 OR BY VISITING THE MTA WEBSITE AT www.mta.info/mta/investor.htm. THE STATE ASSUMES NO LIABILITY OR RESPONSIBILITY FOR ANY FINANCIAL INFORMATION REPORTED BY THE MTA OR FOR ANY ERRORS OR OMISSIONS THAT MAY BE CONTAINED AT THE MTA WEBSITE.

     The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the TA). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (TBTA), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the MTA may be required to seek additional State assistance, raise fares or take other actions.

     The MTA Board has approved a financial plan for the years 2003 and 2004 for itself and its affiliates and subsidiaries (the 2003-04 Financial Plan) that will enable all such entities to maintain their respective operations on a self-sustaining basis through 2004. The 2003-04 Financial Plan tracks the final two years of the 2000-2004 Capital Programs of the transit and commuter systems (the 2000-2004 Capital Programs) that were approved by the Capital Program Review Board. As part of the 2003-04 Financial Plan, fares on the transit and commuter systems and tolls on TBTA's bridges and tunnels were increased in May 2003. Legal challenges to the fare and toll increases were unsuccessful.

     On October 28, 2003 the MTA released a revised 2003 budget and a four-year Financial Plan for itself and its affiliates and subsidiaries for 2004 - 2007. This Plan expects balanced budgets for 2003 and 2004. The Plan anticipates budget gaps of $840 million in 2005, $1.34 billion in 2006 and $1.45 billion in 2007. The MTA will solicit wide-ranging comment from the public and elected officials and submit a revised final 2004 budget and 2005 - 2007 Financial Plan to its Board in late December 2003.

     On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion 2000-2004 Capital Programs. Other amendments were subsequently approved raising the total of the programs to $17.9 billion. The 2000-2004 Capital Programs are the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project. The 2000-2004 Capital Programs approved by the Capital Program Review Board assume the issuance of an estimated $10.6 billion in new money MTA bonds. The remainder of the plan is projected to be financed with assistance from the Federal government, the State, The City of New York, and from various other revenues generated from actions taken by the MTA.

     Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 Enacted Budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Programs. This capital commitment includes approximately $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA. State legislation accompanying the 2000-01 Enacted Budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the 2000-2004 Capital Programs.

     There can be no assurance that all the necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. As appropriate, the MTA and the Capital Program Review Board may amend the 2000-2004 Capital Programs from time to time to reflect the level of funding available to pay for the capital projects anticipated to be undertaken during the time period covered by the approved programs. If the 2000-2004 Capital Programs are delayed or reduced, ridership and fare revenue may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

THE CITY OF NEW YORK

     THE FOLLOWING INFORMATION WAS PREPARED FROM INFORMATION FURNISHED BY THE CITY OF NEW YORK AND IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. THIS SECTION IS INTENDED TO PROVIDE READERS WITH A BRIEF SUMMARY OF THE FINANCIAL CONDITION OF THE CITY OF NEW YORK, WHICH IS THE LARGEST MUNICIPAL RECIPIENT OF STATE ASSISTANCE TO LOCAL GOVERNMENTS. THE FISCAL DEMANDS ON THE STATE MAY BE AFFECTED BY THE FISCAL CONDITION OF THE CITY, WHICH RELIES IN PART ON STATE AID TO BALANCE ITS BUDGET AND MEET ITS CASH REQUIREMENTS. IT IS ALSO POSSIBLE THAT THE STATE'S FINANCES MAY BE AFFECTED BY THE ABILITY OF THE CITY, AND CERTAIN ENTITIES ISSUING DEBT FOR THE BENEFIT OF THE CITY, TO MARKET SECURITIES SUCCESSFULLY IN THE PUBLIC CREDIT MARKETS. THE OFFICIAL FINANCIAL DISCLOSURE OF THE CITY OF NEW YORK AND FINANCING ENTITIES ISSUING DEBT ON ITS BEHALF IS AVAILABLE BY CONTACTING RAYMOND J. ORLANDO, DIRECTOR OF INVESTOR RELATIONS, OR CONTACTING THE NEW YORK CITY OFFICE OF MANAGEMENT AND BUDGET, 75 PARK PLACE, 6TH FLOOR, NEW YORK, NY 10007, (212) 788-5875. THE STATE ASSUMES NO LIABILITY OR RESPONSIBILITY FOR ANY FINANCIAL INFORMATION REPORTED BY THE CITY OF NEW YORK.

     On June 30, 2003, the City submitted to the State Financial Control Board (the "Control Board") the Financial Plan for the 2003 through 2007 fiscal years, which relates to the City and certain entities which receive funds from the City, and which reflects changes as a result of the City's expense and capital budgets for the 2004 fiscal year which were adopted on June 27, 2003. The Financial Plan is a modification to the financial plans submitted to the Control Board on November 18, 2002, January 31, 2003 and April 23, 2003. The Financial Plan projects revenues and expenditures for the 2003 and 2004 fiscal years balanced in accordance with GAAP, and projects gaps of $2.0 billion, $3.2 billion, and $3.3 billion for fiscal years 2005, 2006, and 2007, respectively.

     The current Financial Plan reflects changes since the June Financial Plan which decreased projected revenues, by $821 million, $2.3 billion, $2.2 billion and $2.0 billion in fiscal years 2003 through 2006, respectively, and increased projected net expenditures by $1.3 billion, $1.3 billion and $1.6 billion in fiscal years 2004 through 2006, respectively. Changes in projected revenues include a decline in projected tax revenues of $621 million, $1.6 billion, $1.8 billion and $1.9 billion in fiscal years 2003 through 2006, respectively, reflecting primarily decreases in projected personal income, business and sales tax revenues, as well as the elimination of previously assumed non-tax revenues. The decline in projected tax revenue growth reflects the September 11th attack and a continued weak economy, which has resulted in lower wage earnings, lower corporate earnings, local job losses exceeding 117,000 in 2002 and 20,000 in the first half of 2003, a disruption in tourism and related spending and the decline in financial services sector profits and employee income. Changes in projected expenditures since the June Financial Plan include: (i) increased pension costs totaling $213 million, $369 million and $541 million for fiscal years 2004 through 2006, respectively, resulting primarily from additional pension benefits and investments losses in fiscal year 2002, partially offset by projected investment gains in fiscal year 2003; and (ii) the elimination of $223 million, $296 million, $291 million and $412 million of previously assumed labor productivity initiatives in fiscal years 2003 through 2006, respectively. In addition, the City will receive $232 million over the next five years generated by the Battery Park City Authority's (BPCA) recent bond refunding. Of this amount, the City will receive $68 million in fiscal year 2004, which is in addition to the $150 million reflected in the City's Financial Plan from the sale of City-owned land to BPCA. Changes in projected expenditures also include increased agency spending, increased costs for settling claims against the City, increased health and welfare spending primarily for Medicaid, increased debt service costs, an increase in the labor reserve and funding for capital expenditures. The Financial Plan also includes proposed discretionary transfers and prepayments in fiscal year 2003 of $1.3 billion, reflecting discretionary transfers and prepayments in fiscal year 2003 of $679 million in debt service, subsidies and lease debt service due in fiscal year 2004 and a miscellaneous budget grant of $624 million to the Transitional Finance Authority in fiscal year 2003, which increases tax revenue in fiscal year 2004 by $624 million.

     The gap-closing program included in the Financial Plan reflects: (i) the enacted 18.49 percent property tax increase, effective January 1, 2003, which is projected to continue to generate $837 million, $1.7 billion, $1.8 billion and $1.9 billion in fiscal years 2003 through 2006, respectively, and (ii) a gap-closing program to reduce agency expenditures (including debt service savings reflecting a 24 percent reduction in capital commitments) and increase agency revenues by $950 million in fiscal year 2003 and by between $2.1 billion and $2.2 billion annually in subsequent fiscal years.

     The gap-closing program included in the Financial Plan also reflects: (i) an enacted increase in the personal income tax rates (which decline after the first year) for City residents with taxable income above specified amounts for three years, commencing January 1, 2003, which is projected to generate $644 million, $545 million and $315 million in fiscal years 2004 through 2006, respectively; (ii) an enacted increase in the City portion of the sales tax by one-eighth percent for two years, commencing in June 2003, which is proposed to generate $115 million and $111 million in fiscal years 2004 and 2005, respectively; (iii) the repeal, beginning June 1, 2003, of the sales tax exemption on the purchase of clothing and footwear under $110 for one year with two one-week periods of exemption which is expected to generate $192 million in fiscal year 2004; (iv) legislation enacted by the State Legislature pursuant to which LGAC is to make available to the City $170 million annually which the City intends to assign to a newly-created financing entity for the purpose of refinancing outstanding indebtedness of the Municipal Assistance Corporation for the City of New York (MAC) which would make available to the City approximately $500 million annually in fiscal years 2004 through 2008 by reducing the amount of City revenues retained for MAC debt service; (v) $200 million, $583 million and $96 million in fiscal years 2004 through 2006, respectively, of back rent and renegotiated future lease payments for the City's airports, which is subject to the settlement of the City's claim for back rent and the renegotiation of the City's airport leases; and (vi) additional Federal assistance and additional State assistance which requires the approval of the State government. Additional Federal gap-closing actions in the Financial Plan include $420 million in fiscal year 2003 (in addition to the $230 million previously provided) to reimburse the City for costs related to the September 11th attack and increased Federal funding for Medicaid which is expected to generate approximately $290 million for the City over the fifteen months ending June 30, 2004. The additional State actions proposed in the Financial Plan include a proposed regional transportation initiative which would produce savings for the City totaling $75 million in fiscal year 2004 and approximately $150 million annually in each of fiscal years 2005 and 2006 by transferring responsibility for the local private bus system to the Metropolitan Transportation Authority. Subsequent to the passage of the State budget by the State Legislature, the Governor vetoed significant portions of the budget and other legislation providing City assistance, including legislation relating to the increase in the in the City personal income tax and the sales tax, the proposed $170 million annual payment by LGAC that the City intends to use to pay for MAC debt and the restoration of State education aid. In his veto message, the Governor raised questions as to the constitutionality of the mandated annual $170 million payment. On May 15 and May 19, 2003, the State Legislature overrode the Governor's vetoes. On August 6, 2003 the LGAC directors adopted a resolution stating that LGAC would not make the $170 million annual payment to the City, expressing legal and policy concerns with the legislation.

     On August 13, 2003, LGAC, its Chairperson, the State Division of the Budget and its Director sued the City and the Sales Tax Asset Receivable Corporation (STAR Corp.) seeking to prevent the issuance of bonds by STAR Corp., the local development corporation expected to finance the cost of debt service on MAC debt otherwise payable from City sales tax revenues. STAR Corp. debt is expected to be paid from the annual payment of $170 million from LGAC which the City would assign to STAR Corp. The State Supreme Court granted the City's and STAR Corp.'s motion for summary judgment. Plaintiffs appealed that decision to the State Appellate Division which had previously issued a preliminary injunction preventing STAR Corp. from issuing its bonds pending appeal. The appeal is expected to be heard in November. The outcome of this litigation cannot be predicted with certainty. If the $500 million in annual savings in MAC debt service for fiscal years 2004 through 2008 from the STAR Corp. financing is not available to the City, the City would be forced to reduce expenditures or increase revenues to maintain balanced operating results for fiscal year 2004 and would be faced with larger than forecast budget gaps in the subsequent years of the Financial Plan.

     The Financial Plan does not make any provision for wage increases, other than the pay increases for the 2000-2002 round of bargaining and pay increases to be funded by productivity initiatives. It is estimated that each one percent wage increase for all City employees for subsequent contract periods would cost approximately $212 million annually (including benefits). The City Comptroller and others have issued reports identifying various risks. In addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and other factors which could have a material effect on the City.

     On October 3, 2003, the City's Office of Management and Budget directed City agencies to detail how they would sustain a three percent reduction in City-funded expenditures, with the goal of achieving budgetary savings of $300 million in fiscal year 2004.

     On October 15, 2003, the Mayor and the Governor announced that the City and the Port Authority of New York and New Jersey (the "Port Authority") had reached an agreement to extend the current lease on John F. Kennedy International and LaGuardia airports through 2050. The agreement secures a minimum upfront payment to the City of approximately $700 million and a minimum annual rent payment of $93.5 million. The upfront payment, which consists of an approximately $500 million lump sum payment and the annual rent payments for 2002 and 2003, is expected to be received late in fiscal year 2004 or in fiscal year 2005. This agreement is subject to the approval of the Port Authority Board and other closing conditions.

MONITORING AGENCIES

     On July 30, 2003, the City Comptroller released a report on the Financial Plan that identified risks for the fiscal years 2004 through 2007, respectively, which, when added to the gaps in the Financial Plan, result in gaps of $484 million, $3.0 billion, $3.9 billion and $3.9 billion in fiscal years 2004 through 2007, respectively.

     On July 24, 2003, the Office of the State Deputy Comptroller issued a report on the Financial Plan that identified net risks of $367 million, $806 million, $401 million and $423 million for fiscal years 2004 through 2007, respectively.

     On July 24, 2003, the staff of the Control Board issued a report reviewing the Financial Plan that identified net risks of $154 million, $775 million, $291 million and $313 million for fiscal years 2004 through 2007, respectively, which, when combined with the gaps projected in the Financial Plan, result in estimated gaps of $154 million, $2.8 billion, $3.5 billion and $3.6 billion for fiscal years 2004 through 2007, respectively.

     The staffs of the FCB, OSDC, the City Comptroller and the Independent Budget Office, issue periodic reports on the City's financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; Independent Budget Officer, OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention:
Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

                                    PART III

LITIGATION

LOCAL GOVERNMENT ASSISTANCE CORPORATION

     In LOCAL GOVERNMENT ASSISTANCE CORPORATION ET AL. V. SALES TAX ASSET RECEIVABLE CORPORATION AND THE CITY OF NEW YORK (Supreme Court, Albany County), the petitioners challenge, INTER ALIA, the constitutionality of Public Authorities Law section 3238-a, which requires LGAC to annually transfer $170 million to The City of New York. Section 3238-a was enacted in 2003 as part of legislation (Part A4 of Chapter 62 and Part V of Chapter 63 of the Laws of 2003) authorizing the refinancing of debt incurred by the Municipal Assistance Corporation (the MAC Refinancing Act). By decision and order dated September 17, 2003, the court held that the MAC Refinancing Act was constitutional. Petitioners have appealed from the decision and order to the Appellate Division, Third Department. By decision and order entered August 27, 2003, the Appellate Division, Third Department granted a preliminary injunction restraining defendants, INTER ALIA, from issuing any bonds pursuant to the MAC Refinancing Act pending appeal.

SCHOOL AID

     In CAMPAIGN FOR FISCAL EQUITY, INC. ET AL. V. STATE, ET AL. (Supreme Court, New York County), plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

     This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the Federal and State constitutions and Title VI of the Federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.

     By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a "sound basic education" as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court's decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

     By decision dated June 26, 2003, the Court of Appeals reversed that portion of the June 25, 2002 decision and order of the Appellate Division, First Department relating to the claims arising under the State Constitution. The Court held that the weight of the credible evidence supported the trial court's conclusion that New York City schoolchildren were not receiving the constitutionally mandated opportunity for a sound basic education and further held that the plaintiffs had established a causal link between the present education funding system and the failure to provide said sound basic education. The Court remitted the case to the trial court for further proceedings in accordance with its decision.

MEDICAID

     Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are NEW YORK STATE HEALTH FACILITIES ASSOCIATION, ET AL., V. DEBUONO, ET AL., ST. LUKE'S NURSING CENTER, ET AL. V. DEBUONO, ET AL., NEW YORK ASSOCIATION OF HOMES AND SERVICES FOR THE AGING V. DEBUONO, ET AL. (THREE CASES), HEALTHCARE ASSOCIATION OF NEW YORK STATE V. DEBUONO AND BAYBERRY NURSING HOME ET AL. V. PATAKI, ET AL. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and Federal law.

     In a decision dated June 3, 2003, involving seven consolidated cases (MATTER OF ST. JAMES NURSING HOME V. DEBUONO), the Supreme Court, Albany County, partially granted petitioners claims that the State violated the procedural requirements of the Boren Amendment and directed the State to recalculate the Medicaid rates associated with State Plan Amendment 95-23. The court dismissed petitioners' claims as to the Medicaid rates associated with State Plan Amendments 95-24 and 96-24. The State has appealed from this decision.

     In related cases, NEW YORK ASSOCIATION OF HOMES AND SERVICES FOR THE AGING, INC. V. NOVELLO, ET AL., VALLEY HEALTH SERVICES V. STATE AND CHARLES T. SITRIN HEALTH CARE CENTER, INC., ET AL. V. SONY, ET AL., plaintiffs seek judgments declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to Public Health Law Section 2907-d, enacted as part of Chapter 1 of the Laws of 2002, also known as the Health Care Workforce Recruitment & Retention Act of 2002, or "HCRA 2002," which impose a 6 percent assessment on nursing home gross receipts from patient care services and operating income. In a decision dated April 24, 2003, the Court granted summary judgment to defendants dismissing the SITRIN case. Plaintiffs have appealed from this decision.

EMPIRE CONVERSION

     In CONSUMERS UNION OF U.S., INC. V. STATE, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the "public asset fund" to be used for the purpose set forth in Section 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which WAS returnable simultaneously with the motions to dismiss, on November 26, 2002.

     By decision dated February 28, 2003, the Supreme Court, New York County, granted the defendants' motions to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed from the February 28, 2003 decision. Plaintiffs served an amended complaint on April 1, 2003. On April 15, 2003, the defendants moved to dismiss the amended complaint. By decision dated October 1, 2003, the court denied defendants' motions to dismiss, except for the motions to dismiss brought by the individually named members of the board of directors of Empire Healthchoice, Inc. The court also declined to vacate the temporary restraining order directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account. Defendants intend to appeal this decision.

REAL PROPERTY CLAIMS

     In the CANADIAN ST. REGIS BAND OF MOHAWK INDIANS case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the States motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution.

     In the CAYUGA INDIAN NATION OF NEW YORK case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. On October 1, 2003, the State served the United States Department of the Interior and the United States Department of Justice with a statement of claim asserting that the United States is jointly and severally liable with the State for the $248 million judgment and post-judgment interest. A statement of claim is a precursor to filing a proceeding in the United States Court of Claims.

                          ANNUAL INFORMATION STATEMENT
                                STATE OF NEW YORK
                               DATED: MAY 30, 2003

TABLE OF CONTENTS

ANNUAL INFORMATION STATEMENT                                                    1

         Introduction                                                           2

CURRENT FISCAL YEAR                                                             4

         ENACTED BUDGET FINANCIAL PLAN                                          4

              Overview                                                          4
              Explanation of the Financial Plan                                 8
              The State's Fund Structure                                        8
              2003-04 General Fund Financial Plan                               9
              Governmental Funds Financial Plans                                20
              First Quarter Cash Flow                                           24
              GAAP-Basis Financial Plans                                        25
              Outyear General Fund Financial Plan Projections                   25

         SPECIAL CONSIDERATIONS                                                 42

ANNUAL INFORMATION STATEMENT MAY 30, 2003

                          ANNUAL INFORMATION STATEMENT
                            OF THE STATE OF NEW YORK

INTRODUCTION

     This Annual Information Statement ("AIS") is dated May 30, 2003 and contains information only through that date. This AIS constitutes the official disclosure information regarding the financial condition of the State of New York (the "State"). This AIS, including the Exhibits attached hereto, should be read in its entirety, together with any update or supplement issued during the fiscal year.

     In this AIS, readers will find:

          1. A section entitled the "Current Fiscal Year" that contains (a) the Enacted Budget Financial Plan prepared by the Division of the Budget ("DOB"), including the State's official Financial Plan projections and (b) a discussion of potential risks that may affect the State's Financial Plan during the current fiscal year under the heading "Special Considerations."

          2. Information on other subjects relevant to the State's fiscal condition, including: (a) operating results for the three prior fiscal years, (b) the State's revised economic forecast and a profile of the State economy, (c) debt and other financing activities, (d) governmental organization, and (e) activities of public authorities and localities.

          3. The status of significant litigation that has the potential to adversely affect the State's finances.

     DOB is responsible for organizing and presenting the information that appears in this AIS on behalf of the State. In preparing the AIS, DOB relies on information drawn from several sources, including the Office of the State Comptroller ("OSC"), public authorities, and other sources believed to be reliable, but its presentation herein has not been subject to an independent audit process by DOB. Information relating to matters described in the section entitled "Litigation" is furnished by the Office of the State Attorney General.

     During the fiscal year, the Governor, the State Comptroller, State legislators, and others may issue statements or reports that contain predictions, projections or other information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially from the information provided in this AIS. Investors and other market participants should, however, refer to this AIS, as revised, updated, or supplemented, for official information regarding the financial condition of the State.

     The State plans to issue updates to this AIS on a quarterly basis (generally in July, November and January of each fiscal year) and may issue supplements or other disclosure notices as events warrant. The State intends to announce publicly whenever an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain informational copies of the AIS, updates, and supplements by contacting Mr. Louis Raffaele, Chief Budget Examiner, New York State Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705. This AIS has also been filed with the Nationally Recognized Municipal Securities Information Repositories. The Basic Financial Statements for the 2002-03 fiscal year are expected to be available in July 2003 and may be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236.

     Informational copies of this AIS are available electronically on the DOB WEBSITE AT www.budget.state.ny.us. Typographical or other errors may have occurred in converting the original source documents to their digital format, and DOB assumes no liability or responsibility for errors or omissions contained at the Internet site.

                               CURRENT FISCAL YEAR

     The State's current fiscal year began on April 1, 2003 and ends on March 31, 2004. On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, DOB issued the Enacted Budget Financial Plan on May 28, 2003 that reflected final action on the 2003-04 State Budget by the Legislature.

     THE ENACTED BUDGET FINANCIAL PLAN SET FORTH BELOW WAS PREPARED BY THE DOB AND REFLECTS ACTIONS BY THE STATE LEGISLATURE THROUGH THE DATE OF THIS AIS. THE ENACTED BUDGET FINANCIAL PLAN CONTAINS ESTIMATES AND PROJECTIONS OF FUTURE RESULTS THAT SHOULD NOT BE CONSTRUED AS STATEMENTS OF FACT. THESE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS THAT MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND NATION AND POTENTIAL LITIGATION CONCERNING ACTIONS BY THE STATE LEGISLATURE IN ENACTING THE 2003-04 BUDGET. THERE CAN BE NO ASSURANCE THAT ACTUAL RESULTS WILL NOT DIFFER MATERIALLY AND ADVERSELY FROM THE ESTIMATES AND PROJECTIONS CONTAINED IN THE ENACTED BUDGET FINANCIAL PLAN.

ENACTED BUDGET FINANCIAL PLAN

OVERVIEW

     The 2003-04 Executive Budget reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fee increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

     The Legislature completed action on the budget for the 2003-04 fiscal year on May 15, overriding the Governor's vetoes of $3.2 billion in tax increases and spending additions. DOB (DOB) analysis of the Enacted Budget, which is detailed in this report and in a preliminary report released on May 1, 2003*, indicates that changes since the Executive Budget will increase General Fund spending by $2.3 billion above the levels recommended by the Governor. As compared to the Executive Budget, revenues are projected to increase by $1.4 billion, reflecting enacted tax and revenue increases offset by lower revenue results for 2002-03 and the April income tax settlement. This leaves the General Fund Financial Plan with a potential imbalance of roughly $900 million in 2003-04, and increases the outyear gaps by $3.7 billion in 2004-05 and $4.2 billion in 2005-06, before potential benefits provided by recently enacted Federal aid changes and savings from a Fiscal Management Plan being developed. Also excluded are revenues from certain measures enacted by the Legislature that DOB considers to be highly speculative at this time. The combination of Federal aid and management actions will keep the 2003-04 budget in balance and are discussed in more detail later in this report.

----------
* Note: Reported in the May 2, 2003 Supplement to the 2002-03 AIS.

SUMMARY OF GENERAL FUND REVENUE CHANGES

     Legislative changes are projected to increase revenues by $1.9 billion in 2003-04, $1.4 billion in 2004-05, and $605 million in 2005-06. The outyear values of the revenue proposals decrease primarily because of "sunset" provisions enacted for the tax increases. In addition to these changes, revenues are projected to decrease from the Executive Budget forecast by $462 million in 2003-04 primarily due to the impact of 2002-03 actuals on the current year, and the April 2003 income tax settlement. The net 2003-04 revenue change since the Executive Budget is therefore $1.4 billion.

     Not counted within these revenue totals are certain other revenue measures adopted by the Legislature that DOB considers to be speculative. Examples include receipts from video lottery terminals (VLTs) at racetracks, collection of cigarette and motor fuel taxes on Indian reservations, and use tax collections.

     Net revenue changes since the Executive Budget include the following:

                    NET REVENUE CHANGES FROM 30-DAY ESTIMATES
                              INCREASES (DECREASES)
                              (MILLIONS OF DOLLARS)

                                                     2003-04       2004-05       2005-06
----------------------------------------------------------------------------------------
Personal Income Tax Surcharge                         1,400         1,200         1,000
Increase Sales Tax by 1/4 Cent                          450           572           100
Restrict Sales Tax on Clothing                           86          (315)         (435)
Recapture Bonus Depreciation                             58           100            90
Redirect State Sales Tax to NYC                        (170)         (170)         (170)
Revenue Losses                                         (462)         (609)         (609)
All Other                                                39            20            20
NET REVENUE INCREASES                                 1,401           798            (4)

     These revenue changes and speculative revenue sources are described in more detail later in this report.

SUMMARY OF GENERAL FUND SPENDING CHANGES

     General Fund spending is projected to increase from the Executive Budget by a net $2.3 billion in 2003-04, $4.5 billion in 2004-05 and $4.2 billion in 2005-06. This spending increase reflects net legislative restorations and adds to the Governor's 2003-04 Executive Budget, including the denial of the Governor's pension reform proposals included in the Executive Budget ($434 million in 2004-05 and $197 million in 2005-06, after deferring required 2003-04 payments with interest to 2005-06). It also reflects increased outyear costs resulting from the May 15, 2003 school aid database update ($184 million in 2004-05 and $60 million in 2005-06).

     In addition, the net spending changes include costs DOB projects but which the Legislature believes may not occur. Examples include a $200 million lump sum appropriation for member items which DOB values at $200 million in costs and which the Legislature valued at $100 million; various Medicaid savings DOB believes are not fully attainable; and higher costs associated with shelter allowances for welfare recipients.

             NET GENERAL FUND SPENDING CHANGES FROM 30-DAY ESTIMATES
                              INCREASES (DECREASES)
                              (MILLIONS OF DOLLARS)

                                                          2003-04       2004-05       2005-06
---------------------------------------------------------------------------------------------
Medicaid (including HCRA)                                    840         1,681         1,494
School Aid (including 5/15 Database update)                  599         1,354         1,409
Member Items                                                 200             0             0
Higher Education                                             193           323           303
Handicapped/All Other Education                              132           110           111
Welfare                                                      114           157           157
Public Health                                                 40           100           136
General State Charges (including pension deferral)            34           555           338
State Operations                                               2            94           102
All Other                                                    171           132           101
NET SPENDING INCREASES                                     2,325         4,506         4,151

     These spending changes are described in more detail later in this report.

SPENDING PROJECTIONS

     As a result of the deferred tobacco securitization proceeds and payment delays, 2002-03 actual receipts and disbursements were understated by $1.9 billion and 2003-04 estimates will be overstated by a like amount. To provide a meaningful year-to-year comparison of receipts and disbursements, the 2002-03 actuals and 2003-04 Enacted Budget estimates have been adjusted for this transaction in most of the tabular data in this report. Specifically, Miscellaneous Receipts and various spending categories (mainly Grants to Local Governments) were increased by $1.9 billion in 2002-03 and decreased by a like amount in 2003-04. (See Financial Plan tables at the end of this report for the detailed adjustments.)

                     2002-03 GENERAL FUND PAYMENT DEFERRALS
                              (MILLIONS OF DOLLARS)

               School Aid                                                           1,312
               CUNY Senior Colleges                                                   219
               Medicaid Payment to Counties                                            82
               Education                                                               54
               Welfare                                                                 47
               All Other                                                              186
               --------------------------------------------------------------------------
               TOTAL PAYMENT DEFERRALS                                              1,900
               --------------------------------------------------------------------------

The following table summarizes current spending levels for the General Fund, State Funds and All Governmental Funds under the 2003-04 Enacted Budget, after adjusting for the 2002-03 payment deferrals.

                          2003-04 SPENDING PROJECTIONS
                              (MILLIONS OF DOLLARS)

                                         2002-03               2003-04            $CHANGE          % CHANGE
                                     ADJUSTED ACTUALS      ADJUSTED ENACTED     FROM 2002-03     FROM 2002-03
--------------------------------------------------------------------------------------------------------------
GENERAL FUND                              39,513                40,837             1,324             3.4
STATE FUNDS                               57,712                61,087             3,375             5.8
ALL GOVERNMENTAL FUNDS                    90,956                94,474             3,518             3.9

NOTE: ADJUSTED ACTUALS ACCOUNT FOR THE IMPACT OF $1.9 BILLION IN SPENDING DEFERRALS DESCRIBED EARLIER THAT WOULD REDUCE 2002-03 ACTUAL SPENDING AND INCREASE 2003-04 ESTIMATES FROM THE AMOUNTS SHOWN ABOVE.

     Annual spending is projected to increase by $1.3 billion (3.4 percent) in the General Fund, by $3.4 billion (5.8 percent) in State Funds, and by $3.5 billion (3.9 percent) in All Governmental Funds. These changes are explained in more detail below, and do not reflect any increased Federal aid or possible spending reductions associated with the Fiscal Management Plan.

FISCAL MANAGEMENT PLAN/FEDERAL ASSISTANCE

     The recently enacted Federal economic stimulus legislation provides $20 billion nationwide in fiscal relief to states, to be distributed as $10 billion in revenue sharing grants and $10 billion from a 15-month increase in the Federal share of Medicaid. DOB expects New York to receive $2.1 billion as a result of this legislation over the next two State fiscal years.

     The State's revenue sharing grant is estimated to be $645 million. The impact of the 2.95 percent increase in the Federal share of Medicaid costs is estimated to yield $1.4 billion for the State and its local governments. The State's share of this total is roughly $900 million.

     In order to manage cash flow, assure budget balance in the current fiscal year, and begin to address significant 2004-05 and 2005-06 budget gaps, the Governor has directed DOB to develop a Fiscal Management Plan to reduce State operations costs, curtail non-essential spending, and identify other cost containment actions to bring the General Fund into balance. This plan will be developed in cooperation with State agency managers and is expected to be detailed by the time the State's First Quarterly Financial Plan Update is released in July. Elements of the plan are expected to include:

     - Continuing statewide austerity measures that limit discretionary spending, ban non-essential travel, and restrict or terminate lower-priority capital spending and other contractual liabilities.
     - Mandating agency management plans to eliminate, consolidate, and streamline governmental services.
     -    Making significant further reductions in the State workforce.
     -    Maximizing Federal aid.
     - Developing cost containment proposals that can be presented for legislative action later this year.

     As noted in the messages accompanying the Governor's vetoes, certain appropriations and spending authorizations may be legally flawed. The State will review all such authorizations and continue to assess the degree to which any legal deficiencies may reduce overall spending levels.

     DOB will also monitor and work to achieve additional revenues, as specified in the Senate Finance Committee Staff Report on the Budget, from certain measures enacted by the Legislature that DOB believes are speculative in nature and thus not reflected in the Financial Plan. These include Video Lottery Terminals (VLTs) at racetracks (legislative value of $150 million), collection of cigarette and motor fuel taxes on Indian Reservations (legislative value of $186 million), and collection of use tax (legislative value of $25 million), as well as other measures that the Legislature believes will reduce the outyear gaps (casino revenue and streamlined sales tax are examples).

EXPLANATION OF THE FINANCIAL PLAN

     The State's Enacted Budget Financial Plan forecasts receipts and disbursements for the fiscal year. The economic forecast of DOB and the State's tax and fee structure serve as the basis for projecting receipts. After consulting with public and private sector experts, DOB prepares a detailed economic forecast for both the nation and New York, showing Gross Domestic Product (GDP), employment levels, inflation, wages, consumer spending, and other relevant economic indicators. It then projects the yield of the State's revenue structure against the backdrop of these forecasts.

     Projected disbursements are based on agency staffing levels, program caseloads, levels of service needs, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions and changes in Federal law. In criminal justice, spending estimates are based on recent trends and data from the criminal justice system, as well as on estimates of the State's prison population. All projections account for the timing of payments, since not all the amounts appropriated in the Budget are disbursed in the same fiscal year.

THE STATE'S FUND STRUCTURE

     The State accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General Fund or the Capital Projects
Fund), and the broad category or purpose of that activity (such as State Operations or Capital Projects). The Financial Plan tables sort all State projections and results by fund and category.

     The General Fund receives the majority of State taxes. State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds. The All Governmental Funds Financial Plan, which includes State Funds and Federal Funds, is comprised of four major fund types, and includes:

     - The General Fund, which receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues;
     - Special Revenue Funds, which receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose;
     - Capital Projects Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and
     - Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

     Within each of these fund types, revenues and spending are classified by major categories of the Financial Plan (e.g., Taxes, Miscellaneous Receipts, Grants to Local Governments, State Operations). Activity in these Financial Plan categories is described in greater detail later in this Report. Summary charts display the annual change for each category of the Financial Plan, and a narrative explanation of major changes follows each chart. The tables at the end of the Report summarize projected General Fund, State Funds and All Governmental Funds receipts and disbursements for the 2003-04 fiscal year.

2003-04 GENERAL FUND FINANCIAL PLAN
WHERE IT COMES/WHERE IT GOES

                                  GENERAL FUND
                            2003-04 ADJUSTED ENACTED

                                    RECEIPTS

             Personal Income Tax                                   40%
             User taxes and fees                                   20%
             Business taxes                                         9%
             Other taxes                                            2%
             Miscellaneous Receipts and Transfers                  24%
             Tobacco Proceeds                                       5%

                                  DISBURSEMENTS

             Local Assistance                                      68%
             State Operations                                      18%
             General State Charges                                  8%
             Debt Service                                           4%
             Capital/Other                                          2%

     The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2003-04 fiscal year, the General Fund is expected to account for approximately 41 percent of All Governmental Funds disbursements. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types. The graphs above depict the components of projected receipts and disbursements in the General Fund (in percent).

     Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan and increase the likelihood that current projections will differ materially from the projections set forth in this Enacted Budget Report. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The 2003-04 Enacted Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

NATIONAL ECONOMY

     U.S. economic growth slowed to 1.6 percent during the first quarter of 2003, partly due to severe weather conditions and the uncertainty surrounding the war in Iraq. Now that the war is over, the nation's economic recovery is expected to gain momentum. The national economy grew at a slower pace than anticipated in the Executive Budget during early 2003. However, higher growth toward the end of the year is expected to bring real U.S. GDP growth up to 2.3 percent for 2003, only slightly below the Executive Budget projection of 2.4 percent. Buttressed by low inflation and high productivity growth, the national economy is expected to grow 3.4 percent during 2004.

     Although a boost in Federal spending contributed positively to GDP growth, the impact of the war on the labor market was clearly negative, with 220,000 reservists having been called up for duty as of April 2003. The Budget Division now expects no net growth in employment for 2003, compared to the 0.6 percent growth projected in the Executive Budget. Income growth for 2003, especially in wages, is also expected to be modestly below the Executive Budget projection. This is mainly due to the downward revision made to the data for the third quarter of 2003 by the U.S. Bureau of Economic Analysis.

      Higher output growth toward the end of this year is expected to be fueled by a rebound in private investment activity. If business sector financial conditions do not improve, hiring may be delayed, leading to an even weaker labor market than now anticipated. On the positive side of the ledger, given the current and lagged effects of expansionary monetary and fiscal policy, the economy could grow faster than expected. A lower dollar could lead to higher exports and, therefore, higher output growth.

                            MAJOR ECONOMIC INDICATORS

                                       2002      2003     2004
--------------------------------------------------------------
Gross Domestic Product (real)           2.4       2.3      3.4
Personal Income                         2.8       3.8      5.2
Corporate Profits                      (0.7)     12.7     15.2
Unemployment Rate                       5.8       5.8      5.5
Consumer Price Index                    1.6       2.5      2.3

Note: Numbers above are percent change/calendar year, except for unemployment rate. The New York State Division of the Budget estimates are based on National Income and Product Account data through April 2003, except for nonagricultural employment and the unemployment rate which are based on U.S. Department of Labor data through early May 2003.

STATE ECONOMY

      The September 11th terrorist attack had a more severe impact on the New York economy than on that of any other state. Therefore, not surprisingly, the State's economy is only now emerging from the most recent recession.

      DOB now estimates that State employment fell 1.8 percent in 2002, and wage income is estimated to have declined 3.8 percent. The unemployment rate for 2002 was 6.1 percent and is expected to remain virtually unchanged for 2003.

     Employment growth was weaker than expected during the last quarter of 2002. The weaker job base, combined with the sluggishness of the national economic recovery, has led DOB to anticipate marginally lower employment growth for the 2003-04 State fiscal year than projected in the Executive Budget. Growth in wages and salaries is expected to be marginally lower as well.

      In addition to the risks associated with the national economic forecast, there are specific risks to the State economy. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Moreover, significant numbers of business relocations out of the State could imply slower job and income growth as well. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling a rebound in income growth in that sector.

                            MAJOR ECONOMIC INDICATORS

                                 2002         2003      2004
------------------------------------------------------------
Personal Income                   0.0         3.0        4.1
Nonagricultural                  (1.8)        0.3        1.0
Employment
Unemployment Rate                 6.1         6.0        5.5

Note: Numbers above are percent change/calendar year. Personal income and nonagricultural employment growth for 2002 and all forecasts for 2003 and 2004 are projected by DOB.

GENERAL FUND REVENUE ACTIONS

      Revenue actions included with the 2003-04 Enacted Budget include: a personal income tax increase ($1.4 billion); a limited liability company filing fee increase ($26 million); income tax withholding for certain partnerships ($15 million); reduced interest for late refunds ($5 million); increasing the State sales tax rate from 4 percent to 4.25 percent ($450 million); temporarily replacing the permanent sales tax exemption on items of clothing and shoes priced under $110 with a sales tax free week in August 2003 and another in January 2004 for the same items and thresholds ($449 million); including the New York City cigarette excise tax in the sales tax base ($7 million); changing the tax structure for insurance companies ($158 million); decoupling from the Federal bonus depreciation provisions ($58 million); decoupling from Federal expensing provisions for SUVs; and reducing the time period for collecting abandoned property related to the demutualization of insurance companies ($75 million). In total, the Budget includes over $2.4 billion in revenue actions including those contained in the Executive Budget.

      As part of the Enacted Budget, the Legislature also enacted tobacco securitization legislation that creates a bankruptcy-remote corporation to securitize all or a portion of the State's future share of tobacco settlement payments. The corporation will issue debt backed by payments from the tobacco industry under the master settlement agreement (MSA) and a contingent-contractual obligation on behalf of the State to pay debt service if MSA payments prove insufficient. The structure is designed to reduce overall borrowing costs to a level comparable to a typical State bond sale.

      The Financial Plan assumes net proceeds of $3.8 billion ($1.9 billion on an adjusted basis) from this transaction in 2003-04 and $400 million in 2004-05; these amounts are reflected as miscellaneous receipts in the Financial Plan. It is possible that, in order to reduce costs of issuance, take advantage of current low interest rates and improve its cash flow balances, the State may securitize amounts sufficient to receive the entire $4.2 billion in 2003-04, reserving the $400 million for 2004-05 budget balance.

GENERAL FUND RECEIPTS

                              GENERAL FUND RECEIPTS
                              (MILLIONS OF DOLLARS)

                                     2002-03               2003-04           ANNUAL         CHANGE FROM
                                ADJUSTED ACTUALS      ADJUSTED ENACTED      $CHANGE       30-DAY ESTIMATE
---------------------------------------------------------------------------------------------------------
Total Tax Receipts                   27,977                28,561             584              1,148
All Other Receipts                   11,319                11,279             (40)               255
TOTAL RECEIPTS                       39,296                39,840             544              1,403

     Total General Fund receipts in support of the 2003-04 Financial Plan are projected to be $39.84 billion, an increase of $544 million from the $39.30 billion recorded in 2002-03. This total includes $28.56 billion in tax receipts, $3.67 billion in miscellaneous receipts, and $7.61 billion in transfers from other funds. The increase largely reflects the impact of revenue actions adopted with the Budget. There are additional legislative actions enacted with the 2003-04 Budget that may have a positive impact on revenues but are too speculative at this point to value with any confidence, including the addition of a use tax line on the personal income tax return, non-resident sales of real property, six-day liquor sales, and VLTs.

     General Fund receipts net of refund reserve account transactions are estimated at $39.69 billion for 2003-04. Adjusting for the impact of revenue actions, General Fund tax receipts have been reduced by $463 million from estimates released with the 30-day amendments to the Executive Budget. This revision reflects several factors including: the impact of lower-than-anticipated 2002-03 receipts on the 2003-04 revenue base; a modest net loss in personal income tax receipts due to a lower-than-expected net settlement of 2002 income tax liability in April and May; and continued weakness in corporate tax collections.

                               PERSONAL INCOME TAX
                              (MILLIONS OF DOLLARS)

          2002-03               2003-04             ANNUAL        CHANGE FROM
      ADJUSTED ACTUALS      ADJUSTED ENACTED       $CHANGE      30-DAY ESTIMATE
      -------------------------------------------------------------------------
           16,791                16,285             (506)             833

     General Fund personal income tax receipts are projected to decrease by $506 million from 2002-03. This is due to economic improvement in 2003-04 and enactment of a temporary tax increase, more than offset by a lower settlement for 2002 tax returns, a reduction in revenue reserves flowing through the refund reserve accounts, and a higher deposit into the Revenue Bond Tax Fund. Overall, net of law changes, personal income tax payments associated with the 2002 tax year are down modestly from what was anticipated in the Executive Budget.

     The estimate for withholding tax collections increased by $1.03 billion from the Executive Budget estimate, reflecting the enacted temporary tax increase offset somewhat by lower wage growth than forecast with the Executive Budget. Estimated tax installment payments have been increased by $300 million, again reflecting the enacted temporary tax increase.

     Additionally, reflecting April and May results on the settlement of 2002 tax liabilities, the estimate for payments with final returns has been increased by $100 million and the estimate for refunds has been increased by $175 million.

     The estimate for delinquent collections of the personal income tax has been reduced by $50 million, reflecting the State tax amnesty program bringing greater-than-expected receipts forward into 2002-03.

     General Fund personal income tax receipts, including refund reserve account transactions, are expected to be $833 million higher than the 30-day amendments to the Executive Budget adjusted for a higher net contribution from the refund reserve account. This increase is due to the temporary tax increase, offset somewhat by the lower-than-anticipated income tax settlement for 2002 tax liability, lower withholding resulting from a weaker-than-expected economy for 2003-04, lower expected assessment collections, and a higher STAR fund deposit due to the Legislature's rejection of the STAR spending limitation proposed in the Executive Budget.

                               USER TAXES AND FEES
                              (MILLIONS OF DOLLARS)

          2002-03                 2003-04             ANNUAL          CHANGE FROM
      ADJUSTED ACTUALS        ADJUSTED ENACTED       $CHANGE        30-DAY ESTIMATE
      -----------------------------------------------------------------------------
           7,063                   8,007               944                499

     Receipts for user taxes and fees for 2003-04 are projected to total $8.01 billion, an increase of $944 million from reported 2002-03 collections. Included in this category are: receipts from the State sales tax, cigarette and tobacco products taxes; alcoholic beverage taxes and fees; and motor vehicle license and registration fees.

     The projected growth in sales tax cash receipts of 15.1 percent is largely attributable to the enactment of a temporary increase in the overall tax rate (to 4.25 percent) and a change in the clothing and footwear exemption. The Enacted Budget eliminated the exemption on items of clothing and footwear for one year, effective June 1, 2003, and replaced it with two temporary one-week exemptions with the same $110 thresholds -- one in August 2003 and another in January 2004. Growth in the sales tax base, after adjusting for tax law changes and other factors, is projected at 4.3 percent.

     The decline in General Fund cigarette tax receipts is the result of a continuation of the long-term consumption decline in cigarettes.

     User taxes and fees are expected to rise by $499 million from the 30-day amendments to the Executive Budget. This adjustment mainly reflects tax increases contained in the Enacted Budget.

                                 BUSINESS TAXES
                              (MILLIONS OF DOLLARS)

          2002-03                 2003-04             ANNUAL          CHANGE FROM
      ADJUSTED ACTUALS        ADJUSTED ENACTED       $CHANGE        30-DAY ESTIMATE
      -----------------------------------------------------------------------------
           3,380                   3,498               118               (184)

     Receipts for business taxes for 2003-04 are projected to total $3.50 billion, an increase of $118 million from 2002-03 collections. Business taxes include the corporate franchise tax, corporation and utilities taxes, the insurance franchise tax, and the bank franchise tax. Business tax receipts for 2003-04 have been revised down by $184 million from the 30-day amendments to the Executive Budget to reflect lower 2002-03 actuals during closeout and anticipated enhanced refund activity. These negatives in 2002-03 have been offset by the effect of decoupling from the Federal bonus depreciation.

     Corporate franchise tax receipts have been revised down by $141 million from the 30-day amendments to the Executive Budget. The difference is attributable to a closeout adjustment and enhanced refund activity. These reductions are offset by an increase in revenues of $58 million based on decoupling from Federal bonus depreciation provisions.

     Corporation and utilities taxes, and insurance franchise tax receipts remain unchanged from the 30-day Executive Budget estimate.

     Bank tax receipts are estimated to be $43 million lower than the 30-day Executive Budget estimate. This result is primarily attributable to continued weak earnings growth, and the decline in the 2002-03 base.

                                   OTHER TAXES
                              (MILLIONS OF DOLLARS)

          2002-03                 2003-04             ANNUAL          CHANGE FROM
      ADJUSTED ACTUALS        ADJUSTED ENACTED       $CHANGE        30-DAY ESTIMATE
      -----------------------------------------------------------------------------
            743                     771                 28                 0

     Other tax receipts are now projected to total $771 million or $28 million above last year's amount. Sources in this category include the estate and gift tax, the real property gains tax and pari-mutuel taxes.

     Previously enacted legislation to repeal both the real property gains tax and the gift tax and to reduce the estate and pari-mutuel taxes have significantly reduced the yield from this category of receipts.

     Other taxes estimated in this category are unchanged from the 30-day estimate.

                             MISCELLANEOUS RECEIPTS
                              (MILLIONS OF DOLLARS)

          2002-03                 2003-04             ANNUAL          CHANGE FROM
      ADJUSTED ACTUALS        ADJUSTED ENACTED       $CHANGE        30-DAY ESTIMATE
      -----------------------------------------------------------------------------
           3,991                   3,669              (322)                90

     Miscellaneous receipts, adjusted for the tobacco securitization, are expected to reach $3.67 billion, a decrease of $322 million from 2002-03 and an increase of $90 million from the 30-day estimate. The annual decrease in receipts is the result of several non-recurring actions taken in the 2002-03 Enacted Budget, including transferring available balances from various State authorities. The increase in receipts from the 30-day estimates is attributed to a delay in the collection of a settlement recovery from various Wall Street firms originally expected in 2002-03, as well as the net impact of several legislative actions, which on balance increase receipts by an estimated $50 million.

                           TRANSFERS FROM OTHER FUNDS
                              (MILLIONS OF DOLLARS)

                                            2002-03                  2003-04                ANNUAL           CHANGE FROM
                                        ADJUSTED ACTUALS         ADJUSTED ENACTED          $CHANGE         30-DAY ESTIMATE
--------------------------------------------------------------------------------------------------------------------------
PIT in Excess of Revenue Bond Debt
Service                                      4,215                    5,125                  910                 260
Sales Tax in Excess of LGAC Debt
Service                                      1,919                    1,853                  (66)               (146)
Real Estate Taxes in Excess of
CW/CA Debt Service                             263                      202                  (61)                  0
All Other Transfers                            931                      430                 (501)                 51
TOTAL TRANSFERS FROM                         7,328                    7,610                  282                 165

     Transfers from other funds are expected to total $7.61 billion, or $282 million more than total receipts from this category during 2002-03 and $165 million higher than the 30-day estimates. The $910 million year-to-year increase in transfers of personal income tax (PIT) in excess of revenue bond debt service requirements is primarily attributable to higher dedicated PIT receipts ($1.1 billion), including legislative tax increases, offset by increased debt service requirements ($222 million). The $260 million net increase from the 30-day estimate reflects the legislative tax increases, offset by increased debt service costs.

     The annual decrease of $66 million in transfers from the sales tax in excess of LGAC debt service reflects increased debt service requirements ($67 million) and an annual payment to New York City intended to cover debt service costs related to restructuring NYC MAC debt for City fiscal relief ($170 million), offset by increased sales tax receipts ($171 million). The 2003-04 estimate is $146 million lower than the 30-day estimate primarily due to the legislation requiring a payment of State sales tax to New York City.

     Provisions enacted with the 2003-04 Budget relating to the Local Government Assistance Corporation (LGAC) and the Municipal Assistance Corporation of the City of New York (MAC) appear to intend that the State assume responsibility for debt service payments on the remaining $2.5 billion in outstanding MAC bonds. Thirty annual payments of $170 million from sales tax receipts dedicated to LGAC are authorized to be pledged to a New York City-created not-for-profit corporation allowing the maturity of the debt to be extended through 2034, well beyond the original 2008 maturity of the outstanding MAC debt. The structure of this bonding may be flawed and counsel are continuing to evaluate the constitutional and legal issues raised by the legislation, the implications on the State's Debt Reform Act of 2000, and the impact on LGAC and other bondholders.

     The annual decline of $61 million in transfers from the real estate transfer tax is due to a projected decrease in tax receipts ($43 million) and an increase in Clean Water/Clean Air debt service requirements ($18 million). The 2003-04 enacted estimate is unchanged from the 30-day estimate.

     The $501 million expected annual decrease in all other transfers is primarily due to the loss of onetime 2002-03 transfers from the Environmental Protection Fund ($269 million) and Federal reimbursement of World Trade Center related costs ($231 million). All other transfers increased by $51 million from the 30-day estimates due to an increase in expected receipts for the Waste Tire Management Recycling Act ($20 million) and one-time transfers from various non-General funds ($31 million).

GENERAL FUND DISBURSEMENTS

                           GENERAL FUND DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

                                                  2002-03             2003-04         ANNUAL      CHANGE FROM
                                              ADJUSTED ACTUALS    ADJUSTED ENACTED    $CHANGE   30-DAY ESTIMATE
---------------------------------------------------------------------------------------------------------------
Welfare                                               496               1,127            631           114
General State Charges                               2,732               3,199            467            34
Member Items                                          105                 455            350           200
Medicaid (including HCRA)                           5,951               6,269            318           840
Public Health                                         525                 566             41            40
School Aid (including 5/15 database update)        12,278              12,312             34           599
Handicapped/All Other Education                     1,341               1,323            (18)          132
Higher Education                                    1,528               1,488            (40)          193
State Operations                                    7,715               7,168           (547)            2
All Other                                           6,842               6,930             88           171
TOTAL GENERAL FUND DISBURSEMENTS                   39,513              40,837          1,324         2,325

     Total General Fund disbursements, including transfers to support capital projects, debt service and other purposes, are estimated at $40.84 billion for 2003-04, an increase of $1.32 billion or 3.4 percent from 2002-03. The annual growth in spending is primarily attributable to the use of non-recurring offsets in the previous fiscal year for welfare assistance programs ($631 million), higher costs for General State Charges mostly due to pensions and health insurance ($467 million), additional spending for member items ($350 million), and growth in Medicaid ($318 million), offset by lower State Operations spending ($547 million). The annual change in spending is explained by financial plan category in more detail below.

     Total projected spending in the 2003-04 Enacted Budget is $2.33 billion higher than the level recommended in the Governor's Executive Budget. Spending changes primarily reflect net legislative restorations and adds in Medicaid ($840 million), school aid ($599 million), funding for member items ($200 million), higher education programs ($193 million), handicapped/all other education programs ($132 million), and welfare programs ($114 million).

     In addition, the net spending changes include certain costs resulting from the Legislature's action or inaction on several spending items. Examples include a $200 million lump sum appropriation for member items which the Legislature valued at $100 million; various Medicaid savings DOB believes are not fully attainable including additional Federal reimbursement for prescription drug costs and home care costs; and inaction on cost containment provisions which DOB believes results in higher welfare costs.

                           GRANTS TO LOCAL GOVERNMENTS
                              (MILLIONS OF DOLLARS)

          2002-03                2003-04            ANNUAL         CHANGE FROM
      ADJUSTED ACTUALS       ADJUSTED ENACTED      $CHANGE       30-DAY ESTIMATE
      --------------------------------------------------------------------------
           26,713                 28,009            1,296             2,229

     Grants to Local Governments (also known as local assistance) include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The largest shares of spending in local assistance are for aid to public schools (44 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for mental hygiene programs (6 percent), higher education programs (5 percent), welfare assistance (4 percent), and children and families services (4 percent) represent the next largest areas of local aid.

     Spending in local assistance is estimated at $28.01 billion in 2003-04, an increase of $1.30 billion (4.9 percent) over the 2002-03 fiscal year. This net spending growth is primarily attributable to welfare assistance programs ($631 million), Medicaid ($318 million), additional spending in the Community Projects Fund ($350 million), higher spending for the Higher Education Service Corporation ($123 million) and various other local assistance programs. These increases are partially offset by an annual decline in spending for the City University of New York ($176 million) and a scheduled decline in payments for the Yonkers settlement agreement ($110 million).

     General Fund spending for school aid on a State fiscal year basis is projected at $12.31 billion in 2003-04, an increase of $34 million over 2002-03. This net increase reflects the "tail" cost of the 2002-03 school year increase offset in part by the reduced spending in the 2003-04 enacted school year aid package. On a school year basis, school aid is projected at $14.43 billion for 2003-04, a decrease of $185 million from the prior school year. This decrease is primarily due to a reduction in operating aid ($285 million), which is partially offset by increases in transportation aid, excess cost aid and BOCES.

     Medicaid spending is estimated at $6.27 billion in 2003-04, an increase of $318 million (5.3 percent) from the prior year. The net increase is primarily attributable to expected underlying spending growth of approximately 8 percent ($478 million), the sunset of the Tobacco Transfer Fund used to reimburse medical care providers for services rendered to Medicaid patients ($91 million), the Federally mandated phase out of the nursing home intergovernmental transfers ($90 million), and the reduction of the nursing home gross receipts assessment used to offset Medicaid costs ($78 million). The growth in Medicaid spending is partially offset by increased Federal aid from an increase in disproportionate share payments to public hospitals ($324 million), additional financing through the Health Care Reform Act ($117 million), and various cost containment proposals, as well as the phase out of Disaster Relief Medicaid related to the September 11th attack on the World Trade Center. In addition, the Enacted Budget "rolls" the last Medicaid cycle payable on March 31, 2004 to the first day of the 2004-05 fiscal year ($170 million), decreasing 2003-04 and increasing 2004-05 costs. The Medicaid estimate does not include possible savings related to the temporary increase in the Federal share of Medicaid costs.

     Spending on welfare is projected at $1.13 billion, an increase of $631 million (127.2 percent) from 2002-03. This increase is due primarily to the use of Federal TANF reserve funds to offset welfare spending in 2002-03 ($465 million) and the increased cost of the welfare caseload ($166 million). The projected welfare caseload of 622,067 recipients represents an increase from 2002-03 of approximately 10,248 recipients.

     Higher Education Services Corporation (HESC) spending is projected at $442 million, an increase of $123 million (38.6 percent) from 2002-03. This increase reflects underlying program growth ($163 million) and a reduction in available Federal TANF funds ($64 million), offset by a deferral of Tuition Assistance Program costs into the 2004-05 fiscal year ($104 million).

     City University of New York (CUNY) spending is projected at $681 million, a decrease of $176 million (20.5 percent) from 2002-03. The decrease is primarily due to the impact of a tuition increase at the senior colleges used to offset General Fund spending ($91 million) and a reduction in costs due to a one-time retroactive collective bargaining payment made in 2002-03 ($70 million).

     Spending for all other local assistance programs will total $7.18 billion in 2003-04, a net increase of $366 million (5.4 percent) from the 2002-03 fiscal year. This increase is largely attributable to additional spending for member items ($350 million), increased spending for children and family services ($90 million), public health programs ($41 million), mental hygiene programs ($27 million), and various other local assistance programs. These increases are offset by spending declines across other agencies and programs including an annual decrease in the funding for the Yonkers settlement agreement ($110 million).

     The 2003-04 enacted estimate for local assistance spending increased by $2.23 billion from the 30-day estimate primarily as a result of net legislative adds and restorations of Executive Budget proposals. The largest adds and restorations occurred in Medicaid ($840 million), school aid ($599 million), additional funding for the Community Projects Fund ($200 million), higher education programs ($193 million), handicapped/all other education programs ($132 million), and welfare programs ($114 million). These net legislative adds reflect resources identified by the Legislature to delay the last Medicaid cycle in the 2003-04 fiscal year to the following fiscal year ($170 million) and defer Tuition Assistance Program payments to colleges out of 2003-04 into 2004-05 ($104 million).

                                STATE OPERATIONS
                              (MILLIONS OF DOLLARS)

          2002-03                2003-04            ANNUAL         CHANGE FROM
      ADJUSTED ACTUALS       ADJUSTED ENACTED      $CHANGE       30-DAY ESTIMATE
      --------------------------------------------------------------------------
            7,715                 7,168             (547)               2

     State Operations accounts for the cost of operating the Executive, Legislative, and Judicial branches of government. Spending in this category is projected at $7.17 billion, a decrease of $547 million or 7.1 percent from 2002-03. The annual decline in State Operations spending is comprised of lower spending in both personal service ($493 million) and non-personal service ($54 million).

     The State Operations estimates reflect $1.03 billion in savings initiatives. Included in these savings are $363 million from continuation of the strict Statewide hiring freeze, aggressive use of a retirement incentive for State employees, and various actions to restrain non-personal service spending in all agencies. A total of $662 million in savings is projected to be available in 2003-04 from a variety of revenue maximization efforts to finance State Operations spending. Among these savings are additional SUNY revenues from an anticipated tuition increase and other revenue measures used to support General Fund costs ($325 million), additional Federal revenues to offset spending on mental hygiene programs ($174 million), and various shifts of General Fund costs to other funds ($133 million) -- most notably funding $93 million in Department of Motor Vehicles transportation-related spending in the Dedicated Highway Fund.

     The savings initiatives and revenue maximization efforts are partially offset by base spending growth of $478 million, including normal salary step increases and required non-personal service cost increases and the loss of one-time offsets used in 2002-03. Virtually all Executive agencies are held flat or reduced from 2002-03 levels.

     The 2003-04 State Operations estimate is $2 million higher than the estimate prepared at the time of the 30-day Amendments to the Executive Budget in February 2003. This additional spending represents minor legislative changes to the Executive Budget estimates.

     The State's All Funds workforce is projected to be 186,000 at the end of 2003-04, a decrease of approximately 10,000 from November 2001 when the Governor announced a series of cost savings actions following the World Trade Center attacks. This reduction resulted from attrition and the use of early retirement incentives. Additional declines are possible as a result of the Fiscal Management Plan to be implemented during the fiscal year.

                              GENERAL STATE CHARGES
                              (MILLIONS OF DOLLARS)

              2002-03                      2003-04                     ANNUAL               CHANGE FROM
          ADJUSTED ACTUALS             ADJUSTED ENACTED               $CHANGE             30-DAY ESTIMATE
          -----------------------------------------------------------------------------------------------
                2,732                        3,199                      467                      34

     General State Charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as certain fixed costs of the State. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. Fixed costs include State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of litigation against the State and its public officers.

     Total spending for GSCs is estimated at $3.20 billion, an increase of $467 million or 17.0 percent from the prior year. The projected annual growth is primarily attributable to higher pension and health insurance costs.

     Pension investment losses resulting in significantly higher contributions to the New York State and Local Retirement System for the 2003-04 fiscal year. The employer pension contribution rate is the Executive Budget was projected to increase to 4 percent of payroll in 2003-04, increasing pension costs by $250 million (171 percent). Pension reform legislation approved with the Enacted Budget requires a minimum pension contribution equal to 4.5 percent of payroll annually. This change along with higher than expected retirement incentive costs would increase the 2003-04 fiscal year contribution by an additional $94 million to $344 million. However, the Legislature did not provide sufficient appropriation authority to allow the entire pension bill to be paid to the retirement system in 2003-04. As a result, it is anticipated that the State will pay this unbudgeted amount in 2005-06 at 8 percent annual interest, for a total cost of approximately $110 million.

     Health insurance premiums are expected to increase by approximately $178 million (11 percent) in 2003-04 to cover the rising costs of employee and retiree health care. The enacted budget reflects $43 million in health benefit changes, which is expected to reduce the underlying growth in employee health insurance costs from $221 million (13.7 percent). These changes, some of which are subject to negotiations with State employee unions, would: place restrictions on pharmacy benefits, require a higher co-payments for prescription drugs, modernize the hospital benefit plan, and increase employee copayments, deductibles and coinsurance levels for doctor visits.

     The $34 million increase from the 30-day estimate is largely the result of the Legislature's denial of a proposal to change to the current 9 percent statutory interest rate on Court of Claims judgments to market-based rates, and partial restoration of Executive Budget proposals to change employee health insurance benefits.

                            TRANSFERS TO OTHER FUNDS
                              (MILLIONS OF DOLLARS)

                                                   2002-03               2003-04             ANNUAL          CHANGE FROM
                                               ADJUSTED ACTUALS      ADJUSTED ENACTED       $CHANGE        30-DAY ESTIMATE
--------------------------------------------------------------------------------------------------------------------------
Transfers in Support of Debt Service                 1,496                1,583                87                 0
Transfers in Support of Capital Projects               170                  251                81                45
Transfers in Support of State University                26                  145               119                 0
All Other Transfers                                    661                  482              (179)               15
TOTAL TRANSFERS TO OTHER FUNDS                       2,353                2,461               108                60

     Transfers to other funds are expected to total $2.46 billion, or $108 million higher than total receipts from this category during 2002-03 and $60 million higher than the 30-day estimates. The annual net increase in debt service transfers of $87 million reflects planned growth in underlying debt service costs, offset by debt reduction efforts. As compared to the 30-day estimate, transfers in support of debt service remain unchanged.

     Transfers for capital projects provide General Fund support for projects that are not financed by bond proceeds, dedicated taxes, Federal grants or other revenues. The $81 million projected increase in 2003-04 reflects year-to-year increases in pay-as-you-go spending for legislative adds for transportation and the environment ($49 million) and changes in the timing of the receipt of bond proceeds to reimburse capital spending. Compared to the 30-day estimate for 2003-04, the $45 million increase in capital projects transfers reflects the legislative adds for transportation and the environment.

     The State's cost of transfers to the State University are estimated to increase by $119 million over 2002-03 due to the timing of State subsidy payments to the SUNY hospitals ($107 million) and the use of Dormitory Authority funds in 2002-03 to help subsidize the SUNY hospitals ($12 million). This transfer remained unchanged from the 30-day estimate.

     All other transfers are estimated to total $482 million in 2003-04, a decline of $179 million from 2002-03. This decline is primarily due to decreases in the Community Service Provider Assistance Program ($100 million), the State's share of Medicaid payments to SUNY hospitals ($48 million), and payments to the State Lottery Fund ($17 million). All other transfers increased $15 million from the 30-day estimates.

NON-RECURRING ACTIONS

     A total of $5.1 billion in gross nonrecurring actions, with a net impact of $3.2 billion on the Financial Plan, are incorporated in the 2003-04 Enacted Budget. These include resources from the securitization of tobacco settlement payments ($3.8 billion), the use of Federal TANF moneys to offset General Fund welfare, HESC, and school aid program spending ($458 million), spending delays for a Medicaid cycle and TAP payments ($274 million), the one-time shift of various pay-as-you-go capital projects to bonding ($122 million), debt management actions to reduce debt service costs ($161 million), recoveries of school aid and welfare overpayments ($88 million), abandoned property collections ($75 million), and various routine fund sweeps ($138 million).

     The 2003-04 spending projections include $1.9 billion of one-time payment delays from 2002-03 pending receipt of tobacco securitization proceeds. These one-time payment deferrals are "matched-up" with $1.9 billion of the $3.8 billion tobacco proceeds, for a net one-time impact of $3.2 billion ($5.1 billion of total actions offset by $1.9 billion linked to one-time costs).

GENERAL FUND CLOSING BALANCE

     The Enacted Budget Financial Plan projects a closing General Fund balance of $730 million at the end of the 2003-04 fiscal year, unchanged from the 30-day projection. The closing balance represents monies on deposit in the Tax Stabilization Reserve Fund ($710 million) and the Contingency Reserve Fund ($20 million). The balance assumes achievement of $912 million of savings from the Fiscal Management Plan including additional Federal aid described earlier.

GOVERNMENTAL FUNDS FINANCIAL PLANS
STATE FUNDS

     State Funds represent the portion of the State's budget supported exclusively by State revenues: taxes, fees, fines, and other revenues imposed and collected by the State. Federal grants are not included as part of State Funds.

                              STATE FUNDS RECEIPTS
                              (MILLIONS OF DOLLARS)

                                          2002-03                  2003-04                ANNUAL           CHANGE FROM
                                      ADJUSTED ACTUALS         ADJUSTED ENACTED          $CHANGE         30-DAY ESTIMATE
------------------------------------------------------------------------------------------------------------------------
Taxes                                      40,676                   42,672                1,996               1,541
Miscellaneous Receipts                     15,903                   17,483                1,580                 297
TOTAL STATE FUNDS RECEIPTS                 56,579                   60,155                3,576               1,838

     Total State Funds receipts are projected to total $60.16 billion in 2003-04, an increase of $3.58 billion or 6.3 percent from 2002-03. State Funds tax receipts are projected to total $42.67 billion, an increase of $2.0 billion from 2002-03 primarily reflecting a new personal income tax surcharge ($1.4 billion) and a one-quarter percent increase in sales tax ($450 million), offset by revenue losses associated with the closeout of 2002-03 and the April PIT settlement ($462 million). These changes are discussed in more detail in the General Fund section above.

     Miscellaneous receipts in the State Funds are projected to total $17.48 billion, an increase of $1.58 billion over 2002-03. The growth in miscellaneous receipts primarily reflects the timing of the receipt of bond proceeds to reimburse capital spending from the Dedicated Highway and Bridge Trust Fund ($961 million), economic development spending that is not counted by the State Comptroller as spending even though the bond proceeds are counted as State-supported debt ($325 million), and growth in SUNY revenues primarily attributable to an anticipated tuition increase ($280 million). These increases are offset by a decline in General Fund miscellaneous receipts primarily due to the loss of non-recurring actions ($322 million).

     The increase in State Funds receipts of $1.84 billion over the 30-day estimates is comprised of a projected tax increase of $1.54 billion and miscellaneous receipts increase of $297 million. The projected tax growth is consistent with the enacted tax increases described above. The growth in miscellaneous receipts is primarily attributable to the timing of the receipt of bond proceeds to reimburse capital spending ($482 million), offset by a decline in State Funds receipts in support of Medicaid due to the legislative restoration of the proposed home care and hospital assessments ($281 million).

     Total State Funds disbursements are projected at $61.09 billion in 2003-04, an increase of $3.38 billion or 5.8 percent from 2002-03. Of this amount, $1.32 billion is due to a net increase in General Fund spending as described in detail above, and $2.05 billion is due to growth in other State funds.

                            STATE FUNDS DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

                                                2002-03                2003-04             ANNUAL          CHANGE FROM
                                            ADJUSTED ACTUALS       ADJUSTED ENACTED       $CHANGE        30-DAY ESTIMATE
------------------------------------------------------------------------------------------------------------------------
Welfare                                            496                  1,127               631                114
General State Charges                            3,088                  3,608               520                 43
Medicaid                                         8,413                  8,852               439                559
Community Projects Fund                            105                    455               350                200
Debt Service                                     3,038                  3,387               349                 27
Public Health                                    2,023                  2,218               195                 88
SUNY                                             4,043                  4,225               182                 58
STAR                                             2,664                  2,800               136                 93
School Aid                                      14,121                 14,225               104                608
Transportation                                   3,521                  3,600                79                 42
Handicapped/All Other Education                  1,522                  1,443               (79)               152
Mental Hygiene                                   2,645                  2,572               (73)                42
Public Protection                                2,902                  2,899                (3)                18
All Other                                        9,131                  9,676               545                172
TOTAL STATE FUNDS DISBURSEMENTS                 57,712                 61,087             3,375              2,216

     State Funds Medicaid spending growth of $439 million (5.2 percent) reflects increased General Fund spending of $318 million (discussed in the General Fund section above) and an increase of $121 million in Special Revenue Funds. Additional HCRA financing for the Family Health Plus program, workforce recruitment and retention initiatives, and additional funding for Medicaid pharmacy costs represent $389 million of the net growth in the Special Revenue Funds. This increase is partially offset by lower spending attributable to the use of available pool balances in the Indigent Care Fund ($125 million) in 2002-03, the sunset of the Tobacco Transfer Fund used to reimburse medical care providers for services rendered to Medicaid patients ($91 million), and the legislative reduction of the nursing home gross receipts assessment from 6 percent to 5 percent ($45 million).

     Spending from Debt Service Funds is estimated to increase by $349 million or 11.5 percent from 2002-03. The net increase in debt service spending reflects planned growth in costs, and additional bonding enacted by the Legislature for the CHIPs capital program and equipment for E-911 cellular emergency systems. Net debt service costs increased modestly ($27 million) from the 30-day estimates.

     Public Health spending supported by State Funds is projected to increase $195 million (9.6 percent) from the prior year, of which the General Fund supports $41 million. The increase in other State-supported spending is primarily attributable to additional spending for the Elderly Pharmaceutical Insurance Coverage Program (EPIC) providing senior citizens with prescription drug insurance ($105 million) and the Child Health Plus program providing health insurance to children up to age 19 ($68 million).

     Projected annual spending growth of $182 million for SUNY is primarily attributable to enrollment growth at the State-operated campuses, hospital program expansion, and anticipated increases in disbursements for capital programs. The annual growth in the STAR program of $136 million is mainly due to inflation and increased taxpayer participation.

     Annual State Funds spending growth due mostly to General Fund changes include: Welfare ($631 million), primarily reflecting the use of non-recurring Federal TANF reserve funds to offset 2002-03 welfare spending; General State Charges ($520 million), primarily due to higher pension and health insurance costs; and increased spending from the Community Projects Funds ($350 million).

     Major areas experiencing modest annual increases or decreases on a State Funds basis include: school aid (up $104 million), transportation (up $79 million), handicapped/all other education (down $79 million), mental hygiene (down $73 million) and public protection (down $3 million).

     State Funds disbursements increased $2.22 billion over the 30-day estimates primarily due to net legislative changes including school aid ($608 million), Medicaid ($559 million), the Community Projects Fund ($200 million), handicapped/all other education ($152 million), and welfare ($114 million).

ALL GOVERNMENTAL FUNDS

     All Governmental Funds includes activity in the four governmental funds types: the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service funds. All Governmental Funds spending combines State funds (discussed earlier) with Federal grants across these fund types. It excludes Fiduciary, Internal Services, and Enterprise Funds.

                         ALL GOVERNMENTAL FUNDS RECEIPTS
                              (MILLIONS OF DOLLARS)

                                                     2002-03              2003-04             ANNUAL         CHANGE FROM
                                                 ADJUSTED ACTUALS     ADJUSTED ENACTED       $CHANGE       30-DAY ESTIMATE
--------------------------------------------------------------------------------------------------------------------------
Taxes                                                 40,676               42,672             1,996             1,541
Miscellaneous Receipts                                16,056               17,705             1,649               301
Federal Grants                                        33,242               33,444               202             1,426
TOTAL ALL GOVERNMENTAL FUNDS RECEIPTS                 89,974               93,821             3,847             3,268

     All Governmental Funds receipts are projected to be $93.82 billion in 2003-04, an increase of $3.85 billion or 4.3 percent from 2002-03. Tax receipts are projected to increase by $2.0 billion to total $42.67 billion primarily reflecting the impact of the enacted tax increases previously discussed.

     Miscellaneous receipts are projected to increase by $1.65 billion to total $17.71 billion over 2002-03. The growth in All Governmental Funds miscellaneous receipts primarily reflects the timing of the receipt of bond proceeds to reimburse capital spending, economic development spending, and SUNY tuition increases, offset by a decline in General Fund miscellaneous receipts as discussed above.

     Federal Grants are projected to total $33.44 billion, an increase of $202 million from 2002-03. Federal grants represent reimbursement from the Federal government for programs financed by the State in the first instance. Federal receipts are generally assumed to be received in the State fiscal year in which spending is incurred; therefore, the revisions to Federal receipts correspond to the adjustments to the federally-reimbursed spending revisions described below.

     The All Governmental Funds receipts increase of $3.27 billion over the 30-day estimates is comprised of enacted tax increases described above and Federal grants of $1.43 billion primarily due to increases in Medicaid spending.

     All Governmental Funds spending is estimated at $94.47 billion in 2003-04, an annual increase of $3.52 billion or 3.9 percent. The spending growth is comprised of the State Funds increases of $3.38 billion and growth in Federal Funds of $143 million. The growth in Federal spending is primarily due to increases for Medicaid ($1.02 billion), offset by declines in welfare ($426 million), World Trade Center costs ($302 million) and education ($180 million).

                      ALL GOVERNMENTAL FUNDS DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

                                              2002-03                 2003-04              ANNUAL          CHANGE FROM
                                          ADJUSTED ACTUALS        ADJUSTED ENACTED        $CHANGE        30-DAY ESTIMATE
------------------------------------------------------------------------------------------------------------------------
Medicaid                                      25,315                  26,778              1,463              2,003
Public Health                                  3,230                   3,778                548                137
General State Charges                          3,272                   3,774                502                 43
Community Projects Fund                          105                     455                350                200
Debt Service                                   3,038                   3,387                349                 27
Welfare                                        2,803                   3,008                205                124
Mental Hygiene                                 4,983                   5,174                191                 45
SUNY                                           4,208                   4,368                160                 58
STAR                                           2,664                   2,800                136                 93
School Aid                                    14,121                  14,225                104                608
Handicapped/All Other Education                3,922                   3,663               (259)               187
Transportation                                 4,907                   4,834                (73)                13
Public Protection                              3,096                   3,027                (69)                18
All Other                                     15,292                  15,203                (89)               109
TOTAL ALL FUNDS DISBURSEMENTS                 90,956                  94,474              3,518              3,665

     All Governmental Funds Medicaid spending growth of $1.46 billion reflects previously discussed State Funds spending growth of $439 million, and an increase of $1.02 billion (6.1 percent) in Medicaid spending supported by Federal Funds, which are estimated to total $26.78 billion in 2003-04. The net increase is primarily attributable to expected underlying spending growth of approximately 8 percent ($1.10 billion) and increased aid governed from an increase in disproportionate share payments to public hospitals ($394 million). This increase is partially offset by the mandated phase out of the nursing home intergovernmental transfers ($119 million), the phase out of Disaster Relief Medicaid related to the September 11th attack on the World Trade Center ($83 million), nonrecurring additional indigent care payments ($72 million), and various other cost containment proposals. The Medicaid estimate does not include possible savings related to the temporary increase in the Federal share of Medicaid costs.

     Public health spending supported by All Governmental Funds is expected to increase by $548 million from 2002-03 of which $195 million is attributable to increased State Funds support and the remaining $353 million consisting of additional Federal aid. The growth in Federal aid is largely attributable to increased spending for the Child Health Plus program ($324 million).

     Spending from All Governmental Funds in support of welfare initiatives increased $205 million from 2002-03 actuals and reflects the State Funds increase described above ($631 million) offset by decreased welfare spending from federal funds ($426 million). The decreased spending is primarily due to the loss of one-time credits that were used to support 2002-03 spending.

     All Governmental Funds spending growth largely attributable to State Funds spending includes growth for General State Charges ($502 million), Community Projects Fund ($350 million), debt service ($349 million), SUNY ($160 million), STAR ($136 million), and school aid ($104 million).

     Major areas experiencing modest annual increases or decreases on an All Governmental Funds basis include: mental hygiene (up $191 million), handicapped/all other education (down $259 million), transportation (down $73 million), and public protection (down $69 million).

     All Governmental Funds disbursements increased $3.67 billion over the 30-day estimates due to State Funds spending increases of $2.22 billion described above and growth in Federal Medicaid spending ($1.45 billion) attributable to legislative restorations of various cost containment and revenue maximizations, as well as revised estimates for underlying Federal Medicaid spending.

FIRST QUARTER CASH FLOW

     Unlike previous years, the 2003-04 General Fund first quarter cash flow estimates assume continued implementation of emergency cash management actions implemented after delays in enacting tobacco securitization legislation led to potential cash imbalances. The General Fund cash flow position is expected to be extremely tight during the first quarter of the 2003-04 fiscal year and thus requires continued management actions to maintain positive balances until $2.1 billion of tobacco proceeds are received in late June. DOB continues to monitor cash balances on a daily basis and has administratively managed the flow of funds and disbursements while continuing essential governmental operations through a statewide austerity plan. Under the current cash management plan, daily cash balances are expected to fluctuate significantly.

     The General Fund balances assume continued deferrals of discretionary payments through June, including school aid payments scheduled in May and early June until the State receives the tobacco securitization proceeds. Thereafter, cash balances are expected to be healthy until March of the fiscal year.

     The General Fund is projected to end May with a balance of $2.15 billion. This balance, along with June receipts, will be used to make the school aid payment deferred from March on June 2 ($1.2 billion) as well as weekly Medicaid, payroll, and other critical payments. As a result, cash balances are expected to decline to very low levels by mid-June. The State expects to make the remaining May and June school aid payments ($2.5 billion) in late June upon the receipt of tobacco securitization proceeds. Absent these proceeds, General Fund resources would be insufficient to pay school aid and end the month with a positive cash balance.

     The 2003-04 Enacted Budget amends State Finance Law to permit the State Comptroller to make balances in other funds and accounts temporarily available to the General Fund for intra-month cash flow needs as long as such balances can be repaid by the end of the month. This provision is set to expire on March 31, 2004.

GAAP-BASIS FINANCIAL PLANS

     The February Financial Plan included General Fund Financial Plans prepared in accordance with Generally Accepted Accounting Principles (GAAP) for State fiscal years 2002-03 through 2005-06. The accounting principles that DOB applied in preparing the GAAP projections are consistent with those applied by the State Comptroller for the 2001-02 GAAP-basis Financial Statements. Accordingly, the projections do not reflect the impact of any pending proposals of the Governmental Accounting Standards Board, including GASB 34. The changes mandated by GASB 34 are expected to significantly change the presentation of GAAP-basis financial results for state and local governments in 2002-03.

     The General Fund GAAP Financial Plan issued as part of the February Financial Plan projected that the State would end the 2002-03 fiscal year with an operating imbalance of $2.74 billion. The operating result reflected the use of reserves in response to the World Trade Center disaster. As a result of the operating deficit, the accumulated surplus was projected to decline from $492 million at the end of 2001-02 to a $2.24 billion accumulated deficit at the end of 2002-03.

     Certain legislative actions, including deferring a Medicaid Cycle ($170 million), and delaying TAP payments ($104 million) are expected to negatively impact the GAAP Financial Plan.

     Additionally, the deferral of $1.9 billion in spending from 2002-03 until 2003-04 is expected to increase the 2002-03 accumulated GAAP-basis deficit, since the deferred payments are expected to be accrued to the 2002-03 fiscal year. However, the tobacco settlement revenues originally anticipated in 2002-03 but now expected in 2003-04 are likely to be accrued to the 2003-04 fiscal year resulting in no net change to the accumulated GAAP deficit by the end of 2003-04.

     DOB expects to update the GAAP Financial Plan estimates for 2003-04 in the First Quarterly Financial Plan Update to be issued in July 2003.

OUTYEAR GENERAL FUND FINANCIAL PLAN PROJECTIONS

     General Fund budget gaps for the 2004-05 and 2005-06 fiscal years have increased significantly from the 30-day projections. It is currently estimated that spending and revenue actions in the Enacted Budget in concert with events since presentation of the Executive Budget will increase gaps to over $6 billion in 2004-05 and $8 billion in 2005-06, before reflecting savings from the Fiscal Management Plan or extra Federal aid. The Fiscal Management Plan savings will be implemented in 2003-04, and these actions coupled with new Federal assistance are expected to produce recurring savings in the outyears, reducing the gaps by approximately $900 million in each year.

     Future budget gaps are subject to substantial revision as additional information becomes available about the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity. Key factors include: end-of-year business tax collections; calendar year economic results; year-end financial sector bonus income data; the school aid database update in November; and quarterly Medicaid cycle trend analysis.

     These factors have historically been subject to a high degree of fluctuation across the forecast period, and could produce results above or below the current projections.

     The outyear gap estimates do not assume any collective bargaining salary increases. If the projected budget gap for 2004-05 is closed fully with recurring actions, the 2005-06 budget gap would be reduced to under $2 billion.

     Revenues are projected to increase from the Executive Budget as a result of legislative changes by $1.4 billion in 2004-05 and $605 million in 2005-06. The revenue proposals decrease primarily because of "sunset" provisions enacted for the tax increases. New revenue actions include a personal income tax surcharge ($1.2 billion in 2004-05 and $1.0 billion in 2005-06), one-quarter percent increase in sales tax ($572 million in 2004-05 and $100 million in 2005-06), and a decoupling from Federal bonus depreciation provisions ($100 million in 2004-05 and $90 million in 2005-06). These revenue actions are offset by the loss of receipts due to the sales tax free week proposed in the Executive Budget ($315 million in 2004-05 and $435 million in 2005-06), and the intended transfer of State sales tax receipts to New York City ($170 million annually).

     In addition, revenues are expected to decrease by $609 million in 2004-05 and 2005-06 primarily reflecting the impact of 2002-03 actuals and the April 2003 PIT settlement.

     As compared to the Executive Budget, spending is projected to increase by $4.5 billion in 2004-05 and $4.2 billion in 2005-06. This spending increase reflects revisions based on actual results and net legislative adds to the Governor's Executive Budget, including Medicaid programs ($1.7 billion in 2004-05 and $1.5 billion in 2005-06), school aid, including revised estimates resulting from the May 15 database update ($1.4 billion in 2004-05 and 2005-06), higher education ($323 million in 2004-05 and $303 million in 2005-06), and higher general state charges primarily driven by restorations of health insurance savings initiatives and the planned payment of the full required pension bill in 2004-05 and 2005-06 ($555 million in 2004-05 and $338 million in 2005-06).

     2004-05 spending grows $2.2 billion above the $2.3 billion increase in 2003-04 from the Executive Budget (for a total 2004-05 increase of $4.5 billion). This incremental growth is driven by the annualization of Medicaid restorations ($403 million), HCRA ($268 million), and the deferral of a 2003-04 Medicaid cycle into 2004-05 ($170 million), the "tail" of school aid adds and restorations including the loss of proposed BOCES and Building Aid reforms ($571 million), the May 15 school aid database revisions ($184 million), and increased fringe benefits costs including the denial of the Governor's proposed pension reforms and the restoration of proposed health insurance cost containment ($521 million).

     Fiscal Management Plan savings include continuing the statewide austerity measures implemented during 2003-04, mandating agencies to eliminate, consolidate, and streamline governmental services, reducing the State workforce further, maximizing Federal aid, and planning legislative actions that may include statutory modifications to programs.

     A more detailed discussion of these revenue and spending changes, as well as the Fiscal Management Plan, is described in the Overview and General Fund sections above.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                             2002-2003 AND 2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (MILLIONS OF DOLLARS)

                                                      2002-2003      2003-2004
                                                      ADJUSTED       ADJUSTED         ANNUAL
                                                       ACTUAL         ENACTED         CHANGE
                                                     -----------    -----------    -----------
OPENING FUND BALANCE                                       1,032            815           (217)
                                                     ===========    ===========    ===========
RECEIPTS:
Taxes:
Personal income tax                                       16,791         16,285           (506)
User taxes and fees                                        7,063          8,007            944
Business taxes                                             3,380          3,498            118
Other taxes                                                  743            771             28
Miscellaneous receipts                                     3,991          3,669           (322)
Transfers from other funds:
PIT in excess of Revenue Bond debt service                 4,215          5,125            910
Sales tax in excess of LGAC debt service                   1,919          1,853            (66)
Real estate taxes in excess of CW/CA debt service            263            202            (61)
All other                                                    931            430           (501)
                                                     -----------    -----------    -----------
TOTAL RECEIPTS                                            39,296         39,840            544
                                                     ===========    ===========    ===========
DISBURSEMENTS:
Grants to local governments                               26,713         28,009          1,296
State operations                                           7,715          7,168           (547)
General State charges                                      2,732          3,199            467
Transfers to other funds:
Debt service                                               1,496          1,583             87
Capital projects                                             170            251             81
State University                                              26            145            119
Other purposes                                               661            482           (179)
                                                     -----------    -----------    -----------
TOTAL DISBURSEMENTS                                       39,513         40,837          1,324
                                                     ===========    ===========    ===========
FISCAL MANAGEMENT PLAN/FEDERAL AID                             0            912            912
                                                     ===========    ===========    ===========
CHANGE IN FUND BALANCE                                      (217)           (85)           132
                                                     ===========    ===========    ===========
CLOSING FUND BALANCE                                         815            730            (85)
                                                     ===========    ===========    ===========
Tax Stabilization Reserve Fund                               710            710              0
Contingency Reserve Fund                                      20             20              0
Community Projects Fund                                       85              0            (85)

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (MILLIONS OF DOLLARS)

                                                                                     ADJUSTED
                                                        30-DAY        CHANGE         ENACTED
                                                     -----------    -----------    -----------
OPENING FUND BALANCE                                         805             10            815
                                                     ===========    ===========    ===========
RECEIPTS:
Taxes:
Personal income tax                                       15,452            833         16,285
User taxes and fees                                        7,508            499          8,007
Business taxes                                             3,682           (184)         3,498
Other taxes                                                  771              0            771
Miscellaneous receipts                                     3,579             90          3,669
Transfers from other funds:
PIT in excess of Revenue Bond debt service                 4,865            260          5,125
Sales tax in excess of LGAC debt service                   1,999           (146)         1,853
Real estate taxes in excess of CW/CA debt service            202              0            202
All other                                                    379             51            430
                                                     -----------    -----------    -----------
TOTAL RECEIPTS                                            38,437          1,403         39,840
                                                     ===========    ===========    ===========
DISBURSEMENTS:
Grants to local governments                               25,780          2,229         28,009
State operations                                           7,166              2          7,168
General State charges                                      3,165             34          3,199
Transfers to other funds:
Debt service                                               1,583              0          1,583
Capital projects                                             206             45            251
State university                                             145              0            145
Other purposes                                               467             15            482
                                                     -----------    -----------    -----------
TOTAL DISBURSEMENTS                                       38,512          2,325         40,837
                                                     ===========    ===========    ===========
FISCAL MANAGEMENT PLAN/FEDERAL AID                             0            912            912
                                                     ===========    ===========    ===========
CHANGE IN FUND BALANCE                                       (75)           (10)           (85)
                                                     ===========    ===========    ===========
CLOSING FUND BALANCE                                         730              0            730
                                                     ===========    ===========    ===========
Tax Stabilization Reserve Fund                               710              0            710
Contingency Reserve Fund                                      20              0             20

NOTE: THE 30-DAY OPENING FUND BALANCE WAS REDUCED BY $198 MILLION AND THE PERSONAL INCOME TAX RECEIPTS WERE INCREASED BY $198 MILLION TO REFLECT THE TAX REFUND RESERVE TRANSACTION.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                             2002-2003 AND 2003-2004
                              (MILLIONS OF DOLLARS)

                                                      2002-2003      2003-2004
                                                        ACTUAL        ENACTED        CHANGE
                                                     -----------    -----------    -----------
OPENING FUND BALANCE                                       1,032            815           (217)
                                                     ===========    ===========    ===========
RECEIPTS:
Taxes:
Personal income tax                                       16,791         16,285           (506)
User taxes and fees                                        7,063          8,007            944
Business taxes                                             3,380          3,498            118
Other taxes                                                  743            771             28
Miscellaneous receipts                                     2,091          5,569          3,478
Transfers from other funds:
PIT in excess of Revenue Bond debt service                 4,215          5,125            910
Sales tax in excess of LGAC debt service                   1,919          1,853            (66)
Real estate taxes in excess of CW/CA debt service            263            202            (61)
All other                                                    931            430           (501)
                                                     -----------    -----------    -----------
TOTAL RECEIPTS                                            37,396         41,740          4,344
                                                     ===========    ===========    ===========
DISBURSEMENTS:
Grants to local governments                               24,887         29,835          4,948
State operations                                           7,678          7,205           (473)
General State charges                                      2,699          3,232            533
Transfers to other funds:
Debt service                                               1,496          1,583             87
Capital projects                                             166            255             89
State University                                              26            145            119
Other purposes                                               661            482           (179)
                                                     -----------    -----------    -----------
TOTAL DISBURSEMENTS                                       37,613         42,737          5,124
                                                     ===========    ===========    ===========
FISCAL MANAGEMENT PLAN/FEDERAL AID                             0            912            912
                                                     ===========    ===========    ===========
CHANGE IN FUND BALANCE                                      (217)           (85)           132
                                                     ===========    ===========    ===========
CLOSING FUND BALANCE                                         815            730            (85)
                                                     ===========    ===========    ===========
Tax Stabilization reserve Fund                               710            710              0
Contingency Reserve Fund                                      20             20              0
Community Projects Fund                                       85              0            (85)

NOTE: ACTUALS REFLECT THE AMOUNTS PUBLISHED IN THE COMPTROLLER'S CASH BASIS REPORT RELEASED ON APRIL 15, 2003.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2002-2003
                              (MILLIONS OF DOLLARS)

                                                                                     ADJUSTED
                                                        ACTUAL      ADJUSTMENTS       ACTUAL
                                                     -----------    -----------    -----------
OPENING FUND BALANCE                                       1,032              0          1,032
                                                     ===========    ===========    ===========
RECEIPTS:
Taxes:
Personal income tax                                       16,791              0         16,791
User taxes and fees                                        7,063              0          7,063
Business taxes                                             3,380              0          3,380
Other taxes                                                  743              0            743
Miscellaneous receipts                                     2,091          1,900          3,991
Transfers from other funds:
PIT in excess of Revenue Bond debt service                 4,215              0          4,215
Sales tax in excess of LGAC debt service                   1,919              0          1,919
Real estate taxes in excess of CW/CA debt service            263              0            263
All other                                                    931              0            931
                                                     -----------    -----------    -----------
TOTAL RECEIPTS                                            37,396          1,900         39,296
                                                     ===========    ===========    ===========
DISBURSEMENTS:
Grants to local governments                               24,887          1,826         26,713
State operations                                           7,678             37          7,715
General State charges                                      2,699             33          2,732
Transfers to other funds:
Debt service                                               1,496              0          1,496
Capital projects                                             166              4            170
State University                                              26              0             26
Other purposes                                               661              0            661
                                                     -----------    -----------    -----------
TOTAL DISBURSEMENTS                                       37,613          1,900         39,513
                                                     ===========    ===========    ===========
CHANGE IN FUND BALANCE                                      (217)             0           (217)
                                                     ===========    ===========    ===========
CLOSING FUND BALANCE                                         815              0            815
                                                     ===========    ===========    ===========
Tax Stabilization Reserve Fund                               710              0            710
Contingency Reserve Fund                                      20              0             20
Community Projects Fund                                       85              0             85

NOTE: ACTUALS REFLECT THE AMOUNTS PUBLISHED IN THE COMPTROLLER'S CASH BASIS REPORT RELEASED ON APRIL 15, 2003.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                                                    ADJUSTED
                                                       ENACTED      ADJUSTMENTS      ENACTED
                                                     -----------    -----------    -----------
OPENING FUND BALANCE                                         815              0            815
                                                     ===========    ===========    ===========
RECEIPTS:
Taxes:
Personal income tax                                       16,285              0         16,285
User taxes and fees                                        8,007              0          8,007
Business taxes                                             3,498              0          3,498
Other taxes                                                  771              0            771
Miscellaneous receipts                                     5,569         (1,900)         3,669
Transfers from other funds:
PIT in excess of Revenue Bond debt service                 5,125              0          5,125
Sales tax in excess of LGAC debt service                   1,853              0          1,853
Real estate taxes in excess of CW/CA debt service            202              0            202
All other                                                    430              0            430
                                                     -----------    -----------    -----------
TOTAL RECEIPTS                                            41,740         (1,900)        39,840
                                                     ===========    ===========    ===========
DISBURSEMENTS:
Grants to local governments                               29,835         (1,826)        28,009
State operations                                           7,205            (37)         7,168
General State charges                                      3,232            (33)         3,199
Transfers to other funds:
Debt service                                               1,583              0          1,583
Capital projects                                             255             (4)           251
State University                                             145              0            145
Other purposes                                               482              0            482
                                                     -----------    -----------    -----------
TOTAL DISBURSEMENTS                                       42,737         (1,900)        40,837
                                                     ===========    ===========    ===========
FISCAL MANAGEMENT PLAN/FEDERAL AID                           912              0            912
                                                     ===========    ===========    ===========
CHANGE IN FUND BALANCE                                       (85)             0            (85)
                                                     ===========    ===========    ===========
CLOSING FUND BALANCE                                         730              0            730
                                                     ===========    ===========    ===========
Tax Stabilization Reserve Fund                               710              0            710
Contingency Reserve Fund                                      20              0             20

NOTE: THE 30-DAY OPENING FUND BALANCE WAS REDUCED BY $198 MILLION AND THE PERSONAL INCOME TAX RECEIPTS WERE INCREASED BY $198 MILLION TO REFLECT THE PIT REFUND RESERVE TRANSACTION.

                             CURRENT STATE RECEIPTS
                                  GENERAL FUND
                             2002-2003 AND 2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (MILLIONS OF DOLLARS)

                                                      2002-2003      2003-2004
                                                      ADJUSTED       ADJUSTED        ANNUAL
                                                       ACTUAL         ENACTED        CHANGE
                                                     -----------    -----------    -----------
PERSONAL INCOME TAX                                       16,791         16,285           (506)
                                                     -----------    -----------    -----------
USER TAXES AND FEES                                        7,063          8,007            944
                                                     -----------    -----------    -----------
Sales and use tax                                          6,328          7,285            957
Cigarette and tobacco taxes                                  446            425            (21)
Motor vehicle fees                                            67             75              8
Alcoholic beverages taxes                                    180            180              0
Alcoholic beverage control license fees                       42             42              0
BUSINESS TAXES                                             3,380          3,498            118
                                                     -----------    -----------    -----------
Corporation franchise tax                                  1,407          1,450             43
Corporation and utilities tax                                860            805            (55)
Insurance taxes                                              704            818            114
Bank tax                                                     409            425             16
OTHER TAXES                                                  743            771             28
                                                     -----------    -----------    -----------
Estate tax                                                   701            737             36
Gift tax                                                       7              0             (7)
Real property gains tax                                        5              2             (3)
Pari-mutuel taxes                                             29             31              2
Other taxes                                                    1              1              0
TOTAL TAXES                                               27,977         28,561            584
                                                     -----------    -----------    -----------
MISCELLANEOUS RECEIPTS                                     3,991          3,669           (322)
                                                     -----------    -----------    -----------
TOTAL                                                     31,968         32,230            262
                                                     ===========    ===========    ===========

NOTE: ADJUSTED MISCELLANEOUS RECEIPTS INCLUDE $1.9 BILLION IN TOBACCO SECURITIZATION PROCEEDS IN 2002-03 THAT WILL BE RECEIVED IN 2003-04.

                             CURRENT STATE RECEIPTS
                             ALL GOVERNMENTAL FUNDS
                             2002-2003 AND 2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (MILLIONS OF DOLLARS)

                                                      2002-2003      2003-2004
                                                      ADJUSTED       ADJUSTED
                                                       ACTUAL         ENACTED        CHANGE
                                                     -----------    -----------    -----------
PERSONAL INCOME TAX                                       23,698         24,460            762
                                                     -----------    -----------    -----------
USER TAXES AND FEES                                       10,804         11,984          1,180
                                                     -----------    -----------    -----------
Sales and use taxes                                        8,796          9,956          1,160
Cigarette and tobacco taxes                                  446            425            (21)
Motor fuel tax                                               544            537             (7)
Motor vehicle fees                                           612            651             39
Highway use tax                                              147            149              2
Alcoholic beverage taxes                                     180            180              0
Alcoholic beverage control license fees                       42             42              0
Auto rental tax                                               37             44              7
BUSINESS TAXES                                             4,983          5,052             69
                                                     -----------    -----------    -----------
Corporation franchise tax                                  1,612          1,655             43
Corporation and utilities taxes                            1,091            993            (98)
Insurance taxes                                              776            903            127
Bank tax                                                     481            500             19
Petroleum business taxes                                   1,023          1,001            (22)
OTHER TAXES                                                1,191          1,176            (15)
                                                     -----------    -----------    -----------
Estate tax                                                   701            737             36
Gift tax                                                       7              0             (7)
Real property gains tax                                        5              2             (3)
Real estate transfer tax                                     448            404            (44)
Pari-mutuel taxes                                             29             32              3
Other taxes                                                    1              1              0
TOTAL TAXES                                               40,676         42,672          1,996
                                                     -----------    -----------    -----------
MISCELLANEOUS RECEIPTS                                    16,056         17,705          1,649
                                                     -----------    -----------    -----------
FEDERAL GRANTS                                            33,242         33,444            202
                                                     -----------    -----------    -----------
TOTAL                                                     89,974         93,821          3,847
                                                     ===========    ===========    ===========

NOTE: ADJUSTED MISCELLANEOUS RECEIPTS INCLUDE $1.9 BILLION IN TOBACCO SECURITIZATION PROCEEDS IN 2002-03 THAT WILL BE RECEIVED IN 2003-04.

                                  GENERAL FUND
                           TAX REFUND RESERVE ACCOUNT
                             2002-2003 AND 2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (MILLIONS OF DOLLARS)

                                                      2002-2003         2003-2004
                                                      ADJUSTED          ADJUSTED           ANNUAL
                                                       ACTUAL            ENACTED           CHANGE
                                                     -----------       -----------       -----------
Withholdings                                              19,959            22,135             2,176
Estimated Payments                                         4,855             4,780               (75)
Final Payments                                             1,334             1,241               (93)
Delinquencies                                                796               670              (126)
                                                     -----------       -----------       -----------
GROSS COLLECTIONS                                         26,944            28,826             1,882
State/City Offset                                           (288)             (300)              (12)
Refund Reserve                                             1,050               159              (891)
Refunds                                                   (4,008)(1)        (4,225)(2)          (217)
                                                     -----------       -----------       -----------
REPORTED TAX COLLECTIONS                                  23,698            24,460               762
STAR                                                      (2,664)           (2,800)             (136)
RBTF                                                      (4,243)           (5,375)           (1,132)
                                                     -----------       -----------       -----------
GENERAL FUND                                              16,791            16,285              (506)
                                                     ===========       ===========       ===========

         Net personal income tax collections are affected by transactions in the tax refund reserve account. The tax refund reserve account is used to hold moneys designated to pay tax refunds. The Comptroller deposits receipts into this account at the discretion of the Commissioner of Taxation and Finance. The deposit of moneys into the account during a fiscal year has the effect of reducing receipts for the fiscal year, and the withdrawal of moneys from the account has the effect of increasing receipts in the fiscal year of withdrawal. The tax refund reserve account also includes amounts made available as a result of the LGAC financing program. Beginning in 1998-99, a portion of personal income tax collections is deposited directly in the School Tax Reduction (STAR) Fund and used to make payments to reimburse local governments for their revenue decreases due to the STAR program.

NOTE 1: REFLECTS THE PAYMENT OF THE BALANCE OF REFUNDS ON 2001 LIABILITY AND PAYMENT OF $960 MILLION OF CALENDAR YEAR 2002 REFUNDS IN THE LAST QUARTER OF THE STATE'S 2002-03 FISCAL YEAR AND A BALANCE IN THE TAX REFUND RESERVE ACCOUNT OF $627 MILLION.

NOTE 2: REFLECTS THE PAYMENT OF THE BALANCE OF REFUNDS ON 2002 LIABILITY AND THE PROJECTED PAYMENT OF $960 MILLION OF CALENDAR YEAR 2003 REFUNDS IN THE LAST QUARTER OF THE STATE'S 2003-04 FISCAL YEAR AND A PROJECTED BALANCE IN THE TAX REFUND RESERVE ACCOUNT OF $468 MILLION.

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                                      SPECIAL        CAPITAL          DEBT
                                                       GENERAL        REVENUE        PROJECTS       SERVICE         (MEMO)
                                                        FUND           FUNDS          FUNDS          FUNDS          TOTAL
                                                     -----------    -----------    -----------    -----------    -----------
OPENING FUND BALANCE                                         815            894           (560)           158          1,307
                                                     ===========    ===========    ===========    ===========    ===========
RECEIPTS:
Taxes                                                     28,561          4,401          1,765          7,945         42,672
Miscellaneous receipts                                     5,569          9,880          3,232            702         19,383
Federal grants                                                 0              0              0              0              0
                                                     -----------    -----------    -----------    -----------    -----------
TOTAL RECEIPTS                                            34,130         14,281          4,997          8,647         62,055
                                                     ===========    ===========    ===========    ===========    ===========
DISBURSEMENTS:
Grants to local governments                               29,835         10,191          1,095              0         41,121
State operations                                           7,205          4,561              0              8         11,774
General State charges                                      3,232            410              0              0          3,642
Debt service                                                   0              0              0          3,387          3,387
Capital projects                                               0              2          3,061              0          3,063
                                                     -----------    -----------    -----------    -----------    -----------
TOTAL DISBURSEMENTS                                       40,272         15,164          4,156          3,395         62,987
                                                     ===========    ===========    ===========    ===========    ===========
OTHER FINANCING SOURCES (USES):
Transfers from other funds                                 7,610            801            401          4,844         13,656
Transfers to other funds                                  (2,465)          (231)        (1,068)       (10,093)       (13,857)
Bond and note proceeds                                         0              0            248              0            248
                                                     -----------    -----------    -----------    -----------    -----------
NET OTHER FINANCING SOURCES (USES)                         5,145            570           (419)        (5,249)            47
                                                     ===========    ===========    ===========    ===========    ===========
FISCAL MANAGEMENT PLAN/FEDERAL AID                           912              0              0              0            912
                                                     ===========    ===========    ===========    ===========    ===========
CHANGE IN FUND BALANCE                                       (85)          (313)           422              3             27
                                                     ===========    ===========    ===========    ===========    ===========
CLOSING FUND BALANCE                                         730            581           (138)           161          1,334
                                                     ===========    ===========    ===========    ===========    ===========

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (MILLIONS OF DOLLARS)

                                                                      SPECIAL        CAPITAL          DEBT
                                                       GENERAL        REVENUE        PROJECTS       SERVICE         (MEMO)
                                                        FUND           FUNDS          FUNDS          FUNDS          TOTAL
                                                     -----------    -----------    -----------    -----------    -----------
OPENING FUND BALANCE                                         815            894           (560)           158          1,307
                                                     ===========    ===========    ===========    ===========    ===========
RECEIPTS:
Taxes                                                     28,561          4,401          1,765          7,945         42,672
Miscellaneous receipts                                     3,669          9,880          3,232            702         17,483
Federal grants                                                 0              0              0              0              0
                                                     -----------    -----------    -----------    -----------    -----------
TOTAL RECEIPTS                                            32,230         14,281          4,997          8,647         60,155
                                                     ===========    ===========    ===========    ===========    ===========
DISBURSEMENTS:
Grants to local governments                               28,009         10,191          1,095              0         39,295
State operations                                           7,168          4,561              0              8         11,737
General State charges                                      3,199            410              0              0          3,609
Debt service                                                   0              0              0          3,387          3,387
Capital projects                                               0              2          3,057              0          3,059
                                                     -----------    -----------    -----------    -----------    -----------
TOTAL DISBURSEMENTS                                       38,376         15,164          4,152          3,395         61,087
                                                     ===========    ===========    ===========    ===========    ===========
OTHER FINANCING SOURCES (USES):
Transfers from other funds                                 7,610            801            397          4,844         13,652
Transfers to other funds                                  (2,461)          (231)        (1,068)       (10,093)       (13,853)
Bond and note proceeds                                         0              0            248              0            248
                                                     -----------    -----------    -----------    -----------    -----------
NET OTHER FINANCING SOURCES (USES)                         5,149            570           (423)        (5,249)            47
                                                     ===========    ===========    ===========    ===========    ===========
FISCAL MANAGEMENT PLAN/FEDERAL AID                           912              0              0              0            912
                                                     ===========    ===========    ===========    ===========    ===========
CHANGE IN FUND BALANCE                                       (85)          (313)           422              3             27
                                                     ===========    ===========    ===========    ===========    ===========
CLOSING FUND BALANCE                                         730            581           (138)           161          1,334
                                                     ===========    ===========    ===========    ===========    ===========

                               CASH FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                                      SPECIAL        CAPITAL          DEBT
                                                       GENERAL        REVENUE        PROJECTS       SERVICE         (MEMO)
                                                        FUND           FUNDS          FUNDS          FUNDS          TOTAL
                                                     -----------    -----------    -----------    -----------    -----------
OPENING FUND BALANCE                                         815            986           (791)           158          1,168
                                                     ===========    ===========    ===========    ===========    ===========
RECEIPTS:
Taxes                                                     28,561          4,401          1,765          7,945         42,672
Miscellaneous receipts                                     5,569         10,102          3,232            702         19,605
Federal grants                                                 0         31,806          1,638              0         33,444
                                                     -----------    -----------    -----------    -----------    -----------
TOTAL RECEIPTS                                            34,130         46,309          6,635          8,647         95,721
                                                     ===========    ===========    ===========    ===========    ===========
DISBURSEMENTS:
Grants to local governments                               29,835         38,677          1,312              0         69,824
State operations                                           7,205          7,790              0              8         15,003
General State charges                                      3,232            576              0              0          3,808
Debt service                                                   0              0              0          3,387          3,387
Capital projects                                               0              2          4,350              0          4,352
                                                     -----------    -----------    -----------    -----------    -----------
TOTAL DISBURSEMENTS                                       40,272         47,045          5,662          3,395         96,374
                                                     ===========    ===========    ===========    ===========    ===========
OTHER FINANCING SOURCES (USES):
Transfers from other funds                                 7,610          3,221            401          4,844         16,076
Transfers to other funds                                  (2,465)        (2,594)        (1,200)       (10,093)       (16,352)
Bond and note proceeds                                         0              0            248              0            248
                                                     -----------    -----------    -----------    -----------    -----------
NET OTHER FINANCING SOURCES (USES)                         5,145            627           (551)        (5,249)           (28)
                                                     ===========    ===========    ===========    ===========    ===========
FISCAL MANAGEMENT PLAN/FEDERAL AID                           912              0              0              0            912
                                                     ===========    ===========    ===========    ===========    ===========
CHANGE IN FUND BALANCE                                       (85)          (109)           422              3            231
                                                     ===========    ===========    ===========    ===========    ===========
CLOSING FUND BALANCE                                         730            877           (369)           161          1,399
                                                     ===========    ===========    ===========    ===========    ===========

                               CASH FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (MILLIONS OF DOLLARS)

                                                                      SPECIAL        CAPITAL          DEBT
                                                       GENERAL        REVENUE        PROJECTS       SERVICE         (MEMO)
                                                        FUND           FUNDS          FUNDS          FUNDS          TOTAL
                                                     -----------    -----------    -----------    -----------    -----------
OPENING FUND BALANCE                                         815            986           (791)           158          1,168
                                                     ===========    ===========    ===========    ===========    ===========
RECEIPTS:
Taxes                                                     28,561          4,401          1,765          7,945         42,672
Miscellaneous receipts                                     3,669         10,102          3,232            702         17,705
Federal grants                                                 0         31,806          1,638              0         33,444
                                                     -----------    -----------    -----------    -----------    -----------
TOTAL RECEIPTS                                            32,230         46,309          6,635          8,647         93,821
                                                     ===========    ===========    ===========    ===========    ===========
DISBURSEMENTS:
Grants to local governments                               28,009         38,677          1,312              0         67,998
State operations                                           7,168          7,790              0              8         14,966
General State charges                                      3,199            576              0              0          3,775
Debt service                                                   0              0              0          3,387          3,387
Capital projects                                               0              2          4,346              0          4,348
                                                     -----------    -----------    -----------    -----------    -----------
TOTAL DISBURSEMENTS                                       38,376         47,045          5,658          3,395         94,474
                                                     ===========    ===========    ===========    ===========    ===========
OTHER FINANCING SOURCES (USES):
Transfers from other funds                                 7,610          3,221            397          4,844         16,072
Transfers to other funds                                  (2,461)        (2,594)        (1,200)       (10,093)       (16,348)
Bond and note proceeds                                         0              0            248              0            248
                                                     -----------    -----------    -----------    -----------    -----------
NET OTHER FINANCING SOURCES (USES)                         5,149            627           (555)        (5,249)           (28)
                                                     ===========    ===========    ===========    ===========    ===========
FISCAL MANAGEMENT PLAN/FEDERAL AID                           912              0              0              0            912
                                                     ===========    ===========    ===========    ===========    ===========
CHANGE IN FUND BALANCE                                       (85)          (109)           422              3            231
                                                     ===========    ===========    ===========    ===========    ===========
CLOSING FUND BALANCE                                         730            877           (369)           161          1,399
                                                     ===========    ===========    ===========    ===========    ===========

                               CASH FINANCIAL PLAN
                              SPECIAL REVENUE FUNDS
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                        STATE         FEDERAL         TOTAL
                                                     -----------    -----------    -----------
OPENING FUND BALANCE                                         894             92            986
                                                     ===========    ===========    ===========
RECEIPTS:
Taxes                                                      4,401              0          4,401
Miscellaneous receipts                                     9,880            222         10,102
Federal grants                                                 0         31,806         31,806
                                                     -----------    -----------    -----------
TOTAL RECEIPTS                                            14,281         32,028         46,309
                                                     ===========    ===========    ===========
DISBURSEMENTS:
Grants to local governments                               10,191         28,486         38,677
State operations                                           4,561          3,229          7,790
General State charges                                        410            166            576
Debt service                                                   0              0              0
Capital projects                                               2              0              2
                                                     -----------    -----------    -----------
TOTAL DISBURSEMENTS                                       15,164         31,881         47,045
                                                     ===========    ===========    ===========
OTHER FINANCING SOURCES (USES):
Transfers from other funds                                   801          2,420          3,221
Transfers to other funds                                    (231)        (2,363)        (2,594)
Bond and note proceeds                                         0              0              0
                                                     -----------    -----------    -----------
NET OTHER FINANCING SOURCES (USES)                           570             57            627
                                                     ===========    ===========    ===========
CHANGE IN FUND BALANCE                                      (313)           204           (109)
                                                     ===========    ===========    ===========
CLOSING FUND BALANCE                                         581            296            877
                                                     ===========    ===========    ===========

                               CASH FINANCIAL PLAN
                             CAPITAL PROJECTS FUNDS
                                    2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (MILLIONS OF DOLLARS)

                                                        STATE         FEDERAL         TOTAL
                                                     -----------    -----------    -----------
OPENING FUND BALANCE                                        (560)          (231)          (791)
                                                     ===========    ===========    ===========
RECEIPTS:
Taxes                                                      1,765              0          1,765
Miscellaneous receipts                                     3,232              0          3,232
Federal grants                                                 0          1,638          1,638
                                                     -----------    -----------    -----------
TOTAL RECEIPTS                                             4,997          1,638          6,635
                                                     ===========    ===========    ===========
DISBURSEMENTS:
Grants to local governments                                1,095            217          1,312
State operations                                               0              0              0
General State charges                                          0              0              0
Debt service                                                   0              0              0
Capital projects                                           3,057          1,289          4,346
                                                     -----------    -----------    -----------
TOTAL DISBURSEMENTS                                        4,152          1,506          5,658
                                                     ===========    ===========    ===========
OTHER FINANCING SOURCES (USES):
Transfers from other funds                                   397              0            397
Transfers to other funds                                  (1,068)          (132)        (1,200)
                                                     -----------    -----------    -----------
Bond and note proceeds                                       248              0            248
                                                     ===========    ===========    ===========
NET OTHER FINANCING SOURCES (USES)                          (423)          (132)          (555)
                                                     ===========    ===========    ===========
CHANGE IN FUND BALANCE                                       422              0            422
                                                     ===========    ===========    ===========
CLOSING FUND BALANCE                                        (138)          (231)          (369)
                                                     ===========    ===========    ===========

                                    CASH FLOW
                                  GENERAL FUND
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                        APRIL          MAY            JUNE
                                                     -----------   -----------    -----------
OPENING FUND BALANCE                                         815         2,786          2,145
                                                     ===========   ===========    ===========
RECEIPTS:
Taxes:
Personal income tax                                        2,811           304          1,582
Sales tax                                                    450           462            737
User taxes and fees                                          103            56             59
Business taxes                                                56          (128)           722
Other taxes                                                   49            67             73
Miscellaneous receipts                                        70           103          2,239
Transfers from other funds                                   898           330            782
                                                     -----------   -----------    -----------
TOTAL RECEIPTS                                             4,437         1,194          6,194
                                                     ===========   ===========    ===========
DISBURSEMENTS:
Grants to local governments                                1,462           694          5,284
State operations                                             743           814            611
General State charges                                         32           241            236
Transfers to other funds                                     229            86            350
                                                     -----------   -----------    -----------
TOTAL DISBURSEMENTS                                        2,466         1,835          6,481
                                                     ===========   ===========    ===========
CHANGE IN FUND BALANCE                                     1,971          (641)          (287)
                                                     ===========   ===========    ===========
CLOSING FUND BALANCE                                       2,786         2,145          1,858
                                                     -----------   -----------    -----------

SPECIAL CONSIDERATIONS

     Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. For a discussion of the DOB economic forecast, see the sections entitled "Economic and Demographics," "Current Fiscal Year - National Economy" and "Current Fiscal Year - State Economy" in this AIS.

     Based on current projections, the 2003-04 Financial Plan depends in part on the implementation of a fiscal management plan to maintain budget balance in the current fiscal year. The plan currently under development by DOB is expected to contain a range of actions that can be implemented administratively, as well as proposals that may require legislative approval. The fiscal management plan will also integrate savings from the Federal aid package enacted by Congress on May 23, 2003. DOB estimates the Federal package will provide the State and localities a total of $2.1 billion in fiscal relief over the next two State fiscal years, consisting of a temporary 2.95 percent increase in the Federal matching rate for State Medicaid expenditures (valued at $1.5 billion) and unrestricted aid payments (valued at $645 million). The Federal aid is expected to enhance the State's flexibility in preparing the fiscal management plan and maintaining a balanced budget in the 2003-04 fiscal year. DOB expects to incorporate the fiscal management plan into the Financial Plan projections by the release of the First Quarterly Update to the Financial Plan.

     The Executive is reviewing legal questions surrounding certain actions taken by the Legislature in enacting the 2003-04 budget. The State Constitution provides that the Legislature may not alter an appropriation bill submitted by the Governor except to strike out or reduce items, or to add appropriations that are stated separately and distinctly from the original appropriations. A number of court cases have interpreted and clarified the Legislature's powers to act on the appropriations contained in the Executive Budget (see the section entitled "Litigation" for a discussion of two ongoing cases). In light of the provisions of the State Constitution and existing case law, the Executive believes that the Legislature, in enacting changes to the Governor's Executive Budget for 2003-04, may have acted in a manner that violates State constitutional and statutory requirements.

     Labor contracts between the State and most State employee unions expired on March 31, 2003 and collective bargaining negotiations are underway on a new round of contracts. The Financial Plan contains no reserves to finance potential new costs related to any new labor agreements. DOB projects that every one percent increase in salaries for all State employees would result in a General Fund Financial Plan cost of approximately $80 million.

     DOB expects the State's cash flow position to experience pressure in the first quarter of the 2004-05 fiscal year. A number of administrative options are available to DOB to manage General Fund cash flow needs during any fiscal year. The State is prohibited from issuing seasonal notes in the public credit markets to finance cash flow needs, unless the State satisfies certain restrictive conditions imposed under the Local Government Assistance Corporation ("LGAC") statute and related bond covenants. For a discussion of the LGAC restrictions, see the section entitled "Debt and Other Financing Activities - Local Government Assistance Corporation" in this AIS.

     An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. For example, the Federal government has issued a draft disallowance for certain claims, and deferred the payment of other claims, submitted by school districts related to school supportive health services. It is unclear at this time what impact, if any, such disallowances may have on the State Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances. For more information on certain litigation pending against the State, see the section entitled "Litigation" in this AIS.

     In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $730 million in General Fund reserves, after implementation of the fiscal management plan.

      APPENDIX D- SPECIAL INVESTMENT CONSIDERATIONS RELATING TO NEW JERSEY
                              MUNICIPAL OBLIGATIONS

     NEW JERSEY ECONOMIC INFORMATION AND TRENDS. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

     During calendar year 2002, New Jersey's economy continued at a sluggish pace similar to the rest of the nation. Due to the weakening labor market conditions, New Jersey's personal income continued to grow moderately at 3.1% last year, close to the 3.0% rate set in 2001, but, substantially below the record pace of 9.9% in 2000. The unemployment rate rose to 6.0% during the second half of 2002, but was consistently below the 6.0% for the first five months in 2003. Low inflation continues to benefit New Jersey consumers and businesses. Low interest rates continue to support spending on housing and other consumer durables.

     Economic forecasts as of May 2003 for the national and State economies project a modest economic recovery in 2003. New Jersey's economy is expected to follow the national trend in 2003. The State and the nation may experience further near-term slow growth and the expected recovery may stall into late 2003 if consumers, investors, and businesses remain more cautious than currently assumed. However, the fundamentals of the State's economic health remain stable and the long run prospects for economic growth of the State in 2003 and beyond are favorable.

   NEW JERSEY'S BUDGET AND APPROPRIATION SYSTEM - CURRENT OPERATING EXPENSES.

     THE GENERAL FUND. New Jersey operates on a fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund. The Appropriations Act enacted by the New Jersey Legislature and approved by the Governor provides the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 2000 was $187.7 million, for fiscal year 2001 was $388.7 million and for fiscal year 2002 was 292.3 million. For fiscal year 2003 and 2004, the balance in the undesignated General Fund is estimated to be $250.0 and $248.6 million, respectively. The fund balances are available for appropriation in succeeding fiscal years.

     TAX AND REVENUE ANTICIPATION NOTES. In fiscal year 1992, New Jersey initiated a program pursuant to which it issues tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of General Fund revenues and Property Tax Relief Fund revenues. New Jersey has authorized the issuance of up to $3,100,000,000 of such notes for fiscal year 2004 and has issued notes in the amount of $1,500,000,000 on September 25, 2003, which notes are payable on June 25, 2004. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and Property Tax Relief Fund that are legally available for such payment.

                     NEW JERSEY CAPITAL PROJECT FINANCINGS.

     GENERAL OBLIGATION BONDS. New Jersey finances certain capital projects through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2003 was $3,294,174,153. On October 7, 2003, New Jersey issued $159,385,000 of its general obligation bonds to refund certain of its outstanding general obligation bonds. The appropriation for the debt service obligation on outstanding projected indebtedness is $442.5 million for fiscal year 2004.

     PAY-AS-YOU-GO. In addition to payment from bond proceeds, capital projects can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal year 2004, the amount appropriated for this purpose is $1,136.4 million.

                 OTHER LONG TERM DEBT OBLIGATIONS OF NEW JERSEY.

     BONDS GUARANTEED BY NEW JERSEY. The New Jersey Sports and Exposition Authority ("NJSEA") has issued State-guaranteed bonds of which $38,550,000 were outstanding as of June 30, 2003. To date, the NJSEA has not had a revenue deficiency requiring New Jersey to make debt service payments pursuant to its guarantee. It is anticipated that the NJSEA's revenues will continue to be sufficient to pay debt service on these bonds without recourse to New Jersey's guarantee.

     "MORAL OBLIGATION" BONDS. The authorizing legislation for certain New Jersey entities provides for specific budgetary procedures with respect to certain of the obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. Below is a discussion of those New Jersey authorities and instrumentalities that issue bonds that constitute a "moral obligation" of New Jersey.

     NEW JERSEY HOUSING AND MORTGAGE FINANCE AGENCY. Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessor agencies (the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency) have had a deficiency in a debt service reserve fund which required New Jersey to appropriate funds to meet its "moral obligation." It is anticipated that this agency's revenues will continue to be sufficient to pay debt service on its bonds.

     SOUTH JERSEY PORT CORPORATION. New Jersey has periodically provided the South Jersey Port Corporation (the "SJPC") with funds to cover debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. For calendar years 1999 through 2003, New Jersey has made appropriations totaling $21,432,568.89 which covered deficiencies in revenues of the SJPC for debt service.

     NEW JERSEY HIGHER EDUCATION STUDENT ASSISTANCE AUTHORITY. The New Jersey Higher Education Student Assistance Authority ("NJHESAA") (successor to the Higher Education Assistance Authority) has not had a revenue deficiency that required New Jersey to appropriate funds to meet its "moral obligation". It currently is anticipated that the NJHESAA's revenues will continue to be sufficient to cover debt service on its bonds.

     There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities. As of June 30, 2003, outstanding "moral obligation" bonded indebtedness issued by New Jersey entities totaled $1,022,881,057 and fiscal year 2004 debt service subject to "moral obligation" is $52,020,137.

     OBLIGATIONS SUPPORTED BY NEW JERSEY REVENUE SUBJECT TO ANNUAL APPROPRIATION. New Jersey has entered into a number of leases and contracts described below (collectively, the "Agreements" and each an "Agreement") with several governmental authorities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below. New Jersey's obligations to make payments with respect to certain financings includes payments related to interest rate exchange agreements described below ("swap agreements") entered into with respect to such financings. Under such swap agreements, the issuer is required to pay a fixed rate to the swap counter party and any swap termination payment. If the payments to an issuer under a swap agreement are not sufficient to pay the interest on the issuer's related obligation, the issuer must pay such deficiency. New Jersey's obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. Below is a discussion of those financings pursuant to which State authorities and instrumentalities have entered into Agreements with New Jersey to secure the financing of various State projects.

     NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY. The New Jersey Economic Development Authority ("NJEDA") issues bonds secured by Agreements pursuant to the following legislative programs: (i) Economic Recovery Bonds issued to finance various economic development purposes (with payments made by New Jersey pursuant to an Agreement being equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey); (ii) Pension Bonds issued for the purpose of financing the unfunded accrued pension liability for New Jersey's retirement system; (iii) Market Transition Facility Bonds issued to pay current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis; (iv) the School Facility Construction Bonds (the principal amount of bonds authorized to be issued is $6 billion for the "Abbott" districts, $2.5 billion for all other districts and $100 million for county vocational school district projects), pursuant to which the NJEDA issues bonds to finance New Jersey's share of costs for school facility construction projects and debt service on the bonds is paid pursuant to a contract between the NJEDA and the New Jersey Treasurer; (v) pursuant to the Motor Vehicle Security and Customer Service Act, the NJEDA is authorized to issue bonds to pay the costs of capital improvements for the New Jersey Moter Vehicle Commission facilities (authorized in an amount not exceeding $160 million); and (vi) the lease financing program through which certain real property, office buildings and equipment are financed with NJEDA bonds (secured by Agreements between the New Jersey Treasurer and NJEDA).

     SWAP AGREEMENTS. The NJEDA has entered into a number of swap agreements with certain bond issues. In connection with the $375,000,000 State Pension Variable Rate Refunding Bonds, Series 2003, the NJEDA has entered into swap agreements for the purpose of converting the NJEDA's variable rate exposure to a fixed rate. The outstanding aggregate principal amount of the bonds is equal to the aggregate notional amount of the swap agreements related thereto. In connection with School Facilities Construction Bonds, the NJEDA has accepted bids for six separate tranches of swap agreements in an aggregate notional amount of $3 billion. These forward-starting swap agreements effectively hedge against rising interest rates a portion of the NJEDA's future borrowings expense associated with bonds anticipated to be issued under the Educational Facilities Construction and Financing Act, enacted July 18, 2000, P.L. 2000, c.72.

     NEW JERSEY EDUCATIONAL FACILITIES AUTHORITY. The New Jersey Educational Facilities Authority issues bonds secured by Agreements pursuant to seven separate legislative programs to finance (i) the purchase of equipment to be leased to institutions of higher learning; (ii) grants to

New Jersey's public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication and research facilities; (iii) grants to public and private institutions of higher education to develop a technology infrastructure within and among New Jersey's institutions of higher education; (iv) capital projects at county colleges; (v) grants to public and private institutions of higher education to finance and refinance eligible educational facilities; (vi) grants to public libraries to finance the acquisition, expansion and rehabilitation of buildings to be used as public library facilities; and (vii) loans to public and private institutions of higher education and public and private secondary schools, military schools and boarding schools located within New Jersey to install automatic fire suppression systems.

     NEW JERSEY TRANSPORTATION TRUST FUND AUTHORITY. In July 1984, New Jersey created the New Jersey Transportation Trust Fund Authority (the "NJTTFA") for the purpose of funding a portion of New Jersey's share of the cost of improvements to its transportation system. The principal amount of the NJTTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $650 million plus amounts carried over from prior fiscal years. The obligations issued by the NJTTFA are special obligations of the NJTTFA payable from a contract among the NJTTFA, the New Jersey Treasurer and the Commissioner of Transportation.

     NEW JERSEY BUILDING AUTHORITY. The New Jersey Building Authority ("NJBA") issues bonds for the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings, and correctional facilities. Pursuant to a lease agreement, New Jersey makes rental payments to NJBA in amounts sufficient to pay debt service on the NJBA bonds.

     NEW JERSEY SPORTS AND EXPOSITION AUTHORITY. Legislation enacted in 1992 authorizes the New Jersey Sports and Exposition Authority (the "NJSEA") to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer. Pursuant to such contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds.

     GARDEN STATE PRESERVATION TRUST. In July 1999, New Jersey established the Garden State Preservation Trust ("GSPT") for the purpose of preserving, as open space, farmland and historic properties. Pursuant to the enabling act of the GSPT, the principal amount of bonds, notes or other obligations which may be issued prior to July 1, 2009, other than refunding bonds, cannot exceed $1 billion. After July 1, 2009, only refunding bonds can be issued. The obligations to be issued by the GSPT will be special obligations of the GSPT payable from amounts paid to it under a contract between GSPT and the New Jersey Treasurer.

     NEW JERSEY CERTIFICATES OF PARTICIPATION. Beginning in April 1984, New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement.

     NEW JERSEY SUPPORTED SCHOOL AND COUNTY COLLEGE BONDS. Legislation provides for future appropriations for New Jersey aid to local school districts equal to a portion of the debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey aid to counties equal to a portion of the debt service on bonds issued by or on behalf of counties for construction of county college facilities (P.L. 1971, c. 12, as amended). The New Jersey Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under these laws.

     CONDUIT INDEBTEDNESS OF NEW JERSEY AUTHORITIES AND INSTRUMENTALITIES. Certain State authorities and instrumentalities are authorized to issue debt on behalf of various private and governmental entities on a conduit basis. Under such circumstances, neither the New Jersey authority or instrumentality acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt are solely that of the entity on whose behalf the debt was issued. Those State authorities and instrumentalities that issue debt on behalf of private and governmental entities on a conduit basis include: (i) the New Jersey Economic Development Authority;
(ii) the New Jersey Health Care Facilities Financing Authority; (iii) the New Jersey Education Facilities Authority; (iv) the New Jersey Housing and Mortgage Finance Agency; (v) the New Jersey Environmental Infrastructure Trust; and (vi) the New Jersey Redevelopment Agency.

                          COUNTIES AND MUNICIPALITIES.

     REGULATION OF COUNTY AND MUNICIPAL FINANCE. New Jersey's county and municipal finance system is regulated by various statutes designed to assure that all county and municipal governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the New Jersey Department of Community Affairs.

     The Local Budget Law (N.J.S.A. 40A:4-1 ET SEQ.) (the "Local Budget Law") imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the "Director"). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division. The Division reviews all local unit annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered (i) to require changes for compliance with law as a condition of approval; (ii) to disapprove budgets not in accordance with law; and (iii) to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every local unit annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for (i) principal of and interest on indebtedness falling due in the fiscal year, (ii) deferred charges, and (iii) other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

     The Local Government Cap Law (N.J.S.A. 40A:4-45.1 ET SEQ.) (the "Cap Law") limits the year-to-year increase of the total appropriations of any local unit to either 5 percent or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5 percent, the Cap Law permits the governing body of any local unit to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5 percent, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 5 percent. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are: (i) municipal and county appropriations to pay debt service requirements; (ii) requirements to comply with certain other New Jersey or federal mandates; (iii) appropriations of private and public dedicated funds;
(iv) amounts approved by referendum; and (v) in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

     REGULATION OF THE ISSUANCE OF BONDS BY COUNTIES AND MUNICIPALITIES. New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 40A:2-1 ET SEQ.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than fiscal year adjustment bonds). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt ("statutory deduction") from all authorized debt of the local unit in computing whether a local unit has exceeded its statutory debt limit. The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board.

                                SCHOOL DISTRICTS.

     REGULATION OF SCHOOL DISTRICT FINANCE. All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school districts, takes office. Type I school districts, most commonly found in cities, have a board of education, appointed by the mayor or the chief executive officer of the municipality, constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts. The New Jersey Department of Education has been empowered with authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 ET SEQ. (the "School Intervention Act"). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent. Pursuant to the authority granted under the School Intervention Act, the New Jersey Department of Education has ordered the creation of a State-operated school district in the City of Jersey City, the City of Paterson and the City of Newark.

     New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey's supervision of school finance closely parallels that of local governments.

     REGULATION OF THE ISSUANCE OF BONDS BY SCHOOL DISTRICTS. School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 ET SEQ. (the "School Bond Law"), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see "COUNTIES AND MUNICIPALITIES - REGULATION OF THE ISSUANCE OF BONDS BY COUNTIES AND MUNICIPALITIES" herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the type of school system) and to New Jersey regulation of their borrowing.

     School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State-operated school district.

     If school bonds of a Type II school district will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district's borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Department of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

     In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued by a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

     SCHOOL DISTRICT LEASE PURCHASE FINANCINGS. School districts are permitted to enter into lease purchase agreements for the acquisition of equipment or for the acquisition of land and school buildings in order to undertake the construction or the improvement of the school buildings. Lease purchase agreements for equipment cannot exceed five years. Lease purchase agreements for school facilities must be approved by the Commissioner, the voters or the board of school estimate, as applicable. The payment of rent on an equipment lease and on a five year and under facilities lease purchase agreement is treated as a current expense and is within the cap on the school district's budget. Under the Comprehensive Education Improvement and Financing Act, lease purchase payments on leases in excess of five years will be treated as debt service payments and therefore receive debt service aid if the school district is entitled and will be outside the school district's spending limitation of the General Fund.

     NEW JERSEY SCHOOL BOND RESERVE ACT. The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 ET SEQ.) establishes a school bond reserve within the constitutionally dedicated Fund for the support of free public schools. Under this law, the reserve is maintained at an amount equal to 1.5 percent of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this Fund.

                          LOCAL FINANCING AUTHORITIES.

     REGULATION OF LOCAL FINANCING AUTHORITIES. The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 ET SEQ.) provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies, created by local units, which are empowered (i) to issue bonds, (ii) to impose facility or service charges, or (iii) to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

     Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director. The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director reviews and approves annual budgets of authorities and special districts.

     REGULATION OF THE ISSUANCE OF BONDS BY LOCAL FINANCING AUTHORITIES. Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued. The Local Finance Board reviews, conducts public hearings, and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district.

     POLLUTION CONTROL BONDS. In the 1970's, the New Jersey Legislature initiated a comprehensive statutory mechanism for the management of solid waste disposal within New Jersey that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location. The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees. Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism. Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county. On May 1, 1997, in ATLANTIC COAST DEMOLITION & RECYCLING, INC. V. BOARD OF CHOSEN FREEHOLDERS OF ATLANTIC COUNTY, 112 F.3d 652 (3d Cir. 1997), the United States Court of Appeals for the Third Circuit held that New Jersey's system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution. Subsequently, the United States Supreme Court denied a petition for writ of certiorari. This decision has terminated controlled flow of solid waste to franchised locations within New Jersey. In the absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees. The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities. The facts relevant to each local authority within New Jersey remain unique. Some local authorities have successfully implemented refunding and work-out financings. Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes. In other cases, revenue shortfalls continue, but bond payment defaults by such local authorities have been avoided as a result of a New Jersey program by which New Jersey to date has voluntarily provided financial assistance to qualifying local authorities to satisfy bond payment obligations on a given bond payment date. However, no assurance can be given that such New Jersey subsidies will be made available to such local authorities in the future (or that sufficient funds will be made available to New Jersey for such purpose), particularly given recent New Jersey budget reductions.

     QUALIFIED BONDS. In 1976, legislation was enacted (P.L. 1976, c. 38 and c.
39) which provides for the issuance by municipalities and school districts of "qualified bonds." Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39. Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds. These "qualified bonds" are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New

Jersey. As of June 30, 2003, the aggregate amount of school district and municipal qualified bonds outstanding is $267,875,650 and $934,306,385, respectively.

                     LITIGATION OF THE STATE OF NEW JERSEY.

     GENERAL. At any given time, there are various numbers of claims and cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 ET SEQ.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.

     New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of these claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. In addition, at any given time, there are various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters seek recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims. At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act.

     An independent study estimated an aggregate potential exposure of $93,536,000 for tort and medical malpractice claims pending as of June 30, 2002. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry of New Jersey, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

     Lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information.

     RATINGS. Standard & Poor's Rating Group, Moody's Investors Service and Fitch Investors Service, Inc. have assigned long-term ratings of AA, Aa2 and AA, respectively, to New Jersey General Obligation Bonds. There is no assurance that the ratings of New Jersey General Obligation Bonds will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of New Jersey's General Obligation Bonds.

     The various political subdivisions of New Jersey are rated independently from New Jersey by S&P and/or Moody's, if they are rated. These ratings are based upon information supplied to the rating agency by the political subdivision. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of bonds issued by the political subdivision.

Part C - Other Information

                               ITEM 22. EXHIBITS.

(a)(1) Declaration of Trust. Incorporated herein from Registrant's registration statement on Form N-1A as filed on August 29, 1996 (Accession No. 0000912057-96-019242).

(a)(2) Amendment No. 1 to Declaration of Trust, Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on November 8, 1996 (Accession No. 0001016964-96-000034).

(a)(3) Amendment No. 2 to Declaration of Trust, Second Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on June 19, 1997 (Accession No.0001016964-97-000117).

(a)(4) Amendment No. 3 to Declaration of Trust, Third Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on January 2, 1998 (Accession No.0001041455-98-000012).

(a)(5) Amendment No. 4 to Declaration of Trust, Fourth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on July 28, 1998 (Accession No.0001041455-98-000039).

(a)(6) Amendment No. 5 to Declaration of Trust, Fifth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 31, 1998 (Accession No. 0001041455-98-000099).

(a)(7) Amendment No. 6 to Declaration of Trust, Sixth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on July 31, 2000 (Accession Number 0001016937-00-000008).

(a)(8) Amendment No. 7 to Declaration of Trust, Seventh Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 28, 2001 (Accession Number
0001005477-01-001650).

(a)(9) Amendment No. 8 to Declaration of Trust, Eighth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 28, 2001 (Accession Number
0001005477-01-001650).

(a)(10) Amendment No. 9 to Declaration of Trust, Ninth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 28, 2001 (Accession Number
0001005477-01-001650).

(a)(11) Amendment No. 10 to Declaration of Trust, Tenth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 11, 2000 (Accession Number
0000912057-00-053000).

(a)(12) Amendment No. 11 to Declaration of Trust, Eleventh Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration Statement on Form N-1A as filed on November 22, 2002 (Accession Number 0001047469-02-004178).

(a)(13) Amendment No. 12 to Declaration of Trust, Twelfth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration Statement on Form N-1A as filed on November 22, 2002 (Accession Number 0001047469-02-004178).

(a)(14) Amendment No. 13 to Declaration of Trust, Thirteenth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial. Incorporated herein from Registrant's registration Statement on Form N-1A as filed on November 22, 2002 (Accession Number
0001047469-02-004178).

(a)(15) Amendment No. 14 to Declaration of Trust, Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 29, 2003 (Accession No. 0001047469-03-042150)

(a)(16) Amendment No. 15 to Declaration of Trust, Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 29, 2003 (Accession No. 0001047469-03-042150)

(a)(17) Amendment No. 16 to Declaration of Trust, Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 29, 2003 (Accession No. 0001047469-03-042150)

(b)(1) Restated By-Laws. Incorporated herein from Registrant's registration statement on Form N-1A as filed on November 8, 1996 (Accession No. 0001016964-96-000034).

(b)(2) Amendment to Restated By-Laws. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 28, 2000 (Accession Number 0001041455-00-000052).

(b)(3) Amendment No. 2 to Restated By-Laws. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 28, 2000 (Accession Number 0001041455-00-000052).

(b)(4) Amendment to By-Laws. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 20, 2002 (Accession No. 0001047469-02-007870).

(b)(5) Amendment to Restated By-Laws. Incorporated herein by reference to Exhibit (2)(e) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).

(c) Not applicable.

(d)(1) Form of Investment Advisory Agreement between Registrant and J.P.Morgan Investment Management Inc. Incorporated herein from Registrant's registration statement on Form N-1A as filed September 7, 2001 (Accession Number 0000912057-01-531615).

(d)(2) Form of Amendment to Investment Advisory Agreement between the Trust and J.P. Morgan Investment Management, Inc. Incorporated herein by reference to Exhibit (6)(b) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).

(e)(1) Form of Distribution Agreement dated June 29, 2001 between Registrant and J.P. Morgan Fund Distributors, Inc. Incorporated herein from Registrant's registration statement on Form N1-A as filed on April 30, 2003 (Accession
No. 0001047469-03-015630)

(e)(2) Form of Distribution Agreement between the Trust and One Group Dealer Services, Inc. Incorporated herein by reference to Exhibit (7)(b) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).

(f)    Not applicable.

(g)(1) Global Custody Agreement. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 29, 2003 (Accession No. 0001047469-03-042150)

(g)(2) Fee Schedule for Custodian Agreement. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 29, 2003 (Accession No. 0001047469-03-042150)

(h)(1)(a) Form of Administration Agreement dated September 7, 2001 between Registrant and Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank or their Successor. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 27, 2003 (Accession No. 0001047469-03-007157).

(h)(1)(b) Form of Administration Agreement between the Trust and One Group Administrative Services, Inc. Incorporated herein by reference to Exhibit (13)(g) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).

(h)(2) Form of Fee Waiver Agreement. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 27, 2003 (Accession No. 0001047469-03-007157).

(h)(3)(a) Transfer Agency Agreement between Registrant and DST Systems, Inc. Incorporated herein from Registrant's registration statement on Form N-1A as filed August 28, 2001 (Accession Number 0000912057-01-530531).

Form of Transfer Agency Agreement between the Trust and Boston Financial Data Services, Inc. Incorporated herein by reference to Exhibit (i) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).

(h)(4)(a) Form of Shareholder Servicing Agreement dated November 10, 2001 between Registrant and JPMorgan Chase Bank. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 27, 2003 (Accession No. 0001047469-03-007157).

Form of Shareholder Servicing Agreement between the Trust and One Group Dealer Services, Inc. Incorporated herein by reference to Exhibit (h) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).

(h)(5) Securities Lending Agreement dated October 15, 2002 between Registrant and JPMorgan Chase Bank. Incorporated herein by reference to the Registrant's Registration Statement as filed on February 27, 2004 (Accession number 0001047469-04-005949).

(h)(6) Amendment to Securities Lending Agreement dated August 1, 2003 to the Securities Lending Agreement dated October 15, 2002 between Registrant and JPMorgan Chase Bank. Incorporated herein by reference to the Registrant's Registration Statement as filed on February 27, 2004 (Accession number 0001047469-04-005949).

(h)(7) Form of Indemnification Agreement. Incorporated herein by reference to Exhibit (j) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).

(i) Opinion of Nixon Peabody LLP. Incorporated herein from Registrant's registration statement on Form N-1A as filed on May 16, 2001 (Accession Number 0000912057-01-516549).

(j)    Consent of Independent Accountant. To be filed by amendment.

(k)    Omitted Financial Statements. Financial statements omitted from Item 22.

(l) Form of Purchase agreement with respect to Registrant's initial shares. Incorporated herein from Registrant's registration statement on Form N-1A as filed on November 8, 1996 (Accession No. 0001016964-96-000034).

(m)(1) 12b-1 Distribution Plan. Incorporated herein from Registrant's registration statement on Form N-1A as filed August 28, 2001 (Accession Number 0000912057-01-530531).

(m)(2) Form of Combined Amended and Restated Distribution Plan. Incorporated herein by reference to Exhibit (10)(d) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession
       Number 0001104659-04-029056).

(n)(1) Rule 18f-3 Multi-Class Plan. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 29, 2003 (Accession No. 0001047469-03-042150)

(n)(2) Form of Combined Amended and Restated Rule 18f-3 Multi-Class Plan. Incorporated herein by reference to Exhibit (10)(e) to the Registrant's Registration Statement on Form N-14 as filed on September 30, 2004 (Accession Number 0001104659-04-029056).

(o)    Reserved.

(p)(1) Code of Ethics for Funds. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 27, 2003 (Accession No. 0001047469-03-007157).

(p)(2) Code of Ethics of J.P. Morgan Fund Distributors Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed on February 27, 2004 (Accession number 0001047469-04-005949).

(p)(3) Code of Ethics of Advisers. Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 27, 2003 (Accession No. 0001047469-03-007157).

(p)(4) Effective February 19, 2005, Section 12 of the Written Supervisory Procedures for One Group Dealer Services, Inc., filed herewith.

(99)(a) Powers of Attorney for: William J. Armstrong, Roland R. Eppley, Jr., Matthew Goldstein, Ann Maynard Gray, Matthew Healey, Robert J. Higgins, William G. Morton, Jr., Fergus Reid, III, James J. Schonbachler and Leonard
M. Spalding. Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 29, 2003 (Accession No. 0001047469-03-042150)

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

Not applicable.

ITEM 24. INDEMNIFICATION.

Reference is made to Section 5.3 of Registrant's Declaration of Trust and
Section 5 of Registrant's Distribution Agreement.

Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

The business of J.P. Morgan Investment Management Inc. is summarized in the Prospectuses constituting Part A of this Registration Statement, which is incorporated herein by reference. The business or other connections of each director and officer of J.P. Morgan Investment Management Inc is currently listed in the investment advisor registration on Form ADV for J.P. Morgan Investment Management Inc (File No. 801-21011).

ITEM 26. PRINCIPAL UNDERWRITERS.

     (a) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares.

     J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. J.P. Morgan Fund Distributors, Inc. is located at 522 Fifth Avenue, New York, NY 10036. J.P. Morgan Fund Distributors, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc.

     J.P. Morgan Fund Distributors, Inc. acts as principal underwriter for the following investment companies:

J.P. Morgan Fleming Mutual Fund Group, Inc.
Growth and Income Portfolio
J.P. Morgan Funds

J.P. Morgan Institutional Funds
J.P. Morgan Series Trust
J.P. Morgan Series Trust II

J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
J.P. Morgan Mutual Fund Select Group
J.P. Morgan Mutual Fund Select Trust
J.P. Morgan Mutual Fund Trust

JPMorgan Value Opportunities Fund, Inc.
J.P. Morgan Fleming Series Trust
J.P. Morgan Mutual Fund Series
Undiscovered Managers Funds
UM Investment Trust

     (b) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.


NAME AND ADDRESS                   POSITION AND OFFICES                 POSITION AND OFFICES
                                   WITH DISTRIBUTOR                        WITH REGISTRANT
----------------                   --------------------                 --------------------
Charles L. Booth                      Vice President/                           None
3435 Stelzer Road                     Assistant
Columbus, OH 43219                    Compliance Officer

James L. Fox                          Director                                  None
90 Park Avenue
New York, NY 10016

Kevin J. Dell                         Director/Secretary                        None
90 Park Avenue
New York, NY 10016

Edward S. Forman                      Assistant Secretary                       None
90 Park Avenue
New York, NY 10016

Stephen Hoffman                       Treasurer                                 None
3435 Stelzer Road
Columbus, OH 43219

Robert A. Bucher                      Financial and Operations                  None
3435 Stelzer Road                     Principal
Columbus, OH 43219

Richard F. Froio                      Vice President/Chief                      None
100 Summer Street                     Compliance Officer/
Boston, MA 02110                      Executive Representative
                                      Supervising Principal

William J. Tomko                      President                                 None
3435 Stelzer Road
Columbus, OH 43219

(c) Not applicable

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"),and the Rules thereunder will be maintained at the offices of:

     JP Morgan Chase Bank: 3 Chase MetroTech, Brooklyn, NY 11245 and J.P. Morgan Investment Management Inc.: 522 Fifth Avenue, New York, NY 10036 (records relating to its functions as, shareholder servicing agent and administrative services agent and fund accounting agent).

     DST Systems, Inc.: 210 W. 10th Street, Kansas City, MO 64105 (records relating to its functions as transfer agent).


     J.P. Morgan Fund Distributors, Inc.: 522 Fifth Ave., New York, NY 10036 (records relating to its functions as distributor and co-administrator).


     JPMorgan Chase Bank: 3 Chase MetroTech, Brooklyn, NY 11245 (records related to its functions as custodian).

     Effective February 19, 2005

     One Group Dealer Services, Inc.: 1111 Polaris Parkway, P.O. Box 710211, Columbus OH 43271-0211

     One Group Administrative Services, Inc.: 1111 Polaris Parkway, P.O. Box 710211, Columbus OH 43271-0211

ITEM 28. MANAGEMENT SERVICES.

    Not applicable.

ITEM 29. UNDERTAKINGS.

     (a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

     (b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the second full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

                                     SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 28th day of October, 2004.


                                          J.P. MORGAN SERIES TRUST

                                          By:
                                             ---------------------
                                             George C.W. Gatch
                                             President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of October, 2004.



Fergus Reid, III*             Robert J. Higgins*
------------------------      ------------------------
Fergus Reid, III              Robert J. Higgins
Trustee and Chairman          Trustee

William J. Armstrong*         James J. Schonbachler*
------------------------      ------------------------
William J. Armstrong          James J. Schonbachler
Trustee                       Trustee

Roland R. Eppley, Jr.*        Leonard M. Spalding*
------------------------      ------------------------
Roland R. Eppley, Jr.         Leonard M. Spalding
Trustee                       Trustee

Ann Maynard Gray*             William G. Morton, Jr.*
------------------------      ------------------------
Ann Maynard Gray              William G. Morton
Trustee                       Trustee

Matthew Healey*               Dr. Matthew Goldstein*
------------------------      ------------------------
Matthew Healey                Dr. Matthew Goldstein*
President and Trustee         Trustee


*By
         ----------------------------
         Patricia A. Maleski
             Attorney-in-Fact

By
         ----------------------------
         Stephanie J. Dorsey
             Treasurer

By
         ----------------------------
         George C.W. Gatch
             President

                                INDEX TO EXHIBITS

EXHIBIT NO.    DESCRIPTION OF EXHIBIT

(p)(4) Effective February 19, 2005, Section 12 of the Written Supervisory Procedures for One Group Dealer Services, Inc.